Exhibit 16

This document is a free translation only. Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese, and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes. There is no assurance as to the accuracy, reliability or completeness of the translation. Any person reading this translation and relying on it should do so at his or her own risk.

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

BID FOR THE ACQUISITION OF AN ISOLATED PRODUCTION UNIT

EXHIBIT 3.4

Draft of the Sale and Purchase Agreement

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS1

ENTERED INTO, ON ONE SIDE

OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION TELEMAR NORTE LESTE S.A. – UNDER JUDICIAL REORGANIZATION

AND, ON THE OTHER SIDE [BUYER]

AND, AS INTERVENING CONSENTING PARTIES

CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A.

1 Note for the Draft: Excerpts in brackets to be completed by the Parties with the information applicable at the time of the conclusion of the Agreement.

3.1	Purchase Price	17
3.2	Pre-Closing Adjustment	17
3.3	Payment of the Preliminary Purchase Price	17
3.4	Automatic Discharge	17
3.5	Transaction Taxes	18
3.6	Price Adjustment	18
3.7	Payment of the Price Adjustment	19
Clause 4	Conditions Precedent for the Closing	19
4.1	Conditions Precedent of the Parties	19
4.2	Conditions Precedent of Buyer	19
4.3	Conditions Precedent of Sellers	20
4.4	Notice to CADE	21
4.5	Deadline	22
Clause 5	Closing	22
5.1	Closing	22
5.2	Obligations at Closing	22
5.3	Delivery of Documents	23
Clause 6	Representations and Warranties of Sellers	23
6.1	Representations and Warranties of Sellers	23
Clause 7	Representations and Warranties of Buyer	30
7.1	Representations and Warranties of Buyer	30
Clause 8	Acts between Signing and Closing	31
8.1	Ordinary Course of Business	31
Clause 9	Indemnification	33
9.1	Sellers’ Obligation to Indemnify	33
9.2	Buyer’s Obligation to Indemnify	34
9.3	Indemnification Procedures	35
9.4	Third-Party Demand	35
9.5	Compliance with Procedures	36
9.6	Payment of the Indemnification	36
9.7	Limitations on Indemnification Obligation	37
9.8	Effective Amount to be Indemnified	37
9.9	Best Efforts	38
Clause 10	Infrastructure Items and Lease Agreements	38
10.1	Full Regularization	38
10.2	Irreversible Situation	38
10.3	Regularization Costs	39
10.5	Overload Irregularities	39
10.6	Sellers’ Obligations — Payment Maintenance	39
10.6.1	Revenue Received After Closing	39
10.8	Replacement of Guarantees	40
10.9	New Infrastructure Items	40
10.10	Insurance Hiring	40
Clause 11	Termination	40
11.1	Termination Events	40
11.2	Fine	41
11.3	CADE Extension	41

11.4	Termination Effects	41
11.5	Exercise Limitation	41
Clause 12	Notices	41
12.1	Notices	41
12.2	Reception Convention	41
12.3	Change	42
Clause 13	Conflict Resolution	42
13.1	Arbitration	42
Clause 14	Miscellaneous	43
14.1	Amendments	43
14.2	Assignment	43
14.3	Financing	43
14.4	Exhibit Update	43
14.5	Sharing Agreement	44
14.6	Binding Act	44
14.7	Comprehensive Consensus and Documents	44
14.8	Severability	44
14.9	Subsequent Commitment	44
14.9	Press and Public Releases	44
14.11	Unfavorable Interpretation	44
14.12	Confidentiality and Non-Disclosure	44
14.13	Fiduciary Assignment	45
14.14	Liabilities	45
14.15	Intervening Consenting Sellers	45
14.16	Guarantee	45
14.17	Waiver, Termination and Discharge	46
14.18	Forbearance	46
14.19	Liability for Costs	46
14.20	Corporate Reorganization	46
14.21	Specific Performance; Enforceable Instrument	46
14.22	Governing Law	46

List of Exhibits

Exhibit	Description
Exhibit A	Existing Sharing Agreements
Exhibit B	Infrastructure Items
Exhibit 4.2.1(viii)	Existing Sharing Agreements Subject to Prior Consent
Exhibit 4.2.1(ix)	Lease Agreements Identified
Exhibit 4.4.6(i)	Final Purchase Price Adjustment - Substantial Competitive Restrictions
Exhibit 5.2.1(v)	Closing Instrument
Exhibit 5.2.1(vi)	Oi Sharing Agreement
Exhibit 5.2.1(viii)(A)	Properties of Affiliates of Sellers
Exhibit 5.2.1(viii)(B)	Form and Commercial Conditions of the New Lease Agreements for the Sellers Affiliates Real Properties
Exhibit 5.2.1(ix)	Draft of the Temporary Power-of-Attorney for the New Managers
Exhibit 6.1.12	Financial Statements

Exhibit 6.1.16	Relevant Company Agreements
Exhibit 6.1.19(i)	Company’s Powers-of-Attorney
Exhibit 6.1.19(ii)	Company’s Checking Accounts and Authorized Persons
Exhibit 6.1.20	Litigation

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

On one side:

I.                          OI MÓVEL S.A. — UNDER JUDICIAL REORGANIZATION, a corporation with its head offices in Brasília, Distrito Federal, no Setor Comercial Norte, Quadra 03, Bloco A, Edifício Estação Telefônica, Térreo, Parte 2, ZIP CODE 70.713-900, registered with the National Register of Legal Entities of the Ministry of Economy (“CNPJ/ME”) under No. 05.423.963/0001-11, herein represented pursuant to its Bylaws (hereinafter referred to as “Oi Móvel”);

And, on the other side:

II.                       TELEMAR NORTE LESTE S.A. — UNDER JUDICIAL REORGANIZATION, a corporation with its head office located in Rio de Janeiro, State of Rio de Janeiro, at Rua do Lavradio, nº 71, 2º andar, Centro, ZIP CODE 20.230-070, registered with the CNPJ/ME under No. 33.000.118/0001-79 and in the Commercial Registry of the State of Rio de Janeiro under NIRE 33.30015258-0, herein represented pursuant to its Bylaws (hereinafter referred to as “TMAR”); and, together with Oi Móvel, “Sellers”.

And, on the other side:

III.                     [BUYER], with its head offices at [•], registered with the CNPJ/ME under No. [•] (hereinafter referred to as “Buyer”);

With Sellers and Buyer hereinafter jointly referred to as “Parties” and individually and indistinctly as “Party”.

And, as Intervening Consenting Party:

IV.                    CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A., a corporation incorporated on January 13, 2020, with its head offices in Rio de Janeiro, State of Rio de Janeiro, at Rua do Lavradio, n° 71, sl. 201/801, Centro, ZIP CODE 20.230- 070, registered with the CNPJ/ME under No. 35.978.982/0001-75 and with the Commercial Registry of the State of Rio de Janeiro under NIRE 33.300.333.215, herein represented pursuant to its Bylaws (hereinafter referred to as “Company”);

And also as an intervening, consenting and guarantor of the obligations of Sellers:

V.                OI S.A. - UNDER JUDICIAL REORGANIZATION, a publicly-held company, with its head offices in Rio de Janeiro, State of Rio de Janeiro, at Rua do Lavradio n.° 71, Centro, ZIP CODE 20.230-070, registered with the CNPJ/ME under No. 76.535.764/0001- 43, herein represented pursuant of its Bylaws (hereinafter referred to as “Oi” and, together with Company, the “Intervening Consenting Sellers”).

WHEREAS:

A)              On June 20, 2016, Oi, together with other companies in its economic group, filed for judicial reorganization before the 7th Lower Commercial Court of the Judicial District of the Capital City of the State of Rio de Janeiro, under No. 0203711-65.2016.8.19.0001 (“Judicial Reorganization”);

B)              Within the scope of the Judicial Reorganization, the Judicial Reorganization Plan expressly sets forth the possibility of disposal, by Sellers, of movable or immovable property that is part of its permanent assets, by means of constituting an UPI under articles 60, 66, 140, item II, 141 and 142, item II, of the LFR;

C)              On June 15, 2020 and on [•], 2020, Oi and Sellers, together with other companies in its economic group, filed before the 7th Lower Commercial Court of the Judicial District of the Capital City of the State of Rio de Janeiro (“Judicial Reorganization Court”) a request for Amendment to its Judicial Reorganization Plan (“Amendment to the PRJ”), which provided for (i) the creation of an Isolated Production Unit (UPI) formed by the shares issued by Company, to which all the Infrastructure Items were poured and to which the Licenses for the Site, Lease Agreements and Existing Sharing Agreements relating to such Infrastructure Items were or will be assigned and transferred, as the case may be, subject to the provisions of this Agreement; and (ii) the sale of one hundred percent (100%) of the Shares issued by Company in a competitive proceeding;

D)              The Amendment to the PRJ was approved at the Creditors’ General Meeting held on [•], 2020 and ratified by the Judicial Reorganization Court on [•], 2020;

E)              As provided for in the Judicial Reorganization Plan and Amendment to the PRJ, as preparatory acts for the sale of Company and the Infrastructure Items through UPI, Sellers and their Affiliates approved and implemented the Corporate Reorganization;

F)               Upon completion of the Corporate Reorganization, Company started to hold all assets, liabilities, contracts, Licenses, rights and obligations necessary to conduct the business of development, maintenance, lease and assignment for use of the Infrastructure Items (“Business”);

G)             The sale of Company (and, therefore, of the Infrastructure Items) through UPI was subject to auction of closed bids, under the terms of [Clause 5.3.8.2] of the Amendment to the PRJ and articles 60, 66, 140, item II, 141 and 142, item II, of LFR (“Auction”), according to the public notice published on [date] (“Public Notice”);

H)             Buyer’s bid, submitted on the Auction date, was declared the winner in the Auction and ratified by the Judicial Reorganization Court on [date];

I)                 Buyer wishes to acquire from Sellers all the shares issued by Company representing the entire share capital of Company (“Shares”), free of any liens and successions from Sellers and any of their Affiliates or Related Parties, pursuant to articles 60, 66, 140, item II, 141 and 142, item II, of the LFR and subject to the terms and conditions agreed upon in this instrument; and

J)                The Infrastructure Items are the subject matter of Infrastructure Sharing and/or Assignment for Use Agreements, or other Contracts that formalize the use of the space and installed capacity of these Infrastructure Items by Sellers, their Affiliates and/or Third Parties, as the case may be, as indicated in Exhibit A to this Agreement (“Existing Sharing Agreements”).

Now, therefore, the Parties hereby DECIDE to enter into this Share Purchase Agreement via UPI and Other Covenants (“Agreement”), pursuant to the following clauses and conditions.

Clause 1. Definitions

1.1.      Definitions. For purpose of this Agreement, the terms below, whenever in capital initials, shall have the meanings attributed thereto in this Clause 1.1:

“Affiliate” means, in relation to any Person, any Person who directly or indirectly Controls, is Controlled by, or is under common Control with that Person, provided that Persons in the portfolio of funds managed by [name] will not be considered Affiliates of Buyer.

“Price Adjustment” means the amount equivalent to the Final Purchase Price minus the Preliminary Purchase Price.

[“CADE Approval” means whichever happens first among (a) the certification of the end of the term for appeal of fifteen (15) days counted from the date of publication in the Official Gazette of Brazil of the decision for approval of the Transaction by the General Superintendence Office of CADE, without any appeal or measure having been filed before CADE or by any Third Party with standing for such in the Transaction analysis proceedings and/or without any certiorari by any member of the CADE administrative tribunal; or (b) the certification of the final and unappealable decision by the CADE Administrative Tribunal to approve the Transaction, in case the case records are submitted to its analysis, in any of the events set forth in Law No. 12,529/11 and the CADE regulations.]2

“Leased Area” means each area of property or coverage of property leased, subleased, assigned, occupied or used in any capacity by Company for the implementation, maintenance, operation, lease, sharing or assignment for use of an Infrastructure Item

2 Note for the Draft: Provisions related to antitrust approvals to be excluded if not applicable at the time of executing this Agreement.

(including extensions of land or other immovable property in which the Infrastructure Items are located).

“Independent Auditor” means any one amongst (a) Deloitte, (b) KPMG, (c) E&Y, (d) PWC or (e) BDO.

“Governmental Authority” means any governmental agency, independent agency, division, department, court or other federal, state or municipal government body of the direct or indirect public administration, as well as any and all courts, judicial authorities and/or arbitration tribunal.

“Brazil” means the Federative Republic of Brazil.

“CADE” means the Administrative Council for Economic Defense.

“Cash” means the consolidated position of cash deposits and immediately available funds, deposited in checking accounts, savings accounts, investment funds, all financial investments and funds deposited with financial institutions and equivalents with availability within thirty

(30) days. Cash must exclude any cash retained and not freely available for being subject to any restrictions, limitations relating to use by Law, Contractual Instrument or otherwise, including guarantees for loans or subject to judicial deposits.

“Working Capital” means, without any duplicity, (a) the balance of the current asset accounts – namely: (i) accounts receivable, (ii) inventories, and (iii) other operating accounts for current assets; minus (b) the balance of current liability accounts, namely: (i) suppliers,

(ii) salaries and charges, (iii) taxes payable, and (iv) any other operating accounts for current liabilities, in each case calculated in accordance with the Brazilian GAAP. For avoidance of doubt, the definition of Working Capital shall not consider the amounts included in the calculation of Cash or Debt.

“Brazilian Civil Code” means Brazilian Federal Law No. 10,406, dated January 10, 2002, as amended.

“Brazilian Code of Civil Procedure” means Brazilian Federal Law No. 13,105, dated March 15, 2015, as amended.

“Knowledge” means, with respect to any Person, (i) the actual knowledge of that Person and/or any manager (including non-statutory director) of such Person, or (ii) the knowledge that is required from any of the Persons referred to in item “(i)” above due to Law.

“Oi Sharing Agreement” means the agreement to be entered into between Company, in the capacity of contractor, Oi Móvel, in the capacity of Principal and Oi, in the capacity of intervening guarantor, to regulate the use of the Infrastructure Items as of Closing, pursuant to Exhibit 5.2.1(vi).

“Lease Agreements” means the contracts (written or verbal) related to the lease or occupation of the respective Leased Areas and spaces in which the Infrastructure Items are installed, such as specific lease agreements, loan for use (comodato), assignment for use of space, among others. The Lease Agreements that are formalized in writing and whose copies signed by the respective signatory parties have been duly identified by Sellers until the date hereof are described and specified in Exhibit 4.2.1(ix) (such Lease Agreements jointly referred to as “Identified Lease Agreements”).

“Relevant Agreements” means, altogether: (i) the Existing Sharing Agreements, (ii) the Lease Agreements, and (iii) the types of Contracts listed below: (a) service agreements or employment contracts that cannot be terminated unilaterally without penalty; (b) collective labor or collective bargaining agreements entered into with unions; (c) agreements establishing investment or CAPEX commitments; (d) agreements related to purchase of assets, right to use, isolated production units or line of business; (e) real property purchase agreements; (f) shareholders’ agreements or members’ agreements or similar instruments;

(g) investment contracts in, or purchase and sale of, shares, quotas, equity interests or any other security or operating businesses or material assets; (h) business sale agreements or goodwill purchase agreements; (i) contracts of any nature that establish or agree to any obligations to pay and/or right to receive, in the next twelve (12) months from the date hereof, amounts in aggregate value equal to or greater than five hundred thousand reais (BRL 500,000.00); (j) contracts constituting, formalizing, granting or in which there is an assumption of Debt and/or constituting any type of Lien; (k) contracts limiting or prohibiting the non-occurrence of Debt, distribution of earnings, dividends and/or retention of profits; (l) judicial or extrajudicial agreements to avoid or end Demands; (m) licensing, assignment, sharing, permission or transfer agreements for intellectual property or other intangible assets;

(n) call option or put option contracts that grant any Person the right of first refusal, peremption or similar rights; (o) Profit Sharing agreements, or association, operation, partnership (commercial, operating or other) and/or joint-venture exploration agreements; (p) contracts providing for or agreeing upon the payment of royalties; (q) contracts entered into with any Governmental Authority; (r) agreements of any kind entered into between, on one side, Company and, on the other side, Sellers, their Affiliates and/or their Related Parties, including, but not limited to, lease agreements and cost-sharing agreements; (s) contracts for, or containing (i) obligations of secrecy or confidentiality, (ii) obligations of exclusivity and/or which limit or prohibit the performance or expansion of activities, operations or business (territorial or any other type) and/or (iii) pact or obligation for non-competition or non-compete or that prevent the hiring of managers, workers, employees or other Persons (non-solicit agreements); and/or (iv) obligation to dispose of material assets to conduct and transact the Business; (v) restrictions on the sale of Shares, Infrastructure Items and/or Business and that therefore require the consent of counterparties in such Contract Instruments is necessary for this purpose; and/or (t) any Contractual Instrument, pre-contract or promise to constitute or execute, directly or indirectly, any of the contracts described in items “(a)” through “(s)”, even if effectively or with suspended or conditioned execution. The Material Contracts entered into, assigned or that will be assigned to Company as a result of the Corporate Reorganization and/or involving, directly or indirectly, the Business or Assets of Company, are listed in Exhibit 6.1.16.

“Control” means, in relation to a Person, the power to, directly or indirectly, individually or jointly with other Persons, manage and order the direction of such Person’s management and policies, by means of ownership of the majority of its voting capital, by operation of a

Contractual Instrument, or by any other means. Terms derived from Control, such as “Parent”, “Controlling”, “Controller” and other related words will have meanings similar to Control.

“Transaction Costs” means, insofar as they occur before the Closing or simultaneously to the Closing, or the respective generating event is prior or simultaneous to the Closing, and provided that they have not been paid by Company before the Closing, without duplication, the following costs incurred or borne by Company: (i) all fees and expenses incurred or subject to reimbursement in connection with the preparation, negotiation or execution of this Agreement or the consummation of the transactions contemplated by this Agreement, or in connection with or in anticipation of any alternative transactions considered in relation to Company and/or the Business, including any costs related to the Auction, fees, expenses, commissions and costs payable or reimbursable by Company to financial advisers, brokers, banks, consultants, accountants, court fees, legal advisers or other consultants, professionals or service providers; (ii) any contracted payments due related to the change of control, transaction bonus or similar payments or indemnification that are or become due to any employee, independent service provider, consultant, executive or manager of Company and/or its Affiliates (if applicable) in connection with the transactions contemplated by this Agreement; (iii) any costs, fees or expenses related to the Corporate Reorganization (including the registration of the Corporate Reorganization documents with JUCESP or any other Governmental Authority); and (iv) any costs or expenses incurred by Company in conducting the Auction or any costs or expenses related to the procedures contemplated by the Judicial Reorganization Plan or the Amendment to the PRJ; provided that, however, such transaction costs shall not include: (a) any Debt; or (b) any amounts included in the calculation of the Working Capital.

“Ordinary Course” in relation to Company, means conducting its activities (a) in a consistent manner in nature, scope and magnitude with past practices, and (b) in compliance, in all its relevant aspects, with the applicable law.

“Sellers’ Fundamental Representations and Warranties” mean the representations made by Sellers in Clauses 6.1.1 (Corporate Good Standing), 6.1.3 (Ownership), 6.1.4 (Power, Corporate Jurisdiction and Approvals), 6.1.5 (Sellers’ Bylaws and Judicial Reorganization Plan), 6.1.6 (Outstanding Securities and Issuance of Shares), 6.1.10 (Solvency), 6.1.26 (Pre- Operating Company), 6.1.27 (Brokerage Commission) and 6.1.28 (Good Practices).

“Demand” means any action, proceeding, deficiency notice, order, judicial or extrajudicial notification, notice of violation or non-compliance, claim, notice, plea, complaint, investigation, execution, judicial or administrative proceeding, arbitration proceeding or any investigation of any nature.

“Business Day” means any day (i) that is not a Saturday or Sunday, or (ii) when commercial banks are open for business at regular business hours in the municipality of Rio de Janeiro, State of Rio de Janeiro, in the municipality of São Paulo, State of São Paulo, in Brazil, and in New York, State of New York, in the United States of America.

“Drop-Down of Indoor Sites” means the increase in the Company’s share capital decided on [date], which was subscribed by Oi Móvel and paid in by Oi Móvel through the contribution, assignment and transfer of the Indoor Sites to Company’s capital, so that Company became the legitimate holder and owner of said Indoor Sites.

“Drop-Down of Outdoor Sites” means the increase in the Company’s share capital decided on [date], which was subscribed by TMAR and paid in by TMAR through the contribution, assignment and transfer of the Outdoor Sites to Company’s capital, so that Company became the legitimate holder and owner of said Outdoor Sites.

“Material Adverse Effect” means any circumstance, condition, event, change or occurrence (“Event”) that, individually or in conjunction with one or more Events, adversely and materially affects (i) the Business, financial or operating conditions, assets and/or the results of the Company’s operations; or (ii) the ability of the Company and the Parties to comply with the obligations assumed herein and to consummate the legal transactions provided for herein, within the terms set forth in this instrument. Without limiting the foregoing, any Events that, individually or in conjunction with one or more Events, result in a Loss (and, notwithstanding the definition of Loss and exclusively for the purposes of this definition of Material Adverse Effect, it will include loss of profits and loss of revenues), contingent or effective, negative financial impacts, imposition of payments or disbursements in an amount equal to or greater than one hundred million reais (BRL 100,000,000.00), will necessarily be considered and interpreted as a “Material Adverse Effect” for the purposes of this Agreement. However, no Event will be considered a “Material Adverse Effect” for the purposes of this Agreement when arising from or attributable to any of the factors listed below, either alone or in conjunction with each other: (a) general changes in economic or political conditions that generally affect the sectors or market in which Company and Buyer operate; (b) acts of war (declared or not), sabotage or terrorism, military actions or military escalation after the date hereof, (c) foreseeable developments, on the date of execution of this Agreement, of pandemics and public health crises, or (d) any changes in the applicable laws or accounting or tax rules, which may occur after the date hereof; provided, however, that any Event arising from or attributable to the events “(a)” through “(d)” above will not be disregarded for the purposes of determining a Material Adverse Effect only if and to the extent that such an Event has a disproportionate adverse impact on the business or operations of Company, when compared to other Persons operating in the same sectors and markets in which these Persons operate.

“Debt” means, in relation to a Person: (i) all long and short term debts, past due and unpaid and due, including with financial institutions and suppliers, regardless of whether they are secured or not; (ii) any overdue amounts owed to Employees and service providers that have not been paid by the originally agreed term; (iii) all overdue amounts, in installments or not, due and not paid to federal, state or municipal tax and contribution collection agencies; (iv) any overdue accounts payable; (v) any and all operating and/or financial leasing transactions contracted and in force; (vi) any dividends, interest on the stockholders’ equity, other pecuniary advantages and/or any other form of profit sharing, in cash or in kind declared and unpaid; (vii) any Transaction Costs; and (viii) any and all amounts related to interest incurred up to the date of assessment of the Debt, as well as any fines incurred and not yet incorporated into the principal amount; in any case, calculated under Brazilian GAAP.

“Operator Equipment” means, all together, the generators, telecommunications, radio and other equipment present in the structures of any Infrastructure Item and which are the property of Sellers and/or their Affiliates, as well as their antennas and/or connection cables for such equipment that are apt to provide Personal Mobile Service and/or Specialized Mobile Service. Operator Equipment include, but not limited to, dedicated equipment, power cables for Sellers’ and their Subsidiaries’ shelter/container, fiber optic cables, radio frequency and transmission antennas and their cables, exclusive and specific grounding system for these equipment and associated grounding devices with coaxial cables, shelter / container / Outdoor Base Radio Station of Sellers and their Affiliates, all electronics and batteries associated with the shelter / container / Outdoor Base Radio Station of Sellers and their Affiliates, specific internal and external grounding of the shelter / container / Outdoor Base Radio Station of Sellers and/or their Affiliates (including the physical grounding material and the physical connection between the Operator Equipment and the general grounding system of the site), generators, diesel tanks, active and passive security system, telephone lines, COW (Cell on Wheels) base radio station, and any substations and power transformers dedicated solely to Sellers and/or their Affiliates, all energy contracts related to the Operator Equipment, as well as the operating rooms and masonry shelters, but always excluding their respective foundations.

“Site Equipment” means the physical assets (with the exception of the property, shelters, containers or other types of equipment), located in a given Infrastructure Item, which are utilized for the use, operation, exploration or management of the Infrastructure Item in question.

“Base Radio Station” means the equipment of the Personal Mobile Service or Specialized Mobile Service network located in an Infrastructure Item that is responsible for communicating with the terminal equipment of the users of these services, through the transmission and reception of signals in the frequency bands authorized for the Personal Mobile Service or Specialized Mobile Service.

“Closing” means the closing of the Transaction, by means of the assignment and transfer of the Shares to Buyer and practice of the other acts provided for in Clause 5.2.

“Brazilian GAAP” means the accounting principles generally accepted in Brazil, based on the Brazilian Corporations Law, the regulations of the Federal Accounting Council - CFC, the pronouncements of the Accounting Pronouncement Committee - CPC, and the regulations of the Brazilian Securities Commission - CVM.

“Lien” means any encumbrances, claims, pledges, liens, security interests, options, right of first refusal, rights of first offer, debts, charges or restrictions, shareholders’ agreements or of any other type (including as related to the use, voting, transfer, receipt of earnings or exercise of any of the ownership rights).

“Dommo Merger” means the merger of Dommo Empreendimentos Imobiliários Ltda., a limited liability company with head offices in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, n.° 12.901, 27° andar, Brooklin Paulista, ZIP CODE 04578-

910, and registered with the CNPJ/ME under No. 04.034.792/0001-76 (“Dommo”) into TMAR, carried out on July 1, 2020, whereby TMAR succeeded Dommo in all the right and obligations and Dommo, in turn, was extinguished by operation of law, under the terms and as provided for in the Brazilian Corporations Law and the Brazilian Civil Code.

“Sensitive Competition-Related Information” means any and all data and information that may in any way influence the Parties' business decision-making process and business strategies, and influence their ability to compete independently in the market, including, but not limited to: (i) business plans, budgets, undisclosed/published accounting information, information regarding production capacity, costs, terms of contracts with suppliers, among others; and (ii) any industrial, trade or any other type of secrets related to the activities carried out, as well as information on assets, products, production levels, pricing and discount strategies, technology, market studies, customer lists, commercial and/or marketing strategies, future expansions or business, logistics, employee compensation, non-public information about brands and patents (R&D), among other.

“Minimum Revenue Index” means a set of Infrastructure Items that, in aggregate, represent eighty percent (80%) of the Annual Pre-Closing Revenue.

“Contracts” means any agreement, contract, order, commitment or other instrument entered into by any Person.

“IPCA/IBGE” means the Broad Consumer Price Index — IPCA, disclosed by the Brazilian Institute of Geography and Statistics — IBGE, or another index that may replace it.

“Infrastructure Items” means, specifically and altogether, the telecommunication infrastructure sites (including, therefore, Outdoor Sites and Indoor Sites) specified in Exhibit B, which are comprised of the set including a Tower and/or Roof Top. For the avoidance of doubt, the definition of Infrastructure Items expressly excludes any and all Operator Equipment, but includes Site Equipment.

“Law” means any law, code, ordinance, rule, resolution, normative instruction, regulation, treaty, convention and/or any other determination, order, writ, injunction, decision, judgment, award and/or decree issued by any competent Governmental Authority regarding any Party and/or their respective assets.

“Brazilian Corporations Law” means Brazilian Federal Law No. 6,404, dated December 15, 1976, as amended.

“Brazilian Anti-Corruption Laws” means, as amended from time to time, (i) all Brazilian Laws on corruption, bribery, fraud, conflict of public interests, misconduct, violation of public bidding and procurement, money laundering, political or electoral donations, or management of businesses without commitment to ethics, including, among others, Decree- Law No. 2,848/1940 (Criminal Code), Brazilian Federal Law No. 8,429/1992 (Law on Misconduct in Office), Brazilian Federal Law No. 9,504/1997 (Electoral Law), Brazilian Federal Law No. 8,666/1993 (Contract and Public Bidding Law), Brazilian Federal Law No. 12,813/2013 (Conflict of Interest Law), Brazilian Federal Law No. 9,613/1998 (Money

Laundering Act) and Brazilian Federal Law No. 12,846/2013 (Anti-Corruption Law), as amended by Federal Decree No. 8,420/2015 (Anti-Corruption Decree); (ii) the Foreign Corrupt Practices Act of 1977 of the United States of America; and (iii) the list of Specially Designated Nationals and Blocked Persons kept and frequently updated by OFAC, as well as any act imposed or applied by OFAC.

“LFR” means Law No. 11,101, dated February 9, 2005, as amended.

“License” means any and all authorization, permit, consent, approval, order, resolution, license, concession, permission, exemption, declaration, grant, certification, decree, registration and/or annotation issued, granted or conferred by any Governmental Authority, including, but not limited to, environmental, regulatory and urban licenses.

“Site License” means any and all applicable License, as necessary and/or required by Law for the construction, implementation, installation, lease, use, exploration, operation and management of the Infrastructure Items and/or for occupation of the Leased Areas.

“Verification Moment” means 11:59 pm (Brasília standard time) of the day before the Closing Date.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Indemnified Party” means Buyer Indemnified Party or Sellers Indemnified Party, as the case may be.

“Related Party” means, with regard to any Person, any of its Affiliates, as well as (i) in case of a legal entity, or other organization with or without legal personality, (a) its managers, including non-statutory directors, and their respective spouses and/or relatives up to the 3rd degree (and respective spouses thereof); and (b) managers, including non-statutory directors, and their respective spouses and/or relatives up to the 3rd degree (and respective spouses thereof) of any Affiliate of the Person in question, (ii) in case of an individual, the spouse and/or relatives up to the 3rd degree (and respective spouses thereof) of such Person, or (iii) any legal entity in which any of the Persons mentioned above holds, individually or jointly, directly or indirectly, more than ten percent (10%) of its share capital (or equivalent equity interest thereon).

“Person” means any individual, legal entity, businessperson, general partnership or company (including, but not limited to, corporations, limited liability companies or other types of companies), foundation, investment fund, association, partnership, consortium, trust, fiduciary entity or any other entity or organization, with or without legal personality, or any Governmental Authority.

“Loss” means any and all losses, damages, liabilities (including obligations related to Taxes), shortcomings, obligations, losses, penalties, encumbrances, claims, actions, proceedings, decisions (judicial, administrative, arbitration or similar), judgments, awards, agreements and, provided that they are reasonable and documented, costs, expenses and disbursements (including, but not limited to, court deposits, attorneys’, accountants’ and experts’ fees, costs of loss of suit and administrative fees/costs, including those incurred in the conduct of any proceeding, action or Demand) of any type or nature, as well as adjustment for inflation, default and/or compensatory interest, fines and any other additions and/or penalties applicable, whether by operation of law or Contractual Instrument. The following are expressly excluded from the definition of “Loss”: moral damages, indirect damages, image damages, loss of profits and losses of revenue.

“Judicial Reorganization Plan” means the judicial reorganization plan of Oi and its direct and indirect subsidiaries TMAR, Oi Móvel, Portugal Telecom International Finance BV — Under Judicial Reorganization, and Oi Brasil Holdings Cooperatief UA — Under Judicial Reorganization — jointly with companies COPART 4 Participações S.A. — Under Judicial Reorganization and COPART 5 Participações S.A. — Under Judicial Reorganization, which were subsequently merged, respectively, into Oi and TMAR — approved at a creditors’ general meeting held on December 19 and 20, 2017 and ratified by the Judicial Reorganization Court on January 8, 2018, as amended pursuant to the Amendment to the PRJ approved at the Creditors’ General Meeting held on [date].

“Annual Revenue Price Disclosed” means the amount of [•] reais (BRL [•])3, corresponding to the sum of the net revenue accumulated in April, May and June 2020 from the Outdoor Sites (which corresponds to the amount of [•] reais (BRL [•]))4) and the Indoor Sites (which corresponds to the amount of [•] reais (BRL [•]))5, multiplied by four (4), to establish the revenue in annual terms, as disclosed by Sellers in the scope of the Auction and contained in the Public Notice. The Annual Revenue Price Disclosed will be subject to the adjustments provided for in Clause 3 below.

“Annual Indoor Revenue Price” means (i) the sum of the accumulated net revenue of the Indoor Sites in the last three (3) full months immediately prior to the month in which the respective calculation will occur, as adjusted to exclude the effects of revenues arising from expired or extinct Contracts (either by decision of either party or due to expiration thereof),

(ii) multiplied by four (4), to establish such revenue in annual terms; and (iii) multiplied by [•] ([•])6.

“Annual Outdoor Revenue Price” means (i) the sum of the accumulated net revenue of the Outdoor Sites in the last three (3) full months immediately prior to the month in which the respective calculation will occur, as adjusted to exclude the effects of revenues arising from expired or extinct Contracts (either by decision of either party or due to expiration thereof),

(ii)    multiplied by four (4), to establish such revenue in annual terms; and (iii) multiplied by [•] ([•])7.

3 Note for the Draft: To be filled in with Annual Revenue Disclosed in the Auction/Public Notice.

4 Note for the Draft: To be filled in with the amounts disclosed by Sellers in the Public Notice.

5 Note for the Draft: To be filled in with the amounts disclosed by Sellers in the Public Notice.

6 Note for the Draft: To be filled in with the multiple of the Indoor Sites offered in the winning bid of the Auction.

7 Note for the Draft: To be filled in with the multiple of the Outdoor Sites offered in the winning bid of the Auction.

“Annual Pre-Closing Revenue Price” means the Annual Revenue to be estimated by Sellers with the calculation base date being the Closing Date, in the manner and subject to the provisions in Clause 3 below, provided that, for the purposes of calculating the Annual Pre- Closing Revenue, Sellers will hire an Independent Auditor to calculate the Annual Outdoor Revenue and Annual Indoor Revenue of at least one (1) of the three (3) months used as the basis for the calculation of said Annual Pre-Closing Revenue and that Sellers will deliver supporting documentation, including proof of payments, to Buyer as provided for in this Agreement.

“Full Regularization” means, in relation to a Lease Agreement, (a) the formalization, by means of a written Contractual Instrument, of the occupation and/or lease by Company of the Leased Area(s) pertinent to the respective Lease Agreement; (b) the assignment and transfer of the Lease Agreement to Company (as lessee, assignee and/or grantee), under the same commercial conditions currently in force (including term and other terms and conditions), except for annual remuneration, which may vary up to five percent (5%) compared to the value in effect on the date hereof (any amounts of the annual remuneration mentioned above that exceed the percentage of five percent (5%) referred to above, “Regularization Cost Increase”); and (c) the obtainment of consent by the counterparty to said Lease Agreements, where applicable according to their terms, for the implementation of the Corporate Reorganization and the Closing and performance of the acts provided for in item “(b)” above. For clarification purposes, the value in effect, on the date hereof, of the annual remuneration of the Lease Agreements related to the Leased Areas, is broken down, individually for each Infrastructure Item, in the corresponding column “Current Lease Value” in Exhibit B8.

“Corporate Reorganization” means, altogether, the following operations and legal transactions: (a) Dommo Merger; (b) Drop-Down of Outdoor Sites; and (c) Drop-Down of Indoor Sites.

[“Substantial Competitive Restrictions” means, for the purposes of this Agreement, the following measures: (a) the divestment, sale, disposal of, burdening, cancellation of contracts or obligation to license any transaction, business or asset of Buyer and/or its Affiliates; (b) the sale or disposal of any portion of Company’s operations, businesses or assets; or (c) disbursement of any amounts that cause any substantial adverse change, compared to the situation of Company or Buyer and/or their Affiliates on the date of execution of this Agreement, with respect to the business, assets, condition (financial, equity or other), operating prospects or results of the Company or Buyer and/or their Affiliates, as the case may be, which exclusively with respect to item “(b)” above represent any restrictions on operations, businesses or assets of Company that account for more than twenty percent (20%) of the Annual Revenue Disclosed generated by all Infrastructure Items.]9

8 Note for the Draft: To be filled in with the information on the base date of executing the agreement. Information supporting the base values will be submitted for purposes of validating such values prior to execution of the agreement.

9 Note for the Draft: Provisions related to antitrust approvals to be excluded if not applicable at the time of executing this Agreement.

“Roof Tops” means, in infrastructure, the set of structures and spaces allocated to bear the radiofrequency and transmission antennas, with safety and within the acceptable limits for angular deformation (bending plus torsion) and their respective accessories: support and fixation base for the vertical structures, lighting (including light barrier, photocell and wiring controls), pedalboards (including fall arrest safety cable), vertical or horizontal cable bed, grounding system (including lightening rod, wires and ground connections and the specific grounding mesh for the structure), beacons, access stairways and platforms, fixation/support structure for the equipment, switchboards, power piping and electrical cables. Roof Tops are usually assembled on: (i) slabs of building roofs; (ii) roofs; (iii) water tanks; (iv) facades (antennas only); and (v) any combination of the items above. Additionally, the characterization of Roof Tops considers that they have a fully functional Base Radio Station owned by Sellers, its respective Affiliates and/or Third Parties.

“Corporate Reorganization Oi Companies” mean, altogether, the following companies: (i) TMAR; and (ii) Oi Móvel.

“Indoor Sites” means, altogether, the Infrastructure Items identified in Exhibit B in the “Indoor Sites” tab.

“Outdoor Sites” means, altogether, the Infrastructure Items identified in Exhibit B in the “Outdoor Sites” tab.

“DI Rate” means the annual average rate (considering a year of 252 business days) related to transactions with Interbank Deposit Certificates – CDI, with a term equivalent to one (1) Business Day (over), assessed and disclosed on a daily basis by B3 S.A. – Brasil, Bolsa, Balcão, by rounding the daily factor in the eighth decimal place. If, for any reason, the DI Rate is extinguished, replaced or not disclosed, the interest rate that officially replaces it, or, in its absence, any other that best reflects the average variation of the raising costs in the national interbank market shall be applied.

“TED” means electronic transfer of funds immediately available.

“Third Party” means any Person other than the Parties.

“Towers” means every structural set capable of supporting the installation of transmission and radiofrequency antennas with safety and within the acceptable limits for angular deformation - bending plus torsion, including the tower structure, the foundation of the tower structure, the tower lighting (including light barrier, photocell and wiring controls, cables), the tower work platform, all antenna supports and tower equipment, tower rest platforms, stairways to the tower (including the fall arrest safety cable, body guard, bracings, vertical and horizontal stretching, the general grounding system of the tower (including lightning rods, wires and ground connectors for the tower and the land grounding mesh), site grounding system (including the global grounding system for the site regarding fences, walls, doors, recipients, gates and energy inputs), power input panel where the meters are located, concrete foundations and/or metal shelters for power input, power infrastructure from the utility company’s distribution network, the power input pattern, including ducts, posts and power piping and fiber optic, junction boxes as well as the materials related to the site perimeter

(such as walls, fences, gates, etc.), metal skids for the Base Radio Station, concrete base for the Base Radio Station, metallic “eco box” (structure in metal profiles and checkered-plate floor and variable sizes) for the Base Radio Station, site lighting system, industrial outlet for a generator (steck), excluding any equipment that are installed in or attached to the Tower. Additionally, the characterization of Towers considers that they have a fully functional Base Radio Station owned by Sellers, its Affiliates and/or Third Parties.

“Taxes” mean all taxes, contributions, charges, rates, fees, duties, social contributions or other governmental charges of any nature, including, without limitation, all income taxes, withheld at the source or not, on capital gains, share capital, transfer, sale, use, occupation, ownership, consumption, franchise, severance, paid leave, payroll, federal, state, municipal and local taxes withheld at source and other taxes, as well as accretions, fines and interest in relation to any said amounts.

“UPI” means an isolated production unit, pursuant to article 60 of the LFR and the Judicial Reorganization Plan.

“Annual Revenue Amount” means the sum of the Annual Outdoor Revenue Price and the Annual Indoor Revenue Price, in both cases calculated as described in this Agreement, on the same date and with respect to the same calculation period.

1.2.	Other Definitions. Without prejudice and in addition to the terms defined in Clause

1.1 above, the following terms are defined in the wording of the Agreement:

“Shares”	7
“Amendment to the PRJ”	6
“Closing AGE”	23
“Arbitration”	42
“Company Assets”	26
“Regularization Cost Increase”	13
“Final Cash”	18
“Pre-Closing Cash”	17
“Chamber”	42
“Final Working Capital”	18
“Pre-Closing Working Capital”	17
“Closing Certificate”	18
“Pre-Closing Certificate”	17
“CNPJ/ME”	6
“Company”	6
“Buyer”	6
“Exhibit Update Communication”	44
“Buyer Conditions Precedent”	19
“Closing Conditions Precedent”	20
“Parties Conditions Precedent”	19
“Sellers Conditions Precedent”	20
“Agreement”	7
“Existing Sharing Agreements”	7

“Lease Agreements Identified”	8
“Agreements Pending Regularization”	38
“Relevant Company Agreements”	28
“Regularization Costs”	39
“Adjustment Payment Date”	19
“Closing Date”	22
“Closing Deadline”	22
“Defense”	35
“Third Party Demand”	35
“Financial Statements”	26
“Dispute”	42
“Dommo”	11
“Public Notice”	7
“Employees”	29
“Final Debt”	18
“Pre-Closing Debt”	17
“Event”	10
“Sellers Affiliates Real Properties”	23
“Confidential Information”	45
“Intervening Consenting Sellers”	6
“Overload Irregularities”	39
“Sites Irregularities”	25
“Judicial Reorganization Court”	6
“Auction”	7
“Maximum Limit”	37
“Business”	7
“Notice of Third Party Demand”	35
“Notice of Indemnification”	35
“Notice of Procedure”	35
“Notice of Irreversible Situation”	39
“Notice of Sellers Disagreement”	18
“ Oi Móvel”	6
Oi	6
“Transaction”	17
“Term Installment”	17
“Cash Installment”	17
“Purchase Price Installments”	17
“Buyer Indemnified Party”	33
“Sellers Indemnified Party”	34
“Indemnifying Party”	35
“Party”	6
“Buyer Indemnified Parties”	33
“Sellers Indemnified Parties”	34
“Parties”	6
“Global De Minimis Amount”	37
“Individual De Minimis Amount”	37
“Amicable Negotiation Period”	18

“Base Price”	17
“Final Purchase Price”	17
“Preliminary Purchase Price”	17
“Final Annual Revenue”	18
“Revenue Received”	39
“Judicial Reorganization”	6
“Regulation”	42
“Final Adjustment Report”	18
“Positive Balance”	19
“Irreversible Situation”	38
“TMAR”	6
“Tribunal”	42
“Sellers”	6

1.3.      Interpretation. The titles and headings contained in this Agreement are included for convenience purposes only and shall not affect in any way whatsoever the meaning or interpretation of this Agreement. In case of conflict or ambiguity among any provision included herein and any provision included in any Exhibit, the provision included herein shall prevail. Except if the context states otherwise, (i) references to sub-clauses, clauses and Exhibits are references to sub-clauses, clauses and Exhibits of this Agreement and the words “herein”, “hereof”, “hereby” and the like, whenever used in this Agreement, refer to this Agreement as a whole and not to any provision of this Agreement in particular; (ii) references to one gender include all genders and the use of singular includes the plural, and vice-versa;

(iii)     whenever the word “including”, “inclusive” or “include” is used in this Agreement, it shall be deemed to be followed by the expression “but not limited to”; (iv) except if expressly set forth otherwise herein, all references to any Parties include their successors, beneficiaries, representatives and permitted assignees; (v) references to any contracts, agreements or other instruments include all changes, substitutions and consolidations and respective complements thereto, unless expressly provided otherwise, and (vi) if any action is to be taken by either Party, under the terms of this Agreement, on a date other than a Business Day, such action shall be performed on the first subsequent Business Day, and any and all terms set forth herein must be counted pursuant to article 132 of the Brazilian Civil Code.

Clause 2.

Transaction

2.1.      Sale and Purchase. Subject to verification (or waiver, as applicable) of the Closing Conditions Precedent and subject to the other terms and conditions in this Agreement, Sellers irrevocably and irreversibly undertake to sell and transfer, on the Closing Date and under the terms of the Articles 60, 66, 140, item II, 141, item II and 142, item II, of the LFR, all Shares to Buyer, free and clear of any liens, and Buyer, in turn, irrevocably and irreversibly undertakes to acquire the Shares from Sellers as set forth in this Agreement (“Transaction”).

2.2.      Transfer of Shares. The Shares will be transferred by Sellers to Buyer, on the Closing Date, free and clear of any liens, so that Buyer becomes directly or indirectly the sole holder of all the Shares, without prejudice to the provisions of Clause 5.2 of this Agreement.

Clause 3.

Purchase Price and Payment

3.1.	Purchase Price.

3.1.1. The “Preliminary Purchase Price” will be equivalent to (i) [•] reais (BRL [•])10 (“Base Price”), (ii) minus the amount, if any, of the Pre-Closing Working Capital that is less than zero; (iii) plus the amount, if any, of the Pre-Closing Working Capital that is greater than zero; (iv) minus the amount, if any, of the Pre-Closing Debt that is greater than zero; (v) plus the amount, if any, of the Pre-Closing Cash that is greater than zero; (vi) minus the amount, if any, of the Pre-Closing Annual Revenue Price that is less than the Annual Revenue Price Disclosed; (vii) plus the amount, if any, of the Pre-Closing Annual Revenue Price that is greater than the Annual Revenue Price Disclosed.

3.1.2. The “Final Purchase Price” will be equivalent to (i) the Base Price, (ii) minus the amount, if any, of the Final Working Capital that is less than zero; (iii) plus the amount, if any, of the Final Working Capital that is greater than zero; (iv) minus the amount, if any, of the Final Debt that is greater than zero; (v) plus the amount, if any, of the Final Cash that is greater than zero; and (vi) minus the amount, if any, of the Final Annual Revenue Price that is less than the Annual Revenue Price Disclosed; (vii) plus the amount, if any, of the Final Annual Revenue Price that is greater than the Annual Revenue Price Disclosed.

3.2.      Pre-Closing Adjustment. Within fifteen (15) days before the Closing Date, Sellers must prepare and submit to Buyer their calculations (“Pre-Closing Certificate”) of their best estimate: (i) for the Company’s Working Capital for the Verification Moment (“Pre-Closing Working Capital”); (ii) for the Company’s effective Debt at the Verification Moment (“Pre- Closing Debt”); (iii) for the Company’s Cash at the Verification Moment (“Pre-Closing Cash”); (iv) for the Pre-Closing Annual Revenue Price (together with a copy of the interim balance sheets - one of which must be audited by an Independent Auditor, as defined in the Pre-Closing Annual Revenue Price provided for in Clause 1.1 above - and supporting documentation); and (v) based on Pre-Closing Working Capital, Pre-Closing Debt, Pre- Closing Cash and Pre-Closing Annual Revenue, the calculation of the Preliminary Purchase Price, in all cases, made in accordance with Brazilian GAAP.

3.3.      Payment of the Preliminary Purchase Price. Payment of the Preliminary Purchase Price must be made by Buyer to Sellers (always proportionally to their respective interest in the Company’s share capital, to be indicated by Sellers in the Pre-Closing Certificate), net of any withholding at source or deduction of any Tax or banking fees, in Brazilian currency and in immediately available funds, by means of available wire transfer — TED to Sellers’ bank accounts to be indicated by Sellers in the Pre-Closing Certificate, simultaneously to the transfer to Buyer of the title to said Shares, as follows: (i) an initial installment of the Preliminary Purchase Price, in an amount equivalent to eighty percent (80%) of the Preliminary Purchase Price (“Cash Installment”) will be paid to Sellers on the Closing Date; and (ii) an installment corresponding to twenty percent (20%) of the Preliminary Purchase

10 Note for the Draft: Corresponds to the amount of the Annual Revenue Disclosed multiplied by the multiples offered in the winning bid of the Auction.

Price (“Term Installment” and, together with the Cash Installment, the “Purchase Price Installments”) will be retained and will serve as a guarantee for payment of the Price Adjustment. The Term Installment will be retained and/or paid (in whole or in part) by Buyer to Sellers or reverted (in whole or in part) to Buyer under the terms of Clause 3.6.4.

3.4.      Discharge. Proof of payment via TED in the amount of any of the Purchase Price or Price Adjustment Installments to the bank accounts owned by Sellers as indicated on the Pre- Closing Certificate or to the bank account owned by Buyer to be indicated by in writing (as the case may be) will serve, for all legal purposes and effects, as proof of discharge from the obligation to pay the Purchase Price or Price Adjustment Installments (as the case may be), as well as the fullest, complete, general, absolute, irrevocable and irreversible discharge granted by Sellers to Buyer or by Buyer to Sellers (as the case may be), so that the Parties can no longer complain, at any time and under any title, in relation to the payment of such amounts.

3.5.      Transaction Taxes. Each Party will be fully liable for the payment of any and all Taxes that may be levied (i.e., the obligation of which is imposed on the Party in question under the terms of the Law) as a result of this Transaction.

3.6.      Price Adjustment. Within seventy-five (75) days from the Closing Date, Buyer must prepare and send to Sellers its calculations (“Closing Certificate”) for (i) the Annual Revenue with base date of calculation for the Closing Date (“Final Annual Revenue”), (ii) the Company’s effective Working Capital at the Verification Time (“Final Working Capital”),

(iii) the Company’s effective Debt at the Verification Time (“Final Debt”), (iv) the Company’s effective at the Verification Time (“Final Cash”), and (v) based on Final Annual Revenue, the Final Working Capital, Final Debt and Final Cash, the calculation of the Final Purchase Price and the Price Adjustment; in all cases, calculated in accordance with the Brazilian GAAP. If Buyer fails to deliver a Closing Certificate to Sellers within seventy-five

(75) days from the Closing Date, the Price Adjustment will be equivalent to zero and Buyer shall pay the Term Installment to Sellers as provided for in Clause 3.6.4.

3.6.1. If Sellers disagree with the amounts included in the Closing Certificate, any of Sellers must submit to Buyer a notice to that effect within thirty (30) days from receipt of such Closing Certificate, in order to justify their disagreement in details by specifying each item that makes up the Final Annual Revenue, Final Working Capital, Final Debt, Final Cash, Final Purchase Price and Price Adjustment, and enclosing relevant supporting documentation (“Notice of Sellers Disagreement”). The absence of timely submission by any of Sellers of said Notice of Sellers Disagreement will be considered as tacit approval by Sellers of the amounts for the Final Annual Revenue, Final Working Capital, Final Debt, Final Cash, Final Purchase Price and Price Adjustment notified by Buyer on the Closing Certificate. In the event that Sellers send a Notice of Sellers Disagreement, then Buyer and Sellers agree to use their best efforts to resolve such disagreements amicably within fifteen (15) days from receipt of such Notice of Sellers Disagreement (“Amicable Negotiation Period”).

3.6.2. If, at the end of the Amicable Negotiation Period, the Parties cannot reach an agreement, then the Parties shall designate by mutual agreement, within fifteen (15) days, one of the Independent Auditors (excluding those who, on the contracting date, are the independent auditor of either Party) to review only the controversial items of the Closing Certificate and determine the amount of Final Annual Revenue, Final Working Capital, Final Debt, Final Cash, Final Purchase Price and Price Adjustment. Upon the request of the Independent Auditor, the Parties shall provide all working papers and all other information and materials in their possession related to the items on which there is disagreement. The Parties will instruct the Independent Auditor so that the amount of the Final Annual Revenue, Final Working Capital, Final Debt, Final Cash, Final Purchase Price and Price Adjustment is not, under any circumstances, lower than the lowest amount or higher than the highest amount informed in the Closing Certificate or in the Notice of Sellers Disagreement. Within thirty (30) days after being hired, the Independent Auditor must send the Parties a written report with its conclusions on the controversial items and the amounts for the Final Annual Revenue, Final Working Capital, Final Debt, Final Cash, Price of Final Purchase and Price Adjustment, together with the calculation spreadsheets and corresponding justification (“Final Adjustment Report”). The Final Adjustment Report will be considered final and binding on the Parties, unless fraud or manifest errors occur, such as basic algebra errors, when either Party may report the error to the Independent Auditor in writing, and with a copy to the other Party, so that the Independent Auditor can correct such an error.

3.6.3. If the Price Adjustment determined by the Independent Auditor is closer to the amount informed in the Closing Certificate, the costs related to the hiring of the Independent Auditor shall be borne entirely and exclusively by Sellers. If the Price Adjustment determined by the Independent Auditor is closer to the amount informed in the Notice of Sellers Disagreement, the costs related to the hiring of the Independent Auditor shall be borne entirely and exclusively by Buyer.

3.6.4. If the Final Purchase Price, as indicated in the Closing Certificate, the Final Adjustment Report or the one agreed between the Parties during the Amicable Negotiation Period, as the case may be, is equivalent to an amount:

(i)               less than the amount of the Cash Installment, then (a) Buyer will permanently retain the Term Installment for its own benefit, and nothing else will be due by Buyer to Sellers as payment for the Shares, and (b) Sellers will pay Buyer an amount corresponding to the difference between the amount of the Cash Installment and the Final Purchase Price adjusted by the DI Rate from the Closing Date until the date of the actual payment thereof;

(ii)             equal to the amount of the Cash Installment, then Buyer will permanently retain the Cash Installment for its own benefit, and nothing else will be due by Buyer to Sellers as payment for the Shares;

(iii)          greater than the amount of the Cash Installment, but less than the Preliminary Purchase Price (such an amount referred to as the “Positive Balance”), then (a) Buyer will pay to Sellers a portion of the Term Installment corresponding to the Term Installment less the Positive Balance (adjusted by the DI Rate from the Closing Date to the date of the actual payment thereof), and (b) Buyer will permanently retain the balance of such Term Installment;

(iv)           greater than the Preliminary Purchase Price, then Buyer will pay to Sellers the full amount of the Term Installment, as well as any amount that exceeds the Term Installment (adjusted, in both cases, by the DI Rate from the Closing Date until the date of the actual payment thereof).

3.7.      Payment of the Price Adjustment. The Price Adjustment amount due by one Party to the other pursuant to Clause 3.6.4 shall be paid by Buyer or by Sellers, as the case may be, by the fifth (5th) Business Day counted from the final determination of the Price Adjustment amount under the terms stipulated above (“Adjustment Payment Date”), through TED to the

(i) checking account held by Sellers indicated in the Pre-Closing Certificate, if Sellers are entitled to receive such amounts; or (ii) bank account held by Buyer to be indicated in writing in due course, if Buyer is entitled to receive such amounts.

3.7.1. If the Price Adjustment is to be paid by Buyer to Sellers, and Buyer fails to fully pay the amounts due within the period indicated above, Sellers may, at any time and at their sole discretion, withhold the payment flow to which Company is entitled based on the Oi Sharing Agreement and offset the defaulted amounts, by sending a simple notice to Buyer and Company, accordingly.

3.7.2. Failure to pay the Price Adjustment within the periods indicated in Clause 3.7 above will subject the defaulting Party to bear the payment of late-payment interest of one percent (1%) per month on the outstanding balance, calculated pro rata temporis, without prejudice to the provisions in article 389 of the Brazilian Civil Code.

Clause 4.

Conditions Precedent for the Closing

4.1.	Parties Conditions Precedent. Without prejudice to the provisions of Clauses 4.2 and

4.3 below, as applicable, the obligation of the Parties to consummate the Closing, as detailed in Clause 5.2, is subject to the satisfaction of the following conditions precedent, up to or on the Closing Date (“Parties Conditions Precedent”):

4.1.1.	List of Parties Conditions Precedent:

(i)               all requirements and formalities set forth in the LFR and in the Amendment to the PRJ that are required for the Closing and to consummate the Transaction must have been fulfilled;

(ii)             absence of any Law prohibiting, suspending, altering or limiting, in any way, the consummation of the operations contemplated by this Agreement and/or its Exhibits;

(iii)	[the Parties must have obtained CADE Approval, pursuant to Clause 4.4 below][11];

(iv)           the legal period for the filing of any appeals must have elapsed or, if any appeals have been filed, a judicial decision granting a suspensive effect to such appeals filed against (a)

11 Note for the Draft: Provisions related to antitrust approvals to be excluded if not applicable at the time of executing this Agreement.

the judicial decision for ratification of the Amendment to the PRJ shall not be in force; and/or

(b) the judicial decision for ratification of the winning bid of the Auction, under the terms of the Amendment to the PRJ and the LFR;

(v)             no judicial decision shall be in force that prohibits, limits or determines the postponement of the consummation of the operations contemplated by this Agreement and/or its Exhibits.

4.2.      Buyer Conditions Precedent. Without prejudice to the provisions of Clauses 4.1 and 4.3, as applicable, Buyer's obligation to consummate the Closing, as detailed in Clause 5.2, is subject to the satisfaction (or waiver, at Buyer's sole discretion) of each of the following conditions precedent, up to or on the Closing Date (“Conditions Precedent for Buyer”):

4.2.1.	List of Buyer Conditions Precedent:

(i)               all representations and warranties made by Buyer in this Agreement must remain true, complete and exact, both on the date of execution of this Agreement and on the Closing Date;

(ii)             on the Closing Date, also, Sellers and Consenting Intervening Sellers shall not be in breach of the obligations undertaken by them under this Agreement, including those stipulated in Clause 8.1 hereof;

(iii)          any event that constitutes a Material Adverse Effect has not occurred from the date of execution of this Agreement to the Closing Date;

(iv)           the estimated Working Capital and Debts amounts shall each be in the range between BRL 0.00 and twenty five million reais (BRL 25,000,000.00) at the Verification Time;

(v)             Sellers and/or their Affiliates have not made any new changes to the Judicial Reorganization Plan or Amendment to the PRJ with respect to the Company and its sale as UPI, Business or Infrastructure Items;

(vi)           the contracts, agreements and corporate acts formalizing the Corporate Reorganization must have been registered with the Federal Revenue Service of Brazil and duly filed with the applicable commercial registries;

(vii)        Sellers and Company must have sent a notice to the Governmental Authorities that issue or grant the Site Licenses indicated in the “Licensing” columns of Exhibit B;

(viii)      Sellers and Company must have obtained consents from the counterparties to the Existing Sharing Agreements for which it is eventually required, under the terms of the agreements in question, the prior consent from the respective counterparties for the implementation of the Corporate Reorganization, the Closing and the assignment and transfer of the Existing Sharing Agreements in question for the Company, as listed in Exhibit A; and

(ix)           Sellers and Company must have (a) carried out the Full Regularization of as many Lease Agreements Identified, as listed in Exhibit 4.2.1(ix), as necessary to achieve the Minimum Revenue index or more; and (b) submitted supporting documentation to Buyer.

4.2.2. The Parties acknowledge that Buyer Conditions Precedent have been stipulated for Buyer’s sole and exclusive benefit. Thus, the Parties agree that Buyer may, at its sole discretion, waive compliance with said Buyer Conditions Precedent that may not have been satisfied by the Closing Date, by sending written notice to the other Parties. If Buyer waives any of Buyer Conditions Precedent and provided that the other Closing Conditions Precedent have been implemented, Buyer, Company and Sellers will be required to proceed with the Closing and implement the obligations contained in this Agreement.

4.2.3.	Sellers shall notify Buyer of the fulfillment of Buyer Conditions Precedent within two

(2) Business Days from the date of fulfillment thereof.

4.3.      Sellers Conditions Precedent. Without prejudice to the provisions of Clause 4.1 and 4.2, as applicable, the obligation of Sellers to consummate the Closing, as described in detail in Clause 5.2, is subject to the satisfaction (or waiver, at the sole discretion of Sellers) of each of the following conditions precedent, up to or on the Closing Date (“Sellers Conditions Precedent” and, together with the Parties Conditions Precedent and Buyer Conditions Precedent, the “Closing Conditions Precedent”):

4.3.1.	List of Sellers Conditions Precedent:

(i)               all representations and warranties provided by Buyer in this Agreement contained in Clause 7 must remain true, complete and exact, both on the date of execution of this Agreement and on the Closing Date; and

(ii)             on the Closing Date, also, Buyer must have complied with the obligations undertaken by it in this Agreement.

4.3.2. The Parties acknowledge that Sellers Conditions Precedent have been stipulated for Sellers’ sole and exclusive benefit. Thus, the Parties agree that Sellers may, at their sole discretion, waive compliance with said Sellers Conditions Precedent that may not have been satisfied by the Closing Date, by sending written notice to the other Parties. If Sellers waive any of Sellers Conditions Precedent and provided that the other Closing Conditions Precedent have been implemented, Buyer, Company and Sellers will be required to proceed with the Closing and implement the obligations contained in this Agreement.

4.3.3.	Buyer shall notify Sellers of the fulfillment of Sellers Conditions Precedent within two

(2) Business Days from the date of fulfillment thereof.

4.4.      [Notice to CADE. The Parties shall mutually cooperate and use their best efforts for the Transaction to be approved by CADE. The Parties agree that Buyer shall actively and diligently lead the preparation, submission and follow-up on the respective request for approval, and Sellers and Company, to the extent applicable thereto, shall fully cooperate with Buyer, its lawyers and consultants, regarding the information and data to be submitted to CADE by supplying, in a manner that is timely and compatible with the fulfillment of the obligations agreed herein, all information and data that must be submitted to CADE, pursuant to Resolution No. 2/2012 of CADE, or that the Parties, by mutual agreement, consider useful to obtain CADE Approval, also subject to the following:

4.4.1 The costs related to the Transaction notification fee to CADE shall be fully borne by Buyer and each Party shall bear the costs related to its own lawyers for monitoring the analysis process with CADE on its behalf.

4.4.2. Any penalty that may be imposed in such a procedure shall be paid by the Party that caused that penalty.

4.4.3. Upon (i) collaboration of Sellers and Company in providing the necessary documents and information, as well as (ii) review and approval by Sellers of the applicable documentation, Buyer undertakes to use its best efforts to present the first draft of the formal request to obtain CADE Approval within ten (10) Business Days from the date of execution of this Agreement.

4.4.4. Each Party shall inform the other Party of any and all communications received from CADE in the context of obtaining CADE Approval, within 48 hours of receipt thereof.

4.4.5.(i) To the extent required or permitted by CADE, both Parties will participate in any meeting or contact with CADE; (ii) the Parties shall cooperate with each other and align in advance with respect to any meetings or contacts with CADE, for the purposes of item “(i)” of this Clause 4.4.5; (iii) the Parties must send to the other Party a copy of any and all documents received or sent to CADE in relation to the legal transactions covered by this Agreement, by omitting Sensitive Competition-Related Information of the sending Party; and

(iv) any written statements before CADE in relation to the legal transactions covered by this Agreement shall be submitted jointly, subject to review and approval by both Parties.

4.4.6. If an objection to the Transaction is filed by CADE’s General Superintendence, which suggests its disapproval or approval with restrictions by the CADE Court, then the Parties, led by Buyer, must file their answer to such objection within the legal term, and must also negotiate in good faith and diligently, aiming to identify the minimum level of restrictions required up to the limit provided for in item “(i)” below, and propose sufficient restrictions to consensually eliminate the concerns identified in the approval process. The implications of the restrictions required by CADE or, even negotiated with CADE, will depend on the impact that any assets to be divested will have on the consolidated turnover of Buyer’s group, subject to the following parameters:

(i)               in the event that the restrictions imposed by CADE do not qualify as Substantial Competitive Restrictions, Buyer will be required to comply with the restrictions imposed for obtaining CADE Approval and proceed with the Closing of the Transaction, provided that the other Closing Conditions Precedent provided for in this Clause 4 are verified and/or waived, as applicable. In this case, if the restrictions fall totally or partially on Infrastructure Items, the Final Purchase Price shall be adjusted in accordance with Exhibit 4.4.6(i); and

(ii)             in the event of the imposition of Substantial Competitive Restrictions, Buyer may terminate this Agreement unilaterally, without incurring any fine, provided that Buyer will not be required to litigate before CADE so that such Substantial Competitive Restrictions are reconsidered.]12

4.4.7. Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will Buyer be required to litigate against any Governmental Authority (including CADE) or sell or otherwise dispose of its assets in order to obtain CADE Approval.

4.5.      Deadline. The Parties shall use their best efforts to ensure that the Closing Conditions Precedent are met so that Closing occurs within one hundred and eighty (180) days from the date hereof (“Closing Deadline”), subject to, where applicable, the provisions of Clause 11.2.

Clause 5.

Closing

5.1.      Closing. The Closing will occur on the twelfth (12th) Business Day counted from the receipt, by either Party, of a written notice sent by the other Party, informing about, as the case may be, (i) the fulfillment of all Closing Conditions Precedent (except for those Closing Conditions Precedent to be fulfilled on the Closing Date) and forwarding copies of the necessary instruments to prove compliance with the Closing Conditions Precedent; or (ii) the waiver of the Closing Conditions Precedent not met until then, as applicable; or any other date that may be agreed between Buyer and Sellers (the date on which the Closing actually occurs, hereinafter referred to as “Closing Date”).

5.1.1. In any event, Closing shall occur on the Closing Date, at 10:00 am, at Rua Humberto de Campos, nº 425, in the City and State of Rio de Janeiro, except if other place and time are mutually agreed in writing by the Parties.

5.2.      Obligations at Closing. On the Closing Date, the Parties undertake to perform the following acts, each act (i) being conditioned to the occurrence of each of the other acts, and

(ii) will be considered to have occurred simultaneously to each of the other acts, regardless of the order in which they are presented in this Clause 5.2, so that none of the acts described herein will be considered performed until all other acts have been performed:

5.2.1.	List of obligations at Closing:

(i)               Sellers will deliver to Buyer waiver instruments signed by all the Company’s managers, including the granting of the broadest, most general, absolute and unrestricted discharge to the Company, in relation to any rights, compensations and/or other payments to which they could be entitled, due to their conditions as managers of the Company;

12 Note for the Draft: Provisions related to antitrust approvals to be excluded if not applicable at the time of executing this Agreement.

(ii)             Sellers and Buyer shall execute the transfer instruments recording the transfer to Buyer of ownership over the Shares in the Company’s Registered Share Transfer Register and the Company’s managers shall record said transfers in the Company’s Registered Share Register, free and clear of any Liens;

(iii)          Sellers must present the instruments of revocation of all powers-of-attorney granted by Company and/or that in any way are related to the Infrastructure Items, including those identified in Exhibit 6.1.19, accompanied, whenever possible, by a copy of the grantee’s acknowledgment instruments;

(iv)           Buyer must make the full payment of the Cash Installment on behalf of Sellers, pursuant to Clause 3;

(v)             the Parties will enter into and deliver to each other the Transaction closing instrument, in the form of Exhibit 5.2.1(v);

(vi)           Sellers and/or their Affiliates will enter into the Oi Sharing Agreement, substantially in the form of Exhibit 5.2.1(vi);

(vii)        Sellers and/or their Affiliates and Company will terminate any infrastructure sharing and/or assignment agreements that may have been entered into and in force on the Closing Date, and grant each other the broadest, general, absolute and unrestricted discharge with respect to the obligations arising from such agreements;

(viii)      Sellers and/or their Affiliates will: (a) enter into new Lease Agreements with Company related to the properties listed in Exhibit 5.2.1(vii)(A), which are owned or held by, and are leased by Company to the Affiliates of Sellers (“Sellers Affiliates Real Properties”), according to the form and commercial conditions provided for in Exhibit 5.2.1(viii)(B); and

(b) terminate the Lease Agreements for Sellers Affiliates Properties infrastructure sharing and/or assignment agreements that may have been entered into and in force on the Closing Date, and grant each other the broadest, general, absolute and unrestricted discharge with respect to the obligations arising from such agreements; and

(ix)           Buyer will hold a Special Shareholders’ Meeting of the Company (“Closing AGE”), in order to (a) recognize the resignation of the current managers of Company with discharge for the respective management acts, except for any acts performed with intent or fraud, with the granting of a temporary power-of-attorney to the new managers of the Company to be appointed by Buyer in accordance with the draft set out in Exhibit 5.2.1(ix); and (b) approve the nomination and appointment of the new managers, to be nominated and appointed by Buyer.

5.2.2. Within five (5) Business Days from the Closing Date, Buyer will file the Closing AGE minutes with the competent Commercial Registry, as well as provide registration updates to the Federal Revenue Service of Brazil. In case the Commercial Registry or any Governmental Authority presents any requirements for said filing and/or update, the Parties shall practice any and all acts required for immediate fulfillment of such requirements. Within five (5) Business Days counted from the date of actual filing of the Closing AGE minutes before the competent Commercial Registry, Buyer shall provide Sellers a certified copy of the respective filing certificate. Within five (5) Business Days counted from the date of completion of the updates referred to above, Buyer shall provide Sellers a certified copy of the pertinent documents proving the completion of said registration updates.

5.2.3. Buyer hereby acknowledges that Company’s managers may, as of the Closing Date, freely resign their respective positions and cause their respective resignation instruments to be annotated with the competent Commercial Registry, at any time, with the managers or Sellers not being liable for any loss that Company and/or Buyer may suffer due to the lack of appointment of new members to the Company’s management as of the Closing Date.

5.3.      Delivery of Documents. Within fifteen (15) days from the Closing Date, Sellers must deliver to Buyer, in physical or digital media, the following documents: (a) the permits, licenses, documents and authorizations that are necessary for the operation of the Infrastructure Items that exist and are in the possession of Sellers; (b) the Station Operating Permit issued by the National Telecommunications Agency - ANATEL - and the Radiometric Report; (c) the reports and other technical documentation that exist and are in the possession of Sellers related to the Infrastructure Items, including, but not limited to, projects, sketches, plans, designs, structural and foundation reports, Technical Responsibility Notes, etc., including those that exist in digital channels; and (d) all Relevant Company Agreements.

Clause 6.

Representations and Warranties of Sellers

6.1.      Sellers Representations and Warranties. Sellers hereby, jointly and severally, provide Buyer with the representations and warranties below, which Sellers state to be true, accurate, legitimate, complete, exact and correct on the date hereof and which shall remain so until the Closing Date (except for those representations and warranties with reference to a specific date, which are true, accurate, legitimate, complete, exact and correct on the date to which they refer):

6.1.1. Corporate Good Standing. Sellers and Company are regularly incorporated, validly existing legal entities in good standing pursuant to the Brazilian Laws, and were duly registered before all competent agencies, Commercial Registries and Governmental Authorities, except for those whose absence will not or may not put this Transaction at risk. Sellers and Intervening Consenting Sellers have the corporate authority, power and jurisdiction to own, lease and/or otherwise hold their respective assets and property, as well as to conduct and operate their business as currently conducted.

6.1.2. Accounting books and corporate records. Company’s accounting books, records and documents are in order and in compliance with the applicable legal standards, and have been kept, since their constitution, under the applicable legal and accounting standards, and substantially reflect, under all relevant aspects, the events and transactions that must be recorded therein, always in accordance with the Brazilian GAAP.

6.1.3. Ownership. Sellers are the legitimate owners of the Shares and have legal, good, fair and commercial title and ownership over them, being the sole and exclusive owners and beneficiaries of the Shares, which are free and clear of any and all Liens. No Contractual Instrument (except for this Agreement), commitment or obligation was entered into or undertaken by Sellers with any Person (including Third Parties and/or any Related Party), for the sale, assignment, donation, encumbrance, creation of Lien, put or call option, transfer and/or disposition, directly or indirectly, of the Business and/or any of the Shares, in any form. Sellers have the right and the powers required by the applicable Law to freely dispose of the Shares and Business, as provided herein. There is no Demand (or, to the knowledge of Sellers, threatened Demand) involving or whose object is the Shares and/or the Business and/or which challenges the ownership of the Shares.

(i)               there is no shareholders’ agreement or similar instrument binding the Shares, filed or not at the Company’s headquarters; and

(ii)             upon acquisition of the Shares by Buyer, Buyer will have a valid and effective title over all the Shares and over the Company, which will not be subject to any Liens, encumbrances and successions of Sellers and any of their Affiliates or Related Parties, pursuant to articles 60, 66, 140, item II, 141 and 142, item II, of the LFR. Company will be, after the Corporate Reorganization, the sole holder and owner of the Infrastructure Items, which are free and clear of any Liens.

6.1.4.	Power, Corporate Jurisdiction and Approvals.

(i)               Sellers and Intervening Consenting Sellers have full power, authority and corporate jurisdiction to enter into this Agreement and any other documents to be signed by them as a result of and/or in relation to the Transaction, as well as to fulfill their respective obligations and responsibilities undertaken in this Agreement, in the Exhibits hereto and any other documents to be signed by them as a result of and/or in relation to the Transaction. The competent corporate bodies of Sellers and Intervening Consenting Sellers approved, as applicable, the execution of this Agreement, the consummation of the Transaction and performance of all obligations undertaken herein;

(ii)             except for CADE Approval, if necessary, the execution of this Agreement and any other documents resulting from the Transaction and the consummation of the Transaction does not: (a) depend on the approval or authorization of any Governmental Authority and/or Third Party; (b) violate any Law; and/or (c) results in the creation of a Lien on the Shares and/or on the Infrastructure Items and/or the Leased Areas, neither it constitutes a breach of any obligations of Company and/or Sellers, nor will it result in the loss or termination of any right by Company; and

(iii)          this Agreement constitutes a legal, valid and binding obligation on Sellers and Intervening Consenting Sellers, pursuant thereto. There is no Demand (or, to the knowledge of Sellers, threatened Demand), which, if decided negatively, prevents or impair the ability of Sellers and/or and Intervening Consenting Sellers to comply with their obligations under this Agreement and/or proceed with the Closing.

6.1.3. Sellers’ Bylaws and Judicial Reorganization Plan. The execution and formalization of this Agreement by Sellers and by Intervening Consenting Sellers, as well as compliance by Sellers and by Intervening Consenting Sellers with their obligations undertaken herein shall not conflict or result in non-compliance with the respective bylaws and/or the Judicial Reorganization Plan of Sellers and/or Intervening Consenting Sellers, as amended from time to time (including any Amendment to the PRJ), or any corporate document and/or any applicable Law or regulation. Buyer will not succeed any obligations or debts of Sellers or any of their Affiliates or Related Parties, pursuant to articles 60, 66, 140, item II, 141 and 142, item II, of the LFR.

6.1.6. Outstanding Securities and Issuance of Shares. Except for the Shares, there are no (i) convertible and/or negotiable securities and/or any other shares representing Company’s share capital issued by Company; (ii) guarantees, Liens, options and/or rights related to the Shares; and/or (iii) any interest of Third Parties and/or any Related Party in the Company. All Shares are validly issued and fully paid in by Sellers. Company does not hold any direct or indirect equity interest in any Person, nor does it undertake to constitute or participate in the share capital of any Person or to subscribe or acquire any securities convertible into shares of any Person. Company has no subsidiaries and has never maintained any subsidiary throughout its existence.

6.1.7. Relations with Third Parties. The execution and formalization of this Agreement and compliance by Sellers and by Intervening Consenting Sellers with their obligations arising herefrom shall not conflict or result in violation of any agreement, covenant and/or Contractual Instrument to which Sellers or Intervening Consenting Sellers are subject or bound to, except for the cases in which the prior consent of Third Parties is required for the assignment of Existing Sharing Agreements and Lease Agreements.

6.1.8. Tax Matters. Oi Companies Corporate Reorganization (exclusively in relation to Business) and Company have complied and comply in a timely manner, to the extent they become due and/or, as applicable, have timely and in good faith opposed to, by the appropriate means, their obligations related to any Taxes that they are required to pay by virtue of the Law and/or Contractual Instrument and, in case of any delays, the related fines, interest and accretions were collected, as set forth in the Law, except to the extent such non- compliance, lack of opposition or lack of collection, individually or in aggregate, may cause a Material Adverse Effect. Oi Companies Corporate Reorganization (exclusively in relation to Business) and Company have not received any notice from any Governmental Authority stating their intention to carry out a tax due diligence in relation to the Company and/or its Business.

6.1.9. Infrastructure Items. Exhibit B contains a correct, true and complete list of all Infrastructure Items and an indication of their respective Leased Areas, including: (i) address of each of the Infrastructure Items; and (ii) the respective properties in which such Infrastructure Items are located, as well as the Lease Agreements related to each of the Infrastructure Items. Sellers further represent that they acknowledge that Buyer's decision to enter into this Agreement was made considering the Infrastructure Items specifically described in Exhibit B, which may not be subject to any increase or decrease in the number of said Infrastructure Items and/or any material changes, modifications or exclusions.

Company is the lawful holder and owner of the Infrastructure Items, which are free and clear of any and all Liens, and are in lawful possession of the Leased Areas. The Infrastructure Items listed in Exhibit B are all the Infrastructure Items necessary for Company to be able to conduct its Business, in the way that such business had been conducted. Except as specifically indicated in Exhibit B to this Agreement individually for each Infrastructure Item (together, the “Site Irregularities”), the Infrastructure Items and their respective Lease Agreements do not have, on the date hereof, any type of irregularity, including ( a) documentary, technical or legal, (b) structural or engineering (c) referring to the possession of the Leased Areas, to licensing; (d) that requires some type of structural reinforcement or engineering work to meet the contracted capacities in their agreements. Except as specifically indicated in Exhibit B to this Agreement individually for each Infrastructure Item, (y) the Infrastructure Items were and are being operated in accordance and in compliance with all Laws, Agreements and Licenses for the Site; and (z) the Infrastructure Items have the applicable Site Licenses and their operation was and is being carried out in accordance and in compliance with such Site Licenses. Except for the Site Irregularities, the Infrastructure Items are in operating condition (except for wear and tear due to normal use).

(i)               The Site Licenses informed in the “Licensing” columns of Exhibit B have all the supporting documentation necessary to prove the existence of said Site Licenses.

(ii)             Exhibit B shows, in relation to each Infrastructure Item, the (i) current maximum capacity, (ii) current installed capacity, and (iii) contracted capacity to be installed.

(iii)	Exhibit A indicates a complete and correct list of all Existing Sharing Agreements.

(iv)           Company holds all necessary rights to access the Infrastructure Items and there is no threatened or existing Demand that would have the ability to limit or extinguish such rights.

(v)             The Infrastructure Items are not reversible assets or related to concession, being certain that once the concessions related to the fixed telephony service granted by the competent Governmental Authorities to Sellers or their Affiliates, the Infrastructure Items (as well as all rights and privileges related thereto) will not return to the granting power.

6.1.10.  Solvency. Sellers and Intervening Consenting Sellers are solvent under the applicable Law and able to pay their debts as they become due. Except for the Judicial Reorganization Plan, there is no procedure pertaining to any transaction or settlement with creditors, or any procedure of bankruptcy, judicial or extrajudicial reorganization, much less other insolvency procedure involving or threatened against Sellers and Intervening Consenting Sellers and/or Business and there has been no event that, under the terms of the applicable law, justified the initiation of such procedures. The fulfillment of the obligations provided for or arising from this Agreement by Sellers and by Intervening Consenting Sellers shall not constitute fraud to creditors and/or fraud to the execution under the terms of the applicable Law.

6.1.11.  No Violations. Company and Oi Companies Corporate Reorganization (exclusively with respect to the Business):

(i)    are not in default, nor have any event occurred that, including due to notice or expiration, or both, may be characterized as evidenced default and/or otherwise may limit the capacity of Company and/or Oi Companies Corporate Reorganization (exclusively with respect to the Business) to exercise its rights and/or enforce compliance with obligations owed thereto, in the form and conditions existing until the date of execution hereof, subject to the cases where prior consent of Third Parties is needed to assign for the Corporate Reorganization, the Closing e for the assignment and transfer of the Existing Sharing Agreements, with the exception of the Site Irregularities or except to the extent that it is not reasonably expected that the any defaults on the part of Company and/or Oi Companies Corporate Reorganization (exclusively with respect to the Business) may cause a Material Adverse Effect;

(ii)             with the exception of the Site Irregularities, they did not violate in any material aspect any applicable Law and/or Contractual Instrument to which Company and/or Oi Companies Corporate Reorganization (exclusively in relation to the Business) or their respective assets are subject; and

(iii)          except for the Site Irregularities, Oi Companies Corporate Reorganization (exclusively in relation to the Businesses) have and Company will have, on the Closing Date, all the licenses, permits and approvals necessary for the conduct of the Business, and were not prevented from obtaining and/or renewing any License (including Site Licenses) necessary to secure ownership of their assets or the development of their respective activities, except to the extent that it is not reasonably expected that any violation and/or restriction on the renewal of such Licenses may cause a Material Adverse Effect.

6.1.12.  Financial Statements. Exhibit 6.1.12 contains copies of the complete set of (i) [unaudited] financial statements of Company for the period ended on [•]; and (ii) financial statements of Company for the period ended on [•] (“Financial Statements”). The Financial Statements are true, complete and correct, they were prepared in accordance with the applicable law and with the Brazilian GAAP, and were prepared based on the Company’s accounting books and they adequately demonstrate (i) the Company's financial position; (ii) the Company’s assets and liabilities; (iii) the Company’s business and financial rights and obligations; and (iv) the Company’s profits and losses.

(i)               The Company’s accounts receivable, as provided for in the Financial Statements, constitute all accounts receivable of the Company, derive from the regular provision of services, within the Ordinary Course, and they are valid, binding and enforceable against their respective debtors, pursuant thereto.

(ii)             Company is the lawful holder, proprietor and owner, or, as the case may be, lessee, tenant or grantee of all assets, properties and rights contained in the Financial Statements, including the Infrastructure Items and Leased Areas (“Company Assets”). Company Assets were accounted for in accordance with the Brazilian GAAP. Oi Companies Corporate Reorganization, exclusively in relation to the Business, were, up to the date of the conclusion of the Corporate Reorganization, the lawful holders, proprietors and owners, or, as the case may be, tenants or lessees of all assets, rights and properties related to the Business, including the Infrastructure Items and Leased Areas, which were transferred to Company as a result of the Corporate Reorganization.

(iii)          No Undisclosed Liabilities. There is no debt, liability and/or obligation, effective or contingent, of Company and/or in relation to the Business, which is not reflected and duly disclosed in the Financial Statements, in accordance with the Brazilian GAAP and IFRS 16.

(iv)           No Substantial Changes. Since[•]13, Company (or, exclusively in relation to Company Shares, Assets and/or Business, any of Sellers) have not: (a) experienced any event or circumstance that would be reasonably expected to cause a Material Adverse Effect; (b) contracted capital investment outside the Ordinary Course of business in an amount that exceeds [•] reais (BRL [•]); (c) had any substantial cancellation or withdrawal in any Demand, litigation or right over amounts, or any sale, transfer, assignment, constitution of Lien, distribution or other disposals of any Asset in an amount that exceeds [•] reais (BRL

[•]); (d) disposed of any right in relation to the use of any intellectual property right; (e) performed any material change in any accounting policy or maintenance of accounting books or practices; (f) undertaken, except in the Ordinary Course of its business, any obligation or liability, including, but not limited to, any liability for breach or termination of any Contractual Instrument in an amount that exceeds [•] reais (BRL [•]); (g) made any sale, encumbrance, transfer or other disposal of any Company Assets; (h) performed any remission, pardon or any type of unilateral extinction of any rights or credits held by Company against its members, employees, service providers and/or any other Persons; (i) performed any free donation, assignment and/or transfer of any assets, rights and/or any other kind of Company Asset to any of its members, employees, service providers and/or any Persons; (j) hired any manager, worker and/or employee; (k) made a substantial change to the Company’s corporate documents; (l) issued, delivered or sold any shares or securities issued by Company to any Person (including the Shares); (m) redeemed or repurchased shares issued by Company; (n) made an increase or decrease in the Company’s capital or reclassification of its shares; (o) amended, modified or terminated any Contractual Instrument; and/or (p) entered into any agreement, commitment or Contractual Instrument undertaking to implement or carry out any of the business or acts described in items “(a)” through “(p)” above.

6.1.13.  Assets. The Company is the owner or holder of rights to use all Company Assets necessary to conduct the Business, as such Business has been conducted by Company or had been conducted by Oi Companies Corporate Reorganization prior to the conclusion of the Corporate Reorganization. Except for the Site Irregularities, (i) Sellers have no Knowledge of a fact or circumstance that can reasonably be expected to interfere with the right of ownership or use by Company of Company Assets; and (ii) Company Assets are in operating condition for use (except for wear and tear from normal use) and there are no latent defects related to such Company Assets except to the extent that it is not reasonably expected that such defects could cause a Material Adverse Effect. None of Company Assets used or employed in conducting the Business has been assigned, pledged, encumbered, recorded, sold, donated or, through any other business or legal act, assigned, transferred or promised to another Person (and Company, Oi Companies Corporate Reorganization and/or Sellers have not entered into any agreement or Contractual Instrument in this regard).

13 Note for the Draft: This date must be the first among the dates of the Financial Statements.

(i) Company Assets constitute all the assets necessary to conduct the Business, as such business has been conducted by Company and had been conducted by Oi Companies Corporate Reorganization prior to the conclusion of the Corporate Reorganization and such Company Assets were effectively transferred to Company at the time of the Corporate Reorganization.

6.1.14.  Real Property. Exhibit B, in its “Geolocation”, “Address” and “Lease Agreements” columns, contains complete and correct lists of all Leased Areas and all Lease Agreements. The Leased Areas where the Infrastructure Items are located (a) are under Company's tame and peaceful possession; and (b) the occupation of such Leased Areas is exercised by Company (b.1) in accordance with the applicable Law; and (b.2) except as indicated in the “Lease Agreements” column of Exhibit B, in accordance with the respective Lease Agreements; and (c) they are regularly leased, subleased or assigned by the respective owners of such real properties, as indicated in the “Lease Agreements” column of Exhibit B; except, in each case, insofar as it is not reasonably expected that any disputes involving such properties may cause a Material Adverse Effect. All Lease Agreements represent a valid and effective obligation, exercisable in accordance with their terms. The Lease Agreements are sufficient for Company to conduct the Business, as it has been conducted. Company is not the owner and has never owned any real property. None of the Infrastructure Items goes beyond their respective Leased Areas according to their Lease Agreements, and none of the Leased Areas is located in an environmentally protected area (including, but not limited to, UCs and/or APPs) and/or listed (or, when located in such areas, the Licenses applicable for such installation and occupation have been obtained). Sellers Affiliates Real Properties are the lawful property of Sellers’ Affiliates (or such Sellers’ Affiliates have a tame, peaceful and undisputed possession of such real properties), being able to freely lease them to Company as from the Closing Date, according to Clause 5.2.1(viii) above.

6.1.15.  Environmental. Except for the Site Irregularities, Company complies with all applicable Environmental Laws, except to the extent that such non-compliance does not generate a Material Adverse Effect. No notice of breach, notice of liability or request for information has been received with respect to the Infrastructure Items and no litigation is pending or, to the knowledge of Company and/or Sellers, threatened by any person with respect to the Infrastructure Items and/or the Business. No order has been issued and is currently in effect and no penalty or fine has been applied and remains due against Company (or related to the Infrastructure Items) with respect to any Environmental Law that may give rise to a Material Adverse Effect.

6.1.16.  Agreements. Except as provided for in Exhibit 6.1.16, there is no other Material Contract entered into, assigned or that will be assigned to Company as a result of the Corporate Reorganization and/or involving, directly or indirectly, the Business or Company Assets (together, “Relevant Company Agreements”). Except for the Relevant Company Agreements that require prior consent/authorization, there is no fact that: (i) may cause the termination, even partially, or the early maturity of any Relevant Company Agreement or other Contractual Instruments entered into by Company (including the Existing Sharing Agreements and Lease Agreements); (ii) may compromise the receipt, by Company and/or by Oi Companies Corporate Reorganization (prior to the completion of the Corporate Reorganization), of any outstanding amounts under the terms of any Relevant Company

Agreements or other Contractual Instruments entered into by Company and/or by Oi Companies Corporate Reorganization (exclusively with respect to the Business) (including the Existing Sharing Agreements and Lease Agreements); and/or (iii) may prevent or impair the performance and/or the renewal of any Relevant Company Agreement or other Contractual Instruments entered into by Company and/or by Oi Companies Corporate Reorganization (exclusively with respect to the Business) (including the Existing Sharing Agreements and Lease Agreements), except to the extent that it is not reasonably expected that the possible existence of any facts that could result in any of the consequences indicated above will have a Material Adverse Effect. No Relevant Company Agreement or Contractual Instrument entered into by Seller or by Dommo generates or has the potential to generate Liens on the Infrastructure Items.

(i)               The Relevant Company Agreements and other Contractual Instruments entered into by Company (including the Existing Sharing Agreements and Lease Agreements) constitute a valid and binding legal obligation of its signatories, enforceable thereunder;

(ii)             The Relevant Company Agreements are all the Contractual Instruments essential for the conduction of the Business by Company, in the way that such Business had been conducted by Oi Companies Corporate Reorganization prior to the Corporate Reorganization; Except to the extent that it is not reasonably expected that any default may cause a Material Adverse Effect, Company is in compliance with all Relevant Company Agreements and other Contractual Instruments entered into by Company and, to the Knowledge of Sellers, the counterparties to such Relevant Company Agreements and Contractual Instruments are also in compliance with all relevant aspects of such Relevant Company Agreements and Contractual Instruments, and neither Company, Oi Companies Corporate Reorganization, nor Sellers, sent and/or received any notice of termination or default of such Relevant Company Agreements or Contractual Instruments.

(iii)          No Relevant Company Agreement or Contractual Instrument entered into by Company (including the Existing Sharing Agreements and Lease Agreements) establishes any obligation for Company to carry out CAPEX/OPEX investments and/or expansions in an amount greater than five hundred thousand reais (BRL 500,000.00) and/or the counterparty’s right to participate in Company’s revenues and/or other receivables under such Relevant Company Agreements or Contractual Instruments.

(iv)           Company and/or Oi Companies Corporate Reorganization (exclusively with respect to the Business) are not part of the Relevant Company Agreements or Contractual Instruments containing an exclusivity clause, non-competition provisions or that limit the performance and expansion of Company and/or contain a limitation or prohibition on the disposal of assets, including Company Shares and Assets.

6.1.17.  Transactions with Related Parties. Except for the Lease Agreements of Sellers Affiliates Real Properties, there are no contracts, agreements, guarantees provided and/or understandings between, on one side, Company and, on the other side, any Related Party of Company and/or Sellers.

6.1.18.  Obligations of Third Parties. The Company has not assumed, guaranteed, endorsed or otherwise remained or is directly or subsidiarily liable for any obligation or debt of any Third Party.

6.1.19.  Powers-of-Attorney and Checking Accounts. Except for the instruments listed in Exhibit 6.1.19(i), Company granted no powers-of-attorney that are in force. Exhibit 6.1.19(ii)14 contains the list of all the bank accounts of Company, as well as of the Persons authorized to operate them.

6.1.20.  Litigation. Except according to Exhibit 6.1.20, there are no Demands of any nature filed or initiated, to the Knowledge of Sellers, threatened against Company and/or in relation to the Infrastructure Items and/or the Business, or any investigation that involves or affects Company (or any Relevant Company Agreements and/or Business.

6.1.21.	Protests. There are no protests of negotiable instruments against Company.

6.1.22.  Labor Matters. Company does not have, never had and will not have, on the Closing Date, any employee, trainee, representative, collaborator, self-employed, temporary or outsourced worker or agent (“Employees”). On the Closing Date, there will be no amount due and not paid by Company to any Employee. To the Knowledge of Sellers, Company took the necessary steps to prevent the characterization of an employment relationship between Company and its service providers (and employees of such service providers).

6.1.23.  Insurance. The Infrastructure Items are currently included in the insurance program of Sellers and their Affiliates, by means of Operating Risks (RO) and General Civil Liability (RCG) policies. The RO policy insures the fixed assets of Company, Sellers and their Affiliates, including the Infrastructure Items, against property damages that such fixed assets may suffer, including, without limitation, fire, electrical damage, windstorm, flooding and other damages arising from natural events. The RCG policy seeks to insure the amounts for which Company, Sellers and their Affiliates may be civilly liable, or in a settlement validated by the insurer, which are related to personal and property damages and losses directly caused to third parties by the Infrastructure Items and other assets, such as antennas.

6.1.24.  Antitrust Matters. Company and Oi Companies Corporate Reorganization (exclusively with respect to the Business) have complied and comply with all antitrust laws and have not taken any action that could, in any way, be considered a practice of dumping and/or cartel.

6.1.25.  Corporate Transactions. The Corporate Reorganization and any and all corporate transactions (including) including transformation, consolidation, spin-off, transfer of control, capital increase or reduction and merger, which have involved and/or do involve Company, since its incorporation, have been carried out in strictly compliance with the applicable law and presented economic, financial and accounting backing, in all its relevant aspects. Sellers or their Affiliates paid or collected any and all Taxes related to or resulting from the Corporate Reorganization.

14 Note for the Draft: information on bank accounts to be filled in before signing.

6.1.26.  Pre-Operating Company. Prior to the conclusion of the Corporate Reorganization, Company had never operated or carried out any activity since the date of its incorporation, nor has it incurred, undertaken or promised to incur or undertake any obligation towards any Person (including Governmental Authorities). Prior to the conclusion of the Corporate Reorganization, Company had never owned any relevant or immovable assets, nor had it ever hired Employees or service providers.

6.1.27.  Brokerage Fee. Sellers and Intervening Consenting Sellers have no obligation or liability for the payment of any fees or commission to any broker or agent in relation to the Transaction, for which Buyer or Company may be held liable.

6.1.28.  Good Practices. Sellers and Intervening Consenting Sellers, including through any Employee, manager, agent or representative, (i) have not violated or violate any Anti- Corruption Laws; (ii) have not offered, paid, committed to pay or promised to pay or authorized the payment of any money or other valuables, contributions, expense reimbursement, nor have they given any gifts, benefits or delivered any type of property to any Person who is an officer, agent, servant or representative of any Governmental Authority or any political party, any candidate for public office or political party offices, or any other Person, knowing or having reason to believe that any or all of the money or valuable offered, given or promised would (a) facilitate or seek to facilitate, obtain favorable treatment in business, (b) remunerate favorable treatment in business, (c) facilitate or seek to facilitate obtaining special concessions or would serve as payment for concessions already obtained, in favor of or in relation to Sellers and Intervening Consenting Sellers, or (d) represent the violation of Anti-Corruption Laws. Company has adequate practices to avoid non- compliance with Anti-Corruption Laws. There is no investigation, allegation or request for information related to the violation of Anti-Corruption Laws by Sellers, Intervening Consenting Sellers and their Affiliates, or any of their Employees, officers, managers, agents, consultants or representatives.

Clause 7.

Representations and Warranties of Buyer

7.1.      Buyer Representations and Warranties. Buyer hereby provides Sellers with the following representations and warranties, which Buyer represents to be true, accurate, correct, legitimate, complete, exact, correct and unqualified on the date hereof, and will remain so until the Closing Date:

7.1.1. Corporate Good Standing. Buyer is a regularly incorporated, validly existing legal entity and in good standing pursuant to the Brazilian Laws, and was duly registered with the Commercial Registry and Governmental Authorities that require such registrations pursuant to the Law.

7.1.2.     Corporate Power and Jurisdiction. Buyer has total corporate power, authority and jurisdiction to execute this Agreement and any other documents to be signed thereby due to and/or in relation to the Transaction, and also to comply with its obligations and responsibilities assumed in this Agreement and its respective Exhibits. The competent corporate bodies of Buyer approved the execution hereof, the consummation of the Transaction and compliance with all obligations and responsibilities undertaken herein, and this approval constitutes any and all corporate acts required to comply with the obligations undertaken herein.

7.1.3.     Buyer’s Bylaws. The execution of this Agreement by Buyer and compliance by Buyer with its obligations undertaken herein shall not conflict or result in non-compliance with its bylaws, any other corporate document and/or any applicable Law or regulations.

7.1.4.     Relations with Third Parties. The execution and formalization of this Agreement and compliance by Buyer with its obligations arising herefrom shall not conflict or result in violation of any contract, agreement or instrument to which Buyer is subject and/or bound, in that such conflict or violation may reasonably adversely affect the capacity of Buyer to comply with its obligations arising herefrom.

7.1.5.     Financial Capacity. Buyer will have financial resources of its own or obtained by means of financing with third parties, in immediately available funds and in a sum sufficient to comply with all its obligations undertaken herein. Buyer assures that all amounts to be paid to Sellers do not directly or indirectly arise, derive or constitute profits from illegal activities under the Anti-Corruption Laws of the United States of America or Brazil.

7.1.6. Litigation. There is no Demand in progress or, to the Knowledge of Buyer, threatened, that affects Buyer's financial capacity under Clause 7.1.5 above or otherwise affects Buyer's ability to comply with all obligations undertaken in this Agreement, consummate the transactions and perform all acts provided for herein.

7.1.7. Brokerage Fee. Buyer has no obligation or liability for the payment of any fees or commission to any broker, prospector or agent in relation to the Transaction, for which Sellers or the Company (the latter, until the Closing Date) may be held liable.

7.1.8. State of Infrastructure Items. Buyer is aware that the interest in Company is being acquired with the Infrastructure Items as are on the Closing Date, pursuant to Exhibit B, whereby, except as expressly provided for in this Agreement, Buyer exempts Sellers and their Affiliates from any responsibility for such conditions, provided that, after the Closing Date, the transaction of the Company’s Business, as well as the management of Infrastructure Items by Company, will be the responsibility of Buyer, as Company’s Controller.

7.1.9. Buyer’s Capacity on the Closing. On the Closing Date, Buyer shall have all the necessary structure, including systems and workforce, to conduct the regular operations of Company, especially the Infrastructure Items.

7.1.10.  Negotiation with Sellers. Buyer acknowledges and agrees that, as permitted by law, except as provided in this Agreement:

(i)               Neither Sellers, Company or any of their respective directors, officers, shareholders, members, Employees, Affiliates, controllers, agents, advisors, representatives or any other Related Party makes or has made any representation or provided any express or implicit warranty regarding the accuracy or integrity of any projections or other statements on Company’s future expectations, or even on any information on Company, its assets or other matters, in any case, except those included in this Agreement or in its exhibits;

(ii)             Sellers have provided no representation or warranty on any rights of Third-Party beneficiaries or other rights that Buyer could claim under any studies, reports, tests or analyses prepared by any Third Parties for Company, Sellers or any of their Affiliates, even if made available for analysis by Buyer or its representatives; and

(iii)          None of the documents, information or other material supplied at any moment or in any format by Sellers, by Company or by any of their respective Affiliates or representatives constitute legal advice, and Buyer hereby waives any right to claim to have received any legal advice from Sellers, Company, any of their respective Affiliates or their respective representatives or lawyers.

7.1.11.      Contact with Clients and Suppliers. Neither Buyer or any of its Employees, agents, representatives or Affiliates has directly or indirectly contacted, without prior written consent of Company and Sellers, any officer, director, Employee, member, franchisee, supplier, distributor, client or any other Person in commercial relations with the Company or Sellers or any of their Affiliates before the Closing Date to discuss matters related to Company, except their managers, Employees, consultants and advisors as needed to assess and price the Transaction.

7.1.12.      Solvency. Buyer is solvent under the applicable Law and able to pay its debts as they become due. To the Knowledge of Buyer, there is no procedure pertaining to any transaction or settlement with creditors, or any procedure of bankruptcy, judicial or extrajudicial reorganization, much less other insolvency procedure, involving or imminent against Buyer, and no event has occurred that, under the applicable Law, could justify the initiation of such procedures.

71.13. No Violations. Buyer is not in default, nor has any event occurred that, including due to notice or expiration, or both, may be understood as evidenced default and/or otherwise may limit the capacity of Buyer to exercise its rights and/or enforce compliance with any obligations owed thereto, in the form and conditions existing until the date of execution hereof.

7.1.14.      Sophisticated Investor. Buyer has knowledge and experience in financial and business matters, in the telecommunications infrastructure industry, notably in the segment of towers and Roof Tops for the installation of antennas for transmission and radio frequency, being, therefore, able to evaluate Company and the Infrastructure Items, as well as the advantages and risks of an investment in the Shares and in the operation of such Infrastructure Items.

7.1.15.      Due Diligence. Buyer acknowledges that it conducted due diligence of the Company and the Infrastructure Items based on information and documents provided by Sellers. Buyer acknowledges that, except for the representations and warranties provided in Clause 6.1 above, neither Sellers, Company nor any other Person has made any representation or warranty, express or implicit, as to the accuracy or completeness of any information about Company, Infrastructure Items, Leased Areas, Site Licenses or other issues not included in this Agreement. Nothing in this Clause 7.1.15 will restrict or otherwise affect Buyer’s right to be indemnified for any Losses under this Agreement.

Clause 8.

Acts between Signing and Closing

8.1.              Ordinary Course of Business. From the date of execution (signing) of this Agreement to the Closing Date, Company will conduct its activities on the Ordinary Course, and Sellers undertake to make Company conduct its activities on the Ordinary Course, in a substantially equal and consistent manner with which Business had been conducted until the date of execution of this Agreement. Sellers will not perform and will not allow Company to perform any act or activity outside of its Ordinary and regular Course, and Sellers must perform all acts reasonably necessary to protect the assets, properties, rights and agreements, in order to preserve its business until the Closing Date. Without prejudice to the foregoing, Sellers may perform all acts necessary for the ordinary conduct of the business or prospects of Company, including in relation to the Infrastructure Items, or any of its operations, subject to the obligations not to do, as agreed herein ( including Clauses 8.1.1 and 8.1.2 below).

8.1.1.         Sellers and Company hereby undertake to, from the date hereof to the Closing Date, on an irrevocable and irreversible manner, not assign, dispose of, donate, transfer, lease and/or create any Liens, directly or indirectly, free of charge or for consideration, (i) part or all of the Company’s Shares; and/or (b) the rights conferred by the Shares (political and/or equity), including preemptive rights in the acquisition of Shares and in the subscription of new shares or other securities issued by Company, as well as not to create and/or contract any obligation that may reduce the value of the Shares, and/or (c) any Infrastructure Items, other Company Assets and/or any Site Licenses related to the Infrastructure Items.

8.1.2.         Sellers undertake, from the date hereof to the Closing Date, not to perform, and to prevent Company from performing, any of the acts described below (as well as not to authorize, agree, engage in negotiations or commit to perform any of the acts listed below), unless previously approved in writing by Buyer:

(i)	amendment to Company’s Bylaws;

(ii)                         the issuance or creation, by Company, of equity interests, options or any right to acquire or subscribe for shares or any securities issued by Company (including securities convertible into, or exchangeable for, shares issued by Company or that grant to its holder the right to acquire or subscribe for shares or any securities issued by Company);

(iii)	any legal transaction that has the effect of changing the number of Shares;

(iv)                       any split, reverse split, redemption, amortization, reclassification or repurchase of shares issued by Company;

(v)                         the transformation, consolidation, spin-off, and merger transactions, as well as any other form of corporate reorganization or transaction involving Company and/or its Assets;

(vi)                       the acquisition, constitution of Liens and/or the disposal, by Company, of any equity interests in any companies, partially or totally, free of charge or for consideration, directly or indirectly, as well as Company's equity interest in any association, partnership or joint venture;

(vii)        the waiver, renunciation or pardon by Company, of any rights, options, faculties or privileges, except those that together amount to less than one million reais (BRL 1,000,000.00);

(viii)	any loans or capital contributions to any Person by Company;

(ix)                 the entering into agreements or proposition for entering into agreements within the scope of Claims involving Company, Company Assets or the Business;

(x)                    the assumption of any new obligation outside the Ordinary Course, individually or jointly, active or passive, in an amount exceeding one million reais (BRL 1,000,000.00), including the assumption of any liability for non-compliance with or termination of any legal transaction;

(xi)                 the contracting of any Debt or the granting of any type of security interest or personal guarantee whether for own or Third Party obligations;

(xii)        any remission, pardon or any type of unilateral extinction of any credits held by Company against any Persons;

(xiii)            the sale, donation or, in any way, the disposition of any assets, rights and/or any other Company Assets, including the Infrastructure Items, as well as the constitution of Liens on any Company Assets, including the Infrastructure Items and the Site Licenses applicable to such Infrastructure Items;

(xiv)             any changes in the Company’s financial, tax, accounting, social security, insurance, labor and environmental policies, methods or practices;

(xv)               entering into, modifying or terminating any Relevant Agreement, except for the purposes of Full Regularization and subject to the terms of this Agreement;

(xvi)             the disbursement of any amounts relating to Cash in the period from the Verification Moment to the Closing Date;

(xvii)    any legal business with Related Parties, except for the Lease Agreements for the purposes of Full Regularization and subject to the terms of this Agreement;

(xviii)	the hiring of any Employees by Company;

(xix)             the making or commitment to make any capital investments (CAPEX) in the Company whose payment or consideration occurs at any time after the Closing Date;

(xx)               entering into, amending or terminating, at the initiative of Company, any agreements that involve, individually or jointly, amounts in excess of one million reais (BRL 1,000,000.00);

(xxi)      introduction of any substantial change in commercial and/or administrative practices of the business; and

(xxii)          filing for Company’s bankruptcy or judicial or extrajudicial reorganization, as well as the dissolution, termination or extinction of Company.

8.1.3. Buyer, through consultants, accountants and other authorized representatives, may, upon reasonable notice and provided that it is strictly necessary for the assessment of the Closing conditions, from the date of CADE Approval to the Closing Date, have access to the Company’s facilities, books, agreements and records. Access to documents and information of Company under the terms of this Clause 8.1.3 will not affect or modify any representation or warranty provided by Sellers hereunder.

Clause 9.

Indemnification

9.1.      Sellers’ Obligation to Indemnify. Sellers hereby jointly and severally undertake to indemnify, defend and hold Buyer and its Related Parties, including, after the Closing, Company (individually “Buyer Indemnified Party” and collectively “Buyer Indemnified Parties”) harmless and to undertake liability for any Loss that may be actually incurred or borne by Buyer Indemnified Parties, as a consequence or as a result of any of the issues listed below (except, in any case, for the Regularization Costs, which will not be indemnified under the terms of this Agreement and will be subject to the provisions of Clause 10.3 below):

9.1.1.	Hypotheses of Indemnification by Sellers:

(i)               non-compliance, inaccuracy, omission, falsehood or error in any representation and/or warranty provided by Sellers in Clause 6 hereof;

(ii)             any and all acts, facts or omissions relating to the Infrastructure Items, the Leased Areas, the Site Licenses applicable to such Infrastructure Items and the Relevant Company Agreements, which occurred only and exclusively until the Closing Date (although its manifestation or knowledge occurs in a supervening moment), which result in the disassembly, assembly, reallocation and/or construction of any new infrastructure item (but expressly subject to the Regularization Costs, under the terms of Clause 10.3 below), in which case Sellers will be liable for all Losses associated with such disassembly, assembly, relocation and/or construction (including costs and expenses associated with the termination or expiration of the applicable Lease Agreement);

(iii)          any breach, omission or default, partial or total, of any obligation of Sellers (or of Company, until the Closing Date) that results in the breach of the obligations contained herein; provided that such breach and any Loss resulting therefrom are not remedied within thirty (30) days from receipt of written notice from Buyer of such breach;

(iv)           [except with respect to a Third Party Demand arising from Site Irregularities (as provided for in Clause 9.1.1(v) below), any and all acts facts or omissions related to Infrastructure Items, Leased Areas, Site Licenses applicable to such Infrastructure Items, to Relevant Company Agreements, to the Business or Company, of any nature, including labor, social security, civil, insurance, environmental, tax or any other nature, in each case, whose generating event has occurred totally or partially until or on the Closing Date, even if the effects thereof only materialize in the future];

(v)             Demands from Third Parties based on Site Irregularities (including Overload Irregularities), whose generating event occurred at any time before the Closing Date and within twelve (12) months from the Closing Date, even if the effects thereof only materialize in the future;

(vi)           eviction or any other defect that affects the validity and/or effectiveness of the transactions through which Buyer acquires the Shares or that prevents the ownership, possession and free use, enjoyment and disposition of the Shares by Buyer; and

(vii)        acts, facts or omissions liable to Sellers and their Affiliates and Related Parties, of any nature, occurring prior or after the Closing Date, which are directly charged from any of Buyer Indemnified Parties due to succession or under claims that such Persons are part of the same economic group, including, but not limited to, those related to civil, environmental, labor and tax liabilities.

9.1.2. Waiver, in whole or in part, by Buyer as to compliance with one or more Closing Conditions Precedent will not exempt Sellers from the obligation to indemnify Buyer Indemnified Party for any Losses incurred due to the waived conditions precedent.

9.1.3. Even if Buyer will approve, or cause to be approved, the accounts and financial statements of any subsequent fiscal year of Company, such approval will not mean that Company has waived the right to demand the redress provided for in this Clause 9.1, with Sellers remaining bound as provided for in this Agreement.

9.1.4. The indemnification obligations provided for in this Clause 9.1 shall apply even if any Buyer Indemnified Party has or becomes aware, at any time, of any non-compliance, violation, omission or inaccuracy of any of the representations or warranties provided herein, as well as of any contingencies, liabilities, debts or other obligations, subject, however, to the provisions of Clause 9.1.1(iv) above with respect to the Exhibits to this Agreement.

9.2.      Buyer’s Obligation to Indemnify. Buyer hereby undertakes to indemnify, defend and hold Sellers and its Related Parties (individually “Sellers Indemnified Party” and collectively “Sellers Indemnified Parties”) harmless and to undertake liability for any Loss that may be actually incurred or borne by Sellers Indemnified Parties, as a consequence or as a result of any of the issues listed below:

9.2.1.	Hypotheses of Indemnification by Buyer:

(i)               non-compliance, inaccuracy, omission, falsehood or error in any representation or warranty provided by Buyer under Clause 7 of this Agreement;

(ii)             any breach, omission or default, partial or total, of any obligation of Buyer that results in a breach of the obligations contained herein; provided that such breach and any Loss resulting therefrom are not remedied within thirty (30) days from receipt of a written notice from any of the Sellers of such breach; and

(iii)          acts, facts or omissions liable to Company or related thereto, of any nature, occurring prior or after the Closing Date, which are directly charged from any of Sellers Indemnified Parties due to succession or under claims that such Persons are part of the same economic group.

9.2.2. Buyer shall have no liability or obligation to indemnify Sellers for any Losses whose generating event is prior to the Closing Date, especially with regard to administrative fines and penalties imposed by any Governmental Authorities, nor will Buyer succeed Sellers in any obligation and/or liability pertinent to Sellers.

9.3.      Indemnification Procedure. Subject to the limits provided for in this Agreement (including, but not limited to, those provided for in Clause 9.7 below), if there is a Demand that may result in the indemnification obligation by Sellers or Buyer, pursuant to Clauses 9.1 and 9.2 above, respectively, the Parties and Company will be subject to the following procedures:

9.3.1. In the case of a direct Demand from one of the Parties, the Indemnified Party may, at any time after the Closing Date, send a notice to the Party from whom it seeks indemnification under the terms of this Agreement (“Indemnifying Party”), stating in detail the respective Loss, together with a copy of all available documentation related to the Loss in question (“Notice of Indemnification”).

9.3.2. In the case of a Claim filed by a Third Party (including Governmental Authorities) that gives or may give rise to a recoverable Loss under the terms of this Agreement (“Third Party Claim”) against the Indemnified Party (and, for the purposes of this Clause 9.3.2, Company will be considered as Buyer Indemnified Party), the Indemnified Party must send a notice to the Indemnifying Party (i) before the completion of one third of the period available for the submission of the defense or any other applicable, judicial or administrative measure (“Defense”), or (ii) if the period for Defense is less than five (5) Business Days, before half of the period available for Defense (in both cases “Notice of Third Party Demand”), together with copy of all available documentation related to a Third Party Demand.

9.3.3. The Indemnifying Party shall, within five (5) Business Days after receiving the Notice of Indemnification, send a notice (“Notice of Procedure”) informing the Indemnified Party if:

(i)          it agrees with its liability for the payment of the Loss in question (already materialized or not), with its silence being valid as agreement; or

(ii)       it does not agree with its liability for the payment of the Loss in question (already materialized or not), in which case, it must provide all the arguments, documents and information to support its understanding.

9.3.4. Whenever the Indemnifying Party sends a Notice of Procedure informing that it does not agree with its liable for the payment of the Loss in question (already materialized or not), the Parties must meet within the next five (5) Business Days to try to reach, in good faith, an agreement on the Demand related to such Loss (already materialized or not). Failure of the Parties to reach an amicable agreement on the liability for the payment of such Loss shall be resolved in Arbitration.

9.4.  Third Party Demand. If the Demand in question is a Third Party Demand against the Indemnified Party, the following mechanisms must be observed if the Indemnifying Party agrees with its liability:

9.4.1. The Indemnifying Party shall, in the first half of the legal term to submit due defense or challenge, (i) make the payment or authorize the reimbursement of the amount in question; or (iii) delegate to the Indemnified Party the submission of Defense to a Third-Party Demand, in which case the Indemnified Party shall defend against the Third-Party Demand in a diligent manner, with the silence of the Indemnifying Party being understood as its choice for the provisions in subitem “(b)” of this Clause.

9.4.2. If the Indemnifying Party chooses to present a Defense, the Indemnifying Party shall appoint and hire a lawyer responsible for conducting such Defense, giving priority to the lawyers already appointed for such cases, with the Indemnified Party undertaking to grant to the appointed lawyer the necessary powers to conduct the Defense, as well as to provide all documents and information required for preparing the Defense. The Parties shall cause the appointed lawyers to keep the Parties constantly informed about the progress of the Third- Party Demand, by providing copies of all procedural papers that may be reasonable requested.

9.4.3. If the Indemnifying Party assumes the Defense of the Third Party Demand, the Indemnified Party will have the right to participate in the respective Defense and hire a lawyer, at its own expense, regardless of the lawyer hired by the Indemnifying Party, it being understood that the Indemnifying Party shall control such Defense and that, in this case, each Party shall bear the costs of its own lawyer. Regardless of whom conducts the Defense, the Parties shall cooperate with the Defense, and such cooperation shall include, to the extent requested, on reasonable grounds, the provision of records and information relevant to the Defense against the Third Party Demand, as well as, where applicable, the granting of power- of-attorneys necessary for the conduct of the Defense.

9.4.4. The Party that assumes the defense against a Third Party Demand shall consult the other Party in advance as to enter into any agreement, commitment or release from such Third Party Demand and obtain the agreement of the other Party to do so.

9.4.5. Notwithstanding the provisions in this Clause 9.4, et. seq., the Parties agree that the Indemnified Party may choose to conduct the Defense (without this fact removing the Indemnifying Party’s obligation to indemnify under this Agreement) in the following cases:

(a) the Third Party Demand involves imputations of a criminal nature or related to Anti- Corruption Laws to the Indemnified Party, (b) in Third Party Demands in which, in terms of interlocutory relief or provisional remedy, account freezing and/or imposition of Liens on assets or properties of the Indemnified Party, and (c) Third Party Demands whose nature of the object represents risk or possibility of setting an adverse precedent against the Indemnified Party (as, for example, in repeated matters). In the cases above, the Indemnified Party shall (x) send a Notice of Third Party Demand to the Indemnifying Party informing that it will assume and conduct the Defense of the Third Party Demand, (y) keep the Indemnifying Party duly informed about the progress of the respective Third Party Demand and provide supplementary information and copies of any documents reasonably requested by the Indemnifying Party, and (z) refrain from entering into agreements without the prior consent of the Indemnifying Party, which will not be unreasonably denied. The Parties also agree that, in the event that it is possible to determine that the largest portion of the obligation object of a Third Party Demand is not the liability of the Indemnifying Party, but rather of the Indemnified Party, regardless of the period referred to in the Third Party Demand or the date of submission of a Notice of Third Party Demand, then the Indemnified Party may also conduct the Defense of such Third Party Demand under the terms set forth in this Clause 9.4.5.

9.4.5.1.    If the Indemnified Party assumes the Defense of the Third Party Demand pursuant to Clause 9.4.5 above, the Indemnifying Party shall have the right to participate in the respective Defense and hire a lawyer, at its own expense, regardless of the lawyer hired by the Indemnified Party, being understood that the Indemnified Party shall control such Defense and that, in this case, the Indemnifying Party shall bear the costs of its own lawyer. Regardless of whom conducts the Defense, the Parties shall cooperate with the Defense, and such cooperation shall include, to the extent requested, on reasonable grounds, the provision of records and information relevant to the Defense against the Third Party Demand, as well as, where applicable, the granting of power-of-attorneys necessary for the conduct of the Defense.

9.4.6.         For the avoidance of doubt, regardless of whom conducts the Defense, the Indemnifying Party will be liable for all costs and expenses associated with the Defense of any Third Party Demand not challenged by Notice of Procedure (except for fees and other expenses resulting from the hiring of lawyers by the Indemnified Party under Clause 9.4.3 above), including, but not limited to, any and all costs, expenses, fees, administrative or court fees and judicial and administrative deposits required or necessary to allow the Defense to be filed and properly conducted.

9.1.7. In the case of Demands already pending before the Closing Date, their Defense will remain under the responsibility of the Party that has been leading them until the Closing, including with regard to its costs, by adopting the strategy and using the specialized lawyer chosen and indicated by such Party. However, it is agreed between the Parties that Sellers may not enter into agreements involving the assumption of commitments or obligations by any Buyer Indemnified Party, without Buyer’s prior consent, which will not be unreasonably denied. For the purposes of the foregoing, any of Sellers shall notify Buyer of the terms of any agreement Sellers intend to enter into, and Buyer will have a period of five (5) Business Days to respond whether or not Buyer agrees with the proposed agreement.

9.5.      Compliance with Procedures. Any failure by the Indemnified Party in complying with the procedures and commitments undertaken herein (especially those included in this Clause 9) will not exempt the Indemnifying Party from its obligation to reimburse or indemnify the Indemnified Party for the Loss in question, except to the extent such Loss could be settled, mitigated, reduced or prevented in case the Indemnified Party had complied with the provisions herein.

9.6.      Payment of the Indemnification. The payment of any indemnification due by the Indemnifying Party to the Indemnified Party, under the terms of this Clause 9, must be made within fifteen (15) Business Days from the date on which a Loss object of a Notice of Indemnification or Notice of Third Party Demand and not challenged by a Notice of Procedure, is actually disbursed or supported by the Indemnified Party.

9.6.1. Failure to pay the indemnification within the period indicated in Clause 9.6 above will subject the Indemnifying Party to the payment of late-payment interest of one percent (1%) per month on the outstanding balance, calculated pro rata temporis, without prejudice to the provisions of article 389 of the Brazilian Civil Code. In the event the Indemnifying Party fails to comply, fully and in a timely manner, with the provisions of Clause 9.6 above, the Indemnified Party may exercise all its rights, file all claims and rely on all remedies provided for in this Agreement and the applicable Laws until full satisfaction of the Indemnifying Party’s obligations to indemnify, pursuant to Clause 9.

9.7.      Limitations on Indemnification Obligation. The Parties hereby acknowledge and agree that the obligation (a) of Sellers, provided for in Clause 9.1 above, and/or (b) of Buyer, provided for in Clause 9.2 above, will be subject to the following conditions:

9.7.1. Maximum Limit. Except as provided in Clause 9.7.5, the aggregate amount of all indemnified Losses by the Indemnifying Party may not exceed the amount equivalent to fifty percent (50%) of the Final Purchase Price (“Maximum Limit”).

9.7.2. Time Limit. The indemnification obligation provided for in Clauses 9.1 and 9.2 above will remain valid and effective with respect to any Losses notified by the respective Indemnified Parties during the statutory preemptive or limitation period of each of the different types of obligations provided for in this Agreement, as of the date hereof, and/or until the res judicata of the respective administrative, judicial decision, or final arbitration decision or final settlement that is reached, whichever is longer.

9.7.3. Individual De Minimis Amount. The Indemnifying Party shall not be required to indemnify for any individual Losses at an amount less than fifty thousand reais (BRL 50,000.00) (the “Individual De Minimis Amount”); provided that (a) Losses having the same taxable event (or causes of action of the same nature) will be aggregated for purposes of reaching such Individual Floor Individual De Minimis Amount; and (b) Losses below the Individual De Minimis Amount will not be considered for the purposes of calculating the Global De Minimis Amount.

9.7.4. Global De Minimis Amount. The Indemnifying Party shall not be required to indemnify until the global amount of the Losses under its responsibility is greater than fifty thousand reais (BRL 500,000.00) (“Global De Minimis Amount”). Once the Losses reach such a Global De Minimis Amount, Sellers or Buyer, as the case may be, will be liable for the entire amount of the Losses, including those incurred before the Global De Minimis Amount was reached.

9.7.5. Exceptions. The Maximum Limit, the Individual De Minimis Amount and the Global De Minimis Amount do not apply to Losses arising or resulting from: (a) the breach of any of Seller’s Fundamental Representations and Warranties or Buyer’s representations provided for in Clauses 7.1.1 (Corporate Good Standing) and 7.1.2 (Corporate Power and Jurisdiction); and/or (b) any acts of proven willful misconduct, fraud or bad faith; and/or (c) the indemnity assumptions provided for in Clauses 9.1.1(iii), 9.1.1(vi), 9.1.1(vii), 9.2.1(ii), 9.2.1(iii) and/or 10.2; and/or (d) the provisions in Clause 10.2.3 below.

9.7.6. Sellers will not be required to indemnify for the Regularization Costs, according to Clause 10.3.

9.7.7. Sellers will not be required to indemnify for any Losses already covered by the mechanism in Clause 10.2.2 for recomposition of revenues due to an Irreversible Situation.

9.7.8. Accumulated Losses on the Global De Minimis Amount will be adjusted by the positive variation of the IPCA/IBGE index from the date they would have become due had it not been for the existence of the Global De Minimis Amount.

9.8.	Effective Amount to be Indemnified. For purposes of the indemnification obligations

(a)     of Sellers, as provided for in Clause 9.1 above, and/or (b) of Buyer, as provided for in Clause 9.2 above, for the calculation of the effective amount of reimbursement for any Loss, the following principles shall be applied:

9.8.1. If the respective Indemnified Party has the right to claim the Loss of any Third Parties due to insurance or the sum shall be reduced in order to fully reflect any indemnification (including due to insurance) that the Indemnified Party and/or the Company in fact received due to the fact, condition or circumstance originating the indemnified Loss;

9.8.2. The amount of the Loss shall be added by the amount corresponding to any Taxes levied on the indemnity (less the reduction in the amount of Taxes payable resulting from such Loss, all calculated under the accrual basis), and the costs and expenses incurred due to the receipt of these indemnities and/or reimbursement, by making the due gross-up, if applicable, so that the Indemnified Party receives, the total net amount of the Losses whose indemnification is due to the Indemnified Party hereunder; and

9.8.3. Exclusively with respect to Sellers’ obligation to indemnify, if there are any court deposits within the scope of a Third Party Demand in which the Loss is discussed (except for the court deposits made after the Closing Date that have not been supported by Sellers), the amount of the Loss to be considered will be net of the balances of such deposits.

9.9.      Best Efforts. The Parties and the Intervening Consenting Sellers agree to use their best commercial efforts (and also to cause their respective Indemnified Parties to do so) to, in good faith and considering the market practices, avoid constituting any Loss and, in case it is constituted, to mitigate the effects thereof. Nothing in this Clause 9.9 (a) will restrict, limit or otherwise affect Buyer’s right to be indemnified for any Losses under this Agreement (nor should it be construed as a restriction or limitation of such Buyer’s right); and/or (b) will impose any type of obligation of Buyer and/or Company after the Closing Date to perform any acts, adopt rules and/or observe specific standards of conduct, nor does it constitute any type of limitation or restriction on the way in which Buyer will conduct and direct its activities and those of Company (including management) of the Infrastructure Items after the Closing Date.

Clause 10.

Infrastructure Items and Lease Agreements

10.1.	Full Regularization.

10.1.1.      Sellers will use their best efforts to, by the Closing Date, (i) complete the Full Regularization of all Lease Agreements, including those Lease Agreements that are not listed in Exhibit 4.2.1(ix), and (ii) send a written notice to Buyer providing a copy of the existing Lease Agreements that have not been included in Exhibit 4.2.1(ix) on the date of execution of this Agreement.

10.1.2.      Any Lease Agreements that are made available to Buyer pursuant to Clause 10.1.1 will then be considered as Lease Agreements Identified for the purposes of Buyer Conditions Precedent provided for in Clause 4.2.1(ix) and, in the case of Full Regularization until the Closing hereunder, will be computed for the purposes of reaching the Minimum Revenue index, and Exhibit 4.2.1(ix) will be considered automatically amended to include such Lease Agreements.

10.1.3.      Lease Agreements that are not listed in Exhibit 4.2.1(ix) on the date of execution of this Agreement and the Lease Agreements Identified for which there was no Full Regularization until the Closing are jointly referred to as “Agreements Pending Regularization”. Sellers agree that (a) they must pay or promptly reimburse Buyer or Company for fifty percent (50%) of any and all costs related to the Full Regularization of the Agreements Pending Regularization incurred by Buyer and/or Company after the Closing Date; and (b) if Company loses the right to use any of the Infrastructure Items due to reintegration and/or loss of ownership of the Leased Areas related to the Agreements Pending

Regularization, such situation will constitute an Irreversible Situation for the purposes of this Agreement.

10.1.4.      In the event that the counterparties in the Lease Agreements require financial compensation (including an increase in the amount of annual remuneration/rent) for making the Full Regularization in an amount greater than five percent (5%) of the annual remuneration/rent due under such Lease Agreements, Sellers may, at their sole discretion, (a) fully comply with the financial conditions imposed by the respective counterparty by making payment in full and in cash of the amounts of said financial considerations to the counterparty, or request Company to apply the provisions of the Oi Sharing Agreement applicable to the Regularization Cost Increase, pursuant to Clause [•] of the Oi Sharing Agreement; or (b) not to make the Full Regularization of such Lease Agreement, in which case the Leased Area and the Infrastructure Item located therein will be considered to be in an Irreversible Situation.

10.2.   Irreversible Situation. The Parties acknowledge and agree that, if due to any acts, facts, omissions, events or circumstances occurring up to or on the Closing Date (including, but not limited to, the Site Irregularities), Company (i) loses the right to use any of the Infrastructure Items listed in Exhibit B (including chances of losing possession of any of the Leased Areas in which one or more Infrastructure Items are currently installed); and/or (ii) prove a technical (including engineering defects), legal and/or documentary impossibility for the licensing, operation, occupation or maintenance of an Infrastructure Item, and/or (iii) are required, by an unappealable decision in a Demand by a Governmental Authority and/or Third Party, to terminate the operation of an Infrastructure Item, such Infrastructure Item or Leased Area will be considered in an “Irreversible Situation”.

10.2.1.      Upon identification of an Irreversible Situation, Buyer and/or Company may, at its sole discretion, notify the parties to the Oi Sharing Agreement, pursuant to Clause [•] thereof, about the occurrence of an Irreversible Situation (“Notice of Irreversible Situation”).

10.2.2.      Upon submission of a Notice of Irreversible Situation, the provisions of Clause [•] of the Oi Sharing Agreement will apply (without the application of any of the limitations provided for in Clauses 9.7.1 to 9.7.4), so that the amount corresponding to the amount of revenue generated by the specific Infrastructure Item object of the Irreversible Situation is divided by the number of Infrastructure Items remaining, plus the amount of the monthly Base Consideration (as defined in the Oi Sharing Agreement) and other applicable considerations provided for in the Oi Sharing Agreement paid by Sellers or their Affiliates in the Oi Sharing Agreement.

10.2.3.      Sellers acknowledge and agree that, within the scope of an Irreversible Situation, Company may also incur additional losses to the loss of revenue generated by the specific Infrastructure Item object of the Irreversible Situation, which, with the exception of the Regularization Costs (which will be treated in accordance with Clause 10.3), will be indemnified under the terms, limits and conditions of Clause 9.1 of this Agreement (including the Losses associated with the disassembly, assembly, relocation, construction and costs and expenses associated with the termination or expiration of the Lease Agreement), pursuant to Clause 9.1.1(ii)).

10.3.   The Parties agree and covenant that if the Oi Sharing Agreement is no longer in force for any reason (except in the event that Buyer and/or any of its Affiliates that enter into the Oi Sharing Agreement causes such termination), but the obligations provided for in Clauses

10.1 and/or 10.2 are still in effect and taking effect, then Clauses 8.1.4 and 8.5 of the Oi Sharing Agreement and the other provisions of the Oi Sharing Agreement that deal with the Irreversible Situation or Regularization Cost Increase will be automatically incorporated into this Agreement by reference, mutatis mutandis, as if they were transcribed here.

10.4.   Regularization Costs. Buyer acknowledges and agrees that the Infrastructure Items are subject to Site Irregularities, as specifically indicated in Exhibit B to this Agreement, provided that, as indicated in Exhibit B, no indemnification will be paid under this Agreement for any costs and expenses incurred by the Buyer and/or Company to remedy, mitigate, alter or regularize the Site Irregularities (e.g., expenses with lawyers’ fees, costs, fees of Governmental Authorities, etc.) and costs and expenses related to the necessary repairs, interventions and engineering works identified in Exhibit B (“Regularization Costs”).

10.4.1.      Buyer undertakes to use its best efforts to remedy the Site Irregularities within twelve (12) months from the Closing Date.

10.5.           Overload Irregularities. The Parties acknowledge that the Site Irregularities include irregularities related to overload, as described in Exhibit B (“Overload Irregularities”). If (i) an Irreversible Situation occurs related to such Overload Irregularities within twelve (12) months from the Closing Date, the procedure provided for in Clause 10.2 above will apply; or (ii) an Irreversible Situation occurs related to such Overload Irregularities after twelve (12) months from the Closing Date, Buyer will not be entitled to apply the procedure provided for in Clause 10.2.

10.6.           Sellers’ Obligations — Payment Maintenance. Without prejudice to the obligation to indemnify under Clause 9.1.1(ii), Sellers further undertake, on their behalf and on behalf of their Related Parties, not to interrupt the payments due under the Oi Sharing Agreement, related to the Infrastructure Items that have their activities temporarily suspended (i) due to a Third Party Demand (including Governmental Authority) arising from Site Irregularities, or (ii) for the regularization or remediation of a Site Irregularity, except for regularization or remediation of Overload Irregularities carried out after twelve (12) months from the Closing Date, in which case the provisions of this Clause 10.6 will not apply while the temporary suspension of activities continues.

10.6.1.      Sellers’ obligation undertaken in Clause 10.6 above on behalf of their Related Parties constitutes a third party fact promise, under the terms and for the purposes of article 439, et seq., of the Brazilian Civil Code.

10.7.   Revenue Received After Closing. If any of Sellers and/or their respective Related Parties receive any amount, money and/or revenue relative to or involving, directly or indirectly, any Infrastructure Item after the Closing Date (“Revenue Received”), then any of Sellers that receives such amounts undertakes, in an irrevocable and irreversible manner, to

(i) promptly transfer and return such Revenue Received to Company, which must be done in no later than ten (10) Business Days after the date of receipt of the Revenue Received in question, under penalty of Sellers to bear adjustment for inflation based on the positive variation of the IPCA/IBGE index from the date scheduled for payment until the date of actual payment thereof, and be subject to the payment of a non-compensatory fine of five percent (5%) on the amount due, as well as the payment of late-payment interest of one percent (1%) per month on the outstanding balance, calculated pro rata temporis, without prejudice to the provisions of article 389 of the Brazilian Civil Code; and (ii) notify the Person who made the payment of the Revenue Received in question, within ten (10) Business Days counted from the receipt of such Revenue Received, that all future payments must be made in favor of Company.

10.8.           Replacement of Guarantees. Buyer undertakes to use its best efforts to replace the guarantees presented by Sellers with respect to Contractual Instruments (including Lease Agreements) entered into by Company and/or related to the Business, as such guarantees may be subject to notice of any of Sellers to Buyer requesting the replacement of guarantees provided by Sellers for the obligations undertaken by Company or related to the Business, by attaching supporting documentation to that effect. Buyer must provide Sellers with proof of release of the respective guarantees within one hundred and twenty days (120) days from the date of receipt of each notice sent by any of Sellers in the manner above in this sense. In the impossibility of replacing any guarantee, the Parties undertake to discuss the best solution for both Parties, and it is hereby established that Sellers undertake not to revoke the guarantees they have provided, and Buyer shall, after the expiration of the above period, start to compensate Sellers in the amount corresponding to two integers and five tenths per cent (2.5%) per year of the value of the guaranteed and not replaced lease.

10.9.           New Infrastructure Items. Buyer shall use its best efforts to provide Sellers and/or its Affiliates with access to new infrastructure items that may be acquired by Buyer, by Company and/or their Affiliates from Sellers and/or their Affiliates, if it is of interest of these, under reasonable commercial conditions and within market standards.

10.10.       Insurance Hiring. As of the Closing Date, Buyer shall provide, on its own account and at its own expense, the insurance covers Buyer deems necessary and convenient for the Infrastructure Items and the Company’s operations.

Clause 11.

Termination

11.1.           Termination Events. This Agreement may be terminated prior to Closing in the events described in detail below:

(i)	by mutual and express agreement between Buyer and Sellers;

(ii)                         by any of the Parties, if the Closing does not occur by the Closing Deadline (extendable under Clause 11.2), or at a later date that may be agreed in writing between the Parties;

(iii)	by the Party that does not cause the delay, if the Closing does not occur within fifteen

(15) days from (a) the 12th Business Day from the receipt, by either Party, of the notice referred to in Clause 5.1; or (b) the waiver of Closing Conditions Precedent, as applicable; or any other date that may be agreed between Buyer and Sellers;

(iv)	[by Buyer, in the event provided for in Clause 4.4.6(ii);][15]

(v)                         by Buyer, in the event of a Material Adverse Effect or, in the case provided for in Clause 14.4, if Sellers present an update to Exhibits that represents a Material Adverse Effect;

(vi)                       by either Party, should the other Party and/or Company become insolvent or bankrupt, be voluntarily or compulsorily dissolved or liquidated, or require any type of bankruptcy reorganization or judicial or extrajudicial reorganization with creditors, except for the Judicial Reorganization in progress;

(vii)        by any of the Parties, if the result of the Auction, in which Buyer was the winner, is declared null in some way by a final and unappealable judicial decision and the sale of the Shares under the Judicial Reorganization has to be redone through the organization of a new auction;

(viii)            by either Party, if there is any Law or order from any Governmental Authority that makes the transactions provided for in this Agreement illegal or that permanently restricts the closing of the transactions contemplated by this Agreement; and (ix) by either Party, in the event of a breach of or non-compliance with any obligation, representation or warranty of the other Party provided for in this Agreement that has not been remedied within thirty

(30) days from the date of receipt of a notice of said breach or non-compliance.

11.2.       Fine. If this Agreement is terminated in the event provided for in Clause 11.1(iii), the Party causing the termination will be required to pay the other Party a non-compensatory fine in the amount of thirty-seven million and five hundred thousand reais (BRL 37,500,000.00), provided that, if the Party that caused the termination is Buyer, the fine will be due to Sellers in proportion to their respective equity interests in Company’s share capital, as indicated by Sellers in the Pre-Closing Certificate. The fine provided for in this Clause may be offset against any amounts that may be owed by one Party to another, including as a result of other Contractual Instruments.

11.3.       [CADE Extension. Sellers may, at their sole discretion, regardless of justification, extend the Deadline for an additional period of one hundred and eighty (180) days, to the extent necessary to obtain CADE Approval.]16

11.4.       Termination Effects. In the event of termination of this Agreement due to the events stipulated above, this instrument will automatically cease to have effect before the Parties,

15 Note for the Draft: Provisions related to antitrust approvals to be excluded if not applicable at the time of executing this Agreement.

16 Note for the Draft: Provisions related to antitrust approvals to be excluded if not applicable at the time of executing this Agreement.

except for the provisions of Clause 12 (Notices), Clause 13 (Conflict Resolution) and Clause

14.11 (Confidentiality and Non-Disclosure), which will remain valid and effective and will therefore survive the termination of this Agreement, provided that the termination of this Agreement will not relieve the Parties from their liability for breach of this Agreement or affect the Parties' right to claim specific performance of the obligations provided for herein.

11.5.       Exercise Limitation. Notwithstanding any other provision included in this Agreement, the right to terminate this instrument under this Clause 11 may not be exercised by the Party: (i) that has provenly failed to comply with its obligations set forth herein or arising herefrom; or (ii) whose non-compliance with its obligations or covenants hereunder has been the cause or resulted in the lack of fulfillment of any Closing Condition Precedent, except if such non-compliance has arisen from any evidenced event of Force Majeure or Act of God, as set forth in article 393 of the Brazilian Civil Code.

Clause 12.

Notices

12.1.   Notices All communications, notices and/or notifications relating to this Agreement shall be made in writing and delivered: (i) by registered mail; or (ii) through a Register of Titles and Documents, or by judicial means; or (iii) by letter to be delivered by hand or telegram, return receipt requested, or by electronic mail (e-mail) with confirmation of receipt to the Party and to the addresses indicated below, or to another address that such Party may indicate by written notice as provided for in this Clause.

If to Sellers and/or Intervening Consenting Sellers:

[•]

If to Buyer:

[•]

If to Company:

a)	Until Closing:

[•]

b)	From Closing:

[•]

12.2.   Reception Convention. Notices delivered under this Clause will be deemed given: (i) at the time they are delivered, if delivered in person; (ii) at the time they are delivered, if sent by mail or courier service; and, (iii) on the date shown on the confirmation of receipt of the transmission, if sent by e-mail, unless such date is not a Business Day, in which case it will be deemed received on the Business Day immediately following.

12.3.   Change. The Parties may change their respective addresses, as indicated above, by giving notice to all other Parties to this Agreement.

Clause 13.

Conflict Resolution

13.1.   Arbitration. Any disputes arising from this Agreement or otherwise related to it, including as to its existence, validity, effectiveness, interpretation of its terms, conditions, execution or termination (“Dispute”) shall be resolved by arbitration as provided for in this Clause 13 (“Arbitration”).

13.1.1.  The Parties agree that, before initiating Arbitration to resolve any Dispute, they shall attempt to reach an agreement for an amicable settlement of such Dispute, within a period not exceeding fifteen (15) Business Days after receipt by a Party of notification of the existence of such Dispute, as sent by the other Party. The Parties agree that their obligation to resolve any Disputes amicably is an ancillary obligation that does not preclude the immediate initiation of Arbitration at any time, at the sole and discretionary criteria of either Party.

13.1.2.  At the end of this period or if, at the discretion of either Party, it is impossible to reach an amicable solution, the Interested Party may submit the Dispute to Arbitration before the International Chamber of Commerce (CCI) Arbitration Chamber (“Chamber”), in accordance with its arbitration regulation (“Regulation”) in force on the date of the request for the establishment of Arbitration, with the exception of the changes provided for herein.

13.1.3.  The Arbitration will be conducted by three (3) arbitrators (“Tribunal”), one nominated by the requesting party and the other nominated by the requested party, in accordance with the Regulation. If there is more than one requesting party and/or more than one requested party, then the requesting parties and/or requested parties must together indicate their respective arbitrator. In the absence of agreement between the requesting parties or requested parties to indicate their respective co-arbitrator, all arbitrators must be appointed by the Chamber. The two arbitrators thus appointed shall nominate, by mutual agreement, the third arbitrator, who will act as president of the Arbitral Tribunal, within the term provided for in the Regulations. If any of the three arbitrators is not appointed within this period, then the Chamber shall appoint them, as provided for in the Regulation. Any and all controversies regarding the appointment of arbitrators by the parties, as well as the choice of the third arbitrator, will be settled by the Chamber. The Parties, by mutual agreement, remove the application of the provisions in the Regulation that limit the choice of a sole arbitrator, co-arbitrator or president of the arbitral tribunal to the list of arbitrators of the Chamber.

13.1.4.  The Arbitration will be based in the City of São Paulo, State of São Paulo, Brazil, where the arbitration award will be issued, and it will be conducted in the Portuguese language. The Arbitral Tribunal shall judge the merits of the Dispute in accordance with Brazilian law and shall not judge by equity.

13.1.5.  Any order, decision, determination or award handed down by the Arbitral Tribunal will be final and binding on the parties and their successors, who expressly waive any appeal. The arbitral award may be enforced before any judicial authority with jurisdiction over the parties and/or their assets.

13.1.6.  Each party will bear the costs and expenses that it causes in the course of the Arbitration and the Parties will share equally the costs and expenses whose cause cannot be attributed to one of them. The arbitral award will assign to the losing party, or to both parties to the extent that their claims are not upheld, the final liability for the cost of the proceeding, including the reimbursement of attorneys’ and other advisers’ fees of reasonable value. The arbitration award shall not impose the payment of attorneys’ fees due to loss of suit.

13.1.7.  The parties choose the jurisdiction of the Judicial District of São Paulo, State of São Paulo, Brazil, and waive any other, however privileged, for the exclusive purposes of obtaining urgent relief to protect or safeguard their rights prior to the establishment of the Arbitral Tribunal, without this being considered a waiver of Arbitration. Any measure granted by the Judiciary Branch shall be promptly notified by the party that requested such measure to the Chamber. The Arbitral Tribunal, once constituted, may review, maintain or revoke the measures granted by the Judiciary Branch.

13.1.8.  The parties agree that all aspects related to Arbitration, including its own existence, must be kept confidential. All its elements (including, but not limited to, the Parties’ allegations, evidence, reports and other statements of third parties and any other documents presented or exchanged in the course of the arbitration proceeding) will only be disclosed to the Arbitral Tribunal, to the parties, their lawyers, Chamber officials, and any person needed to develop the Arbitration, unless disclosure is required to comply with any obligations imposed by applicable law, or by any Governmental Authority.

13.1.9.  Any and all disputes related to the confidentiality obligation will be settled in a final and binding manner by the Arbitral Tribunal, which may take any measure to safeguard the confidentiality of the arbitration procedure, or any other matter related to Arbitration.

13.1.10.  If two or more disputes arise in relation to this Agreement, or in any way related to it, the resolution thereof may occur through a single arbitration proceeding, pursuant to the Regulation. Before the constitution of the Arbitral Tribunal, the Chamber will be responsible for consolidating the referred disputes in a single arbitral procedure, in accordance with the Regulation. After the constitution of the Arbitral Tribunal, in order to facilitate the resolution of related disputes, the Arbitral Tribunal may, at the request of one of the parties, consolidate the arbitration procedure with any other pending arbitration procedure that involves the resolution of disputes arising from this Agreement, or otherwise related to it. The Arbitral Tribunal shall consolidate the procedures, provided that (i) they involve the same parties; (ii) there are factual and/or legal issues that are common between them; and (iii) the consolidation in these circumstances does not result in losses arising from unjustified delays in resolving such disputes. The jurisdiction to determine the consolidation of procedures and conduct the consolidated procedure will be the first arbitral tribunal constituted. The consolidation decision will be final and binding on all parties involved in the disputes and arbitration procedures object of the consolidation order.

13.1.11.  The Intervening Consenting Sellers are expressly bound by this arbitration clause for all legal purposes.

Clause 14.

Miscellaneous

14.1.           Amendments. Any changes or amendment to this Agreement will only be considered valid if agreed upon in writing, in an instrument signed by all Parties.

14.2.           Assignment. It is hereby established that the Parties may only assign and transfer, in whole or in part, the rights and obligations arising from this Agreement to Brazilian Affiliated Company(ies), with the prior written consent of the other Party, and subject to the following: (i) prior to such assignment, assignee shall assume, by means of a written instrument, signed and formalized by the other Parties, the fulfillment and compliance with all obligations, covenants and agreements established in this Agreement on behalf of assignor, and (ii) no assignment will exempt assignor from its obligations, covenants and agreements established in this Agreement, provided that, in case of total or partial assignment of its contractual position, assignor will remain jointly and severally with the respective assignee(s) liable for full and timely compliance with such obligations, covenants and agreements, except for the assignment and/or succession of the contractual position resulting from spin-off, merger, combination or other form of corporate reorganization.

14.3.           Financing. In view of Buyer's intention to obtain financing to make the transactions contemplated by this Agreement feasible, Sellers undertake, subject to the competitive restrictions that may apply, to use their best efforts to cooperate with Buyer with respect to the preparatory measures of Buyer for obtaining such financing, including: (i) provide Buyer with reasonably requested information regarding the Company, the Business and the Infrastructure Items, including for the purposes of (i.a) preparing the disclosure materials required to be presented to possible sources of financing, and (i.b) evaluating Company’s Assets, with the purpose of constituting a guarantee on them (except that any Liens will be constituted only and with effect after Closing, and at Buyer's account and risk); (ii) provide Buyer with information related to “Know your Customer” procedures, and practices anti- corruption, against money laundering and terrorism; (iii) request the executives of Sellers and/or Company to participate in meetings with Buyer and possible sources of financing, at times and places to be defined by common agreement between the Parties).

14.4.           Exhibit Update. The information contained in the Exhibits to the representations and warranties set forth in Clause 6.1 reflects the situation of Company, of Company’s Assets, of the Infrastructure Items, Licenses of the Infrastructure Items, Leased Areas, Relevant Company Agreements, the Business and other information provided therein on the base dates indicated therein. The Parties agree that Sellers may update in good faith the information included in such exhibits (except for the list of Infrastructure Items contained in Exhibit B and for the Site Irregularities described therein and for the Overload Irregularities described in Exhibit B), provided that such updates may only refer to (i) acts, facts or omissions occurring after the date hereof or, exclusively with respect to representations and warranties referring to a specific date or period, after the date or period to which they refer; and (ii) the representations and warranties other than Seller’s Fundamental Representations and Warranties. If Sellers wish to make any updates to such attachments during the period from the date hereof and the Closing Date, then Sellers shall send to Buyer a notice to that effect, which must contain: (a) the Exhibit subject matter of such update; and (b) the nature of the event that gave rise to the need to update such exhibit (“Exhibit Update Communication”). If such updating of Exhibits to the representations and warranties (1) represents a Material Adverse Effect, Buyer shall have the right to terminate this Agreement, without incurring any penalty or right of indemnification on the part of Sellers, under the terms of Clause 11.1 below; or (2) does not represent a Material Adverse Effect, Buyer will have the obligation to accept such modification and/or inclusion, which will integrate the representations and warranties of Sellers for the purpose of fulfilling the condition established in Clause 4.2.1(i), provided, however, that any Losses incurred by Buyer Indemnified Parties related to such modifications and/or inclusions will be indemnified by Sellers under the terms of Clause 9.1.1.

14.4.1.      Any update to Exhibit 4.2.1(ix) by Sellers will also be subject to the provisions of Clause 10.1 and its sub-clauses above.

14.5.           Oi Sharing Agreement. Sellers, on their own behalf and on behalf of their Affiliates, hereby acknowledge and agree that, in the event of sale of business or any other form of disposal of all or a substantial part of Sellers' assets or business (including by virtue of the creation of an isolated production unit gathering the assets), the Oi Sharing Agreement shall be mandatorily assigned to the new holder of such assets, unless otherwise agreed by Buyer.

14.6.           Binding Act. This Agreement binds the Parties and their authorized successors and assigns.

14.7.           Comprehensive Consensus and Documents. This Agreement and all its Exhibits constitute the sole and entire agreement between Sellers and Buyer with respect to the purpose hereof, and will prevail over and replace any and all other documents and/or related, verbal or written agreements previously entered into by the Parties.

14.8.           Severability. If any provision of this Agreement is found to be void, voidable, invalid or inoperative, the remaining provisions will not be affected and will therefore remain in full force and effect, as if the void, voidable, invalid or inoperative provision were not contained in this Agreement. In this case, the Parties will use their best efforts to replace the respective provision with a valid one and, to the extent possible, with the same economic effect.

14.9.           Subsequent Commitment. In accordance with the terms and conditions hereof, each Party will perform and cause all other acts to be performed, will sign and formalize all other instruments, certificates and other documents that the other Party reasonably requests in order to comply with the purpose and achieve the objectives of this Agreement and the consummation of the Transaction.

14.10.    Press and Public Releases. None of the Parties may issue or cause the issuance of any press release or public communication (including a “Material Fact”) related to this Agreement without the prior knowledge and written approval of the other Party; provided, however, that no provision herein shall prohibit any of the Parties to issue or cause the issuance of any press release or public communication, to the extent such disclosure is required by Law or regulations of any applicable national stock market, in which case the

Party responsible for such disclosure shall grant the other Party reasonable time to comment in writing such communication before its issuance and/or disclosure.

14.10.1.  For the avoidance of doubt, nothing in this Clause 14.10 shall be construed as a limitation on the Parties from making information about this Agreement available to their Affiliates, investors and representatives.

14.11.       Unfavorable Interpretation. This Agreement is the result of joint analysis, discussion and negotiation by the Parties. Thus, in the event of any uncertainties or ambiguities that may arise from its wording, this Agreement will be interpreted as if drawn up jointly by the Parties, and no presumption of burden will arise favoring or disadvantaging any Party nor any provision herein will be interpreted in favor or against any of the Parties because of their effective role in drafting this Agreement.

14.12.    Confidentiality and Non-Disclosure. The Parties hereby agree to keep confidential, for a period of two (2) years, counting from the date of execution of this Agreement, all technical, legal, operating and commercial information (except for the existence of this Agreement and its content, which may be registered by the Parties with the competent Registers of Titles and Documents) (“Confidential Information”) that are directly or indirectly related to this Agreement and the Transaction covered herein, as well as all information obtained under the terms of the necessary negotiations and investigations for the execution of this Agreement, except, in the case of Buyer, when such availability is made to its Affiliates, Related Parties, creditors, investors and advisors, as well as to the banks with which Buyer eventually raises the funds necessary to pay the Preliminary Purchase Price or Final Purchase Price, in which case such Persons shall be required in advance to maintain the confidentiality of the information, and Buyer shall be liable for maintaining the confidentiality of such information. The delivery of any Confidential Information to any Third Parties by either Party must be preceded by the express approval of the other Parties, as the case may be. Sellers undertake not to disclose to any Third Party and/or Related Party any of the information to which they may have access, or which may be disclosed to them as a result of their position as shareholders of Company and the conduct of business (including manuals, know-how, procedures, etc.) of Company and any information already known by Sellers.

14.12.1.                   Confidential Information will exclude any information disclosed by the disclosing Party to the receiving Party that: (i) was already known by the receiving Party at the time of its disclosure by the disclosing Party, and has not been obtained through violation of any confidentiality clause or commitment; (ii) was in the public domain prior to their receipt by the receiving Party; (iii) became part of the public domain after receipt thereof by the receiving Party, for reasons not attributable to the receiving Party’s actions or omissions;

(iv) has been, after the disclosure, acquired in good faith, without any restriction of confidentiality, from a Third Party that is not bound by any non-disclosure agreement with the disclosing Party, provided that there has been no breach of confidentiality in the transmission chain of such information; or (v) is expressly treated as non-confidential by the disclosing Party; or (vi) has been disclosed within the scope of the Judicial Reorganization Proceedings of Sellers and Oi.

14.12.2.                   The receiving Party may disclose the Confidential Information that is required by a Governmental Authority, including antitrust authorities, strictly to the extent that it is required, provided that such Party informs, if possible, previously and immediately such fact to the disclosing Party of the need for such disclosure, so that the latter can take appropriate measures with respect thereto.

14.12.3.  Notwithstanding anything to the contrary in this Agreement, Confidential Information relating to this instrument may be disclosed (i) to Affiliates of the Parties and/or to investors, co-investors, auditors, financiers and consultants, creditors, potential buyers and managers of the Parties, (ii) if its disclosure is required by Law or regulatory rule applicable to any of the Parties or Intervening Consenting Sellers, or (ii) if its disclosure is required from the receiving Party by a Governmental Authority or any self-regulatory entity with jurisdiction over the Party or its Affiliates (including, for the avoidance of doubt, any requests for information within the scope of regulatory due diligence, inspections or verifications carried out in the ordinary course, within the scope of the Party’s activities and business), limited, in any case, to what is strictly necessary, provided the receiving Party informs the disclosing Party in advance or immediately, if possible, of the need for such disclosure, so that the disclosing Party can take the applicable measures with the applicable Governmental Authority (or self-regulatory entity) to prevent such disclosure.

14.13.       Fiduciary Assignment. The Parties agree that all receivables arising from the Oi Sharing Agreement are subject to fiduciary assignment to the banks financing the Transaction and/or Buyer.

14.14.       Liabilities. Sellers acknowledge that they are and will continue to be solely liable for their contingencies or obligations, including the payment of any taxes due by Sellers or their Affiliates, whether or not they are included in the Judicial Reorganization Plan.

14.15.    Intervening Consenting Sellers. Intervening Consenting Sellers represent that they are fully aware of all the terms and conditions of this Agreement and have no restrictions on such terms and conditions, the execution of this Agreement and/or the exercise of the rights and the fulfillment of the obligations agreed herein.

14.15.1.  Company and Oi hereby undertake, for all legal purposes and effects, to (i) sign any and all documents, agreements, instruments, and corporate books as necessary to comply with the terms and conditions of this Agreement and the implementation of the Transaction; and (ii) always act, with regard to the terms, conditions, obligations and rights provided herein, in such a way that does not prevent, limit or restrict the respective fulfillment, implementation and/or compliance, as the case may be.

14.16.    Guarantee: Oi enters into this Agreement in the capacity of guarantor, joint and several debtor and principal payer of all obligations undertaken by Sellers and by Company (in the latter case, until the Closing Date) under this Agreement, and grants a personal guarantee in the form of a suretyship in favor of Buyer.

14.16.1.                   Oi’s obligations undertaken herein will not be affected by any acts or omissions that could exempt Oi from its obligations or affect them, including, but not limited due to: (a) any extension of term or agreement between the Parties; (b) any novation or non- exercise of any right of Buyer; and (c) any limitation or disability, including arising from a request for extrajudicial reorganization, a request for judicial reorganization, intervention or bankruptcy.

14.16.2.                   Oi expressly waives, in an irrevocable and irreversible manner, the benefits of order, division, rights and exemption powers of any nature provided for in articles 333, sole paragraph, 365, 366, 368, 821, 824, 827, 834, 835, 837, 838 and 839, all of the Brazilian Civil Code, and articles 130 and 794 of the Brazilian Code of Civil Procedure.

14.16.3.                   Oi hereby expressly waives the right to subrogate to Buyer’s credit rights, if it will honor, in whole or in part, Company’s obligation under this Agreement.

14.16.4.                   This suretyship is provided by Oi on an irrevocable and irreversible basis, and it will enter into force on the date of execution of this Agreement, remaining valid in all its terms until full payment of all the obligations secured by it hereunder and in accordance with Article 818 of the Brazilian Civil Code.

14.16.5.  Oi hereby acknowledges that the suretyship is provided for a term of two hundred and forty (240) months, which may be extended for another two hundred and forty (240) months in the event of beginning of foreclosure of the guarantees and, therefore, article 835 of the Brazilian Civil Code shall not apply.

14.17.       Waiver, Termination and Discharge. No waiver, termination or discharge of this Agreement or any of its terms or provisions will bind any of the Parties, unless confirmed in writing. The tolerance of either Party with respect to the possible or continued failure by the other Party to comply with any obligation under this Agreement may not, under any circumstances, be construed as a waiver or novation to such rights and will not affect the Party’s right to exercise them in the future.

14.18.       Tolerance. A Party's delay in exercising a right provided for in this Agreement shall not be construed as a waiver of such right or novation of the terms established herein, unless expressly provided otherwise in this Agreement.

14.19.       Liability for Costs. Unless expressly provided otherwise in this Agreement, each Party will bear its own costs and expenses incurred in negotiating, preparing and concluding this Agreement (including the respective fees of financial advisers, lawyers, auditors and/or any other consultants) and will be liable for the payment of their respective Taxes, and Sellers cannot, under any circumstances, transfer the burden of said costs, expenses and Taxes to Company. If any Transaction Cost or part thereof remains unpaid as of Closing, or is triggered, invoiced and/or payable after the Closing and has not, for any reason, been reflected in the Debt for the purposes of Working Capital and Debt Adjustment, Sellers must pay such Transaction Costs directly (through their own resources) or reimburse Company for these amounts within ten (10) Business Days from the date Buyer notifies Sellers of such payment.

14.20.       Corporate Reorganization. No provision herein shall be interpreted or understood as an express or implicit limitation to the execution of the Corporate Reorganization or other transformation, combination, spin-off, merger, or share merger transactions, or any other manner of corporate reorganization or transaction involving any of Sellers, Oi and/or their respective assets, provided that such corporate reorganization or transaction does not affect, directly or indirectly, Company, the Infrastructure Items, and Company Assets.

14.21.       Specific Performance; Enforceable Instrument. Each Party acknowledges that the remedies provided by law for non-compliance or threat of non-compliance with this Agreement may be inappropriate and, in acknowledging this fact, the Parties will have the right, without the need to provide security and in addition to any other remedies that may be available, to seek relief in the form of specific performance of their mandatory injunctions and/or obligations to pay, temporary restrictive measures, temporary or permanent remedy that may be available under the terms of articles 294 to 311, 497, et. seq., of Brazilian Code of Civil Procedure. Specific performance will not, under any circumstances, be limited and/or impaired by any provision of this Agreement. Each Party further agrees that this Agreement, which is duly signed by two (2) witnesses, is an extrajudicial enforceable instrument for the purposes of Article 784, III, of the Brazilian Code of Civil Procedure.

14.22.    Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of Brazil.

IN WITNESS WHEREOF, the Parties executed this Agreement in four (4) counterparts, in the presence of two (2) witnesses.

Rio de Janeiro, [•] [•], 20[•].

(Remainder of this page intentionally left blank. Signature page to follow)

[SIGNATURES]

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT A

Existing Sharing Agreements

1.           Infrastructure Sharing Agreement No. CO-UNA-009/2008, entered into on 07/31/2008, by and between, on one side, TNL PCS S.A., and, on the other side, Nextel Telecomunicações Ltda., as amended and modified from time to time;

2.           Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/024-2015, entered into on 05/18/2005, by and between, on one side, Telemar Norte Leste S.A., and, on the other side, Nextel Telecomunicações Ltda., as amended and modified from time to time;

3.           Infrastructure Sharing Agreement No. DNO.060/INFRASTRUCTURE/2006, entered into on 11/01/2006, by and between, on one side, OI S.A. — Under Judicial Reorganization, and, on the other side, Nextel Telecomunicações Ltda., as amended and modified from time to time;

4.           Infrastructure Sharing Agreement No. DNO/117/INFRA/2003, entered into on 10/31/2003, by and between, on one side, OI S.A. — Under Judicial Reorganization and OI Móvel S.A. — Under Judicial Reorganization, and, on the other side, AMERICEL S.A. and BCP S.A., as amended and modified from time to time;

5.           Infrastructure Sharing Agreement entered into on 01/31/2008, by and between, on one side, BCP S.A., and, on the other side, Amazônia Celular S.A., as amended and modified from time to time;

6.           Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/0001-2005, entered into on 05/20/2005, by and between, on one side, Telemar Norte Leste S.A., and, on the other side, ATL Telecom S.A., AMERICEL S.A., TELET S.A., STEMAR Telecomunicações Ltda., TESS S.A., and BSE S.A., as amended and modified from time to time;

7.           Letter of Intent of Mutual Infrastructure Assignment Agreement, entered into on 09/08/2003, by and between, on one side, TNL PCS S.A., and, on the other side, ATL — Algar Telecom S.A., STEMAR Telecomunicações Ltda., and BSE S.A., as amended and modified from time to time;

8.           Mutual Infrastructure Assignment Agreement No. DNO.129 — INFRA/2004, entered into on 09/30/2004, by and between, on one side, OI S.A. — Under Judicial Reorganization, and OI Móvel S.A. — Under Judicial Reorganization, and, on the other side, Vivo S.A., as amended and modified from time to time;

9.           Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/025-2006, entered into on 05/02/2006, by and between, on one side, Telemar Norte Leste S/A, and TNL PCS S.A., and, on the other side, Vivo S.A., as amended and modified from time to time;

10.        Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE — 0004-2004, entered into on 07/01/2004, by and between, on one side, Telemar Norte Leste S.A., and TNL PCS S.A., and, on the other side, Vivo S.A., as amended and modified from time to time;

11.        Infrastructure Sharing Agreement entered into on 01/31/2007, by and between, on one side, Amazônia Celular S.A., and, on the other side, Vivo S/A., as amended and modified from time to time;

12.        Infrastructure Sharing Agreement entered into on 06/16/2004, by and between, on one side, Telemar Norte Leste S.A, and, on the other side, Telefônica Empresas S.A., as amended and modified from time to time;

13.        Mutual Infrastructure Assignment Agreement entered into on 12/01/2001, by and between, on one side, TNL PCS S.A., Telemar Norte Leste S.A., and Tele Norte Leste

Participações S.A., and, on the other side, Telemig Celular S.A., Amazônia Celular S.A. — Amazonas, Amazônia Celular S.A. — Pará, Amazônia Celular S.A. — Amapá, Amazônia Celular S.A. — Maranhão, Amazônia Celular S.A. — Roraima, as amended and modified from time to time;

14.        Infrastructure Sharing Agreement No. CT/OI/RO — 181-2009, entered into on 11/25/2009, by and between, on one side, Tim Celular S.A., and TIM Nordeste S.A., and, on the other side TNL PCS S.A., and OI Móvel S.A. — Under Judicial Reorganization, as amended and modified from time to time;

15.        Infrastructure Sharing Agreement No. CT/OI/RO — 185-009, entered into on 11/25/2009, by and between, on one side, Tim Celular S.A., and, on the other side, OI S.A.

— Under Judicial Reorganization, as amended and modified from time to time;

16.        Infrastructure Sharing Agreement No. CT/OI/RO — 183-2009, entered into on 11/25/2009, by and between, on one side, Tim Celular S.A., and TIM Nordeste S.A., and, on the other side, Telemar Norte Leste S.A., as amended and modified from time to time;

17.        Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/016-2004, entered into on 03/28/2005, by and between, on one side, Empresa Brasileira de Telecomunicações

S.A. — EMBRATEL, Vésper S.A., and Vésper São Paulo S.A., and, on the other side, Telemar Norte Leste S.A., and TNL PCS S.A., as amended and modified from time to time;

18.        Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE-0010-2006, entered into on 04/13/2006, by and between, on one side, Primesys Soluções Empresariais S.A., and, on the other side, Telemar Norte Leste S.A., and TNL PCS S.A., as amended and modified from time to time;

19.        Mutual Infrastructure Assignment or Sharing Agreement No. DNO/138/INFRASTRUCTURE/2004, entered into on 06/01/2004, by and between, on one side, Empresa Brasileira de Telecomunicações - EMBRATEL, Vésper S.A., and Vésper São Paulo S.A., and, on the other side, OI S.A. - Under Judicial Reorganization, and OI Móvel

S.A. - Under Judicial Reorganization, as amended and modified from time to time;

20.        Infrastructure Sharing Agreement No. CO/OI/RO-024-2010 and CONT/CNO/0003/2010, entered into on 03/03/2010, by and between, on one side, OI S.A. - Under Judicial Reorganization, and, on the other side, CTBC Multimídia Data NET S.A., as amended and modified from time to time;

21.        Colocation Agreement (Infrastructure Sharing) No. CO/TELEMAR/UNA-IE/0005- 2004, entered into on 11/01/2004, by and between, on one side, Telemar Norte Leste S.A., and, on the other side, Companhia de Telecomunicações do Brasil Central, as amended and modified from time to time;

22.        Colocation Agreement (Infrastructure Sharing Agreement) No. CO/TELEMAR/UNA- IE/0009-2004, entered into on 11/01/2004, by and between, on one side, Pegasus Telecom

S.A., and, on the other side, CTBC Celular Participações S.A., as amended and modified from time to time; and

23.        Infrastructure Sharing Agreement No. CO/OI/DA - 219-2015, entered into on 10/26/2015, by and between, on one side, OI Móvel S.A. - Under Judicial Reorganization, and, on the other side, Algar Multimídia S.A., Algar Telecom S.A., and Algar Celular S.A., as amended and modified from time to time.

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT B

Infrastructure Items

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

#	Keycode	Tower Name	Site ID	Geolocation		Address			Structure			Capacity				Cleaning/Janitoring	Closing/Urbanization	General Structure Status	Adaptations		Licensing	
				Latitude (decimal)	Longitude (decimal)	Fed. Unit	City	Address	Site Type - Outdoor	Structure Type	Height (m)	WEA Installed (m^2)	WEA Contracted (m^2)	Structure Capacity (m^2)	Vertical Structure Maker				Adaptations - Site	Adaptations - Structure	Status of Site Licenses (General)	Status of the Site's Environmental Licenses
1	530684	CD05 [CM30008322]	RJTQR0354	-22.93127778	-43.37391667	RJ	Rio De Janeiro	Estrada do Guerenguê, 96	Greenfield	POST	30	12.64	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	POST OVERLOADED BY ANTENNAS	FILED	NOT INFORMED
2	531174	FAO4 [CM30010157]	SPWFO3737	-23.46780556	-46.70027778	SP	Sao Paulo	ESTRADA DO SABÃO, Nº 456 - FREGUESIA DO Ó	Greenfield	SELF-SUPPORT.	40	3.54	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	NOT INFORMED	NOT INFORMED
3	531686	CTO1 [CM30009527]	SPCAO4938	-23.87822	-46.41487	SP	Cubatao	RUA JOSE GONÇALVES TORRES S.N - CUBATÃO/SP	Greenfield	SELF-SUPPORT.	50	2.19	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	REPLACE REST PLATFORM AND LIGHTNING ROD	LICENSABLE	NOT
4	531712	PR09 [CM30009900]	RJLJR2002	-22.936339	-43.184782	RJ	Rio De Janeiro	Rua Álvaro Chaves, 41 – Laranjeiras	Rooftop	MAST	5	2.603	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	MAST LADDER DAMAGED + NEEDS JANITORIAL SERVICES	RISK OF STRUCTURE COLLAPSE DUE TO MAST FASTENING PILLAR BREAKING OFF	NOT INFORMED	NOT INFORMED
5	532119	CVE1 [CM30009367]	SPWCV3688	-23.5025	-46.66111111	SP	Sao Paulo	RUA PROFª VILMA VIEIRA, 21 - CASA VERDE	Greenfield	SELF-SUPPORT.	40	2.7	NOT INFORMED	N/D	EVEREST	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
6	532142	PPL1 [CM30010063]	SPWMM3911	-23.602	-46.661	SP	Sao Paulo	Av. Moema, 81 - Planalto Paulista, São Paulo - SP	Rooftop	MAST	(2,2+2,2+2,2)	2.451	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	EQUIPMENT CABINET OXIDATED + NEEDS JANITORIAL SERVICES	REINFORCEMENT OF THE ANCHORS OF CONCRETE BASES	LICENSED	YES
7	532672	JNS1 [CM30010031]	SPWPC3942	-23.5711	-46.47742	SP	Sao Paulo	RUA MANOEL DA MATA SA 170	Greenfield	SELF-SUPPORT.	60	2.702	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
8	532686	FAO2 [CM30009788]	SPWFO3735	-23.48425	-46.70388889	SP	Sao Paulo	RUA ISANGA, Nº 521 - FREGUESIA DO Ó	Greenfield	SELF-SUPPORT.	40	3.67	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	NOT INFORMED	NOT INFORMED
9	532739	CAR1 [CM30010265]	SPWCM3694	-23.67365556	-46.66201667	SP	Sao Paulo	Rua Pedro Rodrigues Beja, 111 – Vila Marari	Greenfield	SELF-SUPPORT.	60.5	2.74	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
10	532850	CBO1 [CM30010787]	SPWVF4163	-23.56755556	-46.5475	SP	Sao Paulo	RUA ANTONIO REIS N 118 – CHÁCARA BELENZINHO	Greenfield	SELF-SUPPORT.	40	4.914	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	SOME STRUCTURE PROFILES LACKING. REPLACE THE REST PLATFORM. CON-NECT THE LIGHTNING ROD TO THE BASES. INSTALL NEW WAR-NING LIGHTING.	NOT INFORMED	NOT INFORMED
11	532893	PTA3 [CM30010037]	SPWPT3996	-23.48416667	-46.71277778	SP	Sao Paulo	Rua Dr João Toniolo 535 – Jardim São José	Greenfield	SELF-SUPPORT.	40	3.647	NOT INFORMED	N/D	SECCIONAL	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
12	533034	ACS1 [CM30010114]	SPWCM3695	-23.6803	-46.6496	SP	Sao Paulo	RUA FERRUCIO SANDOLI 232 – SÃO PAULO	Greenfield	SELF-SUPPORT.	40	3.64	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	NOT INFORMED	NOT INFORMED
13	533379	OI72 [CM30010609]	SPWST3117	-23.623728	-46.698739	SP	Sao Paulo	Av. Roque Petroni Júnior, 1089 - Chácara Santo Antônio (Zona Sul), São Paulo - SP	Rooftop	MAST	10	2.068	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	STRUCTURE OVERLOADED. REINFORCE ANCHORS TO ALL CONCRETE BASES. LIFELINES OF THE MASTS OXIDATED.	LICENSABLE	NOT
14	533392	IPI2 [CM30010923]	SPWEM2184	-23.48441667	-46.47972222	SP	Sao Paulo	RUA FIORAVANTE LOPES GARCIA 850	Greenfield	SELF-SUPPORT.	40	20.01	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	ADVANCED STATE OF OXIDATION	FILED	NOT INFORMED
15	533543	OMD1 [CM30010855]	SPWVD3048	-23.4941	-46.5874	SP	Sao Paulo	Rua Oscar de Medeiros, 164, Vila Medeiros	Greenfield	SELF-SUPPORT.	40	3.02	NOT INFORMED	12	SECCIONAL	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
16	533567	GJU2 [CM30010517]	SPWGR3743	-23.7554	-46.701	SP	Sao Paulo	Rua DR. Antônio Simões de Carvalho,105 - Jd. São Bernardo -São Paulo - SP	Greenfield	SELF-SUPPORT.	40	9.58	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
17	576635	5735 [CM40020809]	RNJAP5735	-6.471125592	-35.94374849	RN	Japi	Rua Bela Vista, s/n - Japi	Greenfield	SELF-SUPPORT.	30	9.01	NOT INFORMED	15	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
18	579525	3G04 [SRCEFLA0232]	S2CEFLA0232	-3.731815	-38.49388	CE	Fortaleza	Rua Vicente Leite, 630 - Meireles.	Rooftop	MAST	(3+3+1,5)	10.1586	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED	NOT	LICENSABLE	NOT INFORMED
19	579606	EFSR [CM40023583]	S2CEFLA0114	-3.739483	-38.48196	CE	Fortaleza	Edifício San Lucas - Rua Prof. Silo Ribeiro, 420 Papicu	Rooftop	MAST	2.2	2.20608	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	MAST LADDER + LIGHTNING ROD DAMAGED	OXIDATED MASTS	FILED	NOT INFORMED
20	579717	TNLD [SRCEFLA0198]	S2CEFLA0198	-3.7321493	-38.5181584	CE	Fortaleza	RUA PINTO MADEIRA,757	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	MAST LADDER DAMAGED	NOT	FILED	NOT INFORMED
21	579784	PCSG [SRCEFLA0202]	S2CEFLA0202	-3.742146	-38.511967	CE	Fortaleza	AVENIDA ANTONIO SALES, 1317,	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK	NOT	FILED	NOT INFORMED
22	581502	TPS [CM40025946]	CEMUL0416	-4.31039	-39.0023	CE	Mulungu	Rodovia CE-065 (trecho Mulungú-Aratuba), s/n - Morro da CETEL	Greenfield	SELF-SUPPORT.	40	14.71	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
23	646902	PCO [CM50044742]	MGSHX4708	-19.33668	-43.61795	MG	Santana Do Riacho	Rua do Engenho, s/nº	Greenfield	SELF-SUPPORT.	36	16.67	NOT INFORMED	25.47	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
24	647729	MGUG [CM50047712]	MGURA4872	-19.88454	-47.82707	MG	Uberaba	Rod. BR-050, Km 195	Greenfield	SELF-SUPPORT.	70	6.73	NOT INFORMED	25	Belmerix	NOK	OK	NOK	PLATFORM/SKID OXIDATED	NOT	LICENSABLE	NOT INFORMED
25	647841	PSOC [CM50046924]	MGASL5930	-18.11226	-44.25524	MG	Augusto De Lima	R. Geraldo Lopes Alvim, 314	Greenfield	SELF-SUPPORT.	40	3.76	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
26	648707	516P [CM50054735]	PRPGO0516	-25.1275278	-50.1540556	PR	Ponta Grossa	RUA THAUMATURGO DE AZEVEDO - 82.	Rooftop	MAST	6	2.47	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	NOT INFORMED	NOT INFORMED
27	648791	254B [CM50055084]	PRPLM0254	-26.477326	-52.00303	PR	Palmas	RUA SEBASTIÃO CORREA MOURA, S/N	Greenfield	SELF-SUPPORT.	40	11.98	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
28	649623	667P [CM50054690]	PRCTA0667	-25.4219167	-49.2595	PR	Curitiba	RUA UBALDINO DO AMARAL, 37, ESTÁDIO COUTO PEREIRA	Rooftop	MAST	(4,2+4,2+4,2)	(0.73+ 0.73+ 0.73)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED. PROBLEMS WITH CABLE ARRANGEMENT.	NOT	FILED	NOT INFORMED
29	652212	546P [CM50059964]	PRCTA0546	-25.3980556	-49.2444167	PR	Curitiba	AVENIDA PARANÁ 1758	Rooftop	MAST	(3+3+3)	(0.68+ 0.68+ 0.68)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	FILED	NOT INFORMED
30	652264	1143 [CM50051893]	BAIAP1143	-12.885525	-38.680917	BA	Itaparica	AV JUTAHY MAGALHAES, 600	Greenfield	SELF-SUPPORT.	35	4.88	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
31	654565	O148 [CM50050511]	S2BABRR0019	-12.970916	-38.489489	BA	Salvador	RUA BERNARDO SPECTOR, 94	Greenfield	SELF-SUPPORT.	30	2.9	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	TOWER BASE SHOWS PROBLEMS	LICENSABLE	NOT INFORMED
32	655624	PRNA [CM50045320]	MGBCA5006	-21.23776	-43.79795	MG	Barbacena	Morro monte Mário - s/nº	Greenfield	SELF-SUPPORT.	61.5	142.57	NOT INFORMED	N/D	NETWORKER	OK	OK	OK	WARNING LIGHTING + LIGHTNING ROD DAMAGED	NOT	LICENSABLE	NOT
33	656072	661P [CM50058704]	PRCTA0661	-25.4263056	-49.2756389	PR	Curitiba	RUA TREZE DE MAIO, 981	Rooftop	MAST	6	2.19	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	FILED	NOT INFORMED
34	657145	556P [CM50058602]	PRMGA0556	-23.39575	-51.91925	PR	Maringa	AV. DONA SOPHIA RASGULAEFF,466	Rooftop	MAST	6	(1.07_ 1.07+ 1.07)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	FILED	NOT
35	658575	O067 [CM50052666]	BAILH0606	-14.763417	-39.063639	BA	Ilheus	AVENIDA PROCLAMACAO, S/N	Greenfield	SELF-SUPPORT.	40	8.52	NOT INFORMED	8.52	BELMERIX LTDA	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES. NO GROUND CABLES AT TOWER BASE. SUBSTITUTE WARNING LIGHTING.	NOT	LICENSABLE	NOT INFORMED
36	658664	678P [CM50053362]	PRCTA0678	-25.4378611	-49.2820278	PR	Curitiba	RUA COMENDADOR ARAUJO, 730, HOTEL IBIS	Rooftop	MAST	(4+4)	2.55	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	FILED	NOT INFORMED
37	658896	252B [CM50053374]	PRORG0252	-24.2113889	-50.9252778	PR	Ortigueira	RUA SÃO PAULO, 99	Greenfield	SELF-SUPPORT.	46	13.87	NOT INFORMED	13.87	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
38	659280	685P [CM50053208]	PRCPM0685	-24.037	-52.369	PR	Campo Mourao	Rua Laurindo Borges, 1398 – Centro, Campo Mourão - PR	Rooftop	MAST	(4+4)	(0,810 + 0,426)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	STRUCTURE OVERLOADED	FILED	NOT INFORMED
39	660130	O008 [CM50052569]	S2BABRR0061	-12.9883889	-38.4810556	BA	Salvador	AVENIDA DOM JOAO VI, 466	Greenfield	SELF-SUPPORT.	23	8.61	NOT INFORMED	8.61	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
40	660433	722P [CM50053632]	PRFOZ0722	-25.53894	-54.57558	PR	Foz Do Iguacu	Rua Rui Barbosa, 786	Rooftop	MAST	(4+4)	(0,73+ 1,47)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	QDCA OXIDATED. SUBSTITUTE THE REST PLATFORMS OF MASTS 1 AND 2	NOT	LICENSED	YES
41	660434	706P [CM50053633]	PRFOZ0706	-25.53797	-54.58844	PR	Foz Do Iguacu	Rua Rui Barbosa, 475	Rooftop	MAST	(5+5)	(0.77 + 1.52)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	LICENSED	YES
42	660515	651P [CM50053306]	PRCTA0651	-25.3838889	-49.2320278	PR	Curitiba	AVENIDA PARANA 3825	Rooftop	MAST	(6+4+4+4+4)	(1.96+0,74+0,74+0,74+0,74)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	LICENSED	YES
43	661251	O016 [CM50049436]	BABES1110	-12.14975	-44.99713889	BA	Barreiras	RUA ABILIO FARIAS, 455	Greenfield	SELF-SUPPORT.	30	3.48	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
44	662356	424P [CM50060426]	PRLDA0424	-23.30991	-51.1653	PR	Londrina	Av. Higienópolis, 70 - Jardim Higienopolis	Rooftop	MAST	(6+6+6)	2,43 (0,810 + 0,810 + 0,810)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	STRUCTURE OVERLOADED	FILED	NOT
45	662571	573B [CM50059863]	RSFXO0573	-29.57009	-53.43772	RS	Faxinal Do Soturno	RUA JULIO DE CASTILHOS, S/N	Greenfield	SELF-SUPPORT.	36	18.93	NOT INFORMED	18.93	BRAMETAL	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES + REPAIR CLOSING	NOT	LICENSABLE	NOT
46	662983	690P [CM50059737]	PRCTA0690	-25.4344194	-49.2610611	PR	Curitiba	Rua Mariano Torres, 916	Rooftop	MAST	(4+4)	(0,8 + 1,47)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. REST PLATFORM OF MAST 1 OXIDATED.	NOT	FILED	NOT INFORMED
47	878570	O202	S2BAASG0093	-12.980628	-38.511059	BA	Salvador	RUA DA MOURARIA, 6	Rooftop	MAST	3.5	3.21	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT INFORMED
48	879478	O138	S2BAPOK0008	-12.999556	-38.510111	BA	Salvador	RUA PROFESSOR ARISTIDES NOVIS, 12, FEDERAÇÃO	Rooftop	MAST	(7+7+7)	3.34	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK. SUBSTITUTE LADDER.	NOT	LICENSABLE	NOT INFORMED
49	4624370	788P	PRSLF0788	-26.1766944	-53.3613611	PR	Salgado Filho	Rua Ruy Barbosa, s/nº	Greenfield	SELF-SUPPORT.	50	3.19	NOT INFORMED	6	C.A.W	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
50	7140610	OFX [ALPYH2286_TORRE]	ALPYH2286	-9.622775	-37.767747	AL	Piranhas	AVENIDA SERGIPE, S/N	Greenfield	SELF-SUPPORT.	60	2.4	NOT INFORMED	2.4	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT INFORMED
51	7140676	3059 [PEBVG3059_TORRE]	PEBVG3059	-8.119081	-34.896969	PE	Recife	Boa Viagem Rua Padre Carapuceiro 240.Edf Waleska	Rooftop	MAST	(5+5+5)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
52	7140711	OES [PEESP3020_TORRE]	PEESP3020	-8.034944444	-43.892025	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	MAST	(4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT INFORMED
53	7140780	3244 [PERCE3244_TORRE]	PERCE3244	-8.065225	-34.873444	PE	Recife	RUA CAIS DA ALFÂNDEGA, S/N – SHOPPING ALFÂNDEGA	Rooftop	MAST	3	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT INFORMED
54	7141039	FNA4 [SPFAC4955_TORRE]	SPFAC4955	-20.53422	-47.40859	SP	Franca	Rua Voluntário Mario Mazine, 2043 – Higienópolis	Rooftop	MAST	(3,02+3,02+3,02)	(0,98 + 0,48 + 0,48)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK	NOT	LICENSABLE	NOT
55	7141041	PRA1 [SPFAC4958_TORRE]	SPFAC4958	-20.529	-47.392	SP	Franca	Av. Presidente Vargas 666 – Cidade Nova, Franca - SP	Rooftop	MAST	(5+5+5)	2,024 (1,504+0,260+0,260)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSABLE	NOT
56	7141226	VMS1 [SPWCS3728_TORRE]	SPWCS3728	-23.636	-46.614	SP	Sao Paulo	Rua Girolamo Dai Libri, 433 - Vila Moraes	Rooftop	MAST	10	2.569	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
57	7141263	OI01 [SPWAA3576_TORRE]	SPWAA3576	-23.534	-46.484	SP	Sao Paulo	Rua da Padroeira, 83 - Jardim Nordeste, São Paulo - SP	Rooftop	MAST	6	3.975	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
58	7141286	VSJ1 [SPOCO4536_TORRE]	SPOCO4536	-23.549855	-46.760417	SP	Osasco	Rua Rosa D'ângelo Pisapia, 156 – Vila Yara	Rooftop	MAST	6	2.849	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED + CEILING INFILTRATION	STRUCTURE OVERLOADED	LICENSABLE	NOT
59	7141345	JOB1 [SPSBO4598_TORRE]	SPSBO4598	-23.701033	-46.555151	SP	Sao Bernardo Do Campo	Rua Ruy Barbosa, 260	Rooftop	MAST	(5+5+5)	(1,04 + 1,58 + 0,83)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	FILED	NOT
60	7141350	BLM3 [SPWBE3603_TORRE]	SPWBE3603	-23.54937	-46.58456	SP	Sao Paulo	RUA JOAO BATISTA DE LACERDA, 261	Rooftop	MAST	(4+4+1)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT
61	7141375	CTO1 [SPSBO4607_TORRE]	SPSBO4607	-23.71126	-46.54868	SP	Sao Bernardo Do Campo	Rua Municipal, 193	Rooftop	MAST	(4+4+4)	(1,04 + 1,47 + 0,83)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
62	7141378	PDS1 [SPWBF3583_TORRE]	SPWBF3583	-23.531	-46.666	SP	Sao Paulo	Av. Francisco Matarazzo, 229 - Água Branca, São Paulo - SP	Rooftop	MAST	(5+5+5)	2.17	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSED	YES
63	7141379	PIT1 [SPWBF3585_TORRE]	SPWBF3585	-23.517	-46.677	SP	Sao Paulo	Rua Josef Kryss, 319 - Parque Industrial Tomas Edson	Rooftop	MAST	(6+6+6+3)	7,873 (0,655+0,909+4,524+1,786)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSED	YES
64	7141462	SBO1 [SPSBO4630_TORRE]	SPSBO4630	-23.726927	-46.544711	SP	Sao Bernardo Do Campo	Rua Nelza Ascêncio, 128 – Ferrazópolis – São Bernado do Campo	Rooftop	MAST	(4+10)	(0,565 + 4,239)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CEILING INFILTRATION	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
65	7141466	SAO1 [SPSCN4637_TORRE]	SPSCN4637	-23.619705	-46.574405	SP	Sao Caetano Do Sul	Rua Archinto Ferrari, 118 – Santo Antônio – São Caetano do Sul	Rooftop	MAST	(4+4+3)	0.862	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
66	7141473	BVA3 [SPWBV3589_TORRE]	SPWBV3589	-23.56609	-46.65031	SP	Sao Paulo	AVENIDA PAULISTA, 810	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
67	7141532	VPA1 [SPWCB3641_TORRE]	SPWCB3641	-23.63666	-46.66083	SP	Sao Paulo	Rua Ribeirolas, 274 – Vila Paulista	Rooftop	MAST	(4+4+4)	3.683	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED	STRUCTURE OVERLOADED	FILED	NOT
68	7141620	LVM1 [SPMMM5169_TORRE]	SPMMM5169	-22.439791	-46.967025	SP	Mogi Mirim	Rua Coronel Venâncio Ferreira Alves Adorno, 89 – Saúde	Rooftop	MAST	(6+6+6+2)	7.158	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSABLE	NOT
69	7141726	JAA1 [SPRPO5341_TORRE]	SPRPO5341	-21.18731	-47.80719	SP	Ribeirao Preto	Rua Bernardino de Campos, 1236	Rooftop	MAST	(3+5+5)	(0,47 + 3,06 + 1,91)	NOT INFORMED	N/D	Tel Telecomunicações	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
70	7141794	VLA1 [SPSTB5363_TORRE]	SPSTB5363	-22.75586	-47.41877	SP	Santa Barbara Doeste	RUA TREZE DE MAIO, 749 - CENTRO	Rooftop	MAST	(4+4+4)	4,853 (0,939+0,826+1,392)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	FILED	NOT INFORMED
71	7141806	CTO2 [SPSJC5460_TORRE]	SPSJC5460	-23.19207	-45.89044	SP	Sao Jose Dos Campos	Rua Euclides Miragaia, 26 – Centro	Rooftop	MAST	1.5	1.49	NOT INFORMED	N/D	PORTO SEGURO	NOK	OK	OK	LIGHTNING ROD DAMAGED - REPAIR SUPPORT	NOT	LICENSED	YES
72	7141834	PGE1 [SPPGE5272_TORRE]	SPPGE5272	-24.013	-46.415	SP	Praia Grande	AV. PRESIDENTE COSTA E SILVA, 13 – PRAIA GRANDE - SP	Rooftop	MAST	(6+6+6)	(2,375 + 1,024 + 1,731)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	FILED	NOT INFORMED
73	7141838	VSH1 [SPSJC5472_TORRE]	SPSJC5472	-23.179228	-46.889161	SP	Sao Jose Dos Campos	Avenida São José, 626 – Jardim Bela Vista	Rooftop	MAST	(4+4+4+4)	6.965	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED + CEILING IMPERMEABILIZATION	STRUCTURE OVERLOADED. REPLACEMENT OF THE EXPANSIVE ANCHORS BY CHEMICAL ANCHORS.	LICENSED	YES
74	7141843	mar-2001 [SPSTS5379_TORRE]	SPSTS5379	-23.959	-46.346	SP	Santos	Rua Saturnino de Brito, 256 – Marapé – Santos	Rooftop	MAST	(3+3+6)	3.579	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSABLE	NOT
75	7141905	VMS3 [SPSTS5396_TORRE]	SPSTS5396	-23.949	-46.33	SP	Santos	Av. Ana Costa, 121 - Vila Matias	Rooftop	MAST	(3+3+3+3)	3.272	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED	REINFORCE ANCHORS TO ALL CONCRETE BASES. LIFELINES OF THE MASTS AND ANCHORS OXIDATED.	FILED	NOT INFORMED
76	7141911	OI01 [SPSTS5403_TORRE]	SPSTS5403	-23.976	-46.311	SP	Santos	Rua Vergueiro Steidel, 304 - Aparecida	Rooftop	MAST	(3+3+3)	3.249	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	FILED	NOT
77	7141970	SME2 [SPSUM5601_TORRE]	SPSUM5601	-22.84806	-47.18647	SP	Sumare	Rua João Antônio Soares, 18 – Jd. Bom Retiro – Sumaré	Rooftop	MAST	8	3.78	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
78	7142017	O006 [BAIGW0058_TORRE]	S2BAIGW0058	-12.9948889	-38.4708889	BA	Salvador	RUA RUBENS GUELLI, 134	Rooftop	MAST	10	(1,31+0,80+0,80)	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	FILED	NOT INFORMED
79	7142098	O236 [BASCT0132_TORRE]	S2BASCT0132	-12.93932	-38.34137	BA	Salvador	Alameda Praia de Guarapari, 349-A, Stella Maris	Greenfield	SELF-SUPPORT.	30	6.35	NOT INFORMED	N/D	SECCIONAL	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
80	7142202	OMC [BAGGG1233_TORRE]	S2BAGGG1233	-14.32689	-39.46868	BA	Gongogi	Rua da Igreja, S/N – Centro	Greenfield	SELF-SUPPORT.	40	2.78	NOT INFORMED	24	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
81	7142381	O358 [BAROL0440_TORRE]	BAROL0440	-11.4861111	-37.9313889	BA	Rio Real	RUA CORONEL BENVENUTO, S/N	Greenfield	SELF-SUPPORT.	70	14.16	NOT INFORMED	14.16	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT INFORMED
82	7142397	PH10 [SPWPN3988_TORRE]	SPWPN3988	-23.580278	-46.679722	SP	Sao Paulo	Avenida Nove de Julho, 5624 – Jardim Paulista – São Paulo	Rooftop	MAST	10	2.694	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED + SKID OXIDATED	STRUCTURE OVERLOADED	LICENSABLE	NOT
83	7142403	VGC1 [SPWTA4138_TORRE]	SPWTA4138	-23.54583	-46.56694	SP	Sao Paulo	Rua Cantagalo, 738 – Vila Gomes Cardim - SP	Rooftop	MAST	(3+3+3)	2.909	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED +	STRUCTURE OVERLOADED	LICENSED	YES
84	7142448	PDS5 [SPWPZ3963_TORRE]	SPWPZ3963	-23.532691	-46.67489	SP	Sao Paulo	Rua Dr. Homem de Melo, 1186 – Perdizes	Rooftop	MAST	(3+3+3+4+4)	3.961	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSED	YES
85	7142449	PDS6 [SPWPZ3964_TORRE]	SPWPZ3964	-23.53722	-46.66833	SP	Sao Paulo	Rua Dr. Homem de Melo, 352 – Perdizes – São Paulo	Rooftop	MAST	(4+4+4)	2.493	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	LICENSABLE	NOT
86	7142464	VPJ1 [SPWJQ3800_TORRE]	SPWJQ3800	-23.6389	-46.6462	SP	Sao Paulo	Rua das Oiticicas, 149 – Pq. Jabaquara - São Paulo - SP	Rooftop	MAST	(8+8)	2.409	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	NOT INFORMED	NOT INFORMED
87	7142465	JQA1 [SPWJQ3801_TORRE]	SPWJQ3801	-23.652948	-46.652913	SP	Sao Paulo	Rua Mianos, 104 – Vila Santa Catarina - SP	Rooftop	MAST	(3+3+3)	2.549	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	WITHOUT ID PLATE AND WARNING LIGHTING NEEDS GENERAL JANITORING	REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. MASTS WITHOUT LIFELINES.	LICENSABLE	NOT
88	7142466	VGI1 [SPWJQ3802_TORRE]	SPWJQ3802	-23.636	-46.638	SP	Sao Paulo	Av. Leonardo da Vinci, 372 - Vila Guarani	Rooftop	MAST	(4+4+4)	4.847	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. REPLACE LIFELINES OF THE MASTS.	LICENSED	YES
89	7142473	SEA2 [SPWRE4007_TORRE]	SPWRE4007	-23.536667	-46.645579	SP	Sao Paulo	Alameda Barão de Limeira, 478 – Campos Elíseos, São Paulo - SP	Rooftop	MAST	(6+6+6+3)	4.483	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED + CEILING INFILTRATION	STRUCTURE OVERLOADED	LICENSED	YES
90	7142476	RBA3 [SPWRE4010_TORRE]	SPWRE4010	-23.54105	-46.636398	SP	Sao Paulo	Avenida Cásper Libero, 58 – Centro Hitórico de São Paulo	Rooftop	MAST	(4+4+4)	2.054	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	GENERAL JANITORING. EQUIPMENT CABINET OXIDATED.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. REPLACE LIFELINES OF THE MASTS.	NOT INFORMED	NOT INFORMED
91	7142477	RBA4 [SPWRE4011_TORRE]	SPWRE4011	-23.55264	-46.645056	SP	Sao Paulo	Rua Conselheiro Ramalho, 104 – Bela Vista	Rooftop	MAST	(4+4+4+4)	2.637	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. REPLACE LIFELINES OF THE MASTS.	FILED	NOT
92	7142514	VJI2 [SPWVJ4178_TORRE]	SPWVJ4178	-23.502	-46.45	SP	Sao Paulo	Rua Édipo Feliciano, 100 - Vila Jacuí, São Paulo – SP	Rooftop	MAST	(3+3+3+3)	27.396	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	GENERAL JANITORING. EQUIPMENT CABINET OXIDATED + METAL SKID OXIDATED + LIGHTNING ROD DAMAGED.	REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. REPLACE LIFELINES OF THE MASTS.	LICENSABLE	NOT
93	7142554	LDE2 [SPWLB3880_TORRE]	SPWLB3880	-23.55867	-46.63043	SP	Sao Paulo	Rua do Glicério, 731 – Liberdade – São Paulo	Rooftop	MAST	(4+4+4)	2.52	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED	STRUCTURE OVERLOADED	FILED	YES
94	7142555	LDE3 [SPWLB3881_TORRE]	SPWLB3881	-23.56344	-46.639215	SP	Sao Paulo	Rua Vergueiro, 168 – Liberdade – São Paulo	Rooftop	MAST	(4+4+4)	2.006	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CEILING INFILTRATION. METAL SKID OXIDATED.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. REPLACE LIFELINES OF THE MASTS. BASE OF THE TOWERS 1 AND 3 DETERIORATED.	LICENSED	YES
95	7142556	LDE4 [SPWLB3882_TORRE]	SPWLB3882	-23.57694	-46.64028	SP	Sao Paulo	Rua Vergueiro, 1661 – Vila Mariana	Rooftop	MAST	(3+3+3)	3,08 (1,29 + 0,65 +1,14)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED. FISSURES AND CRACKS IN THE CEILING OF THE WATER TANKS.	NOT	LICENSED	YES
96	7142570	VLM1 [SPWVM4207_TORRE]	SPWVM4207	-23.58472	-46.61861	SP	Sao Paulo	Rua Miriam, 310 – Jardim da Gloria	Rooftop	MAST	(4+4+4)	2,786 (0,778+1,230+0,778)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CONVEYOR LID OXIDATED. GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	LICENSED	YES
97	7142574	VM23 [SPWVM4212_TORRE]	SPWVM4212	-23.5788	-46.6433	SP	Sao Paulo	Rua Eça de Queiroz, 258 – Vila Mariana - SP	Rooftop	MAST	(3+3+3)	2.896	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	LICENSED	YES
98	7142585	VIA3 [SPWLP3868_TORRE]	SPWLP3868	-23.53	-46.70444	SP	Sao Paulo	Rua Tonelero, 239 – Vila Ipojuca – São Paulo - SP	Rooftop	MAST	(3+3+3+6+6+6)	2.55	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	LICENSED	YES
99	7142587	LAP3 [SPWLP3870_TORRE]	SPWLP3870	-23.53	-46.696	SP	Sao Paulo	Rua Marcelina, 394 – Vila Romana - SP	Rooftop	MAST	(6+6+6)	2.213	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CEILING INFILTRATION. GENERAL JANITORING.	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. GUY FASTENING SCREWS LOOSE. REPLACE CROSBY CLAMPS AND LIFELINE TURNBUCKLES.	LICENSABLE	NOT
100	7142593	SCA4 [SPWSC4040_TORRE]	SPWSC4040	-23.534	-46.655	SP	Sao Paulo	Rua Albuquerque Lins, 374 - Santa Cecília, São Paulo - SP	Rooftop	MAST	(4+4+4+4)	4,503 (0,529+1,131+1,712+1,131)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. CONVEYOR LID OXIDATED. GENERAL JANITORING.	REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES. LIFELINES OF THE MASTS OXIDATED.	LICENSED	YES
101	7142598	PSD2 [SPWSD4078_TORRE]	SPWSD4078	-23.50528	-46.73694	SP	Sao Paulo	Av. General Charles de Gaulle, 208 – Pq. São Domingos	Rooftop	MAST	4	3,099 (1,94+0,936+1,069)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED. GENERAL JANITORING.	STRUCTURE OVERLOADED. REPLACE REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES AND LIFELINES OF THE OXIDATED MASTS.	LICENSED	YES
102	7142601	VM27 [SPWVM4216_TORRE]	SPWVM4216	-23.598	-46.634	SP	Sao Paulo	R. Joel Jorge de Melo, 62 – Vila Mariana	Rooftop	MAST	(4+4+4)	3.589	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	ESTRUCTURE OVERLOADED. REPLACE REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSABLE	NOT
103	7142631	SE2 [SPWSE4123_TORRE]	SPWSE4123	-23.54796	-46.631055	SP	Sao Paulo	Rua 25 de março, 197 - Centro Historico de São Paulo	Rooftop	MAST	(6+6+3)	3.099	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES.	LICENSED	YES
104	7142632	SE7 [SPWSE4124_TORRE]	SPWSE4124	-23.55179	-46.63543	SP	Sao Paulo	Praça Doutor João Mendes, 62 – Liberdade	Rooftop	MAST	(6+6+6)	1,66 (0,48+0,59+0,59)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	NOT INFORMED	NOT INFORMED

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

#	Keycode	Tower Name	Site ID	Geolocation		Address			Structure			Capacity				Cleaning/Janitoring	Closing/Urbanization	General Structure Status	Adaptations		Licensing	
				Latitude (decimal)	Longitude (decimal)	Fed. Unit	City	Address	Site Type - Outdoor	Structure Type	Height (m)	WEA Installed (m²)	WEA Contracted (m²)	Structure Capacity (m²)	Vertical Structure Maker				Adaptations - Site	Adaptations - Structure	Status of Site Licenses (General)	Status of the Site's Environmental Licenses
105	7142645	PIA2 [SPWMM3898_TORRE]	SPWMM3898	-23.575465	-46.656397	SP	Sao Paulo	RUA SALTO, 70 - MOEMA	Rooftop	MAST	(3+4+4+4)	2.89	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	FILED	YES
106	7142647	MEA1 [SPWMM3901_TORRE]	SPWMM3901	-23.611	-46.668	SP	Sao Paulo	Av. dos Imarés, 88 - Indianópolis, São Paulo - SP	Rooftop	MAST	(10+10+6)	9.714	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATEDO. NEEDS JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	FILED	YES
107	7142649	MEA3 [SPWMM3903_TORRE]	SPWMM3903	-23.60555	-46.66805	SP	Sao Paulo	Alameda Jauaperi, 1083 - Moema - SP	Rooftop	MAST	(3+3+3)	2.629	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSED	YES
108	7142650	MEA4 [SPWMM3904_TORRE]	SPWMM3904	-23.59734	-46.66923	SP	Sao Paulo	Rua Professor Martins Santana, 100 - Vl. Nova Conceição	Rooftop	MAST	(6+9)	2,125 (0,829 + 1,30)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSED	YES
109	7142669	VOA2 [SPWIB3768_TORRE]	SPWIB3768	-23.596921	-46.676674	SP	Sao Paulo	Rua Fiandeiras, 479 - Itaim Bibi	Rooftop	MAST	(6+6+6)	3.744	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + WARNING LIGHTING DOES NOT WORK + LADDER DAMAGED	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	FILED	YES
110	7142705	VMI1 [SPWMR3927_TORRE]	SPWMR3927	-23.611674	-46.704926	SP	Sao Paulo	Avenida Barão de Monte Mor, 75 - Vila Morumbi	Rooftop	MAST	(4+4+4+3)	3.081	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSABLE	NOT
111	7142710	STA4 [SPWSN4057_TORRE]	SPWSN4057	-23.4956	-46.6255	SP	Sao Paulo	Rua Voluntários da Pátria, 2798 - Santana, São Paulo - SP	Rooftop	MAST	(3+3+3+6)	2.81	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSED	YES
112	7142763	OI23 [SPWST4075_TORRE]	SPWST4075	-23.63194	-46.71083	SP	Sao Paulo	Rua Professor Manoelito de Ornellas, 104 - Chácara Santo Antônio - SP	Rooftop	MAST	(4+4+4)	2.662	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT
113	7142781	VSE1 [SPWSU4103_TORRE]	SPWSU4103	-23.615	-46.633	SP	Sao Paulo	Rua Estero Belaco 160 - Vila da Saúde, São Paulo - SP	Rooftop	MAST	(4+4+4)	3.061	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	STRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSABLE	NOT
114	7142812	SUE3 [SPWSU4117_TORRE]	SPWSU4117	-23.612922	-46.638404	SP	Sao Paulo	Av. Jabaquara, 970 - Saúde - São Paulo	Rooftop	MAST	3	(2,72 + 1,66)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	IDENTIFIED STRUCTURAL PROBLEMAS OF THE BUILDING. OXIDATED COMPONENTS. NEEDS JANITORING.	NOT	FILED	YES
115	7144288	777P [DFSTM0777_TORRE]	DFSTM0777	-16.02138889	-48.01944444	DF	Brasilia	QUDRA 210, CONJ. 1, CASA 17 - SANTA MARIA	Rooftop	MAST	5	1.451	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NEEDS JANITORING. OXIDATED COMPONENTS.	NOT	NOT INFORMED	NOT INFORMED
116	7144310	OVN [SPWCH3032_TORRE]	SPWCH3032	-23.47194	-46.66667	SP	Sao Paulo	Av. Parada Pinto, 207 - Vl. Nova Cachoeirinha - São Paulo	Rooftop	MAST	(4+4+4)	(2,12+0,69+0,67)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED. JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	FILED	YES
117	7144426	STC1 [SPWCO3064_TORRE]	SPWCO3064	-23.547	-46.658	SP	Sao Paulo	Av. Angélica, 1683 - Santa Cecília, São Paulo - SP	Rooftop	MAST	(6,75+5,4)	(1,423 + 0,655)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. JANITORING.	ESTRUCTURE OVERLOADED REPLACE REIN-FORCEMENT OF ANCHORS FOR CONCRETE BASES AND SEVERAL OXIDATED COMPONENTS.	LICENSED	YES
118	7144502	OI74 [SPWSU3522_TORRE]	SPWSU3522	-23.60914	-46.65231	SP	Sao Paulo	Avenida Indianópolis, 1192 - (Clube Sírio Libanês) - Planalto Paulista, São Paulo	Rooftop	MAST	(3+3+3)	2.254	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING.	REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	NOT INFORMED	NOT INFORMED
119	7144619	SKVT [AMSKV3426_TORRE]	AMSKV3426	-2.843191667	-58.21368333	AM	Silves	Rua Nova Três, 756	Greenfield	SELF-SUPPORT.	56.27	9.58	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES. WARNING LIGHTING INOPERATIVE.	NOT	LICENSABLE	NOT
120	7144692	P121 [PERCE3073_TORRE]	PERCE3073	-8.056138889	-34.8725	PE	Recife	RUA BRUM 463/485 RECIFE ANTIGO	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	CLEMER ENGENHARIA	OK	OK	OK	WARNING LIGHTING IN PVC - REPLACE BY FGF	NOT	LICENSED	YES
121	7145243	458 [SCFNS0458_TORRE]	SCFNS0458	-27.58991	-48.51513	SC	Florianopolis	Av. Madre Benvenuta, 687	Rooftop	MAST	(2,5+2,5)	(0,86+0,9)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	LIGHTNING ROD INEXISTENT. THERE IS NO MATTING AT THE BUILDING AND NO REST PLATFORMS AT THE MASTS.	NOT	LICENSABLE	NOT
122	7145269	500 [SCFNS0500_TORRE]	SCFNS0500	-27.5913	-48.5527	SC	Florianopolis	R. Esteves Júnior, 366, Centro	Rooftop	MAST	(4+4+4)	(0,22 + 0,22 + 1,84)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO REST PLATFORMS AT THE MASTS	NOT	LICENSABLE	NOT
123	7145281	545 [SCPRI0545_TORRE]	SCPRI0545	-26.44631	-53.59864	SC	Princesa	Rua Santa Catarina, s/nº	Greenfield	SELF-SUPPORT.	50	1.33	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
124	7145310	546 [SCRCP0546_TORRE]	SCRCP0546	-26.94797	-50.14	SC	Rio Do Campo	Rua Tiradentes, s/nº, Centro	Greenfield	SELF-SUPPORT.	50	2.86	NOT INFORMED	6	C.A.W	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
125	7145411	735P [PRCAB0735_TORRE]	PRCAB0735	-23.29978	-51.228725	PR	Cambe	RUA JOSÉ CARLOS MUFFATO,S/N	Greenfield	SELF-SUPPORT.	50	2.72	NOT INFORMED	2.72	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
126	7145498	3GSCFNS0405_TORRE	3GSCFNS0405	-27.591944	-48.554444	SC	Florianopolis	Av. Rio Branco, 369	Rooftop	MAST	4	1.43	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD OXIDATED + LADDER DAMAGED	STRUCTURE WITH SEVERAL PROBLEMS DUE TO LACKING MAINTENANCE	LICENSABLE	NOT
127	7145586	274 [SCWUM0274_TORRE]	SCWUM0274	-26.917145	-49.861021	SC	Witmarsum	Estrada Geral, s/nº	Greenfield	POST	60	3.3	NOT INFORMED	6	C.A.W	OK	OK	OK	REST PLATFORM OXIDATED	NOT	LICENSABLE	NOT
128	7145667	333 [SCFNS0333_TORRE]	SCFNS0333	-27.61203411	-48.52412861	SC	Florianopolis	R. do Calafate, 113 - BL2 - PANTANAL	Rooftop	MAST	5.2	1.45	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LI. ROD OXIDATED. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT
129	7145669	SCFNS0340_TORRE	SCFNS0340	-27.61175	-48.5934167	SC	Florianopolis	Rua Antenor Morais, nº 42	Rooftop	MAST	(4+4+4)	(0,28+0,28+0,28)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	BUILDING SHOWS STRUCTURAL PROBLEMS. NO LIGHTNING RODS. NO MATTING. REST PLATFORMS OXIDATED.	NOT	LICENSABLE	NOT
130	7146168	721P [PRFOZ0721_TORRE]	PRFOZ0721	-25.50586	-54.39086	PR	Foz Do Iguacu	Rua Carlos Souttomayor, 393	Greenfield	SELF-SUPPORT.	15	3.88	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO ID PLATE	NOT	LICENSED	YES
131	7146296	545P [PRCTA0545_TORRE]	PRCTA0545	-25.4520556	-49.2535	PR	Curitiba	RUA JOQUEI CLUBE, 437	Rooftop	MAST	7.5	2.38	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LIGHTNING ROD OXIDATED. NO ID PLATE.	NOT	FILED	NOT INFORMED
132	7146310	053P [PRCTA0053_TORRE]	PRCTA0053	-25.407857	-49.2554125	PR	Curitiba	Rua Belém, 43	Rooftop	MAST	(3+3)	(0,67 + 1,57)	NOT INFORMED	N/D	BRASIL TELECOM	NOK	OK	NOK	LIGHTNING ROD OXIDATED. NO ID PLATE. GROUND ANCHORS AND GUY WIRES AS WELL AS REST PLATFORM SYSTEM OXIDATED.	NOT	FILED	NOT INFORMED
133	7146357	734P [PRCTA0734_TORRE]	PRCTA0734	-25.4290278	-49.2814722	PR	Curitiba	Rua Visc. do Rio Branco, 803	Rooftop	MAST	6	1.42	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LI. ROD, GROUND ANCHORS, REST PLATFORM AND ACCESS LADDER OXIDATED.	NOT	FILED	NOT INFORMED
134	7146423	ARJ [CEFLA0191_TORRE]	CEFLA0191	-3.73354	-38.49642	CE	Fortaleza	Avenida Washington Soares, nº 55	Rooftop	MAST	1.46	3.29	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO WARNING LIGHTING AND NO ID PLATE. REST PLATFORM OXIDATED.	NOT	FILED	NOT INFORMED
135	7146677	RAUL [PEBVG3037_TORRE]	PEBVG3037	-8.103194	-34.88736	PE	Recife	RUA RAUL AZEDO, 53	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LI. ROD DAMAGED. NO WARNING LIGHTING.	NOT	FILED	NOT INFORMED
136	7147318	TNL [BAPXD4536_TORRE]	BAPXD4536	-10.09805	-38.04745	BA	Pedro Alexandre	Estrada Para Barreiras, S/N	Greenfield	SELF-SUPPORT.	30	18.8	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES + REPAIR CLOSING	NOT	LICENSABLE	NOT INFORMED
137	7147385	OI02 [BACIS1208_TORRE]	BACIS1208	-12.73811	-38.44071	BA	Candeias	Rua Alto da Boa Vista	Greenfield	SELF-SUPPORT.	18.1	9.26	NOT INFORMED	3	NOT INFORMED	OK	OK	OK	NOT	STRUCTURE OVERLOADED	LICENSABLE	NOT INFORMED
138	7148702	VPH [MGSAL1988_TORRE]	MGSAL1988	-22.12111	-45.0703	MG	Sao Lourenco	Alameda das Orquideas, 385	Greenfield	POST	9.2	0.79	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE, NO REST PLATFORM, NO WARNING LIGHTING, NO LIGHTNING ROD. THERE IS NO FENCE AND NO GATE. DOOR VANDALIZED.	NOT	LICENSABLE	NOT
139	7148941	VBR [3GMGGVS5325_TORRE]	3GMGGVS5325	-18.87185	-41.95713	MG	Governador Valadares	Av. JK, 1157	Rooftop	MAST	(2,5+2+1,5+3+1,5+2,4)	(3,62 + 1,05 + 0,53 +1,81 +0,53 +1,81)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	BUILDING SHOWS STRUCTURAL PROBLEMS. NO LIGHTNING ROD, NO MATTING AND NO REST PLATFORM AT THE STRUCTURE.	NOT	LICENSABLE	NOT
140	7148988	651B [RSPAE0651_TORRE]	S2RSPAE0651	-29.979376	-51.189987	RS	Porto Alegre	RUA PROF. JOÃO DE SOUSA RIBEIRO, 859	Rooftop	MAST	1.77	2.87	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LIGHTNING ROD OXIDATED + WARNING LIGHTING DOES NOT WORK	NOT	LICENSED	YES
141	7149040	4693 [BACXS4693_TORRE]	BACXS4693	-12.43817	-37.91875	BA	Mata De Sao Joao	KM 76 - COMPLEXO COSTA DO SAUIPE	Rooftop	MAST	5	5.42	NOT INFORMED	N/D	CLEMAR	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK	NOT	LICENSABLE	NOT INFORMED
142	7150716	OMRR [RJBGT0254_TORRE]	RJBGT0254	-23.025	-43.556	RJ	Rio De Janeiro	Estrada Roberto Burle Marx, 2667 - Barra Guaratiba	Rooftop	MAST	10	1.088	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
143	7150884	857B [3GPRSIY0857_TORRE]	3GPRSIY0857	-22.700312	-51.792436	PR	Santo Inacio	RUA APRÍGIO ALVES FILHO, 831	Greenfield	SELF-SUPPORT.	41	1.26	NOT INFORMED	1.26	NOT INFORMED	OK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
144	7150924	629B [3GSCIRH0629_TORRE]	3GSCIRH0629	-26.82441	-53.27407	SC	Iraceminha	Rua Volnei José, 427, Centro	Greenfield	SELF-SUPPORT.	30	5.08	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
145	660232	519P [CM50052761]	PRCPP3519	-23.1832222	-50.6573056	PR	Cornelio Procopio	AV. NOSSA SENHORA DO ROCIO,966	Rooftop	MAST	(6+6+6)	6.37	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED. GENERAL JANITORING. NO ID PLATE.	NOT	FILED	NOT INFORMED
146	648290	PBS [CM50047472]	MGJFA5020	-21.76208	-43.34952	MG	Juiz De Fora	Av. Barão do Rio Branco - 2288	Rooftop	MAST	(5+1,60+3)	(2,6 + 0,67 + 0,74)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO REST PLATFORM, NO MATTING AT THE BUILDING, NO LIGHTNING ROD. COMPONENTS WITH OXIDATION SIGNS.	NOT	FILED	NOT INFORMED
147	878929	TNLL-1	S2MASLS1543	-2.530556	-44.298889	MA	Sao Luis	Rua Grande, nº490	Rooftop	MAST	(3+3+3)	(4,29 + 4,29 + 4,29)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	MATTING OXIDATED. GENERAL JANITORING. NO WARNING LIGHTING, NO LIGHTNING ROD.	NOT	LICENSABLE	NOT INFORMED
148	578305	O093 [CM40023692]	S2CEFLA0188	-3.7327778	-38.4986111	CE	Fortaleza	AVENIDA LUIS, 300	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
149	657208	658P [CM50058517]	PRCTA0658	-25.4435556	-49.2787222	PR	Curitiba	AVENIDA SILVA JARDIM, 1856	Rooftop	MAST	(5,5+4,5)	(1,57+0,79)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD OXIDATED	NOT	LICENSED	YES
150	646377	TPS [CM50044504]	MGIJA5865	-22.40487	-45.42258	MG	Itajuba	Rd. Itajubá - Maria da Fé, Km 3	Rooftop	MAST	(4+1,80+1,53)	(2,09+0,95+0)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO REST PLATFORM, NO MATTING AT THE STRUCTURE. COMPONENTS OXIDATED.	NOT	LICENSABLE	NOT
151	578327	TNL [CM40021715]	MASLS1557	-2.540556	-44.286944	MA	Sao Luis	Av. Senador Vitorino Freire, nº 1958 - Bairro Areinha	Rooftop	MAST	(5+5+5+5+5+5)	4.89	NOT INFORMED	N/D	BM CONSTRUÇÕES	NOK	OK	NOK	PLATFORM/SKID OXIDATED. MASTS NEED BETTER FASTENING. GENERAL JANITORING. NO WARNING LIGHTING, NO LIGHTNING ROD.	NOT	LICENSABLE	NOT INFORMED
152	510938	2363	ALMCO2363	-9.672061	-35.745839	AL	Maceio	AV ASSIS CHATEAUBRIAND, 2998	Rooftop	MAST	(3+3+3)	0.75	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS JANITORING	NOT	LICENSABLE	NOT INFORMED
153	7142284	1174 [BAPGU1174_TORRE]	BAPGU1174	-16.4511667	-39.0670278	BA	Porto Seguro	RUA SÃO PEDRO, 180	Rooftop	MAST	16	3.21	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	GENERAL JANITORING. NO ID PLATE.	NOT	LICENSED	YES
154	511084	TNL2	ALOUB2295	-9.162167	-37.359192	AL	Ouro Branco	RUA CORONEL LUCENA, S/N LUIZ G. DE CARVALHO	Greenfield	SELF-SUPPORT.	40	5.15	NOT INFORMED	N/D	BIMETAL	OK	OK	NOK	GENERAL JANITORING.	NOT	LICENSABLE	NOT INFORMED
155	878726	TPC-1	MGSAV4348	-19.92969	-43.93725	MG	Belo Horizonte	Av. João Pinheiro, 495	Rooftop	MAST	(5+2,50+2,50)	(0,71 + 0,52 +0,49)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO LIGHTNING ROD AND NO REST PLATFORM	NOT	LICENSABLE	NOT
156	658976	741 [CM50057814]	RSSAN0741	-29.54889	-56.82975	RS	Uruguaiana	BR 472, KM 54605	Greenfield	SELF-SUPPORT.	60	4.32	NOT INFORMED	4.32	PORTO SEGURO ENGENHARIA LTDA	OK	OK	OK	GENERAL JANITORING.	NOT	FILED	NOT INFORMED
157	7146622	0074 [SRCEFLA0074]	S2CEFLA0074	-3.724462	-38.528741	CE	Fortaleza	Rua Senador Pompeu, 649	Rooftop	MAST	7.5	1.97136	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED. NO WARNING LIGHTING.	NOT	FILED	NOT INFORMED
158	7145782	523P [PRCTA0523_TORRE]	PRCTA0523	-25.432907	-49.299796	PR	Curitiba	RUA PADRE ANCHIETA, 2128	Rooftop	MAST	(6+3+6+3)	4.53	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LIGHTN. ROD OXIDATED + WARNING LIGHTING DOES NOT WORK + CLEAR UP CABLES	NOT	LICENSED	YES
159	7144305	TPSD [DFBSA0236_TORRE]	DFBSA0236	-15.819	-47.875	DF	Brasilia	SCES trecho 2 lote 32	Rooftop	MAST	(4+6+2,3)	4,291 (1,732+1,280+1,80)	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	OK	OK	OK	NOT	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
160	7147166	754P [DFSAM0754_TORRE]	DFSAM0754	-15.87916667	-48.10944444	DF	Brasilia	QR 411CONJ. 4, CASA 14, SAMAMBÁIA	Rooftop	GUYED	17	1.45	NOT INFORMED	N/D	Metálicas Engenharia LTDA	OK	OK	OK	GENERAL JANITORING. COMPONENTES WITH OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
161	7147245	753P [DFSAM0753_TORRE]	DFSAM0753	-15.86166667	-48.08861111	DF	Brasilia	QS604, CONJ. B (CANDIDADTO B)	Rooftop	TUBULAR MOUNT	17	1.451	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	GENERAL JANITORING. COMPONENTES WITH OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
162	7146650	850 [RSPAE0850_TORRE]	S2RSPAE0850	-30.101	-51.2678	RS	Porto Alegre	AV. GUAÍBA, 4127	Rooftop	MAST	6	2.887	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + PLATFORM/SKID OXIDATED	NOT	LICENSED	YES
163	532488	JDO1 [CM30009451]	SPWBL3618	-23.44805556	-46.69666667	SP	Sao Paulo	RUA EDUARDO COSTA, Nº244 - VILA BRASILÂNDIA	Greenfield	POST	40	12	NOT INFORMED	N/D	SECCIONAL	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
164	532890	CJA1 [CM30010034]	SPWPS3967	-23.42997	-46.75923	SP	Sao Paulo	RUA RIO JUNDIAI Nº 157 - PERUS.	Greenfield	SELF-SUPPORT.	60	4.6	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	SOME TOWER BRACES DAMAGED. OXIDATION SPOTS. GENERAL JANITORING.	NOT	FILED	YES
165	533333	ITBB [CM30010724]	SPWLM3890	-23.50641	-46.67416	SP	Sao Paulo	Av Prof Celestino Bourroul, 813 - Limão	Greenfield	POST	40.6	2.86	NOT INFORMED	N/D	SECCIONAL	OK	OK	OK	ADVANCED OXIDATION AT STEEL POST	NOT	NOT INFORMED	NOT INFORMED
166	7141354	PEL2 [SPWCO3717_TORRE]	SPWCO3717	-22.55527	-46.665	SP	Sao Paulo	Rua Minas Gerais, 388 - Higienópolis	Rooftop	MAST	(3+3+3)	2.61	NOT INFORMED	N/D	Telamont Engenharia De Telecomincações S/A	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + LIGHTNING ROD DAMAGED	STRUCTURE OVERLOADED	LICENSED	YES
167	7141374	VLM1 [SPSBO4605_TORRE]	SPSBO4605	-23.666059	-46.569171	SP	Sao Bernardo Do Campo	Rua Marechal Badoglio, 15 - Vila Mussoline	Rooftop	MAST	(4+4+4+4+4+4+4+4)	4.719	NOT INFORMED	N/D	Telamont Engenharia De Telecomincações S/A	OK	OK	NOK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	STRUCTURE OVERLOADED	FILED	NOT INFORMED
168	7142393	PSD1 [SPWJR3818_TORRE]	SPWJR3818	-23.51361	-46.74555	SP	Sao Paulo	Rua Conselheiro Amaral, 196 - Jaguará, São Paulo - SP	Rooftop	MAST	(3+3+3)	3.623	NOT INFORMED	N/D	Telamont Engenharia De Telecomincações S/A	OK	OK	NOK	COMPONENTS WITH OXIDATION SIGNS	STRUCTURE OVERLOADED	FILED	NOT INFORMED
169	7142396	JPO4 [SPWPN3987_TORRE]	SPWPN3987	-23.58111	-46.6925	SP	Sao Paulo	Rua Hungria, 664 - Jardins, São Paulo - SP	Rooftop	MAST	(4+4+6)	3.364	NOT INFORMED	N/D	Telamont Engenharia De Telecomincações S/A	OK	OK	NOK	COMPONENTS WITH OXIDATION SIGNS	STRUCTURE OVERLOADED	LICENSED	YES
170	7142401	TTE3 [SPWTA4136_TORRE]	SPWTA4136	-23.53055556	-46.55916667	SP	Sao Paulo	RUA GEN. GELÁS, 72 - TATUAPÉ, SÃO PAULO-SP - 03090-030	Rooftop	MAST	(4+4+4+4+4+4)	5.014	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	STRUCTURE OVERLOADED	LICENSED	YES
171	7142498	RBA6 [SPWRE4012_TORRE]	SPWRE4012	-23.537794	-46.636868	SP	Sao Paulo	Rua Washington Luis, 392 - Centro Histórico - São Paulo	Rooftop	MAST	(4+4+6)	2.277	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	STRUCTURE OVERLOADED	LICENSED	YES
172	7142597	SCA8 [SPWSC4044_TORRE]	SPWSC4044	-23.53388	-46.64055	SP	Sao Paulo	Praça Júlio Prestes, 30 - Campos Elíseos, São Paulo - SP	Rooftop	MAST	(3+3+3)	3.474	NOT INFORMED	N/D	Telamont Engenharia De Telecomincações S/A	NOK	OK	OK	EQUIPM. CABINET + MATTING LID OXIDATED	NOT	LICENSED	YES
173	7142672	MEA7 [SPWMM3907_TORRE]	SPWMM3907	-23.614	-46.662	SP	Sao Paulo	Alameda dos Tupiniquins, 1235 - Planalto Paulista	Rooftop	MAST	(5+5+5)	1.896	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS WITH OXIDATION SIGNS	STRUCTURE OVERLOADED. REPLACE THE LIFELINES OF THE MASTS	LICENSABLE	NOT
174	7142778	VMA7 [SPWPN3972_TORRE]	SPWPN3972	-23.55416	-46.6925	SP	Sao Paulo	Rua Fradique Coutinho, 1590 - Pinheiros - São Paulo - SP	Rooftop	MAST	(3+3+3)	2.5	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
175	7143807	VUB [SPWMM2564_TORRE]	SPWMM2564	-23.6016	-46.66842	SP	Sao Paulo	Rua Inhambu, 763	Rooftop	MAST	(3+3+3+3+3)	4.26	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSED	YES
176	7144206	OI80 [SPWVM3099_TORRE]	SPWVM3099	-23.571	-43.653	SP	Sao Paulo	Av. Brigadeiro Luís Antônio, 2819 - Jardim Paulista	Rooftop	MAST	(6+3)	1.259	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	STRUCTURE OVERLOADED	LICENSED	YES
177	7144293	PIL1 [SPWLB3069_TORRE]	SPWLB3069	-23.57444	-46.632733	SP	Sao Paulo	Rua Topázio, 420 - Vila Mariana	Rooftop	MAST	(4+4+4+3)	2.023	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	STRUCTURE OVERLOADED	LICENSED	YES
178	521163	TNL [CM20006497]	PAIPP2070	-2.556388889	-47.44694444	PA	Ipixuna Do Para	Rua Sargento Simplício, 371	Greenfield	SELF-SUPPORT.	80.29	16.93	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	WARNING LIGHTING INOPERATIVE. NO ID PLATE. COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSABLE	NOT
179	521528	SOUG [CM20006220]	PABLM2019	-1.411111111	-48.44083333	PA	Belem	Rua Santo Antônio	Greenfield	POST	44.79	3.55	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES. WARNING LIGHTING INOPERATIVE. NO ID PLATE. COMPONENTS WITH OXIDATION SIGNS.	NOT	FILED	NOT INFORMED
180	7144021	OFMA [PABLM2136_TORRE]	PABLM2136	-1.40722222	-48.44527778	PA	Belem	Av. Tavares Bastos, 632 - Marambaia	Greenfield	POST	37.91	6.81	NOT INFORMED	6	Belmerix	OK	OK	OK	COMPONENTS WITH OXIDATION SIGNS	STRUCTURE OVERLOADED	FILED	NOT INFORMED
181	660251	110P [CM50053548]	PRCTA0110	-25.432481	-49.361761	PR	Curitiba	Rod. Br 277 Cta - Orleans / Rod. do Café - Cidade Industrial De Curitiba	Rooftop	MAST	(3+3)	(1,64+1,91)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED. WARNING LIGHTING INOPERATIVE.	NOT	FILED	NÃO INFORMED
182	660280	143P [CM50053167]	PRCTA0143	-25.43077867	-49.25804193	PR	Curitiba	Rua da Paz, 202	Rooftop	MAST	5	2.38	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED + WARNING LIGHTING DOES NOT WORK + GUARD RAIL + LADDER DAMAGED	NOT	FILED	NOT INFORMED
183	7146242	422T [PRCTA0422_TORRE]	PRCTA0422	-25.4318749	-48.27251823	PR	Curitiba	Alameda Dr. Muricy, 650	Rooftop	MAST	(3+3+3)	(0,69+0,82+0,69)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	FILED	NOT INFORMED
184	7146243	423T [PRCTA0423_TORRE]	PRCTA0423	-25.49939318	-49.29525188	PR	Curitiba	Rua Dr. Manoel Linhares de Lacerda, 84 - Capão Raso	Rooftop	MAST	(3+3+3)	(0,73+0,73+0,73)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	LICENSED	YES
185	533008	JPO1 [CM30010276]	SPLRA5117	-22.54296	-47.38998	SP	Limeira	Rua Dr. José Carvalho Ferreira, s/n	Greenfield	SELF-SUPPORT.	40	2.09	NOT INFORMED	N/D	Nokia Siemens Networks	OK	OK	OK	GENERAL JANITORING. COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSABLE	NOT INFORMED
186	533395	JGR1 [CM30010926]	SPWJE3059	-23.54334722	-46.75434722	SP	Sao Paulo	Rua Caetanópolis, 930 - Jaguaré	Rooftop	MAST	(3+3+3)	(0,84+0,67+0,67)	NOT INFORMED	N/D	OUTSERVICE Teleinformática Ltda	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT
187	7141271	COO1 [SPWCO3711_TORRE]	SPWCO3711	-23.5538	-46.6605	SP	Sao Paulo	Rua da Consolação, 2143	Rooftop	MAST	(3+3+3)	(1,23+1,39+1,18)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
188	7141274	COO4 [SPWCO3715_TORRE]	SPWCO3715	-23.553	-46.6569	SP	Sao Paulo	Rua Bela Cintra, 450	Rooftop	MAST	(3+3+3)	(0,96+1,12+0,74)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED.	NOT	LICENSED	YES
189	7141357	HNS1 [SPWCO3721_TORRE]	SPWCO3721	-23.5433	-46.6564	SP	Sao Paulo	Av. Angélica , Nº 1189 - Consolação	Rooftop	MAST	(5+5+3)	(1,48+0,95+0,55)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	EQUIPMENT CABINET OXIDATED.	NOT	LICENSED	YES
190	7141520	CTO1 [SPJAI4454_TORRE]	SPJAI4454	-23.1908	-46.88393	SP	Jundiai	Rua do Rosário	Rooftop	MAST	(4+4+4+4+4+4+4+4)	(0,75+0,75+1,91+2,51+0,75+0,50+2,41)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED. NO PLATE. INNER WALL BROKEN.	NOT	LICENSABLE	NOT
191	7141816	CGA1 [SPSTS5374_TORRE]	SPSTS5374	-23.9542	-46.334	SP	Santos	Rua Augusto Paulino, 57	Rooftop	MAST	(3+3+3+3)	(0,56+1,01+0,31+0,76)	NOT INFORMED	N/D	Porto Seguro	OK	OK	NOK	NOT	NOT	FILED	NOT
192	533003	BV10 [CM30010271]	SPWBV3596	-23.55803	-46.64891	SP	Sao Paulo	RUA LOURENCO GRANATO, 214	Rooftop	MAST	(4+4+4+3)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED	NOT	LICENSED	YES
193	7141302	CBI1 [SPWCY3637_TORRE]	SPWCY3637	-23.5638	-46.62271	SP	Sao Paulo	AVENIDA LACERDA FRANCO, 130, CEP:1536-000	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED	NOT	LICENSED	YES
194	7141323	ARA2 [SPWAR3557_TORRE]	SPWAR3557	-23.55969	-46.57475	SP	Sao Paulo	RUA TEOFILO DIAS, 332	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	WARNING LIGHTING DOES NOT WORK + LADDER DAMAGED. OTHER COMPONENTS WITH OXIDATION SIGNS. CONCRETE FLOOR SHOWS TRACES OF WEAR.	NOT	LICENSED	YES
195	7141411	BRZ1 [SPWBS3612_TORRE]	SPWBS3612	-23.54216667	-46.60605556	SP	Sao Paulo	RUA JOSE MONTEIRO, 323	Rooftop	MAST	(4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED + CONDUITS OXIDATED. OTHER COMPONENTS OXIDATED. NO WARNING LIGHTING.	NOT	LICENSED	YES
196	7142770	CAC1 [SPWIT3794_TORRE]	SPWIT3794	-23.53438	-46.46393	SP	Sao Paulo	AVENIDA CAMPANELLA, EDIFICIO: CAMPANELLA 1297 - ITAQUERA	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
197	7148679	OMPR [RJPTS0074_TORRE]	RJPTS0074	-22.30964	-43.12962	RJ	Petropolis	Est. da União e Indústria, 22565	Greenfield	POST	9.4	0.79	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
198	7141871	CPA1 [SPSTS5387_TORRE]	SPSTS5387	-23.96904	-46.3326	SP	Santos	Rua Ana Costa, 555	Rooftop	MAST	(3+3+3)	2.02	NOT INFORMED	N/D	Porto Seguro Engenharia	OK	OK	NOK	JANITORING. COMPONENTS WITH OXIDATION SIGNS.	NOT	FILED	NOT
199	7141873	EZA1 [SPSTS5389_TORRE]	SPSTS5389	-23.9571	-46.32503	SP	Santos	Rua Barão de Paranapiacaba, 77	Rooftop	MAST	(6+6+6+6)	3.32	NOT INFORMED	N/D	Porto Seguro Engenharia	NOK	OK	NOK	SITE LIGHTING DOES NOT WORK	NOT	FILED	NOT INFORMED
200	7141906	GZA1 [SPSTS5397_TORRE]	SPSTS5397	-23.9656	-46.33925	SP	Santos	Rua Euclides da Cunha, 151	Rooftop	MAST	(4+4+4)	2.24	NOT INFORMED	N/D	Porto Seguro Engenharia	OK	OK	NOK	COMPONENTS SHOW OXIDATION	NOT	FILED	NOT INFORMED
201	7141908	CTO2 [SPSTS5399_TORRE]	SPSTS5399	-23.93542	-46.33177	SP	Santos	Praça dos Andradas, 91/93	Rooftop	MAST	(3+3)	3.16	NOT INFORMED	N/D	Porto Seguro Engenharia	NOK	OK	NOK	MATTING OXIDATED. OTHER COMPONENTS SHOW OXIDATION	NOT	FILED	NOT INFORMED
202	7141936	ENC1 [SPSTS5406_TORRE]	SPSTS5406	-23.96493	-46.3199	SP	Santos	Rua Dr. Lobo Viana, 68	Rooftop	MAST	(3+3+3+3)	2.6	NOT INFORMED	N/D	Porto Seguro Engenharia	NOK	OK	NOK	LADDER DAMAGED + CEILING INFILTRATION. COMPONENTS WITH OXIDATION SIGNS.	NOT	FILED	NOT INFORMED
203	7141938	CGA2 [SPSTS5408_TORRE]	SPSTS5408	-23.96132	-46.34091	SP	Santos	Rua Visconde de Faria, 250	Rooftop	MAST	(3+3+3)	2.68	NOT INFORMED	N/D	Porto Seguro Engenharia	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
204	7142414	JPA2 [SPWJP3833_TORRE]	SPWJP3833	-23.564865	-46.661963	SP	Sao Paulo	Rua José Maria Lisboa, 1187	Rooftop	MAST	(6+6)	2.25	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION	NOT	LICENSED	YES
205	7142439	JP11 [SPWJP3845_TORRE]	SPWJP3845	-23.565088	-46.655097	SP	Sao Paulo	Rua Pamplona, 825 - Jardim Paulista	Rooftop	MAST	(4+4)	1.36	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK. COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSED	YES
206	7142443	CII1 [SPWPZ3957_TORRE]	SPWPZ3957	-23.535286	-46.682718	SP	Sao Paulo	Rua Diana, 740 - Perdizes	Rooftop	MAST	(3+3+3)	1.93	NOT INFORMED	N/D	Instalcom Engenharia	OK	OK	OK	NOT	NOT	LICENSED	YES
207	7147858	970B [RSPAE0970_TORRE]	S2RSPAE0970	-30.149231	-51.14314	RS	Porto Alegre	ACESSO D SQ 3 1 UNIDADE VICINAL, 3146	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	GUARDRAIL OXIDATED. NO ID PLATE.	NOT	LICENSABLE	NOT
208	659831	OI01 [CM50048771]	ESCNA3115	-19.5345	-40.62714	ES	Colatina	AVENIDA GETULIO VARGAS, 500	Rooftop	MAST	(6,7+6,7)	0.68	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LADDER DAMAGED. NO LIGHTNING ROD.	NOT	FILED	NOT
209	646650	EPK [CM50043967]	MGORP4601	-20.39247222	-43.49375	MG	Ouro Preto	RUA DO CRUZEIRO, 248	Rooftop	MAST	10	3.492	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO LIGHTNING ROD, NO WARNING LIGHTING.	NOT	FILED	NOT INFORMADO
210	647847	OI01 [CM50046930]	MGJFA5022	-21.754453	-43.35104	MG	Juiz De Fora	AVENIDA DO RIO BRANCO, 1441	Rooftop	MAST	(4+4)	2.24	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
211	7142492	JOL1 [SPWJQ3807_TORRE]	SPWJQ3807	-23.647357	-46.641674	SP	Sao Paulo	Rua das Grumixamas, 110 - Jardim Oriental	Rooftop	MAST	(5+5+5)	(0,93 + 0,93 + 0,90)	NOT INFORMED	N/D	Zopone Engenharia	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGTHNING ROD DAMAGED.	NOT	NOT INFORMED	NOT INFORMED
212	7142533	CRB2 [SPWRT4003_TORRE]	SPWRT4003	-23.586326	-46.7900818	SP	Sao Paulo	Rua Cândido Fontoura, 481	Rooftop	MAST	(4+4+4)	(0,25 + 0,41 + 0,25)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED	NOT	LICENSED	YES
213	7142567	CES1 [SPWSC4035_TORRE]	SPWSC4035	-23.532194	-46.64689	SP	Sao Paulo	Rua Guaianases, 1197	Rooftop	MAST	(3+3+3)	(1,23 + 1,23 + 0,82)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSED	YES
214	7142702	JGA2 [SPWMR3923_TORRE]	SPWMR3923	-23.583254	-46.69946	SP	Sao Paulo	Av. Lineu de Paula Machado, 1174 Jardim Everest	Rooftop	MAST	(6+6+6)	(1,64 + 1,39 + 0,68)	NOT INFORMED	N/D	Tel Telcomunicações	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGTHNING ROD DAMAGED. COMPONENTS WITH OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
215	7142746	IRA1 [SPWIR3748_TORRE]	SPWIR3748	-23.577905	-46.612124	SP	Sao Paulo	Rua Vasconcelos Drumond, 196, Ipiranga	Rooftop	MAST	(4+4+4)	(0,96 + 0,75 + 0,75)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	JANITORING. COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSED	YES
216	7142748	IRA3 [SPWIR3751_TORRE]	SPWIR3751	-23.582762	-46.607048	SP	Sao Paulo	Rua Costa Aguiar, 994 - Ipiranga	Rooftop	MAST	8	2.7	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGTHNING ROD DAMAGED. BASE SHOWS CRACKS. COMPONENTS WITH OXIDATION SIGNS.	NOT	LICENSED	YES
217	7142785	IND1 [SPWSU4108_TORRE]	SPWSU4108	-23.62198056	-46.64914722	SP	Sao Paulo	Av. Indianópolis, 2185	Rooftop	MAST	(6+6+6)	(0,83 + 0,83 + 1,33)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	NOT INFORMED	NOT INFORMED
218	7144449	OSJ [SPARC3152_TORRE]	SPARC3152	-21.21879	-50.43917	SP	Aracatuba	Rua Wenceslau Braz 120 - Ed Copacabana - Vila Santa Maria	Rooftop	MAST	(3,20+4,23+3,20)	(1,06 + 1,06 + 0,85)	NOT INFORMED	N/D	Tel Telcomunicações	OK	OK	NOK	COMPONENTS WITH OXIDATION SIGNS.	NOT	FILED	YES
219	7144581	JMO2 [SPSTS3213_TORRE]	SPSTS3213	-23.96765	-46.33975	SP	Santos	Avenida Presidente Wilson, 66 - José Menino	Rooftop	MAST	(4+4+4)	(0,76 + 0,76 + 1,32)	NOT INFORMED	N/D	Porto Seguro Engenharia	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK	NOT	LICENSABLE	NOT
220	7144583	CTO [SPSZN3100_TORRE]	SPSZN3100	-23.54832858	-46.31464501	SP	Suzano	Rua Benjamin Constant, 1653	Rooftop	MAST	(4+4+4+4+6+6)	(2,76 + 1,91 + 2,64 + 0,91 + 2,01)	NOT INFORMED	N/D	Huawei	OK	OK	NOK	NOT	NOT	NOT INFORMED	INFORMEDO
221	7144620	INL1 [SPWMM3096_TORRE]	SPWMM3096	-23.609865	-46.660513	SP	Sao Paulo	Alameda dos Anapurus, 1297 - Moema	Rooftop	MAST	(4+4+4)	(0,57 + 0,69 + 1,02)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
222	7144683	CCR5 [SPWJP3067_TORRE]	SPWJP3067	-23.56194444	-46.666411	SP	Sao Paulo	Alameda Tietê, 301 - Jardim Paulista	Rooftop	MAST	(4+4+4)	(0,67 + 0,67 + 0,84)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
223	581225	BEHT [CM40026944]	PITAQ1372	-6.597028	-42.284167	PI	Tanque Do Piaui	AV. Principal, s/n	Greenfield	SELF-SUPPORT.	40	2.36	NOT INFORMED	N/D	BIMETAL INDUSTRIAL METALURGICA LTDA.	OK	OK	OK	GENERAL JANITORING AND SUBSTITUTION OF THE WARNING LIGHTING	NOT	LICENSABLE	NOT INFORMED
224	652968	1294 [CM50051938]	BAUIA1294	-14.308056	-39.326889	BA	Ubaitaba	RUA DO CACAU S/N	Greenfield	SELF-SUPPORT.	50	NOT INFORMED	NOT INFORMED	N/D	BRASILSAT HARALD S.A.	NOK	OK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT INFORMED
225	7142133	1152 [BAJGQ1239_TORRE]	BAJGQ1239	-13.52977778	-39.97066667	BA	Jaguaquara	RUA 15 DE NOVEMBRO, S/N	Greenfield	SELF-SUPPORT.	50	NOT INFORMED	NOT INFORMED	18.07	NOT INFORMED	OK	OK	OK	GENERAL JANITORING	NOT	LICENSABLE	NOT INFORMED
226	7142180	1466 [BAPPK1289_TORRE]	BAPPK1289	-14.94391667	-41.71886111	BA	Piripa	PRAÇA JOAQUIM JOSE RIBEIRO, S/N	Greenfield	SELF-SUPPORT.	100	28.03	NOT INFORMED	28.03	DAN HERBERT SAT S/A	OK	OK	OK	WARNING LIGHTING NEEDS REPAIR. GENERAL JANITORING	NOT	LICENSABLE	NOT INFORMED
227	7142282	BAP [BAPGU1173_TORRE]	BAPGU1173	-16.43944444	-39.06722222	BA	Porto Seguro	Rua Projetada, Sn (Cidade Historica)	Greenfield	SELF-SUPPORT.	30	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	GENERAL JANITORING	NOT	LICENSED	YES
228	7142302	1312 [BASUX1312_TORRE]	BASUX1312	-10.943083	-40.407972	BA	Saude	NOT ENCONTRADO	Greenfield	SELF-SUPPORT.	40	2.08	NOT INFORMED	2.08	SECCIONAL	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
229	7147029	22 [RSCEN0022_TORRE]	RSCEN0022	-29.35931	-50.82506	RS	Canela	RUA JOSÉ PEDRO PIVA, 220, CENTRO	Rooftop	MAST	(6+6+4)	2.09	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT INFORMED
230	878865	OI08-2	S2MASLS1512	-2.5122222	-44.303611	MA	Sao Luis	AVENIDA CASTELO BRANCO, 500	Rooftop	MAST	(1+2+3)	NOT INFORMED	NOT INFORMED	N/D	MKSA ENGENHARIA	NOK	OK	NOK	PLATFORM/SKID OXIDATED	NOT	FILED	NOT INFORMED
231	7143828	OMV [PAICO2234_TORRE]	PAICO2234	-1.20317	-48.28411	PA	Belem	RODOVIA ARTHUR BERNARDES, 9001 - KM 10	Greenfield	SELF-SUPPORT.	40	NOT INFORMED	NOT INFORMED	N/D	BELMERIX	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
232	7144019	OFE [PABLM2135_TORRE]	PABLM2135	-1.279585	-48.29108	PA	Belem	AVENIDA FERNANDO GUILHON, 1320	Greenfield	SELF-SUPPORT.	40	NOT INFORMED	NOT INFORMED	N/D	BELMERIX	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
233	7144034	2284 [PABLM2139_TORRE]	PABLM2139	-1.2544	-48.28391	PA	Belem	TRAV. LOMAS VALENTINAS, 40	Greenfield	SELF-SUPPORT.	40	NOT INFORMED	NOT INFORMED	N/D	BELMERIX	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
234	7144036	FMMA [PABLM2140_TORRE]	PABLM2140	-1.4413889	-48.4643056	PA	Belem	TRAVESSA CHACO, 2029	Greenfield	SELF-SUPPORT.	40	NOT INFORMED	NOT INFORMED	N/D	ENGINEERED ENDEAVORS DO BRASIL LTDA	OK	OK	OK	NOT	NOT	LICENSED	YES
235	7147345	OPD [PAPDA2397_TORRE]	PAPDA2397	-1.226821	-48.29312	PA	Santa Barbara Do Para	RODOVIA AUGUSTO MEIRA FILHO, S/N - CENTRO	Greenfield	SELF-SUPPORT.	60	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
236	578993	TMNR [CM40025465]	PBMAN4510	-7.0978	-34.846469	PB	Cabedelo	AVENIDA FLAVIO RIBEIRO COUTINHO, Nº143, MANAIRA	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	WARNING LIGHTING DOES NOT WORK	NOT	FILED	NOT INFORMED

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

#	Keycode	Tower Name	Site ID	Geolocation: Latitude (decimal)	Geolocation: Longitude (decimal)	Address: Fed. Unit	Address: City	Address: Address	Structure: Site Type - Outdoor	Structure: Structure Type	Structure: Height (m)	Capacity: WEA Installed (m²)	Capacity: WEA Contracted (m²)	Capacity: Structure Capacity (m²)	Capacity: Vertical Structure Maker	Cleaning/Janitoring	Closing/Urbanization	General Structure Status	Adaptations: Adaptations - Site	Adaptations: Adaptations - Structure	Licensing: Status of Site Licenses (General)	Licensing: Status of the Site's Environmental Licenses
237	579409	TJRL [CM40023757]	PBCBO4516	-7.123997	-34.825	PB	Joao Pessoa	RUA JOSE RAMALHO LEITE, 1233	Rooftop	MAST	5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LADDER DAMAGED	NOT	FILED	NOT INFORMED
238	579912	TMSP [CM40023239]	PBMAN4559	-7.10013	-34.83983	PB	Joao Pessoa	AVENIDA SAPE, 1800	Rooftop	MAST	12	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
239	7143884	4571 [PBCTO4571_TORRE]	PBCTO4571	-7.120231	-34.87445	PB	Joao Pessoa	AVENIDA BARROSO, 433	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	NOK	OK	WARNING LIGHTING DOES NOT WORK	NOT	FILED	NOT INFORMED
240	579505	3036 [CM40023837]	PEBVG3036	-8.108136	-34.891775	PE	Recife	RUA JOSE ADERVAL CHAVES, 264	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NEEDS JANITORING. NO WARNING LIGHTING. COMPONENTS WITH OXIDATION SIGNIS.	NOT	FILED	NOT INFORMED
241	7140674	3044 [PEBVG3044_TORRE]	PEBVG3044	-8.1244444	-34.897222	PE	Recife	Boa Viagem Avenida Boa Viagem, 4000 Edf Vânia.	Rooftop	MAST	(6+6+6)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LI. ROD DAMAGED. NO WARNING LIGHTING. COMPONENTS WITH OXIDATION SIGNIS.	NOT	FILED	NOT INFORMED
242	7140678	3087 [PEBVG3087_TORRE]	PEBVG3087	-8.127947	-34.906969	PE	Recife	RUA ANISIO RODRIGUES COELHO, 423	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED	NOT	FILED	NOT INFORMED
243	7140684	3006 [PEBVT3006_TORRE]	PEBVT3006	-8.060886	-34.883081	PE	Recife	RUA SETE DE SETEMBRO, 238	Rooftop	MAST	(2+2+2)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	FILED	NOT INFORMED
244	7140715	3016 [PEGRX3016_TORRE]	PEGRX3016	-8.051383	-34.902306	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	MAST	(2+2+3+2,5)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPM. CABINET OXIDATED, NO WARNING LIGHTING, MANUAL SWITCHBOARD DAMAGED, OTHER COMPONENTS SHOW OXIDATION.	NOT	FILED	NOT INFORMED
245	7140822	TNL6 [PESTA3002_TORRE]	PESTA3002	-8.0659	-34.8818	PE	Recife	RUA MARQUES DE HERVAL,150 - SANTO ANTONIO - RECIFE - PE	Rooftop	MAST	(5+5+5)	NOT INFORMED	NOT INFORMED	N/D	SIEMENS	NOK	OK	NOK	LIGHTNING ROD DAMAGED	NOT	FILED	NOT INFORMED
246	7146731	OCE [PICZE1359_TORRE]	PICZE1359	-6.793014	-42.2433	PI	Cajazeiras	Rua Projetada S/N	Greenfield	SELF-SUPPORT.	85	8.74	NOT INFORMED	N/D	ENGEFAME LTDA	OK	OK	OK	JANITORING. WARNING LIGHTING DAMAGED.	NOT	LICENSABLE	NOT INFORMED
247	7146757	OMC [PISSP1369_TORRE]	PISSP1369	-7.012652	-41.38302	PI	Sussuapara	Rua Joaquim Pereira Leal 1048 / Centro	Greenfield	SELF-SUPPORT.	40	2.25	NOT INFORMED	N/D	N/A	OK	OK	OK	WARNING LIGHTING DAMAGED.	NOT	LICENSABLE	NOT INFORMED
248	532756	P134 [CM30010331]	RJBGU0417	-22.874815	-43.466389	RJ	Rio De Janeiro	RUA CORONEL TAMARINO,1986	Greenfield	POST	42	5.17	NOT INFORMED	N/D	Nokia Siemens Networks	OK	OK	OK	GENERAL JANITORING	NOT	NOT INFORMED	NOT INFORMED
249	530725	EN14 [CM30008261]	RJPDE0297	-22.90638889	-43.31388889	RJ	Rio De Janeiro	Travessa Soares Pereira, 22	Greenfield	SELF-SUPPORT.	30	5.34	NOT INFORMED	6	TEKCOM	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	NOT INFORMED	NOT INFORMED
250	530865	JC09 [CM30008273]	RJTQR0140	-22.9234763	-43.3681838	RJ	Rio De Janeiro	Rua Marquês De Jacarepaguá, Lote 4	Greenfield	POST	30	3.54	NOT INFORMED	6	BELMERIX	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
251	7147333	311 [SCJGS0311_TORRE]	SCJGS0311	-26.542275	-49.182278	SC	Jaragua Do Sul	Rua Gerhardt, s/n - Rio da Luz	Greenfield	SELF-SUPPORT.	30	2.6	NOT INFORMED	2	C.A.W	OK	OK	OK	JANITORING. COMPONENTS WITH OXIDATION SIGNS	STRUCTURE OVERLOADED	LICENSABLE	NOT
252	532784	JAA1 [CM30010821]	SPWJG3820	-23.44926	-46.72859	SP	Sao Paulo	Rua Sebastiao Laranjeiras 252	Greenfield	SELF-SUPPORT.	50	2.32	NOT INFORMED	N/D	Bimetal	OK	OK	OK	GENERAL JANITORING. TOWERS SHOW OXIDATION SPOTS.	NOT	NOT INFORMED	NOT INFORMED
253	7142557	JDB1 [SPWLJ3865_TORRE]	SPWLJ3865	-23.54242	-46.39481	SP	Sao Paulo	RUA GIBOUCUS 62	Greenfield	SELF-SUPPORT.	50	NOT INFORMED	NOT INFORMED	N/D	Everest Engenharia de Infra-estrututra	OK	OK	OK	GENERAL JANITORING. SOME TOWER BRACES MISSING.	NOT	NOT INFORMED	NOT INFORMED
254	7141273	OI07 [SPWCO3714_TORRE]	SPWCO3714	-23.54972	-46.65992	SP	Sao Paulo	Avenida Angélica, 2000 - Consolação - São Paulo	Rooftop	MAST	(4+4+4+3)	2.8	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED + CEILING INFILTRATION. MASTS WITHOUT REST PLATFORM.	STRUCTURE OVERLOADED	LICENSED	YES
255	7142780	PHS1 [SPWPN3974_TORRE]	SPWPN3974	-23.566777	-46.681769	SP	Sao Paulo	Rua Joaquim Antunes, 149 - Pinheiros - São Paulo	Rooftop	MAST	(4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD OXIDATED + LADDER DAMAGED. MAST BASE SHOW CRACKS. GUY SCREWS SHOW OXIDATION.	NOT	LICENSED	YES
256	7142569	VM11 [SPWVM4205_TORRE]	SPWVM4205	-23.58381	-46.64182	SP	Sao Paulo	Rua Conselheiro Rodrigues Alves, 391 - Vila Mariana	Rooftop	MAST	(4+3+3)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	FILED	NOT
257	7142581	VCE1 [SPWLM3888_TORRE]	SPWLM3888	-23.49081	-46.68186	SP	Sao Paulo	Rua Antônio Ribeiro de Morais, 264 - Vila Carbone, São Paulo - SP	Rooftop	MAST	(4+4+4)	(0,778 + 1,155 + 0,778)	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	NOK	OK	NOK	CEILING INFILTRATION	STRUCTURE OVERLOADED. REINFORCEMENT OF THE ANCHORS FOR THE CONCRETE BASES.	LICENSED	YES
258	881812	TPS	BAMJO0786	-12.54906	-37.98879	BA	Mata De Sao Joao	Rodovia BA099	Rooftop	MAST	(5+5+5)	(0,79+0,47+0,79)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE, LIGHTNING ROD MAST WITHOUT COPPER CABLE. PARTS SHOW OXIDATION SIGNS. GENERAL JANITORING.	NOT	LICENSABLE	NOT INFORMED
259	7142377	OMI [BAICM1146_TORRE]	BAICM1146	-15.35298	-38.98698	BA	Ilha De Comendatuba	Rua de Comendatuba, s/n	Rooftop	MAST	(3,5+3,5+3,5+3,5)	3.39	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	NEEDS JANITORING. NO ID PLATE. PARTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT INFORMED
260	7143934	OMJ [PAAIU2211_TORRE]	PAAIU2211	-1.38777	-48.38159	PA	Ananindeua	Rua Coletora Leste, s/n	Greenfield	SELF-SUPPORT.	50	6.23	NOT INFORMED	N/D	Alcatel Telecomunicações	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
261	7144002	OMMA [PABLM2010_TORRE]	PABLM2010	-1.39937	-48.47451	PA	Belem	RUA CUMBICA, Nº03 (ESQ. AV. JULIO CEZAR)	Greenfield	SELF-SUPPORT.	30	12,13 (11,09+1,44+2,47)	NOT INFORMED	6	BELMERIX LTDA	OK	OK	OK	NOT	STRUCTURE OVERLOADED	FILED	NOT INFORMED
262	7147656	TPP [PAPGN2432_TORRE]	PAPGN2432	-2.978056	-47.363611	PA	Paragominas	Avenida Júlia Kubitschek, s/n Quadra 19 Lote 06	Greenfield	SELF-SUPPORT.	60	2.67	NOT INFORMED	12	C.A.W	NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
263	580927	OMC [CM40024427]	PEIPJ4151	-8.397003	-35.063306	PE	Ipojuca	Rua Frei Vicente Salvador, 203	Greenfield	SELF-SUPPORT.	30	9.47	NOT INFORMED	6	Temcom	OK	OK	OK	PARTS SHOW OXIDATION SIGNS	STRUCTURE OVERLOADED	LICENSABLE	NOT INFORMED
264	7140626	TCBR [PBCBO4517_TORRE]	PBCBO4517	-7.144494	-34.813	PB	Joao Pessoa	Rua Mirtes Bichara Sobreira, 66	Rooftop	MAST	4	1.31	NOT INFORMED	N/D	SIEMENS	NOK	OK	NOK	EQUIPMENT CABINET AND PLATFORM/SKID OXIDATED. NO REST PLATFORM. WARNING LIGHTING INOPERATIVE. COMPONENTS SHOW OXIDATION SIGNS.	NOT	FILED	NOT INFORMED
265	7140737	3306 [PEJBO3306_TORRE]	PEJBO3306	-8.176417	-34.917167	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 2600	Rooftop	MAST	(8+8+8+8+8+8)	(1,07+1,07+1,07+1,13+1,13+1,13)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT INFORMED
266	7140799	3225 [PEPOX3225_TORRE]	PEPOX3225	-8.033194	-34.920806	PE	Recife	Estrada das Ubaias 634	Rooftop	MAST	(11+11+11)	(0,88+0,88+0,88)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT INFORMED
267	7147089	OBV [PEESP3039_TORRE]	PEESP3039	-8.04175	-34.8928	PE	Recife	RUA QUARENTA E OITO Nº434 - EDF. NICOLAU II	Rooftop	MAST	7	2.9	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT INFORMED
268	7147090	OCO [PEIDL3038_TORRE]	PEIDL3038	-8.0683611	-34.892722	PE	Recife	RUA CAP. JOSÉ DA LUZ,25	Rooftop	MAST	5	1.45	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	MASTS WITHOUT REST PLATFORMS	NOT	LICENSABLE	NOT INFORMED
269	879926	3424	PEOLD3424	-7.976169	-34.834581	PE	Olinda	Avenida José Augusto Moreira 2258 - Edf Cidade de Olinda	Rooftop	MAST	(2+2+2)	(0,88+1,2+1,2)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED	NOT	LICENSABLE	NOT INFORMED
270	576778	6005 [CM40020364]	RNPTL6005	-5.790003	-35.202139	RN	Natal	AVENIDA PRUDENTE DE MORAES, 757	Rooftop	MAST	17	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT INFORMED
271	7140797	3128 [PEPNM3128_TORRE]	PEPNM3128	-8.036028	-34.913778	PE	Recife	Avenida 17 de Agosto 500	Rooftop	TUBULAR MOUNT	(12+12+12)	(0,9+0,9+0,9)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED. NO WARNING LIGHTING.	NOT	FILED	NOT INFORMED
272	7141356	COO7 [SPWCO3719_TORRE]	SPWCO3719	-23.5465	-46.6481	SP	Sao Paulo	Rua Amaral Gurgel, 518 - Consolação	Rooftop	MAST	(5+5+5)	(0,76+0,97+0,76)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGAED + PLATFORM/SKID OXIDATED.	NOT	LICENSED	YES
273	7142470	CTO1 [SPWRE4004_TORRE]	SPWRE4004	-23.54646667	-46.63949444	SP	Sao Paulo	Rua Coronel Xavier de Toledo, 70 - República	Rooftop	MAST	(6+6+6)	(1,25+0,62+0,62)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSED	YES
274	7142471	CTO2 [SPWRE4005_TORRE]	SPWRE4005	-23.53869722	-46.63580833	SP	Sao Paulo	Av. Prestes Maia, 702	Rooftop	MAST	(4+4+4+4)	(0,88+0,16+0,68+0,88)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
275	7142696	IBI8 [SPWIB3779_TORRE]	SPWIB3779	-23.582321	-46.675807	SP	Sao Paulo	Rua Jesuino Arruda, 327 - Itaim Bibi	Rooftop	MAST	(3+4+4)	2.83	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSED	YES
276	7142750	IRA6 [SPWIR3753_TORRE]	SPWIR3753	-23.5957	-46.60534	SP	Sao Paulo	Rua Costa Aguiar, 2446 - Ipiranga	Rooftop	MAST	(4+4+4)	(0,70+0,49+0,95)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	COMPONENTS SHOW OXIDATION SIGNS. NO WARNING LIGHTING.	NOT	LICENSED	YES
277	7144623	CPV1 [SPWPZ3047_TORRE]	SPWPZ3047	-23.537537	-46.676035	SP	Sao Paulo	Rua Campevas, nº 313/325 - Perdizes	Rooftop	MAST	(5+5+5)	(1,51+0,72+0,93)	NOT INFORMED	N/D	Zopone Engenharia	NOK	OK	NOK	LADDER AND LIGHTNING ROD DAMAGED. COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT
278	7141055	CEA2 [SPGJA4743_TORRE]	SPGJA4743	-23.99758	-46.26031	SP	Guaruja	Rua Mário Ribeiro, 886	Rooftop	MAST	(3+3+3)	(0,98 + 0,76+0,76)	NOT INFORMED	N/D	Nokia Siemens Networks	NOK	OK	NOK	LIGHTNING ROD DAMAGED. COMPONENTS SHOW OXIDATION SIGNS. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT
279	7141064	GRA1 [SPGJA5009_TORRE]	SPGJA5009	-24.00209167	-46.26845833	SP	Guaruja	Rua José Avelino de Oliveira, 260	Rooftop	MAST	(4+4+4)	(1,18+1,02+1,02)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET AND OTHER COMPONENTS OXIDATED. NEEDS JANITORING. NO ID PLATE.	NOT	LICENSABLE	NOT
280	7141856	COC1 [SPPGE5277_TORRE]	SPPGE5277	-24.03057	-46.47799	SP	Praia Grande	Rua Afonso Chaves, 43	Rooftop	MAST	(3+3+3+3)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS. NO ID PLATE.	NOT	FILED	NOT INFORMED
281	7142458	JP17 [SPWJP3849_TORRE]	SPWJP3849	-23.55875278	-46.65911111	SP	Sao Paulo	Av. Paulista, 2006 - Bela Vista	Rooftop	MAST	(3+3)	(0,68+1,52)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. COMPONENTS SHOW OXIDATION SIGNS. NO ID PLATE.	NOT	FILED	YES
282	7142463	JAR1 [SPWJP3854_TORRE]	SPWJP3854	-23.56957	-46.67254	SP	Sao Paulo	Avenida Brasil, S/N - Jardim América (Praça Nossa Senhora do Brasil)	Rooftop	MAST	(3+3+3)	2.43	NOT INFORMED	N/D	Tel Telecomunicações	OK	OK	OK	NO ID PLATE. PARTS SHOW OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
283	7142769	IPI1 [SPWIR3760_TORRE]	SPWIR3760	-23.5946	-46.5872	SP	Sao Paulo	Rua Vemag 1, Vila Independência	Rooftop	MAST	(3+3+3)	(0,94 + 0,63+0,91)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE. PARTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
284	7144475	JP19 [SPWJP3068_TORRE]	SPWJP3068	-23.56922	-46.65798	SP	Sao Paulo	Rua Batatais, 558	Rooftop	MAST	(4+4+4)	(0,68 + 0,89 + 1,23)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE. PARTS SHOW OXIDATION SIGNS. LIGHTNING ROD DAMAGED.	NOT	LICENSED	YES
285	7141723	CEN2 [SPPAA5239_TORRE]	SPPAA5239	-22.72492	-47.64866	SP	Piracicaba	Rua Praça da Catedral Dom Ernesto de Paula, 170 - Centro	Rooftop	MAST	(3+3+3+3)	(0,21+1,99+0,43+1,30)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE. PARTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
286	533391	OI06 [CM30010922]	SPWCL3670	-23.62315	-46.75023	SP	Sao Paulo	Rua Caverá, 55 - Jardim Umarizal	Greenfield	POST	40	4.96	NOT INFORMED	12	Telemont	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
287	532140	OI02 [CM30010061]	SPWAN3570	-23.4394	-46.7901	SP	Sao Paulo	AV. Felippo Sturba, S/N - Anhaguera	Greenfield	SELF-SUPPORT.	50	10.95	NOT INFORMED	15	Everest Engenharia de Infra-estrututra	OK	OK	OK	COMPONENTS SHOW OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
288	7140974	CTO2 [SPCAS4848_TORRE]	SPCAS4848	-22.90313	-47.05807	SP	Campinas	Rua General Osório, 1233 - Centro	Rooftop	MAST	(3+3+5+5+5)	3.3	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATES. COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
289	7141035	CTO5 [SPCAS4871_TORRE]	SPCAS4871	-22.90455	-47.05212	SP	Campinas	Rua Júlio de Mesquita, 36	Rooftop	MAST	(3,3+3,3+3,3)	(2,85+1,66+0,53)	NOT INFORMED	N/D	Nokia Siemens Networks	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSED	YES
290	7141038	JNE1 [SPCAS4876_TORRE]	SPCAS4876	-22.94	-47.06226	SP	Campinas	Rua Vargem Grande do Sul, 506 - Esquina com Avenida Baden Powell	Rooftop	MAST	(8+8+8)	(1,27+0,86+0,86)		N/D	Tel Telcomunicações	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
291	7141421	CTO1 [SPITA4429_TORRE]	SPITA4429	-23.006	-46.84016	SP	Itatiba	Rua Quintino Bocaiúva, 343	Rooftop	MAST	(6+6+4+3)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
292	7141986	CTO3 [SPSOC5568_TORRE]	SPSOC5568	-23.50116389	-47.45195278	SP	Sorocaba	Rua Capitão Nascimento Filho, 171	Rooftop	MAST	(4+4+4+4)	(0,76+0,90+0,76+0,76)	NOT INFORMED	N/D	Porto Seguro Engenharia	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
293	7142644	MCA2 [SPWMC3921_TORRE]	SPWMC3921	-23.54983267	-46.6034218	SP	Sao Paulo	Rua João Caetano, 379	Greenfield	POST	30	11.32	NOT INFORMED	12.96	NOT INFORMED	OK	OK	OK	JANITORING	NOT	NOT INFORMED	NOT INFORMED
294	644859	005V [CM50060666]	SCBCU0005	-26.98771144	-48.63645491	SC	Balneario Camboriu	Av. Alvin Bauer, 379	Rooftop	MAST	(1,5+1,5+1,5)	(0,47+0,47+0,47)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	CEILING INFILTRATION + OI RRUS INSTALLATION	NOT	LICENSABLE	NOT
295	660242	054B [CM50052771]	PRCTA0054	-25.59061389	-49.27764722	PR	Curitiba	Rua Prof. Lycio G. de C.Vellozo, 191	Rooftop	MAST	(2+2+2)	(0,75+0,75+0,75)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	FILED	NOT INFORMED
296	651280	151P [CM50055612]	PRCTA0151	-25.4303056	-49.27025	PR	Curitiba	Rua XV de Novembro, 360	Rooftop	MAST	4	2.26	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. NO SITE IDENTIFICATION.	NOT	FILED	NOT INFORMED
297	879549	061P	RSCSL0061	-29.16858	-51.18822	RS	Caxias Do Sul	Rua Sinimbu, 2682	Rooftop	MAST	(3,70+3,70)	(1,48 + 0,74)	NOT INFORMED	N/D	N/A	NOK	OK	NOK	EQUIPMENT CABINET AND CONDUITS OXIDATED	NOT	LICENSABLE	NOT
298	650165	214P [CM50055473]	PRLDA0214	-23.31271389	-51.1759	PR	Londrina	Rua Sem. Souza Naves, 45	Rooftop	MAST	4	1.82	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED, GENERAL JANITORING, REPLACE REST PLATFORM	NOT	FILED	NOT
299	649224	126P [CM50054369]	PRCTA0126	-25.4263889	-49.2561111	PR	Curitiba	Rua Sete de Abril, 571	Rooftop	MAST	5	2.38	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED + WARNING LIGHTING INOPERATIVE. GENERAL JANITORING. COMPONENTS OXIDATED. NO SITE IDENTIFICATION.	NOT	FILED	NOT INFORMED
300	658738	142P [CM50053718]	PRCTA0142	-25.4197222	-49.2663889	PR	Curitiba	Av. João Gualberto, 623	Rooftop	MAST	(3+3+3+3)	3.07	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET AND OTHER SMALLER COMPONENTS OXIDATED. GENERAL JANITORING.	NOT	FILED	NOT INFORMED
301	659790	057B [CM50053073]	PRCTA0057	-25.44751944	-49.29173333	PR	Curitiba	Largo Alfredo Parodi, 1441	Rooftop	MAST	(2+2+2)	2.6	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET AND OTHER SMALLER COMPONENTS OXIDATED. GENERAL JANITORING. WARNING LIGHTING INOPERATIVE.	NOT	FILED	NOT INFORMED
302	660390	123P [CM50053472]	PRCTA0123	-25.434067	-49.282341	PR	Curitiba	Alameda Dr. Carlos de Carvalho, 771 - Centro	Rooftop	MAST	3	2.32	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. NO ID PLATE. COMPONENTS SHOW OXIDATION SIGNS.	NOT	FILED	NOT INFORMED
303	7144833	052C [RSCSL0052_TORRE]	RSCSL0052	-29.168377	-51.203406	RS	Caxias Do Sul	Av. Júlio de Castilhos, 4054	Rooftop	MAST	6	1.67	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED, NO IDENTIFICATION, WARNING LIGHTING INEXISTENT, OTHER COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
304	7147523	467P [PRPGO0467_TORRE]	PRPGO0467	-25.07564622	-50.176363	PR	Ponta Grossa	Rua Varnhagem, 366	Rooftop	MAST	(6+6+6)	2.25	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LIGHTNING ROD OXIDATED	NOT	NOT INFORMED	NOT INFORMED
305	879216	103P-3	PRCTA0103	-25.4291667	-49.2633332	PR	Curitiba	Rua Marechal Deodoro, 950	Rooftop	MAST	(3+3)	5	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LIGHTNING ROD OXIDATED	NOT	FILED	NOT INFORMED
306	879542	054P	RSCSL0054	-29.154564	-51.171622	RS	Caxias Do Sul	Rua Gen. Arcy da Rocha Nobrega, 504- Jardim América	Rooftop	MAST	6	1.67	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED, SHOWING INADEQUATE POWER CONDUIT. REST PLATFORM OXIDATED.	NOT	LICENSABLE	NOT
307	532116	PPA1 [CM30009364]	SPWCN3674	-23.50513	-46.50943	SP	Sao Paulo	R. Maria Angélica Franci, - Vila Franci	Greenfield	SELF-SUPPORT.	40.35	5.42	NOT INFORMED	9.58	NOT INFORMED	OK	OK	OK	JANITORING	NOT	LICENSABLE	NOT
308	533252	OIA [CM30010697]	SPWIP3017	-23.49238	-46.3926	SP	Sao Paulo	R. Manuel Martins de Melo, S/N- Vila Itaim	Greenfield	SELF-SUPPORT.	50	2.29	NOT INFORMED	12	NETWORKER TELECOM	OK	OK	OK	JANITORING. SOME COMPONENTS SHOW BEGINNING OXIDATION. WARNING LIGHTING WITHOUT BRACE.	NOT	NOT INFORMED	NOT INFORMED
309	533269	OJC [CM30010576]	SPWIP3018	-23.50641	-46.385	SP	Sao Paulo	Avenida Tomé Dias Laço, S/N - Itaim Paulista	Greenfield	SELF-SUPPORT.	60	5.85	NOT INFORMED	N/D	NOT INFORMED NOT INFORMED	OK	OK	OK	JANITORING. LIGHTNING ROD CABLE BROKEN. COMPONENTS SHOW BEGINNING OXIDATION.	NOT	NOT INFORMED	NOT INFORMED
310	650163	219P [CM50055471]	PRLDA0219	-23.31101024	-51.17869713	PR	Londrina	R. Astorga, 80- Hedy	Rooftop	MAST	(3+3)	2.14	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQ. CABINET OXIDATED. NO REST PLATFORM.	NOT	FILED	NOT
311	660363	015B [CM50053739]	PRASS3015	-23.3735	-50.843	PR	Assai	Rua Manoel Ribas, 950	Greenfield	SELF-SUPPORT.	30	8.59	NOT INFORMED	N/D		NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES. NO WARNING LIGHTING COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
312	531042	JSE4 [CM30009140]	SPWJH3830	-23.48289	-46.41926	SP	Sao Paulo	Rua Tetxeira, 146 - Jardim Helena	Greenfield	SELF-SUPPORT.	46	1.93	NOT INFORMED	N/D	Clemar Engenharia	OK	OK	OK	NOT	NOT	FILED	YES
313	533328	OI06 [CM30010719]	SPGRS3000	-23.47245	-46.3944	SP	Guarulhos	Rua Candelária, S/N - Jardim Jacy	Greenfield	SELF-SUPPORT.	40	3.69	NOT INFORMED	12	NETWORKER TELECOM	NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES + REPAIR FENCE + WARNING LIGHTING DAMAGED	NOT	LICENSABLE	NOT INFORMED
314	7144621	ILR [SPWMR2678_TORRE]	SPWMR2678	-23.60001	-46.71906	SP	Sao Paulo	Rua Jules Rimet, estádio Cícero P. de Toledo, portão 04, Morumbi	Rooftop	MAST	32	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO LIGHTNING ROD, NO WARNING LIGHTING	NOT	LICENSABLE	NOT INFORMED
315	880077	856	RSPAE0856	-30.118054	-51.253761	RS	Porto Alegre	Av. Wenceslau Escobar, 3407	Rooftop	MAST	6	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	YES
316	7146853	13 [RSPAE0013_MAST]	RSPAE0013	-30.065389	-51.186222	RS	Porto Alegre	Rua Coronel Aparício Borges, S/N - Glória	Rooftop	MAST	(6+6)	5	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	GUARDRAIL OXIDATED	NOT	LICENSED	YES
317	532881	NOFA [CM30009734]	RJCPB2225	-22.96206	-43.174784	RJ	Rio De Janeiro	Av. Princesa Isabel, nº 320	Rooftop	MAST	(5+2+3)	(2,70 + 0,04 + 0,58)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	NOT INFORMED	NOT INFORMED
318	532560	SCRA [CM30010382]	RJSCT0038	-22.899465	-43.200305	RJ	Rio De Janeiro	Rua Cardoso Marinho, 18	Rooftop	MAST	6	3.13	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION. LADDER SHOWS NATURAL USAGE WEAR.	NOT	NOT INFORMED	NOT INFORMED
319	531670	IRDG [CM30008807]	RJVPN0027	-22.841119	-43.312	RJ	Rio De Janeiro	Rua Engº Lafaiete Stockler 961, Vila da Penha	Rooftop	MAST	(6+6)	5,13+3,17	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK. TILES DAMAGED.	NOT	NOT INFORMED	NOT INFORMED
320	656155	360B [CM50057786]	GOIUB0360	-18.418944	-49.216222	GO	Itumbiara	Setor Central - Praça da República. CEP. 75503-900	Greenfield	SELF-SUPPORT.	9	0.91	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE. TOWER STRUCTURES SHOW HEAVY CORROSION. LADDER STRUCTURES OXIDATED. LIGHTNING ROD CABLE BROKEN. WARNING LIGHTING INOPERATIVE.	STRUCTURE OVERLOADED	LICENSABLE	NOT
321	648465	CMEL [CM50047363]	MGSLZ2004	-19.85048	-43.96363	MG	Belo Horizonte	Avenida Antônio Carlos, 8100 - Pampulha Mall	Rooftop	MAST	6	1.85	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
322	648473	BMD [CM50047371]	MGBEL2018	-19.968181	-43.93449	MG	Belo Horizonte	Rua Afonso Costa Reis, 65	Rooftop	MAST	(6+4)	(1,81+1,05)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
323	647482	OI20 [CM50048082]	MGCTO4130	-19.923924	-43.938501	MG	Belo Horizonte	Rua Espirito Santo - 1059	Rooftop	MAST	6	(1,81+1,05)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	FILED	NOT INFORMED
324	648284	OI11 [CM50047466]	MGCTO4308	-19.91892	-43.93906	MG	Belo Horizonte	RUA CARIJOS, 424 - SALA 08 (PRAÇA SETE DE SETEMBRO)	Rooftop	MAST	(2,5+2,5+2,5+2,5+2,5+2,5)	(1,231+1,231+1,231)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
325	7148868	CTDI [3GMGDVL3098_TORRE]	MGDVL3098	-20.1419	-44.8893	MG	Divinopolis	Rua Rio de Janeiro, 434	Rooftop	MAST	(6+6)	2.8	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	MAINTENANCE OF THE LIGHTNING ROD SUSTENTATION CABLES	NOT	LICENSABLE	NOT INFORMED
326	7150749	OMQ [3GRJCTO3347_TORRE]	3GRJCTO3347	-22.898906	-43.180778	RJ	Rio De Janeiro	RUA BENEDITINOS, 23	Rooftop	MAST	6	0.91	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
327	531226	NIU [CM30008851]	NULL	-22.7575837	-43.4465363	RJ	Nova Iguacu	AVENIDA NILO PEÇANHA,450	Rooftop	MAST	4	2.51	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO MATTING, NO WARNING LIGHTING. COMPONENTS SHOW OXIDATION AND MAINTENANCE NECESSITY.	NOT	NOT INFORMED	NOT INFORMED
328	531259	RC04 [CM30009565]	RJRCP0091	-22.930766	-43.208619	RJ	Rio De Janeiro	AVENIDA PAULO DE FRONTIN, 739	Rooftop	MAST	6	3.13	NOT INFORMED	N/D	SBA	OK	OK	NOK	PREVENTIVE MATTING MAINTENANCE DUE TO OXIDATION	NOT	NOT INFORMED	NOT INFORMED
329	531612	BP01 [CM30008501]	RJBTJ0728	-22.997497	-43.358574	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 4666, CEP:22631903	Rooftop	MAST	9	3.73	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	WARNING LIGHTING DAMAGED	NOT	LICENSABLE	NOT
330	532663	OJBD [CM30009331]	RJJBT0343	-22.968802	-43.234633	RJ	Rio De Janeiro	Rua Pacheco Leão, 1235 - Fundos - Jardim Botânico, Rio de Janeiro - RJ, 22460-905	Rooftop	MAST	10	2.23	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
331	7147639	425P [GOGNA0425_TORRE]	GOGNA0425	-16.6598889	-49.2595833	GO	Goiania	ARAGUAIA SHOPPING - RUA 44	Rooftop	MAST	13.5	3.14	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
332	532340	BTRH [CM30010373]	RJBTJ0466	-22.987643	-43.358213	RJ	Rio De Janeiro	RUA BAHUINEAS DA PENISULA, 200	Rooftop	MASTSELF-SUP	(7+7)	(1,03 + 1,86)	NOT INFORMED	N/D	ZOPONE	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
333	533025	OMP [CM30009431]	RJCBF1002	-22.816308	-41.980516	RJ	Cabo Frio	ESTRADA DE CABO FRIO E BUZIOS, S/N	Greenfield	POST	60	5.32	NOT INFORMED	11.61	GILTEK SERVIÇOS LTDA	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
334	7146525	OB07 [RJBTJ2675_TORRE]	RJBTJ2675	-23.001226	-43.38578	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 7777	Rooftop	SELF-SUPPORT.	21	2.37	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	JANITORING	NOT	LICENSABLE	NOT
335	7149019	OIMN [RJMGB0066_TORRE]	RJMGB0066	-22.950579	-44.073359	RJ	Mangaratiba	RODOVIA RIO SANTOS, 0	Rooftop	MAST	12	(0,50 + 0,50)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
336	7144398	DFROD0119_TORRE	DFROD0119	-16.944194	-47.315306	GO	Cristalina	Rodovia Br 040, Brasilia-Belo Horizonte, Km: 35 - N S/N	Greenfield	SELF-SUPPORT.	60	1.61	NOT INFORMED	12	METALICAS ESTRUTURAS	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
337	530898	OMR [CM30008289]	RJMGE0314	-22.595189	-43.187617	RJ	Mage	RUA RAFAEL COZOLINO, QUADRA L, LOTE 3.	Greenfield	SELF-SUPPORT.	40	3.93	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	JANITORING. NO WARNING LIGHTING.	NOT	NOT INFORMED	NOT INFORMED
338	531614	BT08 [CM30008503]	RJBTJ0412	-22.99681	-43.3462	RJ	Rio De Janeiro	Av. Das Américas, 3434 - Bloco 5. Condomínio Mário Henrique Simonsen	Rooftop	MAST	5	2.45	NOT INFORMED	N/D	NETWORKER TELECOM IND E COM REPRES LTDA	NOK	OK	NOK	MATTING AND OTHER COMPONENTS OXIDATED. TOWER BASE BLOCKS NEED MAINTENANCE.	NOT	NOT INFORMED	NOT INFORMED
339	531770	CTLA [CM30009832]	RJCTO0960	-22.90602	-43.177014	RJ	Rio De Janeiro	Rua Sao Jose, 90	Rooftop	MAST	(6+6+6)	1.63	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	SOME PARTS OF THE TOWER STRUCTURES SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
340	662599	393P [CM50059470]	GOGNA0393	-16.698553	-49.259136	GO	Goiania	AV. 136, QUADRA 239, LOTE 9/10.	Rooftop	MAST	10	11.67	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT
341	663318	278P [CM50060344]	GOACG0278	-16.736694	-49.260222	GO	Aparecida De Goiania	RUA CAPIBARIBE Q 22, 0	Rooftop	POST	6	4.83	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	LIGHTNING ROD ADEQUATION	NOT	NOT INFORMED	NOT INFORMED
342	7144949	3GGOGNA0492_TORRE	GOGNA0492	-16.6756999	-49.2660699	GO	Goiania	RUA 04 ESQ. C RUA 02-A, QD.5A, LT.01, Nº1.502. SETOR CENTRAL	Rooftop	MAST	4	2.57	NOT INFORMED	N/D	NOT INFORMEDTEL	OK	OK	NOK	NOT	NOT	LICENSABLE	NOT
343	531356	PPP [CM30009165]	RJRAM0054	-22.86132	-43.280486	RJ	Rio De Janeiro	PROXIMO AO MERCADINHO FRANKFULL	Rooftop	MAST	2	(0,72 + 1,04 + 0,40)	NOT INFORMED	N/D	TELECOMUNICAÇÕES LTDA	NOK	OK	NOK	LIGHTNING ROD DAMAGED. TOWER BASE BLOCKS DAMAGED. REST PLATFORM OXIDATED.	NOT	NOT INFORMED	NOT INFORMED
344	7143247	OBT1 [RJBTJ2112_TORRE]	RJBTJ0411	-22.998897	-43.34343	RJ	Rio De Janeiro	Av. das Américas, 3120	Rooftop	MAST	6	0.65	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO WARNING LIGHTING	NOT	NOT INFORMED	NOT INFORMED
345	7143674	HOT [RJIRJ0023_TORRE]	RJIRJ0023	-22.825248	-43.325317	RJ	Rio De Janeiro	Rua Hannibal Porto, 450	Rooftop	MAST	6	11.721	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
346	879574	RDSA-1	RJCTO0218	-22.908718	-43.184914	RJ	Rio De Janeiro	AVENIDA GOMES FREIRE, 196	Rooftop	MAST	6	2.54	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	HOLDER AT ONE OF THE TOWERS SHOWS OXIDATION SIGNS	NOT	NOT INFORMED	NOT INFORMED
347	530789	DQ12 [CM30008584]	RJDQX2829	-22.784744	-43.307403	RJ	Duque De Caxias	RUA PORTO ALEGRE, 515	Rooftop	MAST	(5+5)	(1,56+2,80)	NOT INFORMED	N/D	PROMOM TELECOM	NOK	OK	OK	NEEDS JANITORING. NO WARNING LIGHTING.	NOT	NOT INFORMED	NOT INFORMED
348	531862	BT20 [CM30008374]	RJBTJ0403	-22.987281	-43.366802	RJ	Rio De Janeiro	Rua L, 4 - Barra da Tijuca, Rio de Janeiro - RJ (ATRAS DA CHURRASCARIA RIO BRASA)	Greenfield	POST	30	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	LI. ROD AND WARNING LIGHTING INOPERATIVE	NOT	NOT INFORMED	NOT INFORMED
349	532459	FSP1 [CM30009630]	RJSQR0550	-22.8938	-42.4685	RJ	Saquarema	Rua Segisfredo Bravo, 9	Greenfield	POST	40	3.07	NOT INFORMED	6	PORTO SEGURO ENGENHARIA LTDA	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
350	532704	OME [CM30010095]	RJMRC0522	-22.914911	-42.9326	RJ	Itaborai	RUA GILMAR DOS SANTOS DUARTE , S/N - QU14 LT12	Greenfield	POST	30	7	NOT INFORMED	7	CLEMAR ENGENHARIA	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSED	YES
351	647499	CCRS [CM50047809]	MGSTO4302	-19.94494	-43.94331	MG	Belo Horizonte	Rua Carangola, 670 com Rua Cristina	Rooftop	MAST	20	(1,808 + 0,961)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
352	648287	IIU1 [CM50047469]	MGEPL4323	-19.902233	-43.906677	MG	Belo Horizonte	RUA BEGONIA, 72	Greenfield	POST	30	6.96	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	JANITORING AND REPLACEMENT OF OXIDATED SCREWS	NOT	FILED	NOT
353	7142957	SOL [MGFUN4153_TORRE]	MGFUN4153	-19.92711	-43.9262	MG	Belo Horizonte	Av. Brasil , 709	Rooftop	MAST	6	2.568	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
354	521576	OMN [CM20006231]	PAMBA2346	-5.2052	-49.613	PA	Maraba	FOLHA 32, QD. 13, LOTE 8, S/N - NOVA MARABÁ	Greenfield	SELF-SUPPORT.	60	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
355	7141440	BRA5 [SPWBS5671_TORRE]	SPWBS5671	-23.54322	-46.61921	SP	Sao Paulo	RUA DO GASOMETRO, 741, CEP: 3004 - 000	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO IDENTIFICATION, NO WARNING LIGHTING. REST PLATFORM, TOWER BASES AND FASTENING SCREWS SHOW OXIDATION. BASES SHOW CRACKS.	NOT	LICENSABLE	NOT
356	7141443	BTA1 [SPWBU3625_TORRE]	SPWBU3625	-23.57189	-46.70561	SP	Sao Paulo	RUA ARMANDO FAIRBANKS, 310	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
357	521825	CTN1 [CM20006240]	PAMBA2311	-5.34899	-49.13479	PA	Maraba	RUA CINCO DE ABRIL, 3410	Greenfield	SELF-SUPPORT.	40	8.5158	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	JANITORING. NO WARNING LIGHTING. CONCRETE BASE SHOWS CRACKS.	NOT	LICENSABLE	NOT
358	662011	OMC [CM50048864]	ESVVA3045	-20.334249	-40.29406	ES	Vila Velha	RUA ALISON SIMOES, 306	Greenfield	SELF-SUPPORT.	3	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	JANITORING	NOT	FILED	NOT INFORMED
359	648835	OI07 [CM50047580]	MGJFA5046	-21.76003	-43.34818	MG	Juiz De Fora	RUA MARECHAL DEODORO, 444	Rooftop	MAST	(3+4)	NOT INFORMED	NOT INFORMED	N/D	ZOPONE ENGENHARIA	OK	OK	NOK	JANITORING. NO WARNING LIGHTING.	NOT	FILED	NOT INFORMED
360	647608	BAHE [CM50047435]	MGURA5544	-19.74954	-47.93671	MG	Uberaba	Praça Rui Barbosa, 300 , (ELVIRA SHOPPING)	Rooftop	MAST	(6+6+6)	(1,45 + 2,023 + 1,183)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED. WARNING LIGHTING NEEDS MAINTENANCE	NOT	FILED	NOT INFORMED
361	651384	PBMG [CM50046761]	MGBSM6267	-17.01712	-46.09017	MG	Brasilandia De Minas	FAZENDA GLEBA DA BARRA, S/N	Rooftop	MAST	2.3	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO IDENTIFICATION, NO WARNING LIGHTING.	NOT	LICENSED	YES
362	647757	CDOA [CM50046840]	MGJFA5116	-21.766537	-43.347744	MG	Juiz De Fora	AVENIDA BARÃO DO RIO BRANCO	Rooftop	MAST	(2+6)	4.164	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD AND LADDER DAMAGED.	NOT	FILED	NOT INFORMED
363	659049	OI01 [CM50042733]	MGCRY6387	-17.187222	-41.696389	MG	Carai	RUA JOSE VICENTE COIMBRA, 260	Greenfield	POST	42	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
364	656975	274P [CM50058593]	GOVPI5274	-16.056833	-47.983083	GO	Valparaiso De Goias	QUADRA 5, 0, CEP:72871005	Rooftop	MAST	6	3.17	NOT INFORMED	N/D	PROMON TELECOM	OK	OK	NOK	STRUCTURE REQUIRES URGENT MAINTENANCE DUE TO HEAVY OXIDATION, DANGER OF COLLAPSE.	NOT	LICENSABLE	NOT
365	658852	MGRR [CM50043641]	MGRPN5688	-19.07736	-46.20436	MG	Rio Paranaiba	RODOVIA BR 354, 0	Greenfield	SELF-SUPPORT.	50	2.59	NOT INFORMED	9	NETWORKER TELECOM IND. COM REPRESENTAÇÕES LTDA	OK	OK	OK	COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
366	7149948	OLB [RJLEB0130_TORRE]	RJLEB0130	-22.982028	-43.224083	RJ	Rio De Janeiro	Rua Dias Ferreira, Nº 658	Rooftop	MAST	3	2.35	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	CLEAR UP CABLES + LADDER OXIDATED. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT
367	658278	225P [CM50059013]	DFBSA0225	-15.76248	-47.93435	DF	Brasilia	Saan Quadra 3 Lote 870 - N S/N	Rooftop	GUYED	10	2.15	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	PREVENTIVE MAINTENANCE AT THE TOWER SCREWS DUE TO OXIDATION	NOT	NOT INFORMED	NOT INFORMED
368	7146590	34 [DFBSA0034_TORRE]	DFBSA0034	-15.790533	-47.875706	DF	Brasilia	SET SAUN QD 3 BL A , 0 SET AUTARQUIAS NORTE. PLANO PILOTO	Rooftop	MAST	4	3.58	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	NOT INFORMED	NOT INFORMED
369	647506	TB14 [CM50047816]	MGBEL4055	-19.8894444	-43.9680556	MG	Belo Horizonte	Rodovia Br-356 , 3049 - Bh Shopping	Rooftop	MAST	3	3.57	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQ. CABINET OXIDATED. NO WARNING LIGHTING.	NOT	FILED	NOT
370	661823	OIS2 [CM50048185]	MGFLO4125	-19.89663	-43.93488	MG	Belo Horizonte	Rua Jacuí, 1882	Rooftop	MAST	6	3.57	NOT INFORMED	N/D	AIM TELECOM	NOK	OK	OK	EQUIPMENT CABINET OXIDATED. WARNING LIGHTING DOES NOT WORK.	NOT	FILED	NOT INFORMED
371	530741	BE03 [CM30009185]	RJBER0244	-22.75329	-43.403386	RJ	Belford Roxo	AVENIDA RETIRO DA IMPRENSA, 595	Rooftop	MAST	(6+6+6+6+6+6+6+6+6+6+6+6)	8.58	NOT INFORMED	N/D	Nokia Siemens Networks	NOK	OK	OK	NEEDS JANITORING. MAINTENANCE AT WARNING LIGHTING AND LIGHTNING ROD.	NOT	FILED	NOT INFORMED
372	659486	MOR [CM50043679]	MGIRO4867	-20.21091667	-43.72011111	MG	Itabirito	ESTRADA PRINCIPAL, S/N	Greenfield	SELF-SUPPORT.	40	0.85	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES + REPLACEMENT OF FENCE.	NOT	LICENSABLE	NOT
373	532987	OITL [CM30009603]	RJPRT0526	-22.94684	-43.05836	RJ	Niteroi	Rua Átila Nunes, Nº 14	Greenfield	SELF-SUPPORT.	30	6.38	NOT INFORMED	6	NOT INFORMED	OK	OK	OK	NOT	STRUCTURE OVERLOADED	WITHOUT LEGISLATION	N/A
374	7145458	503 [SCSOO0503_TORRE]	SCSOO0503	-27.559494	-48.619475	SC	Sao Jose	RUA AMBRÓSIO DA SILVA, 223	Greenfield	SELF-SUPPORT.	18	6.11	NOT INFORMED	6.11	SECCIONAL	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
375	7142436	IBI2 [SPWJP3841_TORRE]	SPWJP3841	-23.5811	-46.6704	SP	Sao Paulo	Avenida São Gabriel, 236 - Jardim Paulista	Rooftop	MAST	(3+3+3+3+4)	2.44	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT
376	7142460	JP14 [SPWJP3851_TORRE]	SPWJP3851	-23.57346	-46.6606612	SP	Sao Paulo	Alameda Campinas, 1600	Rooftop	MAST	(3+3+3+3+6)	2.25	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD OXIDATED	NOT	LICENSED	YES
377	7142591	CES2 [SPWSC4038_TORRE]	SPWSC4038	-23.53759167	-46.65806111	SP	Sao Paulo	Rua Albuquerque Lins, 92	Rooftop	MAST	(4+4+4)	2,62 (0,98 + 0,82 + 0,82)	NOT INFORMED	N/D	TELEMONT Engenharia	NOK	OK	NOK	LIGHTNING ROD OXIDATED	NOT	LICENSED	YES
378	7142694	IBI6 [SPWIB3777_TORRE]	SPWIB3777	-25.06333333	-46.687264	SP	Sao Paulo	Rua Jacurici, 184 - Itaim Bibi	Rooftop	MAST	(4+4+4)	2,52 (0,84 + 0,84 + 0,84)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD OXIDATED	NOT	LICENSED	YES
379	7141657	JDA2 [SPRPO5315_TORRE]	SPRPO5315	-21.1827	-47.8119	SP	Ribeirao Preto	Rua Ana Costa, 555	Rooftop	MAST	(5+5+5+5+5)	10.39	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	FILED	NOT INFORMED
380	7141835	CFE1 [SPPGE5273_TORRE]	SPPGE5273	-24.01348	-46.42288	SP	Praia Grande	Rua São Salvador, 50 - Guilhermina	Rooftop	MAST	(4+4+4)	2.02	NOT INFORMED	N/D	Porto Seguro Engenharia	OK	OK	NOK	NOT	NOT	FILED	YES
381	7141875	JMO1 [SPSTS5391_TORRE]	SPSTS5391	-23.96798	-46.35262	SP	Santos	Av. Presidente Wilson, 90 - José Menino	Rooftop	MAST	(4+4+4+4+4+4+4+4+2)	2.24	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	FILED	NOT INFORMED
382	7141907	CTO1 [SPSTS5398_TORRE]	SPSTS5398	-23.93713	-46.32359	SP	Santos	Praça Dom Idílio José Soares, 42 - Centro	Rooftop	MAST	(3+3+3+2,3+2,3)	3.03	NOT INFORMED	N/D	Tel Telecomunicações	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED.	NOT	FILED	NOT INFORMED
383	7142762	CSA1 [SPWST4072_TORRE]	SPWST4072	-23.632337	-46.703938	SP	Sao Paulo	Rua Rodrigues Pais, 193	Rooftop	MAST	(5+5+5+5)	2,87 (0,42 + 0,68 + 1,09 + 0,68)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD OXIDATED	NOT	FILED	NOT
384	7142808	JBS1 [SPWPN3985_TORRE]	SPWPN3985	-23.55236111	-46.68951944	SP	Sao Paulo	Rua Diana, 740	Rooftop	MAST	(4+4+4)	2,67 (1,03 + 0,82 + 0,82)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
385	7141034	CTO4 [SPCAS4870_TORRE]	SPCAS4870	-22.90766	-47.06089	SP	Campinas	Rua José de Alencar, 675 - Centro	Rooftop	MAST	(3+3+3+5+5)	3.08	NOT INFORMED	N/D	Telemont	NOK	OK	NOK	LADDER DAMAGED	NOT	LICENSABLE	NOT
386	7142493	JQA4 [SPWJQ3808_TORRE]	SPWJQ3808	-23.65476	-46.63874	SP	Sao Paulo	Rua Porcelana, 193 - Vila do Encontro - São Paulo	Rooftop	MAST	(4+4+4)	3,113 (0,782 + 0,782 + 1,549)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
387	649446	048B [CM50054013]	PRCAK0048	-25.67638889	-49.54305556	PR	Contenda	EST. COL. JD. ANA M. CORDEIRO, S/N - ND	Greenfield	SELF-SUPPORT.	76	18.49	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES + REPAIR FENCE. STRUCTURE SHOWS CRACKS. NO WARNING LIGHTING, NO LIGHTNING ROD.	NOT	LICENSABLE	NOT
388	7147710	3054 [PEMAD3054_TORRE]	PEMAD3054	-8.05444	-34.90888	PE	Recife	Rua Real da Torre, 292 - Madalena, Recife - PE	Rooftop	MAST	(5+5+5)	3.359	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	NOK	OK	NOK	CEILING INFILTRATION. NEEDS JANITORING.	STRUCTURE OVERLOADED	FILED	NOT INFORMED
389	7142670	VOA3 [SPWIB3769_TORRE]	SPWIB3769	-23.5884	-46.6881	SP	Sao Paulo	AVENIDA HORÁCIO LAFER, 702	Rooftop	MAST	(3+3+2)	3,891 (0,231 + 1,220 + 2,440)	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	OK	OK	OK	NEEDS JANITORING	NOT	LICENSED	YES
390	7142586	LAP2 [SPWLP3869_TORRE]	SPWLP3869	-23.52361	-46.70666	SP	Sao Paulo	Rua Albion, 229 - Lapa, São Paulo - SP	Rooftop	MAST	(3+3+3+3)	3,082 (1,037 + 0,133 + 0,777 + 1,155)	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	OK	OK	OK	NEEDS JANITORING	STRUCTURE OVERLOADED	LICENSABLE	NOT
391	7141472	BVA2 [SPWBV3588_TORRE]	SPWBV3588	-23.56081	-46.65187	SP	Sao Paulo	ALAMEDA RIO CLARO, BELA VISTA - 157 SÃO -SP	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NECESSITY OF A FEW ANTI-CORROSIVE REPAIRS. LADDER WITHOUT GUARDRAIL. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT
392	532891	PRS1 [CM30010035]	SPWPS3970	-23.40168	-46.74115	SP	Sao Paulo	R. Antônio José Anacleto, S/N, Vila Fanton	Greenfield	POST	40	8.53	NOT INFORMED	12	SECCIONAL	OK	OK	OK	NEEDS JANITORING	NOT	NOT INFORMED	NOT INFORMED
393	533337	IND4 [CM30010728]	SPWMM3098	-23.603793	-46.664739	SP	Sao Paulo	Av. Jacutinga, 632 - Indianópolis	Rooftop	MAST	(5,40+5,40+5,40)	2.91	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSABLE	NOT
394	881185	TNLQ-1	MASLS1520	-2.528322222	-44.31669722	MA	Sao Luis	Rua do Egito, 283 - Centro	Rooftop	MAST	5	19.13	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES. SEVERAL COMPONENTS OXIDATED. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT INFORMED
395	7140750	3011 [PEMAD3011_TORRE]	PEMAD3011	-8.05806	-34.90475	PE	Recife	Rua Demócrito de Souza Filho 71 - EDF SOLAR DO SICUPEMA	Rooftop	MAST	(3+3+3)	2.66	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
396	7143839	2240 [PAICO2240_TORRE]	PAICO2240	-1.34999	-48.45756	PA	Belem	ESTRADA DO TAPANÃ, S/N, KM 1 LT225 - TAPANÃ	Greenfield	SELF-SUPPORT.	40	2.1522	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING. MAINTEN. OF LIGHTNING ROD AND WARN. LIGHT. MANUAL SWITCH OXID.	NOT	LICENSED	YES
397	7141446	BTA4 [SPWBU3628_TORRE]	SPWBU3628	-23.57168	-46.71277	SP	Sao Paulo	AVENIDA CAXINGUI, 175	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO ID PLATE. SOME COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSABLE	NOT
398	7141854	CAV2 [SPPGE5275_TORRE]	SPPGE5275	-24.01983	-46.44942	SP	Sao Paulo	RUA BALNEARIO CAMBURIU, 100	Rooftop	MAST	(6+3+3)	NOT INFORMED	NOT INFORMED	N/D	PORTO SEGURO ENGENHARIA	NOK	OK	NOK	LADDER DAMAGED. NO WARNING LIGHTING.	NOT	FILED	YES
399	7142462	CCR4 [SPWJP3853_TORRE]	SPWJP3853	-23.56107	-46.66273	SP	Sao Paulo	AL ITU,1067 VILA CARAGUATA CONDOMÍNIO EDIFÍCIO JOSÉ HACHEM	Rooftop	MAST	(4+4+4+3)	(0,897705+0,633408+0,633408+0,226195)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO IDENTIFICATION. NEEDS MAINTENANCE AT THE FASTENING OF SEVERAL TOWERS.	NOT	LICENSED	YES
400	7142720	BKN1 [SPWIB3784_TORRE]	SPWIB3784	-23.60386	-46.69205	SP	Sao Paulo	Av. Engenheiro Carlos Berrini, 801	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	MATTING OXIDATED	NOT	LICENSED	YES
401	7144064	OMCN [CEFLA0230_TORRE]	CEFLA0230	-3.746619	-38.469693	CE	Fortaleza	RUA VILEBALDO AGUIAR, ED. JARANA 2200	Rooftop	MAST	(4+5+5)	(0,73104+0,73104+0,73104)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	TOWERS, HOLDERS, REST PLATFORMS, MATTING, BASES AND PARABOLT ANCHORS NEED MAINTENANCE.	NOT	FILED	NOT INFORMED
402	7143964	ODI [PAAIU2221_TORRE]	PAAIU2221	-1.34001	-48.35395	PA	Belem	RUA DISTRITO INDUSTRIAL DE ANANINDEUA, S/N	Greenfield	SELF-SUPPORT.	60	6.909138	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING. WARNING LIGHTING NEEDS REPAIRS. REST PLATFORM SHOWS OXIDATION SIGNS.	NOT	LICENSABLE	NOT
403	7140821	TN01 [PESTA3001_TORRE]	PESTA3001	-8.06436	-34.876722	PE	Recife	RUA IMP D PEDRO II , 325	Rooftop	MAST	5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING. NO WARNING LIGHTING. BASES SHOW SIGNS OF WEAR. CLEAR UP CABLES. COMPONENTS SHOW OXIDATION SIGNS.	NOT	FILED	NOT INFORMED
404	7140823	3022 [PESTA3022_TORRE]	PESTA3022	-8.06311	-34.879278	PE	Recife	Avenida Guararapes 154	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO WARNING LIGHTING. MATTING AND OTHER COMPONENTS OXIDATED.	NOT	FILED	NOT INFORMED
405	7149558	ODV [PEAFO3382_TORRE]	PEAFO3382	-8.510037	-41.010361	PE	Afranio	RUA JOSE VICENTE DE ARAUJO, 0	Greenfield	SELF-SUPPORT.	40	0.8201	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
406	7142435	BVA6 [SPWJP3840_TORRE]	SPWJP3840	-23.56307	-46.6535	SP	Sao Paulo	AVENIDA PAULISTA, EDIFÍCIO ASAHI,1274	Rooftop	MAST	(6+6+6)	(0,28329+0,28329+0,28329)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
407	580400	OMC [CM40025612]	PIGMN1360	-7.362638889	-41.36263889	PI	Geminiano	AV BRASIL, Nº 230	Greenfield	SELF-SUPPORT.	50	NOT INFORMED	NOT INFORMED	N/D	CLEMAR ENGENHARIA LTDA	OK	OK	OK	DAMAGES AT THE LADDER BASE PLATE AND LIFELINE	NOT	LICENSABLE	NOT INFORMED
408	520993	2134 [CM20006419]	PABLM2134	-1.45478	-48.49011	PA	Belem	AV. DR MORAES 121 NAZARÉ	Rooftop	MAST	(4+4+3)	(0,7286+0,7286+0,7286)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CLEAR UP CABLES + LADDER OXIDATED. MAINTENANCE NECESSARY AT THE PARABOLT ANCHORS OF THE MAST FASTENINGS AND OF THE WARNING LIGHTING	NOT	LICENSED	YES
409	7140675	3058 [PEBVG3058_TORRE]	PEBVG3058	-8.143272	-34.90816	PE	Recife	Rua Major Armando de Souza Melo, 430 - Edf Jacunã	Rooftop	MAST	(7+7+7)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	NEEDS JANITORING. COMPONENTS SHOW OXIDATION SIGNS. NO WARNING LIGHTING.	NOT	FILED	NOT INFORMED

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

#	Keycode	Tower Name	Site ID	Geolocation		Address			Structure			Capacity				Cleaning/Janitoring	Closing/Urbanization	General Structure Status	Adaptations		Licensing	
				Latitude (decimal)	Longitude (decimal)	Fed. Unit	City	Address	Site Type - Outdoor	Structure Type	Height (m)	WEA Installed (m²)	WEA Contracted (m²)	Structure Capacity (m²)	Vertical Structure Maker				Adaptations - Site	Adaptations - Structure	Status of Site Licenses (General)	Status of the Site's Environmental Licenses
410	576455	TPGD [CM40020343]	RNPWM5701	-5.978611111	-35.11871667	RN	Parnamirim	RUA CENTRAL, 0, COHABINAL	Greenfield	SELF-SUPPORT.	48	1.560931	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NEEDS JANITORING. WARNING LIGHTING NEEDS MAINTENANCE. COMPONENTS SHOW OXIDATION/CORROSION SIGNS.	NOT	LICENSED	YES
411	579709	OMS [CM40023432]	PBSCX4944	-7.23285	-36.31536	PB	Sao Joao Do Cariri	RUA JOSÉ LEAL, 61 - CENTRO - SÃO JOÃO DO CARIRI	Greenfield	SELF-SUPPORT.	40	1.724	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	OK	MAINTENANCE DUE TO GROUND SETTLEMENT	NOT	LICENSABLE	NOT INFORMED
412	532477	STA1 [CM30010318]	SPWSN4046	-23.49427	-46.63414	SP	Sao Paulo	RUA, FRANCISCO RAMOS N; 28 SANTANA	Greenfield	SELF-SUPPORT.	40	3.872497	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	WARNING LIGHTING NEEDS CONSERVATION.	NOT	NOT INFORMED	NOT INFORMED
413	579500	EFVC [CM40023501]	CEFLA0187	-3.71269	-38.47431	CE	Fortaleza	Av. Vicente de Castro, 6043	Rooftop	MAST	(3+5)	5.19	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	MATTING LID OXIDATED. NEEDS JANITORING. MASTS NEED MAINTENANCE OR REPLACEMENT DUE TO OXIDATION.	NOT	FILED	NOT INFORMED
414	7142627	BRA3 [SPWSE4118_TORRE]	SPWSE4118	-23.539455	-46.627768	SP	Sao Paulo	AV DO ESTADO, Nº 2854, CENTRO	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO ID PLATE. COMPONENTS SHOW CORROSION SPOTS. CONCRETE BASE SHOWS CRACKS.	NOT	LICENSED	YES
415	530792	JC08 [CM30008331]	RJTNO2900	-22.9247	-43.3612	RJ	Rio De Janeiro	AVENIDA GEREMARIO DANTAS, 402	Rooftop	MAST	21	1.89	NOT INFORMED	N/D	GILTEK SERVIÇOS LTDA	OK	OK	OK	LIGHTNING ROD NEEDS READEQUATION	NOT	LICENSABLE	NOT
416	533079	P143 [CM30010343]	RJDEO0280	-22.85537	-43.38575	RJ	Rio De Janeiro	RUA MANACA, 0	Greenfield	POST	40	7.9	NOT INFORMED	N/D	ZOPONE	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
417	661510	OMV [CM50048500]	BABRM1286	-14.23836	-41.73063	BA	Brumado	Rod. BR 30	Greenfield	SELF-SUPPORT.	50	9.94	NOT INFORMED	9	Belmerix Infraestrutura	OK	OK	OK	NEEDS JANITORING AND ID PLATE.	STRUCTURE OVERLOADED	LICENSABLE	NOT INFORMED
418	7141236	CTO3 [SPOCO4514_TORRE]	SPOCO4514	-23.5277	-46.78	SP	Osasco	Rua Dr. Mariano Jatahy Marcondes Ferraz, 215 - Centro	Rooftop	POST	10	4.02	NOT INFORMED	N/D	HUAWEI	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
419	7141686	CTO1 [SPRPO5325_TORRE]	SPRPO5325	-21.18116	-47.80506	SP	Ribeirao Preto	Rua Sete de Setembro,590	Rooftop	MAST	(1,3+1,3)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	NOT INFORMED	NOT INFORMED
420	531146	UPO [CM30008140]	RJMRC0521	-22.9571	-42.7824	RJ	Rio De Janeiro	RUA 42 QUADRA 58 LOTE 28 PRAIA DAS LAGOAS	Greenfield	SELF-SUPPORT.	12.5	9.69	NOT INFORMED	N/D	Porto Seguro Engenharia LTDA	NOK	OK	NOK	REPLACE OXIDATED SWITCHBOARDS	NOT	NOT INFORMED	NOT INFORMED
421	881873	469P	PRCTA0469	-25.43555	-49.25166	PR	Curitiba	Av. Afonso Camargo, 849 - Cristo Rei - Curitiba - PR	Rooftop	MAST	(3+3+3)	1.494	NOT INFORMED	N/D	NOT INFORMED	NOK	ok	NOK	LADDER DAMAGED. RECOMMENDED RECONCRETING THE TOWER BASE. NEEDS JANITORING. REST PLATFORM FASTENING SHOWS OXIDATION.	NOT	LICENSED	YES
422	656355	768 [CM50058639]	RSLHC0768	-29.4925	-51.5325	RS	Salvador Do Sul	LINHA COMPRIDA - CENTRO - SALVADOR DO SUL	Greenfield	SELF-SUPPORT.	40	1.25	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	WARNING LIGHTING INOPERATIVE. TOWER NEEDS CLEANING.	NOT	LICENSABLE	NOT
423	7141331	OI10 [SPWIB3761_TORRE]	SPWIB3761	-23.6103	-46.6884	SP	Sao Paulo	R. GUARAIUVA, 599	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
424	7147893	3079 [PEAJP3079_TORRE]	PEAJP3079	-8.02555	-34.91222	PE	Recife	Rua Oscár Pinto, 293 - Casa Amarela, Recife - PE	Rooftop	MAST	(3+3)	3.931	NOT INFORMED	N/D	Telemont Engenharia De Telecomunicações S/A	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	FILED	NOT INFORMED
425	7142657	SLS1 [SPWSL4085_TORRE]	SPWSL4085	-23.58077	-46.53823	SP	Sao Paulo	Avenida Sapopemba, 5435 - Sapopemba - São Paulo	Rooftop	MAST	(8+8)	(2,49 + 0,68)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	STRUCTURAL PROBLEMS OF THE BUILDING IDENTIFIED. SEVERAL COMPONENTS SHOW OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
426	7142711	OI20 [SPWSN4059_TORRE]	SPWSN4059	-23.49944	-46.64833	SP	Sao Paulo	Rua Valdemar Martins, 116	Rooftop	MAST	(4+4+4)	4.589	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED. STRUCTURE NEEDS MAINTENANCE AND REINFORCEMENT.	STRUCTURE OVERLOADED	LICENSED	YES
427	576000	6004 [CM40020218]	RNMLU6004	-5.7905	-35.19144444	RN	Natal	Rua Florestal 27	Greenfield	POST	30	6.93	NOT INFORMED	4.3	NOT INFORMED	OK	NOK	NOK	NEEDS JANITORING. WARNING LIGHTING AND LIGHTNING ROD DO NOT WORK. NO REST PLATFORM. COMPONENTS SHOW OXIDATION SIGNS.	STRUCTURE OVERLOADED	LICENSABLE	NOT INFORMED
428	7144038	EFR [PABLM2142_TORRE]	PABLM2142	-1.44583	-48.49462	PA	Belem	Av. General Magalhães, S/N, Reduto	Greenfield	SELF-SUPPORT.	6	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING. VERTICAL STRUCTURE SHOWS CORROSION, POWER CABLES BROKEN. STRUCTURE BASE SHOWS WORN. MATTING SHOWS CORROSION. LIGHTNING ROD INOPERATIVE.	NOT	LICENSED	YES
429	522045	OMCA [CM20006108]	APSQA2524	-3.18472	-51.991389	AP	Santana	AV. FRANCISCO DE MELO PARENTE, 147, REMEDIOS II	Greenfield	SELF-SUPPORT.	40	14.09315	NOT INFORMED	N/D	AMCC ENGENHARIA LTDA	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
430	7142501	BV12 [SPWRE4015_TORRE]	SPWRE4015	-23.55342	-46.64087	SP	Sao Paulo	RUA AMARO, 418,	Rooftop	MAST	(4+4+4+3+3)	(0,288+0,288+0+0,113+0)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAMGED.	NOT	FILED	NOT INFORMED
431	3121443	JPGM	MASLS1562	-2.5009613	-44.27695633	MA	Sao Luis	AV. EUCLIDES FIGUEIREDO, S/N	Greenfield	POST	11	1.02	NOT INFORMED	N/D	Porto Seguro engenharia	NOK	NOK	NOK	PROVISION OF CLOSING REQUIRED	NOT	LICENSABLE	NOT INFORMED
432	7141477	BVA9 [SPWBV3594_TORRE]	SPWBV3594	-23.55916	-46.65517	SP	Sao Paulo	RUA PEIXOTO GOMIDE, 581	Rooftop	MAST	(3+3+3+3)	(0,949404+0,949404+0,949404+0,949404)	NOT INFORMED	N/D	NOT INFORMEDNOT	OK	OK	OK	WARNING LIGHTING AND LIGHTNING ROD WORN	NOT	LICENSED	YES
433	7141534	CBO3 [SPWCB3644_TORRE]	SPWCB3644	-23.62477	-46.66218	SP	Sao Paulo	Rua Baronesa da Bela Vista, 801 (Hotel Ibis) - Vila Congonhas	Rooftop	MAST	(3+3+3)	NOT INFORMED	NOT INFORMED	N/D	INFORMED	OK	OK	OK	NO ID PLATE. BUILDING STRUCTURE AND CONCRETE BASE SHOW CRACKS.	NOT	FILED	YES
434	7142472	BSE2 [SPWRE4006_TORRE]	SPWRE4006	-23.54351	-46.6457	SP	Sao Paulo	RUA BENTO FREITAS 186	Rooftop	MAST	(5+5+6)	(0,231+0,52311+0,344)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAMGED.	NOT	LICENSED	YES
435	7146796	AING [SPWLB0177_TORRE]	SPWLB0177	-23.57214	-46.63902	SP	Sao Paulo	RUA APENINOS, 539 - ACLIMAÇÃO	Rooftop	MAST	(5+5+5)	(0,158448+0,158448+0,158448)	NOT INFORMED	N/D	NOT INFORMED	OK	NOK	OK	WARNING LIGHTING DOES NOT WORK	NOT	LICENSED	YES
436	520570	3146 [CM20005513]	AMMNS3146	-3.0806667	-60.0513611	AM	Manaus	Av. J, s/n - Rua Sete de Abril (Pró-menor Dom Bosco)	Greenfield	SELF-SUPPORT.	50	19.1768	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO ID PLATE. WARNING LIGHTING NEEDS MAINTENANCE.	NOT	LICENSABLE	NOT INFORMED
437	530842	VCZ [CM30008364]	RJSGO0514	-22.817135	-43.032304	RJ	Sao Goncalo	AVENIDA SÃO MIGUEL, 44	Rooftop	MAST	(1,80+7,00)	(0,697 + 0,796)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	NOT INFORMED	NOT INFORMED
438	531201	RVC [CM30008401]	RJBRB0025	-22.8650382	-43.3549325	RJ	Rio De Janeiro	Rua Henrique Ferreira, 101 - Bento Ribeiro	Rooftop	MAST	(7,5+7,5+3+3+3+2+1,20)	6,927 (2,938 + 0,452 + 1,332 + 0,452 + 0,616 + 0,616 + 0,452 + 0,069)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	NOT INFORMED	NOT INFORMED
439	531298	RCQ [CM30008218]	RJGAL0141	-22.810278	-43.247778	RJ	Rio De Janeiro	AVENIDA VINTE DE JANEIRO, S/Nº - ILHA DO GOVERNADOR - RIO DE JANEIRO	Greenfield	SELF-SUPPORT.	30	4.2	NOT INFORMED	N/D	BELMERIX	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
440	531351	ROK0 [CM30008792]	RJCOL0026	-22.836081	-43.330123	RJ	Rio De Janeiro	Rua Guaiamu - Colégio, Rio de Janeiro - RJ	Rooftop	MAST	(4+6+6+2+2+2+2+2+2+2+2)	6.542	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	MASTS WITHOUT REST PLATFORMS AND SHOW OXIDATION SIGNS.	NOT	NOT INFORMED	NOT INFORMED
441	531606	TGTU [CM30008495]	RJPII1832	-22.690624	-43.874674	RJ	Pirai	ROD. PRESIDENTE DUTRA, S/Nº - KM 232 - SENTIDO RJ	Greenfield	SELF-SUPPORT.	28.5	8.4	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	NEEDS EXTENDED JANITORIAL SERVICES. STEEL TOWER SHOWS SPOTS OF BEGINNING OXIDATION.	NOT	NOT INFORMED	NOT INFORMED
442	531829	SBC1 [CM30009837]	RJTRS0843	-22.115275	-43.21056111	RJ	Tres Rios	RUA BARÃO DO RIO BRANCO, 284	Rooftop	TUBULAR MOUNT	16.2	18.41	NOT INFORMED	N/D	MetalAlfa	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
443	531846	PT02 [CM30008985]	RJPTG0164	-22.8004	-43.2015	RJ	Rio De Janeiro	AV. MAESTRO PAULO E SILVA	Rooftop	MAST	(9+5+6)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	NOT INFORMED	NOT INFORMED
444	531869	SECB [CM30008753]	RJMGB2207	-23.007368	-44.032418	RJ	Mangaratiba	ILHA GUAÍBA - MANGARATIBA	Greenfield	SELF-SUPPORT.	35	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING. COMPONENTS SHOW OXIDATION.	NOT	NOT INFORMED	NOT INFORMED
445	532389	OMGB [CM30010234]	SPGRS0436	-23.470936	-46.525313	SP	Guarulhos	Rua Caraguatatuba, 57	Rooftop	MAST	(3+3+3+3)	2.493	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT
446	532629	CSO4 [CM30009785]	SPWCS3725	-23.629	-46.6181	SP	Sao Paulo	RUA KITIZU UTIYAMA, 314, CURSINO	Greenfield	SELF-SUPPORT.	40	3.62	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING. COMPONENTS SHOW OXIDATION.	NOT	LICENSABLE	NOT
447	532783	JGE2 [CM30010820]	SPWJE3824	-23.54191	-46.74262	SP	Sao Paulo	Rua Marselha, 94, Jaguaré	Greenfield	SELF-SUPPORT.	40	3.62	NOT INFORMED	N/D	SECCIONAL	OK	OK	OK	NEEDS JANITORING. COMPONENTS SHOW OXIDATION.	NOT	LICENSABLE	NOT
448	533109	RCN [CM30009496]	RJJSL0059	-22.88662	-43.392103	RJ	Rio De Janeiro	Rua Alberico Diniz, 1632 - Vila Militar Jardim Sulacap - Rio de Janeiro	Greenfield	SELF-SUPPORT.	30	4.44	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING.	NOT	NOT INFORMED	NOT INFORMED
449	533454	VNCS [CM30010645]	SPWVC3023	-23.51975	-46.41814	SP	Sao Paulo	AV. FLAMINGO, 1361 - VILA NOVA CURUÇÁ	Greenfield	SELF-SUPPORT.	40	1.434285	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NEEDS JANITORING. COMPONENTS SHOW OXIDATION. MANUAL SWITCHBOARD VANDALIZED. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT
450	575598	5750 [CM40020569]	RNPOC5750	-5.6198333	-35.657472	RN	Poco Branco	AVENIDA MANOEL RODRIGUES, 555	Greenfield	POST	25	3.03575204	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTES COM OXIDAÇÃO.	NOT	LICENSABLE	NOT INFORMED
451	576910	OMS [CM40020763]	RNSKA5755	-6.7705556	-36.7333333	RN	Santa Do Serido	AV. ZEZÉ APRÍGIO, 27	Greenfield	SELF-SUPPORT.	40	0.58344	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	CONDUITS OXIDATED. BASES SHOW CRACKS.	NOT	LICENSABLE	NOT INFORMED
452	576941	OMJ [CM40020834]	RNJUC5737	-6.27025	-35.32803	RN	Jundia	GRUPO JUNDIA, 0	Greenfield	SELF-SUPPORT.	40	2.295	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	NEEDS EXTENDED JANITORIAL SERVICES + REMAKE CLOSING. EQUIPMENT CABINET SHOWS CORROSION.	NOT	LICENSABLE	NOT INFORMED
453	577340	OMD [CM40021924]	PEDIM3236	-8.020886	-34.953303	PE	Recife	Rua Manoel de Medeiros	Greenfield	SELF-SUPPORT.	30	1.0937	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	NEEDS EXTENDED JANITORIAL SERVICES. MANUAL SWITCHBOARD DAMAGED.	NOT	LICENSABLE	NOT INFORMED
454	577579	SMHG [CM40021824]	MASMH1979	-4.041244	-44.470092	MA	Sao Mateus Do Maranhao	RUA BENU LAGO	Greenfield	SELF-SUPPORT.	42	5.6	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	SEM BALIZAMENTO. TORRE SEM PARA RAIO.	NOT	LICENSABLE	NOT INFORMED
455	578144	4901 [CM40022967]	PBAHA4901	-6.951608	-35.54775	PB	Alagoinha	RUA BELARMINO COSTA,S/N	Greenfield	SELF-SUPPORT.	50	NOT INFORMED	NOT INFORMED	N/D	CLEMAR	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
456	647604	PPE [CM50047431]	MGMRN4603	-20.38588889	-43.41969444	MG	Mariana	RUA JOSE MESQUITA, 167	Greenfield	POST	30	NOT INFORMED	NOT INFORMED	N/D	INEPAR	NOK	OK	NOK	REPAIR OF POWER FEED NECESSARY	NOT	LICENSABLE	NOT
457	650254	497P [CM50055546]	PRMGA0497	-23.42333333	-51.94472222	PR	Maringa	Rua Néo Alves Martins, 3176 - Zona 3	Rooftop	MAST	4	0.815	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	STRUCTURE OVERLOADED	FILED	NOT
458	650327	513P [CM50055564]	PRMGA0513	-23.4338889	-51.9483333	PR	Maringa	Rua Humaitá, 714 - Kennedy - Maringá	Rooftop	MAST	5	2.156	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + GUARDRAIL OXIDATED	STRUCTURE OVERLOADED	FILED	NOT
459	655219	4265 [CM50046402]	MGURN4265	-20.3655	-42.7166	MG	Urucania	RODOVIA MG 265, KM 120	Greenfield	SELF-SUPPORT.	20	1.21	NOT INFORMED	N/D	SECCIONAL	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
460	657504	443P [CM50057868]	SCSOO0443	-27.59111	-48.60972	SC	Sao Jose	RUA JOAO SATURNINO OURIQUES, 619	Rooftop	MAST	4	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT
461	658581	337B [CM50053256]	PRADP1337	-24.65008611	-48.983425	PR	Adrianopolis	RUA ALCIDES BATISTA DIAS, 265	Rooftop	GUYED	40	1.49	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES. COMPONENTS OXIDATED.	NOT	LICENSABLE	NOT
462	660106	434B [CM50053091]	PRAUN0434	-23.9341667	-52.4961111	PR	Araruna	RUA ROCHA POMBO, 605 - JUVEVÊ - CURITIBA	Greenfield	SELF-SUPPORT.	100	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING AND MAINTENANCE/REPLACEMENT OF OXIDATED COMPONENTS	NOT	LICENSABLE	NOT
463	660435	428P [CM50053634]	PRFOZ0428	-25.544	-54.57	PR	Foz Do Iguacu	AVENIDA FELIPE WANDSCHEER, 1276	Rooftop	MAST	4	1.495	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSED	YES
464	7140689	O149 [PEBVT3032_TORRE]	PEBVT3032	-8.06075	-34.884442	PE	Recife	AVENIDA CONDE DA BOA VISTA, 331 - CENTRO	Greenfield	SELF-SUPPORT.	44	2.74	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	NOK	REMAKE SUSTENTATION CEILING	STRUCTURE OVERLOADED	FILED	NOT INFORMED
465	7140813	6009 [RNBRV6009_TORRE]	RNBRV6009	-5.801359	-35.210722	RN	Natal	Rua Noel Rosa 856. - Barro Vermelho	Rooftop	MAST	2.7	3.475	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED	NOT	LICENSABLE	NOT INFORMED
466	7140855	6017 [RNLNA6017_TORRE]	RNLNA6017	-5.809052	-35.2015	RN	Natal	Rua N. Sra. de Lourdes 1376 - Ed. Manhatam	Greenfield	SELF-SUPPORT.	32	2.08	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO REST PLATFORMS AND NO LIGHTNING ROD. CEILING SHOWS CRACKS. WATER TANK TUBING OXIDATED AND EXPOSED.	NOT	LICENSABLE	NOT INFORMED
467	7140970	CBI2 [SPCAS4840_TORRE]	SPCAS4840	-22.89805	-47.0518	SP	Campinas	RUA BARRETO LEME, 2101	Rooftop	MAST	(3+3)	(1,724+3,22)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED	NOT	LICENSED	YES
468	7140991	VIL1 [SPCAS4857_TORRE]	SPCAS4857	-22.91116	-47.06472	SP	Campinas	Rua Doutor Sales de Oliveira, 463 - Vila Industrial - Campinas - SP	Rooftop	MAST	(6+6+6+6)	2.839	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED + LADDER DAMAGED + CEILING INFILTRATION. SEVERAL COMPONENTS SHOWS OXIDATION SIGNS.	STRUCTURE OVERLOADED	LICENSED	YES
469	7140994	NCS1 [SPCAS4882_TORRE]	SPCAS4882	-22.90805	-47.05666	SP	Campinas	Rua Doutor Quirino, 757 - Centro, Campinas - SP	Rooftop	MAST	(3+3+3+3)	2.605	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NEEDS JANITORING AND MAINTENANCE/REPLACEMENT OF OXIDATED COMPONENTS	STRUCTURE OVERLOADED	LICENSABLE	NOT
470	7141173	SPO5 [SPWCL3663_TORRE]	SPWCL3663	-23.646764	-46.772889	SP	Sao Paulo	Rua Odamis, 520	Rooftop	MAST	(6+6+6+3)	3.331	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSABLE	NOT
471	7141351	BFA1 [SPWBF3579_TORRE]	SPWBF3579	-23.53233	-46.6631	SP	Sao Paulo	Largo Péricles, 0, Barra Funda	Rooftop	MAST	3+3+3	(1,193090371+0,739902+0,739902)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED. NO ID PLATE. BASES SHOW CRACKS. NO GUARDRAIL AT SOME PARTS. COMPONENTS SHOW OXIDATION SIGNS.	NOT	LICENSED	YES
472	7141372	JMR1 [SPSBO4601_TORRE]	SPSBO4601	-23.69277778	-46.55111111	SP	Sao Bernardo Do Campo	PÇA SAMUEL SABATINI, 200 - CENTRO - SÃO BERNARDO CAMPO	Rooftop	TUBULAR MOUNT	15.2	2.39	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	SCREWS LACKING AT THE SELF-SUPPORTING METALLIC TUBULAR AMOUNT, WHAT REDUCES THE STRUCTURAL STABILITY.	NOT	LICENSABLE	NOT
473	7141376	VDI1 [SPSBO4608_TORRE]	SPSBO4608	-23.7098911	-46.5565913	SP	Sao Bernardo Do Campo	Rua Braga, 266 - Vila Lusitania, São Bernardo do Campo - SP	Rooftop	MAST	(3+3+3+3+3)	2.493	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + CEILING INFILTRATION	STRUCTURE OVERLOADED	LICENSABLE	NOT
474	7141402	PSJ1 [SPSBO4613_TORRE]	SPSBO4613	-23.7229	-46.56934	SP	Sao Bernardo Do Campo	AVENIDA JOÃO FIRMINO, 1229 - ASSUNÇÃO - SÃO BERNARDO DO CAMPO - SP	Rooftop	MAST	3	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
475	7141465	OCZ1 [SPSCN4634_TORRE]	SPSCN4634	-23.6197	-46.5636	SP	Sao Caetano Do Sul	Rua Rafael Correia Sampaio, 977 - Santa Paula - S.C.S	Rooftop	MAST	5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED + NEEDS JANITORING	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
476	7141471	TPS5 [SPWBV3587_TORRE]	SPWBV3587	-23.56664	-46.64474	SP	Sao Paulo	Rua Treze de Maio, 1566 - Bela Vista - São Paulo	Rooftop	MAST	5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	OXIDATION SIGNS AT THE MAST, REST PLATFORM AND ANCHORS	STRUCTURE OVERLOADED	LICENSED	YES
477	7141817	PPA1 [SPSTS5375_TORRE]	SPSTS5375	-23.98316	-46.29774	SP	Santos	Rua Maria Máximo, 672 - Santos- São Paulo	Rooftop	MAST	(3+3+3)	2.493	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	OK	OK	NOK	NOT	NOT	FILED	NOT INFORMED
478	7141845	VMS1 [SPSTS5383_TORRE]	SPSTS5383	-23.960502	-46.332308	SP	Santos	Av. Dona Ana Costa, 376 - Gonzaga - Santos	Rooftop	MAST	(4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED	STRUCTURE OVERLOADED	LICENSABLE	NOT
479	7141878	MRE1 [SPSTS5395_TORRE]	SPSTS5395	-23.94431	-46.32687	SP	Santos	RUA JULIO DE MESQUITA, 158 - VILA MATIAS- SANTOS- SP	Rooftop	MAST	(6+6+6+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + LIGHTNING ROD DAMAGED. GENERAL JANITORING. REINFORCE ANCHORS BY RECONCRETING ALL CONCRETE BASES (TOWERS AND GUYS). MAST GUYS AND ANCHORS OXIDATED. METALLIC SKID WITH OXIDATION SPOTS.	STRUCTURE OVERLOADED	FILED	NOT INFORMED
480	7141939	MAC2 [SPSTS5409_TORRE]	SPSTS5409	-23.9607	-46.31687	SP	Santos	PRAÇA PALMARES, 8	Rooftop	MAST	(3+3+3+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED + NEEDS JANITORING. POWER HOUSE SHOWS HUMIDITY.	NOT	FILED	NOT INFORMED
481	7142402	VFA1 [SPWTA4137_TORRE]	SPWTA4137	-23.55196	-46.56205	SP	Sao Paulo	Rua Apucarana, 1563 -Tatuapé - São Paulo	Rooftop	MAST	(6+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
482	7142415	JPA3 [SPWJP3834_TORRE]	SPWJP3834	-23.572762	-46.657295	SP	Sao Paulo	Alameda Joaquim Eugênio de Melo, 1452 - Jd. Paulista - São Paulo	Rooftop	MAST	(3+3+3+3)	3.13	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CEILING INFILTRATION. NEEDS JANITORING. ACCESS LADDER WORN AND OXIDATED. QM MEASURING DEVICE DISPLAY BROKEN.	STRUCTURE OVERLOADED	LICENSED	YES
483	7142438	SPO3 [SPWJP3844_TORRE]	SPWJP3844	-23.56256	-46.65928	SP	Sao Paulo	Alameda Jaú, 1167 - Jardim Paulista - SP	Rooftop	MAST	(6+5+5)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	REPAIR OF POWER FEED NECESSARY. GUYS OXIDATED.	STRUCTURE OVERLOADED	LICENSED	YES
484	7142442	OI63 [SPWJP3848_TORRE]	SPWJP3848	-23.5772	-46.6705	SP	Sao Paulo	Rua Maestro Elias Lobo, 1040 - Jardim Paulista - São Paulo	Rooftop	MAST	(4+4)	NOT INFORMED	NOT INFORMED	N/D	Instalcom	OK	OK	NOK	OXIDATION SPOTS AT THE MASTS, REST PLATFORM TURNBUCKLES AND LIFELINES. GENERAL JANITORING.	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
485	7142445	PDS2 [SPWPZ3959_TORRE]	SPWPZ3959	-23.534548	-46.66823	SP	Sao Paulo	Rua Monte Alegre, 470 - Perdizes - São Paulo	Rooftop	MAST	(4+4+4+4)	2.83	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED	STRUCTURE OVERLOADED	LICENSED	YES
486	7142475	RBA2 [SPWRE4009_TORRE]	SPWRE4009	-23.54046	-46.64457	SP	Sao Paulo	Lago do Arouche, 96 - República - SP	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	OXIDATION SPOTS AT THE MAST BODY, REST PLATFORM AND SKID.	NOT	LICENSABLE	NOT
487	7142596	SCA7 [SPWSC4043_TORRE]	SPWSC4043	-23.5393	-46.6605	SP	Sao Paulo	Rua Dr Gabriel Dos Santos, 759 - Santa Cecília	Rooftop	MAST	(3+3+3+3)	2.454	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	LICENSED	YES
488	7142602	PRO2 [SPWVM4217_TORRE]	SPWVM4217	-23.5695	-46.6514	SP	Sao Paulo	RUA MANUEL DA NÓBREGA, 181	Rooftop	MAST	(6+6+6)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	CEILING SHOWS CRACKS. POWER HOUSE SHOWS INFILTRATION, TUBING EXPOSED AND OXIDATED. MAST TUBE AND REST PLATFORM SHOW OXIDATION.	STRUCTURE OVERLOADED	FILED	NOT INFORMED
489	7142651	MEA5 [SPWMM3905_TORRE]	SPWMM3905	-23.59882	-46.66286	SP	Sao Paulo	Rua Gaivota, 22 - Moema	Rooftop	MAST	(4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	LICENSED	YES
490	7142675	VUA1 [SPWMM3910_TORRE]	SPWMM3910	-23.60222	-46.66611	SP	Sao Paulo	Rua Gaivota, 665 - Indianópolis - São Paulo	Rooftop	MAST	(4+4+4)	2.164	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED. SKID, MASTS, SCREWS AND MATTING SHOW OXIDATION AND CORROSION.	STRUCTURE OVERLOADED	LICENSED	YES
491	7142690	VCO9 [SPWIB3773_TORRE]	SPWIB3773	-23.61722	-46.69805	SP	Sao Paulo	Av.Jurubatuba, 246 - Morumbi	Rooftop	MAST	(3+6+4)	2.509	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GUYS OXIDATED	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
492	7142816	TTE7 [SPWTA4133_TORRE]	SPWTA4133	-23.54451	-46.55553	SP	Sao Paulo	RUA EMILIO MALLET, 1893, VILA GOMES CARDIM	Rooftop	MAST	(4+4+4)	(0,5856+0,5856+1,037989342)	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	MAST FASTENING PARABOLTS, MAST BASE AND REST PLATFORM SHOW CORROSION. CABLE CLAMPS AND PLATES ALSO SHOW CORROSION SIGNS.	NOT	LICENSED	YES
493	7143549	OCA [CEARI0547_TORRE]	CEARI0547	-6.338194	-39.40525	CE	Barbalha	DISTRITO SITIO FARIAS, 0	Greenfield	SELF-SUPPORT.	33	NOT INFORMED	NOT INFORMED	N/D	TEL TELECOMUNICAÇÕES LTDA	OK	OK	OK	GENERAL JANITORING	NOT	LICENSABLE	NOT INFORMED
494	7143836	VMT [SPSTS2545_TORRE]	SPSTS2545	-23.94957	-46.32523	SP	Santos	Avenida Washington Luiz, 61 - Vila Matias- Santos - SP	Rooftop	MAST	(4+4+4+5+5+5)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING. MAST LIFELINES, ANCHORS AND METALLIC SKID PROFILES SHOW OXIDATION.	STRUCTURE OVERLOADED	FILED	NOT INFORMED
495	7144557	SPA2 [SPSCN3086_TORRE]	SPSCN3086	-23.633	-46.553	SP	Sao Caetano Do Sul	Rua Alameda São Caetano, 1738 - Santa Maria - S.C.S	Rooftop	MAST	(3+3+3)	3.307	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	GUARDRAIL OXIDATED	NOT	NOT INFORMED	NOT INFORMED
496	7144635	OSE [SPWRE3072_TORRE]	SPWRE3072	-23.5388	-46.6402	SP	Sao Paulo	Rua Vitória, 395	Rooftop	MAST	(6+6+6)	1.058	NOT INFORMED	N/D	NOT INFORMED Telemont Engenharia De Telecomincações S/A	NOK	OK	OK	EQUIPMENT CABINET OXIDATED + NEEDS JANITORING	STRUCTURE OVERLOADED	LICENSED	YES
497	7145465	382 [3GSCFNS0382_TORRE]	3GSCFNS0382	-27.59267	-48.5499	SC	Florianopolis	RUA LACERDA COUTINHO,179	Rooftop	MAST	5	1.34	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT
498	7146262	453P [PRCTA0453_TORRE]	PRCTA0453	-25.4	-49.2625	PR	Curitiba	RUA ALBERTO FOLLONI, 1673, JUVEVÊ, CURITIBA	Rooftop	MAST	(6+1,5)	2.39	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED + CEILING INFILTRATION	STRUCTURE OVERLOADED	FILED	NOT INFORMED
499	7146263	454P [PRCTA0454_TORRE]	PRCTA0454	-25.41861	-49.24111	PR	Curitiba	Av. Nossa Senhora da Luz, 1800 - Jardim Social - Curitiba - PR	Rooftop	MAST	(1,4+2+2+2)	2.262	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	EQUIPMENT CABINET OXIDATED + WARNING LIGHTING DOES NOT WORK	NOT	FILED	NOT INFORMED
500	7146268	463P [PRCTA0463_TORRE]	PRCTA0463	-25.474	-49.2766	PR	Curitiba	Avenida da República, 6464 - Guaíra - Curitiba - PR	Rooftop	MAST	6	1.868	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	RECOMMENDED RECONCRETING THE GUY BASES AND TREATING THE OXIDATION SPOTS AT THE MAST AND REST PLATFORM.	STRUCTURE OVERLOADED	LICENSED	YES
501	7146339	505B [PRLDA0505_TORRE]	PRLDA0505	-23.319355	-51.147805	PR	Londrina	AVENIDA SANTOS DUMONT, 500-BOA VISTA	Rooftop	MAST	(4+4)	2.383	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CEILING INFILTRATION + NEEDS JANITORING	NOT	FILED	NOT
502	7146549	44 [3GACRBO2044_TORRE]	3GACRBO2044	-9.9671389	-67.8493333	AC	Rio Branco	Rua Fátima Maia, 200 - Jardim de Alah - Rio Branco	Rooftop	MAST	(3+1,30)	1.548	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + GUYS OXIDATED	STRUCTURE OVERLOADED	LICENSABLE	NOT
503	7146946	TGG [SPCIV0221_TORRE]	SPCIV0221	-23.5508	-46.8446	SP	Carapicuiba	R. PICO DA BANDEIRA, 26	Rooftop	MAST	10	3.353	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED + CEILING SHOWS HUMIDITY	STRUCTURE OVERLOADED	FILED	NOT INFORMED
504	7146956	U891 [RSRGR0891_TORRE]	RSRGR0891	-32.04089	-52.09253	RS	Rio Grande	RUA REVOCATA DE MELLO, 51	Rooftop	MAST	6	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT
505	7147000	68 [RSCSL0068_TORRE]	RSCSL0068	-29.18667	-51.17056	RS	Caxias Do Sul	Rua Remo Antônio Tomazzoni, 138 - Planalto - Caxias do Sul	Rooftop	MAST	6	2.02	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GENERAL JANITORING. LIGHTNING ROD AND THE CLAMP NUTS OF THE REST PLATFORM LIFELINE SHOW OXIDATION.	STRUCTURE OVERLOADED	LICENSABLE	NOT
506	7147390	OMB [PAIAB2438_TORRE]	PAIAB2438	-4.245833	-55.985556	PA	Itaituba	Rua Santo Antonio - nº 1489	Greenfield	SELF-SUPPORT.	40	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	NOK	OK	NEEDS EXTENDED JANITORIAL SERVICES. LIGHTNING ROD GROUND CABLE BROKEN. TOWER SHOWS CORROSION SPOTS. WARNING LIGHTING BULBS BURNT OUT.	NOT	LICENSABLE	NOT
507	7147585	351 [SCBCU0351_TORRE]	SCBCU0351	-26.999605	-48.625056	SC	Balneario Camboriu	AV. BRASIL, 3080	Rooftop	MAST	(3+3)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NO WARNING LIGHTING	NOT	LICENSABLE	NOT
508	7147669	741 [DFBSA0741_TORRE]	DFBSA0741	-15.804178	-47.86355	DF	Brasilia	SET SAFS QD 4 LT 1 ZONA CIVICO ADMINIST	Rooftop	MAST	4	1.4	NOT INFORMED	N/D	SETEM ENGENHARIA	OK	OK	OK	GUYS OXIDATED	STRUCTURE OVERLOADED	NOT INFORMED	NOT INFORMED
509	7148511	TLOD [PECGD3112_TORRE]	PECGD3112	-8.032888889	-34.87694444	PE	Recife	AVENIDA PROFESSOR ANDRADE BEZERRA, S/N - CENTRO	Greenfield	POST	40	0.78	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT INFORMED
510	520852	P075 [CM20007033]	PAVCB2387	-1.54015	-48.72761	PA	Barcarena	RODOVIA PA, KM21 - DISTRITO MURUCUPI (FABRICA ALUNORTE)	Greenfield	SELF-SUPPORT.	90	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	FILED	NOT INFORMED
511	520994	TTS [CM20006723]	PAPUP2026	-6.0469444	-50.1475	PA	Parauapebas	MINA DE FERROSOS CARAJÁS N4 (PCE)	Greenfield	SELF-SUPPORT.	70	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	GENERAL JANITORING	NOT	LICENSABLE	NOT
512	531439	TME2 [CM30010186]	SPWTR4142	-23.45884	-46.58716	SP	Sao Paulo	R. José Camargo Aranha, Jd. Guapira	Greenfield	SELF-SUPPORT.	40	2.83	NOT INFORMED	N/D	Bimetal	OK	OK	OK	WARNING LIGHTING DAMAGED	NOT	NOT INFORMED	NOT INFORMED
513	531707	TNL1 [CM30009895]	RJRSD0648	-22.469	-44.449	RJ	Resende	Rua Doutor Cunha Ferreira, 70	Rooftop	MAST	(6+6+6+3+3+3+3+3+4+4+4+4+4)	10.97	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK. GUYS OXIDATED.	STRUCTURE OVERLOADED	LICENSABLE	NOT
514	532138	IC03 [CM30010059]	RJICI0950	-22.90774	-43.110038	RJ	Niteroi	Rua Cel. Moreira Cesar, 264, Icaraí	Rooftop	MAST	(6+6)	2.35	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED. VERIFY CRACKS IN THE BLOCKS.	NOT	SEM LEGISLAÇÃO	N/A
515	532508	JCE1 [CM30010792]	SPWVS4235	-23.59361944	-46.76051111	SP	Sao Paulo	RUA JOAO GUILHERME, 239	Greenfield	SELF-SUPPORT.	40	10.97	NOT INFORMED	N/D	AGEPLAN	OK	OK	OK	STRUCTURE NEEDS CLEANING AND PAINTING	NOT	NOT INFORMED	NOT INFORMED
516	532529	VLA1 [CM30010319]	SPWVA4157	-23.63707	-46.74231	SP	Sao Paulo	Rua Chico Gomes, S/Nº	Greenfield	POST	40	5.83	NOT INFORMED	12	NOT INFORMED	OK	OK	OK	COMPONENTS OXIDATED	NOT	NOT INFORMED	NOT INFORMED
517	532828	PQRA [CM30009473]	RJVLC1843	-22.24666667	-43.70416667	RJ	Valenca	AV. NILO PEÇANHA, 504 - ESPLANADA DO CRUZEIRO - VALENÇA	Rooftop	MAST	21	6.96	NOT INFORMED	N/D	Metalco	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
518	533036	VBA2 [CM30010116]	SPWLM3887	-23.49714	-46.66948	SP	Sao Paulo	R. Dirce Rodrigues 33	Greenfield	SELF-SUPPORT.	41	4.48	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	REST PLATFORM OXIDATED	NOT	NOT INFORMED	NOT INFORMED
519	533073	JVD [CM30009670]	RJTRL0612	-22.416826	-42.983676	RJ	Teresopolis	Rua Guandu 680, Pimenteiras	Rooftop	MAST	10	2.11	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED + LADDER OXIDATED. INVESTIGATE EXISTENT CRACKS IN THE BLOCKS.	NOT	NOT INFORMED	NOT INFORMED
520	581645	EVCD [CM40027189]	CECEA0252	-3.55013889	-40.65647222	CE	Coreau	Rua Tabelião Angelin, S/N - Centro	Greenfield	SELF-SUPPORT.	30	8.71	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	WARNING LIGHTING INOPERATIVE.	NOT	FILED	NOT INFORMED
521	645400	OAC [CM50044474]	MGPMS5561	-18.56716	-46.51605	MG	Patos De Minas	RUA BERILO, 162	Greenfield	SELF-SUPPORT.	70	11.12	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
522	655005	OI28 [CM50045354]	MGBET6472	-19.96729	-44.19717	MG	Betim	RUA ROMUALDA AUGUSTA DE MELO, 337	Rooftop	MAST	(4+4+4+4+4+4+4+4+4+4)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LIGHTNING ROD DAMAGED	NOT	LICENSABLE	NOT
523	659032	CLRP [CM50043735]	MGRPC4883	-19.93547	-43.16867	MG	Rio Piracicaba	ESTAÇÃO TELEMAR, MORRO DAS ANTENAS	Greenfield	SELF-SUPPORT.	30	NOT INFORMED	NOT INFORMED	N/D	BELMERIX INFRAESTRUTURA	OK	OK	OK	NEEDS IMPROVEMENT AT LIGHTNING ROD AND REST PLATFORM	NOT	LICENSABLE	NOT
524	660655	227B [CM50053194]	PRMGA0227	-23.42243	-51.93565	PR	Maringa	Rua Neo Alves Martins, 2250	Rooftop	MAST	(1,5+1,5+4)	2.2	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	CEILING INFILTRATION. COMPONENTS SHOW OXIDATION.	NOT	FILED	NOT
525	662347	1518 [CM50059648]	RSPAE0151	-30.03375	-51.18645833	RS	Porto Alegre	RUA ENGENHEIRO AFONSO CAVALCANTI, 100	Rooftop	TUBULAR MOUNT	21.5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSED	YES
526	662913	U870 [CM50059495]	RSCAN0870	-29.96411	-51.16869	RS	Sao Gabriel	RUA FERNANDO FERRARI, S/N	Rooftop	MAST	3	3.43	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQ. CABINET OXIDATED. NO LIGHTNING ROD.	NOT	LICENSABLE	NOT
527	7140706	BJMG [PECQL3149_TORRE]	PECQL3149	-8.085	-34.968597	PE	Recife	Rua Alto de Bela Vista, 0	Rooftop	MAST	11	3.24	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NO WARNING LIGHTING. SOME COMPONENTS SHOW CORROSION.	NOT	FILED	NOT INFORMED
528	7141030	JGA2 [SPCAS4865_TORRE]	SPCAS4865	-22.89194	-47.06333	SP	Campinas	Av. Barão de Itapura, 1518 - Jardim Guanabara, Campinas - SP	Rooftop	MAST	(3+3+3+3)	NOT INFORMED	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	OK	OK	NOK	GUYS OXIDATED	NOT	LICENSED	YES
529	7141059	JTA1 [SPGJA5000_TORRE]	SPGJA5000	-23.981553	-46.235457	SP	Guaruja	Rua José da Silva Figueiredo, 525 Enseada - Guarujá	Rooftop	MAST	(3+3+3+3+3)	4.816	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT	FILED	NOT INFORMED
530	7141091	ITA1 [SPINE5044_TORRE]	SPINE5044	-24.18441	-46.78722	SP	Itanhaem	Rua João Mariano, 193 - Centro - Itanhaém	Rooftop	MAST	(6+6)	4.553	NOT INFORMED	N/D	Porto Seguro Engenharia	OK	OK	NOK	NOT	STRUCTURE OVERLOADED	FILED	YES
531	7141381	VSO1 [SPWBL3617_TORRE]	SPWBL3617	-23.46861	-46.69727	SP	Sao Paulo	ESTRADA DO SABÃO, 40	Rooftop	MAST	(6+6+3)	4.179	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	CEILING INFILTRATION. GUYS OXIDATED.	STRUCTURE OVERLOADED	LICENSABLE	NOT
532	7141655	TAM [SPRPO5311_TORRE]	SPRPO5311	-21.1764444	-47.8106667	SP	Ribeirao Preto	RUA AMÉRICO BRASILIENSE, 413	Rooftop	MAST	4	6.447	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NEEDS JANITORING. BEGINNING OXIDATION AT MAST 7. SITE WITHOUT WARNING LIGHTING.	STRUCTURE OVERLOADED	LICENSABLE	NOT
533	7141844	BOQ1 [SPSTS5380_TORRE]	SPSTS5380	-23.971389	-46.327222	SP	Santos	Rua Vicente Carvalho,31 - Boqueirão	Rooftop	MAST	5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	WARNING LIGHTING DOES NOT WORK. SITE WITHOUT LIGHTING POST. ACCESS LADDER, MASTS 1 AND 2, ITS SCREWS AND ANCHORS SHOW OXIDATION.	NOT	FILED	NOT INFORMED
534	7141859	VLG1 [SPPGE5280_TORRE]	SPPGE5280	-24.01515	-46.43055	SP	Praia Grande	Rua Nicaragua, 49 - Praia Grande - São Paulo	Rooftop	MAST	(6+6+6)	3.463	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	GUYS OXIDATED	STRUCTURE OVERLOADED	LICENSABLE	NOT
535	7141909	BOQ2 [SPSTS5400_TORRE]	SPSTS5400	-23.96655	-46.3286	SP	Santos	Av. Washington Luiz, nº 505	Rooftop	MAST	(5+5)	(0,77+0,91)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	OK	LIGHTNING ROD DAMAGED	NOT	FILED	NOT INFORMED
536	7142566	BFUN [SPWSC4034_TORRE]	SPWSC4034	-23.520913	-46.654236	SP	Sao Paulo	Rua Cruzeiro, 732, Barra Funda	Rooftop	MAST	(4+4+4)	1.22	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	RECOMMENDED PREVENTIVE MAINTENANCE AT OXIDATION SPOTS OF THE SUPPORTING STRUCTURE AND SYSTEM INSTALLATION / WARNING LIGHTING CONTROL CABINET.	NOT	FILED LICENSED	YES
537	7142652	MEA6 [SPWMM3906_TORRE]	SPWMM3906	-23.59277	-46.65	SP	Sao Paulo	R. Dra. Neyde Aparecida Sollito, 460 - Vila Clementino - Moema - SP	Rooftop	MAST	(5+5+5)	3.221	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	NOT	NOT		YES
538	7143020	EHC [MGCON4519_TORRE]	MGCON4519	-19.63226	-43.96276	MG	Confins	RODOVIA MG-010,KM 08 - AEROPORTO INTERNACIONAL	Rooftop	MAST	(5,5+5,5+5,5+5,5)	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK + LIGHTNING ROD DAMAGED + JANITORING	NOT	LICENSABLE	NOT INFORMED
539	7143384	MGUNA5662_TORRE	MGUNA5662	-19.51876389	-50.33352778	MG	Uniao De Minas	RUA COZE, Nº 684	Greenfield	SELF-SUPPORT.	80	11.12	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
540	7143675	NC01 [RJNCT0438_TORRE]	RJNCT0438	-22.896029	-43.12295	RJ	Niteroi	Rua Quinze de Novembro, nº49 - Icaraí	Rooftop	MAST	(6+6)	(+1,5+2,45)	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	WARNING LIGHTING DOES NOT WORK. MASTS WITHOUT REST PLATFORMS.	NOT	WITHOUT LEGISLAÇÃO	N/A
541	7143835	CAS4 [SPCAS2549_TORRE]	SPCAS2549	-23.52305556	-47.10361111	SP	Campinas	RUA BARÃO DE JAGUARA, 707 - CONCEIÇÃO	Rooftop	TUBULAR MOUNT	6	11.85	NOT INFORMED	N/D	INSTALCOM	OK	OK	OK	NOT	NOT	LICENSABLE	NOT
542	7143856	BTST [PETMR3031_TORRE]	PETMR3031	-8.03075	-34.90425	PE	Recife	R. Jundiá, 242 - Edf Sisal	Rooftop	POST	58	NOT INFORMED	NOT INFORMED	N/D	ZOPONE	OK	OK	OK	LIGHTNING ROD NOT COMPLIANT	NOT	FILED	NOT INFORMED
543	7143927	SCL3 [SPSCL2559_TORRE]	SPSCL2559	-22.00886	-47.90058	SP	Sao Carlos	Rua Dona Maria Jacinta, 241, São Carlos - SP	Rooftop	MAST	(4+4+4)	3.689	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	PLATFORM/SKID OXIDATED	STRUCTURE OVERLOADED	LICENSABLE	NOT
544	7144494	OCB [SPGRS3002_TORRE]	SPGRS3002	-23.47626	-46.55392	SP	Guarulhos	Av. São Paulo, 352 - Cidade Brasil - Guarulhos - SP	Rooftop	MAST	(6+6+6)	2.927	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	LADDER DAMAGED. GUYS OXIDATED.	STRUCTURE OVERLOADED	LICENSABLE	NOT
545	7144604	OCH [SPWCT3015_TORRE]	SPWCT3015	-23.56721386	-46.42094483	SP	Sao Paulo	Rua Jaguapeba, 100	Rooftop	MAST	(4+6)	2.406	NOT INFORMED	N/D	Telemont Engenharia De Telecomincações S/A	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
546	7144622	SPM [SPWPT3039_TORRE]	SPWPT3039	-23.47668	-46.71418	SP	Sao Paulo	Rua Cel. Gonçalves da Siqueira 145, Pirituba	Greenfield	SELF-SUPPORT.	40.7	3.12	NOT INFORMED	N/D	Bimetal	OK	OK	OK	GENERAL JANITORING. WARNING LIGHTING INOPERATIVE.	NOT	LICENSABLE	NOT
547	7144688	COO9 [SPWRE3073_TORRE]	SPWRE3073	-23.55	-46.64684	SP	Sao Paulo	Rua Augusta, 66	Rooftop	MAST	(3+3+3)	2.09	NOT INFORMED	N/D	NOT INFORMED	OK	OK	NOK	COMPONENTS SHOW OXIDATION SIGNS	NOT	LICENSED	YES
548	7145118	OMOI [GOANS0010_TORRE]	GOANS0010	-16.40711111	-48.94197222	GO	Anapolis	VIELA VP-3D - DISTRITO AGRO-INDUSTRIAL DE ANÁPOLIS (DAIA) - ANÁPOLIS	Greenfield	SELF-SUPPORT.	80	18.79	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	NEEDS JANITORING	NOT	LICENSABLE	NOT
549	7145590	SCARB0308_TORRE	SCARB0308	-27.1285	-52.2436	SC	Arabuta	LINHA JURITI AREA INDUSTRIAL S/N	Greenfield	SELF-SUPPORT.	60	3.03	NOT INFORMED	N/D	CAW	NOK	OK	OK	NEEDS EXTENDED JANITORIAL SERVICES	NOT	LICENSABLE	NOT
550	7146416	676P [DFBSA0676_TORRE]	DFBSA0676	-15.795	-47.932222	DF	Brasilia	Sudoeste Octogonal QRSW 1 Bloco A5	Rooftop	TUBULAR MOUNT	15	3.36	NOT INFORMED	N/D	SETEH ENGENHARIA	OK	OK	OK	NOT	NOT	NOT INFORMED	NOT INFORMED
551	7146751	OMCP [PISCB1366_TORRE]	PISCB1366	-6.814861	-41.345522	PI	Sao Joao Da Canabrava	Av. Nossa Sra. de Fátima, 0	Greenfield	SELF-SUPPORT.	84	6.71	NOT INFORMED	N/D	SECCIONAL	OK	OK	NOK	WARNING LIGHTING AND LIGHTNING ROD INOPERATIVE	NOT	LICENSED	YES
552	7147044	ROCMN3200_TORRE	ROCMN3200	-10.56830556	-63.62225	RO	Campo Novo De Rondonia	AV. RIO BRANCO, S/N	Greenfield	SELF-SUPPORT.	48	NOT INFORMED	NOT INFORMED	N/D	CAW	OK	OK	OK	GENERAL JANITORING. FOUNDATION BLOCKS NEED RECOVERING. LIGHTNING ROD CABLES BROKEN. NO WARNING LIGHTING.	NOT	LICENSABLE	NOT
553	7147226	OMC [PIUIO1436_TORRE]	PIUIO1436	-4.589551	-42.860702	PI	Uniao	Rua Davi Caldas, S/Nº - Centro	Greenfield	SELF-SUPPORT.	86	22.22	NOT INFORMED	N/D	NOT INFORMED	OK	OK	OK	WARNING LIGHTING NOT COMPLIANT - NEEDS ADEQUATION	NOT	LICENSABLE	NOT INFORMED
554	7147473	BCP [SPJCI1883_TORRE]	SPJCI1883	-23.30617	-45.97344	SP	Jacarei	R. Cap. João Jose de Macedo, 340	Rooftop	MAST	(4+4+4)	2.82	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQUIPMENT CABINET OXIDATED	NOT	LICENSABLE	NOT
555	7147709	3082 [PEBVG3082_TORRE]	PEBVG3082	-8.109444	-34.905833	PE	Recife	RUA SGT SILVINO MACEDO, 155	Rooftop	MAST	5	NOT INFORMED	NOT INFORMED	N/D	NOT INFORMED	NOK	OK	NOK	EQ. CABINET OXIDATED + CEILING INFILTRATION	NOT	LICENSABLE	NOT INFORMED
556	7147773	3274 [PESAR3274_TORRE]	PESAR3274	-8.049861	-34.875658	PE	Recife	Rua Vinte e Quatro de Agosto, 109	Rooftop	MAST	18	1.424106	NOT INFORMED	N/D	CLEMER ENGENHARIA	OK	OK	OK	LIGHTNING ROD OF SOME MASTS NOT COMPLIANT	NOT	FILED	NOT INFORMED

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

#	Site ID	Address
		State	Municipality	Address	Lease Agreements Identified
3	ALMCO2363	AL	Maceió	AV ASSIS CHATEAUBRIAND, 2998	YES
4	ALOUB2295	AL	Ouro Branco	RUA CORONEL LUCENA, S/N LUIZ G. DE CARVALHO	YES
6	AMMNS3146	AM	Manaus	Av. J, s/n - Rua Sete de Abril (Pró-menor Dom Bosco)	YES
8	APSQA2524	AP	Santana	AV. FRANCISCO DE MELO PARENTE, 147, REMEDIOS II	YES
12	S2BABRR0061	BA	Salvador	AVENIDA DOM JOAO VI, 466	YES
14	S2BAASG0093	BA	Salvador	RUA DA MOURARIA, 6	YES
15	S2BAPOK0008	BA	Salvador	RUA PROFESSOR ARISTIDES NOVIS, 12, FEDERAÇÃO	YES
16	S2BAIGW0058	BA	Salvador	RUA RUBENS GUELLI, 134	YES
22	BACXS4693	BA	Mata De São Joao	KM 76 - COMPLEXO COSTA DO SAUIPE	YES
23	BAPGU1174	BA	Porto Seguro	RUA SÃO PEDRO, 180	YES
24	BAUIA1294	BA	Ubaitaba	RUA DO CACAU S/N	YES
29	BAMJO0786	BA	Mata De São Joao	Rodovia BA099	YES
30	BAICM1146	BA	Ilha De Comandatuba	Rua de Comandatuba, s/n	YES
31	BABRM1286	BA	Brumado	Rod. BR 30	YES
32	S2CEFLA0232	CE	Fortaleza	Rua Vicente Leite, 630 - Meireles.	YES
33	S2CEFLA0114	CE	Fortaleza	Edifício San Lucas - Rua Prof. Silo Ribeiro, 420 Papicu	YES
34	S2CEFLA0198	CE	Fortaleza	RUA PINTO MADEIRA,757	YES
35	S2CEFLA0202	CE	Fortaleza	AVENIDA ANTONIO SALES, 1317,	YES
37	CEFLA0191	CE	Fortaleza	Avenida Washington Soares, n° 55	YES
38	S2CEFLA0188	CE	Fortaleza	AVENIDA LUIS, 300	YES
39	S2CEFLA0074	CE	Fortaleza	Rua Senador Pompeu, 649	YES
40	CEFLA0230	CE	Fortaleza	RUA VILEBALDO AGUIAR, ED. JARANA 2200	YES

41	CEFLA0187	CE	Fortaleza	Av. Vicente de Castro, 6043	YES
42	CEARJ0547	CE	Barbalha	DISTRITO SITIO FARIAS, 0	YES
47	DFBSA0236	DF	Brasília	SCES trecho 2 lote 32	YES
48	DFSAM0754	DF	Brasília	QR 411CONJ. 4, CASA 14, SAMAMBÁIA	YES
49	DFSAM0753	DF	Brasília	QS604, CONJ. B (CANDIDADTO B)	YES
50	DFBSA0225	DF	Brasília	Saan Quadra 3 Lote 870 - N S/N	YES
52	DFBSA0741	DF	Brasília	SET SAFS QD 4 LT 1 ZONA CIVICO ADMINIST	YES
54	DFBSA0189	DF	Brasília	SQS 307 BLOCO J - N° S/N	YES
55	DFROD0128	DF	Brasília	Rodovia Brasília - Unaí, BR251, Km 14 - n° S/N	YES
57	DFBSA0312	DF	Brasília	SHIS QI 11, BLOCO O. LAGO SUL	YES
59	ESCNA3115	ES	Colatina	AVENIDA GETULIO VARGAS, 500	YES
61	ESCIM3808	ES	Cachoeiro De Itapemirim	RUA JOSE FARIAS DE JESUS, 8	YES
62	ESVTA3002	ES	Vitoria	AV. NOSSA SENHORA DA PENHA,1495	YES
64	GOIUB0360	GO	Itumbiara	Setor Central - Praça da República. CEP. 75503-900	YES
65	GOGNA0425	GO	Goiânia	ARAGUAIA SHOPPING - RUA 44	YES
66	DFROD0119	GO	Cristalina	Rodovia Br 040, Brasília-Belo Horizonte, Km: 35 - N S/N	YES
67	GOGNA0393	GO	Goiânia	AV. 136. QUADRA 239. LOTE 9/10.	YES
68	GOACG0278	GO	Aparecida De Goiânia	RUA CAPIBARIBE Q 22, 0	YES
69	GOGNA0492	GO	Goiânia	RUA 04 ESQ. C RUA 02-A, QD.5A, LT.01, N°1.502. SETOR CENTRAL	YES
72	GOGNA0088	GO	Goiânia	Rua 17A Esquina Com 13A, 899 — ST. Aeroporto - GO	YES
73	GOGNA0462	GO	Goiânia	RUA BENEDITO ZUPELLI, 254-320	YES
74	S2MASLS1543	MA	São Luís	Rua Grande, n°490	YES
75	MASLS1557	MA	São Luís	Av. Senador Vitorino Freire, n° 1958 — Bairro Areinha	YES
76	S2MASLS1512	MA	São Luís	AVENIDA CASTELO BRANCO, 500	YES
77	MASLS1520	MA	São Luís	Rua do Egito, 283 - Centro	YES

79	MASMH1979	MA	São Mateus Do Maranhão	RUA BENU LAGO	YES
81	MGURA4872	MG	Uberaba	Rod. BR-050, Km 195	YES
82	MGASL5930	MG	Augusto De Lima	R Geraldo Lopes Alvim, 314	YES
85	3GMGGVS5325	MG	Governador Valadares	Av. JK, 1157	YES
86	MGJFA5020	MG	Juiz De Fora	Av. Barão do Rio Branco - 2288	YES
87	MGIJA5865	MG	Itajubá	Rd. Itajubá - Maria da Fé, Km 3	YES
88	MGSAV4348	MG	Belo Horizonte	Av. João Pinheiro, 495	YES
90	MGJFA5022	MG	Juiz De Fora	AVENIDA DO RIO BRANCO, 1441	YES
91	MGSLZ2004	MG	Belo Horizonte	Avenida Antônio Carlos, 8100 - Pampulha Mall	YES
92	MGBEL2018	MG	Belo Horizonte	Rua Afonso Costa Reis, 65	YES
93	MGCTO4130	MG	Belo Horizonte	Rua Espirito Santo - 1059	YES
94	MGCTO4308	MG	Belo Horizonte	RUA CARIJOS, 424 - SALA 08 (PRAÇA SETE DE SETEMBRO)	YES
96	MGSTO4302	MG	Belo Horizonte	Rua Carangola, 670 com Rua Cristina	YES
97	MGEPL4323	MG	Belo Horizonte	RUA BEGONIA, 72	YES
98	MGFUN4153	MG	Belo Horizonte	Av. Brasil, 709	YES
99	MGJFA5046	MG	Juiz De Fora	RUA MARECHAL DEODORO, 444	YES
100	MGURA5544	MG	Uberaba	Praça Rui Barbosa, 300, (ELVIRA SHOPPING)	YES
102	MGJFA5116	MG	Juiz De Fora	AVENIDA BARÃO DO RIO BRANCO	YES
105	MGBEL4055	MG	Belo Horizonte	Rodovia Br-356, 3049 - Bh Shopping	YES
106	MGFLO4125	MG	Belo Horizonte	Rua Jacuí, 1882	YES
107	MGIRO4867	MG	Itabirito	ESTRADA PRINCIPAL, S/N	YES
108	MGMRN4603	MG	Mariana	RUA JOSE MESQUITA, 167	YES
111	MGBET6472	MG	Betim	RUA ROMUALDA AUGUSTA DE MELO, 337	YES
116	MGSOE5014	MG	São Joao Del Rei	RUA GABRIEL PASSOS, 321	YES
118	MGGON5120	MG	Goiana	RUA JOAO DE SOUZA RIBEIRO, 0	YES

120	MGFVS2311	MG	Fronteira Dos Vales	RUA BAHIA, 198	YES
122	MGURA5723	MG	Uberaba	AVENIDA FILOMENA CARTAFINA, KM 17	YES
124	MGCAA6386	MG	Capitão Andrade	AVENIDA LEVINDO DIAS, S/N	YES
125	MGMEF6434	MG	Monte Formoso	MORRO DO CEMITERIO	YES
130	MGNLA2030	MG	Nova Lima	RODOVIA JUSCELINO KUBITSCHEK / BR -040, KM 545, S/N	YES
136	MGINH5259	MG	Itanhomi	AV. SÃO CRISTOVÃO, S/N	YES
141	MTCBA0021	MT	Cuiabá	AV HIST RUBENS DE MENDONCA - BAU	YES
142	MTCBA0164	MT	Cuiabá	AV. BEIRA RIO, 3100 JARDIM EUROPA	YES
144	PABLM2019	PA	Belém	Rua Santo Antônio	YES
153	PAPGN2432	PA	Paragominas	Avenida Júlia Kubitschek, s/n Quadra 19 Lote 06	YES
160	PAIAB2438	PA	Itaituba	Rua Santo Antonio - n° 1489	YES
161	PAVCB2387	PA	Barcarena	RODOVIA PA, KM21 - DISTRITO MURUCUPI (FABRICA ALUNORTE)	YES
162	PAPUP2026	PA	Parauapebas	MINA DE FERROSOS CARAJÁS N4 (PCE)	YES
164	PBMAN4510	PB	Cabedelo	AVENIDA FLAVIO RIBEIRO COUTINHO, N°143, MANAIRA	YES
165	PBCBO4516	PB	Joao Pessoa	RUA JOSE RAMALHO LEITE, 1233	YES
166	PBMAN4559	PB	Joao Pessoa	AVENIDA SAPE, 1800	YES
167	PBCTO4571	PB	Joao Pessoa	AVENIDA BARROSO, 433	YES
172	PEESP3020	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656- ESPINHEIRO	YES
173	PERCE3244	PE	Recife	RUA CAIS DA ALFÂNDEGA, S/N - SHOPPING ALFÂNDEGA	YES
175	PEBVG3037	PE	Recife	RUA RAUL AZEDO, 53	YES
176	PEBVG3036	PE	Recife	RUA JOSE ADERVAL CHAVES, 264	YES
177	PEBVG3044	PE	Recife	Boa Viagem Avenida Boa Viagem, 4000 Edf Vânia.	YES
178	PEBVG3087	PE	Recife	RUA ANISIO RODRIGUES COELHO, 423	YES

179	PEBVT3006	PE	Recife	RUA SETE DE SETEMBRO, 238	YES
180	PEGRX3016	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656- ESPINHEIRO	YES
181	PESTA3002	PE	Recife	RUA MARQUES DE HERVAL,150 - SANTO ANTONIO - RECIFE - PE	YES
182	PEIPJ4151	PE	Ipojuca	Rua Frei Vicente Salvador, 203	YES
184	PEPOX3225	PE	Recife	Estrada das Ubaias 634	YES
185	PEESP3039	PE	Recife	RUA QUARENTA E OITO N°434 - EDF. NICOLAU II	YES
186	PEIDL3038	PE	Recife	RUA CAP. JOSÉ DA LUZ,25	YES
187	PEOLD3424	PE	Olinda	Avenida José Augusto Moreira 2258 - Edf Cidade de Olinda	YES
188	PEPNM3128	PE	Recife	Avenida 17 de Agosto 500	YES
189	PEMAD3054	PE	Recife	Rua Real da Torre, 292 - Madalena, Recife - PE	YES
190	PEMAD3011	PE	Recife	Rua Demócrito de Souza Filho 71 - EDF SOLAR DO SICUPEMA	YES
191	PESTA3001	PE	Recife	RUA IMP D PEDRO II, 325	YES
192	PESTA3022	PE	Recife	Avenida Guararapes 154	YES
194	PEBVG3058	PE	Recife	Rua Major Armando de Souza Melo, 430 - Edf Jacunã	YES
195	PEAJP3079	PE	Recife	Rua Oscár Pinto, 293 - Casa Amarela, Recife - PE	YES
196	PEDIM3236	PE	Recife	Rua Manoel de Medeiros	YES
197	PEBVT3032	PE	Recife	AVENIDA CONDE DA BOA VISTA, 331 - CENTRO	YES
199	PECQL3149	PE	Recife	Rua Alto de Bela Vista, 0	YES
200	PETMR3031	PE	Recife	R. Jundiá, 242 - Edf Sisal	YES
201	PEBVG3082	PE	Recife	RUA SGT SILVINO MACEDO, 155	YES
203	PEBVG3222	PE	Recife	Rua Fernando Simões Barbosa 316	YES
204	PEJBO3310	PE	Jaboatão Dos Guararapes	Avenida Bernardo Vieira de Melo, 4804	YES
205	PEJBO3302	PE	Jaboatão Dos Guararapes	Avenida Beira Mar, 520	YES

215	PRCTA0667	PR	Curitiba	RUA UBALDINO DO AMARAL, 37, ESTÁDIO COUTO PEREIRA	YES
216	PRCTA0546	PR	Curitiba	AVENIDA PARANÁ 1758	YES
217	PRCTA0661	PR	Curitiba	RUA TREZE DE MAIO, 981	YES
218	PRMGA0556	PR	Maringá	AV. DONA SOPHIA RASGULAEFF,466	YES
219	PRCTA0678	PR	Curitiba	RUA COMENDADOR ARAUJO, 730, HOTEL IBIS	YES
221	PRCPM0685	PR	Campo Mourão	Rua Laurindo Borges, 1398 - Centro, Campo Mourão - PR	YES
222	PRFOZ0722	PR	Foz Do Iguaçu	Rua Rui Barbosa, 786	YES
224	PRCTA0651	PR	Curitiba	AVENIDA PARANA 3825	YES
225	PRLDA0424	PR	Londrina	Av Higienópolis, 70 - Jardim Higienópolis	YES
226	PRCTA0690	PR	Curitiba	Rua Mariano Torres, 916	YES
229	PRFOZ0721	PR	Foz Do Iguaçu	Rua Carlos Souttomayor, 393	YES
230	PRCTA0545	PR	Curitiba	RUA JOQUEI CLUBE, 437	YES
231	PRCTA0053	PR	Curitiba	Rua Belém, 43	YES
232	PRCTA0734	PR	Curitiba	Rua Visc. do Rio Branco, 803	YES
234	PRCPP3519	PR	Cornélio Procópio	AV. NOSSA SENHORA DO ROCIO,966	YES
235	PRCTA0658	PR	Curitiba	AVENIDA SILVA JARDIM, 1856	YES
236	PRCTA0523	PR	Curitiba	RUA PADRE ANCHIETA, 2128	YES
237	PRCTA0110	PR	Curitiba	Rod. Br 277 Cta - Orleans / Rod. do Café - Cidade Industrial De Curitiba	YES
238	PRCTA0143	PR	Curitiba	Rua da Paz, 202	YES
239	PRCTA0422	PR	Curitiba	Alameda Dr. Muricy, 650	YES
240	PRCTA0423	PR	Curitiba	Rua Dr. Manoel Linhares de Lacerda, 84 - Capão Raso	YES
242	PRCTA0151	PR	Curitiba	Rua XV de Novembro, 360	YES
243	PRLDA0214	PR	Londrina	Rua Sem. Souza Naves, 45	YES
244	PRCTA0126	PR	Curitiba	Rua Sete de Abril, 571	YES
245	PRCTA0142	PR	Curitiba	Av. João Gualberto, 623	YES
248	PRPGO0467	PR	Ponta Grossa	Rua Varnhagem, 366	YES
249	PRCTA0103	PR	Curitiba	Rua Marechal Deodoro, 950	YES

250	PRLDA0219	PR	Londrina	R. Astorga, 80- Hedy	YES
253	PRCTA0469	PR	Curitiba	Av Afonso Camargo, 849 - Cristo Rei - Curitiba - PR	YES
254	PRMGA0497	PR	Maringá	Rua Néo Alves Martins, 3176 - Zona 3	YES
258	PRFOZ0428	PR	Foz Do Iguaçu	AVENIDA FELIPE WANDSCHEER 1276	YES
260	PRCTA0454	PR	Curitiba	Av. Nossa Senhora da Luz, 1800 - Jardim Social - Curitiba - PR	YES
261	PRCTA0463	PR	Curitiba	Avenida da República, 6464 - Guaíra - Curitiba - PR	YES
262	PRLDA0505	PR	Londrina	AVENIDA SANTOS DUMONT, 500-BOA VISTA	YES
277	RJRCP0091	RJ	Rio De Janeiro	AVENIDA PAULO DE FRONTIN, 739	YES
284	RJMGE0314	RJ	Magé	RUA RAFAEL COZOLINO, QUADRA L, LOTE 3.	YES
286	RJCTO0960	RJ	Rio De Janeiro	Rua São Jose, 90	YES
288	RJBTJ0411	RJ	Rio De Janeiro	Av. das Américas, 3120	YES
295	RJLEB0130	RJ	Rio De Janeiro	Rua Dias Ferreira, N° 658	YES
298	RJTNQ2900	RJ	Rio De Janeiro	AVENIDA GEREMARIO DANTAS, 402	YES
303	RJGAL0141	RJ	Rio De Janeiro	AVENIDA VINTE DE JANEIRO, S/N° - ILHA DO GOVERNADOR - RIO DE JANEIRO	YES
315	3GRJVAS3332	RJ	Vassouras	ESTRADA BARÃO DE IPIABAS, S/N° - VASSOURAS	YES
325	RNMLU6004	RN	Natal	Rua Florestal 27	YES
330	RNLNA6017	RN	Natal	Rua N. Sra. de Lourdes 1376 - Ed. Manhatam	YES
332	ROPVO3036	RO	Porto Velho	AV. GOV. JORGE TEIXEIRA, 629	YES
334	S2RSPAE0651	RS	Porto Alegre	RUA PROF. JOÃO DE SOUSA RIBEIRO, 859	YES
337	S2RSPAE0970	RS	Porto Alegre	ACESSO D SQ 3 1 UNIDADE VICINAL, 3146	YES
339	RSCSL0061	RS	Caxias Do Sul	Rua Sinimbu, 2682	YES
340	RSCSL0052	RS	Caxias Do Sul	Av Júlio de Castilhos, 4054	YES
341	RSCSL0054	RS	Caxias Do Sul	Rua Gen. Arcy da Rocha Nobrega, 504- Jardim América	YES
344	RSLHC0768	RS	Salvador Do Sul	LINHA COMPRIDA - CENTRO - SALVADOR DO SUL	YES
345	RSRGR0891	RS	Rio Grande	RUA REVOCATA DE MELLO, 51	YES
346	RSCSL0068	RS	Caxias Do Sul	Rua Remio Antônio Tomazzoni, 138 — Planalto — Caxias do Sul	YES

348	RSCAN0870	RS	São Gabriel	RUA FERNANDO FERRARI, S/N	YES
349	RSPAE0971	RS	Porto Alegre	ALAMEDA J - UNIDADE VICINAL, 183	YES
351	RSPAE0857	RS	Porto Alegre	AVENIDA CRUZEIRO DO SUL, 2323	YES
362	SCPRI0545	SC	Princesa	Rua Santa Catarina, s/n°	YES
364	3GSCFNS0405	SC	Florianópolis	Av. Rio Branco, 369	YES
365	SCWUM0274	SC	Witmarsum	Estrada Geral, s/n°	YES
366	SCFNS0333	SC	Florianópolis	R. do Calafate, 113 — BL2 - PANTANAL	YES
369	SCJGS0311	SC	Jaraguá Do Sul	Rua Gerhardt, s/n — Rio da Luz	YES
371	SCSOO0503	SC	São Jose	RUA AMBRÓSIO DA SILVA, 223	YES
373	3GSCFNS0382	SC	Florianópolis	RUA LACERDA COUTINHO,179	YES
374	SCBCU0351	SC	Balneário Camboriú	AV. BRASIL, 3080	YES
377	3GSCFNS0572	SC	Florianópolis	ROD. TERTULIANO BRITO XAVIER, 2352	YES
381	SPCAO4938	SP	Cubatão	RUA JOSE GONÇALVES TORRES S.N - CUBATÃO/SP	YES
382	SPWCV3688	SP	São Paulo	RUA PRO F VILMA VIEIRA, 21 - CASA VERDE	YES
383	SPWMM3911	SP	São Paulo	Av Moema, 81 - Planalto Paulista, São Paulo - SP	YES
384	SPWPC3942	SP	São Paulo	RUA MANOEL DA MATA SÁ 170	YES
385	SPWFO3735	SP	São Paulo	RUA ISANGA, N° 521 - FREGUESIA DO Ó	YES
386	SPWCM3694	SP	São Paulo	Rua Pedro Rodrigues Beja, 111 — Vila Marari	YES
387	SPWVF4163	SP	São Paulo	RUA ANTONIO REIS N 11B — CHÁCARA BELENZINHO	YES
388	SPWPT3996	SP	São Paulo	Rua Dr João Toniolo 535 — Jardim São José	YES
389	SPWCM3695	SP	São Paulo	RUA FERRUCIO SANDOLI 232 — SÃO PAULO	YES
390	SPWST3117	SP	São Paulo	Av. Roque Petroni Júnior, 1089 - Chácara Santo Antônio (Zona Sul), São Paulo - SP	YES
392	SPWVD3048	SP	São Paulo	Rua Oscar de Medeiros, 164, Vila Medeiros	YES
393	SPWGR3743	SP	São Paulo	Rua DR. Antônio Simões de Carvalho,105 - Jd. São Bernardo -São Paulo - SP	YES

395	SPFAC4958	SP	Franca	Av Presidente Vargas 666 — Cidade Nova, Franca - SP	YES
396	SPWCS3728	SP	São Paulo	Rua Girolamo Dai Libri, 433 - Vila Moraes	YES
397	SPWAA3576	SP	São Paulo	Rua da Padroeira, 83 - Jardim Nordeste, São Paulo - SP	YES
398	SPOCO4536	SP	Osasco	Rua Rosa D'ângelo Pisapia, 156 — Vila Yara	YES
399	SPSBO4598	SP	São Bernardo Do Campo	Rua Ruy Barbosa, 260	YES
400	SPWBE3603	SP	São Paulo	RUA JOAO BATISTA DE LACERDA, 261	YES
401	SPSBO4607	SP	São Bernardo Do Campo	Rua Municipal, 193	YES
402	SPWBF3583	SP	São Paulo	Av. Francisco Matarazzo, 229 - Água Branca, São Paulo - SP	YES
403	SPWBF3585	SP	São Paulo	Rua Josef Kryss, 319 - Parque Industrial Tomas Edson	YES
404	SPSBO4630	SP	São Bernardo Do Campo	Rua Nelza Ascêncio, 128 — Ferrazópolis — São Bernardo do Campo	YES
405	SPSCN4637	SP	São Caetano Do Sul	Rua Archinto Ferrari, 118 — Santo Antônio — São Caetano do Sul	YES
406	SPWBV3589	SP	São Paulo	AVENIDA PAULISTA, 810	YES
407	SPWCB3641	SP	São Paulo	Rua Ribeiroles, 274 — Vila Paulista	YES
408	SPMMM5169	SP	Mogi Mirim	Rua Coronel Venâncio Ferreira Alves Adorno, 89 — Saúde	YES
409	SPRPO5341	SP	Ribeirão Preto	Rua Bernardino de Campos, 1236	YES
410	SPSTB5363	SP	Santa Barbara Doeste	RUA TREZE DE MAIO, 749 - CENTRO	YES
411	SPSJC5460	SP	São Jose Dos Campos	Rua Euclídes Miragaia, 26 — Centro	YES
412	SPPGE5272	SP	Praia Grande	AV. PRESIDENTE COSTA E SILVA, 13 — PRAIA GRANDE - SP	YES
414	SPSTS5379	SP	Santos	Rua Saturnino de Brito, 256 — Marapé — Santos	YES
415	SPSTS5396	SP	Santos	Av. Ana Costa, 121 - Vila Matias	YES
416	SPSTS5403	SP	Santos	Rua Vergueiro Steidel, 304 - Aparecida	YES

417	SPSUM5601	SP	Sumaré	Rua João Antônio Soares, 18 — Jd. Bom Retiro - Sumaré	YES
418	SPWPN3988	SP	São Paulo	Avenida Nove de Julho, 5624 — Jardim Paulista — São Paulo	YES
419	SPWTA4138	SP	São Paulo	Rua Cantagalo, 738 — Vila Gomes Cardim - SP	YES
420	SPWPZ3963	SP	São Paulo	Rua Dr. Homem de Melo, 1186 - Perdizes	YES
421	SPWPZ3964	SP	São Paulo	Rua Dr. Homem de Melo, 352 — Perdizes — São Paulo	YES
422	SPWJQ3800	SP	São Paulo	Rua das Oiticicas, 149 — Pq. Jabaquara - São Paulo - SP	YES
423	SPWJQ3801	SP	São Paulo	Rua Mianos, 104 — Vila Santa Catarina - SP	YES
425	SPWRE4007	SP	São Paulo	Alameda Barão de Limeira, 478 - Campos Elíseos, São Paulo - SP	YES
426	SPWRE4010	SP	São Paulo	Avenida Cásper Libero, 58 — Centro Histórico de São Paulo	YES
427	SPWRE4011	SP	São Paulo	Rua Conselheiro Ramalho, 104 — Bela Vista	YES
428	SPWVJ4178	SP	São Paulo	Rua Édipo Felíciano, 100 - Vila Jacuí, São Paulo — SP	YES
429	SPWLB3880	SP	São Paulo	Rua do Glicério, 731 — Liberdade — São Paulo	YES
430	SPWLB3881	SP	São Paulo	Rua Vergueiro, 168 — Liberdade — São Paulo	YES
433	SPWVM4212	SP	São Paulo	Rua Eça de Queiroz, 258 — Vila Mariana - SP	YES
434	SPWLP3868	SP	São Paulo	Rua Tonelero, 239 — Vila Ipojuca — São Paulo - SP	YES
435	SPWLP3870	SP	São Paulo	Rua Marcelina, 394 — Vila Romana - SP	YES
436	SPWSC4040	SP	São Paulo	Rua Albuquerque Lins, 374 - Santa Cecilia, São Paulo - SP	YES
437	SPWSD4078	SP	São Paulo	Av General Charles de Gaulle, 208 — Pq. São Domingos	YES
438	SPWVM4216	SP	São Paulo	R. Joel Jorge de Melo, 62 - Vila Mariana	YES
440	SPWSE4124	SP	São Paulo	Praça Doutor João Mendes, 62 — Liberdade	YES
441	SPWMM3898	SP	São Paulo	RUA SALTO, 70 — MOEMA	YES
442	SPWMM3901	SP	São Paulo	Av. dos Imarés, 88 - Indianópolis, São Paulo - SP	YES
443	SPWMM3903	SP	São Paulo	Alameda Jauaperi, 1083 — Moema - SP	YES
446	SPWMR3927	SP	São Paulo	Avenida Barão de Monte Mor, 75 — Vila Morumbi	YES
447	SPWSN4057	SP	São Paulo	Rua Voluntários da Pátria, 2798 - Santana, São Paulo - SP	YES
449	SPWSU4103	SP	São Paulo	Rua Estero Belaco 160 - Vila da Saúde, São Paulo - SP	YES

450	SPWSU4117	SP	São Paulo	Av. Jabaquara, 970 — Saúde — São Paulo	YES
452	SPWCO3064	SP	São Paulo	Av. Angélica, 1683 - Santa Cecilia, São Paulo - SP	YES
453	SPWSU3522	SP	São Paulo	Avenida Indianópolis, 1192 — (Clube Sírio Libanês) - Planalto Paulista, São Paulo	YES
454	SPWBL3618	SP	São Paulo	RUA EDUARDO COSTA, N°244 - VILA BRASILÂNDIA	YES
457	SPWCO3717	SP	São Paulo	Rua Minas Gerais, 388 - Higienópolis	YES
458	SPSBO4605	SP	São Bernardo Do Campo	Rua Marechal Badoglio, 15 — Vila Mussoline	YES
459	SPWJR3818	SP	São Paulo	Rua Conselheiro Amaral, 196 - Jaguará, São Paulo - SP	YES
460	SPWPN3987	SP	São Paulo	Rua Hungria, 664 - Jardins, São Paulo - SP	YES
461	SPWTA4136	SP	São Paulo	RUA GEN. GELÁS, 72 - TATUAPÉ, SÃO PAULO-SP - 03090-030	YES
462	SPWRE4012	SP	São Paulo	Rua Washington Luís, 392 — Centro Histórico — São Paulo	YES
463	SPWSC4044	SP	São Paulo	Praça Júlio Prestes, 30 - Campos Elíseos, São Paulo - SP	YES
464	SPWMM3907	SP	São Paulo	Alameda dos Tupiniquins, 1235 - Planalto Paulista	YES
465	SPWPN3972	SP	São Paulo	Rua Fradique Coutinho, 1590 — Pinheiros — São Paulo - SP	YES
466	SPWMM2564	SP	São Paulo	Rua inhambu, 763	YES
467	SPWVM3099	SP	São Paulo	Av. Brigadeiro Luís Antônio, 2819 — Jardim Paulista	YES
468	SPWLB3069	SP	São Paulo	Rua Topázio, 420 — Vila Mariana	YES
469	SPLRA5117	SP	Limeira	Rua Dr. José Carvalho Ferreira, s/n	YES
470	SPWJE3059	SP	São Paulo	Rua Caetanópolis, 930 - Jaguaré	YES
471	SPWCO3711	SP	São Paulo	Rua da Consolação, 2143	YES
473	SPWCO3721	SP	São Paulo	Av Angélica, N° 1189 — Consolação	YES
474	SPJAI4454	SP	Jundiaí	Rua do Rosário	YES
475	SPSTS5374	SP	Santos	Rua Augusto Paulino, 57	YES
476	SPWBV3596	SP	São Paulo	RUA LOURENCO GRANATO, 214	YES

477	SPWCY3637	SP	São Paulo	AVENIDA LACERDA FRANCO, 130, CEP:1536-000	YES
478	SPWAR3557	SP	São Paulo	RUA TEOFILO DIAS, 332	YES
479	SPWBS3612	SP	São Paulo	RUA JOSE MONTEIRO, 323	YES
480	SPWIT3794	SP	São Paulo	AVENIDA CAMPANELLA, EDIFÍCIO: CAMPANELLA 1297 — ITAQUERA	YES
481	SPSTS5387	SP	Santos	Rua Ana Costa, 555	YES
482	SPSTS5389	SP	Santos	Rua Barão de Paranapiacaba, 77	YES
483	SPSTS5397	SP	Santos	Rua Euclides da Cunha, 151	YES
487	SPWJP3833	SP	São Paulo	Rua José Maria Lisboa, 1187	YES
488	SPWJP3845	SP	São Paulo	Rua Pamplona, 825 - Jardim Paulista	YES
489	SPWPZ3957	SP	São Paulo	Rua Diana, 740 — Perdizes	YES
490	SPWJQ3807	SP	São Paulo	Rua das Grumixamas, 110 — Jardim Oriental	YES
491	SPWRT4003	SP	São Paulo	Rua Cândido Fontoura, 481	YES
492	SPWSC4035	SP	São Paulo	Rua Guaianases, 1197	YES
493	SPWMR3923	SP	São Paulo	Av. Lineu de Paula Machado, 1174 Jardim Everest	YES
494	SPWIR3748	SP	São Paulo	Rua Vasconcelos Drumond, 196, Ipiranga	YES
495	SPWIR3751	SP	São Paulo	Rua Costa Aguiar, 994 - Ipiranga	YES
496	SPWSU4108	SP	São Paulo	Av. Indianópolis, 2185	YES
497	SPARC3152	SP	Araçatuba	Rua Wenceslau Braz 120 - Ed Copacabana — Vila Santa Maria	YES
498	SPSTS3213	SP	Santos	Avenida Presidente Wilson, 66 — José Menino	YES
499	SPSZN3100	SP	Suzano	Rua Benjamin Constant, 1653	YES
500	SPWMM3096	SP	São Paulo	Alameda dos Anapurus, 1297 - Moema	YES
501	SPWJP3067	SP	São Paulo	Alameda Tietê, 301 — Jardim Paulista	YES
502	SPWJG3820	SP	São Paulo	Rua Sebastiao Laranjeiras 252	YES
503	SPWLJ3865	SP	São Paulo	RUA GIBOUCUS 62	YES
504	SPWCO3714	SP	São Paulo	Avenida Angélica, 2000 — Consolação — São Paulo	YES
505	SPWPN3974	SP	São Paulo	Rua Joaquim Antunes, 149 - Pinheiros — São Paulo	YES
506	SPWVM4205	SP	São Paulo	Rua Conselheiro Rodrigues Alves, 391 — Vila Mariana	YES

507	SPWLM3888	SP	São Paulo	Rua Antônio Ribeiro de Morais, 264 - Vila Carbone, São Paulo - SP	YES
508	SPWCO3719	SP	São Paulo	Rua Amaral Gurgel, 518 — Consolação	YES
509	SPWRE4004	SP	São Paulo	Rua Coronel Xavier de Toledo, 70 - República	YES
510	SPWRE4005	SP	São Paulo	Av. Prestes Maia, 702	YES
511	SPWIB3779	SP	São Paulo	Rua Jesuíno Arruda, 327 - Itaim Bibi	YES
512	SPWIR3753	SP	São Paulo	Rua Costa Aguiar, 2446 - Ipiranga	YES
513	SPWPZ3047	SP	São Paulo	Rua Campevas, n° 313/325 - Perdizes	YES
514	SPGJA4743	SP	Guarujá	Rua Mário Ribeiro, 886	YES
515	SPGJA5009	SP	Guarujá	Rua José Avelino de Oliveira, 260	YES
517	SPWJP3849	SP	São Paulo	Av. Paulista, 2006 — Bela Vista	YES
518	SPWJP3854	SP	São Paulo	Avenida Brasil, S/N - Jardim América (Praça Nossa Senhora do Brasil)	YES
519	SPWIR3760	SP	São Paulo	Rua Vemag 1, Vila Independência	YES
520	SPWJP3068	SP	São Paulo	Rua Batatais, 558	YES
521	SPPAA5239	SP	Piracicaba	Rua Praça da Catedral Dom Ernesto de Paula, 170 - Centro	YES
522	SPWCL3670	SP	São Paulo	Rua Caverá, 55 — Jardim Umarizal	YES
523	SPWAN3570	SP	São Paulo	AV. Felippo Sturba, S/N - Anhanguera	YES
524	SPCAS4848	SP	Campinas	Rua General Osório, 1233 — Centro	YES
525	SPCAS4871	SP	Campinas	Rua Júlio de Mesquita, 36	YES
526	SPCAS4876	SP	Campinas	Rua Vargem Grande do Sul, 506 - Esquina com Avenida Baden Powell	YES
527	SPITA4429	SP	Itatiba	Rua Quintino Bocaiúva, 343	YES
528	SPSOC5568	SP	Sorocaba	Rua Capitão Nascimento Filho, 171	YES
529	SPWMC3921	SP	São Paulo	Rua João Caetano, 379	YES
530	SPWCN3674	SP	São Paulo	R. Maria Angélica Franci, - Vila Franci	YES
531	SPWIP3017	SP	São Paulo	R Manuel Martins de Melo, S/N- Vila Itaim	YES
532	SPWIP3018	SP	São Paulo	Avenida Tomé Dias Laço, S/N — Itaim Paulista	YES
533	SPWJH3830	SP	São Paulo	Rua Tetiximira, 146 — Jardim Helena	YES

534	SPGRS3000	SP	Guarulhos	Rua Candelária, S/N - Jardim Jacy	YES
535	SPWMR2678	SP	São Paulo	Rua Jules Rimet, estádio Cícero P. de Toledo, portão04, Morumbi	YES
536	SPWBS5671	SP	São Paulo	RUA DO GASOMETRO, 741, CEP: 3004 - 000	YES
537	SPWBU3625	SP	São Paulo	RUA ARMANDO FAIRBANKS, 310	YES
538	SPWJP3841	SP	São Paulo	Avenida São Gabriel, 236 — Jardim Paulista	YES
539	SPWJP3851	SP	São Paulo	Alameda Campinas, 1600	YES
540	SPWSC4038	SP	São Paulo	Rua Albuquerque Lins, 92	YES
541	SPWIB3777	SP	São Paulo	Rua Jacurici, 184 — Itaim Bibi	YES
542	SPRPO5315	SP	Ribeirão Preto	Rua Ana Costa, 555	YES
543	SPPGE5273	SP	Praia Grande	Rua São Salvador, 50 - Guilhermina	YES
544	SPSTS5391	SP	Santos	Av. Presidente Wilson, 90 - José Menino	YES
546	SPWST4072	SP	São Paulo	Rua Rodrigues Pais, 193	YES
547	SPWPN3985	SP	São Paulo	Rua Diana, 740	YES
548	SPCAS4870	SP	Campinas	Rua José de Alencar, 675 - Centro	YES
549	SPWJQ3808	SP	São Paulo	Rua Porcelana, 193 — Vila do Encontro — São Paulo	YES
550	SPWIB3769	SP	São Paulo	AVENIDA HORÁCIO LAFER, 702	YES
551	SPWLP3869	SP	São Paulo	Rua Albion, 229 - Lapa, São Paulo - SP	YES
552	SPWBV3588	SP	São Paulo	ALAMEDA RIO CLARO, BELA VISTA - 157 SÃO -SP	YES
553	SPWPS3970	SP	São Paulo	R Antônio José Anacleto, S/N, Vila Fanton	YES
554	SPWMM3098	SP	São Paulo	Av. Jacutinga, 632 - Indianópolis	YES
555	SPWBU3628	SP	São Paulo	AVENIDA CAXINGUI, 175	YES
556	SPPGE5275	SP	São Paulo	RUA BALNEARIO CAMBURIU, 100	YES
557	SPWJP3853	SP	São Paulo	AL ITU,1067 VILA CARAGUATA CONDOMÍNIO EDIFÍCIO JOSÉ HACHEM	YES
558	SPWIB3784	SP	São Paulo	Av. Engenheiro Carlos Berrini, 801	YES
559	SPWJP3840	SP	São Paulo	AVENIDA PAULISTA, EDIFÍCIO ASAHI,1274	YES
560	SPWSN4046	SP	São Paulo	RUA, FRANCISCO RAMOS N, 28 SANTANA	YES
561	SPWSE4118	SP	São Paulo	AV DO ESTADO, N° 2854, CENTRO	YES

562	SPOCO4514	SP	Osasco	Rua Dr. Mariano Jatahy Marcondes Ferraz, 215 - Centro	YES
563	SPRPO5325	SP	Ribeirão Preto	Rua Sete de Setembro,590	YES
564	SPWIB3761	SP	São Paulo	R. GUARAIUVA, 599	YES
565	SPWSL4085	SP	São Paulo	Avenida Sapopemba, 5435 — Sapopemba — São Paulo	YES
566	SPWSN4059	SP	São Paulo	Rua Valdemar Martins, 116	YES
567	SPWRE4015	SP	São Paulo	RUA AMARO, 418,	YES
568	SPWBV3594	SP	São Paulo	RUA PEIXOTO GOMIDE, 581	YES
569	SPWCB3644	SP	São Paulo	Rua Baronesa da Bela Vista, 801 (Hotel Ibis) - Vila Congonhas	YES
570	SPWRE4006	SP	São Paulo	RUA BENTO FREITAS 186	YES
572	SPGRS0436	SP	Guarulhos	Rua Caraguatatuba, 57	YES
573	SPWCS3725	SP	São Paulo	RUA KITIZU UTIYAMA, 314, CURSINO	YES
574	SPWJE3824	SP	São Paulo	Rua Marselha, 94, Jaguaré	YES
575	SPWVC3023	SP	São Paulo	AV. FLAMINGO, 1361 - VILA NOVA CURUÇÁ	YES
576	SPCAS4840	SP	Campinas	RUA BARRETO LEME, 2101	YES
577	SPCAS4857	SP	Campinas	Rua Doutor Sales de Oliveira, 463 - Vila Industrial - Campinas - SP	YES
578	SPCAS4882	SP	Campinas	Rua Doutor Quirino, 757 - Centro, Campinas - SP	YES
579	SPWCL3663	SP	São Paulo	Rua Odemis, 520	YES
580	SPWBF3579	SP	São Paulo	Largo Péricles, 0, Barra Funda	YES
581	SPSBO4601	SP	São Bernardo Do Campo	PÇA SAMUEL SABATINI, 200 - CENTRO - SÃO BERNARDO CAMPO	YES
582	SPSBO4608	SP	São Bernardo Do Campo	Rua Braga, 266 - Vila Lusitania, São Bernardo do Campo - SP	YES
583	SPSBO4613	SP	São Bernardo Do Campo	AVENIDA JOÃO FIRMINO, 1229 - ASSUNÇÃO - SÃO BERNARDO DO CAMPO - SP	YES
584	SPSCN4634	SP	São Caetano Do Sul	Rua Rafael Correia Sampaio, 977 - Santa Paula - S.C.S	YES
585	SPWBV3587	SP	São Paulo	Rua Treze de Maio, 1566 - Bela Vista - São Paulo	YES

587	SPSTS5383	SP	Santos	Av. Dona Ana Costa, 376 - Gonzaga - Santos	YES
590	SPWTA4137	SP	São Paulo	Rua Apucarana, 1563 -Tatuapé - São Paulo	YES
591	SPWJP3834	SP	São Paulo	Alameda Joaquim Eugênio de Melo, 1452 - Jd. Paulista - São Paulo	YES
592	SPWJP3844	SP	São Paulo	Alameda Jaú, 1167 - Jardim Paulista - SP	YES
593	SPWJP3848	SP	São Paulo	Rua Maestro Elias Lobo, 1040 - Jardim Paulista - São Paulo	YES
594	SPWPZ3959	SP	São Paulo	Rua Monte Alegre, 470 - Perdizes - São Paulo	YES
595	SPWRE4009	SP	São Paulo	Lago do Arouche, 96 - República - SP	YES
596	SPWSC4043	SP	São Paulo	Rua Dr Gabriel Dos Santos, 759 - Santa Cecilia	YES
597	SPWVM4217	SP	São Paulo	RUA MANUEL DA NÓBREGA, 181	YES
598	SPWMM3905	SP	São Paulo	Rua Gaivota, 22 - Moema	YES
599	SPWMM3910	SP	São Paulo	Rua Gaivota, 665 - Indianópolis - São Paulo	YES
600	SPWIB3773	SP	São Paulo	Av. Jurubatuba, 246 - Morumbi	YES
601	SPWTA4133	SP	São Paulo	RUA EMILIO MALLET, 1893, VILA GOMES CARDIM	YES
602	SPSTS2545	SP	Santos	Avenida Washington Luiz, 61 - Vila Matias- Santos - SP	YES
603	SPSCN3086	SP	São Caetano Do Sul	Rua Alameda São Caetano, 1738 - Santa Maria - S.C.S	YES
604	SPWRE3072	SP	São Paulo	Rua Vitória, 395	YES
607	SPWVS4235	SP	São Paulo	RUA JOAO GUILHERME, 239	YES
608	SPWVA4157	SP	São Paulo	Rua Chico Gomes, S/N°	YES
609	SPWLM3887	SP	São Paulo	R. Dirce Rodrigues 33	YES
610	SPCAS4865	SP	Campinas	Av. Barão de Itapura, 1518 - Jardim Guanabara, Campinas - SP	YES
611	SPGJA5000	SP	Guarujá	Rua José da Silva Figueiredo, 525 Enseada - Guarujá	YES
612	SPINE5044	SP	Itanhaém	Rua João Mariano, 193 - Centro - Itanhaém	YES
613	SPWBL3617	SP	São Paulo	ESTRADA DO SABÃO, 40	YES
614	SPRPO5311	SP	Ribeirão Preto	RUA AMÉRICO BRASILIENSE, 413	YES
616	SPPGE5280	SP	Praia Grande	Rua Nicarágua, 49 - Praia Grande - São Paulo	YES

618	SPWSC4034	SP	São Paulo	Rua Cruzeiro, 732, Barra Funda	YES
619	SPWMM3906	SP	São Paulo	R Dra. Neyde Aparecida Solito, 460 - Vila Clementino - Moema - SP	YES
620	SPCAS2549	SP	Campinas	RUA BARÃO DE JAGUARA, 707 - CONCEIÇÃO	YES
621	SPSCL2559	SP	São Carlos	Rua Dona Maria Jacinta, 241, São Carlos - SP	YES
622	SPGRS3002	SP	Guarulhos	Av. São Paulo, 352 - Cidade Brasil - Guarulhos - SP	YES
623	SPWCT3015	SP	São Paulo	Rua Jaguapeba, 100	YES
624	SPWPT3039	SP	São Paulo	Rua Cel. Gonçalves da Siqueira 145, Pirituba	YES
625	SPWRE3073	SP	São Paulo	Rua Augusta, 66	YES
626	SPJCI1883	SP	Jacareí	R. Cap. João Jose de Macedo, 340	YES
627	SPWPZ3961	SP	São Paulo	Rua Coari, 208	YES
628	SPWSL4088	SP	São Paulo	Rua Joaquim Ribeiro da Costa, 386	YES
629	SPWBF3580	SP	São Paulo	Rua Turiassú, 1863, Perdizes	YES
630	SPSJC5491	SP	São Jose Dos Campos	Rua Cel João Cursino, 240/242 - Ed. Toulon	YES
631	SPSTS5402	SP	Santos	RUA LACERDA FRANCO, Condomínio Ed. Icaraíma - Bairro Aparecida 137, CEP:11025180	YES
634	SPWPI3940	SP	São Paulo	Av. Cruzeiro do Sul, 1100 - Canindé	YES
635	SPJCI1882	SP	Jacareí	Rua Gilberto Moreira, 296 - Vila Formosa, Jacareí - SP	YES
636	SPWCB3651	SP	São Paulo	Rua Barão do Triunfo, 276	YES
637	TOPMJ2109	TO	Palmas	AVENIDA LO-5, LT 01 - PLANODIRETOR SUL	YES

2	SRMGBPR4203	MG	Belo Horizonte	Avenida Augusto de Lima, 1549 - Fórum Lafayete	YES
3	RJSMI2621	RJ	São Joao De Meriti	Rodovia Presidente Dutra, 4200 - Shopping Grande Rio	YES
5	SPWCB3642	SP	São Paulo	Av. Washington Luís, s/n - Aeroporto Internacional de Congonhas	YES
6	SRCEFLA0142	CE	Fortaleza	Av. Senador Carlos Jereissati, 3000	YES
7	SPGRS2853	SP	Guarulhos	Rod. Presidente Dutra, Km 230 - Internacional Shopping Guarulhos	YES

8	SPGRS4359 / SPGRS4360	SP	Guarulhos	Rod. Hélio Schmidt, s/n - Aeroporto Internacional de São Paulo (Cumbica)	YES
9	SRBASCT0204	BA	Salvador	PRACA GAGO COUTINHO, 282,	YES
10	SRRJCTO3007	RJ	Rio De Janeiro	Praça Senador Salgado Filho, S/N - Aeroporto Santos Dumont	YES
11	DFIND0132	DF	Brasília	CSB 2, Lotes 1/4, Alameda Shopping	YES
12	SPBRE4271	SP	Barueri	Al. Rio Negro, 1033 - Alphaville Shopping	YES
14	SPARC2841	SP	Araçatuba	Av. Joaquim Pompeu de Toledo, 601 - Araçatuba Shopping	YES
17	SPBRU2845	SP	Bauru	R. Henrique Savi, 15-55 - Bauru Shopping	YES
18	SRRSIND0519	RS	Porto Alegre	AVENIDA PRAIA DE BELAS, 1181	YES
19	SRMGBEL4193	MG	Belo Horizonte	Rodovia BR-356, 3049 - BH Shopping	YES
20	MGCEM4198	MG	Contagem	Avenida João César de Oliveira, 1275 - Big Shopping (32260-250)	YES
21	SPWST4067	SP	São Paulo	R. Borba Gato, 59 - Boa Vista Shopping	YES
22	RJBOT2604	RJ	Rio De Janeiro	Praia de Botafogo, 400 - Botafogo Praia Shopping	YES
23	DFIND0726	DF	Brasília	SETOR TERMINAL NORTE, CONJUNTO J, BOULEVARD SHOPPING	YES
24	SPWBF2628	SP	São Paulo	Rua Turiassú, 2100	YES
25	DFIND0130	DF	Brasília	QD SCN Q 5 BL A, 0 - ASA NORTE	YES
27	SPGTA2632	SP	Guaratinguetá	Av. Juscelino Kubitscheck de Oliveira, 351 - Buriti Shopping Guará	YES
28	SRGOIND0199	GO	Goiânia	Av. Rio Verde, Qd. 102-104	YES
29	DFIND0133	DF	Brasília	Câmara dos Deputados - Praça dos Três Poderes	YES
32	SPCAS2846	SP	Campinas	R. Jacy Teixeira Camargo, 940 - Campinas Center	YES
33	SPCGT2849	SP	Caraguatatuba	Av. Arthur Costa Filho, 937 - Caraguá Praia Shopping	YES
34	PRIND0394	PR	Londrina	RODOVIA CELSO GARCIA CID, S/N	YES
36	SRRJTNQ3055	RJ	Rio De Janeiro	Avenida Geremário Dantas, 402 - Center Shopping	YES
37	SPSJC5473	SP	São Jose Dos Campos	Av. Deputado Benedito Matarazzo, 9403 - Center Vale Shopping	YES

38	SPWVP4227	SP	São Paulo	Av. Dr. Francisco Mesquita, 1000 - Central Plaza Shopping	YES
40	SRRJBOT3027	RJ	Rio De Janeiro	Praia de Botafogo, 501 - Centro Empresarial Mourisco	YES
41	SRRJBTJ3047	RJ	Rio De Janeiro	Av Ayrton Senna, 3000 - Via Parque - Citibank Hall	YES
43	SPWJE2880	SP	São Paulo	Av. Leão Machado, 100 - Continental Shopping	YES
45	SRMGLUR4196	MG	Belo Horizonte	Avenida Olegário Maciel, 1600 - Diamond Mall Shopping	YES
47	SPMIA2860	SP	Marilia	Av. Esmeraldas, 701 - Esmeralda Plaza Shopping	YES
48	SPSOC2891	SP	Sorocaba	Av. Izoraida Marques Peres, 401 - Esplanada Shopping	YES
49	SPWVG2881	SP	São Paulo	R: José Bernardo Pinto, 333 - Expo Center Norte	YES
50	SPWST0333	SP	São Paulo	R. Arquiteto Olavo Redig de Campos, 105 - EZ Towers — Torre A	YES
51	SPFAC2636	SP	Franca	Av. Rio Negro, 1100 - Franca Shopping	YES
52	SPCAS4833	SP	Campinas	Rodovia Dom Pedro I, Km 131,5 - Galeria Shopping	YES
53	SPCTD2850	SP	Catanduva	Av. José Nelson Machado, 280 - Garden Catanduva Shopping	YES
54	MTCBA0068	MT	Cuiabá	AV. LAVA PÉS	YES
55	SPSNE2870	SP	Santo André	Av. Industrial, 600 - Grand Plaza Shopping (Antigo ABC Plaza Shopping)	YES
56	SRRJBNF3050	RJ	Rio De Janeiro	Avenida Dom Hélder Câmara, 5474	YES
59	SRCEFLA0296	CE	Fortaleza	Av Dioguinho, 4189	YES
60	RJNIU2623	RJ	Nova Iguaçu	Av Governador Roberto da Silveira, 540 - Iguaçu Top Shopping	YES
61	SPSCL2874	SP	São Carlos	Passeio dos Flamboyants, 200 - Iguatemi São Carlos	YES
62	RJPTG2607	RJ	Rio De Janeiro	Avenida Maestro Paulo Silva, 400	YES
63	SPJCI2856	SP	Jacareí	R. Barão de Jacareí, 364 - Jacareí Shopping	YES
64	SPJAU2857	SP	Jau	Av. Dr. Quinzinho, 511 - Jaú Shopping	YES
65	SRRJJCP3042	RJ	Rio De Janeiro	Avenida Embaixador Abelardo Bueno, 3401	YES
66	SPPGE5270	SP	Praia Grande	AV AYRTON SENNA DA SILVA, 1500	YES
67	PBMAN4590	PB	Joao Pessoa	Avenida Gov Flavio Ribeiro Coutinho 805/TO	YES
69	SPWST4066	SP	São Paulo	Av. Dr. Chucri Zaidan, 902	YES

70	SPMAU2861	SP	Mauá	Av. Governador Mario Covas Junior, 01 - Mauá Plaza Shopping	YES
71	SPJAI2858	SP	Jundiaí	Av. Antônio Frederico Ozanan, 6000 - Maxi Shopping Jundiaí	YES
72	SRAMMNS3304	AM	Manaus	Avenida Djalma Batista, 1661 - Millennium Shopping	YES
73	SRMGUNI4194	MG	Belo Horizonte	Avenida Cristiano Machado, 4000 - Minas Shopping	YES
75	SPSTS2871	SP	Santos	Av. Euclides da Cunha, 21 - Miramar Shopping	YES
76	SPMCZ2862	SP	Mogi Das Cruzes	Av. Ver. Narciso Yague Guimarães, 1001 - Mogi Shopping	YES
77	SPWST4065	SP	São Paulo	AV ROQUE PETRONI JUNIOR, 1089	YES
78	RNCAN6201	RN	Natal	Avenida Senador Salgado Filho 2234	YES
79	SRCEFLA0297	CE	Fortaleza	Av. Bezerra de Menezes, no. 2450 (North Shopping)	YES
80	SPRPO2866	SP	Ribeirão Preto	Av. Presidente Kennedy, 1500 - Novo Shopping	YES
81	SPOCO0087	SP	Osasco	Rua Tenente Avelar Pires de Azevedo, 81 - Osasco Plaza Shopping	YES
82	PERCE3244	PE	Recife	Rua Cais da Alfadênga S/N	YES
84	MTCBA0111	MT	Cuiabá	AV. RUBENS DE MENDONÇA	YES
85	SRRJCGR3022	RJ	Rio De Janeiro	Estrada do Monteiro, 1200 - Park Shopping Campo Grande	YES
86	SPCAS4832 / SPCAS2673	SP	Campinas	Av. Guilherme Campos, 500 - Parque Dom Pedro Shopping	YES
87	PAICO2253	PA	Belém	Rodovia Augusto Montenegro, 4300 (Parque Shopping Belém)	YES
88	SPPPE2851	SP	Presidente Prudente	Rua Siqueira Campos, 1545 - Parque Shopping Prudente	YES
89	ALMCO2399	AL	Maceió	AV MENINO MARCELO, 3800 TABULEIRO MARTINS	YES
90	SRBAIGW0208	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 1034, PITUBA PARQUE CENTER	YES
92	SPSRR2840	SP	São Jose Do Rio Preto	Av. José Munia, 4775 - Plaza Avenida Shopping	YES
93	SPITU2855	SP	Itu	Av. Dr. Ermelindo Maffei, 1199 - Plaza Shopping Itu	YES

94	SPSRR2875	SP	São Jose Do Rio Preto	R. Bernardino de Campos, 2940 - Praça Shopping	YES
95	SPSTS2872	SP	Santos	R. Alexandre Martins, 80 - Praiamar Shopping	YES
98	SPPPE2865	SP	Presidente Prudente	Av. Manoel Goulart, 2400 - Prudenshopping	YES
99	SPWVS2253	SP	São Paulo	Rod. Raposo Tavares, Km 14,5 - Raposo Shopping (Antigo Shopping Off Price Raposo)	YES
100	SRRJJBT3041	RJ	Rio De Janeiro	Rua Jardim Botânico, 266 - Rede Globo	YES
101	SPRPO5314	SP	Ribeirão Preto	Av. Cel. Fernando Ferreira Leite, 1540 - Ribeirão Shopping	YES
103	SRRJBOT3021	RJ	Rio De Janeiro	Rua General Severiano, 97 - Rio Plaza Shopping	YES
104	SPSRR2876	SP	São Jose Do Rio Preto	Av. Brigadeiro Faria Lima, 6363 - Riopreto Shopping Center	YES
106	SRMGSAV4363	MG	Belo Horizonte	Rua Alagoas, 1314 - Shopping 5ª Avenida	YES
107	SPSNE4571	SP	Santo André	Av. Pereira Barreto, 42 - Shopping ABC (Antigo Mappin ABC)	YES
109	SRCEFLA0299	CE	Fortaleza	Av. Dom Luis, no. 500 (Shopping Aldeota)	YES
110	MGNLA4722	MG	Nova Lima	Rua Senador Milton Campos, 115 - (Shopping Alta Vila)	YES
111	SPWVF4169	SP	São Paulo	Av. Regente Feijó, 1739	YES
112	SRRJCPS3057	RJ	Campos Dos Goytacazes	Av. 28 de Março, 574 - Shopping Avenida 28	YES
113	SRBAPOK0201	BA	Salvador	AVENIDA CENTENARIO, 2992	YES
114	PEBVT3241	PE	Recife	Rua do Giriquiti 48	YES
116	SRGOGNA0304	GO	Goiânia	Rua 9,1855	YES
117	SRRJCPS3058	RJ	Campos Dos Goytacazes	Rua Doutor Silvio Bastos Tavares, 330 - Shopping Boulevard Campos	YES
118	SRRJSCR3028	RJ	Rio De Janeiro	Rua Barão de São Francisco, 236 - Shopping Boulevard RioShopping antigo Iguatemi	YES
119	ESVVA3847	ES	Vila Velha	Rodovia do Sol, Km 5000 (Shopping Boulevard Vila Velha)	YES
120	SPWVS4237	SP	São Paulo	Av. Prof. Francisco Morato, 2718 - Shopping Butantã	YES

121	SPWCL0085	SP	São Paulo	Estrada do Campo Limpo, 45 - Shopping Campo Limpo	YES
122	RSCAN0958	RS	Canoas	AV GUILHERME SCHELL 6750/ TE	YES
123	PABLM2198	PA	Belém	Rod. BR - 316, Km 1, s/n (Shopping Castanheira)	YES
124	SPWCO2634	SP	São Paulo	Av. Paulista, 2064 - Shopping Center 3	YES
125	SPFND1291	SP	Fernandópolis	Av. Litério Grecco, 600 - Shopping Center Fernandópolis	YES
126	SPWLP2883	SP	São Paulo	R. Guaicurus, esquina com a Rua Catão - Shopping Center Lapa	YES
127	SPWVG4173	SP	São Paulo	TV CASALBUONO, 120	YES
128	SPWPH3954	SP	São Paulo	R. Doutor João Ribeiro,304 - Shopping Center Penha	YES
129	SPRCO2868	SP	Rio Claro	Av. Conde Francisco Matarazzo, 205 - Shopping Center Rio Claro	YES
131	PRIND0399	PR	Curitiba	AVENIDA MARECHAL FLORIANO PEIXOTO, 4880	YES
132	SPSJC5482	SP	São Jose Dos Campos	Av. São João, 2200 - Shopping Colinas	YES
133	SPWPI3937	SP	São Paulo	AV. CRUZEIRO DO SUL, 1100 - SHOPPING D	YES
134	SPWIB3783	SP	São Paulo	Av. das Nações Unidas, 12555 - Shopping D&D	YES
135	SRRJGAV3036	RJ	Rio De Janeiro	Rua Marquês de São Vicente, 52 - Shopping da Gávea	YES
136	SRMASLS1686	MA	São Luís	Av. Daniel de La Touche, 987	YES
137	SRMGCAI4197	MG	Belo Horizonte	Avenida Presidente Carlos Luz, 3001 - Shopping Del Rey	YES
138	SPWPN3976	SP	São Paulo	Av. Rebouças, 3970	YES
139	SPWBV3590	SP	São Paulo	R. Frei Caneca, 569 - Shopping Frei Caneca	YES
140	SPCOA0258	SP	Cotia	Rodovia Raposo Tavares, km 23	YES
141	PEJBO3326	PE	Jaboatão Dos Guararapes	Avenida Barreto de Menezes 800	YES
142	SPWMM3912 / SPWMM2797	SP	São Paulo	Av. Ibirapuera, 3103 - Shopping Ibirapuera	YES
143	SRCEFLA0298	CE	Fortaleza	Av. Washington Soares, no. 85 (Shopping Iguatemi)	YES
144	SPWPN0266	SP	São Paulo	Rua Angelina Maffei Vita, s/n° - Shopping Iguatemi - Expansão Fase III	YES

145	SPWPN3977	SP	São Paulo	Av. Brig. Faria Lima, 2232	YES
146	RSIND0529	RS	Caxias Do Sul	RST 453 2787 SN	YES
147	SRBABDA0202	BA	Salvador	AVENIDA TANCREDO NEVES, 42-152, SHOPPING IGUATEMI SALVADOR	YES
148	SPWCG3654	SP	São Paulo	AV. INTERLAGOS, 2255 - Shopping Interlagos	YES
149	SCIND0277	SC	São Jose	RUA GERONCIO THIVES	YES
151	SPARQ2842	SP	Araraquara	Acesso Engenheiro Heitor de Souza Pinheiro, 2270 - Shopping Jaraguá	YES
152	SPWVA4154	SP	São Paulo	Av. Giovanni Gronchi, 5819 - Shopping Jardim Sul	YES
153	SPGJA2852	SP	Guarujá	Av. Marechal Deodoro da Fonseca, 885	YES
154	SPWVG2884	SP	São Paulo	Av. Otto Baumgart, 500 - Shopping Lar Center	YES
155	SPWAC2885	SP	São Paulo	Av. Aricanduva, 5555 - Shopping Leste Aricanduva	YES
156	SPWRE2886	SP	São Paulo	R. Coronel Xavier de Toledo, 23 - Shopping Light	YES
157	SPWBS0086	SP	São Paulo	Rua Barão de Ladário, 566/670 - Shopping Mega Polo Moda	YES
158	ESSEA3846	ES	Serra	Av. João Palácios, 300 (SHOPPING MESTRE ALVARO)	YES
159	SPWTA2887	SP	São Paulo	R. Gonçalves Crespo, 78 - Shopping Metrô Boulevard Tatuapé	YES
160	SPWIT2888	SP	São Paulo	Av. José Pinheiro Borges, s/n - Shopping Metrô Itaquera	YES
162	SPWTA4134	SP	São Paulo	R. Domingos Agostim, 91 - Shopping Metrô Tatuapé	YES
163	SPSBO2624	SP	São Bernardo Do Campo	Praça Samuel Sabatini, 200 - Shopping Metrópole	YES
165	RNLSA6033	RN	Natal	Avenida Bernardo Vieira 3775.Shopping Midway mall.	YES
166	SRRJDCT3037	RJ	Rio De Janeiro	Avenida Pastor Martin Luther King Jr, 126	YES
168	PABLM2199	PA	Belém	Trav. Padre Eutíquio, no. 1078 (Shopping Pátio Belém)	YES
171	SPWBV3936	SP	São Paulo	R. Treze de Maio, 1947 - Shopping Pátio Paulista (Antigo Shopping Paulista)	YES
172	SRMGSAV4204	MG	Belo Horizonte	Avenida do Contorno, 6061 - Shopping Pátio Savassi	YES
173	SRBAASG0203	BA	Salvador	RUA CONS. JUNQUEIRA AYRES, 165/TO	YES

174	SPPAA2864	SP	Piracicaba	Av. Limeira, 722 - Shopping Piracicaba	YES
176	RJMCE2672	RJ	Macaé	Avenida Aluízio da Silva Gomes, 800 - Shopping Plaza Macaé	YES
177	SPWSU4114	SP	São Paulo	Praça Leonor Kaupa, 100 - Shopping Plaza Sul	YES
178	SRRJMAD3044	RJ	Rio De Janeiro	Estrada da Portela, 99 - Shopping Polo1	YES
181	PEBVG3243	PE	Recife	Rua Padre Carapuceiro 777	YES
182	SRMASLS1547	MA	São Luís	Av. São Luís Rei de França, no 08, bairro Turú. Shopping Rio Anil.	YES
184	SPRPO2867	SP	Ribeirão Preto	R. São José, 933 - Shopping Santa Úrsula	YES
185	RJSGO2908	RJ	São Gonçalo	Rua Nova Jersey, s/n - Lote 1 - Shopping São Gonçalo	YES
186	MGSLA2096	MG	Sete Lagoas	Rua Otávio Campelo Ribeiro, 2801 (Shopping Sete Lagoas)	YES
188	SPTBS4662	SP	Taboão Da Serra	Rod. Régis Bittencourt, Km 271,5 - Shopping Taboão	YES
189	PESAR3429	PE	Recife	Avenida Agamenon Magalhaes 153	YES
191	SRRJRCP3029	RJ	Rio De Janeiro	Avenida Maracanã, 987 - Shopping Tijuca	YES
192	PRIND0398	PR	Curitiba	RUA ITACOLOMI, 100	YES
193	PAPUP2033	PA	Parauapebas	Rodovia PA 275, Km 55 - Shopping Unique	YES
194	MGIIG4202	MG	Ipatinga	Rodovia BR-381 (Avenida Pedro Linhares Filho), Km 206 - Industrial - Shopping Vale do Aço	YES
195	SPVOS1097	SP	Valinhos	Rua Paiquerê, 200 - Shopping Valinhos	YES
196	SRRJBTJ3048	RJ	Rio De Janeiro	Avenida Ayrton Senna, 3000 - Shopping Via Parque	YES
197	SRRJBTJ3023	RJ	Rio De Janeiro	Avenida das Américas, 3900	YES
198	SPWAP3569	SP	São Paulo	Av. das Nações Unidas, 4777 - Shopping Villa-Lobos	YES
199	ESVTA3811	ES	Vitoria	Avenida Nossa Senhora dos Navegantes, 1440 - Shopping Vitória	YES
200	SPWBF3584	SP	São Paulo	Av. Antártica, 380 - Shopping West Plaza	YES
201	RJVRD2280	RJ	Volta Redonda	Rua Brás Magaldi Fernandes, 300	YES
202	SPSOC2892	SP	Sorocaba	Av. Afonso Vergueiro, 1700/1766 - Sorocaba Shopping	YES
203	SPOCO2640	SP	Osasco	Av. dos Autonomistas, 1828 - Super Shopping Osasco	YES
204	PRCTA0576	PR	Curitiba	Supermercado Angeloni - Avenida República Argentina,	YES

205	SPSZN2893	SP	Suzano	R. Sete de Setembro, 555 - Suzano Shopping	YES
206	DFIND0131	DF	Brasília	Rua 210, QS 1, Lt. 40	YES
207	SPTTE2894	SP	Taubate	Av. Charles Schneider, 1700 - Taubaté Shopping	YES
209	SPSTB2869	SP	Santa Barbara Doeste	Av. Santa Bárbara, 777 - Tívoli Shopping	YES
210	SRRJBOT3026	RJ	Rio De Janeiro	Rua Lauro Muller, 116 - Torre do Rio Sul - Complexo do RioSul (Shopping)	YES
211	SPWST2854	SP	São Paulo	Avenida Dr. Mário Villas Boas Rodrigues, 387 - Transamérica Expo Center	YES
217	DFIND0144	DF	Brasília	CPU DARCY RIBEIRO, 0 - ASA NORTE	YES
218	SPSJC2877	SP	São Jose Dos Campos	Av. Andrômeda, 227 - Vale Sul Shopping	YES
219	SRRJIRJ3062	RJ	Rio De Janeiro	Rua Itapera, Trevo das Margaridas - Via Brasil Shopping	YES
220	SRCEFLA0920	CE	Fortaleza	Av. Washington Soares, 4335	YES
221	SPWIB3785	SP	São Paulo	Av. das Nações Unidas, 12551 - World Trade Center São Paulo	YES
222	DFIND0138	DF	Brasília	PÇA TRES PODERESLOTE ÚNICO, 0 - ZONA CÍVICO ADMINIST	YES

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 4.2.1(VIII)

Existing Sharing Agreements Subject to Prior Consent

1.               Infrastructure Sharing Agreement No. CO-UNA-009/2008, entered into on 07/31/2008, by and between, on one side, TNL PCS S.A., and, on the other side, Nextel Telecomunicações Ltda., as amended and modified from time to time;

2.               Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/024-2015, entered into on 05/18/2005, by and between, on one side, Telemar Norte Leste S.A., and, on the other side, Nextel Telecomunicações Ltda., as amended and modified from time to time;

3.               Infrastructure Sharing Agreement No. DNO.060/INFRASTRUCTURE/2006, entered into on 11/01/2006, by and between, on one side, OI S.A. — Under Judicial Reorganization, and, on the other side, Nextel Telecomunicações Ltda., as amended and modified from time to time;

4.               Infrastructure Sharing Agreement No. DNO/117/INFRA/2003, entered into on 10/31/2003, by and between, on one side, OI S.A. — Under Judicial Reorganization and OI Móvel S.A. — Under Judicial Reorganization, and, on the other side, AMERICEL

S.A. and BCP S.A., as amended and modified from time to time;

5.               Infrastructure Sharing Agreement entered into on 01/31/2008, by and between, on one side, BCP S.A., and, on the other side, Amazônia Celular S.A., as amended and modified from time to time;

6.               Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/0001-2005, entered into on 05/20/2005, by and between, on one side, Telemar Norte Leste S.A., and, on the other side, ATL Telecom S.A., AMERICEL S.A., TELET S.A., STEMAR Telecomunicações Ltda., TESS S.A., and BSE S.A., as amended and modified from time to time;

7.               Letter of Intent of Mutual Infrastructure Assignment Agreement, entered into on 09/08/2003, by and between, on one side, TNL PCS S.A, and, on the other side, ATL — Algar Telecom S.A., STEMAR Telecomunicações Ltda., and BSE S.A., as amended and modified from time to time;

8.               Mutual Infrastructure Assignment Agreement No. DNO.129 — INFRA/2004, entered into on 09/30/2004, by and between, on one side, OI S.A. — Under Judicial Reorganization, and OI Móvel S.A. — Under Judicial Reorganization, and, on the other side, Vivo S.A., as amended and modified from time to time;

9.               Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/025-2006, entered into on 05/02/2006, by and between, on one side, Telemar Norte Leste S/A, and TNL PCS S.A., and, on the other side, Vivo S.A., as amended and modified from time to time;

10.            Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE — 0004-2004, entered into on 07/01/2004, by and between, on one side, Telemar Norte Leste S.A., and TNL PCS S.A., and, on the other side, Vivo S.A., as amended and modified from time to time;

11.            Infrastructure Sharing Agreement entered into on 01/31/2007, by and between, on one side, Amazônia Celular S.A., and, on the other side, Vivo S/A., as amended and modified from time to time;

12.            Infrastructure Sharing Agreement entered into on 06/16/2004, by and between, on one side, Telemar Norte Leste S.A, and, on the other side, Telefônica Empresas S.A., as amended and modified from time to time;

13.            Mutual Infrastructure Assignment Agreement entered into on 12/01/2001, by and between, on one side, TNL PCS S.A, Telemar Norte Leste S.A., and Tele Norte Leste Participações S.A., and, on the other side, Telemig Celular S.A., Amazônia Celular S.A.

— Amazonas, Amazônia Celular S.A. — Pará, Amazônia Celular S.A. — Amapá, Amazônia Celular S.A. — Maranhão, Amazônia Celular S.A. — Roraima, as amended and modified from time to time;

14.            Infrastructure Sharing Agreement No. CT/OI/RO — 181-2009, entered into on 11/25/2009, by and between, on one side, Tim Celular S.A., and TIM Nordeste S.A., and, on the other side TNL PCS S.A., and OI Móvel S.A. — Under Judicial Reorganization, as amended and modified from time to time;

15.            Infrastructure Sharing Agreement No. CT/OI/RO — 185-009, entered into on 11/25/2009, by and between, on one side, Tim Celular S.A., and, on the other side, OI

S.A. — Under Judicial Reorganization, as amended and modified from time to time;

16.            Infrastructure Sharing Agreement No. CT/OI/RO — 183-2009, entered into on 11/25/2009, by and between, on one side, Tim Celular S.A., and TIM Nordeste S.A., and, on the other side, Telemar Norte Leste S.A., as amended and modified from time to time;

17.            Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE/016-2004, entered into on 03/28/2005, by and between, on one side, Empresa Brasileira de Telecomunicações S.A. — EMBRATEL, Vésper S.A., and Vésper São Paulo S.A., and, on the other side, Telemar Norte Leste S.A., and TNL PCS S.A., as amended and modified from time to time;

18.            Infrastructure Sharing Agreement No. CO/TELEMAR/UNA-IE-0010-2006, entered into on 04/13/2006, by and between, on one side, Primesys Soluções Empresariais S.A., and, on the other side, Telemar Norte Leste S.A., and TNL PCS S.A., as amended and modified from time to time;

19.            Mutual Infrastructure Assignment or Sharing Agreement No. DNO/138/INFRASTRUCTURE/2004, entered into on 06/01/2004, by and between, on one side, Empresa Brasileira de Telecomunicações - EMBRATEL, Vésper S.A., and Vésper São Paulo S.A., and, on the other side, OI S.A. - Under Judicial Reorganization, and OI Móvel S.A. - Under Judicial Reorganization, as amended and modified from time to time;

20.            Infrastructure Sharing Agreement No. CO/OI/RO-024-2010 and CONT/CNO/0003/2010, entered into on 03/03/2010, by and between, on one side, OI

S.A. - Under Judicial Reorganization, and, on the other side, CTBC Multimídia Data NET S.A., as amended and modified from time to time;

21.            Colocation Agreement (Infrastructure Sharing) No. CO/TELEMAR/UNA- IE/0005-2004, entered into on 11/01/2004, by and between, on one side, Telemar Norte Leste S.A., and, on the other side, Companhia de Telecomunicações do Brasil Central, as amended and modified from time to time;

22.            Colocation Agreement (Infrastructure Sharing Agreement) No. CO/TELEMAR/UNA-IE/0009-2004, entered into on 11/01/2004, by and between, on one side, Pegasus Telecom S.A., and, on the other side, CTBC Celular Participações S.A., as amended and modified from time to time; and

23.            Infrastructure Sharing Agreement No. CO/OI/DA - 219-2015, entered into on 10/26/2015, by and between, on one side, OI Móvel S.A. - Under Judicial Reorganization, and, on the other side, Algar Multimídia S.A., Algar Telecom S.A., and Algar Celular S.A., as amended and modified from time to time.

*-*-*

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 4.2.1(IX)

#	Site ID	Address
		State	Municipality	Address	Lease Agreements Identified
3	ALMCO2363	AL	Maceió	AV ASSIS CHATEAUBRIAND, 2998	YES
4	ALOUB2295	AL	Ouro Branco	RUA CORONEL LUCENA, S/N LUIZ G. DE CARVALHO	YES
6	AMMNS3146	AM	Manaus	Av. J, s/n - Rua Sete de Abril (Pró-menor Dom Bosco)	YES
8	APSQA2524	AP	Santana	AV. FRANCISCO DE MELO PARENTE, 147, REMEDIOS II	YES
12	S2BABRR0061	BA	Salvador	AVENIDA DOM JOAO VI, 466	YES
14	S2BAASG0093	BA	Salvador	RUA DA MOURARIA, 6	YES
15	S2BAPOK0008	BA	Salvador	RUA PROFESSOR ARISTIDES NOVIS, 12, FEDERAÇÃO	YES
16	S2BAIGW0058	BA	Salvador	RUA RUBENS GUELLI, 134	YES
22	BACXS4693	BA	Mata De São Joao	KM 76 - COMPLEXO COSTA DO SAUIPE	YES
23	BAPGU1174	BA	Porto Seguro	RUA SÃO PEDRO, 180	YES
24	BAUIA1294	BA	Ubaitaba	RUA DO CACAU S/N	YES
29	BAMJO0786	BA	Mata De São Joao	Rodovia BA099	YES
30	BAICM1146	BA	Ilha De Comandatuba	Rua de Comandatuba, s/n	YES
31	BABRM1286	BA	Brumado	Rod. BR 30	YES
32	S2CEFLA0232	CE	Fortaleza	Rua Vicente Leite, 630 - Meireles.	YES
33	S2CEFLA0114	CE	Fortaleza	Edifício San Lucas - Rua Prof. Silo Ribeiro, 420 Papicu	YES
34	S2CEFLA0198	CE	Fortaleza	RUA PINTO MADEIRA,757	YES
35	S2CEFLA0202	CE	Fortaleza	AVENIDA ANTONIO SALES, 1317,	YES
37	CEFLA0191	CE	Fortaleza	Avenida Washington Soares, n° 55	YES
38	S2CEFLA0188	CE	Fortaleza	AVENIDA LUIS, 300	YES
39	S2CEFLA0074	CE	Fortaleza	Rua Senador Pompeu, 649	YES

40	CEFLA0230	CE	Fortaleza	RUA VILEBALDO AGUIAR, ED. JARANA 2200	YES
41	CEFLA0187	CE	Fortaleza	Av. Vicente de Castro, 6043	YES
42	CEARJ0547	CE	Barbalha	DISTRITO SITIO FARIAS, 0	YES
47	DFBSA0236	DF	Brasília	SCES trecho 2 lote 32	YES
48	DFSAM0754	DF	Brasília	QR 411CONJ. 4, CASA 14, SAMAMBÁIA	YES
49	DFSAM0753	DF	Brasília	QS604, CONJ. B (CANDIDADTO B)	YES
50	DFBSA0225	DF	Brasília	Saan Quadra 3 Lote 870 - N S/N	YES
52	DFBSA0741	DF	Brasília	SET SAFS QD 4 LT 1 ZONA CIVICO ADMINIST	YES
54	DFBSA0189	DF	Brasília	SQS 307 BLOCO J - N° S/N	YES
55	DFROD0128	DF	Brasília	Rodovia Brasília - Unaí, BR251, Km 14 - n° S/N	YES
57	DFBSA0312	DF	Brasília	SHIS QI 11, BLOCO O. LAGO SUL	YES
59	ESCNA3115	ES	Colatina	AVENIDA GETULIO VARGAS, 500	YES
61	ESCIM3808	ES	Cachoeiro De Itapemirim	RUA JOSE FARIAS DE JESUS, 8	YES
62	ESVTA3002	ES	Vitoria	AV. NOSSA SENHORA DA PENHA,1495	YES
64	GOIUB0360	GO	Itumbiara	Setor Central - Praça da República. CEP. 75503-900	YES
65	GOGNA0425	GO	Goiânia	ARAGUAIA SHOPPING - RUA 44	YES
66	DFROD0119	GO	Cristalina	Rodovia Br 040, Brasília-Belo Horizonte, Km: 35 - N S/N	YES
67	GOGNA0393	GO	Goiânia	AV. 136. QUADRA 239. LOTE 9/10.	YES
68	GOACG0278	GO	Aparecida De Goiânia	RUA CAPIBARIBE Q 22, 0	YES
69	GOGNA0492	GO	Goiânia	RUA 04 ESQ. C RUA 02-A, QD.5A, LT.01, N°1.502. SETOR CENTRAL	YES
72	GOGNA0088	GO	Goiânia	Rua 17A Esquina Com 13A , 899 — ST. Aeroporto - GO	YES
73	GOGNA0462	GO	Goiânia	RUA BENEDITO ZUPELLI, 254-320	YES
74	S2MASLS1543	MA	São Luís	Rua Grande, n°490	YES
75	MASLS1557	MA	São Luís	Av. Senador Vitorino Freire, n° 1958 — Bairro Areinha	YES
76	S2MASLS1512	MA	São Luís	AVENIDA CASTELO BRANCO, 500	YES
77	MASLS1520	MA	São Luís	Rua do Egito, 283 - Centro	YES

79	MASMH1979	MA	São Mateus Do Maranhão	RUA BENU LAGO	YES
81	MGURA4872	MG	Uberaba	Rod. BR-050, Km 195	YES
82	MGASL5930	MG	Augusto De Lima	R Geraldo Lopes Alvim, 314	YES
85	3GMGGVS5325	MG	Governador Valadares	Av. JK, 1157	YES
86	MGJFA5020	MG	Juiz De Fora	Av. Barão do Rio Branco - 2288	YES
87	MGIJA5865	MG	Itajubá	Rd. Itajubá - Maria da Fé, Km 3	YES
88	MGSAV4348	MG	Belo Horizonte	Av. João Pinheiro, 495	YES
90	MGJFA5022	MG	Juiz De Fora	AVENIDA DO RIO BRANCO, 1441	YES
91	MGSLZ2004	MG	Belo Horizonte	Avenida Antônio Carlos, 8100 - Pampulha Mall	YES
92	MGBEL2018	MG	Belo Horizonte	Rua Afonso Costa Reis, 65	YES
93	MGCTO4130	MG	Belo Horizonte	Rua Espirito Santo - 1059	YES
94	MGCTO4308	MG	Belo Horizonte	RUA CARIJOS, 424 - SALA 08 (PRAÇA SETE DE SETEMBRO)	YES
96	MGSTO4302	MG	Belo Horizonte	Rua Carangola, 670 com Rua Cristina	YES
97	MGEPL4323	MG	Belo Horizonte	RUA BEGONIA, 72	YES
98	MGFUN4153	MG	Belo Horizonte	Av. Brasil , 709	YES
99	MGJFA5046	MG	Juiz De Fora	RUA MARECHAL DEODORO, 444	YES
100	MGURA5544	MG	Uberaba	Praça Rui Barbosa, 300 , ( ELVIRA SHOPPING )	YES
102	MGJFA5116	MG	Juiz De Fora	AVENIDA BARÃO DO RIO BRANCO	YES
105	MGBEL4055	MG	Belo Horizonte	Rodovia Br-356, 3049 - Bh Shopping	YES
106	MGFLO4125	MG	Belo Horizonte	Rua Jacuí, 1882	YES
107	MGIRO4867	MG	Itabirito	ESTRADA PRINCIPAL, S/N	YES
108	MGMRN4603	MG	Mariana	RUA JOSE MESQUITA, 167	YES
111	MGBET6472	MG	Betim	RUA ROMUALDA AUGUSTA DE MELO, 337	YES
116	MGSOE5014	MG	São Joao Del Rei	RUA GABRIEL PASSOS, 321	YES
118	MGGON5120	MG	Goiana	RUA JOAO DE SOUZA RIBEIRO, 0	YES

120	MGFVS2311	MG	Fronteira Dos Vales	RUA BAHIA, 198	YES
122	MGURA5723	MG	Uberaba	AVENIDA FILOMENA CARTAFINA, KM 17	YES
124	MGCAA6386	MG	Capitão Andrade	AVENIDA LEVINDO DIAS, S/N	YES
125	MGMEF6434	MG	Monte Formoso	MORRO DO CEMITERIO	YES
130	MGNLA2030	MG	Nova Lima	RODOVIA JUSCELINO KUBITSCHEK / BR -040, KM 545, S/N	YES
136	MGINH5259	MG	Itanhomi	AV. SÃO CRISTOVÃO, S/N	YES
141	MTCBA0021	MT	Cuiabá	AV HIST RUBENS DE MENDONCA - BAU	YES
142	MTCBA0164	MT	Cuiabá	AV. BEIRA RIO, 3100 JARDIM EUROPA	YES
144	PABLM2019	PA	Belém	Rua Santo Antônio	YES
153	PAPGN2432	PA	Paragominas	Avenida Júlia Kubitschek, s/n Quadra 19 Lote 06	YES
160	PAIAB2438	PA	Itaituba	Rua Santo Antonio - n° 1489	YES
161	PAVCB2387	PA	Barcarena	RODOVIA PA, KM21 - DISTRITO MURUCUPI (FABRICA ALUNORTE)	YES
162	PAPUP2026	PA	Parauapebas	MINA DE FERROSOS CARAJÁS N4 (PCE)	YES
164	PBMAN4510	PB	Cabedelo	AVENIDA FLAVIO RIBEIRO COUTINHO, N°143, MANAIRA	YES
165	PBCBO4516	PB	Joao Pessoa	RUA JOSE RAMALHO LEITE, 1233	YES
166	PBMAN4559	PB	Joao Pessoa	AVENIDA SAPE, 1800	YES
167	PBCTO4571	PB	Joao Pessoa	AVENIDA BARROSO, 433	YES
172	PEESP3020	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656- ESPINHEIRO	YES
173	PERCE3244	PE	Recife	RUA CAIS DA ALFÂNDEGA, S/N - SHOPPING ALFÂNDEGA	YES
175	PEBVG3037	PE	Recife	RUA RAUL AZEDO, 53	YES
176	PEBVG3036	PE	Recife	RUA JOSE ADERVAL CHAVES, 264	YES
177	PEBVG3044	PE	Recife	Boa Viagem Avenida Boa Viagem, 4000 Edf Vânia.	YES
178	PEBVG3087	PE	Recife	RUA ANISIO RODRIGUES COELHO, 423	YES

179	PEBVT3006	PE	Recife	RUA SETE DE SETEMBRO, 238	YES
180	PEGRX3016	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656- ESPINHEIRO	YES
181	PESTA3002	PE	Recife	RUA MARQUES DE HERVAL,150 - SANTO ANTONIO - RECIFE - PE	YES
182	PEIPJ4151	PE	Ipojuca	Rua Frei Vicente Salvador, 203	YES
184	PEPOX3225	PE	Recife	Estrada das Ubaias 634	YES
185	PEESP3039	PE	Recife	RUA QUARENTA E OITO N°434 - EDF. NICOLAU II	YES
186	PEIDL3038	PE	Recife	RUA CAP. JOSÉ DA LUZ,25	YES
187	PEOLD3424	PE	Olinda	Avenida José Augusto Moreira 2258 - Edf Cidade de Olinda	YES
188	PEPNM3128	PE	Recife	Avenida 17 de Agosto 500	YES
189	PEMAD3054	PE	Recife	Rua Real da Torre, 292 - Madalena, Recife - PE	YES
190	PEMAD3011	PE	Recife	Rua Demócrito de Souza Filho 71 - EDF SOLAR DO SICUPEMA	YES
191	PESTA3001	PE	Recife	RUA IMP D PEDRO II , 325	YES
192	PESTA3022	PE	Recife	Avenida Guararapes 154	YES
194	PEBVG3058	PE	Recife	Rua Major Armando de Souza Melo, 430 - Edf Jacunã	YES
195	PEAJP3079	PE	Recife	Rua Oscár Pinto, 293 - Casa Amarela, Recife - PE	YES
196	PEDIM3236	PE	Recife	Rua Manoel de Medeiros	YES
197	PEBVT3032	PE	Recife	AVENIDA CONDE DA BOA VISTA, 331 - CENTRO	YES
199	PECQL3149	PE	Recife	Rua Alto de Bela Vista, 0	YES
200	PETMR3031	PE	Recife	R. Jundiá, 242 - Edf Sisal	YES
201	PEBVG3082	PE	Recife	RUA SGT SILVINO MACEDO, 155	YES
203	PEBVG3222	PE	Recife	Rua Fernando Simões Barbosa 316	YES
204	PEJBO3310	PE	Jaboatão Dos Guararapes	Avenida Bernardo Vieira de Melo, 4804	YES
205	PEJBO3302	PE	Jaboatão Dos Guararapes	Avenida Beira Mar, 520	YES

215	PRCTA0667	PR	Curitiba	RUA UBALDINO DO AMARAL, 37, ESTÁDIO COUTO PEREIRA	YES
216	PRCTA0546	PR	Curitiba	AVENIDA PARANÁ 1758	YES
217	PRCTA0661	PR	Curitiba	RUA TREZE DE MAIO, 981	YES
218	PRMGA0556	PR	Maringá	AV. DONA SOPHIA RASGULAEFF,466	YES
219	PRCTA0678	PR	Curitiba	RUA COMENDADOR ARAUJO, 730, HOTEL IBIS	YES
221	PRCPM0685	PR	Campo Mourão	Rua Laurindo Borges, 1398 - Centro, Campo Mourão - PR	YES
222	PRFOZ0722	PR	Foz Do Iguaçu	Rua Rui Barbosa, 786	YES
224	PRCTA0651	PR	Curitiba	AVENIDA PARANA 3825	YES
225	PRLDA0424	PR	Londrina	Av Higienópolis, 70 - Jardim Higienópolis	YES
226	PRCTA0690	PR	Curitiba	Rua Mariano Torres, 916	YES
229	PRFOZ0721	PR	Foz Do Iguaçu	Rua Carlos Souttomayor, 393	YES
230	PRCTA0545	PR	Curitiba	RUA JOQUEI CLUBE, 437	YES
231	PRCTA0053	PR	Curitiba	Rua Belém, 43	YES
232	PRCTA0734	PR	Curitiba	Rua Visc. do Rio Branco, 803	YES
234	PRCPP3519	PR	Cornélio Procópio	AV. NOSSA SENHORA DO ROCIO,966	YES
235	PRCTA0658	PR	Curitiba	AVENIDA SILVA JARDIM, 1856	YES
236	PRCTA0523	PR	Curitiba	RUA PADRE ANCHIETA, 2128	YES
237	PRCTA0110	PR	Curitiba	Rod. Br 277 Cta - Orleans / Rod. do Café - Cidade Industrial De Curitiba	YES
238	PRCTA0143	PR	Curitiba	Rua da Paz, 202	YES
239	PRCTA0422	PR	Curitiba	Alameda Dr. Muricy, 650	YES
240	PRCTA0423	PR	Curitiba	Rua Dr. Manoel Linhares de Lacerda, 84 - Capão Raso	YES
242	PRCTA0151	PR	Curitiba	Rua XV de Novembro, 360	YES
243	PRLDA0214	PR	Londrina	Rua Sem. Souza Naves, 45	YES
244	PRCTA0126	PR	Curitiba	Rua Sete de Abril, 571	YES
245	PRCTA0142	PR	Curitiba	Av. João Gualberto, 623	YES
248	PRPGO0467	PR	Ponta Grossa	Rua Varnhagem, 366	YES
249	PRCTA0103	PR	Curitiba	Rua Marechal Deodoro, 950	YES

250	PRLDA0219	PR	Londrina	R. Astorga, 80- Hedy	YES
253	PRCTA0469	PR	Curitiba	Av Afonso Camargo, 849 - Cristo Rei - Curitiba - PR	YES
254	PRMGA0497	PR	Maringá	Rua Néo Alves Martins, 3176 - Zona 3	YES
258	PRFOZ0428	PR	Foz Do Iguaçu	AVENIDA FELIPE WANDSCHEER 1276	YES
260	PRCTA0454	PR	Curitiba	Av. Nossa Senhora da Luz, 1800 - Jardim Social - Curitiba - PR	YES
261	PRCTA0463	PR	Curitiba	Avenida da República, 6464 - Guaíra - Curitiba - PR	YES
262	PRLDA0505	PR	Londrina	AVENIDA SANTOS DUMONT, 500-BOA VISTA	YES
277	RJRCP0091	RJ	Rio De Janeiro	AVENIDA PAULO DE FRONTIN, 739	YES
284	RJMGE0314	RJ	Magé	RUA RAFAEL COZOLINO, QUADRA L, LOTE 3.	YES
286	RJCTO0960	RJ	Rio De Janeiro	Rua São Jose, 90	YES
288	RJBTJ0411	RJ	Rio De Janeiro	Av. das Américas, 3120	YES
295	RJLEB0130	RJ	Rio De Janeiro	Rua Dias Ferreira, N° 658	YES
298	RJTNQ2900	RJ	Rio De Janeiro	AVENIDA GEREMARIO DANTAS, 402	YES
303	RJGAL0141	RJ	Rio De Janeiro	AVENIDA VINTE DE JANEIRO, S/N° - ILHA DO GOVERNADOR - RIO DE JANEIRO	YES
315	3GRJVAS3332	RJ	Vassouras	ESTRADA BARÃO DE IPIABAS, S/N° - VASSOURAS	YES
325	RNMLU6004	RN	Natal	Rua Florestal 27	YES
330	RNLNA6017	RN	Natal	Rua N. Sra. de Lourdes 1376 - Ed. Manhatam	YES
332	ROPVO3036	RO	Porto Velho	AV. GOV. JORGE TEIXEIRA, 629	YES
334	S2RSPAE0651	RS	Porto Alegre	RUA PROF. JOÃO DE SOUSA RIBEIRO, 859	YES
337	S2RSPAE0970	RS	Porto Alegre	ACESSO D SQ 3 1 UNIDADE VICINAL, 3146	YES
339	RSCSL0061	RS	Caxias Do Sul	Rua Sinimbu, 2682	YES
340	RSCSL0052	RS	Caxias Do Sul	Av Júlio de Castilhos, 4054	YES
341	RSCSL0054	RS	Caxias Do Sul	Rua Gen. Arcy da Rocha Nobrega, 504- Jardim América	YES
344	RSLHC0768	RS	Salvador Do Sul	LINHA COMPRIDA - CENTRO - SALVADOR DO SUL	YES
345	RSRGR0891	RS	Rio Grande	RUA REVOCATA DE MELLO, 51	YES
346	RSCSL0068	RS	Caxias Do Sul	Rua Remio Antônio Tomazzoni, 138 — Planalto — Caxias do Sul	YES

348	RSCAN0870	RS	São Gabriel	RUA FERNANDO FERRARI, S/N	YES
349	RSPAE0971	RS	Porto Alegre	ALAMEDA J - UNIDADE VICINAL, 183	YES
351	RSPAE0857	RS	Porto Alegre	AVENIDA CRUZEIRO DO SUL, 2323	YES
362	SCPRI0545	SC	Princesa	Rua Santa Catarina, s/n°	YES
364	3GSCFNS0405	SC	Florianópolis	Av. Rio Branco, 369	YES
365	SCWUM0274	SC	Witmarsum	Estrada Geral, s/n°	YES
366	SCFNS0333	SC	Florianópolis	R. do Calafate, 113 — BL2 - PANTANAL	YES
369	SCJGS0311	SC	Jaraguá Do Sul	Rua Gerhardt, s/n — Rio da Luz	YES
371	SCSOO0503	SC	São Jose	RUA AMBRÓSIO DA SILVA, 223	YES
373	3GSCFNS0382	SC	Florianópolis	RUA LACERDA COUTINHO,179	YES
374	SCBCU0351	SC	Balneário Camboriú	AV. BRASIL, 3080	YES
377	3GSCFNS0572	SC	Florianópolis	ROD. TERTULIANO BRITO XAVIER, 2352	YES
381	SPCAO4938	SP	Cubatão	RUA JOSE GONÇALVES TORRES S.N - CUBATÃO/SP	YES
382	SPWCV3688	SP	São Paulo	RUA PRO F VILMA VIEIRA, 21 - CASA VERDE	YES
383	SPWMM3911	SP	São Paulo	Av Moema, 81 - Planalto Paulista, São Paulo - SP	YES
384	SPWPC3942	SP	São Paulo	RUA MANOEL DA MATA SÁ 170	YES
385	SPWFO3735	SP	São Paulo	RUA ISANGA, N° 521 - FREGUESIA DO Ó	YES
386	SPWCM3694	SP	São Paulo	Rua Pedro Rodrigues Beja, 111 — Vila Marari	YES
387	SPWVF4163	SP	São Paulo	RUA ANTONIO REIS N 11B — CHÁCARA BELENZINHO	YES
388	SPWPT3996	SP	São Paulo	Rua Dr João Toniolo 535 — Jardim São José	YES
389	SPWCM3695	SP	São Paulo	RUA FERRUCIO SANDOLI 232 — SÃO PAULO	YES
390	SPWST3117	SP	São Paulo	Av. Roque Petroni Júnior, 1089 - Chácara Santo Antônio (Zona Sul), São Paulo - SP	YES
392	SPWVD3048	SP	São Paulo	Rua Oscar de Medeiros, 164, Vila Medeiros	YES
393	SPWGR3743	SP	São Paulo	Rua DR. Antônio Simões de Carvalho,105 - Jd. São Bernardo -São Paulo - SP	YES

395	SPFAC4958	SP	Franca	Av Presidente Vargas 666 — Cidade Nova, Franca - SP	YES
396	SPWCS3728	SP	São Paulo	Rua Girolamo Dai Libri, 433 - Vila Moraes	YES
397	SPWAA3576	SP	São Paulo	Rua da Padroeira, 83 - Jardim Nordeste, São Paulo - SP	YES
398	SPOCO4536	SP	Osasco	Rua Rosa D'ângelo Pisapia, 156 — Vila Yara	YES
399	SPSBO4598	SP	São Bernardo Do Campo	Rua Ruy Barbosa, 260	YES
400	SPWBE3603	SP	São Paulo	RUA JOAO BATISTA DE LACERDA, 261	YES
401	SPSBO4607	SP	São Bernardo Do Campo	Rua Municipal, 193	YES
402	SPWBF3583	SP	São Paulo	Av. Francisco Matarazzo, 229 - Água Branca, São Paulo - SP	YES
403	SPWBF3585	SP	São Paulo	Rua Josef Kryss, 319 - Parque Industrial Tomas Edson	YES
404	SPSBO4630	SP	São Bernardo Do Campo	Rua Nelza Ascêncio, 128 — Ferrazópolis — São Bernardo do Campo	YES
405	SPSCN4637	SP	São Caetano Do Sul	Rua Archinto Ferrari, 118 — Santo Antônio — São Caetano do Sul	YES
406	SPWBV3589	SP	São Paulo	AVENIDA PAULISTA, 810	YES
407	SPWCB3641	SP	São Paulo	Rua Ribeiroles, 274 — Vila Paulista	YES
408	SPMMM5169	SP	Mogi Mirim	Rua Coronel Venâncio Ferreira Alves Adorno, 89 — Saúde	YES
409	SPRPO5341	SP	Ribeirão Preto	Rua Bernardino de Campos, 1236	YES
410	SPSTB5363	SP	Santa Barbara Doeste	RUA TREZE DE MAIO, 749 - CENTRO	YES
411	SPSJC5460	SP	São Jose Dos Campos	Rua Euclídes Miragaia, 26 — Centro	YES
412	SPPGE5272	SP	Praia Grande	AV. PRESIDENTE COSTA E SILVA, 13 — PRAIA GRANDE - SP	YES
414	SPSTS5379	SP	Santos	Rua Saturnino de Brito, 256 — Marapé — Santos	YES
415	SPSTS5396	SP	Santos	Av. Ana Costa, 121 - Vila Matias	YES
416	SPSTS5403	SP	Santos	Rua Vergueiro Steidel, 304 - Aparecida	YES

417	SPSUM5601	SP	Sumaré	Rua João Antônio Soares, 18 — Jd. Bom Retiro - Sumaré	YES
418	SPWPN3988	SP	São Paulo	Avenida Nove de Julho, 5624 — Jardim Paulista — São Paulo	YES
419	SPWTA4138	SP	São Paulo	Rua Cantagalo, 738 — Vila Gomes Cardim - SP	YES
420	SPWPZ3963	SP	São Paulo	Rua Dr. Homem de Melo, 1186 - Perdizes	YES
421	SPWPZ3964	SP	São Paulo	Rua Dr. Homem de Melo, 352 — Perdizes — São Paulo	YES
422	SPWJQ3800	SP	São Paulo	Rua das Oiticicas, 149 — Pq. Jabaquara - São Paulo - SP	YES
423	SPWJQ3801	SP	São Paulo	Rua Mianos, 104 — Vila Santa Catarina - SP	YES
425	SPWRE4007	SP	São Paulo	Alameda Barão de Limeira, 478 - Campos Elíseos, São Paulo - SP	YES
426	SPWRE4010	SP	São Paulo	Avenida Cásper Libero, 58 — Centro Histórico de São Paulo	YES
427	SPWRE4011	SP	São Paulo	Rua Conselheiro Ramalho, 104 — Bela Vista	YES
428	SPWVJ4178	SP	São Paulo	Rua Édipo Felíciano, 100 - Vila Jacuí, São Paulo — SP	YES
429	SPWLB3880	SP	São Paulo	Rua do Glicério, 731 — Liberdade — São Paulo	YES
430	SPWLB3881	SP	São Paulo	Rua Vergueiro, 168 — Liberdade — São Paulo	YES
433	SPWVM4212	SP	São Paulo	Rua Eça de Queiroz, 258 — Vila Mariana - SP	YES
434	SPWLP3868	SP	São Paulo	Rua Tonelero, 239 — Vila Ipojuca — São Paulo - SP	YES
435	SPWLP3870	SP	São Paulo	Rua Marcelina, 394 — Vila Romana - SP	YES
436	SPWSC4040	SP	São Paulo	Rua Albuquerque Lins, 374 - Santa Cecilia, São Paulo - SP	YES
437	SPWSD4078	SP	São Paulo	Av General Charles de Gaulle, 208 — Pq. São Domingos	YES
438	SPWVM4216	SP	São Paulo	R. Joel Jorge de Melo, 62 - Vila Mariana	YES
440	SPWSE4124	SP	São Paulo	Praça Doutor João Mendes, 62 — Liberdade	YES
441	SPWMM3898	SP	São Paulo	RUA SALTO, 70 — MOEMA	YES
442	SPWMM3901	SP	São Paulo	Av. dos Imarés, 88 - Indianópolis, São Paulo - SP	YES
443	SPWMM3903	SP	São Paulo	Alameda Jauaperi, 1083 — Moema - SP	YES
446	SPWMR3927	SP	São Paulo	Avenida Barão de Monte Mor, 75 — Vila Morumbi	YES
447	SPWSN4057	SP	São Paulo	Rua Voluntários da Pátria, 2798 - Santana, São Paulo - SP	YES

449	SPWSU4103	SP	São Paulo	Rua Estero Belaco 160 - Vila da Saúde, São Paulo - SP	YES
450	SPWSU4117	SP	São Paulo	Av. Jabaquara, 970 — Saúde — São Paulo	YES
452	SPWCO3064	SP	São Paulo	Av. Angélica, 1683 - Santa Cecilia, São Paulo - SP	YES
453	SPWSU3522	SP	São Paulo	Avenida Indianópolis, 1192 — (Clube Sírio Libanês) - Planalto Paulista, São Paulo	YES
454	SPWBL3618	SP	São Paulo	RUA EDUARDO COSTA, N°244 - VILA BRASILÂNDIA	YES
457	SPWCO3717	SP	São Paulo	Rua Minas Gerais, 388 - Higienópolis	YES
458	SPSBO4605	SP	São Bernardo Do Campo	Rua Marechal Badoglio, 15 — Vila Mussoline	YES
459	SPWJR3818	SP	São Paulo	Rua Conselheiro Amaral, 196 - Jaguará, São Paulo - SP	YES
460	SPWPN3987	SP	São Paulo	Rua Hungria, 664 - Jardins, São Paulo - SP	YES
461	SPWTA4136	SP	São Paulo	RUA GEN. GELÁS, 72 - TATUAPÉ, SÃO PAULO-SP - 03090-030	YES
462	SPWRE4012	SP	São Paulo	Rua Washington Luís, 392 — Centro Histórico — São Paulo	YES
463	SPWSC4044	SP	São Paulo	Praça Júlio Prestes, 30 - Campos Elíseos, São Paulo - SP	YES
464	SPWMM3907	SP	São Paulo	Alameda dos Tupiniquins, 1235 - Planalto Paulista	YES
465	SPWPN3972	SP	São Paulo	Rua Fradique Coutinho, 1590 — Pinheiros — São Paulo - SP	YES
466	SPWMM2564	SP	São Paulo	Rua inhambu, 763	YES
467	SPWVM3099	SP	São Paulo	Av. Brigadeiro Luís Antônio, 2819 — Jardim Paulista	YES
468	SPWLB3069	SP	São Paulo	Rua Topázio, 420 — Vila Mariana	YES
469	SPLRA5117	SP	Limeira	Rua Dr. José Carvalho Ferreira, s/n	YES
470	SPWJE3059	SP	São Paulo	Rua Caetanópolis, 930 - Jaguaré	YES
471	SPWCO3711	SP	São Paulo	Rua da Consolação, 2143	YES
473	SPWCO3721	SP	São Paulo	Av Angélica, N° 1189 — Consolação	YES
474	SPJAI4454	SP	Jundiaí	Rua do Rosário	YES
475	SPSTS5374	SP	Santos	Rua Augusto Paulino, 57	YES

476	SPWBV3596	SP	São Paulo	RUA LOURENCO GRANATO, 214	YES
477	SPWCY3637	SP	São Paulo	AVENIDA LACERDA FRANCO, 130, CEP:1536-000	YES
478	SPWAR3557	SP	São Paulo	RUA TEOFILO DIAS, 332	YES
479	SPWBS3612	SP	São Paulo	RUA JOSE MONTEIRO, 323	YES
480	SPWIT3794	SP	São Paulo	AVENIDA CAMPANELLA, EDIFÍCIO: CAMPANELLA 1297 — ITAQUERA	YES
481	SPSTS5387	SP	Santos	Rua Ana Costa, 555	YES
482	SPSTS5389	SP	Santos	Rua Barão de Paranapiacaba, 77	YES
483	SPSTS5397	SP	Santos	Rua Euclides da Cunha, 151	YES
487	SPWJP3833	SP	São Paulo	Rua José Maria Lisboa, 1187	YES
488	SPWJP3845	SP	São Paulo	Rua Pamplona, 825 - Jardim Paulista	YES
489	SPWPZ3957	SP	São Paulo	Rua Diana, 740 — Perdizes	YES
490	SPWJQ3807	SP	São Paulo	Rua das Grumixamas, 110 — Jardim Oriental	YES
491	SPWRT4003	SP	São Paulo	Rua Cândido Fontoura, 481	YES
492	SPWSC4035	SP	São Paulo	Rua Guaianases, 1197	YES
493	SPWMR3923	SP	São Paulo	Av. Lineu de Paula Machado, 1174 Jardim Everest	YES
494	SPWIR3748	SP	São Paulo	Rua Vasconcelos Drumond, 196, Ipiranga	YES
495	SPWIR3751	SP	São Paulo	Rua Costa Aguiar, 994 - Ipiranga	YES
496	SPWSU4108	SP	São Paulo	Av. Indianópolis, 2185	YES
497	SPARC3152	SP	Araçatuba	Rua Wenceslau Braz 120 - Ed Copacabana — Vila Santa Maria	YES
498	SPSTS3213	SP	Santos	Avenida Presidente Wilson, 66 — José Menino	YES
499	SPSZN3100	SP	Suzano	Rua Benjamin Constant, 1653	YES
500	SPWMM3096	SP	São Paulo	Alameda dos Anapurus, 1297 - Moema	YES
501	SPWJP3067	SP	São Paulo	Alameda Tietê, 301 — Jardim Paulista	YES
502	SPWJG3820	SP	São Paulo	Rua Sebastiao Laranjeiras 252	YES
503	SPWLJ3865	SP	São Paulo	RUA GIBOUCUS 62	YES
504	SPWCO3714	SP	São Paulo	Avenida Angélica, 2000 — Consolação — São Paulo	YES
505	SPWPN3974	SP	São Paulo	Rua Joaquim Antunes, 149 - Pinheiros — São Paulo	YES

506	SPWVM4205	SP	São Paulo	Rua Conselheiro Rodrigues Alves, 391 — Vila Mariana	YES
507	SPWLM3888	SP	São Paulo	Rua Antônio Ribeiro de Morais, 264 - Vila Carbone, São Paulo - SP	YES
508	SPWCO3719	SP	São Paulo	Rua Amaral Gurgel, 518 — Consolação	YES
509	SPWRE4004	SP	São Paulo	Rua Coronel Xavier de Toledo, 70 - República	YES
510	SPWRE4005	SP	São Paulo	Av. Prestes Maia, 702	YES
511	SPWIB3779	SP	São Paulo	Rua Jesuíno Arruda, 327 - Itaim Bibi	YES
512	SPWIR3753	SP	São Paulo	Rua Costa Aguiar, 2446 - Ipiranga	YES
513	SPWPZ3047	SP	São Paulo	Rua Campevas, n° 313/325 - Perdizes	YES
514	SPGJA4743	SP	Guarujá	Rua Mário Ribeiro, 886	YES
515	SPGJA5009	SP	Guarujá	Rua José Avelino de Oliveira, 260	YES
517	SPWJP3849	SP	São Paulo	Av. Paulista, 2006 — Bela Vista	YES
518	SPWJP3854	SP	São Paulo	Avenida Brasil, S/N - Jardim América (Praça Nossa Senhora do Brasil)	YES
519	SPWIR3760	SP	São Paulo	Rua Vemag 1, Vila Independência	YES
520	SPWJP3068	SP	São Paulo	Rua Batatais, 558	YES
521	SPPAA5239	SP	Piracicaba	Rua Praça da Catedral Dom Ernesto de Paula, 170 - Centro	YES
522	SPWCL3670	SP	São Paulo	Rua Caverá, 55 — Jardim Umarizal	YES
523	SPWAN3570	SP	São Paulo	AV. Felippo Sturba, S/N - Anhanguera	YES
524	SPCAS4848	SP	Campinas	Rua General Osório, 1233 — Centro	YES
525	SPCAS4871	SP	Campinas	Rua Júlio de Mesquita, 36	YES
526	SPCAS4876	SP	Campinas	Rua Vargem Grande do Sul, 506 - Esquina com Avenida Baden Powell	YES
527	SPITA4429	SP	Itatiba	Rua Quintino Bocaiúva, 343	YES
528	SPSOC5568	SP	Sorocaba	Rua Capitão Nascimento Filho, 171	YES
529	SPWMC3921	SP	São Paulo	Rua João Caetano, 379	YES
530	SPWCN3674	SP	São Paulo	R. Maria Angélica Franci, - Vila Franci	YES
531	SPWIP3017	SP	São Paulo	R Manuel Martins de Melo, S/N- Vila Itaim	YES

532	SPWIP3018	SP	São Paulo	Avenida Tomé Dias Laço, S/N — Itaim Paulista	YES
533	SPWJH3830	SP	São Paulo	Rua Tetiximira, 146 — Jardim Helena	YES
534	SPGRS3000	SP	Guarulhos	Rua Candelária, S/N - Jardim Jacy	YES
535	SPWMR2678	SP	São Paulo	Rua Jules Rimet, estádio Cícero P. de Toledo, portão04, Morumbi	YES
536	SPWBS5671	SP	São Paulo	RUA DO GASOMETRO, 741, CEP: 3004 - 000	YES
537	SPWBU3625	SP	São Paulo	RUA ARMANDO FAIRBANKS, 310	YES
538	SPWJP3841	SP	São Paulo	Avenida São Gabriel, 236 — Jardim Paulista	YES
539	SPWJP3851	SP	São Paulo	Alameda Campinas, 1600	YES
540	SPWSC4038	SP	São Paulo	Rua Albuquerque Lins, 92	YES
541	SPWIB3777	SP	São Paulo	Rua Jacurici, 184 — Itaim Bibi	YES
542	SPRPO5315	SP	Ribeirão Preto	Rua Ana Costa, 555	YES
543	SPPGE5273	SP	Praia Grande	Rua São Salvador, 50 - Guilhermina	YES
544	SPSTS5391	SP	Santos	Av. Presidente Wilson, 90 - José Menino	YES
546	SPWST4072	SP	São Paulo	Rua Rodrigues Pais, 193	YES
547	SPWPN3985	SP	São Paulo	Rua Diana, 740	YES
548	SPCAS4870	SP	Campinas	Rua José de Alencar, 675 - Centro	YES
549	SPWJQ3808	SP	São Paulo	Rua Porcelana, 193 — Vila do Encontro — São Paulo	YES
550	SPWIB3769	SP	São Paulo	AVENIDA HORÁCIO LAFER, 702	YES
551	SPWLP3869	SP	São Paulo	Rua Albion, 229 - Lapa, São Paulo - SP	YES
552	SPWBV3588	SP	São Paulo	ALAMEDA RIO CLARO, BELA VISTA - 157 SÃO -SP	YES
553	SPWPS3970	SP	São Paulo	R Antônio José Anacleto, S/N, Vila Fanton	YES
554	SPWMM3098	SP	São Paulo	Av. Jacutinga, 632 - Indianópolis	YES
555	SPWBU3628	SP	São Paulo	AVENIDA CAXINGUI, 175	YES
556	SPPGE5275	SP	São Paulo	RUA BALNEARIO CAMBURIU, 100	YES
557	SPWJP3853	SP	São Paulo	AL ITU,1067 VILA CARAGUATA CONDOMÍNIO EDIFÍCIO JOSÉ HACHEM	YES
558	SPWIB3784	SP	São Paulo	Av. Engenheiro Carlos Berrini, 801	YES
559	SPWJP3840	SP	São Paulo	AVENIDA PAULISTA, EDIFÍCIO ASAHI,1274	YES

560	SPWSN4046	SP	São Paulo	RUA, FRANCISCO RAMOS N, 28 SANTANA	YES
561	SPWSE4118	SP	São Paulo	AV DO ESTADO, N° 2854, CENTRO	YES
562	SPOCO4514	SP	Osasco	Rua Dr. Mariano Jatahy Marcondes Ferraz, 215 - Centro	YES
563	SPRPO5325	SP	Ribeirão Preto	Rua Sete de Setembro,590	YES
564	SPWIB3761	SP	São Paulo	R. GUARAIUVA, 599	YES
565	SPWSL4085	SP	São Paulo	Avenida Sapopemba, 5435 — Sapopemba — São Paulo	YES
566	SPWSN4059	SP	São Paulo	Rua Valdemar Martins, 116	YES
567	SPWRE4015	SP	São Paulo	RUA AMARO, 418,	YES
568	SPWBV3594	SP	São Paulo	RUA PEIXOTO GOMIDE, 581	YES
569	SPWCB3644	SP	São Paulo	Rua Baronesa da Bela Vista, 801 (Hotel Ibis) - Vila Congonhas	YES
570	SPWRE4006	SP	São Paulo	RUA BENTO FREITAS 186	YES
572	SPGRS0436	SP	Guarulhos	Rua Caraguatatuba, 57	YES
573	SPWCS3725	SP	São Paulo	RUA KITIZU UTIYAMA, 314, CURSINO	YES
574	SPWJE3824	SP	São Paulo	Rua Marselha, 94, Jaguaré	YES
575	SPWVC3023	SP	São Paulo	AV. FLAMINGO, 1361 - VILA NOVA CURUÇÁ	YES
576	SPCAS4840	SP	Campinas	RUA BARRETO LEME, 2101	YES
577	SPCAS4857	SP	Campinas	Rua Doutor Sales de Oliveira, 463 - Vila Industrial - Campinas - SP	YES
578	SPCAS4882	SP	Campinas	Rua Doutor Quirino, 757 - Centro, Campinas - SP	YES
579	SPWCL3663	SP	São Paulo	Rua Odemis, 520	YES
580	SPWBF3579	SP	São Paulo	Largo Péricles, 0, Barra Funda	YES
581	SPSBO4601	SP	São Bernardo Do Campo	PÇA SAMUEL SABATINI, 200 - CENTRO - SÃO BERNARDO CAMPO	YES
582	SPSBO4608	SP	São Bernardo Do Campo	Rua Braga, 266 - Vila Lusitania, São Bernardo do Campo - SP	YES
583	SPSBO4613	SP	São Bernardo Do Campo	AVENIDA JOÃO FIRMINO, 1229 - ASSUNÇÃO - SÃO BERNARDO DO CAMPO - SP	YES

584	SPSCN4634	SP	São Caetano Do Sul	Rua Rafael Correia Sampaio, 977 - Santa Paula - S.C.S	YES
585	SPWBV3587	SP	São Paulo	Rua Treze de Maio, 1566 - Bela Vista - São Paulo	YES
587	SPSTS5383	SP	Santos	Av. Dona Ana Costa, 376 - Gonzaga - Santos	YES
590	SPWTA4137	SP	São Paulo	Rua Apucarana, 1563 -Tatuapé - São Paulo	YES
591	SPWJP3834	SP	São Paulo	Alameda Joaquim Eugênio de Melo, 1452 - Jd. Paulista - São Paulo	YES
592	SPWJP3844	SP	São Paulo	Alameda Jaú, 1167 - Jardim Paulista - SP	YES
593	SPWJP3848	SP	São Paulo	Rua Maestro Elias Lobo, 1040 - Jardim Paulista - São Paulo	YES
594	SPWPZ3959	SP	São Paulo	Rua Monte Alegre, 470 - Perdizes - São Paulo	YES
595	SPWRE4009	SP	São Paulo	Lago do Arouche, 96 - República - SP	YES
596	SPWSC4043	SP	São Paulo	Rua Dr Gabriel Dos Santos, 759 - Santa Cecilia	YES
597	SPWVM4217	SP	São Paulo	RUA MANUEL DA NÓBREGA, 181	YES
598	SPWMM3905	SP	São Paulo	Rua Gaivota, 22 - Mo ema	YES
599	SPWMM3910	SP	São Paulo	Rua Gaivota, 665 - Indianópolis - São Paulo	YES
600	SPWIB3773	SP	São Paulo	Av. Jurubatuba, 246 - Morumbi	YES
601	SPWTA4133	SP	São Paulo	RUA EMILIO MALLET, 1893, VILA GOMES CARDIM	YES
602	SPSTS2545	SP	Santos	Avenida Washington Luiz, 61 - Vila Matias- Santos - SP	YES
603	SPSCN3086	SP	São Caetano Do Sul	Rua Alameda São Caetano, 1738 - Santa Maria - S.C.S	YES
604	SPWRE3072	SP	São Paulo	Rua Vitória, 395	YES
607	SPWVS4235	SP	São Paulo	RUA JOAO GUILHERME, 239	YES
608	SPWVA4157	SP	São Paulo	Rua Chico Gomes, S/N°	YES
609	SPWLM3887	SP	São Paulo	R. Dirce Rodrigues 33	YES
610	SPCAS4865	SP	Campinas	Av. Barão de Itapura, 1518 - Jardim Guanabara, Campinas - SP	YES
611	SPGJA5000	SP	Guarujá	Rua José da Silva Figueiredo, 525 Enseada - Guarujá	YES
612	SPINE5044	SP	Itanhaém	Rua João Mariano, 193 - Centro - Itanhaém	YES

613	SPWBL3617	SP	São Paulo	ESTRADA DO SABÃO, 40	YES
614	SPRPO5311	SP	Ribeirão Preto	RUA AMÉRICO BRASILIENSE, 413	YES
616	SPPGE5280	SP	Praia Grande	Rua Nicarágua, 49 - Praia Grande - São Paulo	YES
618	SPWSC4034	SP	São Paulo	Rua Cruzeiro, 732, Barra Funda	YES
619	SPWMM3906	SP	São Paulo	R Dra. Neyde Aparecida Solito, 460 - Vila Clementino - Moema - SP	YES
620	SPCAS2549	SP	Campinas	RUA BARÃO DE JAGUARA, 707 - CONCEIÇÃO	YES
621	SPSCL2559	SP	São Carlos	Rua Dona Maria Jacinta, 241, São Carlos - SP	YES
622	SPGRS3002	SP	Guarulhos	Av. São Paulo, 352 - Cidade Brasil - Guarulhos - SP	YES
623	SPWCT3015	SP	São Paulo	Rua Jaguapeba, 100	YES
624	SPWPT3039	SP	São Paulo	Rua Cel. Gonçalves da Siqueira 145, Pirituba	YES
625	SPWRE3073	SP	São Paulo	Rua Augusta, 66	YES
626	SPJCI1883	SP	Jacareí	R. Cap. João Jose de Macedo, 340	YES
627	SPWPZ3961	SP	São Paulo	Rua Coari, 208	YES
628	SPWSL4088	SP	São Paulo	Rua Joaquim Ribeiro da Costa, 386	YES
629	SPWBF3580	SP	São Paulo	Rua Turiassú, 1863, Perdizes	YES
630	SPSJC5491	SP	São Jose Dos Campos	Rua Cel João Cursino, 240/242 - Ed. Toulon	YES
631	SPSTS5402	SP	Santos	RUA LACERDA FRANCO, Condomínio Ed. Icaraíma - Bairro Aparecida 137, CEP:11025180	YES
634	SPWPI3940	SP	São Paulo	Av. Cruzeiro do Sul, 1100 - Canindé	YES
635	SPJCI1882	SP	Jacareí	Rua Gilberto Moreira, 296 - Vila Formosa, Jacareí - SP	YES
636	SPWCB3651	SP	São Paulo	Rua Barão do Triunfo, 276	YES
637	TOPMJ2109	TO	Palmas	AVENIDA LO-5, LT 01 - PLANODIRETOR SUL	YES

2	SRMGBPR4203	MG	Belo Horizonte	Avenida Augusto de Lima, 1549 - Fórum Lafayete	YES
3	RJSMI2621	RJ	São Joao De Meriti	Rodovia Presidente Dutra, 4200 - Shopping Grande Rio	YES
5	SPWCB3642	SP	São Paulo	Av. Washington Luís, s/n - Aeroporto Internacional de Congonhas	YES

6	SRCEFLA0142	CE	Fortaleza	Av. Senador Carlos Jereissati, 3000	YES
7	SPGRS2853	SP	Guarulhos	Rod. Presidente Dutra, Km 230 - Internacional Shopping Guarulhos	YES
8	SPGRS4359 / SPGRS4360	SP	Guarulhos	Rod. Hélio Schmidt, s/n - Aeroporto Internacional de São Paulo (Cumbica)	YES
9	SRBASCT0204	BA	Salvador	PRACA GAGO COUTINHO, 282,	YES
10	SRRJCTO3007	RJ	Rio De Janeiro	Praça Senador Salgado Filho, S/N - Aeroporto Santos Dumont	YES
11	DFIND0132	DF	Brasília	CSB 2, Lotes 1/4, Alameda Shopping	YES
12	SPBRE4271	SP	Barueri	Al. Rio Negro, 1033 - Alphaville Shopping	YES
14	SPARC2841	SP	Araçatuba	Av. Joaquim Pompeu de Toledo, 601 - Araçatuba Shopping	YES
17	SPBRU2845	SP	Bauru	R. Henrique Savi, 15-55 - Bauru Shopping	YES
18	SRRSIND0519	RS	Porto Alegre	AVENIDA PRAIA DE BELAS, 1181	YES
19	SRMGBEL4193	MG	Belo Horizonte	Rodovia BR-356, 3049 - BH Shopping	YES
20	MGCEM4198	MG	Contagem	Avenida João César de Oliveira, 1275 - Big Shopping (32260-250)	YES
21	SPWST4067	SP	São Paulo	R. Borba Gato, 59 - Boa Vista Shopping	YES
22	RJBOT2604	RJ	Rio De Janeiro	Praia de Botafogo, 400 - Botafogo Praia Shopping	YES
23	DFIND0726	DF	Brasília	SETOR TERMINAL NORTE, CONJUNTO J, BOULEVARD SHOPPING	YES
24	SPWBF2628	SP	São Paulo	Rua Turiassú, 2100	YES
25	DFIND0130	DF	Brasília	QD SCN Q 5 BL A, 0 - ASA NORTE	YES
27	SPGTA2632	SP	Guaratinguetá	Av. Juscelino Kubitscheck de Oliveira, 351 - Buriti Shopping Guará	YES
28	SRGOIND0199	GO	Goiânia	Av. Rio Verde, Qd. 102-104	YES
29	DFIND0133	DF	Brasília	Câmara dos Deputados - Praça dos Três Poderes	YES
32	SPCAS2846	SP	Campinas	R. Jacy Teixeira Camargo, 940 - Campinas Center	YES
33	SPCGT2849	SP	Caraguatatuba	Av. Arthur Costa Filho, 937 - Caraguá Praia Shopping	YES

34	PRIND0394	PR	Londrina	RODOVIA CELSO GARCIA CID, S/N	YES
36	SRRJTNQ3055	RJ	Rio De Janeiro	Avenida Geremário Dantas, 402 - Center Shopping	YES
37	SPSJC5473	SP	São Jose Dos Campos	Av. Deputado Benedito Matarazzo, 9403 - Center Vale Shopping	YES
38	SPWVP4227	SP	São Paulo	Av. Dr. Francisco Mesquita, 1000 - Central Plaza Shopping	YES
40	SRRJBOT3027	RJ	Rio De Janeiro	Praia de Botafogo, 501 - Centro Empresarial Mourisco	YES
41	SRRJBTJ3047	RJ	Rio De Janeiro	Av Ayrton Senna, 3000 - Via Parque - Citibank Hall	YES
43	SPWJE2880	SP	São Paulo	Av. Leão Machado, 100 - Continental Shopping	YES
45	SRMGLUR4196	MG	Belo Horizonte	Avenida Olegário Maciel, 1600 - Diamond Mall Shopping	YES
47	SPMIA2860	SP	Marilia	Av. Esmeraldas, 701 - Esmeralda Plaza Shopping	YES
48	SPSOC2891	SP	Sorocaba	Av. Izoraida Marques Peres, 401 - Esplanada Shopping	YES
49	SPWVG2881	SP	São Paulo	R: José Bernardo Pinto, 333 - Expo Center Norte	YES
50	SPWST0333	SP	São Paulo	R. Arquiteto Olavo Redig de Campos, 105 - EZ Towers — Torre A	YES
51	SPFAC2636	SP	Franca	Av. Rio Negro, 1100 - Franca Shopping	YES
52	SPCAS4833	SP	Campinas	Rodovia Dom Pedro I, Km 131,5 - Galeria Shopping	YES
53	SPCTD2850	SP	Catanduva	Av. José Nelson Machado, 280 - Garden Catanduva Shopping	YES
54	MTCBA0068	MT	Cuiabá	AV. LAVA PÉS	YES
55	SPSNE2870	SP	Santo André	Av. Industrial, 600 - Grand Plaza Shopping (Antigo ABC Plaza Shopping)	YES
56	SRRJBNF3050	RJ	Rio De Janeiro	Avenida Dom Hélder Câmara, 5474	YES
59	SRCEFLA0296	CE	Fortaleza	Av Dioguinho, 4189	YES
60	RJNIU2623	RJ	Nova Iguaçu	Av Governador Roberto da Silveira, 540 - Iguaçu Top Shopping	YES
61	SPSCL2874	SP	São Carlos	Passeio dos Flamboyants, 200 - Iguatemi São Carlos	YES
62	RJPTG2607	RJ	Rio De Janeiro	Avenida Maestro Paulo Silva, 400	YES
63	SPJCI2856	SP	Jacareí	R. Barão de Jacareí, 364 - Jacareí Shopping	YES

64	SPJAU2857	SP	Jau	Av. Dr. Quinzinho, 511 - Jaú Shopping	YES
65	SRRJJCP3042	RJ	Rio De Janeiro	Avenida Embaixador Abelardo Bueno, 3401	YES
66	SPPGE5270	SP	Praia Grande	AV AYRTON SENNA DA SILVA, 1500	YES
67	PBMAN4590	PB	Joao Pessoa	Avenida Gov Flavio Ribeiro Coutinho 805/TO	YES
69	SPWST4066	SP	São Paulo	Av. Dr. Chucri Zaidan, 902	YES
70	SPMAU2861	SP	Mauá	Av. Governador Mario Covas Junior, 01 - Mauá Plaza Shopping	YES
71	SPJAI2858	SP	Jundiaí	Av. Antônio Frederico Ozanan, 6000 - Maxi Shopping Jundiaí	YES
72	SRAMMNS3304	AM	Manaus	Avenida Djalma Batista, 1661 - Millennium Shopping	YES
73	SRMGUNI4194	MG	Belo Horizonte	Avenida Cristiano Machado, 4000 - Minas Shopping	YES
75	SPSTS2871	SP	Santos	Av. Euclides da Cunha, 21 - Miramar Shopping	YES
76	SPMCZ2862	SP	Mogi Das Cruzes	Av. Ver. Narciso Yague Guimarães, 1001 - Mogi Shopping	YES
77	SPWST4065	SP	São Paulo	AV ROQUE PETRONI JUNIOR, 1089	YES
78	RNCAN6201	RN	Natal	Avenida Senador Salgado Filho 2234	YES
79	SRCEFLA0297	CE	Fortaleza	Av. Bezerra de Menezes, no. 2450 (North Shopping)	YES
80	SPRPO2866	SP	Ribeirão Preto	Av. Presidente Kennedy, 1500 - Novo Shopping	YES
81	SPOCO0087	SP	Osasco	Rua Tenente Avelar Pires de Azevedo, 81 - Osasco Plaza Shopping	YES
82	PERCE3244	PE	Recife	Rua Cais da Alfadênga S/N	YES
84	MTCBA0111	MT	Cuiabá	AV. RUBENS DE MENDONÇA	YES
85	SRRJCGR3022	RJ	Rio De Janeiro	Estrada do Monteiro, 1200 - Park Shopping Campo Grande	YES
86	SPCAS4832 / SPCAS2673	SP	Campinas	Av. Guilherme Campos, 500 - Parque Dom Pedro Shopping	YES
87	PAICO2253	PA	Belém	Rodovia Augusto Montenegro, 4300 (Parque Shopping Belém)	YES
88	SPPPE2851	SP	Presidente Prudente	Rua Siqueira Campos, 1545 - Parque Shopping Prudente	YES

89	ALMCO2399	AL	Maceió	AV MENINO MARCELO, 3800 TABULEIRO MARTINS	YES
90	SRBAIGW0208	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 1034, PITUBA PARQUE CENTER	YES
92	SPSRR2840	SP	São Jose Do Rio Preto	Av. José Munia, 4775 - Plaza Avenida Shopping	YES
93	SPITU2855	SP	Itu	Av. Dr. Ermelindo Maffei, 1199 - Plaza Shopping Itu	YES
94	SPSRR2875	SP	São Jose Do Rio Preto	R. Bernardino de Campos, 2940 - Praça Shopping	YES
95	SPSTS2872	SP	Santos	R. Alexandre Martins, 80 - Praiamar Shopping	YES
98	SPPPE2865	SP	Presidente Prudente	Av. Manoel Goulart, 2400 - Prudenshopping	YES
99	SPWVS2253	SP	São Paulo	Rod. Raposo Tavares, Km 14,5 - Raposo Shopping (Antigo Shopping Off Price Raposo)	YES
100	SRRJJBT3041	RJ	Rio De Janeiro	Rua Jardim Botânico, 266 - Rede Globo	YES
101	SPRPO5314	SP	Ribeirão Preto	Av. Cel. Fernando Ferreira Leite, 1540 - Ribeirão Shopping	YES
103	SRRJBOT3021	RJ	Rio De Janeiro	Rua General Severiano, 97 - Rio Plaza Shopping	YES
104	SPSRR2876	SP	São Jose Do Rio Preto	Av. Brigadeiro Faria Lima, 6363 - Riopreto Shopping Center	YES
106	SRMGSAV4363	MG	Belo Horizonte	Rua Alagoas, 1314 - Shopping 5ª Avenida	YES
107	SPSNE4571	SP	Santo André	Av. Pereira Barreto, 42 - Shopping ABC (Antigo Mappin ABC)	YES
109	SRCEFLA0299	CE	Fortaleza	Av. Dom Luis, no. 500 (Shopping Aldeota)	YES
110	MGNLA4722	MG	Nova Lima	Rua Senador Milton Campos, 115 - (Shopping Alta Vila)	YES
111	SPWVF4169	SP	São Paulo	Av. Regente Feijó, 1739	YES
112	SRRJCPS3057	RJ	Campos Dos Goytacazes	Av. 28 de Março, 574 - Shopping Avenida 28	YES
113	SRBAPOK0201	BA	Salvador	AVENIDA CENTENARIO, 2992	YES
114	PEBVT3241	PE	Recife	Rua do Giriquiti 48	YES
116	SRGOGNA0304	GO	Goiânia	Rua 9,1855	YES

117	SRRJCPS3058	RJ	Campos Dos Goytacazes	Rua Doutor Silvio Bastos Tavares, 330 - Shopping Boulevard Campos	YES
118	SRRJSCR3028	RJ	Rio De Janeiro	Rua Barão de São Francisco, 236 - Shopping Boulevard RioShopping antigo Iguatemi	YES
119	ESVVA3847	ES	Vila Velha	Rodovia do Sol, Km 5000 (Shopping Boulevard Vila Velha)	YES
120	SPWVS4237	SP	São Paulo	Av. Prof. Francisco Morato, 2718 - Shopping Butantã	YES
121	SPWCL0085	SP	São Paulo	Estrada do Campo Limpo, 45 - Shopping Campo Limpo	YES
122	RSCAN0958	RS	Canoas	AV GUILHERME SCHELL 6750/ TE	YES
123	PABLM2198	PA	Belém	Rod. BR - 316, Km 1, s/n (Shopping Castanheira)	YES
124	SPWCO2634	SP	São Paulo	Av. Paulista, 2064 - Shopping Center 3	YES
125	SPFND1291	SP	Fernandópolis	Av. Litério Grecco, 600 - Shopping Center Fernandópolis	YES
126	SPWLP2883	SP	São Paulo	R. Guaicurus, esquina com a Rua Catão - Shopping Center Lapa	YES
127	SPWVG4173	SP	São Paulo	TV CASALBUONO, 120	YES
128	SPWPH3954	SP	São Paulo	R. Doutor João Ribeiro,304 - Shopping Center Penha	YES
129	SPRCO2868	SP	Rio Claro	Av. Conde Francisco Matarazzo, 205 - Shopping Center Rio Claro	YES
131	PRIND0399	PR	Curitiba	AVENIDA MARECHAL FLORIANO PEIXOTO, 4880	YES
132	SPSJC5482	SP	São Jose Dos Campos	Av. São João, 2200 - Shopping Colinas	YES
133	SPWPI3937	SP	São Paulo	AV. CRUZEIRO DO SUL, 1100 - SHOPPING D	YES
134	SPWIB3783	SP	São Paulo	Av. das Nações Unidas, 12555 - Shopping D&D	YES
135	SRRJGAV3036	RJ	Rio De Janeiro	Rua Marquês de São Vicente, 52 - Shopping da Gávea	YES
136	SRMASLS1686	MA	São Luís	Av. Daniel de La Touche, 987	YES
137	SRMGCAI4197	MG	Belo Horizonte	Avenida Presidente Carlos Luz, 3001 - Shopping Del Rey	YES
138	SPWPN3976	SP	São Paulo	Av. Rebouças, 3970	YES
139	SPWBV3590	SP	São Paulo	R. Frei Caneca, 569 - Shopping Frei Caneca	YES
140	SPCOA0258	SP	Cotia	Rodovia Raposo Tavares, km 23	YES

141	PEJBO3326	PE	Jaboatão Dos Guararapes	Avenida Barreto de Menezes 800	YES
142	SPWMM3912 / SPWMM2797	SP	São Paulo	Av. Ibirapuera, 3103 - Shopping Ibirapuera	YES
143	SRCEFLA0298	CE	Fortaleza	Av. Washington Soares, no. 85 (Shopping Iguatemi)	YES
144	SPWPN0266	SP	São Paulo	Rua Angelina Maffei Vita, s/n° - Shopping Iguatemi - Expansão Fase III	YES
145	SPWPN3977	SP	São Paulo	Av. Brig. Faria Lima, 2232	YES
146	RSIND0529	RS	Caxias Do Sul	RST 453 2787 SN	YES
147	SRBABDA0202	BA	Salvador	AVENIDA TANCREDO NEVES, 42-152, SHOPPING IGUATEMI SALVADOR	YES
148	SPWCG3654	SP	São Paulo	AV. INTERLAGOS, 2255 - Shopping Interlagos	YES
149	SCIND0277	SC	São Jose	RUA GERONCIO THIVES	YES
151	SPARQ2842	SP	Araraquara	Acesso Engenheiro Heitor de Souza Pinheiro, 2270 - Shopping Jaraguá	YES
152	SPWVA4154	SP	São Paulo	Av. Giovanni Gronchi, 5819 - Shopping Jardim Sul	YES
153	SPGJA2852	SP	Guarujá	Av. Marechal Deodoro da Fonseca, 885	YES
154	SPWVG2884	SP	São Paulo	Av. Otto Baumgart, 500 - Shopping Lar Center	YES
155	SPWAC2885	SP	São Paulo	Av. Aricanduva, 5555 - Shopping Leste Aricanduva	YES
156	SPWRE2886	SP	São Paulo	R. Coronel Xavier de Toledo, 23 - Shopping Light	YES
157	SPWBS0086	SP	São Paulo	Rua Barão de Ladário, 566/670 - Shopping Mega Polo Moda	YES
158	ESSEA3846	ES	Serra	Av. João Palácios, 300 (SHOPPING MESTRE ALVARO)	YES
159	SPWTA2887	SP	São Paulo	R. Gonçalves Crespo, 78 - Shopping Metrô Boulevard Tatuapé	YES
160	SPWIT2888	SP	São Paulo	Av. José Pinheiro Borges, s/n - Shopping Metrô Itaquera	YES
162	SPWTA4134	SP	São Paulo	R. Domingos Agostim, 91 - Shopping Metrô Tatuapé	YES
163	SPSBO2624	SP	São Bernardo Do Campo	Praça Samuel Sabatini, 200 - Shopping Metrópole	YES

165	RNLSA6033	RN	Natal	Avenida Bernardo Vieira 3775.Shopping Midway mall.	YES
166	SRRJDCT3037	RJ	Rio De Janeiro	Avenida Pastor Martin Luther King Jr, 126	YES
168	PABLM2199	PA	Belém	Trav. Padre Eutíquio, no. 1078 (Shopping Pátio Belém)	YES
171	SPWBV3936	SP	São Paulo	R. Treze de Maio, 1947 - Shopping Pátio Paulista (Antigo Shopping Paulista)	YES
172	SRMGSAV4204	MG	Belo Horizonte	Avenida do Contorno, 6061 - Shopping Pátio Savassi	YES
173	SRBAASG0203	BA	Salvador	RUA CONS. JUNQUEIRA AYRES, 165/TO	YES
174	SPPAA2864	SP	Piracicaba	Av. Limeira, 722 - Shopping Piracicaba	YES
176	RJMCE2672	RJ	Macaé	Avenida Aluízio da Silva Gomes, 800 - Shopping Plaza Macaé	YES
177	SPWSU4114	SP	São Paulo	Praça Leonor Kaupa, 100 - Shopping Plaza Sul	YES
178	SRRJMAD3044	RJ	Rio De Janeiro	Estrada da Portela, 99 - Shopping Polo1	YES
181	PEBVG3243	PE	Recife	Rua Padre Carapuceiro 777	YES
182	SRMASLS1547	MA	São Luís	Av. São Luís Rei de França, no 08, bairro Turú. Shopping Rio Anil.	YES
184	SPRPO2867	SP	Ribeirão Preto	R. São José, 933 - Shopping Santa Úrsula	YES
185	RJSGO2908	RJ	São Gonçalo	Rua Nova Jersey, s/n - Lote 1 - Shopping São Gonçalo	YES
186	MGSLA2096	MG	Sete Lagoas	Rua Otávio Campelo Ribeiro, 2801 (Shopping Sete Lagoas)	YES
188	SPTBS4662	SP	Taboão Da Serra	Rod. Régis Bittencourt, Km 271,5 - Shopping Taboão	YES
189	PESAR3429	PE	Recife	Avenida Agamenon Magalhaes 153	YES
191	SRRJRCP3029	RJ	Rio De Janeiro	Avenida Maracanã, 987 - Shopping Tijuca	YES
192	PRIND0398	PR	Curitiba	RUA ITACOLOMI, 100	YES
193	PAPUP2033	PA	Parauapebas	Rodovia PA 275, Km 55 - Shopping Unique	YES
194	MGIIG4202	MG	Ipatinga	Rodovia BR-381 (Avenida Pedro Linhares Filho), Km 206 - Industrial - Shopping Vale do Aço	YES
195	SPVOS1097	SP	Valinhos	Rua Paiquerê, 200 - Shopping Valinhos	YES
196	SRRJBTJ3048	RJ	Rio De Janeiro	Avenida Ayrton Senna, 3000 - Shopping Via Parque	YES
197	SRRJBTJ3023	RJ	Rio De Janeiro	Avenida das Américas, 3900	YES

198	SPWAP3569	SP	São Paulo	Av. das Nações Unidas, 4777 - Shopping Villa-Lobos	YES
199	ESVTA3811	ES	Vitoria	Avenida Nossa Senhora dos Navegantes, 1440 - Shopping Vitória	YES
200	SPWBF3584	SP	São Paulo	Av. Antártica, 380 - Shopping West Plaza	YES
201	RJVRD2280	RJ	Volta Redonda	Rua Brás Magaldi Fernandes, 300	YES
202	SPSOC2892	SP	Sorocaba	Av. Afonso Vergueiro, 1700/1766 - Sorocaba Shopping	YES
203	SPOCO2640	SP	Osasco	Av. dos Autonomistas, 1828 - Super Shopping Osasco	YES
204	PRCTA0576	PR	Curitiba	Supermercado Angeloni - Avenida República Argentina,	YES
205	SPSZN2893	SP	Suzano	R. Sete de Setembro, 555 - Suzano Shopping	YES
206	DFIND0131	DF	Brasília	Rua 210, QS 1, Lt. 40	YES
207	SPTTE2894	SP	Taubate	Av. Charles Schneider, 1700 - Taubaté Shopping	YES
209	SPSTB2869	SP	Santa Barbara Doeste	Av. Santa Bárbara, 777 - Tívoli Shopping	YES
210	SRRJBOT3026	RJ	Rio De Janeiro	Rua Lauro Muller, 116 - Torre do Rio Sul - Complexo do RioSul (Shopping)	YES
211	SPWST2854	SP	São Paulo	Avenida Dr. Mário Villas Boas Rodrigues, 387 - Transamérica Expo Center	YES
217	DFIND0144	DF	Brasília	CPU DARCY RIBEIRO, 0 - ASA NORTE	YES
218	SPSJC2877	SP	São Jose Dos Campos	Av. Andrômeda, 227 - Vale Sul Shopping	YES
219	SRRJIRJ3062	RJ	Rio De Janeiro	Rua Itapera, Trevo das Margaridas - Via Brasil Shopping	YES
220	SRCEFLA0920	CE	Fortaleza	Av. Washington Soares, 4335	YES
221	SPWIB3785	SP	São Paulo	Av. das Nações Unidas, 12551 - World Trade Center São Paulo	YES
222	DFIND0138	DF	Brasília	PÇA TRES PODERESLOTE ÚNICO, 0 - ZONA CÍVICO ADMINIST	YES

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 4.4.6(i)

Final Purchase Price Adjustment - Substantial Competitive Restrictions

The Final Purchase Price after the Competitive Restrictions shall be equal to the Final Purchase Price (i) minus the Annual Indoor Revenue Price of those Indoor Sites that have to be removed from the scope of the transaction due to the Competitive Restrictions and

(ii) minus the Annual Outdoor Revenue Price of those Outdoor Sites that have to be removed from the scope of the transaction due to Competitive Restrictions.

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 5.2.1(V)

Closing Instrument

CLOSING INSTRUMENT OF THE SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

This Closing Instrument of the Share Purchase Agreement via Isolated Production Unit and Other Covenants (“Closing Instrument”) is entered into by and between, on one side,

1.               OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION, a corporation with its head offices in Brasília, Distrito Federal, at Setor Comercial Norte, Quadra 03, Bloco A, Edifício Estação Telefônica, Térreo, Parte 2, ZIP CODE 70.713-900, registered with the National Register of Legal Entities of the Ministry of Economy (“CNPJ/ME”) under No. 05.423.963/0001-11, herein represented pursuant to its Bylaws (hereinafter referred to as “Oi Móvel”);

2.               TELEMAR NORTE LESTE S.A. - UNDER JUDICIAL REORGANIZATION, a company with its head offices in Rio de Janeiro, State of Rio de Janeiro, at Rua do Lavradio, nº 71, 2º andar, Centro, ZIP CODE 20.230-070, registered with the CNPJ/ME under No. 33.000.118/0001-79 and in the Commercial Registry of the State of Rio de Janeiro under NIRE 33.30015258 0, herein represented pursuant to its Bylaws (hereinafter referred to as “TMAR” and, together with Oi Móvel, “Sellers”);

and, on the other side,

3.               [BUYER], with its head offices at [=], registered with the CNPJ/ME under No. [=] (hereinafter referred to as “Buyer”);

With Sellers and Buyer being jointly referred to as “Parties” and individually and indistinctly as “Party”.

And, as intervening consenting party,

4.               CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A., with its head offices in Rio de Janeiro, State of Rio de Janeiro, at Rua do Lavradio, n° 71, sl. 201/801, Centro, ZIP CODE 20.230-070, registered with the CNPJ/ME under No. 35.978.982/0001-75, herein represented pursuant to its Bylaws (hereinafter referred to as “Company”);

and also as intervening consenting guarantor party,

5.               OI S.A. - UNDER JUDICIAL REORGANIZATION, a publicly-held company, with its head offices at Rua do Lavradio n.° 71, Centro, in the City and State of Rio de Janeiro, ZIP CODE 20230-070, registered with the CNPJ/ME under No. 76.535.764/0001-43 (hereinafter referred to as “Oi” and together with the Company, the Intervening Consenting Sellers.

PREAMBLE

WHEREAS, on [=], the Parties and Intervening Consenting Sellers entered into the Share Purchase Agreement via Isolated Production Unit and Other Covenants, whereby, among other provisions, Buyer undertook to acquire all the shares issued by the Company, representing the totality of the Company’s share capital (“Agreement”); and

WHEREAS, the Conditions Precedent for the Closing provided for in Clause 4 of the Agreement have been implemented and verified (or waived, as the case may be) until and/or on this date, so that the Parties wish to proceed with the Closing and consummate the legal transactions provided for in the Agreement to perform the Closing;

NOW THEREFORE, the Parties enter into this Closing Instrument, which shall be governed by the following terms and conditions that the parties mutually agree, as follows:

CLAUSE 1 DEFINED TERMS

Clause 1.1. Defined Terms. The terms used in this Closing Instrument in capital letters and not expressly defined herein, both in the singular and in the plural, and the verbal and nominal variations thereof, shall have the meaning ascribed to them in the Agreement.

CLAUSE 2

CONDITIONS PRECEDENT FOR THE CLOSING

Clause 2.1. Compliance with the Conditions Precedent for the Closing. The Parties represent and warrant (for themselves and, in the case of Sellers, also for the Company) that the Conditions Precedent for the Closing provided for in Clause 4 of the Agreement, have been implemented, complied with and verified (or waived, as the case may be), as applicable, prior to and/or on this Closing Date, as follows:

2.1.1       Conditions Precedent of the Parties. The Parties represent and warrant (for themselves and, in the case of Sellers, also for the Company) that the Conditions Precedent of the Parties provided for in Clause 4.1 of the Agreement, have been implemented, complied with and verified prior to and/or on this Closing Date, as provided for therein.

2.1.2       Conditions Precedent of Buyer. Sellers represent and warrant (for themselves and also for the Company) that the Conditions Precedent of Buyer provided for in Clause 4.2 of the Agreement, have been implemented, complied with and verified prior to and/or on this Closing Date, as provided for therein. Without prejudice to the foregoing, Sellers represent and warrant (for themselves and also for the Company) to Buyer that, on this Closing Date:

(i)                     all representations and warranties made by Sellers in the Agreement are true, complete and exact, both on the date of execution of this Agreement and on the Closing Date [(considering the representations updated in accordance with the provisions of Clause 14.4)]1;

(ii)                   Sellers and the Intervening Consenting Sellers are not in breach of the obligations undertaken by them under the Agreement, including those stipulated in Clause 8.1 of the Agreement; and

(iii)                any event that constitutes a Material Adverse Effect has not occurred from the date of execution of the Agreement to this Closing Date;

2.1.3       Conditions Precedent of Sellers. Buyer represents and warrants that the Conditions Precedent of Sellers provided for in Clause 4.3 of the Agreement, have been implemented, complied with and verified prior to and/or on this Closing Date, as provided for therein. Without prejudice to the foregoing, Buyer represents and warrants to Sellers that, on this Closing Date:

(i)                     all representations and warranties provided by Buyer in the Agreement contained in Clause 7 are true, complete and exact, both on the date of execution of the Agreement and on this Closing Date; and

(ii)                   on this Closing Date, also, Buyer are not in breach of the obligations undertaken thereby in the Agreement.

Clause 2.2. Closing Date. The Parties, by mutual agreement, determine that the Closing is performed on the date hereof, and the date hereof is considered the Closing Date for all purposes and effects of the Agreement.

Clause 2.3. Obligations at Closing. As determined in Clause 5.2 of the Agreement, the Parties have complied with (and Sellers has caused the Company to comply with), on the date hereof, all the acts and procedures provided for in the Agreement for implementation of the Closing, including the acts and obligations contained in Clause 5.2 of the Agreement.

1 Note: to be filled in if applicable upon the execution of the Closing Instrument.

Clause 2.4. Simultaneous Acts. All acts and obligations indicated in Clause 5.2 of the Agreement and Clause 2.3 of this Closing Instrument are considered simultaneous.

Clause 2.5. Representations and Warranties of Seller Error! Bookmark not defined.. Without prejudice to the provisions of the Agreement, Sellers represent and warrant to Buyer that all documents and information provided by Sellers (and, as the case may be, by the Company) to Buyer, for (i) proof of compliance with the Conditions Precedent for the Closing referred in Clauses 2.1.1 and 2.1.2 of this Closing Instrument, and (ii) implementation and practice of the acts and procedures referred in Clause 2.3 of this Closing Instrument that are the initiative or responsibility of Sellers, are true, exact, updated and complete on the date hereof.

Clause 2.6. Representations and Warranties of Buyer. Without prejudice to the provisions of the Agreement, Buyer represents and warrants to Sellers that all documents and information provided by Buyer to Sellers, for (i) proof of compliance with the Conditions Precedent for the Closing referred in Clauses 2.1.1 and 2.1.3 of this Closing Instrument, and (ii) implementation and practice of the acts and procedures referred in Clause 2.3 of this Closing Instrument that are the initiative or responsibility of Buyer, are true, exact, updated and complete on the date hereof.

CLAUSE 3 MISCELLANEOUS

Clause 3.1. Agreement Ratification. Except as expressly provided for herein, this Closing Instrument does not replace the Agreement and is not intended to deprive, waive or mitigate the rights and obligations set forth therein, and all other clauses of the Agreement shall be expressly ratified. This Closing Instrument shall become an integral part of the Agreement, for all purposes, together with all its exhibits.

Clause 3.2. No Waiver. The execution by the Parties of this Closing Instrument does not constitute discharge or waiver of any of the Parties in relation to any breach or default of the Agreement that may have occurred before the date hereof, except as waived by any of the Parties, under the Agreement, if applicable.

Clause 3.3. Confidentiality. The confidentiality provisions provided for in Clause 14.12 (Confidentiality and Non-Disclosure) of the Agreement shall apply to this Closing Instrument, mutatis mutandis.

Clause 3.4. Specific Performance. Any of the Parties may seek the specific performance of the obligations contained in this Closing Instrument, under the terms and as provided for in Clause 14.21 (Specific Performance; Enforceable Instrument) of the Agreement.

Clause 3.5. Applicable Law. This Closing Instrument shall be governed by and interpreted pursuant to the Laws of the Federative Republic of Brazil.

Clause 3.6. Conflict Resolution: Any and all controversies or disputes related to or arising from this Closing Instrument shall be resolved in accordance with Clause 13 (Conflict Resolution) of the Agreement.

Clause 3.7. Miscellaneous The general provisions in Clause 14 of the Agreement (Miscellaneous) and its sub-clauses are, mutatis mutandis, incorporated into this Closing Instrument by reference, and shall apply to this Closing Instrument as if they were expressly transcribed herein.

IN WITNESS WHEREOF, the Parties and Intervening Consenting Sellers executed this Closing Instrument in two (2) counterparts of equal context and for one sole purpose, in the presence of the two (2) witnesses below.

São Paulo, [month] [day], 2020.

(Remainder of the page intentionally left blank)

[Signature page of the Closing Instrument of the Share Purchase Agreement via Isolated Production Unit and Other Covenants, entered into between Oi Móvel S.A. — Under Judicial Reorganization and [Buyer], and, as intervening consenting party, [SPE Towers], and further, as intervening consenting guarantor parties, Telemar Norte Leste

S.A — Under Judicial Reorganization and Oi SA. — Under Judicial Reorganization, dated [=] [=], 2020]

OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION

By: [=]	By: [=]
Title: [=]	Title: [=]

TELEMAR NORTE LESTE S.A. – UNDER JUDICIAL REORGANIZATION

By: [=]	By: [=]
Title: [=]	Title: [=]

[BUYER]

By: [=]	By: [=]
Title: [=]	Title: [=]

CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A.

By: [=]	By: [=]
Title: [=]	Title: [=]

OI S.A. – UNDER JUDICIAL REORGANIZATION

By: [=]	By: [=]
Title: [=]	Title: [=]

Witnesses:

Name:	Name:
ID (RG):	ID (RG):
Individual Taxpayer’s Register of the Ministry of Economy (CPF/ME):	Individual Taxpayer’s Register of the Ministry of Economy (CPF/ME):

***

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 5.2.1(VI)

Oi Sharing Agreement

SITE SHARING AGREEMENT

between

CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A.

As Contractor

OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION

as Principal

OI S.A. – UNDER JUDICIAL REORGANIZATION

as Intervening Guarantor Party:

[=] [=], 2020

Clause 3.1	Exhibits	9
CLAUSE 4	SPACE LEASE	9
Clause 4.1	Right of First Refusal of Excess Space	9
Clause 4.2	Request Forms	10
Clause 4.3	Reforms and Adjustments	10
Clause 4.4	Right of Retention	10
Clause 4.5	Lease Agreement	11
CLAUSE 5	COMMON OBLIGATIONS OF THE PARTIES	11
Clause 5.1	Common Obligations	11
CLAUSE 6	CONTRACTOR’S OBLIGATIONS	11
Clause 6.1	Contractor’s Obligations	11
CLAUSE 7	PRINCIPAL’S OBLIGATIONS	12
Clause 7.1	Principal’s Obligations	12
Clause 7.2	Irregular Works, Installations and Services	14
Clause 7.3	Indemnification of the Sale and Purchase Agreement	15
CLAUSE 8	PAYMENT AND ADJUSTMENT	15
Clause 8.1	Considerations	15
8.1.4c	Payment of the Considerations	16
Clause 8.3	Tax Liability	16
Clause 8.4	Additional Requests	16
Clause 8.5	Guaranteed Consideration	17
CLAUSE 9	BILLING	17
Clause 9.1	Infrastructure Billing Statement	17
Clause 9.2	Payment Date	17
CLAUSE 10	PENALTIES	18
Clause 10.1	Default by Principal	18
Clause 10.2	Exclusive Fault - Contractor	18
CLAUSE 11	TOTAL OR PARTIAL TERMINATION OF THE AGREEMENT	18
Clause 11.1	Termination	18
CLAUSE 12	MISCELLANEOUS	20
Clause 12.1	Entire Agreement	20
Clause 12.2	Entire Agreement	20
Clause 12.3	Damage	20
Clause 12.4	Acts of God and Force Majeure	20
Clause 12.5	Employer Liability	20
Clause 12.6	Access Procedure	21
Clause 12.7	Planning and Execution	21
Clause 12.8	Repairs	21
Clause 12.9	Notices	21
Clause 12.10	Other Contracts	21
Clause 12.11	Liability	21
Clause 12.13	Atypical Relationship	21
Clause 12.14	Guarantee	22
CLAUSE 13	ASSIGNMENT, TRANSFER AND SUBROGATION	22
Clause 13.1	Assignment, Transfer and Subrogation	22
CLAUSE 14	ASSIGNMENT OF CREDIT RIGHTS	23
Clause 14.1	Assignment of Credit	23
CLAUSE 15	CONFIDENTIALITY	23
Clause 15.1	Confidentiality	23

CLAUSE 16	INDEPENDENT PARTIES	24
Clause 16.1	Independence	24
Clause 16.2	Relationship	24
CLAUSE 17	TERM	24
Clause 17.1	Term of Effectiveness	24
CLAUSE 18	NOTIFICATIONS	24
Clause 18.1	Notification Rules	24
Clause 18.2	Term	24
Clause 18.3	Change of Address	24
Clause 18.4	Effect	24
CLAUSE 19	ANTI-CORRUPTION REPRESENTATIONS AND WARRANTIES	25
Clause 19.1	Representations and Warranties	25
CLAUSE 20	LAW AND CONFLICT RESOLUTION	25
Clause 20.1	Specific Performance; Enforceable Instrument	25
Clause 20.2	Applicable Law	26
Clause 20.3	Arbitration	26

SHARING AGREEMENT ENTERED INTO BETWEEN CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A. AND OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION

By this private instrument, entered into on [-] [-], 2020, on one side,

1.               Caliteia RJ Infraestrutura e Redes de Telecomunicações, a corporation registered with the National Register of Legal Entities (“CNPJ”) under No. 35.978.982/0001-75, with its head offices at Rua do Lavradio, n.° 71, sl. 201/801, Centro, ZIP CODE 20.230-070, Centro, in the City of Rio de Janeiro, State of Rio de Janeiro, herein duly represented pursuant to its Bylaws, hereinafter simply referred to as “Contractor”;

and, on the other side,

2.               Oi Móvel S.A. — Under Judicial Reorganization, a corporation with its head offices at Setor Comercial Norte, Quadra 03, Bloco A, Ed. Estação Telefônica, Térreo, Parte 2, in the City of Brasília, in the Federal District, registered with the CNPJ under No. 05.423.963/0001-11, herein duly represented pursuant to its Bylaws, hereinafter simply referred to as “Principal”; and

and also, as intervening guarantor party,

3.               Oi S.A. — Under Judicial Reorganization, a publicly-held company, with its head offices at Rua do Lavradio n.° 71, Centro, in the City and State of Rio de Janeiro, ZIP CODE 20230-070, registered with the CNPJ under No. 76.535.764/0001- 43, herein duly represented pursuant to its Bylaws, hereinafter simply referred to as “Guarantor”.

The Principal and the Contractor shall be hereinafter individually and indistinctly referred to as “Party” and together as “Parties”.

WHEREAS:

(A)                 Contractor owns certain Infrastructure Items (as defined below) identified in Exhibit 1, located on its own and/or third party land and/or properties, and has the right to assign the use thereof for the installation of Equipment (as defined below);

(B)                 the Parties are interested in negotiating the terms and conditions for the lease of certain spaces located in Contractor’s Infrastructure Items, as requested by Principal, subject to the terms and conditions provided for in this Agreement;

(C)                 Principal is a provider of telecommunications services of collective interest, and uses infrastructure items to make its services available to its final clients; and

(D)                 the Parties are fully aware that Principal is subject to the rules imposed by the Brazilian Agency of Telecommunications (ANATEL),

The Parties hereby agree to enter into this Sharing Agreement (“Agreement”), which will governed by the following terms and conditions:

CLAUSE 1 - DEFINITIONS

Clause 1.1. Definitions. When used in this Agreement, each of the terms defined in the Preamble and the Recitals will have the meaning indicated above, and the following terms will have the meaning indicated below:

“Affiliate” means, in relation to any of the Parties, any Person who directly or indirectly Controls, is Controlled by, or is under common Control with that Party, provided that Persons in the portfolio of funds managed by [name] will not be considered Affiliates of Contractor.

“ANATEL” means the Brazilian Agency of Telecommunications.

“Regularization Cost Increase” has the meaning ascribed thereto in the Sale and Purchase Agreement.

“Governmental Authority” means any governmental agency, independent agency, division, department, court or other direct or indirect federal, state or municipal government body, as well as any and all courts, judicial authorities and/or arbitration courts.

“Civil Code” means Brazilian Federal Law No. 10,406, dated January 10, 2002, as amended.

“Brazilian Code of Civil Procedure” means Brazilian Federal Law No. 13,105, dated March 15, 2015, as amended.

“Sale and Purchase Agreement” means the Share Purchase Agreement via Isolated Production Unit and Other Covenants entered into on [date] between Oi Móvel S.A. - under Judicial Reorganization and Telemar Norte Leste S.A. - under Judicial Reorganization, as Sellers and [=], as Buyer (hereinafter referred to as the “Buyer”), with the intervention and consent of Contractor and the Guarantor, having as purpose the indirect purchase and sale of the Infrastructure Items by means of the direct acquisition of the total share capital of Contractor by Buyer.

“Lease Agreements” means the contractual instruments (written or verbal) related to the occupation of the respective spaces in which the Infrastructure Items are installed, such as specific lease agreements, loan for use (comodato), assignment for use of space, among others.

“Control” means, in relation to a Person, the power to, directly or indirectly, individually or jointly with other Persons, manage and order the direction of such Person’s management and policies, by means of ownership of the majority of its voting capital, by operation of an agreement, or by any other means. Terms derived from Control, such as “Parent”, “Controlling”, “Controller” and other related words will have meanings similar to Control.

“Closing Date” means the date on which the parties to the Sale and Purchase Agreement close the legal transactions provided for in the Sale and Purchase Agreement.

“Business Day” means any day (i) that is not a Saturday or Sunday, or (ii) when commercial banks are open for business at regular business hours in the municipality of Rio de Janeiro, State of Rio de Janeiro and in the municipality of São Paulo, State of São Paulo, Brazil.

“Equipment” means, all together, the generators, telecommunications, radio and other equipment present in the structures of any Infrastructure Item and which are the property of Principal, its Affiliates, as well as their antennas and/or connection cables for such equipment that are apt to provide Personal Mobile Service and/or Specialized Mobile Service. Equipment include, without limitation, dedicated equipment, power cables for Principal’s and its Subsidiaries’ shelter/container, fiber optic cables, radio frequency and transmission antennas and their cables, exclusive and specific grounding system for these equipment and associated grounding devices with coaxial cables, shelter/container/outdoor Base Radio Station of Principal, and its Affiliates, all electronics and batteries associated with the shelter/container/outdoor Base Radio Station of Principal, and its Affiliates, specific internal and external grounding of the shelter/container/outdoor Base Radio Station of the Contractor, its Affiliates (including the physical grounding material and the physical connection between the Equipment and the general grounding system of the site), generators, diesel tanks, active and passive security system, telephone lines, COW (Cell on Wheels) base station, and any substations and power transformers dedicated to Principal, and its Affiliates, all energy contracts related to the Equipment, as well as the operating rooms and masonry shelters, but always excluding their respective foundations.

“Base Radio Station” means the equipment of the Personal Mobile Service or Specialized Mobile Service network located in an Infrastructure Item and responsible for communicating with the terminal equipment of the users of these services, through the transmission and reception of signals in the frequency bands authorized by ANATEL to Principal, as applicable, for the Personal Mobile Service or Specialized Mobile Service.

“Excess Spaces” means, with respect to an Infrastructure Item, any area available in that Infrastructure Item in which it is feasible to assign, lease or grant the right of use to any

Persons and, therefore, that is not being used, leased or assigned by Contractor in any capacity.

“Adjustment Index” means the Broad Consumer Price Index — IPCA, disclosed by the Brazilian Institute of Geography and Statistics — IBGE, or another index that may replace it.

“Infrastructure Items” means the infrastructure sites (including greenfield sites) described in Exhibit 1, which are comprised of the set including a Tower and/or Roof Top.

“New Third-Party Sharing” means a request made by any third party other than Principal and/or its Affiliates, for Contractor to share and/or allow the use, by such third party, of additional space in one or more Infrastructure Items, provided, however, that any sharing, leases and other space assignments (i) that are already in effect on the date hereof; and/or

(ii) in Infrastructure Items in respect of which the Right of First Refusal of Excess Space (as defined below) has already been exercised or waived under this Agreement, will not be considered “New Third-Party Sharing” for the purposes hereof.

“Person” means any individual, legal entity, businessperson, general partnership or company (including, but not limited to, corporations, limited liability companies or other types of companies), foundation, investment fund, association, partnership, consortium, trust, fiduciary entity or any other entity or organization, with or without legal personality, or any Governmental Authority.

“Oi Judicial Reorganization” means the judicial reorganization process of Guarantor, together with other companies of its economic group, as a request filed on June 20, 2016 before the 7th Commercial Court of the Judicial District of the Capital City of Rio de Janeiro, under number 0203711-65.2016.8.19.0001.

“Additional Consideration” has the meaning ascribed thereto in Exhibit 2 to this Agreement.

“Base Consideration” has the meaning ascribed thereto in Exhibit 2 to this Agreement.

“Roof Tops” means, in the infrastructure, the set of structures intended to support the radiofrequency and transmission antennas: support and fixation base for the vertical structures, lighting (including light barrier, photocell and wiring controls), pedalboards (including fall arrest safety cable), vertical or horizontal cable bed, grounding system (including lightening rod, wires and ground connections and the specific grounding mesh for the structure), beacons, access stairways and platforms, fixation/support structure for the equipment, switchboards, power piping and electrical cables. Roof Tops are usually assembled on: (i) slabs of building roofs; (ii) roofs; (iii) water tanks; (iv) facades (antennas only); and (v) any combination of the items above. Additionally, the characterization of the Roof Tops considers that they have a fully functional Base Radio Station owned by Principal and its Affiliates. The Roof Tops are listed in Exhibit 1, as “Roof Top” in the column “Site Type.”

“Irreversible Situation” has the meaning ascribed thereto in Clause [10.2] of the Sale and Purchase Agreement.

“Towers” means every structural set capable of supporting the installation of transmission and radiofrequency antennas, including the tower structure, the foundation of the tower structure, the tower lighting (including light barrier, photocell and wiring controls, cables), the tower work platform, all antenna supports and tower equipment, tower rest platforms, stairways to the tower (including the fall arrest safety cable, body guard, bracings, vertical and horizontal stretchings, the general grounding system of the tower (including lightning rods, wires and ground connectors for the tower and the land grounding mesh), site grounding system (including the global grounding system for the site regarding fences, walls, doors, recipients, gates and energy inputs), power input panel where the meters are located, concrete foundations and/or metal shelters for power input, power infrastructure from the utility company’s distribution network, the power input pattern, including ducts, posts and power piping and fiber optic, junction boxes as well as the materials related to the site perimeter (such as walls, fences, gates, etc.), metal skids for the Base Radio Station, concrete base for the Base Radio Station, metallic “eco box” (structure in metal profiles and checkered-plate floor and variable sizes) for the Base Radio Station, site lighting system, industrial outlet for a generator (steck), excluding any equipment that are installed in or attached to the Tower. The Towers are identified in Exhibit 1 in the “site type” column with the “greenfield” description.

“Taxes” mean all taxes, contributions, charges, rates, fees, duties, social contributions or other governmental charges of any nature, including, without limitation, all income taxes, withheld at the source or not, on capital gains, share capital, transfer, sale, use, occupation, ownership, consumption, franchise, severance, paid leave, payroll, federal, state, municipal and local taxes withheld at source and other taxes, as well as accretions, fines and interest in relation to any said amounts.

Clause 1.2. Other Definitions. Without prejudice and in addition to the terms defined in Clause 1.1 above, the following terms are defined in the wording of the Agreement:

“Exhibits”	9
“Arbitration”	26
“Chamber”	26
“CNPJ”	5
“Contractor”	5
“Principal”	5
“Agreement”	5
“Consideration Dilution”	17
“Right of First Refusal of Excess Space”	9
“Dispute”	26
“Form”	10
“Guarantor”	5
“Remaining Infrastructure Items”	17
“Space Lease”	8
“NF/FS”	17
“Irregular Works”	14
“Forbidden Payment”	25
“Party”	5
“Parties”	5
“Operating Procedures”	9
“RAN Sharing”	13

“Regulation”	26
“Base Consideration for RAN Sharing”	13
“Considerations”	15
“Rent Pass-Through”	15
“Regularization Cost Increase Pass-Through”	16
“Arbitral Tribunal”	26

CLAUSE 2 - PURPOSE

Clause 2.1. Space Lease. The purpose of this Agreement is the lease of spaces in the Infrastructure Items owned and/or held by Contractor, as listed in Exhibit 1, for the installation of the Equipment of Principal and its Affiliates, without resulting in a direct or indirect transfer of property and/or ownership of such Infrastructure “Space Lease”).

Clause 2.2. Consideration. The Space Lease provided for in this Agreement will be remunerated individually for each Infrastructure Item, according to the metrics, values and conditions set out in Exhibit 2 in and Clause 8.1, and must comply with the Operating Procedures detailed in Exhibit 3.

Clause 2.3. Scope of the Space Lease. The provisions in this Agreement apply only and solely to the Infrastructure Items listed in Exhibit 1, so that any agreements or other instruments entered into or that may be entered into by the Parties and/or their Affiliates and which have a purpose similar to that of the this Agreement, will remain (or will become, as the case may be) in force in accordance with their respective terms and conditions.

CLAUSE 3 - EXHIBITS

Clause 3.1. Exhibits. The following exhibits (together, the “Exhibits”) are part to this Agreement, as if they were transcribed herein:

3.1.1	List of Exhibits:

a.	Exhibit 1 - List of Infrastructure Items contracted;

b.	Exhibit 2 - Consideration;

c.	Exhibit 3 - Minimum Requirements for Operating Procedures (“Operating Procedures”);

d.	Exhibit 4 - Form;

e.	Exhibit 5 - Letter Indicating the Checking Account; and

f.	Exhibit 6 - RAN Sharing Leases.

3.1.2       In the event of any divergence between the Exhibits and this Agreement, the provisions in this Agreement shall prevail.

3.1.3       The content and form of the exhibits will be kept up to date by mutual agreement between the Parties, subject to the provisions of this Agreement, provided that Contractor may update Exhibit 5 unilaterally, at its sole discretion.

CLAUSE 4 - SPACE LEASE

Clause 4.1. Right of First Refusal of Excess Space. Contractor hereby grants, in an irrevocable and irreversible manner, the right of first refusal to Principal and any of its Affiliates to lease additional space in Infrastructure Items whose Excess Space is equal to or less than five (5) square meters, in order to allow the expansion of the Equipment of Principal and/or its Affiliates already installed or for the installation of new Equipment necessary to provide the telecommunications services of Principal or its Affiliates (“Right of First Refusal of Excess Space”).

4.1.1       For the avoidance of doubt: (i) in the event that Contractor receives a request for New Third-Party Sharing that, if implemented, will reduce the Excess Space in any Infrastructure Item to an area equal to or less than five (5) square meters, the Right of First Refusal of Excess Space will apply to such New Third-Party Sharing, and (ii) the Right of First Refusal of Excess Space shall be exercised by Principal only once for each Infrastructure Item, upon receipt of the notification referred to in Clause 4.1.3.

4.1.2       If Contractor (i) exercises the Right of First Refusal of Excess Space, as established in Clause 4.1 above, or (ii) otherwise, even if not subject to the Right of First Refusal of Excess Space, requests the expansion of the respective occupied area and/or the load of the respective Equipment, the Space Lease in relation to the Excess Spaces subject matter of said exercise or expansion will be subject to the payment of the Additional Consideration related to the expansion of the space, as established in Exhibit 2. In the event of exercise of the Right of First Refusal of Excess Space, Contractor may not deny the expansion of the Space Lease of such Infrastructure Item to Principal and its Affiliates under any circumstances, except in cases where such expansion is in disagreement with the terms of this Agreement, subject, in any case, to the provisions of Clause 4.1 above.

4.1.3       If Contractor receives a request for a New Third-Party Sharing referring to a specific Infrastructure Item whose Excess Space is equal to or less than five (5) square meters and, therefore, is subject to the Right of First Refusal of Excess Space, Contractor must deliver a notification to Principal, for the latter to inform, within ten (10) Business Days of receipt of such notification, if Principal: (i) wishes to exercise the Right of First Refusal of Excess Space; or (ii) does not wish to exercise the Right of First Refusal of Excess Space, being agreed that the silence or the untimely sending of the notification of its right of first refusal will be interpreted as a decision not to exercise the Right of First Refusal of Excess Space.

4.1.4       Contractor shall guarantee the availability of Excess Spaces subject to the Right of First Refusal of Excess Space in accordance with the provisions above, provided that

(i) there is technical feasibility of the installation project in the respective Infrastructure Item; and (ii) Principal fully bears any investments of Contractor necessary for that purpose; provided that any applicable costs (including, but not limited to, the cost of structural analysis) are duly, formally and previously approved by Principal.

4.1.5       For the avoidance of doubt, Contractor will have no obligation to ensure or guarantee availability of Excess Space in Infrastructure Items in relation to which the Right of Refusal of Excess Space has already been exercised or waived pursuant to this CLAUSE 4.

Clause 4.2. Request Forms. New requests for expansion or reduction regarding each Infrastructure Item indicated in Exhibit 1 to this Agreement shall be agreed upon by the Parties, in writing, through a Space Lease Form (“Form”), according to the model contained in Exhibit 4 and are subject to the provisions of Clause 6.1.6 below for cases of expansion.

4.2.1.     For the avoidance of doubt: (i) the mere replacement of Equipment, as long as it does not represent the need to expand the respective occupied area and/or the load of the respective Equipment, shall not constitute a new request for the purposes of Clause 4.2 above, and (ii) any request by Principal that causes expansion of the respective occupied area and/or the load of the respective Equipment will be considered a new request for service purposes, and it will imply Additional Consideration under the terms of Clause

4.1.2 below and Exhibit 2.

4.2.2.     If Principal submits a request for expansion/Lease of Excess Space (or exercises the Right of First Refusal of Excess Space) in relation to an Infrastructure Item in relation to which, in Contractor’s reasoned understanding, there is a reasonable risk of declaring an Irreversible Situation, Contractor reserves the right to condition the acceptance of such requests and/or exercise to the assumption, by Contractor, of the obligation indicated in Clause 8.5.2.

Clause 4.3. Reforms and Adjustments. Principal shall design, execute, contract and inspect the reforms and adaptations necessary for the installation of its Equipment, in accordance with Contractor's criteria and specifications, with all expenses being borne exclusively by Principal, provided that these expenses do not relate to maintenance and repair of the Infrastructure Items (which will be the responsibility of Contractor).

Clause 4.4. Right of Retention. Upon termination of this Agreement, for any reason, Principal will not be entitled to retain or be indemnified for any improvements made to the Infrastructure Items, which will be incorporated into the Infrastructure Items and/or the land or properties on which said Infrastructure Items are located/installed, subject to the provisions of Clause 4.4.1 below.

4.4.1 Without prejudice to the provisions of Clause 4.4 above, at the end of the term of this Agreement, Principal shall have the right to remove the Equipment installed in the Infrastructure Items and that are exclusively owned by Principal, provided that (i) Contractor shall grant Principal access to the Infrastructure Items, without any charge or additional cost, subject to the terms and conditions provided herein, as applicable, and (ii) all costs and expenses related to the removal of Principal’s Equipment will be borne exclusively by Principal.

Clause 4.5. Lease Agreements. The Parties agree to be bound by the rights and obligations contained in this Agreement and shall comply, where applicable, with the terms and conditions contained in the Lease Agreements.

CLAUSE 5 - COMMON OBLIGATIONS OF THE PARTIES

Clause 5.1. Common Obligations. In addition to other obligations provided for in this Agreement, the Parties undertake to fulfill and comply with the following commitments, as applicable:

5.1.1       Communicate to the other Party, immediately after identification, any relevant abnormalities or changes detected to the Infrastructure Items and/or the Equipment of Principal and its Affiliates, as the case may be, that may affect the rights of the other Party and/or third parties, and such communications shall be in writing within twenty-four (24) hours after the verbal communication to the other Party.

5.1.2       Correct, within the maximum period of seventy-two (72) hours and at its own expense, any interference that may be caused by the equipment under its responsibility (including the Equipment of Principal and its Affiliates), to the systems of the other Party or third parties under this Agreement or other sharing agreements with third parties.

5.1.3       Maintain, when technically possible, the equipment under its responsibility (including the Equipment of Principal and its Affiliates) installed within each Infrastructure Item in separate environments and with independent access.

CLAUSE 6 - CONTRACTOR’S OBLIGATIONS

Clause 6.1. Contractor’s Obligations. Contractor’s obligations include, in addition to others provided for in this Agreement:

6.1.1       Provide Principal, under this Agreement (and subject to the terms of the Lease Agreements), with the Space Lease, in accordance with the procedure and term agreed between the Parties.

6.1.2       Grant free and unconditional access, at any time and day, twenty-four (24) hours a day, three hundred and sixty-five (365) days a year, to the Infrastructure Items in which Space is leased by Principal or its Affiliates, provided that this is permitted by the terms of the Lease Agreements, to Principal’s professionals and/or representatives, as duly identified and accredited, so that they proceed with the installation, maintenance, conservation and repair in the Equipment of Principal and its Affiliates, provided that Principal shall comply with the procedures for accessing the Infrastructure Items previously and formally informed by Contractor.

6.1.3	Inform Principal in advance of any changes to its operating and safety procedures.

6.1.4       Provide Principal, within five (5) days, counted from the date of receipt of such request, with the information and documents that are in its possession and that are necessary to obtain any licenses and permits, as well as any other documents required by the applicable legislation for that purpose.

6.1.5       Except for corrective maintenance, Contractor shall previously communicate to Principal, within a maximum period of seventy-two (72) hours, of any interruptions in the power supply or air conditioning, due to the need of maintenance of the Infrastructure

Items, in case electricity or air conditioning have been contracted and are the responsibility of Contractor and/or its Affiliates with respect to such Infrastructure Item.

6.1.6       Verify, within thirty (30) days from the date of each request sent by Principal in this regard, the feasibility and technical availability of the Infrastructure Items in relation to requests that may be sent by Principal under the terms of Clause 4.2.1.

6.1.7       Maintain, at its expense for the entire term of this Agreement, with a first-rate insurance company, general and professional liability insurance and operating risk insurance for the Infrastructure Items subject matter of this Agreement and provide Principal, if so requested and in good faith, a copy of the respective policies contracted within thirty (30) days from the date of such request.

6.1.8       Be liable for the payment of any expenses resulting from fines or infractions to which it gives rise, as of the date of execution of this Agreement, for non-compliance with any laws, decrees or regulations that may affect the Infrastructure Items subject matter of this Agreement, except if (i) such expenses result from the absence of any license that is the obligation of Principal and/or its Affiliates, (ii) such expenses result from any facts, acts or omissions prior to the Closing Date; or (iii) Principal and/or its Affiliates are required to bear such expenses in accordance with this Agreement or the Sale and Purchase Agreement.

6.1.9       Bear, when requesting any licenses, permits, certificates and any other documents required for the execution and legalization of the facilities, equipment, works or services under its liability, including, but not limited to, the Infrastructure Items, all expenses arising from such request, as well as be liable for such request with the Governmental Authorities, except in the cases in which Principal and/or its Affiliates are required to bear such expenses and/or implement such procedures, in accordance with this Agreement or the Sale and Purchase Agreement.

6.1.10   Be liable for any direct damage that may be caused by its representatives, employees, workers, agents or contractors to the Equipment, assets and/or facilities of Principal and/or its Affiliates, as provided such damage is duly proven, subject to the provisions of this Agreement.

6.1.11   Keep Principal’s Equipment free from any radio frequency interference, under penalty of bearing all costs arising therefrom, provided, however, that nothing in this Agreement shall compel Contractor to bear any costs related to radio frequency interference caused by facts, acts, omissions or circumstances prior to the Closing Date, which shall be fully borne by Principal, provided that such costs are duly proven by Contractor through technically substantiated reports.

6.1.12   Correct, at its expense, within seventy-two (72) hours, counted from the date of receipt of a written notification to this end, any interferences that its equipment or third party equipment under its liability is causing to the Equipment of Principal and its Affiliates installed in the Infrastructure Items, provided that the notification indicated in this Clause must contain reasonable details of the interferences to be corrected.

6.1.13   Observe and comply with the Operating Procedures, as provided for in this Agreement.

6.1.14   Be liable for the execution and payment of expenses resulting from repairs for conservation and corrective and preventive maintenance of the premises, installations and other tools associated with the use of the contracted Infrastructure Items, except in the cases in which Principal and/or its Affiliates are required to bear such expenses and/or implement such procedures in accordance with this Agreement or the Sale and Purchase Agreement.

CLAUSE 7 - PRINCIPAL’S OBLIGATIONS

Clause 7.1. Principal’s Obligations. Contractor’s Obligations include, in addition to others provided for in this Agreement:

7.1.1       Formalize the new uses of the Infrastructure Items by means of a correctly completed Form, with the specifications, technical data, usage characteristics, installation project and other required information, pursuant to Clause 4.2 of this Agreement.

7.1.2       Provide all clarifications and technical information on the Space Lease and the Equipment belong to Principal and its Affiliates, which may be requested by Contractor.

7.1.3       Not to assign, transfer, donate, exchange, sublease, encumber, pledge as security, lend for use, negotiate or lend, at any title, the spaces leased in the Infrastructure Items subject matter of this Agreement, totally or partially, without the prior written consent of Contractor, except as set forth in Clause 13.1.

a.               Without prejudice to the provisions set forth above, the sharing of Equipment, access network and spectrum (“RAN Sharing”) may be performed by Principal with other telecommunications carriers, upon payment, for each Infrastructure Item with RAN Sharing, of the Base Consideration for RAN Sharing per operator, as provided in Exhibit 2 (“Base Consideration for RAN Sharing”).

b.               On the date hereof, Principal represents that there are fifty-four (54) Infrastructure Items with RAN Sharing leases (representing a total of sixty-five (65) cases of RAN Sharing), as listed in Exhibit 6, which are hereby considered authorized by Contractor and on which the Base Consideration for RAN Sharing will apply.

c.               Any additional RAN Sharing leases to be made by Principal with other telecommunications carriers will be subject to (i) Base Consideration for RAN Sharing, pursuant to Exhibit 2; and (ii) the notification procedures provided for in Clause 7.1.18.

7.1.4       Execute, at its expense, any works, services or facilities necessary for the use, installation and/or expansion of Equipment in the Infrastructure Items, provided that Contractor's prior written consent is obtained, accompanied by presentation and approval of the applicable technical projects, provided that if Principal does not respond within five (5) Business Days of receiving the request for approval sent under the terms above, then the works, services or facilities mentioned in the communication sent by Principal will be considered accepted for all purposes of this Agreement.

7.1.5       Ensure Contractor the right to inspect, by itself or by its duly accredited representatives and together with representatives or employees of Principal and/or its

Affiliates, by giving notice at least five (5) days in advance, the works, services and installations carried out or in progress, related to the use, installation and/or expansion of Equipment in the Infrastructure Items contracted, in order to check if the obligations undertaken by Principal are being fulfilled.

7.1.6       Maintain, at its expense and throughout the term of this Agreement, with the first- rate insurance company, general and professional liability insurance and operating risk insurance for the facilities and installed equipment held by Principal, which are allocated or located in the Infrastructure Items contracted, with adequate coverage, and provide Contractor, if so requested in good faith, with a copy of the respective policies contracted within thirty (30) days from such request.

7.1.7       Inform Contractor, at least seven (7) days in advance, the date, location and conditions of arrival of Equipment and other related materials to be installed, allocated and/or destined for Space Lease in the Infrastructure Items by Principal and, if applicable, its Affiliates, except in cases of need for installation or emergency use, in which case the aforementioned period of seven (7) days will be reduced, upon reasoned justification by Principal, to two (2) Business Days.

7.1.8       Be liable for the payment of any expenses arising from fines or infractions that it gives rise to due to noncompliance with any laws, decrees or regulations, as they may be levied on (i) its Equipment and service provided; and/or (ii) provided they are exclusively attributable to Principal, on the Infrastructure Items subject matter of this Agreement, without prejudice to the relevant rights and obligations stipulated in the Sale and Purchase Agreement.

7.1.9       Bear all expenses resulting from obtaining, as well as the liability for requesting from the Governmental Authorities, any licenses, permits, certifications, exemptions and any other documents required for the execution and legalization of its Equipment, installations, works and/or services that are under its liability, including, but not limited to, the Equipment of Principal and its Affiliates.

7.1.10   Do not put any advertising or communication materials of an institutional or marketing nature in the Infrastructure Items without the prior written authorization of Contractor.

7.1.11   Maintain and observe, in relation to its Equipment installed in the Infrastructure Items and throughout the term of this Agreement, all licenses, permits, exemptions and other certificates related or required for the operation of its Equipment and those of its Affiliates, as required by pertinent law, including, but not limited to, the requirements in the regulation established by ANATEL.

7.1.12   Require visible identification of its representatives, employees, workers, agents or contractors, in compliance with the provisions of this Agreement, to be allowed to enter and circulate at Contractor’s premises, including the Infrastructure Items.

7.1.13   Be liable for any direct damage that may be caused by its representatives, managers, employees, workers, agents or contractors, provided such damage is duly proven, subject to the provisions of this Agreement.

7.1.14   Observe and comply with the access and security procedures related to the premises where the Infrastructure Items and other facilities of Contractor are located.

7.1.15   Observe and comply with the Operating Procedures, as provided for in this Agreement.

7.1.16   Install, allocate and assign to (as well as allow the installation, allocation or assignment only in) the Infrastructure Items, Equipment and materials that have been duly approved and licensed by ANATEL, under the terms provided for in the applicable legislation.

7.1.17   Eliminate, at its expense, undue interference caused by its Equipment in the Infrastructure Items and other equipment of Contractor or third parties previously installed or allocated in the Infrastructure Items within seventy-two (72) hours counted from the receipt of a written notification from Contractor in this regard, provided that the notification provided for in this Clause must contain reasonable details of the interference to be corrected.

7.1.18   Notify Contractor fifteen (15) days in advance of the intention to enter into additional RAN Sharing leases and provide the applicable supporting documentation.

7.1.19   Be liable for any direct damage that may be caused in any of the Infrastructure Items by the telecommunications carriers that have carried out RAN Sharing with Principal and/or its Affiliates, provided they are duly proven, subject to the provisions hereof.

7.1.20   Be liable to Contractor for the use of Infrastructure Items by its Affiliates, in compliance with the terms and conditions established in this Agreement, and undertake to indemnify Contractor for any noncompliance by its Affiliates with the terms and conditions set forth in this Agreement.

Clause 7.2. Irregular Works, Installations and Services. Without prejudice to Clause 7.1.4 above, in the event that the services, facilities and/or works performed by Principal under this Agreement are in disagreement with their technical implementation projects (together, “Irregular Works”), then Contractor may request Principal that the Irregular Works be undone or redone, if said inadequacies of the Irregular Works imply any damage or imminent risk to the Infrastructure Items and/or its facilities, systems and other equipment allocated/installed there. On the other hand, if said inadequacies do not imply any damage or imminent risk to the Infrastructure Items and/or to its facilities, systems and other equipment allocated/installed there, it is hereby established that Principal, after being duly notified, will have a period of up to twenty (20) Business Days to carry out the due regularization and adaptation of the Irregular Works to their technical implementation projects.

7.2.1 All damages, costs and other expenses associated with the Irregular Works, as provided for in Clause 7.2 above, including those that are necessary for the undoing, redoing, adequacy and regularization of the Irregular Works, shall be the sole liability of Principal. In this regard, Principal undertakes to indemnify and keep Contractor harmless from any damage, costs and other expenses associated with the Irregular Works and that, for any reason, will be borne or incurred by Contractor and/or its Affiliates.

Clause 7.3. Indemnification of the Sale and Purchase Agreement. Nothing in the provisions of this Agreement shall impact, diminish, limit and/or impair, in any way, any of the indemnification obligations provided for in the Sale and Purchase Agreement, which will remain in full force and effect under the terms agreed therein. In addition, the terms and conditions in the Clauses of this Agreement shall not be construed, under any circumstances, as novation, modification and/or alteration of said indemnification obligations provided for in the Sale and Purchase Agreement, and any and all losses and damages incurred by Contractor pursuant to this Agreement will not be subject to the limits provided for in the Sale and Purchase Agreement, provided, however, that a loss in respect of which an indemnification will be duly paid under the terms of the Sale and Purchase Agreement, then such loss will not be indemnified again under this Agreement.

7.3.1 For the avoidance of doubt, and pursuant to Clause [10.2.3] of the Sale and Purchase Agreement, an Irreversible Situation may give rise to the application of the provisions of Clause 8.5 and also give rise to additional losses and damages, which will remain recoverable under the terms, limits and conditions of the Sale and Purchase Agreement.

CLAUSE 8 - PAYMENT AND ADJUSTMENT

Clause 8.1. Considerations. In consideration for the Space Lease in the Infrastructure Items, Principal shall pay Contractor the amounts specified below, without prejudice, however, to the amounts due pursuant to Exhibit 2 and other considerations expressly provided for in this Agreement (together, the “Considerations”):

8.1.1       Principal shall pay the Base Consideration on a monthly basis, as set out in Exhibit 2 to this Agreement, which refers to the lease and use of space in each of the Infrastructure Items. On the date of execution of this Agreement, the total amount of the Base Consideration due by Principal to Contractor is provided for in Exhibit 2.

a.               Principal hereby acknowledges and agrees that (i) for each Infrastructure Item, the amount due by Contractor to the counterpart of the Lease Agreement related to the Infrastructure Item in question shall be added to the amount of the Base Consideration of such Infrastructure Item, according to the amounts stipulated in Exhibit 2 (“Lease Pass- Through”), subject to the provisions of Clause 8.1.4; and (ii) for certain Infrastructure Items, Contractor shall reimburse Principal for certain expenses; in any case, as set forth in Exhibit 2, without prejudice, however, to the provisions in Clause 8.1.4 below.

b.               As detailed in Exhibit 2, the Base Consideration will not be affected or decreased due to any requests from Principal that imply a reduction in the respective areas occupied in each Infrastructure Item.

8.1.2       In addition to the Base Consideration, Principal shall pay the Additional Consideration on a monthly basis, as set forth in Exhibit 2 to this Agreement, which will be applicable for all Infrastructure Items, should this be due by Principal hereunder.

8.1.3       In addition to the Base Consideration and the Additional Consideration (if applicable), Principal shall pay the Base Consideration for RAN Sharing on a monthly basis, as set forth in Exhibit 2 to this Agreement, which will be due (a) in relation to all

Infrastructure Items with RAN Sharing leases made by Principal; and (b) by telecommunications operator with RAN Sharing in the Infrastructure Item, so that more than one monthly installment of Base Consideration for RAN Sharing per Infrastructure Item may be due, if Principal has performed RAN Sharing of such Infrastructure Item for more than one telecommunications operator, pursuant to Clause 7.1.3 above.

8.1.4       Without prejudice to the Considerations due under this Agreement, the Parties agree and covenant that the amount of Regularization Cost Increase determined in relation to one or more Infrastructure Items will be added in full to the Lease Pass-Through of the Infrastructure Item in question, provided that the Regularization Cost Increase will be fully due by Principal, without applying any type of proportion or division with any other Persons (other than Principal and/or its Affiliates) who may have valid Space Leases in relation to the Infrastructure Item in question (“Regularization Cost Increase Pass- Through”).

a.               Exhibit 2 provides for (i) the Infrastructure Items in which the Regularization Cost Increase Pass-Through is due on the date hereof, as well as the amount due as Regularization Cost Increase Pass-Through for such Infrastructure Items; and (ii) a merely illustrative example of the calculation of the Regularization Cost Increase Pass- Through that may be due under the terms of Clause 8.1.4 above for a given Infrastructure Item.

b.               The Regularization Cost Increase Pass-Through will be due (i) while the Lease Agreement for the Infrastructure Item that caused the Regularization Cost Increase Pass- Through remains in force; (ii) in full, regardless of the number of days in the month in which (y) the Infrastructure Item was actually used by Principal and/or its Affiliates; and/or (z) the Equipment of Principal and/or its Affiliates were installed, allocated or located in the Infrastructure Item in question; and (iii) even if the Space Lease has been terminated for the Infrastructure Item in question (and/or the Equipment of Principal and/or its Affiliates are no longer installed, allocated or located in such Infrastructure Item).

c.               Principal hereby acknowledges and agrees that the Regularization Cost Increase Pass-Through will be applied regardless of the number of Infrastructure Items that may be the object of a Regularization Cost Increase.

Clause 8.2. Payment of the Considerations. The Considerations related to the Infrastructure Items provided for in Exhibit 1 will be due by Principal as of the date of execution of this Agreement and, in the case of leases of additional space in the Infrastructure Items, from the first day of availability thereof, by Contractor, of the additional space leased in the Infrastructure Items.

8.2.1       Subject to the provisions of Clause 8.1.4 above, the Base Consideration to be paid in return for the use and Space Lease of each Infrastructure Item will be proportional to the number of days in the month in which (i) this Infrastructure Item was effectively used Principal and/or its Affiliates; and/or (ii) Equipment of Principal and/or its Affiliates were installed, allocated or located in the Infrastructure Item in question, by taking into account, for this calculation, that each month is always composed of thirty (30) consecutive days.

8.2.2       The Considerations and the prices provided for in Exhibit 2 will be adjusted every twelve (12) months or less, provided that there is no legal impediment, counted from the date of execution of this Agreement, by the positive variation of the Adjustment Index and, for the avoidance of doubt, provided that the Lease Pass-Through and the Regularization Cost Increase Pass-Through will be subject to the amount effectively due to the Counterparty in the Lease Agreement and the adjustments provided for therein.

8.2.3       Principal will be liable for and shall bear all Considerations due by its Affiliates under the terms of this Agreement, including those resulting from the Space Lease.

Clause 8.3. Tax Liability. Principal shall bear the financial burden of any Taxes that are levied or will be levied on the object of this Agreement and associated procedures, including PIS, COFINS or other Tax, contribution or charge of this nature, in accordance with the provisions of federal, state and local tax laws.

8.3.1 The applicable percentages or the calculated amounts of the Taxes, social contributions and charges mentioned above will be charged to Principal, together with the Considerations and other payments related to the Space Lease, so that the amounts receivable by Contractor are net of said Taxes.

Clause 8.4. Electricity. Principal shall contract electricity directly from the local electricity utility company or provide its own energy generators in relation to all its Equipment and/or those of its Affiliates. Contractor will be responsible for providing electricity to its tenants after the Closing Date, subject to the terms of the Clause below:

8.4.1 In situations in which, prior to the Closing Date, Contractor supplied electricity to other lessees of the Infrastructure Items, Contractor shall use its best efforts to make these lessees directly contract the supply of electricity. For the cases above, Contractor further undertakes to charge the other lessees of the Infrastructure Items for electricity costs related to the consumption of said lessees that were incurred directly by Principal and to reimburse such amounts to Principal. If such refund is not made, Principal is hereby authorized to offset said amount against any payments due by Principal to Contractor as a result of this Agreement.

Clause 8.5. Guaranteed Consideration. Without prejudice to the Considerations and other applicable payments, as provided for herein, Principal hereby acknowledges and agrees that in the event of an Irreversible Situation, the amount of the Base Consideration (added, if applicable, to the Additional Consideration as provided for in Clause 8.5.2) in relation to the Infrastructure Item(s) subject to the Irreversible Situation will be (i) divided by the total number of Infrastructure Items subject matter of this Agreement, excluding those that are the object of the Irreversible Situation (the “Remaining Infrastructure Items”), and (ii) the result of such division will be added to the value of the Base Consideration of the Remaining Infrastructure Items, so that the total amount due by Principal to Contractor remains equal to the amount that would be due if such an Irreversible Situation had not occurred (“Consideration Dilution”).

8.5.1       The Consideration Dilution will remain applicable until the end of this Agreement, so that Contractor will be entitled, through the Consideration Dilution, to the original economic benefit that the Infrastructure Item object of the Irreversible Situation should provide to Contractor until the final term originally contracted and adjusted hereunder.

8.5.2       In situations where the Additional Consideration is due in order to enable the Additional Space Lease under the terms of Clause 4.2.2 above, then the Additional Consideration will be added to the Base Consideration for purposes of Consideration Dilution.

8.5.3       Exhibit 2 contains an example of a hypothetical calculation for the application of the Consideration Dilution.

8.5.4       Principal hereby acknowledges and agrees that (i) the Consideration Dilution will be applied regardless of the number of Infrastructure Items that may be the subject of an Irreversible Situation, (ii) the application of the Consideration Dilution was agreed between the Parties so as to fully allocate the risk of an Irreversible Situation to Principal, and (iii) the Consideration Dilution was an essential element for Buyer to enter into with Principal and its Affiliates the Sale and Purchase Agreement, by means of which Buyer indirectly acquired the Infrastructure Items of Contractor and its Affiliates.

CLAUSE 9 - BILLING

Clause 9.1. Infrastructure Billing Statement. Until the first (1st) Business Day of each month, Contractor shall send to Principal, an electronic spreadsheet called “Infrastructure Billing Statement” in order for Principal to check and verify the leased/shared Infrastructure Items and the financial amount related to the Consideration due for the previous calendar month. Principal shall (a) confirm its agreement with the “Infrastructure Billing Statement” for that month; or (b) provide its comments and/or present its disagreements with the “Infrastructure Billing Statement” for that month, provided that Principal does so within fifteen (15) days after receiving such “Infrastructure Billing Statement”. The absence of a Principal’s statement within the period provided for above will be interpreted as Principal’s agreement in relation to all aspects of said “Infrastructure Billing Statement” for that month, subject to the provisions of Clause 8.2.2 above.

Clause 9.2. Payment Date. Subject to the provisions of Clause 8.1.4b above, the payment of the Considerations shall be made to Contractor until the due date indicated in the respective bills and/or invoices issued by Contractor (“NF/FS”), which shall be issued and sent to Principal at least ten (10) days in advance of the due date, subject to the provisions of Clause 9.2.1.

9.2.1       In the event that Principal and/or its Affiliates lease space in more than one hundred (100) Infrastructure Items contracted, the NF/FS shall be issued and sent to Contractor at least fifteen (15) days in advance of their due dates.

9.2.2       Contractor may assign the credit rights related to this Agreement on a fiduciary basis, including those arising from the Considerations, regardless of Principal’s prior or later approval or consent. In the event of a fiduciary assignment of credit rights related to this Agreement by Contractor, Principal undertakes to make the payments due only in the bank account to be indicated in writing by Contractor in accordance with the letter that forms part of this Agreement according to the model contained in Exhibit 5.

9.2.3       If the term mentioned in Clause 9.2 or, if applicable, Clause 9.2.1, is not met, or even if the NF/FS and other collection documents present any errors and/or missing information as required by law or by this Agreement, then the Parties agree that the due dates indicated in the corresponding NF/FS will automatically be extended by the same number of days that the delivery of such NF/FS and other applicable collection documents was delayed, without any penalty on Principal.

CLAUSE 10 - PENALTIES

Clause 10.1. Default by Principal. The Parties agree and covenant, without prejudice to the rights granted to Contractor in Clause 11.1 below, that any breach by Principal of its obligations provided for in this Agreement (including the non-payment of the Considerations on the due dates indicated in the respective NF/FS, as provided for in CLAUSE 9 above) will give rise to the following penalties, regardless of any prior notice or communication and without prejudice to any applicable losses and damages:

Default fine of two percent (2%) on the amount due to charged only once as of the day following the due date, without prejudice to the obligation to pay the full arrears;

Late-payment interest of one percent (1%) per month on the overdue amount, calculated pro rata die, accrued from the day after the due date until the date of the actual settlement of the debt; and

10.1.3 Adjustment for inflation calculated by the variation in the Adjustment Index, determined from the day after the due date until the date of the actual settlement of the debt.

Clause 10.2. Exclusive Fault - Contractor. During the term of this Agreement, if, due to Contractor's sole fault, (thus excluding facts attributed exclusively to third parties, including, but not limited to, Principal, its Affiliates, electricity utility companies and lessors in the Lease Agreements or beyond its control), Principal will be unable to access or use the spaces leased under the Space Lease of any of the Infrastructure Items in the manner provided for in this Agreement, and this affects or jeopardizes the quality and continuity of the services provided by Contractor, for a period longer than seventy-two

(72) hours counted from the receipt of the notification sent by the Contractor in this sense, then Contractor will be required to pay a daily fine in the amount corresponding to the amount equivalent to 1/30 of the Considerations due by Principal in consideration for the Space Lease in the Infrastructure Item affected, limited to thirty (30) days. The fine mentioned in this Clause will not be due if the impossibility of using or accessing the Infrastructure Items results from (i) the terms of the Lease Agreements in force, (ii) an act, fact or omission that occurred prior to the Closing Date (including the Irregularities of the Sites, as defined in the Sale and Purchase Agreement), (iii) an Irreversible Situation,

(iv) unforeseeable circumstances or force majeure, under the terms of the applicable legislation.

CLAUSE 11 - TOTAL OR PARTIAL TERMINATION OF THE AGREEMENT

Clause 11.1.Termination. This Agreement may only be terminated, in its entirety or in relation to one or more Infrastructure Items, in the following cases: (i) proven noncompliance with the Parties’ obligations, as set forth in Clause 11.1.1 below, or (ii) as set forth in Clause 11.1.3 below.

11.1.1   In the event of material breach of this Agreement by either Party, the innocent Party may terminate this Agreement, by operation of law, in relation to the Infrastructure Item(s) object hereof and/or that is/are affected by the default, by simple notification in writing to the defaulting Party, provided that such default is not remedied by the defaulting Party within sixty (60) days from the date of the notification sent by the innocent Party (as provided for in CLAUSE 18) of the noncompliance in question, without prejudice to the Parties initiating the relevant procedure under Clause 20.3 below.

11.1.2   The Parties hereby acknowledge and agree that, except for Overload Irregularities not remedied by Contractor within twelve (12) months from the Closing Date (as defined and regulated in Clause 10.4 of the Sale and Purchase Agreement) that results in a breach of this Agreement, no event arising from an act, fact or omission occurring prior to the Closing Date (including the Irregularities of the Sites, as defined in the Sale and Purchase Agreement or an Irreversible Situation) may be used to characterize a breach of this Agreement.

11.1.3   This Agreement may also be terminated in its entirety by operation of law and without prejudice to compensation for any losses and damages to the innocent Party in the following cases:

a.               By Contractor, at its sole discretion, (i) in the event of adjudication of bankruptcy or even dissolution or liquidation of Principal, while Principal is Oi Móvel S.A. or any of its Affiliates, or (ii) in the event of adjudication of bankruptcy, a request for judicial or extrajudicial reorganization (except for Oi Judicial Reorganization currently underway), or even dissolution or liquidation of Contractor (in case Contractor ceases to be Oi Móvel

S.A. or any of its Affiliates);

b.               by Principal, at its sole discretion, in the event of adjudication of bankruptcy, request for judicial or extrajudicial reorganization, or yet dissolution or liquidation of Contractor;

c.	by a judicial or arbitration decision that became final and unappealable;

d.               by the innocent Party, in the event of an attempt to assign this Agreement without the consent of the other Parties, subject to the provisions of Clause 13.1 hereof.

11.1.4   This Agreement may also be terminated by operation of law and without prejudice to compensation for losses and damages to the innocent Party, in relation to one or more Infrastructure Items, in the following cases:

a. by Contractor, in relation to a given Infrastructure Item, in the event of (i) termination of the respective Lease Agreement that has not been caused by Contractor’s contractual breach, or (ii) definitive expiration of the term of the Lease Agreement for the Infrastructure Item in question;

a.               by Contractor, in relation to a given Infrastructure Item, if an Irreversible Situation is configured in such Infrastructure Item, provided that the exercise of the right of termination in relation to said Infrastructure Item will not remove or otherwise affect the Consideration Dilution; and/or

b.               by Principal, in case the interference described in Clause 6.1.11 is not remedied within fifteen (15) Business Days of the notification in this sense sent to Contractor.

11.1.5   If this Agreement is terminated in its entirety or in relation to one or more Infrastructure Items due to Contractor's sole fault, the payment by Principal will not be due regarding any Consideration that would be due until the original expiration date provided for in Clause 17.1 of this Agreement, in which case the payment of any amounts referring to the period in which the lease and effective use of the space leased pursuant to this Agreement took place and which have not yet been paid.

11.1.6   When the termination affects only part of the Infrastructure Items covered by this Agreement, without compromising the maintenance of the legal relationship under the terms set forth herein in relation to the other Infrastructure Items, the effects of such termination will be partial, and the Agreement will remain valid and effective, where applicable, for the other Infrastructure Items not affected by the assumptions described above.

11.1.7   If Contractor becomes aware that an Infrastructure Item is at risk of being extinguished, Contractor shall notify Principal to jointly discuss the possibility of reallocating Principal’s Equipment to another telecommunications site. Principal may, at its sole discretion, choose whether or not to relocate and, if the Parties agree upon such relocation, the terms and conditions of this Agreement will apply to the new site, by completing and signing a Form under the terms set forth herein, mutatis mutandis.

CLAUSE 12 - MISCELLANEOUS

Clause 12.1. Entire Agreement. This Agreement revokes and fully replaces any instruments previously executed between the Parties with the same purpose contracted exclusively in relation to the Infrastructure Items indicated in Exhibit 1 hereto, it being agreed that all agreements previously executed by the Parties or by the Parties and their Affiliates having as purpose other sites or infrastructure items will remain in full force and effect in accordance with their terms and conditions.

Clause 12.2. Waiver. Any tolerance and/or non-exercise, by either Party, of the its right or faculty by operation of this Agreement, or any agreement with any delay in fulfilling the obligations of the other Party, will not affect those rights or faculties that may be exercised, at any time, at the sole discretion of the Party that owns them, nor will it change the conditions set out in this Agreement, therefore not configuring novation.

Clause 12.3. Damage. Provided their fault and/or intent is proven, each Party will be exclusively and fully liable for compensation of any direct damages caused to the another Party, except in the event of Force Majeure or Acts of God, pursuant to article 393, sole paragraph, of the Civil Code. Neither Party will be liable to the other Party for any indirect damages, moral damages, lost profits, loss of business opportunity or commercial failures of the other Party.

12.3.1   Without prejudice to the foregoing, the Party that causes any damage, and its fault and/or intent is proven, to the facilities and Equipment of the other Party or third parties, including in the pre-installation, installation, operation and decommissioning phases, will be solely and fully liable for compensation of such damages, limited to the replacement value of the equipment and facilities actually damaged, not being responsible for any other damage, loss or value.

12.3.2   The provisions in this Clause shall not impact, diminish, limit and/or impair, in any way, any of the indemnification obligations provided for in the Sale and Purchase Agreement, which remain in full force and effect under the terms agreed therein, nor shall they be interpreted, in any event, as novation, modification and/or alteration of said indemnification obligations provided for in the and Sale and Purchase Agreement.

Clause 12.4. Acts of God and Force Majeure. Acts of God or Force Majeure events shall be exempt from liability pursuant to Article 393 of the Civil Code.

12.4.1   The Party affected by an Act of God or Force Majeure shall immediately notify the other Party of the occurrence of the fact in question and the estimated period during which such Party will be unable to comply with or be required to delay the performance of its obligations under this Agreement.

12.4.2   Once the effects of Act of God or Force Majeure event have ceased, the affected Party shall immediately notify the other Party of this fact, restoring the original situation.

12.4.3   If the occurrence of an Act of God or Force Majeure only partially impairs the performance of any obligations under this Agreement by one of the Parties, the affected Party shall fulfill the obligations that have not been affected by the occurrence of such Act of God or Force Majeure.

Clause 12.5. Employer Liability Each Party is fully liable as the sole employer, and must therefore fulfill all its social and labor obligations, including salaries, social benefits, bonuses, social and social security charges, severance payments and indemnities and any other labor rights, as well as other expenses such as daily allowances, transportation, accommodation and meals for its employees or agents, with no jointly and several liability existing between the Parties in respect thereof.

Clause 12.6. Access Procedure. Without prejudice to the provisions of Clause 7.2 above, if the services, installations and/or works performed by Principal are proven to imply disobedience to the procedures for accessing Contractor’s premises, to be previously and formally informed, or yet if they violate the security of persons or property of Contractor and/or third parties, then Contractor may order to undo, redo or suspend such services, installations or works, provided that, under no circumstances, Contractor’s lack of inspection or pronouncement will relieve Principal from its responsibilities.

Clause 12.7. Planning and Execution The Parties will be responsible for planning and executing all activities that, by means of this Agreement or normative decisions of the competent Governmental Authority, are imposed on them, in order to properly protect the workers and/or employees of both Parties and/or against accidents, as well as to prevent damage to the property of the Parties and/or third parties.

Clause 12.8. Repairs Requests for any repairs covered under this Agreement must be included in the Operating Procedures and must be forwarded to Contractor through the procedures set out in Exhibit 3.

Clause 12.9. Notices. Notices, notifications, reports and other communications related to this Agreement shall be, unless specifically and expressly provided otherwise herein, made in writing and submitted in person, or sent by mail and/or e-mail, with proof of receipt, to the addresses and recipients provided for below, subject to the rules set out in Clause 18.1, et seq:

If to Contractor:

[=]

If to Principal:

[=]

Clause 12.10. Other Contracting. The provision of any other services using the Infrastructure Items described in Exhibit 1 of this Agreement will be carried out by executing a specific agreement between the Parties, in compliance with the rules in force for the intended services.

Clause 12.11. Liability The Parties agree that Contractor shall not be liable for any interruption in the supply of electricity related to the Space Leases subject matter of this Agreement, which is the liability of the electricity utility company or supplier.

12.11.1       In any event, Contractor will not be liable for any interruption in the supply of electricity for the Space Leases in case of preventive maintenance previously informed to Principal, or in case of any interruption due to failures of the utility company responsible for supplying electricity for the Infrastructure Items.

Clause 12.12. The Parties represent that compliance with the quality parameters and obligations associated with the concessions, permissions or authorizations granted by the granting authority for the provision of the respective telecommunications services by Principal must not be compromised by the obligations agreed upon herein, always subject to the principles of strict good faith.

Clause 12.13. Atypical Relationship The Parties acknowledge that, for the regulation of this Agreement, the conditions freely agreed upon between the Parties herein will prevail, and the Parties expressly and irrevocably recognize that (i) the contractual review intended to reduce the price related to the monthly use of each Infrastructure Item established will not be allowed during the term of this Instrument; (ii) the renewal of this Agreement may take place under the terms of Clause 17.1.1 below. For all legal purposes, exclusively with regard to the provisions of items “(i)” and “(ii)” of this Clause, the Parties acknowledge that this leasing relationship will be considered atypical and the events of termination of this Agreement will be only those set forth in CLAUSE 11 above.

Clause 12.14. Guarantee: Guarantor enters into this Agreement as guarantor, joint and several debtor and principal payer of all obligations undertaken by Principal under this Agreement, and grant a personal guarantee in the form of a suretyship in favor of Contractor.

12.14.1                    Guarantor’s obligations undertaken herein will not be affected by any acts or omissions that could exempt Guarantor from its obligations or affect them, including, but not limited due to: (a) any extension of term or agreement between the Parties; (b) any novation or non-exercise of any right of Contractor; and (c) any limitation or disability, including arising from a request for extrajudicial reorganization, a request for judicial reorganization, intervention or bankruptcy.

12.14.2                    Guarantor expressly waives, in an irrevocable and irreversible manner, the benefits of order, division, rights and exemption powers of any nature provided for in articles 333, sole paragraph, 365, 366, 368, 821, 824, 827, 834, 835, 837, 838 and 839, all of the Civil Code, and articles 130 and 794 of the Brazilian Code of Civil Procedure.

12.14.3                    Guarantor hereby expressly waives the right to subrogate to the Contractor’s credit rights, if it will honor, in whole or in part, the Principal’s obligation under this Agreement.

12.14.4                    This suretyship is provided by Guarantor on an irrevocable and irreversible basis, and it will enter into force on the date of execution of this Agreement, remaining valid in all its terms until full payment of all the obligations guaranteed by it hereunder and in accordance with Article 818 of the Civil Code.

12.14.5                    Guarantor hereby acknowledges that the suretyship is provided for a term of two hundred and forty (240) months, which may be extended for another two hundred and forty (240) months in the event of beginning of foreclosure of the guarantees and therefore, article 835 of the Civil Code shall not apply.

12.14.6                    In view of the suretyship provided herein, Principal undertakes to file this Agreement and any amendments thereto with the competent Titles and Documents Registry Offices within five (5) Business Days from the date of execution of this Agreement or within five (5) Business Days from the date of any such amendments, as the case may be.

Clause 12.15. Merger of Principal. Subject to the provisions of Clause 13.1.1 below, no provision in this Agreement shall be interpreted or construed as a limitation, express or implied, to a company merger, pursuant to article 223 of Law 6,404 of 1976, of Principal by Guarantor, provided that after the conclusion of such merger, all obligations of Principal under this Agreement will be succeeded by Guarantor.

CLAUSE 13 - ASSIGNMENT, TRANSFER AND SUBROGATION

Clause 13.1. Assignment, Transfer and Subrogation Except as provided for in this Agreement, neither Party may assign or otherwise transfer, in whole or in part, this Agreement or any rights arising therefrom without the prior and express written consent of the other Party. However, regardless of prior or subsequent approval, upon mere notification, the assignment and/or transfer of the Agreement will be permitted to Affiliates, subject, in any event, to the applicable regulations, provided that (i) the assignee company has sufficient capacity to honor the obligations provided for in this Agreement, and (ii) assignor and assignee remain jointly and severally liable for complying with the obligations provided for herein, except in the event provided for in Clause 13.1.1 below.

13.1.1   The Parties acknowledge and agree that, in the event of a contribution by Principal of all or a substantial part of its mobile telephony assets to the share capital of other entity or entities to be subsequently sold as an isolated production unit, or otherwise of a transfer of said assets in preparation for sale thereof as an isolated production unit: (i) this Agreement shall form part of said isolated production unit and be assigned to the entity or entities that will receive part or all of Principal’s mobile telephony assets, and (ii) upon conclusion of the sale of said entity or entities to a third party, as an isolated production unit, the obligations undertaken by Guarantor in this Agreement will be automatically extinguished.

13.1.2   The Parties agree that, in any case of change of Control, directly or indirectly, of Contractor or of Principal, this Agreement will remain in full force, especially regarding the obligations of Principal related to the Space Leases in the Infrastructure Items and to pay the Consideration and other amounts due under this Agreement, as well as regarding Contractor's obligation to lease spaces in the Infrastructure Items to Principal hereunder, including in the event that a change in Control arises from an eventual exclusion by guarantee creditors of Contractor's shares, provided that Contractor continues to have sufficient capacity to honor its obligations as provided for herein.

13.1.3	This Agreement binds the Parties for themselves and by their successors.

13.1.4   In case of transfer of Principal’s grant for the provision of telecommunications services, the succeeding entity is subrogated in all rights and obligations undertaken in this Agreement.

CLAUSE 14 - ASSIGNMENT OF CREDIT RIGHTS

Clause 14.1. Assignment of Credit Principal is fully aware of and agrees that Contractor may raise, in the financial and/or capital market, funds by assigning its credit rights arising from the Space Lease subject matter of this Agreement, in accordance with the provisions of article 286 of the Civil Code, provided that Contractor remains the unquestionable holder of the other rights and all obligations undertaken under this Agreement.

CLAUSE 15 - CONFIDENTIALITY

Clause 15.1. Confidentiality. As of the date hereof and for a period of two (2) years from the date on which this Agreement is no longer in force for any reason, the Parties undertake to keep the secrecy and restricted the use to the performance of this Agreement of all information related to technical, operating, commercial, legal and financial aspects of the other Parties to which they have access as a result of the performance of this Agreement.

15.1.1   The confidentiality obligations set out above will not apply to any information disclosed by the disclosing Party, provided that such information:

a.               is made available to the general public or has become, after its disclosure, part of the public domain through publication or by any other means, without any fault by the receiving Party in respect thereto;

b.               becomes public domain, after receipt thereof by the receiving Party, for reasons not attributable to the receiving Party’s actions or omissions;

c.               was already known to the receiving Party prior to its disclosure by the disclosing Party, and therefore it has not been acquired, directly or indirectly, from the disclosing Party and/or any third party that is under no obligation of confidentiality to the disclosing Party;

d.               was acquired, after disclosure thereof, in good faith, without any restriction of confidentiality, from a third party that is not bound by any confidentiality provision with the disclosing Party;

e.               is no longer treated as confidential by the disclosing Party, as so communicated in writing by the disclosing Party; and/or

f.                is required from the receiving Party by a Governmental Authority or any self- regulatory entity having jurisdiction over the Party (including, for the avoidance of doubt, any requests for information in the scope of due diligence, inspections or verifications carried out in the ordinary course of business, having as scope the activities and businesses of said Party), limited, in any case, to what is strictly necessary, provided that the receiving Party informs the disclosing Party in advance or immediately, if possible , of the need for such disclosure, so that the disclosing Party can take the applicable measures with the applicable Governmental Authority (or self-regulatory entity) that prevent disclosure of such information.

15.1.2   The Confidential Information related to this Agreement may be disclosed to Affiliates of the Parties and/or to investors, co-investors, creditors, potential buyers and managers of the Parties, to the strict extent of their need and provided that they are also previously required to guarantee the confidentiality of the information disclosed.

15.1.3   Contractor is hereby authorized to make a copy of this instrument available to financial institutions that participate in the fiduciary assignment process of credit rights, as set out in Clause 9.2.2, provided that the aforementioned financial institutions undertake to guarantee the confidentiality of this Agreement under the terms hereof.

CLAUSE 16 - INDEPENDENT PARTIES

Clause 16.1. Independence. This Agreement will not create, under any circumstances, a partnership or commercial agency relationship between the Parties, or any relationship other than the lease agreed herein, and each Party is solely liable for its acts and obligations.

Clause 16.2. Relationship. Nothing in this Agreement may be interpreted so as to create

(i) any corporate relationship between Contractor and Principal, and/or (ii) any employment relationship between the Parties or between a Party and the employees and contractors of the other Party.

CLAUSE 17 - TERM

Clause 17.1. Term of Effectiveness The Agreement shall become effective as of its execution date and shall remain in force for a period of fifteen (15) years.

17.1.1 The term of this Agreement shall be renewed automatically and successively for equal periods of twenty-four (24) months, except when otherwise notified by any of the Parties, in writing, at least sixty (60) days prior to the expiration of such term or of its successive renewals.

CLAUSE 18 - NOTIFICATIONS

Clause 18.1. Notification Rules. Any notices, notifications, reports and other communications related to this Agreement shall, unless specifically and expressly provided for in this Agreement, be made in writing and delivered in person or sent by mail, return receipt requested, being considered received on the date of delivery to such recipients, according to the addresses provided for in Clause 12.9.

Clause 18.2. Deadline. Communications between the Parties shall always be in writing and when verbal, for practical or urgent reasons, they must be confirmed in writing within five (5) days.

Clause 18.3. Change of Address. Each Party, through its legal representative, may designate, by letter sent to the other Party, new contacts and new addresses to replace those designated in Clause 12.9 above.

Clause 18.4. Effect. The notifications or communications referred to in this Clause, unless expressly provided otherwise in this Agreement, shall be deemed received, thus taking their effects on the date on which they are effectively and provenly received by their recipients, regardless of the date of dispatch by the sending Party or actual knowledge thereof by the receiving Party.

CLAUSE 19 - ANTI-CORRUPTION REPRESENTATIONS AND WARRANTIES

Clause 19.1. Representations and Warranties. The Parties hereby represent to be aware of and to understand the terms of the Brazilian anti-corruption laws or of any other laws applicable to the purpose hereof, particularly the Foreign Corrupt Practices Act, - Act, 15

U.S.C. Paragraphs 78dd-1 et seq. - (“FCPA”) of the United States of America (“Anti- Corruption Rules”), and undertake to abstain from any activity that may constitute a violation of the provisions of such Anti-Corruption Rules.

19.1.1   Forbidden Payments. The Parties, on their behalf and on behalf of their Affiliates, managers, officers, employees and agents, and any other Persons who may act on their behalf, undertake to conduct their commercial practices during the term of this Agreement in an ethical manner and in accordance with the applicable legal precepts. Upon performance of this Agreement, neither Party or their Affiliates nor any of their officers, employees, agents and any other Persons acting on their behalf shall give, offer, pay, promise to pay or authorize the payment, whether directly or indirectly, of any money or any valuable thing to any Governmental Authority, consultant, representative, partner or any other third party with the purposes of influencing any act or decision of any

Governmental Authority, or to assure any undue advantage, or to direct the businesses to any Person and/or which violates the Anti-Corruption Rules (“Forbidden Payment”).

a.               a Forbidden Payment does not include the payment of reasonable expenses incurred in good-faith, such as, for example, travel and hotel expenses, which are directly related to the promotion, explanation, demonstration or to products and services, or to performance of an agreement with a government or its agencies, provided that the payment is permitted by the applicable laws.

b.               upon prior notice, each Party agrees that the other Party will have the right to carry out a due diligence procedure solely to ensure continued compliance with the representations and warranties provided by each Party in Clause 19.1.2 below. Each Party must fully cooperate in any due diligence carried out under this item.

19.1.2   Additional Representations. For the purposes of this Clause, each Party represents that:

a.	it has not violated or is in violation of the Anti-Corruption Rules;

b.               it has already implemented or undertakes to implement, during the term hereof, a compliance and training program reasonably efficient to prevent and detect violations of the Anti-Corruption Rules and the requirements set forth in this Clause; and

c.               it is aware that any activity in violation of the Anti-Corruption Rules is prohibited and is aware of the possible consequences of such violation.

d.               any breach of the Anti-Corruption Rules by any Party, in any of its aspects, will entail an obligation on the offending Party to pay the innocent Party for any direct losses and damages that the offending Party may cause.

CLAUSE 20 - LAW AND CONFLICT RESOLUTION

Clause 20.1. Specific Performance; Enforceable Instrument. Each Party acknowledges that the remedies provided by law for non-compliance or threat of non-compliance with this Agreement may be inappropriate and, in acknowledging this fact, the Parties will have the right, without the need to provide security and in addition to any other remedies that may be available, to seek relief in the form of specific performance of their mandatory injunctions and/or obligations to pay, temporary restrictive measures, temporary or permanent remedy that may be available under the terms of articles 294 to 311, 497 et. seq. of Brazilian Code of Civil Procedure. Specific performance will not, under any circumstances, be limited and/or impaired by any provision of this Agreement. Each Party further agrees that this Agreement, which is duly signed by two (2) witnesses, is an extrajudicial enforceable instrument for the purposes of Article 784, III, of the Brazilian Code of Civil Procedure.

Clause 20.2. Applicable Law. This Agreement shall be governed by and construed pursuant according to the laws of the Federative Republic of Brazil.

Clause 20.3. Arbitration. Any disputes arising from this Agreement or otherwise related to it, including as to its existence, validity, effectiveness, interpretation of its terms,

conditions, execution or termination (“Dispute”) shall be resolved by arbitration as provided for in this Clause 20.3 (“Arbitration”).

20.3.1   The Parties agree that, before initiating Arbitration to resolve any Dispute, they shall attempt to negotiate an amicable settlement agreement for such Dispute, within a period not exceeding fifteen (15) Business Days after receipt by a Party of notification of the existence of such Dispute, as sent by the other Party. The Parties agree that their obligation to resolve any Disputes amicably is an ancillary obligation that does not preclude the immediate initiation of Arbitration at any time, at the sole and discretionary criteria of either Party.

20.3.2   At the end of this period or if, at the discretion of either Party, it is impossible to reach an amicable solution, the Interested Party may submit the Dispute to Arbitration before the International Chamber of Commerce (ICC) Arbitration Chamber (“Chamber”), in accordance with its arbitration regulation (“Regulation”) in force on the request date for the establishment of Arbitration, with the exception of the changes provided for herein.

20.3.3   The Arbitration will be conducted by three (3) arbitrators (“Arbitral Tribunal”), one nominated by the requesting party and the other nominated by the requested party, in accordance with the Regulations. If there is more than one requesting party and/or more than one requested party, then the requesting parties and/or requested parties must together indicate their respective arbitrator. In the absence of agreement between the requesting parties or requested parties to indicate their respective co-arbitrator, all arbitrators must be appointed by the Chamber. The two arbitrators thus appointed shall nominate, by mutual agreement, the third arbitrator, who will act as president of the Arbitral Tribunal, within the term provided for in the Regulations. If any of the three arbitrators is not appointed within this period, then the Chamber shall appoint them, as provided for in the Regulation. Any and all controversies regarding the appointment of arbitrators by the parties, as well as the choice of the third arbitrator, will be settled by the Chamber. The Parties, by mutual agreement, remove the application of the provisions in the Regulation that limit the choice of a sole arbitrator, co-arbitrator or president of the arbitral tribunal to the list of arbitrators of the Chamber.

20.3.4   The Arbitration will be based in the City of São Paulo, State of São Paulo, Brazil, where the arbitration award will be issued, and it will be conducted in the Portuguese language. The Arbitral Tribunal shall judge the merits of the Dispute in accordance with Brazilian law and shall not judge by equity.

20.3.5   Any order, decision, determination or award handed down by the Arbitral Tribunal will be final and binding on the parties and their successors, who expressly waive any appeal. The arbitral award may be enforced before any judicial authority with jurisdiction over the parties and/or their assets.

20.3.6   Each party will bear the costs and expenses that it causes in the course of the Arbitration and the Parties will share equally the costs and expenses whose cause cannot be attributed to one of them. The arbitral award will assign to the losing party, or to both parties to the extent that their claims are not upheld, the final liability for the cost of the proceeding, including the reimbursement of attorneys’ and other advisers’ fees of reasonable value. The arbitration award shall not impose the payment of attorneys’ fees due to loss of suit.

20.3.7   The parties choose the jurisdiction of the central courts of São Paulo, State of São Paulo, Brazil, to settle any issues arising out of this Agreement, and waive any other, however privileged, for the exclusive purposes of obtaining urgent relief to protect or safeguard their rights prior to the establishment of the Arbitral Tribunal, without this being considered a waiver of Arbitration. Any measure granted by the Judiciary Branch shall be promptly notified by the party that requested such measure to the Chamber. The Arbitral Tribunal, once constituted, may review, maintain or revoke the measures granted by the Judiciary Branch.

20.3.8   The parties agree that all aspects related to Arbitration, including its own existence, must be kept confidential. All its elements (including, but not limited to, the Parties’ allegations, evidence, reports and other statements of third parties and any other documents presented or exchanged in the course of the arbitration proceeding) will only be disclosed to the Arbitral Tribunal, to the parties, their lawyers, Chamber officials, and any person needed to develop the Arbitration, unless disclosure is required to comply with any obligations imposed by applicable law, or by any Governmental Authority.

20.3.9   Any and all disputes related to the confidentiality obligation will be settled in a final and binding manner by the Arbitral Tribunal, which may take any measure to safeguard the confidentiality of the arbitration procedure, or any other matter related to Arbitration.

20.3.10                    In the event that two or more disputes arise in relation to this Agreement, or in any way related to it, its resolution may occur through a single arbitration proceeding, pursuant to the Regulation. Before the constitution of the Arbitral Tribunal, the Chamber will be responsible for consolidating the referred disputes in a single arbitral procedure, in accordance with the Regulation. After the constitution of the Arbitral Tribunal, in order to facilitate the resolution of related disputes, the Arbitral Tribunal may, at the request of one of the parties, consolidate the arbitration procedure with any other pending arbitration procedure that involves the resolution of disputes arising from this Agreement, or otherwise related to it. The Arbitral Tribunal shall consolidate the procedures, provided that (i) they involve the same parties; (ii) there are factual and/or legal issues that are common between them; and (iii) the consolidation in these circumstances does not result in losses arising from unjustified delays in resolving such disputes. The jurisdiction to determine the consolidation of procedures and conduct the consolidated procedure will be the first arbitral tribunal constituted. The consolidation decision will be final and binding on all parties involved in the disputes and arbitration procedures object of the consolidation order.

20.3.11                     Guarantor is expressly bound by this arbitration clause for all legal purposes.

IN WITNESS WHEREOF, the Parties executed this Agreement in two (2) counterparts of equal content and form, in the presence of two (2) undersigned witnesses, for all legal purposes.

[Place], [date]. [SIGNATURES]

*-*-*

Sharing Agreement

Exhibit 1 - Infrastructure Items

Geolocation		Address			Structure		
#	Keycode	Site ID	Latitude (decimal)	Longitude (decimal)	State	Municipality	Address	Type of Site	Type of Structure	Height
1	530684	RJTQR0354	-22,93127778	-43,37391667	RJ	Rio De Janeiro	Estrada do Guerenguê, 96	Greenfield	Pole	30
2	531174	SPWFO3737	-23,46780556	-46,70027778	SP	Sao Paulo	ESTRADA DO SABÃO, Nº 456 - FREGUESIA DO Ó	Greenfield	Self-supporting	40
3	531686	SPCAO4938	-23,87822	-46,41487	SP	Cubatao	RUA JOSE GONCALVES TORRES S.N - CUBATÃO/SP	Greenfield	Self-supporting	50
4	531712	RJLJR2002	-22,936339	-43,184782	RJ	Rio De Janeiro	Rua Álvaro Chaves, 41 – Laranjeiras	Rooftop	Mast	5
5	532119	SPWCV3688	-23,5025	-46,66111111	SP	Sao Paulo	RUA PROFª VILMA VIEIRA, 21 - CASA VERDE	Greenfield	Self-supporting	40
6	532142	SPWMM3911	-23,602	-46,661	SP	Sao Paulo	Av. Moema, 81 - Planalto Paulista, São Paulo - SP	Rooftop	Mast	(2,2+2,2+2,2)
7	532672	SPWPC3942	-23,5711	-46,47742	SP	Sao Paulo	RUA MANOEL DA MATA SÁ 170	Greenfield	Self-supporting	60
8	532686	SPWFO3735	-23,48425	-46,70388889	SP	Sao Paulo	RUA ISANGA, Nº 521 - FREGUESIA DO Ó	Greenfield	Self-supporting	40
9	532739	SPWCM3694	-23,67365556	-46,66201667	SP	Sao Paulo	Rua Pedro Rodrigues Beja, 111 – Vila Marari	Greenfield	Self-supporting	60,5
10	532850	SPWVF4163	-23,56755556	-46,5475	SP	Sao Paulo	RUA ANTONIO REIS N 11B – CHÁCARA BELENZINHO	Greenfield	Self-supporting	40
11	532893	SPWPT3996	-23,48416667	-46,71277778	SP	Sao Paulo	Rua Dr João Toniolo 535 – Jardim São José	Greenfield	Self-supporting	40
12	533034	SPWCM3695	-23,6803	-46,6496	SP	Sao Paulo	RUA FERRUCIO SANDOLI 232 – SÃO PAULO	Greenfield	Self-supporting	40
13	533379	SPWST3117	-23,623728	-46,698739	SP	Sao Paulo	Av. Roque Petroni Júnior, 1089 - Chácara Santo Antônio (Zona Sul), São Paulo - SP	Rooftop	Mast	10
14	533392	SPWEM2184	-23,48441667	-46,47972222	SP	Sao Paulo	RUA FIORAVANTE LOPES GARCIA 850	Greenfield	Self-supporting	40
15	533543	SPWVD3048	-23,4941	-46,5874	SP	Sao Paulo	Rua Oscar de Medeiros, 164, Vila Medeiros	Greenfield	Self-supporting	40
16	533567	SPWGR3743	-23,7554	-46,701	SP	Sao Paulo	Rua DR. Antônio Simões de Carvalho,105 - Jd. São Bernardo -São Paulo - SP	Greenfield	Self-supporting	40
17	576635	RNJAP5735	-6,471125592	-35,94374849	RN	Japi	Rua Bela Vista, s/n - Japi	Greenfield	Self-supporting	30
18	579525	S2CEFLA0232	-3,731815	-38,49388	CE	Fortaleza	Rua Vicente Leite, 630 - Meireles.	Rooftop	Mast	(3+3+1,5)
19	579606	S2CEFLA0114	-3,739483	-38,48196	CE	Fortaleza	Edifício San Lucas - Rua Prof. Silo Ribeiro, 420 Papicu	Rooftop	Mast	2,2
20	579717	S2CEFLA0198	-3,7321493	-38,5181584	CE	Fortaleza	RUA PINTO MADEIRA,757	Rooftop	Mast	4
21	579784	S2CEFLA0202	-3,742146	-38,511967	CE	Fortaleza	AVENIDA ANTONIO SALES, 1317,	Rooftop	Mast	4
22	581502	CEMUL0416	-4,31039	-39,0023	CE	Mulungu	Rodovia CE-065 (trecho Mulungú-Aratuba), s/n - Morro da CETEL	Greenfield	Self-supporting	40
23	646902	MGSHX4708	-19,33668	-43,61795	MG	Santana Do Riacho	Rua do Engenho, s/nº	Greenfield	Self-supporting	36
24	647729	MGURA4872	-19,88454	-47,82707	MG	Uberaba	Rod. BR-050, Km 195	Greenfield	Self-supporting	70
25	647841	MGASL5930	-18,11226	-44,25524	MG	Augusto De Lima	R. Geraldo Lopes Alvim, 314	Greenfield	Self-supporting	40
26	648707	PRPGO0516	-25,1275278	-50,1540556	PR	Ponta Grossa	RUA THAUMATURGO DE AZEVEDO - 82.	Rooftop	Mast	6
27	648791	PRPLM0254	-26,477326	-52,00303	PR	Palmas	RUA SEBASTIÃO CORREA MOURA, S/N	Greenfield	Self-supporting	40
28	649623	PRCTA0667	-25,4219167	-49,2595	PR	Curitiba	RUA UBALDINO DO AMARAL, 37, ESTÁDIO COUTO PEREIRA	Rooftop	Mast	(4,2+4,2+4,2)
29	652212	PRCTA0546	-25,3980556	-49,2444167	PR	Curitiba	AVENIDA PARANÁ 1758	Rooftop	Mast	(3+3+3)
30	652264	BAIAP1143	-12,885525	-38,680917	BA	Itaparica	AV JUTAHY MAGALHAES, 600	Greenfield	Self-supporting	35
31	654565	S2BABRR0019	-12,970916	-38,489489	BA	Salvador	RUA BERNARDO SPECTOR, 94	Greenfield	Self-supporting	30
32	655624	MGBCA5006	-21,23776	-43,79795	MG	Barbacena	Morro monte Mário - s/nº	Greenfield	Self-supporting	61,5
33	656072	PRCTA0661	-25,4263056	-49,2756389	PR	Curitiba	RUA TREZE DE MAIO, 981	Rooftop	Mast	6
34	657145	PRMGA0556	-23,39575	-51,91925	PR	Maringa	AV. DONA SOPHIA RASGULAEFF,466	Rooftop	Mast	6
35	658575	BAILH0606	-14,763417	-39,063639	BA	Ilheus	AVENIDA PROCLAMACAO, S/N	Greenfield	Self-supporting	40
36	658664	PRCTA0678	-25,4378611	-49,2820278	PR	Curitiba	RUA COMENDADOR ARAUJO, 730, HOTEL IBIS	Rooftop	Mast	(4+4)
37	658896	PRORG0252	-24,2113889	-50,9252778	PR	Ortigueira	RUA SÃO PAULO, 99	Greenfield	Self-supporting	46
38	659280	PRCPM0685	-24,037	-52,369	PR	Campo Mourao	Rua Laurindo Borges, 1398 - Centro, Campo Mourão - PR	Rooftop	Mast	(4+4)
39	660130	S2BABRR0061	-12,9883889	-38,4810556	BA	Salvador	AVENIDA DOM JOAO VI, 466	Greenfield	Self-supporting	23
40	660433	PRFOZ0722	-25,53894	-54,57558	PR	Foz Do Iguacu	Rua Rui Barbosa, 786	Rooftop	Mast	(4+4)
41	660434	PRFOZ0706	-25,53797	-54,58844	PR	Foz Do Iguacu	Rua Rui Barbosa, 475	Rooftop	Mast	(5+5)
42	660515	PRCTA0651	-25,3838889	-49,2320278	PR	Curitiba	AVENIDA PARANA 3825	Rooftop	Mast	(6+4+4+4+4)
43	661251	BABES1110	-12,14975	-44,99713889	BA	Barreiras	RUA ABILIO FARIAS, 455	Greenfield	Self-supporting	30
44	662356	PRLDA0424	-23,30991	-51,1653	PR	Londrina	Av. Higienópolis, 70 - Jardim Higienopolis	Rooftop	Mast	(6+6+6)
45	662571	RSFXO0573	-29,57009	-53,43772	RS	Faxinal Do Soturno	RUA JULIO DE CASTILHOS, S/N	Greenfield	Self-supporting	36
46	662983	PRCTA0690	-25,4344194	-49,2610611	PR	Curitiba	Rua Mariano Torres, 916	Rooftop	Mast	(4+4)
47	878570	S2BAASG0093	-12,980628	-38,511059	BA	Salvador	RUA DA MOURARIA, 6	Rooftop	Mast	3,5
48	879478	S2BAPOK0008	-12,999556	-38,510111	BA	Salvador	RUA PROFESSOR ARISTIDES NOVIS, 12, FEDERAÇÃO	Rooftop	Mast	(7+7+7)
49	4624370	PRSLF0788	-26,1766944	-53,3613611	PR	Salgado Filho	Rua Ruy Barbosa, s/nº	Greenfield	Self-supporting	50
50	7140610	ALPYH2286	-9,622775	-37,767747	AL	Piranhas	AVENIDA SERGIPE, S/N	Greenfield	Self-supporting	60
51	7140676	PEBVG3059	-8,119081	-34,896969	PE	Recife	Boa Viagem Rua Padre Carapuceiro 240,Edf Waleska	Rooftop	Mast	(5+5+5)
52	7140711	PEESP3020	-8,034944444	-43,892025	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	Mast	(4+4)
53	7140780	PERCE3244	-8,065225	-34,873444	PE	Recife	RUA CAIS DA ALFÂNDEGA, S/N – SHOPPING ALFÂNDEGA	Rooftop	Mast	3
54	7141039	SPFAC4955	-20,53422	-47,40859	SP	Franca	Rua Voluntário Mario Marine, 2043 – Higienópolis	Rooftop	Mast	(3,02+3,02+3,02)
55	7141041	SPFAC4958	-20,529	-47,392	SP	Franca	Av. Presidente Vargas 666 – Cidade Nova, Franca - SP	Rooftop	Mast	(5+5+5)
56	7141226	SPWCS3728	-23,636	-46,614	SP	Sao Paulo	Rua Girolamo Dai Libri, 433 - Vila Moraes	Rooftop	Mast	10
57	7141263	SPWAA3576	-23,534	-46,484	SP	Sao Paulo	Rua da Padroeira, 83 - Jardim Nordeste, São Paulo - SP	Rooftop	Mast	6
58	7141286	SPOCO4536	-23,549855	-46,760417	SP	Osasco	Rua Rosa D'ângelo Pisapia, 156 – Vila Yara	Rooftop	Mast	6
59	7141345	SPSBO4598	-23,701033	-46,555151	SP	Sao Bernardo Do Campo	Rua Ruy Barbosa, 260	Rooftop	Mast	(5+5+5)
60	7141350	SPWBE3603	-23,54937	-46,58456	SP	Sao Paulo	RUA JOAO BATISTA DE LACERDA, 261	Rooftop	Mast	(4+4+1)
61	7141375	SPSBO4607	-23,71126	-46,54868	SP	Sao Bernardo Do Campo	Rua Municipal, 193	Rooftop	Mast	(4+4+4)
62	7141378	SPWBF3583	-23,531	-46,666	SP	Sao Paulo	Av. Francisco Matarazzo, 229 - Água Branca, São Paulo - SP	Rooftop	Mast	(5+5+5)
63	7141379	SPWBF3585	-23,517	-46,677	SP	Sao Paulo	Rua Josef Kryss, 319 - Parque Industrial Tomas Edson	Rooftop	Mast	(6+6+6+3)
64	7141462	SPSBO4630	-23,726927	-46,544711	SP	Sao Bernardo Do Campo	Rua Nelza Ascêncio, 128 – Ferrazópolis – São Bernado do Campo	Rooftop	Mast	(4+10)
65	7141466	SPSCN4637	-23,619705	-46,574405	SP	Sao Caetano Do Sul	Rua Archinto Ferrari, 118 – Santo Antônio – São Caetano do Sul	Rooftop	Mast	(4+4+3)
66	7141473	SPWBV3589	-23,56609	-46,65031	SP	Sao Paulo	AVENIDA PAULISTA, 810	Rooftop	Mast	(4+4+4)
67	7141532	SPWCB3641	-23,63666	-46,66083	SP	Sao Paulo	Rua Ribeiroles, 274 – Vila Paulista	Rooftop	Mast	(4+4+4)
68	7141620	SPMMM5169	-22,439791	-46,967025	SP	Mogi Mirim	Rua Coronel Venâncio Ferreira Alves Adorno, 89 – Saúde	Rooftop	Mast	(6+6+6+2)
69	7141726	SPRPO5341	-21,18731	-47,80719	SP	Ribeirao Preto	Rua Bernardino de Campos, 1236	Rooftop	Mast	(3+5+5)
70	7141794	SPSTB5363	-22,75586	-47,41877	SP	Santa Barbara Doeste	RUA TREZE DE MAIO, 749 - CENTRO	Rooftop	Mast	(4+4+4)
71	7141806	SPSJC5460	-23,19207	-45,89044	SP	Sao Jose Dos Campos	Rua Euclides Miragaia, 26 – Centro	Rooftop	Mast	1,5
72	7141834	SPPGE5272	-24,013	-46,415	SP	Praia Grande	AV. PRESIDENTE COSTA E SILVA, 13 – PRAIA GRANDE - SP	Rooftop	Mast	(6+6+6)
73	7141838	SPSJC5472	-23,179228	-46,889161	SP	Sao Jose Dos Campos	Avenida São José, 626 – Jardim Bela Vista	Rooftop	Mast	(4+4+4+4)
74	7141843	SPSTS5379	-23,959	-46,346	SP	Santos	Rua Saturnino de Brito, 256 – Marapé – Santos	Rooftop	Mast	(3+3+6)
75	7141905	SPSTS5396	-23,949	-46,33	SP	Santos	Av. Ana Costa, 121 - Vila Matias	Rooftop	Mast	(3+3+3+3)
76	7141911	SPSTS5403	-23,976	-46,311	SP	Santos	Rua Vergueiro Steidel, 304 - Aparecida	Rooftop	Mast	(3+3+3)
77	7141970	SPSUM5601	-22,84806	-47,18647	SP	Sumare	Rua João Antônio Soares, 18 – Jd. Bom Retiro - Sumaré	Rooftop	Mast	8
78	7142017	S2BAIGW0058	-12,9948889	-38,4708889	BA	Salvador	RUA RUBENS GUELLI, 134	Rooftop	Mast	10
79	7142098	S2BASCT0132	-12,93932	-38,34137	BA	Salvador	Alameda Praia de Guarapari, 349-A, Stella Maris	Greenfield	Self-supporting	30
80	7142202	S2BAGGG1233	-14,32689	-39,46868	BA	Gongogi	Rua da Igreja, S/N – Centro	Greenfield	Self-supporting	40
81	7142381	BAROL0440	-11,4861111	-37,9313889	BA	Rio Real	RUA CORONEL BENVENUTO, S/N	Greenfield	Self-supporting	70
82	7142397	SPWPN3988	-23,580278	-46,679722	SP	Sao Paulo	Avenida Nove de Julho, 5624 – Jardim Paulista – São Paulo	Rooftop	Mast	10
83	7142403	SPWTA4138	-23,54583	-46,56694	SP	Sao Paulo	Rua Cantagalo, 738 – Vila Gomes Cardim - SP	Rooftop	Mast	(3+3+3)
84	7142448	SPWPZ3963	-23,532691	-46,67489	SP	Sao Paulo	Rua Dr. Homem de Melo, 1186 - Perdizes	Rooftop	Mast	(3+3+3+4+4)
85	7142449	SPWPZ3964	-23,53722	-46,66833	SP	Sao Paulo	Rua Dr. Homem de Melo, 352 – Perdizes – São Paulo	Rooftop	Mast	(4+4+4)
86	7142464	SPWJQ3800	-23,6389	-46,6462	SP	Sao Paulo	Rua das Oiticicas, 149 – Pq. Jabaquara - São Paulo - SP	Rooftop	Mast	(8+8)
87	7142465	SPWJQ3801	-23,652948	-46,652913	SP	Sao Paulo	Rua Miranos, 104 – Vila Santa Catarina - SP	Rooftop	Mast	(3+3+3)
88	7142466	SPWJQ3802	-23,636	-46,638	SP	Sao Paulo	Av. Leonardo da Vinci, 372 - Vila Guarani	Rooftop	Mast	(4+4+4)
89	7142473	SPWRE4007	-23,536667	-46,645579	SP	Sao Paulo	Alameda Barão de Limeira, 478 - Campos Elíseos, São Paulo - SP	Rooftop	Mast	(6+6+6+3)
90	7142476	SPWRE4010	-23,54105	-46,636398	SP	Sao Paulo	Avenida Cásper Libero, 58 – Centro Histórico de São Paulo	Rooftop	Mast	(4+4+4)
91	7142477	SPWRE4011	-23,55264	-46,645056	SP	Sao Paulo	Rua Conselheiro Ramalho, 104 – Bela Vista	Rooftop	Mast	(4+4+4+4)
92	7142514	SPWVJ4178	-23,502	-46,45	SP	Sao Paulo	Rua Édipo Feliciano, 100 - Vila Jacuí, São Paulo – SP	Rooftop	Mast	(3+3+3+3)
93	7142554	SPWLB3880	-23,55867	-46,63043	SP	Sao Paulo	Rua do Glicério, 731 – Liberdade – São Paulo	Rooftop	Mast	(4+4+4)
94	7142555	SPWLB3881	-23,56344	-46,639215	SP	Sao Paulo	Rua Vergueiro, 168 – Liberdade – São Paulo	Rooftop	Mast	(4+4+4)
95	7142556	SPWLB3882	-23,57694	-46,64028	SP	Sao Paulo	Rua Vergueiro, 1661 – Vila Mariana	Rooftop	Mast	(3+3+3)
96	7142570	SPWVM4207	-23,58472	-46,61861	SP	Sao Paulo	Rua Miriam, 310 – Jardim da Gloria	Rooftop	Mast	(4+4+4)
97	7142574	SPWVM4212	-23,5788	-46,6433	SP	Sao Paulo	Rua Eça de Queiroz, 258 – Vila Mariana - SP	Rooftop	Mast	(3+3+3)
98	7142585	SPWLP3868	-23,53	-46,70444	SP	Sao Paulo	Rua Tonelero, 239 – Vila Ipojuca – São Paulo - SP	Rooftop	Mast	(3+3+3+6+6+6)
99	7142587	SPWLP3870	-23,53	-46,696	SP	Sao Paulo	Rua Marcelina, 394 – Vila Romana - SP	Rooftop	Mast	(6+6+6)
100	7142593	SPWSC4040	-23,534	-46,655	SP	Sao Paulo	Rua Albuquerque Lins, 374 - Santa Cecília, São Paulo - SP	Rooftop	Mast	(4+4+4+4)
101	7142598	SPWSD4078	-23,50528	-46,73694	SP	Sao Paulo	Av. General Charles de Gaulle, 208 – Pq. São Domingos	Rooftop	Mast	4
102	7142601	SPWVM4216	-23,598	-46,634	SP	Sao Paulo	R. Joel Jorge de Melo, 62 - Vila Mariana	Rooftop	Mast	(4+4+4)
103	7142631	SPWSE4123	-23,54796	-46,631055	SP	Sao Paulo	Rua 25 de março, 197 - Centro Historico de São Paulo	Rooftop	Mast	(6+6+3)
104	7142632	SPWSE4124	-23,55179	-46,63543	SP	Sao Paulo	Praça Doutor João Mendes, 62 – Liberdade	Rooftop	Mast	(6+6+6)
105	7142645	SPWMM3898	-23,575465	-46,656397	SP	Sao Paulo	RUA SALTO, 70 – MOEMA	Rooftop	Mast	(3+4+4+4)
106	7142647	SPWMM3901	-23,611	-46,668	SP	Sao Paulo	Av. dos Imarés, 88 - Indianópolis, São Paulo - SP	Rooftop	Mast	(10+10+6)
107	7142649	SPWMM3903	-23,60555	-46,66805	SP	Sao Paulo	Alameda Jauaperi, 1083 – Moema - SP	Rooftop	Mast	(3+3+3)
108	7142650	SPWMM3904	-23,59734	-46,66923	SP	Sao Paulo	Rua Professor Martins Santana, 100 – Vl. Nova Conceição	Rooftop	Mast	(6+9)
109	7142669	SPWIB3768	-23,596901	-46,678674	SP	Sao Paulo	Rua Fiandeiras, 479 – Itaim Bibi	Rooftop	Mast	(6+6+6)
110	7142705	SPWMR3927	-23,611674	-46,704926	SP	Sao Paulo	Avenida Barão de Monte Mor, 75 – Vila Morumbi	Rooftop	Mast	(4+4+4+3)
111	7142710	SPWSN4057	-23,4956	-46,6255	SP	Sao Paulo	Rua Voluntários da Pátria, 2798 - Santana, São Paulo - SP	Rooftop	Mast	(3+3+3+6)
112	7142763	SPWST4075	-23,63194	-46,71083	SP	Sao Paulo	Rua Professor Manoelito de Ornellas, 104 - Chácara Santo Antônio - SP	Rooftop	Mast	(4+4+4)
113	7142781	SPWSU4103	-23,615	-46,633	SP	Sao Paulo	Rua Estero Belaco 160 - Vila da Saúde, São Paulo - SP	Rooftop	Mast	(4+4+4)
114	7142812	SPWSU4117	-23,612922	-46,638404	SP	Sao Paulo	Av. Jabaquara, 970 – Saúde – São Paulo	Rooftop	Mast	3
115	7144288	DFSTM0777	-16,02138889	-48,01944444	DF	Brasilia	QUDRA 210, CONJ. 1, CASA 17 - SANTA MARIA	Rooftop	Mast	5
116	7144310	SPWCH3032	-23,47194	-46,66667	SP	Sao Paulo	Av. Parada Pinto, 207 – Vl. Nova Cachoeirinha – São Paulo	Rooftop	Mast	(4+4+4)
117	7144426	SPWCO3064	-23,547	-46,658	SP	Sao Paulo	Av. Angélica, 1683 - Santa Cecília, São Paulo - SP	Rooftop	Mast	(6,75+5,4)
118	7144502	SPWSU3522	-23,60914	-46,65231	SP	Sao Paulo	Avenida Indianópolis, 1192 – (Clube Sírio Libanês) - Planalto Paulista, São Paulo	Rooftop	Mast	(3+3+3)
119	7144619	AMSKV3426	-2,843191667	-58,21368333	AM	Silves	Rua Nova Três, 756	Greenfield	Self-supporting	56,27
120	7144692	PERCE3073	-8,056138889	-34,8725	PE	Recife	RUA BRUM 463/485 RECIFE ANTIGO	Rooftop	Mast	4
121	7145243	SCFNS0458	-27,58991	-48,51513	SC	Florianopolis	Av. Madre Benvenuta, 687	Rooftop	Mast	(2,5+2,5)
122	7145269	SCFNS0500	-27,5913	-48,5527	SC	Florianopolis	R. Esteves Júnior, 366, Centro	Rooftop	Mast	(4+4+4)
123	7145281	SCPRI0545	-26,44631	-53,59864	SC	Princesa	Rua Santa Catarina, s/nº	Greenfield	Self-supporting	50
124	7145310	SCRCP0546	-26,94797	-50,14	SC	Rio Do Campo	Rua Tiradentes, s/nº, Centro	Greenfield	Self-supporting	50
125	7145411	PRCAB0735	-23,29978	-51,228725	PR	Cambe	RUA JOSÉ CARLOS MUFFATO,S/N	Greenfield	Self-supporting	50
126	7145498	3GSCFNS0405	-27,591944	-48,554444	SC	Florianopolis	Av. Rio Branco, 369	Rooftop	Mast	4
127	7145586	SCWUM0274	-26,917145	-49,861021	SC	Witmarsum	Estrada Geral, s/nº	Greenfield	Pole	60
128	7145667	SCFNS0333	-27,61203411	-48,52412861	SC	Florianopolis	R. do Calafate, 113 – BL2 - PANTANAL	Rooftop	Mast	5,2
129	7145669	SCFNS0340	-27,61175	-48,5934167	SC	Florianopolis	Rua Antenor Morais, nº 42	Rooftop	Mast	(4+4+4)
130	7146168	PRFOZ0721	-25,50586	-54,39086	PR	Foz Do Iguacu	Rua Carlos Souttomayor, 393	Greenfield	Self-supporting	15
131	7146296	PRCTA0545	-25,4520556	-49,2535	PR	Curitiba	RUA JOQUEI CLUBE, 437	Rooftop	Mast	7,5
132	7146310	PRCTA0053	-25,407857	-49,2554125	PR	Curitiba	Rua Belém, 43	Rooftop	Mast	(3+3)
133	7146357	PRCTA0734	-25,4290278	-49,2814722	PR	Curitiba	Rua Visc. do Rio Branco, 803	Rooftop	Mast	6
134	7146423	CEFLA0191	-3,73354	-38,49642	CE	Fortaleza	Avenida Washington Soares, nº 55	Rooftop	Mast	1,46
135	7146677	PEBVG3037	-8,103194	-34,88736	PE	Recife	RUA RAUL AZEDO, 53	Rooftop	Mast	(4+4+4)
136	7147318	BAPXD4536	-10,09805	-38,04745	BA	Pedro Alexandre	Estrada Para Barreiras, S/N	Greenfield	Self-supporting	30
137	7147385	BACIS1208	-12,73811	-38,44071	BA	Candeias	Rua Alto da Boa Vista	Greenfield	Self-supporting	18,1
138	7148702	MGSAL1988	-22,12111	-45,0703	MG	Sao Lourenco	Alameda das Orquídeas, 385	Greenfield	Pole	9,2
139	7148941	3GMGGVS5325	-18,87185	-41,95713	MG	Governador Valadares	Av. JK, 1157	Rooftop	Mast	(2,5+2+1,5+3+1,5+2,4)
140	7148988	S2RSPAE0651	-29,979376	-51,189987	RS	Porto Alegre	RUA PROF. JOÃO DE SOUSA RIBEIRO, 859	Rooftop	Mast	1,77
141	7149040	BACXS4693	-12,43817	-37,91875	BA	Mata De Sao Joao	KM 76 - COMPLEXO COSTA DO SAUIPE	Rooftop	Mast	5
142	7150716	RJBGT0254	-23,025	-43,556	RJ	Rio De Janeiro	Estrada Roberto Burle Marx, 2667 - Barra Guaratiba	Rooftop	Mast	10
143	7150884	3GPRSIY0857	-22,700312	-51,792436	PR	Santo Inacio	RUA APRÍGIO ALVES FILHO, 831	Greenfield	Self-supporting	41
144	7150924	3GSCIRH0629	-26,82441	-53,27407	SC	Iraceminha	Rua Volnei José, 427, Centro	Greenfield	Self-supporting	30
145	660232	PRCPP3519	-23,1832222	-50,6573056	PR	Cornelio Procopio	AV. NOSSA SENHORA DO ROCIO,966	Rooftop	Mast	(6+6+6)
146	648290	MGJFA5020	-21,76208	-43,34952	MG	Juiz De Fora	Av. Barão do Rio Branco - 2288	Rooftop	Mast	(5+1,60+3)
147	878929	S2MASLS1543	-2,530556	-44,298889	MA	Sao Luis	Rua Grande, nº490	Rooftop	Mast	(3+3+3)
148	578305	S2CEFLA0188	-3,7327778	-38,4986111	CE	Fortaleza	AVENIDA LUIS, 300	Rooftop	Mast	4
149	657208	PRCTA0658	-25,4435556	-49,2787222	PR	Curitiba	AVENIDA SILVA JARDIM, 1856	Rooftop	Mast	(5,5+4,5)
150	646377	MGIIA5865	-22,40487	-45,42258	MG	Itajuba	Rd. Itajubá - Maria da Fé, Km 3	Rooftop	Mast	(4+1,80+1,53)
151	578327	MASLS1557	-2,540556	-44,286944	MA	Sao Luis	Av. Senador Vitorino Freire, nº 1958 – Bairro Areinha	Rooftop	Mast	(5+5+5+5+5+5)
152	510938	ALMCO2363	-9,672061	-35,745839	AL	Maceio	AV ASSIS CHATEAUBRIAND, 2998	Rooftop	Mast	(3+3+3)
153	7142284	BAPGU1174	-16,4511667	-39,0670278	BA	Porto Seguro	RUA SÃO PEDRO, 180	Rooftop	Mast	16
154	511084	ALOUB2295	-9,162167	-37,359192	AL	Ouro Branco	RUA CORONEL LUCENA, S/N LUIZ G. DE CARVALHO	Greenfield	Self-supporting	40
155	878726	MGSAV4348	-19,92969	-43,93725	MG	Belo Horizonte	Av. João Pinheiro, 495	Rooftop	Mast	(5+2,50+2,50)
156	658976	RSSAN0741	-29,54889	-56,82975	RS	Uruguaiana	BR 472, KM 54605	Greenfield	Self-supporting	60
157	7146622	S2CEFLA0074	-3,724462	-38,528741	CE	Fortaleza	Rua Senador Pompeu, 649	Rooftop	Mast	7,5
158	7145782	PRCTA0523	-25,432907	-49,299796	PR	Curitiba	RUA PADRE ANCHIETA, 2128	Rooftop	Mast	(6+3+6+3)
159	7144305	DFBSA0236	-15,819	-47,875	DF	Brasilia	SCES trecho 2 lote 32	Rooftop	Mast	(4+6+2,3)
160	7147166	DFSAM0734	-15,87916667	-48,10944444	DF	Brasilia	QR 411CONJ. 4, CASA 14, SAMAMBAIA	Rooftop	Guyed	17
161	7147245	DFSAM0753	-15,86166667	-48,08861111	DF	Brasilia	QS604, CONJ. B (CANDIDADTO B)	Rooftop	Bracket	17
162	7146650	S2RSPAE0850	-30,101	-51,2678	RS	Porto Alegre	AV. GUAÍBA, 4127	Rooftop	Mast	6
163	532488	SPWBL3618	-23,44805556	-46,69666667	SP	Sao Paulo	RUA EDUARDO COSTA, Nº244 - VILA BRASILÂNDIA	Greenfield	Pole	40
164	532890	SPWPS3967	-23,42997	-46,75923	SP	Sao Paulo	RUA RIO JUNDIAI Nº 157 – PERUS.	Greenfield	Self-supporting	60
165	533333	SPWLM3890	-23,50641	-46,67416	SP	Sao Paulo	Av Prof Celestino Bourroul, 813 – Limão	Greenfield	Pole	40,6
166	7141354	SPWCO3717	-22,55527	-46,665	SP	Sao Paulo	Rua Minas Gerais, 388 - Higienópolis	Rooftop	Mast	(3+3+3)
167	7141374	SPSBO4605	-23,666059	-46,569171	SP	Sao Bernardo Do Campo	Rua Marechal Badoglio, 15 – Vila Mussoline	Rooftop	Mast	(4+4+4+4+4+4+4+4)
168	7142393	SPWJR3818	-23,51361	-46,74555	SP	Sao Paulo	Rua Conselheiro Amaral, 196 - Jaguará, São Paulo - SP	Rooftop	Mast	(3+3+3)
169	7142396	SPWPN3987	-23,58111	-46,6925	SP	Sao Paulo	Rua Hungria, 664 - Jardins, São Paulo - SP	Rooftop	Mast	(4+4+6)
170	7142401	SPWTA4136	-23,53055556	-46,55916667	SP	Sao Paulo	RUA GEN. GELÁS, 72 – TATUAPÉ, SÃO PAULO-SP – 03090-030	Rooftop	Mast	(4+4+4+4+4+4)
171	7142498	SPWRE4012	-23,537794	-46,636868	SP	Sao Paulo	Rua Washington Luis, 392 – Centro Histórico – São Paulo	Rooftop	Mast	(4+4+6)
172	7142597	SPWSC4044	-23,53388	-46,64055	SP	Sao Paulo	Praça Júlio Prestes, 30 - Campos Elíseos, São Paulo - SP	Rooftop	Mast	(3+3+3)
173	7142672	SPWMM3907	-23,614	-46,662	SP	Sao Paulo	Alameda dos Tupiniquins, 1235 - Planalto Paulista	Rooftop	Mast	(5+5+5)
174	7142778	SPWPN3972	-23,55416	-46,6925	SP	Sao Paulo	Rua Fradique Coutinho, 1590 – Pinheiros – São Paulo - SP	Rooftop	Mast	(3+3+3)
175	7143807	SPWMM2564	-23,6016	-46,66842	SP	Sao Paulo	Rua inhambu, 763	Rooftop	Mast	(3+3+3+3+3)
176	7144206	SPWVM3099	-23,571	-43,653	SP	Sao Paulo	Av. Brigadeiro Luis Antônio, 2819 – Jardim Paulista	Rooftop	Mast	(6+3)
177	7144293	SPWLB3069	-23,57444	-46,632733	SP	Sao Paulo	Rua Topázio, 420 – Vila Mariana	Rooftop	Mast	(4+4+4+3)
178	521163	PAIPP2070	-2,556388889	-47,44694444	PA	Ipixuna Do Para	Rua Sargento Simplicio, 371	Greenfield	Self-supporting	80,29
179	521528	PABLM2019	-1,411111111	-48,44083333	PA	Belem	Rua Santo Antônio	Greenfield	Pole	44,79
180	7144021	PABLM2136	-1,40722222	-48,44527778	PA	Belem	Av. Tavares Bastos, 632 - Marambaia	Greenfield	Pole	37,91
181	660251	PRCTA0110	-25,432481	-49,361761	PR	Curitiba	Rod. Br 277 Cta - Orleans / Rod. do Café - Cidade Industrial De Curitiba	Rooftop	Mast	(3+3)
182	660280	PRCTA0143	-25,43077867	-49,25804193	PR	Curitiba	Rua da Paz, 202	Rooftop	Mast	5
183	7146242	PRCTA0422	-25,4318749	-48,27251823	PR	Curitiba	Alameda Dr. Muricy, 650	Rooftop	Mast	(3+3+3)
184	7146243	PRCTA0423	-25,49939318	-49,29525188	PR	Curitiba	Rua Dr. Manoel Linhares de Lacerda, 84 - Capão Raso	Rooftop	Mast	(3+3+3)
185	533008	SPLRA5117	-22,54296	-47,38998	SP	Limeira	Rua Dr. José Carvalho Ferreira, s/n	Greenfield	Self-supporting	40
186	533395	SPWJE3059	-23,54334722	-46,75434722	SP	Sao Paulo	Rua Caetanópolis, 930 - Jaguaré	Rooftop	Mast	(3+3+3)
187	7141271	SPWCO3711	-23,5538	-46,6605	SP	Sao Paulo	Rua da Consolação, 2143	Rooftop	Mast	(3+3+3)
188	7141274	SPWCO3715	-23,553	-46,6569	SP	Sao Paulo	Rua Bela Cintra, 450	Rooftop	Mast	(3+3+3)
189	7141357	SPWCO3721	-23,5433	-46,6564	SP	Sao Paulo	Av. Angélica , Nº 1189 – Consolação	Rooftop	Mast	(5+5+3)
190	7141520	SPJAI4454	-23,1908	-46,88393	SP	Jundiai	Rua do Rosário	Rooftop	Mast	(4+4+4+4+4+4+4+4)
191	7141816	SPSTS5374	-23,9542	-46,334	SP	Santos	Rua Augusto Paulino, 57	Rooftop	Mast	(3+3+3+3)
192	533003	SPWBV3596	-23,55803	-46,64891	SP	Sao Paulo	RUA LOURENCO GRANATO, 214	Rooftop	Mast	(4+4+4+3)
193	7141302	SPWCY3637	-23,5638	-46,62271	SP	Sao Paulo	AVENIDA LACERDA FRANCO, 130, CEP:1536-000	Rooftop	Mast	(4+4+4)
194	7141323	SPWAR3557	-23,55969	-46,57475	SP	Sao Paulo	RUA TEOFILO DIAS, 332	Rooftop	Mast	(4+4+4)

Geolocation		Address			Structure		
#	Keycode	Site ID	Latitude (decimal)	Longitude (decimal)	State	Municipality	Address	Type of Site	Type of Structure	Height
195	7141411	SPWBS3612	-23,54216667	-46,60605556	SP	Sao Paulo	RUA JOSE MONTEIR0, 323	Rooftop	Mast	(4+4)
196	7142770	SPWIT3794	-23,53438	-46,46393	SP	Sao Paulo	AVENIDA CAMPANELLA, EDIFÍCIO: CAMPANELLA 1297 – ITAQUERA	Rooftop	Mast	4
197	7148679	RJPTS0074	-22,30964	-43,12962	RJ	Petropolis	Est. da União e Indústria, 22565	Greenfield	Pole	9,4
198	7141871	SPSTS5387	-23,96904	-46,3326	SP	Santos	Rua Ana Costa, 555	Rooftop	Mast	(3+3+3)
199	7141873	SPSTS5389	-23,9571	-46,32503	SP	Santos	Rua Barão de Paranapiacaba, 77	Rooftop	Mast	(6+6+6+6)
200	7141906	SPSTS5397	-23,9656	-46,33925	SP	Santos	Rua Euclides da Cunha, 151	Rooftop	Mast	(4+4+4)
201	7141908	SPSTS5399	-23,93542	-46,33177	SP	Santos	Praça dos Andradas, 91/93	Rooftop	Mast	(3+3)
202	7141936	SPSTS5406	-23,96493	-46,3199	SP	Santos	Rua Dr. Lobo Viana, 68	Rooftop	Mast	(3+3+3+3)
203	7141938	SPSTS5408	-23,96132	-46,34091	SP	Santos	Rua Visconde de Faria, 250	Rooftop	Mast	(3+3+3)
204	7142414	SPWJP3833	-23,564865	-46,661963	SP	Sao Paulo	Rua José Maria Lisboa, 1187	Rooftop	Mast	(6+6)
205	7142439	SPWJP3845	-23,565088	-46,655097	SP	Sao Paulo	Rua Pamplona, 825 - Jardim Paulista	Rooftop	Mast	(4+4)
206	7142443	SPWPZ3957	-23,535286	-46,682718	SP	Sao Paulo	Rua Diana, 740 – Perdizes	Rooftop	Mast	(3+3+3)
207	7147858	S2RSPAE0970	-30,149231	-51,14314	RS	Porto Alegre	ACESSO D SQ 3 1 UNIDADE VICINAL, 3146	Rooftop	Mast	4
208	659831	ESCNA3115	-19,5345	-40,62714	ES	Colatina	AVENIDA GETULIO VARGAS, 500	Rooftop	Mast	(6,7+6,7)
209	646650	MGORP4601	-20,39247222	-43,49375	MG	Ouro Preto	RUA DO CRUZEIRO, 248	Rooftop	Mast	10
210	647847	MGJFA5022	-21,754453	-43,35104	MG	Juiz De Fora	AVENIDA DO RIO BRANCO, 1441	Rooftop	Mast	(4+4)
211	7142492	SPWJQ3807	-23,647357	-46,641674	SP	Sao Paulo	Rua das Grumixamas, 110 – Jardim Oriental	Rooftop	Mast	(5+5+5)
212	7142533	SPWRT4003	-23,586326	-46,7900818	SP	Sao Paulo	Rua Cândido Fontoura, 481	Rooftop	Mast	(4+4+4)
213	7142567	SPWSC4035	-23,532194	-46,64689	SP	Sao Paulo	Rua Guaianases, 1197	Rooftop	Mast	(3+3+3)
214	7142702	SPWMR3923	-23,583254	-46,69946	SP	Sao Paulo	Av. Lineu de Paula Machado, 1174 Jardim Everest	Rooftop	Mast	(6+6+6)
215	7142746	SPWIR3748	-23,577905	-46,612124	SP	Sao Paulo	Rua Vasconcelos Drumond, 196, Ipiranga	Rooftop	Mast	(4+4+4)
216	7142748	SPWIR3751	-23,582762	-46,607048	SP	Sao Paulo	Rua Costa Aguiar, 994 - Ipiranga	Rooftop	Mast	8
217	7142785	SPWSU4108	-23,62198056	-46,64914722	SP	Sao Paulo	Av. Indianópolis, 2185	Rooftop	Mast	(6+6+6)
218	7144449	SPARC3152	-21,21879	-50,43917	SP	Aracatuba	Rua Wenceslau Braz 120 - Ed Copacabana – Vila Santa Maria	Rooftop	Mast	(3,20+4,23+3,20)
219	7144581	SPSTS3213	-23,96765	-46,33975	SP	Santos	Avenida Presidente Wilson, 66 – José Menino	Rooftop	Mast	(4+4+4)
220	7144583	SPSZN3100	-23,54832858	-46,31464501	SP	Suzano	Rua Benjamin Constant, 1653	Rooftop	Mast	(4+4+4+6+6)
221	7144620	SPWMM3096	-23,609865	-46,660513	SP	Sao Paulo	Alameda dos Anapurus, 1297 - Moema	Rooftop	Mast	(4+4+4)
222	7144683	SPWJP3067	-23,56194444	-46,666411	SP	Sao Paulo	Alameda Tietê, 301 – Jardim Paulista	Rooftop	Mast	(4+4+4)
223	581225	PITAQ1372	-6,597028	-42,284167	PI	Tanque Do Piaui	AV. Principal, s/n	Greenfield	Self-supporting	40
224	652968	BAUIA1294	-14,308056	-39,326889	BA	Ubaitaba	RUA DO CACAU S/N	Greenfield	Self-supporting	50
225	7142133	BAJGQ1239	-13,52977778	-39,97066667	BA	Jaguaquara	RUA 15 DE NOVEMBRO, S/N	Greenfield	Self-supporting	50
226	7142180	BAPPK1289	-14,94391667	-41,71886111	BA	Piripa	PRACA JOAQUIM JOSE RIBEIRO, S/N	Greenfield	Self-supporting	100
227	7142282	BAPGU1173	-16,43944444	-39,06722222	BA	Porto Seguro	Rua Projetada, Sn (CidadeHistorica)	Greenfield	Self-supporting	30
228	7142302	BASUX1312	-10,943083	-40,407972	BA	Saude	NÃO ENCONTRADO	Greenfield	Self-supporting	40
229	7147029	RSCEN0022	-29,35931	-50,82506	RS	Canela	RUA JOSE PEDRO PIVA, 220, CENTRO	Rooftop	Mast	(6+6+4)
230	878865	S2MASLS1512	-2,5122222	-44,303611	MA	Sao Luis	AVENIDA CASTELO BRANCO, 500	Rooftop	Mast	(1+2+3)
231	7143828	PAICO2234	-1,20317	-48,28411	PA	Belem	RODOVIA ARTHUR BERNARDES, 9001 – KM 10	Greenfield	Self-supporting	40
232	7144019	PABLM2135	-1,279585	-48,29108	PA	Belem	AVENIDA FERNANDO GUILHON, 1320	Greenfield	Self-supporting	40
233	7144034	PABLM2139	-1,2544	-48,28391	PA	Belem	TRAV. LOMAS VALENTINAS, 40	Greenfield	Self-supporting	40
234	7144036	PABLM2140	-1,4413889	-48,4643056	PA	Belem	TRAVESSA CHACO, 2029	Greenfield	Self-supporting	40
235	7147345	PAPDA2397	-1,226821	-48,29312	PA	Santa Barbara Do Para	RODOVIA AUGUSTO MEIRA FILHO, S/N - CENTRO	Greenfield	Self-supporting	60
236	578993	PBMAN4510	-7,0978	-34,846469	PB	Cabedelo	AVENIDA FLAVIO RIBEIRO COUTINHO, Nº143, MANAIRA	Rooftop	Mast	4
237	579409	PBCBO4516	-7,123997	-34,825	PB	Joao Pessoa	RUA JOSE RAMALHO LEITE, 1233	Rooftop	Mast	5
238	579912	PBMAN4559	-7,10013	-34,83983	PB	Joao Pessoa	AVENIDA SAPE, 1800	Rooftop	Mast	12
239	7143884	PBCTO4571	-7,120231	-34,87445	PB	Joao Pessoa	AVENIDA BARROSO, 433	Rooftop	Mast	4
240	579505	PEBVG3036	-8,108136	-34,891775	PE	Recife	RUA JOSE ADERVAL CHAVES, 264	Rooftop	Mast	(4+4+4)
241	7140674	PEBVG3044	-8,1244444	-34,897222	PE	Recife	Boa Viagem Avenida Boa Viagem, 4000 Edf Vânia.	Rooftop	Mast	(6+6+6)
242	7140678	PEBVG3087	-8,127947	-34,906969	PE	Recife	RUA ANISIO RODRIGUES COELHO, 423	Rooftop	Mast	(4+4+4)
243	7140684	PEBVT3006	-8,060886	-34,883081	PE	Recife	RUA SETE DE SETEMBRO, 238	Rooftop	Mast	(2+2+2)
244	7140715	PEGRX3016	-8,051383	-34,902306	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	Mast	(2+2+3+2,5)
245	7140822	PESTA3002	-8,0659	-34,8818	PE	Recife	RUA MARQUES DE HERVAL,150 – SANTO ANTONIO – RECIFE – PE	Rooftop	Mast	(5+5+5)
246	7146731	PICZE1359	-6,793014	-42,2433	PI	Cajazeiras	Rua Projetada S/N	Greenfield	Self-supporting	85
247	7146757	PISSP1369	-7,012652	-41,38302	PI	Sussuapara	Rua Joaquim Pereira Leal 1048 / Centro	Greenfield	Self-supporting	40
248	532756	RJBGU0417	-22,874815	-43,466389	RJ	Rio De Janeiro	RUA CORONEL TAMARINO,1986	Greenfield	Pole	42
249	530725	RJPDE0297	-22,90638889	-43,31388889	RJ	Rio De Janeiro	Travessa Soares Pereira, 22	Greenfield	Self-supporting	30
250	530865	RJTQR0140	-22,9234763	-43,3681838	RJ	Rio De Janeiro	Rua Marquês De Jacarepaguá, Lote 4	Greenfield	Pole	30
251	7147333	SCJGS0311	-26,542275	-49,182278	SC	Jaragua Do Sul	Rua Gerhardt, s/n – Rio da Luz	Greenfield	Self-supporting	30
252	532784	SPWJG3820	-23,44926	-46,72859	SP	Sao Paulo	Rua Sebastiao Laranjeiras 252	Greenfield	Self-supporting	50
253	7142557	SPWLJ3865	-23,54242	-46,39481	SP	Sao Paulo	RUA GIBOUCUS 62	Greenfield	Self-supporting	50
254	7141273	SPWCO3714	-23,54972	-46,65992	SP	Sao Paulo	Avenida Angélica, 2000 – Consolação – São Paulo	Rooftop	Mast	(4+4+4+3)
255	7142780	SPWPN3974	-23,566777	-46,681769	SP	Sao Paulo	Rua Joaquim Antunes, 149 - Pinheiros – São Paulo	Rooftop	Mast	(4+4)
256	7142569	SPWVM4205	-23,58381	-46,64182	SP	Sao Paulo	Rua Conselheiro Rodrigues Alves, 391 – Vila Mariana	Rooftop	Mast	(4+3+3)
257	7142581	SPWLM3888	-23,49081	-46,68186	SP	Sao Paulo	Rua Antônio Ribeiro de Morais, 264 - Vila Carbone, São Paulo - SP	Rooftop	Mast	(4+4+4)
258	881812	BAMJO0786	-12,54906	-37,98879	BA	Mata De Sao Joao	Rodovia BA099	Rooftop	Mast	(5+5+5)
259	7142377	BAICM1146	-15,35298	-38,98698	BA	Ilha De Comandatuba	Rua de Comandatuba, s/n	Rooftop	Mast	(3,5+3,5+3,5+3,5)
260	7143934	PAAIU2211	-1,38777	-48,38159	PA	Ananindeua	Rua Coletora Leste, s/n	Greenfield	Self-supporting	50
261	7144002	PABLM2010	-1,39937	-48,47451	PA	Belem	RUA CUMBICA, N°03 (ESQ. AV. JULIO CEZAR)	Greenfield	Self-supporting	30
262	7147656	PAPGN2432	-2,978056	-47,363611	PA	Paragominas	Avenida Júlia Kubitschek, s/n Quadra 19 Lote 06	Greenfield	Self-supporting	60
263	580927	PEIPJ4151	-8,397003	-35,063306	PE	Ipojuca	Rua Frei Vicente Salvador, 203	Greenfield	Self-supporting	30
264	7140626	PBCBO4517	-7,144494	-34,813	PB	Joao Pessoa	Rua Mirtes Bichara Sobreira, 66	Rooftop	Mast	4
265	7140737	PEJBO3306	-8,176417	-34,917167	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 2600	Rooftop	Mast	(8+8+8+8+8+8)
266	7140799	PEPOX3225	-8,033194	-34,920806	PE	Recife	Estrada das Ubaias 634	Rooftop	Mast	(11+11+11)
267	7147089	PEESP3039	-8,04175	-34,8928	PE	Recife	RUA QUARENTA E OITO Nº434 - EDF. NICOLAU II	Rooftop	Mast	7
268	7147090	PEIDL3038	-8,0683611	-34,892722	PE	Recife	RUA CAP. JOSÉ DA LUZ,25	Rooftop	Mast	5
269	879926	PEOLD3424	-7,976169	-34,834581	PE	Olinda	Avenida José Augusto Moreira 2258 - Edf Cidade de Olinda	Rooftop	Mast	(2+2+2)
270	576778	RNPTL6005	-5,790003	-35,202139	RN	Natal	AVENIDA PRUDENTE DE MORAES, 757	Rooftop	Bracket	17
271	7140797	PEPNM3128	-8,036028	-34,913778	PE	Recife	Avenida 17 de Agosto 500	Rooftop	Mast	(12+12+12)
272	7141356	SPWCO3719	-23,5465	-46,6481	SP	Sao Paulo	Rua Amaral Gurgel, 518 – Consolação	Rooftop	Mast	(5+5+5)
273	7142470	SPWRE4004	-23,54646667	-46,63949444	SP	Sao Paulo	Rua Coronel Xavier de Toledo, 70 - República	Rooftop	Mast	(6+6+6)
274	7142471	SPWRE4005	-23,53869722	-46,63580833	SP	Sao Paulo	Av. Prestes Maia, 702	Rooftop	Mast	(4+4+4+4)
275	7142696	SPWIB3779	-23,582321	-46,675807	SP	Sao Paulo	Rua Jesuíno Arruda, 327 - Itaim Bibi	Rooftop	Mast	(3+4+4)
276	7142750	SPWIR3753	-23,5957	-46,60534	SP	Sao Paulo	Rua Costa Aguiar, 2446 - Ipiranga	Rooftop	Mast	(4+4+4)
277	7144623	SPWPZ3047	-23,537537	-46,676035	SP	Sao Paulo	Rua Campevas, nº 313/325 - Perdizes	Rooftop	Mast	(5+5+5)
278	7141055	SPGJA4743	-23,99758	-46,26031	SP	Guaruja	Rua Mário Ribeiro, 886	Rooftop	Mast	(3+3+3)
279	7141064	SPGJA5009	-24,00209167	-46,26845833	SP	Guaruja	Rua José Avelino de Oliveira, 260	Rooftop	Mast	(4+4+4)
280	7141856	SPPGE5277	-24,03057	-46,47799	SP	Praia Grande	Rua Afonso Chaves, 43	Rooftop	Mast	(3+3+3+3)
281	7142458	SPWJP3849	-23,55875278	-46,65911111	SP	Sao Paulo	Av. Paulista, 2006 – Bela Vista	Rooftop	Mast	(3+3)
282	7142463	SPWJP3854	-23,56957	-46,67254	SP	Sao Paulo	Avenida Brasil, S/N - Jardim América (Praça Nossa Senhora do Brasil)	Rooftop	Mast	(3+3+3)
283	7142769	SPWIR3760	-23,5946	-46,5872	SP	Sao Paulo	Rua Vemag 1, Vila Independência	Rooftop	Mast	(3+3+3)
284	7144475	SPWJP3068	-23,56922	-46,65798	SP	Sao Paulo	Rua Batatais, 558	Rooftop	Mast	(4+4+4)
285	7141723	SPPAA5239	-22,72492	-47,64866	SP	Piracicaba	Rua Praça da Catedral Dom Ernesto de Paula, 170 - Centro	Rooftop	Mast	(3+3+3+3)
286	533391	SPWCL3670	-23,62315	-46,75023	SP	Sao Paulo	Rua Caverá, 55 – Jardim Umarizal	Greenfield	Pole	40
287	532140	SPWAN3570	-23,4394	-46,7901	SP	Sao Paulo	AV. Felippo Sturba, S/N - Anhaguera	Greenfield	Self-supporting	50
288	7140974	SPCA54848	-22,90313	-47,05807	SP	Campinas	Rua General Osório, 1233 – Centro	Rooftop	Mast	(3+3+5+5+5)
289	7141035	SPCA54871	-22,90455	-47,05212	SP	Campinas	Rua Júlio de Mesquita, 36	Rooftop	Mast	(3,3+3,3+3,3)
290	7141038	SPCA54876	-22,94	-47,06226	SP	Campinas	Rua Vargem Grande do Sul, 506 - Esquina com Avenida Baden Powell	Rooftop	Mast	(8+8+8)
291	7141421	SPITA4429	-23,006	-46,84016	SP	Itatiba	Rua Quintino Bocaiúva, 343	Rooftop	Mast	(6+6+4+3)
292	7141986	SPSOC5568	-23,50116389	-47,45195278	SP	Sorocaba	Rua Capitão Nascimento Filho, 171	Rooftop	Mast	(4+4+4+4)
293	7142644	SPWMC3921	-23,54983267	-46,6034218	SP	Sao Paulo	Rua João Caetano, 379	Greenfield	Pole	30
294	644859	SCBCU0005	-26,98771144	-48,63645491	SC	Balneario Camboriu	Av. Alvin Bauer, 379	Rooftop	Mast	(1,5+1,5+1,5)
295	660242	PRCTA0054	-25,59061389	-49,27764722	PR	Curitiba	Rua Prof. Lycio G. de C.Velozo, 191	Rooftop	Mast	(2+2+2)
296	651280	PRCTA0151	-25,4303056	-49,27025	PR	Curitiba	Rua XV de Novembro, 360	Rooftop	Mast	4
297	879549	RSCSL0061	-29,16858	-51,18822	RS	Caxias Do Sul	Rua Sinimbu, 2682	Rooftop	Mast	(3,70+3,70)
298	650165	PRLDA0214	-23,31271389	-51,1759	PR	Londrina	Rua Sem. Souza Naves, 45	Rooftop	Mast	4
299	649224	PRCTA0126	-25,4263889	-49,2561111	PR	Curitiba	Rua Sete de Abril, 571	Rooftop	Mast	5
300	658738	PRCTA0142	-25,4197222	-49,2663889	PR	Curitiba	Av. João Gualberto, 623	Rooftop	Mast	(3+3+3+3)
301	659790	PRCTA0057	-25,44751944	-49,29173333	PR	Curitiba	Largo Alfredo Parodi, 1441	Rooftop	Mast	(2+2+2)
302	660390	PRCTA0123	-25,434067	-49,282341	PR	Curitiba	Alameda Dr. Carlos de Carvalho, 771 - Centro	Rooftop	Mast	3
303	7144833	RSCSL0052	-29,168377	-51,203406	RS	Caxias Do Sul	Av. Júlio de Castilhos, 4054	Rooftop	Mast	6
304	7147523	PRPGO0467	-25,07564622	-50,176363	PR	Ponta Grossa	Rua Varnhagem, 366	Rooftop	Mast	(6+6+6)
305	879216	PRCTA0103	-25,4291667	-49,2633332	PR	Curitiba	Rua Marechal Deodoro, 950	Rooftop	Mast	(3+3)
306	879542	RSCSL0054	-29,154564	-51,171622	RS	Caxias Do Sul	Rua Gen. Arcy da Rocha Nobrega, 504- Jardim América	Rooftop	Mast	6
307	532116	SPWCN3674	-23,50513	-46,50943	SP	Sao Paulo	R. Maria Angélica Franci, - Vila Franci	Greenfield	Self-supporting	40,35
308	533252	SPWIP3017	-23,49238	-46,3926	SP	Sao Paulo	R. Manuel Martins de Melo, S/N- Vila Itaim	Greenfield	Self-supporting	50
309	533269	SPWIP3018	-23,50641	-46,385	SP	Sao Paulo	Avenida Tomé Dias Laço, S/N – Itaim Paulista	Greenfield	Self-supporting	60
310	650163	PRLDA0219	-23,31101024	-51,17869713	PR	Londrina	R. Astorga, 80- Hedy	Rooftop	Mast	(3+3)
311	660363	PRASS3015	-23,3735	-50,843	PR	Assai	Rua Manoel Ribas, 950	Greenfield	Self-supporting	30
312	531042	SPWJH3830	-23,48289	-46,41926	SP	Sao Paulo	Rua Tetixinira, 146 – Jardim Helena	Greenfield	Self-supporting	46
313	533328	SPGRS3000	-23,47245	-46,3944	SP	Guarulhos	Rua Candelária, S/N - Jardim Jacy	Greenfield	Self-supporting	40
314	7144621	SPWMR2678	-23,60001	-46,71906	SP	Sao Paulo	Rua Jules Rimet, estádioCícero P. de Toledo, portão04, Morumbi	Rooftop	Mast	32
315	880077	RSPAE0856	-30,118054	-51,253761	RS	Porto Alegre	Av. Wenceslau Escobar, 3407	Rooftop	Mast	6
316	7146853	RSPAE0013	-30,065389	-51,186222	RS	Porto Alegre	Rua Coronel Aparício Borges, S/N - Glória	Rooftop	Mast	(6+6)
317	532881	RJCPB2225	-22,96206	-43,174784	RJ	Rio De Janeiro	Av. Princesa Isabel, nº 320	Rooftop	Mast	(5+2+3)
318	532560	RJSCT0038	-22,899465	-43,200305	RJ	Rio De Janeiro	Rua Cardoso Marinho, 18	Rooftop	Mast	6
319	531670	RJVPN0027	-22,841119	-43,312	RJ	Rio De Janeiro	Rua Engº Lafaiete Stockler 961, Vila da Penha	Rooftop	Mast	(6+6)
320	656155	GOIUB0360	-18,418944	-49,216222	GO	Itumbiara	Setor Central - Praça da República. CEP. 75503-900	Greenfield	Self-supporting	9
321	648465	MGSLZ2004	-19,85048	-43,96363	MG	Belo Horizonte	Avenida Antônio Carlos, 8100 - Pampulha Mall	Rooftop	Mast	6
322	648473	MGBEL2018	-19,968181	-43,93449	MG	Belo Horizonte	Rua Afonso Costa Reis, 65	Rooftop	Mast	(6+4)
323	647482	MGCTO4130	-19,923924	-43,938501	MG	Belo Horizonte	Rua Espirito Santo - 1059	Rooftop	Mast	6
324	648284	MGCTO4308	-19,91892	-43,93906	MG	Belo Horizonte	RUA CARIJOS, 424 - SALA 08 (PRAÇA SETE DE SETEMBRO)	Rooftop	Mast	(2,5+2,5+2,5+2,5+2,5+2,5)
325	7148868	MGDVL3098	-20,1419	-44,8893	MG	Divinopolis	Rua Rio de Janeiro, 434	Rooftop	Mast	(6+6)
326	7150749	3GRJCTO3347	-22,898906	-43,180778	RJ	Rio De Janeiro	RUA BENEDITINOS, 23	Rooftop	Mast	6
327	531226	NULL	-22,7575837	-43,4465363	RJ	Nova Iguacu	AVENIDA NILO PEÇANHA,450	Rooftop	Mast	4
328	531259	RJRCP0091	-22,930766	-43,208619	RJ	Rio De Janeiro	AVENIDA PAULO DE FRONTIN, 739	Rooftop	Mast	6
329	531612	RJBTI0728	-22,997497	-43,358574	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 4666, CEP:22631903	Rooftop	Mast	9
330	532663	RJJBT0343	-22,968802	-43,234633	RJ	Rio De Janeiro	Rua Pacheco Leão, 1235 - Fundos - Jardim Botânico, Rio de Janeiro - RJ, 22460-905	Rooftop	Mast	10
331	7147639	GOGNA0425	-16,6598889	-49,2595833	GO	Goiania	ARAGUAIA SHOPPING - RUA 44	Rooftop	Mast	13,5
332	532340	RJBTI0466	-22,987643	-43,358213	RJ	Rio De Janeiro	RUA BAHUINEAS DA PENISULA, 200	Rooftop	Mast	(7+7)
333	533025	RJCBF1002	-22,816308	-41,980516	RJ	Cabo Frio	ESTRADA DE CABO FRIO E BUZIOS, S/N	Greenfield	Self-supporting	60
334	7146525	RJBTI2675	-23,001226	-43,38578	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 7777	Rooftop	Self-supporting	21
335	7149019	RJMGB0066	-22,950579	-44,073359	RJ	Mangaratiba	RODOVIA RIO SANTOS, 0	Rooftop	Mast	12
336	7144398	DFROD0119	-16,944194	-47,315306	GO	Cristalina	Rodovia Br 040, Brasília-Belo Horizonte, Km: 35 - N S/N	Greenfield	Self-supporting	60
337	530898	RJMGE0314	-22,595189	-43,187617	RJ	Mage	RUA RAFAEL COZOLINO, QUADRA L, LOTE 3.	Greenfield	Self-supporting	40
338	531614	RJBTI0412	-22,99681	-43,3462	RJ	Rio De Janeiro	Av. Das Américas, 3434 - Bloco 5. Condomínio Mário Henrique Simonsen	Rooftop	Mast	5
339	531770	RJCTO0960	-22,90602	-43,177014	RJ	Rio De Janeiro	Rua Sao Jose, 90	Rooftop	Mast	(6+6+6)
340	662599	GOGNA0393	-16,698553	-49,259136	GO	Goiania	AV. 136, QUADRA 239, LOTE 9/10.	Rooftop	Mast	10
341	663318	GOACG0278	-16,736694	-49,260222	GO	Aparecida De Goiania	RUA CAPIBARIBE Q 22, 0	Rooftop	Pole	6
342	7144949	GOGNA0492	-16,6756999	-49,2660699	GO	Goiania	RUA 04 ESQ. C RUA 02-A, QD.5A, LT.01, Nº1.502, SETOR CENTRAL	Rooftop	Mast	4
343	531356	RJRAM0054	-22,86132	-43,280486	RJ	Rio De Janeiro	PROXIMO AO MERCADINHO FRANKFULL	Rooftop	Mast	2
344	7143247	RJBTI0411	-22,998897	-43,34343	RJ	Rio De Janeiro	Av. das Américas, 3120	Rooftop	Mast	6
345	7143674	RJIRJ0023	-22,825248	-43,325317	RJ	Rio De Janeiro	Rua Hannibal Porto, 450	Rooftop	Mast	6
346	879574	RJCTO0218	-22,908718	-43,184914	RJ	Rio De Janeiro	AVENIDA GOMES FREIRE, 196	Rooftop	Mast	6
347	530789	RJDQX2829	-22,784744	-43,307403	RJ	Duque De Caxias	RUA PORTO ALEGRE, 515	Rooftop	Mast	(5+5)
348	531862	RJBTI0403	-22,987281	-43,366802	RJ	Rio De Janeiro	Rua L, 4 - Barra da Tijuca, Rio de Janeiro - RJ (ATRAS DA CHURRASCARIA RIO BRASA)	Greenfield	Pole	30
349	532459	RJSQR0550	-22,8938	-42,4685	RJ	Saquarema	Rua Segisfredo Bravo, 9	Greenfield	Pole	40
350	532704	RJMRC0522	-22,914911	-42,9326	RJ	Itaborai	RUA GILMAR DOS SANTOS DUARTE , S/N - QU14 LT12	Greenfield	Pole	30
351	647499	MGSTO4302	-19,94494	-43,94331	MG	Belo Horizonte	Rua Carangola, 670 com Rua Cristina	Rooftop	Mast	20
352	648287	MGEPL4323	-19,902233	-43,906677	MG	Belo Horizonte	RUA BEGONIA, 72	Greenfield	Pole	30
353	7142957	MGFUN4153	-19,92711	-43,9262	MG	Belo Horizonte	Av. Brasil , 709	Rooftop	Mast	6
354	521576	PAMBA2346	-5,2052	-49,613	PA	Maraba	FOLHA 32, QD. 13, LOTE 8, S/N – NOVA MARABÁ	Greenfield	Self-supporting	60
355	7141440	SPWBS5671	-23,54322	-46,61921	SP	Sao Paulo	RUA DO GASOMETRO, 741, CEP: 3004 - 000	Rooftop	Mast	(4+4+4)
356	7141443	SPWBU3625	-23,57189	-46,70561	SP	Sao Paulo	RUA ARMANDO FAIRBANKS, 310	Rooftop	Mast	(4+4+4)
357	521825	PAMBA2311	-5,34899	-49,13479	PA	Maraba	RUA CINCO DE ABRIL, 3410	Greenfield	Self-supporting	40
358	662011	ESVVA3045	-20,334249	-40,29406	ES	Vila Velha	RUA ALISON SIMOES, 306	Greenfield	Self-supporting	3
359	648835	MGJFA5046	-21,76003	-43,34818	MG	Juiz De Fora	RUA MARECHAL DEODORO, 444	Rooftop	Mast	(3+4)
360	647608	MGURA5544	-19,74954	-47,93671	MG	Uberaba	Praça Rui Barbosa, 300 , (ELVIRA SHOPPING)	Rooftop	Mast	(6+6+6)
361	651384	MGBSM6267	-17,01712	-46,09017	MG	Brasilandia De Minas	FAZENDA GLEBA DA BARRA, S/N	Rooftop	Mast	2,3
362	647757	MGJFA5116	-21,766537	-43,347744	MG	Juiz De Fora	AVENIDA BARÃO DO RIO BRANCO	Rooftop	Mast	(2+6)
363	659049	MGCRY6387	-17,187222	-41,696389	MG	Carai	RUA JOSE VICENTE COIMBRA, 260	Greenfield	Pole	42
364	656975	GOVPI5274	-16,056833	-47,983083	GO	Valparaiso De Goias	QUADRA 5, 0, CEP:72871005	Rooftop	Mast	6
365	658852	MGRPN5688	-19,07736	-46,20436	MG	Rio Paranaiba	RODOVIA BR 354, 0	Greenfield	Self-supporting	50
366	7149948	RJLEB0130	-22,982028	-43,224083	RJ	Rio De Janeiro	Rua Dias Ferreira, Nº 658	Rooftop	Mast	3
367	658278	DFBSA0225	-15,76248	-47,93435	DF	Brasilia	Saan Quadra 3 Lote 870 - N S/N	Rooftop	Guyed	10
368	7146590	DFBSA0034	-15,790533	-47,875706	DF	Brasilia	SET SAUN QD 3 BL A , 0 SET AUTARQUIAS NORTE. PLANO PILOTO	Rooftop	Mast	4
369	647506	MGBEL4055	-19,8894444	-43,9680556	MG	Belo Horizonte	Rodovia Br-356 , 3049 - Bh Shopping	Rooftop	Mast	3
370	661823	MGFLO4125	-19,89663	-43,93488	MG	Belo Horizonte	Rua Jacui, 1882	Rooftop	Mast	6
371	530741	RJBER0244	-22,75329	-43,403386	RJ	Belford Roxo	AVENIDA RETIRO DA IMPRENSA, 595	Rooftop	Mast	(6+6+6+6+6+6+6+6+6+6+6+6+6)
372	659486	MGIRO4867	-20,21091667	-43,72011111	MG	Itabirito	ESTRADA PRINCIPAL, S/N	Greenfield	Self-supporting	40
373	532987	RJPRT0526	-22,94684	-43,05836	RJ	Niteroi	Rua Átila Nunes, Nº 14	Greenfield	Self-supporting	30
374	7145458	SCSOO0503	-27,559494	-48,619475	SC	Sao Jose	RUA AMBRÓSIO DA SILVA, 223	Greenfield	Self-supporting	18
375	7142436	SPWJP3841	-23,5811	-46,6704	SP	Sao Paulo	Avenida São Gabriel, 236 – Jardim Paulista	Rooftop	Mast	(3+3+3+3+4)
376	7142460	SPWJP3851	-23,57346	-46,6606612	SP	Sao Paulo	Alameda Campinas, 1600	Rooftop	Mast	(3+3+3+3+6)
377	7142591	SPWSC4038	-23,53759167	-46,65806111	SP	Sao Paulo	Rua Albuquerque Lins, 92	Rooftop	Mast	(4+4+4)
378	7142694	SPWIB3777	-25,06333333	-46,687264	SP	Sao Paulo	Rua Jacurici, 184 – Itaim Bibi	Rooftop	Mast	(4+4+4)
379	7141657	SPRPO5315	-21,1827	-47,8119	SP	Ribeirao Preto	Rua Ana Costa, 555	Rooftop	Mast	(5+5+5+5+5)
380	7141835	SPPGE5273	-24,01348	-46,42288	SP	Praia Grande	Rua São Salvador, 50 - Guilhermina	Rooftop	Mast	(4+4+4)
381	7141875	SPSTS5391	-23,96798	-46,35262	SP	Santos	Av. Presidente Wilson, 90 - José Menino	Rooftop	Mast	(4+4+4+4+4+4+4+2)
382	7141907	SPSTS5398	-23,93713	-46,32359	SP	Santos	Praça Dom Idilio José Soares, 42 - Centro	Rooftop	Mast	(3+3+3+2,3+2,3)
383	7142762	SPWST4072	-23,632337	-46,703938	SP	Sao Paulo	Rua Rodrigues Pais, 193	Rooftop	Mast	(5+5+5+5)
384	7142808	SPWPN3985	-23,55236111	-46,68951944	SP	Sao Paulo	Rua Diana, 740	Rooftop	Mast	(4+4+4)
385	7141034	SPCA54870	-22,90766	-47,06089	SP	Campinas	Rua José de Alencar, 675 - Centro	Rooftop	Mast	(3+3+3+5+5)
386	7142493	SPWJQ3808	-23,65476	-46,63874	SP	Sao Paulo	Rua Porcelana, 193 – Vila do Encontro – São Paulo	Rooftop	Mast	(4+4+4)
387	649446	PRCAK0048	-25,67638889	-49,54305556	PR	Contenda	EST. COL. JD. ANA M. CORDEIRO, S/N - ND	Greenfield	Self-supporting	76
388	7147710	PEMAD3054	-8,05444	-34,90888	PE	Recife	Rua Real da Torre, 292 - Madalena, Recife - PE	Rooftop	Mast	(5+5+5)
389	7142670	SPWIB3769	-23,5884	-46,6881	SP	Sao Paulo	AVENIDA HORÁCIO LAFER, 702	Rooftop	Mast	(3+3+2)
390	7142586	SPWLP3869	-23,52361	-46,70666	SP	Sao Paulo	Rua Albion, 229 - Lapa, São Paulo - SP	Rooftop	Mast	(3+3+3+3)
391	7141472	SPWBV3588	-23,56081	-46,65187	SP	Sao Paulo	ALAMEDA RIO CLARO, BELA VISTA - 157 SÃO -SP	Rooftop	Mast	(4+4+4)
392	532891	SPWPS3970	-23,40168	-46,74115	SP	Sao Paulo	R. Antônio José Anacleto, S/N, Vila Fanton	Greenfield	Pole	40
393	533337	SPWMM3098	-23,603793	-46,664739	SP	Sao Paulo	Av. Jacutinga, 632 - Indianópolis	Rooftop	Mast	(5,40+5,40+5,40)
394	881185	MASLS1520	-2,528322222	-44,31669722	MA	Sao Luis	Rua do Egito, 283 - Centro	Rooftop	Mast	5
395	7140750	PEMAD3011	-8,05806	-34,90475	PE	Recife	Rua Demócrito de Souza Filho 71 - EDF SOLAR DO SICUPEMA	Rooftop	Mast	(3+3+3)

Geolocation		Address			Structure		
#	Keycode	Site ID	Latitude (decimal)	Longitude (decimal)	State	Municipality	Address	Type of Site	Type of Structure	Height
396	7143839	PAICO2240	-1,34999	-48,45756	PA	Belem	ESTRADA DO TAPANÃ, S/N, KM 1 LT225 – TAPANÃ	Greenfield	Self-supporting	40
397	7141446	SPWBU3628	-23,57168	-46,71277	SP	Sao Paulo	AVENIDA CAXINGUI, 175	Rooftop	Mast	(4+4+4)
398	7141854	SPPGE5275	-24,01983	-46,44942	SP	Sao Paulo	RUA BALNEARIO CAMBURIU, 100	Rooftop	Mast	(6+3+3)
399	7142462	SPWJP3853	-23,56107	-46,66273	SP	Sao Paulo	AL ITU,1067 VILA CARAGUATA CONDOMÍNIO EDIFÍCIO JOSÉ HACHEM	Rooftop	Mast	(4+4+4+3)
400	7142720	SPWIB3784	-23,60386	-46,69205	SP	Sao Paulo	Av. Engenheiro Carlos Berrini, 801	Rooftop	Mast	(4+4+4)
401	7144064	CEFLA0230	-3,746619	-38,469693	CE	Fortaleza	RUA VILEBALDO AGUIAR, ED. JARANA 2200	Rooftop	Mast	(4+5+5)
402	7143964	PAAIU2221	-1,34001	-48,35395	PA	Belem	RUA DISTRITO INDUSTRIAL DE ANANINDEUA, S/N	Greenfield	Self-supporting	60
403	7140821	PESTA3001	-8,06436	-34,876722	PE	Recife	RUA IMP D PEDRO II , 325	Rooftop	Mast	5
404	7140823	PESTA3022	-8,06311	-34,879278	PE	Recife	Avenida Guararapes 154	Rooftop	Mast	4
405	7149558	PEAFO3382	-8,510037	-41,010361	PE	Afranio	RUA JOSE VICENTE DE ARAUJO, 0	Greenfield	Self-supporting	40
406	7142435	SPWJP3840	-23,56307	-46,6535	SP	Sao Paulo	AVENIDA PAULISTA, EDIFÍCIO ASAHI,1274	Rooftop	Mast	(6+6+6)
407	580400	PIGMN1360	-7,362638889	-41,36263889	PI	Geminiano	AV BRASIL, Nº 230	Greenfield	Self-supporting	50
408	520993	PABLM2134	-1,45478	-48,49011	PA	Belem	AV. DR MORAES 121 NAZARÉ	Rooftop	Mast	(4+4+3)
409	7140675	PEBVG3058	-8,143272	-34,90816	PE	Recife	Rua Major Armando de Souza Melo, 430 - Edf Jacunã	Rooftop	Mast	(7+7+7)
410	576455	RNPWM5701	-5,978611111	-35,11871667	RN	Parnamirim	RUA CENTRAL, 0, COHABINAL	Greenfield	Self-supporting	48
411	579709	PBSCX4944	-7,23285	-36,31536	PB	Sao Joao Do Cariri	RUA JOSÉ LEAL, 61 - CENTRO – SÃO JOÃO DO CARIRI	Greenfield	Self-supporting	40
412	532477	SPWSN4046	-23,49427	-46,63414	SP	Sao Paulo	RUA, FRANCISCO RAMOS N; 28 SANTANA	Greenfield	Self-supporting	40
413	579500	CEFLA0187	-3,71269	-38,47431	CE	Fortaleza	Av. Vicente de Castro, 6043	Rooftop	Mast	(3+5)
414	7142627	SPWSE4118	-23,539455	-46,627768	SP	Sao Paulo	AV DO ESTADO, Nº 2854, CENTRO	Rooftop	Mast	(4+4+4)
415	530792	RJTNQ2900	-22,9247	-43,3612	RJ	Rio De Janeiro	AVENIDA GEREMARIO DANTAS, 402	Rooftop	Mast	21
416	533079	RJDEO0280	-22,85537	-43,38575	RJ	Rio De Janeiro	RUA MANACA, 0	Greenfield	Pole	40
417	661510	BABRM1286	-14,23836	-41,73063	BA	Brumado	Rod. BR 30	Greenfield	Self-supporting	50
418	7141236	SPOCO4514	-23,5277	-46,78	SP	Osasco	Rua Dr. Mariano Jatahy Marcondes Ferraz, 215 - Centro	Rooftop	Pole	10
419	7141686	SPRPO5325	-21,18116	-47,80506	SP	Ribeirao Preto	Rua Sete de Setembro,590	Rooftop	Mast	(1,3+1,3)
420	531146	RJMRC0521	-22,9571	-42,7824	RJ	Rio De Janeiro	RUA 42 QUADRA 58 LOTE 28 PRAIA DAS LAGOAS	Greenfield	Self-supporting	12,5
421	881873	PRCTA0469	-25,43555	-49,25166	PR	Curitiba	Av. Afonso Camargo, 849 – Cristo Rei – Curitiba - PR	Rooftop	Mast	(3+3+3)
422	656355	RSLHC0768	-29,4925	-51,5325	RS	Salvador Do Sul	LINHA COMPRIDA – CENTRO – SALVADOR DO SUL	Greenfield	Self-supporting	40
423	7141331	SPWIB3761	-23,6103	-46,6884	SP	Sao Paulo	R. GUARAIUVA, 599	Rooftop	Mast	(4+4+4)
424	7147893	PEAJP3079	-8,02555	-34,91222	PE	Recife	Rua Oscár Pinto, 293 - Casa Amarela, Recife - PE	Rooftop	Mast	(3+3)
425	7142657	SPWSL4085	-23,58077	-46,53823	SP	Sao Paulo	Avenida Sapopemba, 5435 – Sapopemba – São Paulo	Rooftop	Mast	(8+8)
426	7142711	SPWSN4059	-23,49944	-46,64833	SP	Sao Paulo	Rua Valdemar Martins, 116	Rooftop	Mast	(4+4+4)
427	576000	RNMLU6004	-5,7905	-35,19144444	RN	Natal	Rua Florestal 27	Greenfield	Pole	30
428	7144038	PABLM2142	-1,44583	-48,49462	PA	Belem	Av. General Magalhães, S/N, Reduto	Greenfield	Self-supporting	6
429	522045	APSQA2524	-3,18472	-51,991389	AP	Santana	AV. FRANCISCO DE MELO PARENTE, 147, REMEDIOS II	Greenfield	Self-supporting	40
430	7142501	SPWRE4015	-23,55342	-46,64087	SP	Sao Paulo	RUA AMARO, 418,	Rooftop	Mast	(4+4+4+3+3)
431	3121443	MASLS1562	-2,5009613	-44,27695633	MA	Sao Luis	AV. EUCLÍDES FIGUEIREDO, S/N	Greenfield	Pole	11
432	7141477	SPWBV3594	-23,55916	-46,65517	SP	Sao Paulo	RUA PEIXOTO GOMIDE, 581	Rooftop	Mast	(3+3+3+3)
433	7141534	SPWCB3644	-23,62477	-46,66218	SP	Sao Paulo	Rua Baronesa da Bela Vista, 801 (Hotel Ibis) - Vila Congonhas	Rooftop	Mast	(3+3+3)
434	7142472	SPWRE4006	-23,54351	-46,6457	SP	Sao Paulo	RUA BENTO FREITAS 186	Rooftop	Mast	(5+5+6)
435	7146796	SPWLB0177	-23,57214	-46,63902	SP	Sao Paulo	RUA APENINOS, 539 – ACLIMACÃO	Rooftop	Mast	(5+5+5)
436	520570	AMMNS3146	-3,0806667	-60,0513611	AM	Manaus	Av. J, s/n - Rua Sete de Abril (Pró-menor Dom Bosco)	Greenfield	Self-supporting	50
437	530842	RJSGO0514	-22,817135	-43,032304	RJ	Sao Goncalo	AVENIDA SÃO MIGUEL, 44	Rooftop	Mast	(1,80+7,00)
438	531201	RJBRB0025	-22,8650382	-43,3549325	RJ	Rio De Janeiro	Rua Henrique Ferreira, 101 – Bento Ribeiro	Rooftop	Mast	(7,5+7,5+3+3+3+2+1,20)
439	531298	RJGAL0141	-22,810278	-43,247778	RJ	Rio De Janeiro	AVENIDA VINTE DE JANEIRO, S/Nº - ILHA DO GOVERNADOR – RIO DE JANEIRO	Greenfield	Self-supporting	30
440	531351	RJCOL0026	-22,836081	-43,330123	RJ	Rio De Janeiro	Rua Guaiamu - Colégio, Rio de Janeiro - RJ	Rooftop	Mast	(4+6+6+2+2+2+2+2+2+2)
441	531606	RJPII1832	-22,690624	-43,874674	RJ	Pirai	ROD. PRESIDENTE DUTRA, S/Nº - KM 232 - SENTIDO RJ	Greenfield	Self-supporting	28,5
442	531829	RJTRS0843	-22,115275	-43,21056111	RJ	Tres Rios	RUA BARÃO DO RIO BRANCO, 284	Rooftop	Bracket	16,2
443	531846	RJPTG0164	-22,8004	-43,2015	RJ	Rio De Janeiro	AV. MAESTRO PAULO E SILVA	Rooftop	Mast	(9+5+6)
444	531869	RJMGB2207	-23,007368	-44,032418	RJ	Mangaratiba	ILHA GUAÍBA - MANGARATIBA	Greenfield	Self-supporting	35
445	532389	SPGRS0436	-23,470936	-46,525313	SP	Guarulhos	Rua Caraguatatuba, 57	Rooftop	Mast	(3+3+3+3)
446	532629	SPWCS3725	-23,629	-46,6181	SP	Sao Paulo	RUA KITIZU UTIYAMA, 314, CURSINO	Greenfield	Self-supporting	40
447	532783	SPWJE3824	-23,54191	-46,74262	SP	Sao Paulo	Rua Marselha, 94, Jaguaré	Greenfield	Self-supporting	40
448	533109	RJJSL0059	-22,88662	-43,392103	RJ	Rio De Janeiro	Rua Alberico Diniz, 1632 - Vila Militar Jardim Sulacap – Rio de Janeiro	Greenfield	Self-supporting	30
449	533454	SPWVC3023	-23,51975	-46,41814	SP	Sao Paulo	AV. FLAMINGO, 1361 – VILA NOVA CURUCÁ	Greenfield	Self-supporting	40
450	575598	RNPOC5750	-5,6198333	-35,657472	RN	Poco Branco	AVENIDA MANOEL RODRIGUES, 555	Greenfield	Pole	25
451	576910	RNSKA5755	-6,7705556	-36,7333333	RN	Santa Do Serido	AV. ZEZÉ APRÍGIO, 27	Greenfield	Self-supporting	40
452	576941	RNJUC5737	-6,27025	-35,32803	RN	Jundia	GRUPO JUNDIA, 0	Greenfield	Self-supporting	40
453	577340	PEDIM3236	-8,020886	-34,953303	PE	Recife	Rua Manoel de Medeiros	Greenfield	Self-supporting	30
454	577579	MASMH1979	-4,041244	-44,470092	MA	Sao Mateus Do Maranhao	RUA BENU LAGO	Greenfield	Self-supporting	42
455	578144	PBAHA4901	-6,951608	-35,54775	PB	Alagoinha	RUA BELARMINO COSTA,S/N	Greenfield	Self-supporting	50
456	647604	MGMRN4603	-20,38588889	-43,41969444	MG	Mariana	RUA JOSE MESQUITA, 167	Greenfield	Pole	30
457	650254	PRMGA0497	-23,42333333	-51,94472222	PR	Maringa	Rua Néo Alves Martins, 3176 – Zona 3	Rooftop	Mast	4
458	650327	PRMGA0513	-23,4338889	-51,9483333	PR	Maringa	Rua Humaitá, 714 – Kennedy - Maringá	Rooftop	Mast	5
459	655219	MGURN4265	-20,3655	-42,7166	MG	Urucania	RODOVIA MG 265, KM 120	Greenfield	Self-supporting	20
460	657504	SCSOO0443	-27,59111	-48,60972	SC	Sao Jose	RUA JOAO SATURNINO OURIQUES, 619	Rooftop	Mast	4
461	658581	PRADP1337	-24,65008611	-48,983425	PR	Adrianopolis	RUA ALCIDES BATISTA DIAS, 265	Greenfield	Guyed	40
462	660106	PRAUN0434	-23,9341667	-52,4961111	PR	Araruna	RUA ROCHA POMBO, 605 – JUVEVÊ – CURITIBA	Greenfield	Self-supporting	100
463	660435	PRFOZ0428	-25,544	-54,57	PR	Foz Do Iguacu	AVENIDA FELIPE WANDSCHEER, 1276	Rooftop	Mast	4
464	7140689	PEBVT3032	-8,06075	-34,884442	PE	Recife	AVENIDA CONDE DA BOA VISTA, 331 - CENTRO	Greenfield	Self-supporting	44
465	7140813	RNBRV6009	-5,801359	-35,210722	RN	Natal	Rua Noel Rosa 856. - Barro Vermelho	Rooftop	Mast	2,7
466	7140855	RNLNA6017	-5,809052	-35,2015	RN	Natal	Rua N. Sra. de Lourdes 1376 - Ed. Manhatam	Greenfield	Self-supporting	32
467	7140970	SPCAS4840	-22,89805	-47,0518	SP	Campinas	RUA BARRETO LEME, 2101	Rooftop	Mast	(3+3)
468	7140991	SPCAS4857	-22,91116	-47,06472	SP	Campinas	Rua Doutor Sales de Oliveira, 463 - Vila Industrial - Campinas - SP	Rooftop	Mast	(6+6+6+6)
469	7140994	SPCAS4882	-22,90805	-47,05666	SP	Campinas	Rua Doutor Quirino, 757 - Centro, Campinas - SP	Rooftop	Mast	(3+3+3+3)
470	7141173	SPWCL3663	-23,646764	-46,772889	SP	Sao Paulo	Rua Odemis, 520	Rooftop	Mast	(6+6+6+3)
471	7141351	SPWBF3579	-23,53233	-46,6631	SP	Sao Paulo	Largo Péricles, 0, Barra Funda	Rooftop	Mast	3+3+3
472	7141372	SPSBO4601	-23,69277778	-46,55111111	SP	Sao Bernardo Do Campo	PCA SAMUEL SABATINI, 200 – CENTRO – SÃO BERNARDO CAMPO	Rooftop	Bracket	15,2
473	7141376	SPSBO4608	-23,7098911	-46,5565913	SP	Sao Bernardo Do Campo	Rua Braga, 266 - Vila Lusitania, São Bernardo do Campo - SP	Rooftop	Mast	(3+3+3+3+3)
474	7141402	SPSBO4613	-23,7229	-46,56934	SP	Sao Bernardo Do Campo	AVENIDA JOÃO FIRMINO, 1229 – ASSUNCÃO – SÃO BERNARDO DO CAMPO - SP	Rooftop	Mast	3
475	7141465	SPSCN4634	-23,6197	-46,5636	SP	Sao Caetano Do Sul	Rua Rafael Correia Sampaio, 977 – Santa Paula – S.C.S	Rooftop	Mast	5
476	7141471	SPWBV3587	-23,56664	-46,64474	SP	Sao Paulo	Rua Treze de Maio, 1566 – Bela Vista – São Paulo	Rooftop	Mast	5
477	7141817	SPSTS5375	-23,98316	-46,29774	SP	Santos	Rua Maria Máximo, 672 – Santos– São Paulo	Rooftop	Mast	(3+3+3)
478	7141845	SPSTS5383	-23,960502	-46,332308	SP	Santos	Av. Dona Ana Costa, 376 - Gonzaga – Santos	Rooftop	Mast	(4+4)
479	7141878	SPSTS5395	-23,94431	-46,32687	SP	Santos	RUA JULIO DE MESQUITA, 158 – VILA MATIAS- SANTOS– SP	Rooftop	Mast	(6+6+6+4+4)
480	7141939	SPSTS5409	-23,9607	-46,31687	SP	Santos	PRAÇA PALMARES, 8	Rooftop	Mast	(3+3+3+4)
481	7142402	SPWTA4137	-23,55196	-46,56205	SP	Sao Paulo	Rua Apucarana, 1563 -Tatuapé - São Paulo	Rooftop	Mast	(6+4+4)
482	7142415	SPWJP3834	-23,572762	-46,657295	SP	Sao Paulo	Alameda Joaquim Eugênio de Melo, 1452 – Jd. Paulista – São Paulo	Rooftop	Mast	(3+3+3+3)
483	7142438	SPWJP3844	-23,56256	-46,65928	SP	Sao Paulo	Alameda Jaú, 1167 – Jardim Paulista - SP	Rooftop	Mast	(6+5+5)
484	7142442	SPWJP3848	-23,5772	-46,6705	SP	Sao Paulo	Rua Maestro Elias Lobo, 1040 – Jardim Paulista – São Paulo	Rooftop	Mast	(4+4)
485	7142445	SPWPZ3959	-23,534548	-46,66823	SP	Sao Paulo	Rua Monte Alegre, 470 – Perdizes – São Paulo	Rooftop	Mast	(4+4+4+4)
486	7142475	SPWRE4009	-23,54046	-46,64457	SP	Sao Paulo	Lago do Arouche, 96 – República - SP	Rooftop	Mast	(4+4+4)
487	7142596	SPWSC4043	-23,5393	-46,6605	SP	Sao Paulo	Rua Dr Gabriel Dos Santos, 759 – Santa Cecilia	Rooftop	Mast	(3+3+3+3)
488	7142602	SPWVM4217	-23,5695	-46,6514	SP	Sao Paulo	RUA MANUEL DA NÓBREGA, 181	Rooftop	Mast	(6+6+6)
489	7142651	SPWMM3905	-23,59882	-46,66286	SP	Sao Paulo	Rua Gaivota, 22 – Moema	Rooftop	Mast	(4+4+4)
490	7142675	SPWMM3910	-23,60222	-46,66611	SP	Sao Paulo	Rua Gaivota, 665 – Indianópolis – São Paulo	Rooftop	Mast	(4+4+4)
491	7142690	SPWIB3773	-23,61722	-46,69805	SP	Sao Paulo	Av.Jurubatuba, 246 – Morumbi	Rooftop	Mast	(3+6+4)
492	7142816	SPWTA4133	-23,54451	-46,55553	SP	Sao Paulo	RUA EMILIO MALLET, 1893, VILA GOMES CARDIM	Rooftop	Mast	(4+4+4)
493	7143549	CEARI0547	-6,338194	-39,40525	CE	Barbalha	DISTRITO SITIO FARIAS, 0	Greenfield	Self-supporting	33
494	7143836	SPSTS2545	-23,94957	-46,32523	SP	Santos	Avenida Washington Luiz, 61 – Vila Matias– Santos – SP	Rooftop	Mast	(4+4+5+5+5)
495	7144557	SPSCN3086	-23,633	-46,553	SP	Sao Caetano Do Sul	Rua Alameda São Caetano, 1738 – Santa Maria – S.C.S	Rooftop	Mast	(3+3+3)
496	7144635	SPWRE3072	-23,5388	-46,6402	SP	Sao Paulo	Rua Vitória, 395	Rooftop	Mast	(6+6+6)
497	7145465	3GSCFN50382	-27,59267	-48,5499	SC	Florianopolis	RUA LACERDA COUTINHO,179	Rooftop	Mast	5
498	7146262	PRCTA0453	-25,4	-49,2625	PR	Curitiba	RUA ALBERTO FOLLONI, 1673, JUVEVÊ, CURITIBA	Rooftop	Mast	(6+1,5)
499	7146263	PRCTA0454	-25,41861	-49,24111	PR	Curitiba	Av. Nossa Senhora da Luz, 1800 – Jardim Social – Curitiba - PR	Rooftop	Mast	(1,4+2+2+2)
500	7146268	PRCTA0463	-25,474	-49,2766	PR	Curitiba	Avenida da República, 6464 – Guaíra – Curitiba - PR	Rooftop	Mast	6
501	7146339	PRLDA0505	-23,319355	-51,147805	PR	Londrina	AVENIDA SANTOS DUMONT, 500-BOA VISTA	Rooftop	Mast	(4+4)
502	7146549	3GACRBO2044	-9,9671389	-67,8493333	AC	Rio Branco	Rua Fátima Maia, 200 – Jardim de Alah – Rio Branco	Rooftop	Mast	(3+1,30)
503	7146946	SPCIV0221	-23,5508	-46,8446	SP	Carapicuiba	R. PICO DA BANDEIRA, 26	Rooftop	Mast	10
504	7146956	RSRGR0891	-32,04089	-52,09253	RS	Rio Grande	RUA REVOCATA DE MELLO, 51	Rooftop	Mast	6
505	7147000	RSCSL0068	-29,18667	-51,17056	RS	Caxias Do Sul	Rua Remio Antônio Tomazzoni, 138 – Planalto – Caxias do Sul	Rooftop	Mast	6
506	7147390	PAIAB2438	-4,245833	-55,985556	PA	Itaituba	Rua Santo Antonio - nº 1489	Greenfield	Self-supporting	40
507	7147585	SCBCU0351	-26,999605	-48,625056	SC	Balneario Camboriu	AV. BRASIL, 3080	Rooftop	Mast	(3+3)
508	7147669	DFBSA0741	-15,804178	-47,86355	DF	Brasilia	SET SAFS QD 4 LT 1 ZONA CIVICO ADMINIST	Rooftop	Mast	4
509	7148511	PECGD3112	-8,032888889	-34,87069444	PE	Recife	AVENIDA PROFESSOR ANDRADE BEZERRA, S/N - CENTRO	Greenfield	Pole	40
510	520852	PAVCB2387	-1,54015	-48,72761	PA	Barcarena	RODOVIA PA, KM21 - DISTRITO MURUCUPI (FABRICA ALUNORTE)	Greenfield	Self-supporting	90
511	520994	PAPUP2026	-6,0469444	-50,1475	PA	Parauapebas	MINA DE FERROSOS CARAJÁS N4 (PCE)	Greenfield	Self-supporting	70
512	531439	SPWTR4142	-23,45884	-46,58716	SP	Sao Paulo	R. José Camargo Aranha, Jd. Guapira	Greenfield	Self-supporting	40
513	531707	RJRSD0648	-22,469	-44,449	RJ	Resende	Rua Doutor Cunha Ferreira, 70	Rooftop	Mast	(6+6+6+3+3+3+3+4+4+4+4+4+4)
514	532138	RJICI0950	-22,90774	-43,110038	RJ	Niteroi	Rua Cel. Moreira Cesar, 264, Icaraí	Rooftop	Mast	(6+6)
515	532508	SPWVS4235	-23,59361944	-46,76051111	SP	Sao Paulo	RUA JOAO GUILHERME, 239	Greenfield	Self-supporting	40
516	532529	SPWVA4157	-23,63707	-46,74231	SP	Sao Paulo	Rua Chico Gomes, S/Nº	Greenfield	Pole	40
517	532828	RJVLC1843	-22,24666667	-43,70416667	RJ	Valenca	AV. NILO PECANHA, 504 - ESPLANADA DO CRUZEIRO - VALENÇA	Rooftop	Mast	21
518	533036	SPWLM3887	-23,49714	-46,66948	SP	Sao Paulo	R. Dirce Rodrigues 33	Greenfield	Self-supporting	41
519	533073	RJTRL0612	-22,416826	-42,983676	RJ	Teresopolis	Rua Guandu 680, Pimenteiras	Rooftop	Mast	10
520	581645	CECEA0252	-3,55013889	-40,65647222	CE	Coreau	Rua Tabelião Angelin, S/N - Centro	Greenfield	Self-supporting	30
521	645400	MGPMS5561	-18,56716	-46,51605	MG	Patos De Minas	RUA BERILO, 162	Greenfield	Self-supporting	70
522	655005	MGBET6472	-19,96729	-44,19717	MG	Betim	RUA ROMUALDA AUGUSTA DE MELO, 337	Rooftop	Mast	(4+4+4+4+4+4+4+4+4)
523	659032	MGRPC4883	-19,93547	-43,16867	MG	Rio Piracicaba	ESTACÃO TELEMAR, MORRO DAS ANTENAS	Greenfield	Self-supporting	30
524	660655	PRMGA0227	-23,42243	-51,93565	PR	Maringa	Rua Neo Alves Martins, 2250	Rooftop	Mast	(1,5+1,5+4)
525	662347	RSPAE0151	-30,03375	-51,18645833	RS	Porto Alegre	RUA ENGENHEIRO AFONSO CAVALCANTI, 100	Rooftop	Bracket	21,5
526	662913	RSCAN0870	-29,96411	-51,16869	RS	Sao Gabriel	RUA FERNANDO FERRARI, S/N	Rooftop	Mast	3
527	7140706	PECQL3149	-8,085	-34,968597	PE	Recife	Rua Alto de Bela Vista, 0	Rooftop	Mast	11
528	7141030	SPCAS4865	-22,89194	-47,06333	SP	Campinas	Av. Barão de Itapura, 1518 - Jardim Guanabara, Campinas - SP	Rooftop	Mast	(3+3+3+3)
529	7141059	SPGJA5000	-23,981553	-46,235457	SP	Guaruja	Rua José da Silva Figueiredo, 525 Enseada - Guarujá	Rooftop	Mast	(3+3+3+3+3)
530	7141091	SPINE5044	-24,18441	-46,78722	SP	Itanhaem	Rua João Mariano, 193 – Centro - Itanhaém	Rooftop	Mast	(6+6)
531	7141381	SPWBL3617	-23,46861	-46,69727	SP	Sao Paulo	ESTRADA DO SABÃO, 40	Rooftop	Mast	(6+6+3)
532	7141655	SPRPO5311	-21,1764444	-47,8106667	SP	Ribeirao Preto	RUA AMÉRICO BRASILIENSE, 413	Rooftop	Mast	4
533	7141844	SPSTS5380	-23,971389	-46,327222	SP	Santos	Rua Vicente Carvalho,31 - Boqueirão	Rooftop	Mast	5
534	7141859	SPPGE5280	-24,01515	-46,43055	SP	Praia Grande	Rua Nicaragua, 49 – Praia Grande – São Paulo	Rooftop	Mast	(6+6+6)
535	7141909	SPSTS5400	-23,96655	-46,3286	SP	Santos	Av. Washington Luiz, nº 505	Rooftop	Mast	(5+5)
536	7142566	SPWSC4034	-23,520913	-46,654236	SP	Sao Paulo	Rua Cruzeiro, 732, Barra Funda	Rooftop	Mast	(4+4+4)
537	7142652	SPWMM3906	-23,59277	-46,65	SP	Sao Paulo	R. Dra. Neyde Aparecida Solito, 460 - Vila Clementino – Moema - SP	Rooftop	Mast	(5+5+5)
538	7143020	MGCON4519	-19,63226	-43,96276	MG	Confins	RODOVIA MG-010,KM 08 - AEROPORTO INTERNACIONAL	Rooftop	Mast	(5,5+5,5+5,5+5,5)
539	7143384	MGUNA5662	-19,51876389	-50,33352778	MG	Uniao De Minas	RUA DOZE, Nº 684	Greenfield	Self-supporting	80
540	7143675	RJNCT0438	-22,896029	-43,12295	RJ	Niteroi	Rua Quinze de Novembro, nº49 - Icaraí	Rooftop	Mast	(6+6)
541	7143835	SPCAS2549	-23,52305556	-47,10361111	SP	Campinas	RUA BARÃO DE JAGUARA, 707 - CONCEICÃO	Rooftop	Bracket	6
542	7143856	PETMR3031	-8,03075	-34,90425	PE	Recife	R. Jundiá, 242 - Edf Sisal	Rooftop	Pole	58
543	7143927	SPSCL2559	-22,00886	-47,90058	SP	Sao Carlos	Rua Dona Maria Jacinta, 241, São Carlos - SP	Rooftop	Mast	(4+4+4)
544	7144494	SPGRS3002	-23,47626	-46,55392	SP	Guarulhos	Av. São Paulo, 352 - Cidade Brasil - Guarulhos - SP	Rooftop	Mast	(6+6+6)
545	7144604	SPWCT3015	-23,56721386	-46,42094483	SP	Sao Paulo	Rua Jaguapeba, 100	Rooftop	Mast	(4+6)
546	7144622	SPWPT3039	-23,47668	-46,71418	SP	Sao Paulo	Rua Cel. Gonçalves da Siqueira 145, Pirituba	Greenfield	Self-supporting	40,7
547	7144688	SPWRE3073	-23,55	-46,64684	SP	Sao Paulo	Rua Augusta, 66	Rooftop	Mast	(3+3+3)
548	7145118	GOANS0010	-16,40711111	-48,94197222	GO	Anapolis	VIELA VP-3D – DISTRITO AGRO-INDUSTRIAL DE ANÁPOLIS (DAIA) – ANÁPOLIS	Greenfield	Self-supporting	80
549	7145590	SCARB0308	-27,1285	-52,2436	SC	Arabuta	LINHA JURITI AREA INDUSTRIAL S/N	Greenfield	Self-supporting	60
550	7146416	DFBSA0676	-15,795	-47,932222	DF	Brasilia	Sudoeste Octogonal QRSW 1 Bloco A5	Rooftop	Bracket	15
551	7146751	PISCB1366	-6,814861	-41,345522	PI	Sao Joao Da Canabrava	Av. Nossa Sra. de Fátima, 0	Greenfield	Self-supporting	84
552	7147044	ROCMN3200	-10,56830556	-63,62225	RO	Campo Novo De Rondonia	AV. RIO BRANCO, S/N	Greenfield	Self-supporting	48
553	7147226	PIUIO1436	-4,589551	-42,860702	PI	Uniao	Rua Davi Caldas, S/Nº - Centro	Greenfield	Self-supporting	86
554	7147473	SPJCI1883	-23,30617	-45,97344	SP	Jacarei	R. Cap. João Jose de Macedo, 340	Rooftop	Mast	(4+4+4)
555	7147709	PEBVG3082	-8,109444	-34,905833	PE	Recife	RUA SGT SILVINO MACEDO, 155	Rooftop	Mast	5
556	7147773	PESAR3274	-8,049861	-34,875658	PE	Recife	Rua Vinte e Quatro de Agosto, 109	Rooftop	Mast	18
557	7147859	RSPAE0971	-30,152537	-51,138538	RS	Porto Alegre	ALAMEDA J - UNIDADE VICINAL, 183	Rooftop	Mast	9
558	7150004	3GRJVAS3332	-22,30693	-43,554974	RJ	Vassouras	ESTRADA BARÃO DE IPIABAS, S/Nº – VASSOURAS	Greenfield	Self-supporting	10
559	10706093	PIVLN1349	-7,143333	-40,938889	PI	Vila Nova Do Piaui	Av Central, s/n	Greenfield	Self-supporting	46
560	521096	PAPUP2064	-6,069247222	-50,06643611	PA	Santana	RUA FRANCISCO RAMOS,28 - SANTANA	Greenfield	Self-supporting	NÃO INFORMADO
561	531060	SPWPZ3961	-23,53652	-46,69156	SP	Sao Paulo	Rua Coari, 208	Greenfield	Self-supporting	40
562	531197	RJURC0027	-22,94306	-43,15667	RJ	Rio De Janeiro	Av. João Luiz Alves, s/n (Fortaleza de São João) - Urca, Rio de Janeiro	Rooftop	Mast	3
563	531604	RJCDS0381	-22,945309	-43,362971	RJ	Rio De Janeiro	Estr. Mal. Miguel Salazar Mendes de Moraes, 1409	Rooftop	Mast	5
564	532022	RJPMG0058	-22,879088	-43,445684	RJ	Rio De Janeiro	Rua Cajaiba, 245, Padre Miguel	Rooftop	Mast	(6+4+5)
565	532520	RJNCT0469	-22,892061	-43,120311	RJ	Niteroi	Rua São Pedro, nº 128, Centro	Rooftop	Bracket	(4+4+4+4)
566	532582	SPWSL4088	-23,58681	-46,54851	SP	Sao Paulo	Rua Joaquim Ribeiro da Costa, 386	Greenfield	Self-supporting	40
567	645511	TOPMJ2109	-10,197556	-48,349167	TO	Palmas	AVENIDA LO-5, LT 01 – PLANODIRETOR SUL	Rooftop	Mast	9
568	647320	MGPMS5625	-18,59074722	-46,50220556	MG	Patos De Minas	RUA SALVINA MARIA DO CARMO, S/N	Greenfield	Pole	40
569	648887	PRLDA0215	-23,301657	-51,178373	PR	Londrina	Rua Tiradentes, 501	Rooftop	Bracket	15,33
570	650088	MTCBA0021	-15,592444	-56,0915	MT	Cuiaba	AV HIST RUBENS DE MENDONCA - BAU	Rooftop	Guyed	10
571	650620	RSPLT0139	-31,754321	-52,31574	RS	Pelotas	Av. Domingos de Almeida, 1902- Areal	Greenfield	Self-supporting	40
572	651160	DFBSA0189	-15,811593	-47,903387	DF	Brasilia	SQS 307 BLOCO J - Nº S/N	Rooftop	Mast	5
573	654494	ESCIM3808	-20,835961	-41,18034	ES	Cachoeiro De Itapemirim	RUA JOSE FARIAS DE JESUS, 8	Rooftop	Mast	6
574	661041	ESVTA3002	-20,29791	-40,30039	ES	Vitoria	AV. NOSSA SENHORA DA PENHA,1495	Rooftop	Mast	6
575	661926	MGSOE5014	-21,13589	-44,25834	MG	Sao Joao Del Rei	RUA GABRIEL PASSOS, 321	Rooftop	Mast	5
576	880080	RSPAE0857	-30,08097	-51,22861	RS	Porto Alegre	AVENIDA CRUZEIRO DO SUL, 2323	Rooftop	Mast	7
577	881342	MTCBA0164	-15,623667	-56,087222	MT	Cuiaba	AV. BEIRA RIO, 3100 JARDIM EUROPA	Rooftop	Mast	5
578	4658540	RJGAL0976	-22,80670556	-43,23270833	RJ	Rio De Janeiro	Estrada das Canárias, S/N	Greenfield	Self-supporting	20
579	7140682	PEBVG3222	-8,120139	-34,901611	PE	Recife	Rua Fernando Simoes Barbosa 316	Rooftop	Mast	3
580	7140740	PEJBO3310	-8,195972	-34,919581	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 4804	Rooftop	Pole	6
581	7140761	PEJBO3302	-8,170833	-34,914972	PE	Jaboatao Dos Guararapes	Avenida Beira Mar, 520	Rooftop	Pole	5
582	7141352	SPWBF3580	-23,52815	-46,68023	SP	Sao Paulo	Rua Turiassú, 1863, Perdizes	Rooftop	Mast	(3+3+3+3)
583	7141897	SPSJC5491	-23,2021111	-45,8955556	SP	Sao Jose Dos Campos	Rua Cel João Cursino, 240/242 - Ed. Toulon	Rooftop	Mast	6
584	7141910	SPSTS5402	-23,97089	-46,30352	SP	Santos	RUA LACERDA FRANCO, Condomínio Ed. Icaraima - Bairro Aparecida 137, CEP:11025180	Rooftop	Mast	(4+4+4)
585	7142425	SPWTU4150	-23,47001	-46,58804	SP	Sao Paulo	R. Roque de Paula Monteiro, 317 – Tucuruvi – São Paulo	Rooftop	Mast	(6+6+6)
586	7142646	SPWMM3899	-23,59191	-46,67088	SP	Sao Paulo	RUA DOMINGOS FERNANDES, 588 – MOEMA – SÃO PAULO	Rooftop	Mast	(2,5+2)
587	7142776	SPWPI3940	-23,52055	-46,62333	SP	Sao Paulo	Av. Cruzeiro do Sul, 1100 - Canindé	Rooftop	Mast	(4+4+4+4+4)
588	7143713	RJGAL0142	-22,830507	-43,246878	RJ	Rio De Janeiro	Av. Vinte de Janeiro, S/Nº	Greenfield	Pole	30
589	7144142	CEFLA0171	-3,72978	-38,52563	CE	Fortaleza	Rua Sena Madureira, 1070	Rooftop	Mast	(2+2+2)
590	7144176	DFROD0128	-16,1946939	-47,454194	DF	Brasilia	Rodovia Brasilia - Unaí, BR251, Km 14 - nº S/N	Greenfield	Self-supporting	60
591	7144252	DFBSA0015	-15,81109	-47,959275	DF	Brasilia	(FIL-DF) SIA SAPS AE D	Rooftop	Mast	5
592	7144403	DFBSA0312	-15,835583	-47,867447	DF	Brasilia	SHIS QI 11, BLOCO O, LAGO SUL	Rooftop	Bracket	9
593	7144531	AMPFG3424	-1,9369444	-59,4210556	AM	Presidente Figueiredo	Rua Tefé, 23 - Atroari	Greenfield	Self-supporting	75,6
594	7144965	GOGNA0088	-16,67138	-49,26694	GO	Goiania	Rua 17A Esquina Com 13A , 899 – ST. Aeroporto - GO	Rooftop	Mast	(4+2)
595	7145167	GOGNA0462	-16,6825	-49,3013	GO	Goiania	RUA BENEDITO ZUPELLI, 254-320	Rooftop	Mast	8
596	7146982	RSSGB0201	-30,3407	-54,0809	RS	Sao Gabriel	BR 290, SANTA MARGARIDA DO SUL, ESTRADA DA SERRINHA S/N	Greenfield	Self-supporting	40

Geolocation		Address			Structure		
#	Keycode	Site ID	Latitude (decimal)	Longitude (decimal)	State	Municipality	Address	Type of Site	Type of Structure	Height
597	7147096	RSPAE0023	-29,97833	-51,16789	RS	Porto Alegre	Av. Fernando Ferrari, 1001	Rooftop	Pole	(4+4+4)
598	7147472	SPJCI1882	-23,30361	-46,95638	SP	Jacarei	Rua Gilberto Moreira, 296 - Vila Formosa, Jacareí - SP	Rooftop	Mast	(3+3+3)
599	7147530	DFBSA0729	-15,79676	-47,867155	DF	Brasilia	ESPLANADA DOS MINISTÉRIOS, BLOCO R, SALA 57 - MINISTÉRIO DAS COMUNICAÇÕES	Rooftop	Mast	5
600	7149041	RSPAE0837	-30,0469778	-51,2107083	RS	Porto Alegre	AVENIDA JOÃO PESSOA, 2050 - SANTANA	Rooftop	Mast	6
601	7141538	SPWCB3651	-23,62529	-46,68406	SP	Sao Paulo	Rua Barão do Triunfo, 276	Rooftop	Mast	(4+3+3+3)
602	647675	MGFAM6020	-21,41105	-45,83501	MG	Fama	RUA SANTA EDWIGES, S/N	Greenfield	Self-supporting	40
603	656692	MGGON5120	-21,53665	-43,20046	MG	Goiana	RUA JOAO DE SOUZA RIBEIRO, 0	Greenfield	Self-supporting	32
604	655699	MGULA5739	-18,86708	-48,26668	MG	Uberlandia	RUA VIRGILIO CARRIJO, 450	Greenfield	Self-supporting	70
605	647269	MGFVS2311	-16,88939	-40,92709	MG	Fronteira Dos Vales	RUA BAHIA, 198	Greenfield	Self-supporting	40
606	885951	MGCSH5763	-18,578	-47,876	MG	Cascalho Rico	RUA IOLANDA M. CARDOSO, 225	Greenfield	Self-supporting	60
607	647631	MGURA5723	-19,92138	-47,92416	MG	Uberaba	AVENIDA FILOMENA CARTAFINA, KM 17	Greenfield	Self-supporting	90
608	7149334	RSPAE0381	-30,084	-51,2459	RS	Porto Alegre	AVENIDA DIARIO DE NOTICIAS, 300	Rooftop	Mast	4
609	7146773	RSPAE0037	-30,086365	-51,177371	RS	Porto Alegre	Estr. Embratel, 114	Greenfield	Self-supporting	50
610	658632	MGGUN5667	-18,8433	-46,79333	MG	Guimarania	RUA TUPINAMBAS, 5151	Greenfield	Self-supporting	32
611	7146505	RSPAE0056	-30,10923	-51,26387	RS	Porto Alegre	RUA INTERNA DO CLUBE DOS JANGADEIROS	Greenfield	Self-supporting	24
612	658009	MGCAA6386	-19,0726	-41,8649	MG	Capitao Andrade	AVENIDA LEVINDO DIAS, S/N	Greenfield	Self-supporting	30
613	646844	MGMEF6434	-16,8725	-41,2581	MG	Monte Formoso	MORRO DO CEMITERIO	Greenfield	Self-supporting	60
614	7142823	MGORP4604	-20,3109	-43,71095	MG	Ouro Preto	AVENIDA VER. JOAQUIM DIAS TOLÊDO, S/N	Greenfield	Pole	42
615	7146539	RSPAE0047	-30,189	-51,162	RS	Porto Alegre	ESTRADA CHAPEU DO SOL, 681	Rooftop	Mast	6
616	658989	MGCRE6395	-16,6157	-42,18361	MG	Coronel Murta	RUA NOSSA SENHORA APARECIDA, S/Nº	Greenfield	Pole	40
617	648291	MGJFA5035	-21,7972	-43,3834	MG	Juiz De Fora	RUA LEONILDO GONÇALVES REGADO, 125	Greenfield	Pole	12
618	7147825	RSPAE0533	-29,9869	-51,1809	RS	Porto Alegre	AVENIDA DOS ESTADOS, 1353	Rooftop	Mast	6
619	7147062	SCTIL0690	-28,8339	-49,84564	SC	Timbe Do Sul	RUA CARLOS SAVI, S/N	Greenfield	Self-supporting	40
620	7144840	ROPVO3036	-8,76386	-63,88491	RO	Porto Velho	AV. GOV. JORGE TEIXEIRA, 629	Greenfield	Self-supporting	30
621	656314	MGTPI5861	-19,88675	-46,02063	MG	Tapirai	PRAÇA JOSÉ PAIVA CARDOSO S/Nº	Greenfield	Pole	30
622	646345	MGNLA2030	-20,0058	-43,9687	MG	Nova Lima	RODOVIA JUSCELINO KUBITSCHEK / BR -040, KM 545, S/N	Rooftop	Mast	6
623	647651	MGADS4717	-19,6509	-42,8684	MG	Antonio Dias	RUA BELO HORIZONTE, S/N	Greenfield	Self-supporting	43
624	649809	MGJOS6424	-16,54986	-42,509455	MG	Josenopolis	MORRO DAS ANTENAS, S/Nº	Greenfield	Self-supporting	60
625	7143335	S2MGSER4079	-19,94466	-43,92221	MG	Belo Horizonte	RUA AFONSO PENA, 4001	Rooftop	Mast	(3+3+3+3+3+3+3+3)
626	878575	MGPOU6188	-22,248317	-44,934313	MG	Pouso Alto	RUA JOÃO LINO DA SILVA, S/N	Greenfield	Self-supporting	40
627	579422	CEJNE0339	-7,2047	-39,3191	CE	Juazeiro Do Norte	AV. PADRE CICERO, 641, EDIFÍCIO OI	Greenfield	Self-supporting	40
628	646972	MGENF6404	-19,62155	-42,22775	MG	Entre Folhas	ALTO DO MORRO DA ESTAÇÃO TELEMAR	Greenfield	Self-supporting	30
629	648120	MGINH5259	-19,17572	-41,86441	MG	Itanhomi	AV. SÃO CRISTOVÃO, S/N	Greenfield	Self-supporting	40
630	654923	MGSTE6467	-19,3406	-42,163	MG	Sao Joao Do Oriente	RUA ESPERANCA, S/N	Greenfield	Self-supporting	32
631	661189	MGUBU5904	-17,255	-40,571	MG	Umburatiba	RUA PEDRO GANGA, Nº 47	Greenfield	Self-supporting	40
632	7145534	3GSCFN50572	-27,43006	-48,47656	SC	Florianopolis	ROD. TERTULIANO BRITO XAVIER, 2352	Rooftop	Mast	4
633	7143168	ESMRZ3760	-21,0421	-40,831	ES	Marataizes	RUA MARIA HORTIZ, S/N	Greenfield	Self-supporting	35
634	7148981	SCGPR1117	-26,9324	-48,9535	SC	Gaspar	RUA DORALÍCIO GARCIA, 330	Rooftop	Mast	(10+10+10+10+7+7)
635	655458	MGMPL6433	-18,6581	-41,3974	MG	Mendes Pimentel	RUA DA TORRE, S/N	Greenfield	Pole	30
636	657856	MGPTE6445	-17,8044	-41,7883	MG	Pote	AV. DOUTOR GETÚLIO VARGAS,321	Greenfield	Pole	40
637	7145368	SCCCO0052	-27,0742	-52,62663	SC	Chapeco	AVENIDA FERNANDO MACHADO, 3639	Rooftop	Mast	(3+3)
638	40700	SRRJCTO3024	-22,9097	-43,178045	RJ	Rio De Janeiro	Rua Senador Dantas, 105 - BB SEDAN 23 andares	Indoor	Corporate Building	-
639	13778	SRMGBPR4203	-19,9215	-43,950852	MG	Belo Horizonte	Avenida Augusto de Lima, 1549 - Forum Lafayete	Indoor	Public Building	-
640	17779	RJSMI2621	-22,7969	-43,3511	RJ	Sao Joao De Meriti	Rodovia Presidente Dutra, 4200 - Shopping Grande Rio	Indoor	Shopping Mall	-
641	22803	SPWST2671	-23,6232	-46,69843	SP	Sao Paulo	AV ROQUE PETRONI JUNIOR, 1089 / TE	Indoor	Shopping Mall	-
642	6176	SPWCB3642	-23,6275	-46,6589	SP	Sao Paulo	Av. Washington Luís, s/n - Aeroporto Internacional de Congonhas	Indoor	Airport	-
643	44270	SRCEFLA0142	-3,7792	-38,54085	CE	Fortaleza	Av. Senador Carlos Jereissati, 3000	Indoor	Airport	-
644	5760	SPGRS2853	-23,4888	-46,5487	SP	Guarulhos	Rod. Presidente Dutra, Km 230 - Internacional Shopping Guarulhos	Indoor	Shopping Mall	-
645	5766 / 5767	SPGRS4359 / SPGRS4360	-23,4264	-46,48262	SP	Guarulhos	Rod. Hélio Schmidt, s/n - Aeroporto Internacional de São Paulo (Cumbica)	Indoor	Airport	-
646	9266	SRBASCT0204	-12,9145	-38,334916	BA	Salvador	PRACA GAGO COUTINHO, 282,	Indoor	Airport	-
647	17062	SRRJCTO3007	-22,911	-43,1665	RJ	Rio De Janeiro	Praça Senador Salgado Filho, S/N - Aeroporto Santos Dumont	Indoor	Airport	-
648	24395	DFIND0132	-15,8361	-48,057111	DF	Brasilia	CSB 2, Lotes 1/4, Alameda Shopping	Indoor	Shopping Mall	-
649	5686	SPBRE4271	-23,4965	-46,8491	SP	Barueri	Al. Rio Negro, 1033 - Alphaville Shopping	Indoor	Shopping Mall	-
650	5089	SPMIA2859	-22,1862	-49,96714	SP	Marilia	R. dos Tucunarés, 500 - Aquarius Shopping	Indoor	Shopping Mall	-
651	4635	SPARC2841	-21,222	-50,43551	SP	Aracatuba	Av. Joaquim Pompeu de Toledo, 601 - Araçatuba Shopping	Indoor	Shopping Mall	-
652	25798	SRRSIND0525	-30,0321	-51,23039	RS	Porto Alegre	PRACA DA MATRIZ SN	Indoor	Public Building	-
653	17918	SRRJBTJ3031	-22,9974	-43,35841	RJ	Rio De Janeiro	Avenida das Américas, 4666	Indoor	Shopping Mall	-
654	4709	SPBRU2845	-22,3423	-49,0495	SP	Bauru	R. Henrique Savi, 15-55 - Bauru Shopping	Indoor	Shopping Mall	-
655	25793	SRRSIND0519	-30,0501	-51,2290278	RS	Porto Alegre	AVENIDA PRAIA DE BELAS, 1181	Indoor	Shopping Mall	-
656	13727	SRMGBEL4193	-19,974	-43,944548	MG	Belo Horizonte	Rodovia BR-356, 3049 - BH Shopping	Indoor	Shopping Mall	-
657	13836	MGCEM4198	-19,943	-44,039912	MG	Contagem	Avenida João César de Oliveira, 1275 - Big Shopping (32260-250)	Indoor	Shopping Mall	-
658	6650	SPWST4067	-23,6543	-46,70053	SP	Sao Paulo	R. Borba Gato, 59 - Boa Vista Shopping	Indoor	Shopping Mall	-
659	16827	RJBOT2604	-22,9473	-43,1833	RJ	Rio De Janeiro	Praia de Botafogo, 400 - Botafogo Praia Shopping	Indoor	Shopping Mall	-
660	45016	DFIND0726	-15,7334	-47,89914	DF	Brasilia	SETOR TERMINAL NORTE, CONJUNTO J, BOULEVARD SHOPPING	Indoor	Shopping Mall	-
661	6119	SPWBF2628	-23,5266	-46,6809	SP	Sao Paulo	Rua Turiassú, 2100	Indoor	Shopping Mall	-
662	24393	DFIND0130	-15,7873	-47,888806	DF	Brasilia	QD SCN Q 5 BL A, 0 - ASA NORTE	Indoor	Shopping Mall	-
663	5556	SPSVE2890	-23,9675	-46,3836	SP	Sao Vicente	R. Frei Gaspar, 365 - Brisamar Shopping	Indoor	Shopping Mall	-
664	4951	SPGTA2632	-22,8125	-45,1976	SP	Guaratingueta	Av. Juscelino Kubtscheck de Oliveira, 351 - Buriti Shopping Guará	Indoor	Shopping Mall	-
665	27674	SRGOIND0199	-16,7412	-49,275944	GO	Goiania	Av. Rio Verde, Qd. 102-104	Indoor	Shopping Mall	-
666	24396	DFIND0133	-15,802	-47,865	DF	Brasilia	Câmara dos Deputados - Praça dos Três Poderes	Indoor	Public Building	-
667	24085	SRCEFLA0400	-3,76784	-38,495336	CE	Fortaleza	AV DR TOMPSON BULCÃO 830	Indoor	Public Building	-
668	17064	SRRJCTO3019	-22,9104	-43,1755	RJ	Rio De Janeiro	Praça Floreano, s/n - Camara Municipal	Indoor	Public Building	-
669	4761	SPCAS2846	-22,9323	-47,0781	SP	Campinas	R. Jacy Teixeira Camargo, 940 - Campinas Center	Indoor	Shopping Mall	-
670	4844	SPCGT2849	-23,6243	-45,41059	SP	Caraguatatuba	Av. Arthur Costa Filho, 937 - Caraguá Praia Shopping	Indoor	Shopping Mall	-
671	27204	PRIND0394	-23,3436	-51,18611111	PR	Londrina	RODOVIA CELSO GARCIA CID, S/N	Indoor	Shopping Mall	-
672	50578	SRRJDQX3059	-22,7874	-43,286602	RJ	Duque De Caxias	Rodovia Washington Luis, 2895 - Caxias Shopping	Indoor	Shopping Mall	-
673	53200	SRRJTNQ3055	-22,9249	-43,361473	RJ	Rio De Janeiro	Avenida Geremário Dantas, 402 - Center Shopping	Indoor	Shopping Mall	-
674	5350	SPSJC5473	-23,1994	-45,88091667	SP	Sao Jose Dos Campos	Av. Deputado Benedito Matarazzo, 9403 - Center Vale Shopping	Indoor	Shopping Mall	-
675	6759	SPWVP4227	-23,5935	-46,58554	SP	Sao Paulo	Av. Dr. Francisco Mesquita, 1000 - Central Plaza Shopping	Indoor	Shopping Mall	-
676	18948	SRCEFLA0424	-3,80637	-38,53233333	CE	Fortaleza	AV DR SILAS MUNGUBA, 5700	Indoor	Corporate Building	-
677	44517	SRRJBOT3027	-22,9504	-43,180644	RJ	Rio De Janeiro	Praia de Botafogo, 501 - Centro Empresarial Mourisco	Indoor	Business Center	-
678	16874	SRRJBTJ3047	-22,9831	-43,3649	RJ	Rio De Janeiro	Av Ayrton Senna, 3000 - Via Parque - Citibank Hall	Indoor	Concert Venue	-
679	73192	SPBRE0581	-23,5059	-46,83716	SP	Barueri	Av Marcos P de Ulhoa Rodrigues, 939 - AZUL	Indoor	Corporate Building	-
680	6350	SPWJE2880	-23,5476	-46,757	SP	Sao Paulo	Av. Leão Machado, 100 - Continental Shopping	Indoor	Shopping Mall	-
681	24224	SRRJCTO3045	-22,9081	-43,169761	RJ	Rio De Janeiro	Av. Marechal Câmara, 314 - Defensoria Pública (DPGE)	Indoor	Public Building	-
682	14425	SRMGLUR4196	-19,9278	-43,946889	MG	Belo Horizonte	Avenida Olegário Maciel, 1600 - Diamond Mall Shopping	Indoor	Shopping Mall	-
683	17123	SRRJDQX4007	-22,7861	-43,31112	RJ	Duque De Caxias	AV GOV LEONEL DE MOURA BRIZOLA 1777	Indoor	Shopping Mall	-
684	5090	SPMIA2860	-22,2239	-49,9336	SP	Marilia	Av. Esmeraldas, 701 - Esmeralda Plaza Shopping	Indoor	Shopping Mall	-
685	5390	SPSOC2891	-23,5336	-47,4628	SP	Sorocaba	Av. Izoraida Marques Peres, 401 - Esplanada Shopping	Indoor	Shopping Mall	-
686	6723	SPWVG2881	-23,511	-46,6123	SP	Sao Paulo	R: José Bernardo Pinto, 333 - Expo Center Norte	Indoor	Shopping Mall	-
687	75354	SPWST0333	-23,6271	-46,701973	SP	Sao Paulo	R. Arquiteto Olavo Redig de Campos, 105 - EZ Towers – Torre A	Indoor	Corporate Building	-
688	4894	SPFAC2636	-20,548	-47,4169	SP	Franca	Av. Rio Negro, 1100 - Franca Shopping	Indoor	Shopping Mall	-
689	4780	SPCAS4833	-22,8634	-47,0228	SP	Campinas	Rodovia Dom Pedro I, Km 131,5 - Galeria Shopping	Indoor	Shopping Mall	-
690	4881	SPCTD2850	-21,1266	-48,9775	SP	Catanduva	Av. José Nelson Machado, 280 - Garden Catanduva Shopping	Indoor	Shopping Mall	-
691	25215	MTCBA0068	-15,5882	-56,112361	MT	Cuiaba	AV. LAVA PÉS	Indoor	Shopping Mall	-
692	6026	SPSNE2870	-23,6497	-46,5315	SP	Santo Andre	Av. Industrial, 600 - Grand Plaza Shopping (Antigo ABC Plaza Shopping)	Indoor	Shopping Mall	-
693	16815	SRRJBNF3050	-22,8865	-43,285139	RJ	Rio De Janeiro	Avenida Dom Hélder Câmara, 5474	Indoor	Shopping Mall	-
694	14431	SRMGLUX6493	-19,9507	-43,95887	MG	Belo Horizonte	Rua Gentios, 1350 - Hospital Luxemburgo/Mário Penna	Indoor	Hospital	-
695	44972	SRCEFLA0246	-3,72384	-38,485317	CE	Fortaleza	Avenida Beira-Mar, No 3980	Indoor	Hotel	-
696	23412	SRCEFLA0296	-3,75023	-38,448089	CE	Fortaleza	Av Dioguinho, 4189	Indoor	Hotel	-
697	17469	RJNIU2623	-22,7536	-43,454205	RJ	Nova Iguacu	Av Governador Roberto da Silveira, 540 - Iguaçu Top Shopping	Indoor	Shopping Mall	-
698	5312	SPSCL2874	-22,0177	-47,9146	SP	Sao Carlos	Passeio dos Flamboyants, 200 - Iguatemi São Carlos	Indoor	Shopping Mall	-
699	17559	RJPTG2607	-22,8018	-43,201679	RJ	Rio De Janeiro	Avenida Maestro Paulo Silva, 400	Indoor	Shopping Mall	-
700	5016	SPJCI2856	-23,3042	-45,9633	SP	Jacarei	R. Barão de Jacareí, 364 - Jacareí Shopping	Indoor	Shopping Mall	-
701	5009	SPJAU2857	-22,2975	-48,5458	SP	Jau	Av. Dr. Quinzinho, 511 - Jaú Shopping	Indoor	Shopping Mall	-
702	17296	SRRJJCP3042	-22,9754	-43,390507	RJ	Rio De Janeiro	Avenida Embaixador Abelardo Bueno, 3401	Indoor	Stadium	-
703	5191	SPPGE5270	-23,996	-46,40744659	SP	Praia Grande	AV AYRTON SENNA DA SILVA, 1500	Indoor	Shopping Mall	-
704	4048	PBMAN4590	-7,09805	-34,844997	PB	Joao Pessoa	Avenida Gov Flavio Ribeiro Coutinho 805/TO	Indoor	Shopping Mall	-
705	24125	SPWST3333	-23,6214	-46,69962	SP	Sao Paulo	Av. Dr. Chucri Zaidan, 902 (Market Place Offices - Torres de escritório)	Indoor	Corporate Building	-
706	6649	SPWST4066	-23,6214	-46,69962	SP	Sao Paulo	Av. Dr. Chucri Zaidan, 902	Indoor	Shopping Mall	-
707	5890	SPMAU2861	-23,6644	-46,4607	SP	Maua	Av. Governador Mario Covas Junior, 01 - Mauá Plaza Shopping	Indoor	Shopping Mall	-
708	5854	SPJAI2858	-23,168	-46,89205556	SP	Jundiai	Av. Antônio Frederico Ozanan, 6000 - Maxi Shopping Jundiaí	Indoor	Shopping Mall	-
709	19690	SRAMMNS3304	-3,10138	-60,024722	AM	Manaus	Avenida Djalma Batista, 1661 - Millennium Shopping	Indoor	Shopping Mall	-
710	15097	SRMGUNI4194	-19,8746	-43,925672	MG	Belo Horizonte	Avenida Cristiano Machado, 4000 - Minas Shopping	Indoor	Shopping Mall	-
711	24402	DFIND0139	-15,8015	-47,867806	DF	Brasilia	Itamaraty - Esplanada dos Ministérios, Bloco H, Ministério das Relações Enteriores	Indoor	Public Building	-
712	5498	SPSTS2871	-23,9668	-46,3349	SP	Santos	Av. Euclides da Cunha, 21 - Miramar Shopping	Indoor	Shopping Mall	-
713	5900	SPMCZ2862	-23,5157	-46,1796	SP	Mogi Das Cruzes	Av. Ver. Narciso Yague Guimarães, 1001 - Mogi Shopping	Indoor	Shopping Mall	-
714	6648	SPWST4065	-23,6232	-46,69843	SP	Sao Paulo	AV ROQUE PETRONI JUNIOR, 1089	Indoor	Shopping Mall	-
715	4474	RNCAN6201	-5,84138	-35,210555	RN	Natal	Avenida Senador Salgado Filho 2234	Indoor	Shopping Mall	-
716	18944	SRCEFLA0297	-3,73527	-38,56638889	CE	Fortaleza	Av. Bezerra de Menezes, no. 2450 (North Shopping)	Indoor	Shopping Mall	-
717	5269	SPRPO2866	-21,2072	-47,76361111	SP	Ribeirao Preto	Av. Presidente Kennedy, 1500 - Novo Shopping	Indoor	Shopping Mall	-
718	38876	SPOCO0087	-23,5293	-46,77787	SP	Osasco	Rua Tenente Avelar Pires de Azevedo, 81 - Osasco Plaza Shopping	Indoor	Shopping Mall	-
719	4403	PERCE3244	-8,06522	-34,873444	PE	Recife	Rua Cais da Alfadênga S/N	Indoor	Shopping Mall	-
720	72069	PESTA3052	-8,06006	-34,87816	PE	Recife	Praça da Republica, S/N	Indoor	Public Building	-
721	25229	MTCBA0111	-15,5758	-56,071472	MT	Cuiaba	AV. RUBENS DE MENDONCA	Indoor	Shopping Mall	-
722	50780	SRRJCGR3022	-22,9271	-43,575127	RJ	Rio De Janeiro	Estrada do Monteiro, 1200 - Park Shopping Campo Grande	Indoor	Shopping Mall	-
723	4779 / 23280	SPCAS4832 / SPCAS2673	-22,8468	-47,0613	SP	Campinas	Av. Guilherme Campos, 500 - Parque Dom Pedro Shopping	Indoor	Shopping Mall	-
724	23674	PAICO2253	-1,37	-48,44638889	PA	Belem	Rodovia Augusto Montenegro, 4300 (Parque Shopping Belém)	Indoor	Shopping Mall	-
725	5218	SPPPE2851	-22,121	-51,3854	SP	Presidente Prudente	Rua Siqueira Campos, 1545 - Parque Shopping Prudente	Indoor	Shopping Mall	-
726	72279	ALMCO2399	-9,559894	-35,744475	AL	Maceio	AV MENINO MARCELO, 3800 TABULEIRO MARTINS	Indoor	Shopping Mall	-
727	9083	SRBAIGW0208	-12,9957	-38,467277	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 1034, PITUBA PARQUE CENTER	Indoor	Shopping Mall	-
728	40725	RJGAV0727	-22,9783	-43,230293	RJ	Rio De Janeiro	Rua Vice-Governador Rubens Berardo, 100	Indoor	Corporate Building	-
729	5446	SPSRR2840	-20,8279	-49,3863	SP	Sao Jose Do Rio Preto	Av. José Munia, 4775 - Plaza Avenida Shopping	Indoor	Shopping Mall	-
730	5838	SPITU2855	-23,2642	-47,2804	SP	Itu	Av. Dr. Ermelindo Maffei, 1199 - Plaza Shopping Itu	Indoor	Shopping Mall	-
731	5447	SPSRR2875	-20,8117	-49,38147222	SP	Sao Jose Do Rio Preto	R. Bernardino de Campos, 2940 - Praça Shopping	Indoor	Shopping Mall	-
732	5499	SPSTS2872	-23,9777	-46,3095	SP	Santos	R. Alexandre Martins, 80 - Praiamar Shopping	Indoor	Shopping Mall	-
733	17436	RJNCT2643	-22,8951	-43,118833	RJ	Niteroi	Rua da Conceição, 188	Indoor	Corporate Building	-
734	24400	DFIND0137	-15,8085	-47,859389	DF	Brasilia	SET SAFS QUADRA 4 LOTE 3, 0 - ZONA CÍVICO ADMINIST	Indoor	Public Building	-
735	5219	SPPPE2865	-22,1161	-51,4076	SP	Presidente Prudente	Av. Manoel Goulart, 2400 - Prudenshopping	Indoor	Shopping Mall	-
736	6784	SPWVS2253	-23,5882	-46,75102	SP	Sao Paulo	Rod. Raposo Tavares, Km 14,5 - Raposo Shopping (Antigo Shopping Off Price Raposo)	Indoor	Shopping Mall	-
737	17286	SRRJBT3041	-22,9606	-43,20939	RJ	Rio De Janeiro	Rua Jardim Botânico, 266 - Rede Globo	Indoor	Corporate Building	-
738	5281	SPRPO5314	-21,2133	-47,81638889	SP	Ribeirao Preto	Av. Cel. Fernando Ferreira Leite, 1540 - Ribeirão Shopping	Indoor	Shopping Mall	-
739	17298 / 73191	SRRJJCP3043 / SRRJJCP3053	-22,9766	-43,4109	RJ	Rio De Janeiro	Avenida Salvador Allende, 6555	Indoor	Convention Center	-
740	50509	SRRJBOT3021	-22,9537	-43,178543	RJ	Rio De Janeiro	Rua General Severiano, 97 - Rio Plaza Shopping	Indoor	Shopping Mall	-
741	5448	SPSRR2876	-20,8352	-49,3987	SP	Sao Jose Do Rio Preto	Av. Brigadeiro Faria Lima, 6363 - Riopreto Shopping Center	Indoor	Shopping Mall	-
742	26585	SCFNS0458	-27,5905	-48,51528	SC	Florianopolis	AVENIDA MADRE BENVENUTA	Indoor	Shopping Mall	-
743	14784	SRMGSAV4363	-19,9384	-43,937148	MG	Belo Horizonte	Rua Alagoas, 1314 - Shopping 5ª Avenida	Indoor	Shopping Mall	-
744	6034	SPSNE4571	-23,668	-46,53336	SP	Santo Andre	Av. Pereira Barreto, 42 - Shopping ABC (Antigo Mappin ABC)	Indoor	Shopping Mall	-
745	27591	PRCTA0869	-25,4635	-49,29051111	PR	Curitiba	SHOPPING ÁGUA VERDE - AVENIDA REPÚBLICA ARGENTINA, 1927	Indoor	Shopping Mall	-
746	18946	SRCEFLA0299	-3,73333	-38,49777778	CE	Fortaleza	Av. Dom Luis, no. 500 (Shopping Aldeota)	Indoor	Shopping Mall	-
747	14539	MGNLA4722	-19,9862	-43,94726	MG	Nova Lima	Rua Senador Milton Campos, 115 - (Shopping Alta Vila)	Indoor	Shopping Mall	-
748	6721	SPWVF4169	-23,5618	-46,560542	SP	Sao Paulo	Av. Regente Feijó, 1739	Indoor	Shopping Mall	-
749	16998	SRRJCPS3057	-21,7636	-41,33308	RJ	Campos Dos Goytacazes	Av. 28 de Março, 574 - Shopping Avenida 28	Indoor	Shopping Mall	-
750	9201	SRBAPOK0201	-13,0067	-38,524524	BA	Salvador	AVENIDA CENTENARIO, 2992	Indoor	Shopping Mall	-
751	4159	PEBVT3241	-8,0599	-34,887764	PE	Recife	Rua do Giriquiti 48	Indoor	Shopping Mall	-
752	38449	SPGRS0084	-23,4341	-46,40342	SP	Guarulhos	Avenida Juscelino Kubitschek de Oliveira, 5308- Shopping Bonsucesso	Indoor	Shopping Mall	-
753	24800	SRGOGNA0304	-16,695	-49,265389	GO	Goiania	Rua 9, 1855	Indoor	Shopping Mall	-
754	45166	SRRJCPS3058	-21,7549	-41,34913	RJ	Campos Dos Goytacazes	Rua Doutor Silvio Bastos Tavares, 330 - Shopping Boulevard Campos	Indoor	Shopping Mall	-
755	17668	SRRJSCR3028	-22,9193	-43,25045	RJ	Rio De Janeiro	Rua Barão de São Francisco, 236 - Shopping Boulevard RioShopping antigo Iguatemi	Indoor	Shopping Mall	-
756	51182	ESVVA3847	-20,3924	-40,318042	ES	Vila Velha	Rodovia do Sol, Km 5000 (Shopping Boulevard Vila Velha)	Indoor	Shopping Mall	-
757	6783	SPWVS4237	-23,5844	-46,72507	SP	Sao Paulo	Av. Prof. Francisco Morato, 2718 - Shopping Butantã	Indoor	Shopping Mall	-
758	38438	SPWCL0085	-23,6495	-46,75729	SP	Sao Paulo	Estrada do Campo Limpo, 45 - Shopping Campo Limpo	Indoor	Shopping Mall	-
759	44607	RSCAN0958	-29,9103	-51,18295	RS	Canoas	AV GUILHERME SCHELL 6750/ TE	Indoor	Shopping Mall	-
760	19772	PABLM2198	-1,40388	-48,430556	PA	Belem	Rod. BR - 316, Km 1, s/n (Shopping Castanheira)	Indoor	Shopping Mall	-
761	6230	SPWCO2634	-23,5584	-46,6595	SP	Sao Paulo	Av. Paulista, 2064 - Shopping Center 3	Indoor	Shopping Mall	-
762	44758	SPFND1291	-20,2714	-50,23365	SP	Fernandopolis	Av. Litério Grecco, 600 - Shopping Center Fernandópolis	Indoor	Shopping Mall	-
763	6426	SPWLP2883	-23,5212	-46,7008	SP	Sao Paulo	R. Guaicurus, esquina com a Rua Catão - Shopping Center Lapa	Indoor	Shopping Mall	-
764	6727	SPWVG4173	-23,5154	-46,61786	SP	Sao Paulo	TV CASALBUONO, 120	Indoor	Shopping Mall	-
765	6495	SPWPH3954	-23,5238	-46,54694	SP	Sao Paulo	R. Doutor João Ribeiro,304 - Shopping Center Penha	Indoor	Shopping Mall	-
766	5254	SPRCO2868	-22,412	-47,55475833	SP	Rio Claro	Av. Conde Francisco Matarazzo, 205 - Shopping Center Rio Claro	Indoor	Shopping Mall	-
767	13995	SRMGCTO4195	-19,9217	-43,939893	MG	Belo Horizonte	Rua Tupis, 337 - Shopping Cidade	Indoor	Shopping Mall	-
768	27208	PRIND0399	-25,4724	-49,25280556	PR	Curitiba	AVENIDA MARECHAL FLORIANO PEIXOTO, 4880	Indoor	Shopping Mall	-
769	5359	SPSJC5482	-23,2057	-45,90733333	SP	Sao Jose Dos Campos	Av. São João, 2200 - Shopping Colinas	Indoor	Shopping Mall	-
770	6497	SPWPI3937	-23,5202	-46,62322	SP	Sao Paulo	AV. CRUZEIRO DO SUL, 1100 - SHOPPING D	Indoor	Shopping Mall	-
771	6307	SPWIB3783	-23,6088	-46,69695	SP	Sao Paulo	Av. das Naçoes Unidas, 12555 - Shopping D&D	Indoor	Shopping Mall	-
772	17180	SRRJGAV3036	-22,9751	-43,228487	RJ	Rio De Janeiro	Rua Marquês de São Vicente, 52 - Shopping da Gávea	Indoor	Shopping Mall	-
773	53050	SRMASLS1686	-2,52753	-44,255088	MA	Sao Luis	Av. Daniel de La Touche, 987	Indoor	Shopping Mall	-
774	13810	SRMGCAI4197	-19,8895	-43,967975	MG	Belo Horizonte	Avenida Presidente Carlos Luz, 3001 - Shopping Del Rey	Indoor	Shopping Mall	-
775	6507	SPWPN3976	-23,5725	-46,69588	SP	Sao Paulo	Av. Rebouças, 3970	Indoor	Shopping Mall	-
776	6159	SPWBV3590	-23,5539	-46,65269	SP	Sao Paulo	R. Frei Caneca, 569 - Shopping Frei Caneca	Indoor	Shopping Mall	-
777	50637	SPCOA0258	-23,5922	-46,83274	SP	Cotia	Rodovia Raposo Tavares, km 23	Indoor	Shopping Mall	-
778	4305	PEJBO3326	-8,16833	-34,918886	PE	Jaboatao Dos Guararapes	Avenida Barreto de Menezes 800	Indoor	Shopping Mall	-
779	6459 / 22802	SPWMM3912 / SPWMM2797	-23,6099	-46,66645	SP	Sao Paulo	Av. Ibirapuera, 3103 - Shopping Ibirapuera	Indoor	Shopping Mall	-
780	18945	SRCEFLA0298	-3,7575	-38,48805556	CE	Fortaleza	Av. Washington Soares, no. 85 (Shopping Iguatemi)	Indoor	Shopping Mall	-
781	44442	SPWPN0266	-23,5781	-46,6887	SP	Sao Paulo	Rua Angelina Maffei Vita, s/nº - Shopping Iguatemi - Expansão Fase III	Indoor	Shopping Mall	-
782	6508	SPWPN3977	-23,5769	-46,688	SP	Sao Paulo	Av. Brig. Faria Lima, 2232	Indoor	Shopping Mall	-
783	25802	RSIND0529	-29,1766	-51,21786	RS	Caxias Do Sul	RST 453 2787 SN	Indoor	Shopping Mall	-
784	8909	SRBABDA0202	-12,9813	-38,46497222	BA	Salvador	AVENIDA TANCREDO NEVES, 42-152, SHOPPING IGUATEMI SALVADOR	Indoor	Shopping Mall	-
785	6194	SPWCG3654	-23,674	-46,6768	SP	Sao Paulo	AV. INTERLAGOS, 2255 - Shopping Interlagos	Indoor	Shopping Mall	-
786	26628	SCIND0277	-27,5855	-48,614708	SC	Sao Jose	RUA GERONCIO THIVES	Indoor	Shopping Mall	-
787	9082	SRBAIGW0096	-12,9964	-38,463821	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 848, SHOPPING ITAIGARA	Indoor	Shopping Mall	-
788	4652	SPARQ2842	-21,7827	-48,20135556	SP	Araraquara	Acesso Engenheiro Heitor de Souza Pinheiro, 2270 - Shopping Jaraguá	Indoor	Shopping Mall	-
789	6702	SPWVA4154	-23,6311	-46,73585	SP	Sao Paulo	Av. Giovanni Gronchi, 5819 - Shopping Jardim Sul	Indoor	Shopping Mall	-
790	4923	SPGJA2852	-23,9977	-46,25663889	SP	Guaruja	Av. Marechal Deodoro da Fonseca, 885	Indoor	Shopping Mall	-
791	6724	SPWVG2884	-23,5146	-46,6153	SP	Sao Paulo	Av. Otto Baumgart, 500 - Shopping Lar Center	Indoor	Shopping Mall	-
792	6088	SPWAC2885	-23,5659	-46,5034	SP	Sao Paulo	Av. Aricanduva, 5555 - Shopping Leste Aricanduva	Indoor	Shopping Mall	-
793	6548	SPWRE2886	-23,5466	-46,63857	SP	Sao Paulo	R. Coronel Xavier de Toledo, 23 - Shopping Light	Indoor	Shopping Mall	-
794	40763	SPWBS0086	-23,5364	-46,61826	SP	Sao Paulo	Rua Barão de Ladário, 566/670 - Shopping Mega Polo Moda	Indoor	Shopping Mall	-
795	50635	ESSEA3846	-20,2397	-40,274839	ES	Serra	Av. João Palácios, 300 (SHOPPING MESTRE ALVARO)	Indoor	Shopping Mall	-
796	6676	SPWTA2887	-23,539	-46,5763	SP	Sao Paulo	R. Gonçalves Crespo, 78 - Shopping Metrô Boulevard Tatuapé	Indoor	Shopping Mall	-
797	6334	SPWIT2888	-23,5407	-46,4702	SP	Sao Paulo	Av. José Pinheiro Borges, s/n - Shopping Metrô Itaquera	Indoor	Shopping Mall	-

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

Sharing Contract

Annex 2 - Remuneration

#	Keycode	Site ID	Geolocation: Latitude (decimal)	Geolocation: Longitude (decimal)	Fed. Unit	Municipality	Address	Site Type	Structure Type	Height (m)	Base Fee: WEA Installed *	Base Remuneration: Liquid Base Fee (BRL/month)	Additional Remuneration Due at Date of Conclusion (BRL/Month)	RanSharing: # of Operators	RanSharing: Client(s)	RanSharing: Monthly Liq. Amount (BRL/Month)	Passthrough Reimbursement: Property	Passthrough Reimbursement: Liquid Rent (BRL/Month)	Increase of Regularization Cost Transfer (BRL/Month)
1	530684	RJTQR0354	-22.93128	-43.37302	RJ	Rio De Janeiro	Estrada do Guerenguê, 96	Greenfield	Post	30	12.64	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
2	531174	SPWFO3737	-23.46781	-46.70028	SP	Sao Paulo	ESTRADA DO SABÃO, Nº 456 - FREGUESIA DO Ó	Greenfield	Self-supporting	40	3.54	4,400.00	0.00	0	-	0.00	Third Party Property	2,917.03	0.00
3	531686	SPCAO4938	-23.87822	-46.41487	SP	Cubatao	RUA JOSE GONÇALVES TORRES S.N - CUBATÃO/SP	Greenfield	Self-supporting	50	2.19	4,400.00	0.00	0	-	0.00	Third Party Property	4,870.71	0.00
4	531712	RJLJR2002	-22.93634	-43.18478	RJ	Rio De Janeiro	Rua Álvaro Chaves, 41 – Laranjeiras	Rooftop	Mast	5	2.603	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
5	532110	SPWCV3688	-23.50250	-46.66111	SP	Sao Paulo	RUA PROFª VILMA VIEIRA, 21 - CASA VERDE	Greenfield	Self-supporting	40	2.7	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
6	532142	SPWMM3911	-23.60200	-46.66100	SP	Sao Paulo	Av. Moema, 81 - Planalto Paulista, São Paulo - SP	Rooftop	Mast	(2,2+2,2+2,2)	2.451	4,400.00	0.00	0	-	0.00	Third Party Property	19,090.36	0.00
7	532672	SPWPC3942	-23.57110	-46.47742	SP	Sao Paulo	RUA MANOEL DA MATA SÁ 170	Greenfield	Self-supporting	60	2.702	4,400.00	0.00	0	-	0.00	Third Party Property	10,000.00	0.00
8	532686	SPWFO3735	-23.48425	-46.70389	SP	Sao Paulo	RUA ISANGA, Nº 521 - FREGUESIA DO Ó	Greenfield	Self-supporting	40	3.67	4,400.00	0.00	0	-	0.00	Third Party Property	3,407.51	0.00
9	532730	SPWCM3694	-23.67366	-46.66202	SP	Sao Paulo	Rua Pedro Rodrigues Beja, 111 – Vila Marari	Greenfield	Self-supporting	60.5	2.74	4,400.00	0.00	0	-	0.00	Third Party Property	5,000.00	0.00
10	532850	SPWVP4163	-23.56756	-46.54750	SP	Sao Paulo	RUA ANTONIO REIS N 11B – CHÁCARA BELENZINHO	Greenfield	Self-supporting	40	4.914	4,400.00	0.00	0	-	0.00	Third Party Property	4,735.82	0.00
11	532893	SPWPT3936	-23.48417	-46.71278	SP	Sao Paulo	Rua Dr João Toniolo 535 – Jardim São José	Greenfield	Self-supporting	40	3.647	4,400.00	0.00	0	-	0.00	Third Party Property	2,471.47	0.00
12	533034	SPWCM3695	-23.68030	-46.64960	SP	Sao Paulo	RUA FERRUCIO SANDOLI 232 – SÃO PAULO	Greenfield	Self-supporting	40	3.64	4,400.00	0.00	0	-	0.00	Third Party Property	3,241.60	0.00
13	533370	SPWST3117	-23.62373	-46.69874	SP	Sao Paulo	Av. Roque Petroni Júnior, 1089 - Chácara Santo Antônio (Zona Sul), São Paulo - SP	Rooftop	Mast	10	2.068	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
14	533392	SPWBM2184	-23.48442	-46.47972	SP	Sao Paulo	RUA FIORAVANTE LOPES GARCIA 850	Greenfield	Self-supporting	40	20.01	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
15	533543	SPWVD3048	-23.49410	-46.58740	SP	Sao Paulo	Rua Oscar de Medeiros, 164, Vila Medeiros	Greenfield	Self-supporting	40	12	4,400.00	0.00	0	-	0.00	Third Party Property	11,058.60	0.00
16	533567	SPWGR3743	-23.75540	-46.70100	SP	Sao Paulo	Rua DR. Antônio Simões de Carvalho,105 - Jd. São Bernardo -São Paulo - SP	Greenfield	Self-supporting	40	9.58	4,400.00	0.00	0	-	0.00	Third Party Property	3,622.33	0.00
17	576635	RNJAP5735	-6.47113	-35.94375	RN	Japi	Rua Bela Vista, s/n - Japi	Greenfield	Self-supporting	30	15	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
18	579525	S2CEFLA0232	-3.73182	-38.49388	CE	Fortaleza	Rua Vicente Leite, 630 - Meireles	Rooftop	Mast	(3+3+1,5)	10.156	4,400.00	0.00	0	-	0.00	Third Party Property	4,095.33	0.00
19	579606	S2CEFLA0114	-3.73948	-38.48196	CE	Fortaleza	Edifício San Lucas - Rua Prof. São Ribeiro, 420 Papicu	Rooftop	Mast	2.2	2.20608	4,400.00	0.00	0	-	0.00	Third Party Property	4,863.83	0.00
20	579717	S2CEFLA0198	-3.73215	-38.51616	CE	Fortaleza	RUA PINTO MADEIRA,757	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
21	579784	S2CEFLA0202	-3.74215	-38.51107	CE	Fortaleza	AVENIDA ANTONIO SALES, 1317,	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
22	581502	CEMUL0416	-4.31039	-39.00230	CE	Mulungu	Rodovia CE-065 (trecho Mulungú-Aratuba), s/n - Morro da CETEL	Greenfield	Self-supporting	40	14.71	4,400.00	0.00	0	-	0.00	Third Party Property	N/A	0.00
23	646902	MGSHX4708	-19.33608	-43.61795	MG	Santana Do Riacho	Rua do Engenho, s/nº	Greenfield	Self-supporting	36	16.67	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
24	647720	MGUBA4872	-19.88454	-47.82707	MG	Uberaba	Rod. BR-050, Km 195	Greenfield	Self-supporting	70	6.73	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
25	647841	MGASL5030	-18.11226	-44.25524	MG	Augusto De Lima	R. Geraldo Lopes Alvim, 314	Greenfield	Self-supporting	40	3.76	4,400.00	0.00	0	-	0.00	Third Party Property	1,160.71	0.00
26	648707	PRPGO0516	-25.12753	-50.15406	PR	Ponta Grossa	RUA THAUMATURGO DE AZEVEDO - 82.	Rooftop	Mast	6	2.47	4,400.00	0.00	0	-	0.00	Third Party Property	2,250.00	0.00
27	648791	PRPLM0254	-26.47733	-52.00303	PR	Palmas	RUA SEBASTIÃO CORREA MOURA, S/N	Greenfield	Self-supporting	40	11.98	4,400.00	0.00	2	[PENDING OI]	2,500.00	Not Informed	NOT INFORMED	0.00
28	649623	PRCTA0667	-25.42192	-49.25950	PR	Curitiba	RUA UBALDINO DO AMARAL, 37, ESTÁDIO COUTO PEREIRA	Rooftop	Mast	(4,2+4,2+4,2)	5.93	4,400.00	0.00	0	-	0.00	Third Party Property	8,344.58	0.00
29	652212	PRCTA0546	-25.39806	-49.24442	PR	Curitiba	AVENIDA PARANÁ 1758	Rooftop	Mast	(3+3+3)	2.04	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
30	652264	BAIAP1143	-12.88553	-38.68092	BA	Itaparica	AV JUTAHY MAGALHAES, 600	Greenfield	Self-supporting	35	4.88	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
31	654565	S2BABRR0019	-12.97002	-38.48949	BA	Salvador	RUA BERNARDO SPECTOR, 94	Greenfield	Self-supporting	30	2.9	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
32	655624	MGBCA5006	-21.23776	-43.79795	MG	Barbacena	Morro monte Mário - s/nº	Greenfield	Self-supporting	61.5	142.57	4,400.00	0.00	2	[PENDING OI]	2,500.00	Third Party Property	2,508.44	0.00
33	656072	PRCTA0661	-25.42631	-49.27564	PR	Curitiba	RUA TREZE DE MAIO, 981	Rooftop	Mast	6	2.19	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
34	657145	PRMGA0556	-23.39575	-51.91925	PR	Maringa	AV. DONA SOPHIA RASGULAEFF,466	Rooftop	Mast	6	3.21	4,400.00	0.00	0	-	0.00	Third Party Property	5,372.78	0.00
35	658575	BAILH0606	-14.76342	-39.06364	BA	Ilheus	AVENIDA PROCLAMACAO, S/N	Greenfield	Self-supporting	40	8.52	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
36	658664	PRCTA0678	-25.43786	-49.28203	PR	Curitiba	RUA COMENDADOR ARAUJO, 730, HOTEL IBIS	Rooftop	Mast	(4+4)	2.55	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
37	658896	PRORG0252	-24.21139	-50.92528	PR	Ortigueira	RUA SÃO PAULO, 99	Greenfield	Self-supporting	46	13.87	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
38	659280	PRCPM0685	-24.03700	-52.36900	PR	Campo Mourao	Rua Laurindo Borges, 1398 - Centro, Campo Mourão - PR	Rooftop	Mast	(4+4)	(0,810 + 0,426)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
39	660130	S2BABRR0061	-12.98839	-38.48106	BA	Salvador	AVENIDA DOM JOAO VI, 466	Greenfield	Self-supporting	23	8.61	4,400.00	0.00	0	-	0.00	Third Party Property	5,980.15	0.00
40	660433	PRFOZ0722	-25.53894	-54.57558	PR	Foz Do Iguacu	Rua Rui Barbosa, 786	Rooftop	Mast	(4+4)	(0,73+ 1,47)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
41	660434	PRFOZ0706	-25.53797	-54.58844	PR	Foz Do Iguacu	Rua Rui Barbosa, 475	Rooftop	Mast	(5+5)	(0,77 + 1,52)	4,400.00	0.00	0	-	0.00	Third Party Property	2,584.61	0.00
42	660515	PRCTA0651	-25.38389	-49.23203	PR	Curitiba	AVENIDA PARANA 3825	Rooftop	Mast	(6+4+4+4+4+4)	4.09	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
43	661250	BABRS1110	-12.14075	-44.99714	BA	Barreiras	RUA ABILIO FARIAS, 455	Greenfield	Self-supporting	30	3.48	4,400.00	0.00	2	[PENDING OI]	2,500.00	Not Informed	NOT INFORMED	0.00
44	662356	PRLDA0424	-23.30091	-51.16530	PR	Londrina	Av. Higienópolis, 70 - Jardim Higienopolis	Rooftop	Mast	(6+6+6)	2,43 (0,810 + 0,810 + 0,810)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
45	662571	RSFXO0573	-29.57009	-53.43772	RS	Faxinal Do Soturno	RUA JULIO DE CASTILHOS, S/N	Greenfield	Self-supporting	36	18.93	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
46	662983	PRCTA0690	-25.43442	-49.26106	PR	Curitiba	Rua Mariano Torres, 916	Rooftop	Mast	(4+4)	(0,8 + 1,47)	4,400.00	0.00	0	-	0.00	Third Party Property	4,236.71	0.00
47	878570	S2BAASG0093	-12.98063	-38.51106	BA	Salvador	RUA DA MOURARIA, 6	Rooftop	Mast	3.5	3.21	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
48	879478	S2BAPC003008	-12.99056	-38.51011	BA	Salvador	RUA PROFESSOR ARISTIDES NOVIS, 12, FEDERAÇÃO	Rooftop	Mast	(7+7+7)	3.34	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
49	4624370	PRSLF0788	-26.17609	-53.36136	PR	Salgado Filho	Rua Ruy Barbosa, s/nº	Greenfield	Self-supporting	50	3.19	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
50	7140610	ALPYH2286	-9.62278	-37.76775	AL	Piranhas	AVENIDA SERGIPE, S/N	Greenfield	Self-supporting	60	2.4	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
51	7140676	PEBVG3059	-8.11908	-34.89607	PE	Recife	Boa Viagem Rua Padre Carapuceiro 240,Edf Waleska	Rooftop	Mast	(5+5+5)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,914.28	0.00
52	7140711	PEESP3020	-8.03494	-43.89203	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	Mast	(4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
53	7140780	PERCE3244	-8.06523	-34.87344	PE	Recife	RUA CAIS DA ALFÂNDEGA, S/N – SHOPPING ALFÂNDEGA	Rooftop	Mast	3	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	10,035.07	0.00
54	7141039	SPFAC4955	-20.53422	-47.40850	SP	Franca	Rua Voluntário Mario Marino, 2043 – Higienópolis	Rooftop	Mast	(3,02+3,02+3,02)	(0,98 + 0,48 + 0,48)	4,400.00	0.00	0	-	0.00	Third Party Property	3,707.21	0.00
55	7141041	SPFAC4958	-20.52930	-47.39200	SP	Franca	Av. Presidente Vargas 666 – Cidade Nova, Franca - SP	Rooftop	Mast	(5+5+5)	2,024 (1,504+0,260+0,260)	4,400.00	0.00	0	-	0.00	Third Party Property	20,875.58	0.00
56	7141226	SPWCS3728	-23.63600	-46.61400	SP	Sao Paulo	Rua Girolamo Dal Libri, 433 - Vila Moraes	Rooftop	Mast	10	2.569	4,400.00	0.00	0	-	0.00	Third Party Property	3,325.46	0.00
57	7141263	SPWAA3536	-23.53400	-46.48400	SP	Sao Paulo	Rua da Padroeira, 83 - Jardim Nordeste, São Paulo - SP	Rooftop	Mast	6	3.975	4,400.00	0.00	0	-	0.00	Third Party Property	4,911.30	0.00
58	7141286	SPOCO4536	-23.54086	-46.76042	SP	Osasco	Rua Rosa D'ângelo Pisapia, 156 – Vila Yara	Rooftop	Mast	6	2.849	4,400.00	0.00	0	-	0.00	Third Party Property	6,485.00	0.00
59	7141345	SPSBO4596	-23.70003	-46.55515	SP	Sao Bernardo Do Campo	Rua Ruy Barbosa, 260	Rooftop	Mast	(5+5+5)	(1,04 + 1,58 + 0,83)	4,400.00	0.00	0	-	0.00	Third Party Property	6,280.71	0.00
60	7141350	SPWBE3603	-23.54937	-46.58456	SP	Sao Paulo	RUA JOAO BATISTA DE LACERDA, 261	Rooftop	Mast	(4+4+1)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,963.52	0.00
61	7141375	SPSBO4607	-23.71126	-46.54868	SP	Sao Bernardo Do Campo	Rua Municipal, 193	Rooftop	Mast	(4+4+4)	(1,04 + 1,47 + 0,83)	4,400.00	0.00	0	-	0.00	Third Party Property	12,916.36	0.00
62	7141378	SPWBF3583	-23.53100	-46.66600	SP	Sao Paulo	Av. Francisco Matarazzo, 229 - Água Branca, São Paulo - SP	Rooftop	Mast	(5+5+5)	2.17	4,400.00	0.00	0	-	0.00	Third Party Property	4,470.56	0.00
63	7141379	SPWBF3585	-23.51700	-46.67700	SP	Sao Paulo	Rua Josef Kryss, 319 - Parque Industrial Tomas Edison	Rooftop	Mast	(6+6+6+3)	7,873 (0,655+0,909+4,524+1,786)	4,400.00	0.00	0	-	0.00	Third Party Property	8,184.23	0.00
64	7141462	SPSBO4630	-23.72693	-46.54471	SP	Sao Bernardo Do Campo	Rua Nelsa Antônio, 128 – Ferrazópolis – São Bernardo do Campo	Rooftop	Mast	(4+10)	(0,565 + 4,230)	4,400.00	0.00	0	-	0.00	Third Party Property	6,255.03	0.00
65	7141466	SPSCN4637	-23.61071	-46.57441	SP	Sao Caetano Do Sul	Rua Archieto Ferrari, 118 – Santo Antônio – São Caetano do Sul	Rooftop	Mast	(4+4+3)	0.862	4,400.00	0.00	0	-	0.00	Third Party Property	7,356.26	0.00
66	7141473	SPWBV3589	-23.56609	-46.65031	SP	Sao Paulo	AVENIDA PAULISTA, 810	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
67	7141532	SPWCB3641	-23.63666	-46.66083	SP	Sao Paulo	Rua Riberoles, 274 – Vila Paulista	Rooftop	Mast	(4+4+4)	3.683	4,400.00	0.00	0	-	0.00	Third Party Property	2,718.61	0.00
68	7141620	SPMMM5160	-22.43979	-46.96703	SP	Mogi Mirim	Rua Coronel Venâncio Ferreira Alves Adorno, 89 – Saúde	Rooftop	Mast	(6+6+6+2)	7.158	4,400.00	0.00	0	-	0.00	Third Party Property	5,921.07	0.00
69	7141726	SPRPO5341	-21.18731	-47.80719	SP	Ribeirao Preto	Rua Bernardino de Campos, 1236	Rooftop	Mast	(3+5+5)	(0,47 + 3,05 + 1,91)	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
70	7141794	SPSTB5363	-22.75586	-47.41877	SP	Santa Barbara Doeste	RUA TREZE DE MAIO, 749 - CENTRO	Rooftop	Mast	(4+4+4)	4,853 (0,939+0,826+1,362)	4,400.00	0.00	0	-	0.00	Third Party Property	3,832.03	0.00
71	7141806	SPSJC5460	-23.19207	-45.89044	SP	Sao Jose Dos Campos	Rua Euclides Miragaia, 26 – Centro	Rooftop	Mast	1.5	1.49	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
72	7141834	SPPGE5272	-24.01300	-46.41500	SP	Praia Grande	AV. PRESIDENTE COSTA E SILVA, 13 – PRAIA GRANDE - SP	Rooftop	Mast	(6+6+6)	(2,375 + 1,024 + 1,731)	4,400.00	0.00	0	-	0.00	Third Party Property	6,109.07	0.00
73	7141838	SPSJC5472	-23.17023	-45.88916	SP	Sao Jose Dos Campos	Avenida São José, 626 – Jardim Bela Vista	Rooftop	Mast	(4+4+4+4+4)	6.965	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	10,797.55	0.00
74	7141843	SPSTS5379	-23.95000	-46.34600	SP	Santos	Rua Saturnino de Brito, 256 – Marapé – Santos	Rooftop	Mast	(3+3+6)	3.579	4,400.00	0.00	0	-	0.00	Third Party Property	5,140.61	0.00
75	7141935	SPSTS5386	-23.94600	-46.33000	SP	Santos	Av. Ana Costa, 121 - Vila Mathias	Rooftop	Mast	(3+3+3+3)	3.272	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
76	7141911	SPSTS5403	-23.97000	-46.31100	SP	Santos	Rua Vergueiro Steidel, 304 - Aparecida	Rooftop	Mast	(3+3+3)	3.249	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
77	7141970	SPSUM5601	-22.84806	-47.18647	SP	Sumare	Rua João Antônio Soares, 18 – Jd. Bom Retiro - Sumaré	Rooftop	Mast	8	3.78	4,400.00	0.00	0	-	0.00	Third Party Property	3,690.06	0.00
78	7142017	S2BAIGW0058	-12.99489	-38.47080	BA	Salvador	RUA RUBENS GUELLI, 134	Rooftop	Mast	10	2.72	4,400.00	0.00	0	-	0.00	Third Party Property	7,094.73	0.00
79	7142098	S2BASCT0132	-12.93032	-38.34137	BA	Salvador	Alameda Praia de Guarapari, 349-A, Stella Maris	Greenfield	Self-supporting	30	11.76	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
80	7142202	S2BAGGG1233	-14.32689	-39.46868	BA	Gongogi	Rua da Igreja, S/N – Centro	Greenfield	Self-supporting	40	24	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
81	7142381	BARCL0440	-11.48611	-37.93130	BA	Rio Real	RUA CORONEL BENVENUTO, S/N	Greenfield	Self-supporting	70	14.16	4,400.00	0.00	2	[PENDING OI]	2,500.00	Own Property	N/A	0.00
82	7142397	SPWPN3988	-23.58028	-46.67972	SP	Sao Paulo	Avenida Nove de Julho, 5624 – Jardim Paulista – São Paulo	Rooftop	Mast	10	2.694	4,400.00	0.00	0	-	0.00	Third Party Property	11,531.07	0.00
83	7142403	SPWTA4138	-23.54583	-46.56694	SP	Sao Paulo	Rua Cantagalo, 738 – Vila Gomes Cardim - SP	Rooftop	Mast	(3+3+3)	2.909	4,400.00	0.00	0	-	0.00	Third Party Property	8,858.30	0.00
84	7142448	SPWPZ3963	-23.53269	-46.67489	SP	Sao Paulo	Rua Dr. Homem de Melo, 1186 - Perdizes	Rooftop	Mast	(3+3+3+4+4)	3.061	4,400.00	0.00	0	-	0.00	Third Party Property	8,524.28	0.00
85	7142449	SPWPZ3964	-23.53722	-46.66833	SP	Sao Paulo	Rua Dr. Homem de Melo, 352 – Perdizes – São Paulo	Rooftop	Mast	(4+4+4)	2.493	4,400.00	0.00	0	-	0.00	Third Party Property	8,609.03	0.00
86	7142464	SPWJQ3800	-23.63890	-46.64620	SP	Sao Paulo	Rua das Oiticicas, 149 – Pq. Jabaquara - São Paulo - SP	Rooftop	Mast	(8+8)	2.409	4,400.00	0.00	0	-	0.00	Third Party Property	4,024.16	0.00
87	7142465	SPWJQ3801	-23.65295	-46.65291	SP	Sao Paulo	Rua Miamos, 104 – Vila Santa Catarina - SP	Rooftop	Mast	(3+3+3)	2.549	4,400.00	0.00	0	-	0.00	Third Party Property	4,055.96	0.00
88	7142466	SPWJQ3802	-23.63600	-46.63800	SP	Sao Paulo	Av. Leonardo da Vinci, 372 - Vila Guarani	Rooftop	Mast	(4+4+4)	4.847	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
89	7142473	SPWRE4007	-23.53657	-46.64558	SP	Sao Paulo	Alameda Barão de Limeira, 478 - Campos Elíseos, São Paulo - SP	Rooftop	Mast	(6+6+6+3)	4.483	4,400.00	0.00	0	-	0.00	Third Party Property	3,650.07	0.00
90	7142476	SPWRE4010	-23.54935	-46.63640	SP	Sao Paulo	Avenida Cásper Líbero, 58 – Centro Histórico de São Paulo	Rooftop	Mast	(4+4+4)	2.054	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
91	7142477	SPWRE4011	-23.55264	-46.64506	SP	Sao Paulo	Rua Conselheiro Ramalho, 104 – Bela Vista	Rooftop	Mast	(4+4+4+4+4)	2.637	4,400.00	0.00	0	-	0.00	Third Party Property	3,832.47	0.00
92	7142514	SPWVJ4178	-23.50200	-46.45000	SP	Sao Paulo	Rua Édipo Feliciano, 100 - Vila Jacuí, São Paulo – SP	Rooftop	Mast	(3+3+3+3)	27.396	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
93	7142554	SPWLB3880	-23.55867	-46.63043	SP	Sao Paulo	Rua do Glicério, 731 – Liberdade – São Paulo	Rooftop	Mast	(4+4+4)	2.52	4,400.00	0.00	0	-	0.00	Third Party Property	5,790.02	0.00
94	7142555	SPWLB3881	-23.56344	-46.63922	SP	Sao Paulo	Rua Vergueiro, 168 – Liberdade – São Paulo	Rooftop	Mast	(4+4+4)	2.006	4,400.00	0.00	0	-	0.00	Third Party Property	7,282.79	0.00
95	7142556	SPWLB3882	-23.57694	-46.64028	SP	Sao Paulo	Rua Vergueiro, 1651 – Vila Mariana	Rooftop	Mast	(3+3+3)	3,08 (1,29 + 0,65 +1,14)	4,400.00	0.00	0	-	0.00	Third Party Property	9,132.83	0.00
96	7142570	SPWVM4207	-23.58472	-46.61861	SP	Sao Paulo	Rua Miriam, 310 – Jardim da Glória	Rooftop	Mast	(4+4+4)	2,786 (0,778+1,230+0,778)	4,400.00	0.00	0	-	0.00	Third Party Property	4,157.11	0.00
97	7142574	SPWVM4212	-23.57880	-46.64330	SP	Sao Paulo	Rua Eça de Queiroz, 258 – Vila Mariana - SP	Rooftop	Mast	(3+3+3)	2.896	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
98	7142585	SPWLP3868	-23.53030	-46.70444	SP	Sao Paulo	Rua Tonelero, 239 – Vila Ipojuca – São Paulo - SP	Rooftop	Mast	(3+3+3+6+6+6)	2.55	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
99	7142587	SPWLP3870	-23.53030	-46.69600	SP	Sao Paulo	Rua Marcelina, 394 – Vila Romana - SP	Rooftop	Mast	(6+6+6)	2.213	4,400.00	0.00	0	-	0.00	Third Party Property	6,215.58	0.00
100	7142593	SPWSC4040	-23.53400	-46.65500	SP	Sao Paulo	Rua Albuquerque Lins, 374 - Santa Cecília, São Paulo - SP	Rooftop	Mast	(4+4+4+4+4)	4,503 (0,529+1,131+1,712+1,131	4,400.00	0.00	0	-	0.00	Third Party Property	5,445.87	0.00
101	7142598	SPWSD4078	-23.50528	-46.73694	SP	Sao Paulo	Av. General Charles de Gaulle, 208 – Pq. São Domingos	Rooftop	Mast	4	3,099 (1,94+0,936+1,069)	4,400.00	0.00	0	-	0.00	Third Party Property	8,013.03	0.00
102	7142601	SPWVM4216	-23.59800	-46.63400	SP	Sao Paulo	R. Joel Jorge de Melo, 62 - Vila Mariana	Rooftop	Mast	(4+4+4)	3.589	4,400.00	0.00	0	-	0.00	Third Party Property	8,916.63	0.00
103	7142631	SPWSE4123	-23.54796	-46.63106	SP	Sao Paulo	Rua 25 de março, 197 - Centro Histórico de São Paulo	Rooftop	Mast	(6+6+3)	3.099	4,400.00	0.00	0	-	0.00	Third Party Property	5,818.83	0.00
104	7142632	SPWSE4124	-23.55179	-46.63543	SP	Sao Paulo	Praça Doutor João Mendes, 62 – Liberdade	Rooftop	Mast	(6+6+6)	3,65 (0,48+0,59+0,58)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
105	7142645	SPWMM3898	-23.57547	-46.65640	SP	Sao Paulo	RUA SALTO, 70 – MOEMA	Rooftop	Mast	(3+4+4+4+4)	2.89	4,400.00	0.00	0	-	0.00	Third Party Property	10,262.81	0.00
106	7142647	SPWMM3901	-23.61100	-46.66800	SP	Sao Paulo	Av. dos Imarés, 88 - Indianópolis, São Paulo - SP	Rooftop	Mast	(10+10+6)	9.714	4,400.00	0.00	0	-	0.00	Third Party Property	7,552.74	0.00
107	7142649	SPWMM3903	-23.60555	-46.66805	SP	Sao Paulo	Alameda Jauaperi, 1083 – Moema - SP	Rooftop	Mast	(3+3+3)	2.629	4,400.00	0.00	0	-	0.00	Third Party Property	19,497.96	0.00
108	7142650	SPWMM3904	-23.59734	-46.66023	SP	Sao Paulo	Rua Professor Martins Santana, 100 – Vl. Nova Conceição	Rooftop	Mast	(6+7)	2,125 (0,823 + 1,30)	4,400.00	0.00	0	-	0.00	Third Party Property	5,883.03	0.00
109	7142659	SPWIB3768	-23.59690	-46.67867	SP	Sao Paulo	Rua Piandeiras, 479 – Itaim Bibi	Rooftop	Mast	(6+6+6)	3.744	4,400.00	0.00	0	-	0.00	Third Party Property	6,000.00	0.00
110	7142705	SPWMR3927	-23.61167	-46.70493	SP	Sao Paulo	Avenida Barão de Monte Mor, 75 – Vila Morumbi	Rooftop	Mast	(4+4+4+4+3)	3.081	4,400.00	0.00	0	-	0.00	Third Party Property	7,330.78	0.00
111	7142710	SPWSN4057	-23.49560	-46.62550	SP	Sao Paulo	Rua Voluntários da Pátria, 2798 - Santana, São Paulo - SP	Rooftop	Mast	(3+3+3+6)	2.81	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
112	7142763	SPWST4075	-23.63994	-46.71083	SP	Sao Paulo	Rua Professor Manoelito de Ornellas, 104 - Chácara Santo Antônio - SP	Rooftop	Mast	(4+4+4)	2.662	4,400.00	0.00	0	-	0.00	Third Party Property	9,511.03	0.00
113	7142781	SPWSU4103	-23.61500	-46.63300	SP	Sao Paulo	Rua Estero Belaco 160 - Vila da Saúde, São Paulo - SP	Rooftop	Mast	(4+4+4)	3.061	4,400.00	0.00	0	-	0.00	Third Party Property	4,896.70	0.00
114	7142812	SPWSU4117	-23.61292	-46.63840	SP	Sao Paulo	Av. Jabaquara, 970 – Saúde – São Paulo	Rooftop	Mast	3	(2,72 + 1,66)	4,400.00	0.00	0	-	0.00	Third Party Property	7,000.00	0.00
115	7144288	DFSTM0777	-16.02139	-48.01944	DF	Brasilia	QUDRA 293, CONJ. 1, CASA 17 - SANTA MARIA	Rooftop	Mast	5	1.451	4,400.00	0.00	0	-	0.00	Third Party Property	1,200.00	0.00
116	7144310	SPWCH3032	-23.47194	-46.66667	SP	Sao Paulo	Av. Parada Pinto, 207 – Vl. Nova Cachoeirinha – São Paulo	Rooftop	Mast	(4+4+4)	(2,12+0,69+0,67)	4,400.00	0.00	0	-	0.00	Third Party Property	6,630.69	0.00
117	7144426	SPWCO3064	-23.54700	-46.65800	SP	Sao Paulo	Av. Angélica, 1683 - Santa Cecília, São Paulo - SP	Rooftop	Mast	(6,75+5,4)	(1,423 + 0,655)	4,400.00	0.00	0	-	0.00	Third Party Property	10,503.61	0.00
118	7144502	SPWSU3522	-23.60014	-46.65231	SP	Sao Paulo	Avenida Indianópolis, 1192 – (Clube Sírio Libanês) - Planalto Paulista, São Paulo	Rooftop	Mast	(3+3+3)	2.254	4,400.00	0.00	0	-	0.00	Third Party Property	13,795.53	0.00
119	7144619	AMSKV3426	-2.84319	-58.21368	AM	Silves	Rua Nova Tróia, 756	Greenfield	Self-supporting	56.27	9.58	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
120	7144692	PERCE3073	-8.05614	-34.87250	PE	Recife	RUA BRUM 463/485 RECIFE ANTIGO	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
121	7145243	SCFNS0458	-27.58091	-48.51513	SC	Florianopolis	Av. Madre Benvenuta, 687	Rooftop	Mast	(2,5+2,5)	(0,86+0,9)	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
122	7145269	SCFNS0500	-27.59130	-48.55270	SC	Florianopolis	R. Esteves Júnior, 366, Centro	Rooftop	Mast	(4+4+4)	(0,22 + 0,22 + 1,84)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
123	7145281	SCPRK0545	-26.44631	-53.59864	SC	Princesa	Rua Santa Catarina, s/nº	Greenfield	Self-supporting	50	1.33	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
124	7145310	SCRCP0546	-26.94797	-50.14000	SC	Rio Do Campo	Rua Tiradentes, s/nº, Centro	Greenfield	Self-supporting	50	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
125	7145411	PRCAB0735	-23.29078	-51.22873	PR	Cambe	RUA JOSÉ CARLOS MUFFATO,S/N	Greenfield	Self-supporting	50	2.72	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
126	7145498	3GSCFNS0405	-27.59194	-48.55444	SC	Florianopolis	Av. Rio Branco, 369	Rooftop	Mast	4	1.43	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
127	7145586	SCWUM0274	-26.91715	-49.86102	SC	Witmarsum	Estrada Geral, s/nº	Greenfield	Post	60	3.3	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
128	7145657	SCFNS0333	-27.63203	-48.52413	SC	Florianopolis	R. do Calafate, 113 – BL2 - PANTANAL	Rooftop	Mast	5.2	1.45	4,400.00	0.00	0	-	0.00	Third Party Property	3,420.29	0.00
129	7145659	SCFNS0340	-27.63175	-48.59342	SC	Florianopolis	Rua Antenor Morais, nº 42	Rooftop	Mast	(4+4+4)	(0,28+0,28+0,28)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
130	7146368	PRFOZ0721	-25.50586	-54.39086	PR	Foz Do Iguacu	Rua Carlos Souttomayor, 393	Greenfield	Self-supporting	15	3.88	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
131	7146296	PRCTA0545	-25.45206	-49.25350	PR	Curitiba	RUA JOQUEI CLUBE, 437	Rooftop	Mast	7.5	2.38	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
132	7146310	PRCTA0053	-25.40786	-49.25541	PR	Curitiba	Rua Belém, 43	Rooftop	Mast	(3+3)	(0,67 + 1,57)	4,400.00	0.00	0	-	0.00	Third Party Property	12,908.78	0.00
133	7146357	PRCTA0734	-25.42003	-49.28147	PR	Curitiba	Rua Visc. do Rio Branco, 803	Rooftop	Mast	6	1.42	4,400.00	0.00	0	-	0.00	Third Party Property	4,000.00	0.00
134	7146423	CEFLA0191	-3.73354	-38.49642	CE	Fortaleza	Avenida Washington Soares, nº 55	Rooftop	Mast	1.46	3.29	4,400.00	0.00	0	-	0.00	Third Party Property	8,310.83	0.00
135	7146677	PEBVG3037	-8.10019	-34.88736	PE	Recife	RUA RAUL AZEDO, 53	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,395.86	0.00
136	7147318	BAPXD4536	-10.09805	-38.04745	BA	Pedro Alexandre	Estrada Para Barreiras, S/N	Greenfield	Self-supporting	30	18.8	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
137	7147385	BACIS1208	-12.73811	-38.44071	BA	Candeias	Rua Alto da Boa Vista	Greenfield	Self-supporting	18.1	3	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
138	7148702	MGSAL1088	-22.12111	-45.07030	MG	Sao Lourenco	Alameda das Orquídeas, 385	Greenfield	Post	9.2	0.79	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
139	7148841	3GMGGVS5325	-18.87185	-41.95713	MG	Governador Valadares	Av. JK, 1157	Rooftop	Mast	(2,5+2+1,5+3+1,5+2,4)	2 + 1,05 + 0,53 +1,81 +0,53 +1,	4,400.00	0.00	2	[PENDING OI]	2,500.00	Provision Free of Charge	N/A	0.00
140	7148898	S2RSPAB0651	-29.97038	-51.18099	RS	Porto Alegre	RUA PROF. JOÃO DE SOUSA RIBEIRO, 859	Rooftop	Mast	1.77	2.87	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
141	7149040	BACXS4593	-12.43817	-37.91875	BA	Mata De Sao Joao	KM 76 - COMPLEXO COSTA DO SAUIPE	Rooftop	Mast	5	5.42	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
142	7150716	RJBGT0254	-23.02500	-43.55600	RJ	Rio De Janeiro	Estrada Roberto Burle Marx, 2667 - Barra Guaratiba	Rooftop	Mast	10	1.088	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
143	7150884	3GPRSIY0857	-22.70031	-51.79244	PR	Santo Inacio	RUA APRÍGIO ALVES FILHO, 831	Greenfield	Self-supporting	41	1.26	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
144	7150924	3GSCIUN0629	-26.82441	-53.27407	SC	Iraceminha	Rua Volmi José, 427, Centro	Greenfield	Self-supporting	30	5.08	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
145	693232	PRCPP3510	-23.18323	-50.65731	PR	Cornelio Procopio	AV. NOSSA SENHORA DO ROCIO,966	Rooftop	Mast	(6+6+6)	1.77	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
146	648290	MGJFA5020	-21.76208	-43.34952	MG	Juiz De Fora	Av. Barão do Rio Branco - 2288	Rooftop	Mast	(5+1,60+3)	(2,6 + 0,67 + 0,74)	4,400.00	0.00	0	-	0.00	Third Party Property	8,112.02	0.00
147	878929	S2MASLS1543	-2.53056	-44.29880	MA	Sao Luis	Rua Grande, nº490	Rooftop	Mast	(3+3+3)	(4,29 + 4,29 + 4,29)	4,400.00	0.00	0	-	0.00	Third Party Property	10,484.11	0.00
148	578305	S2CEFLA0188	-3.73278	-38.49861	CE	Fortaleza	AVENIDA LUIS, 300	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,663.63	0.00
149	657208	PRCTA0658	-25.44356	-49.27872	PR	Curitiba	AVENIDA SILVA JARDIM, 1856	Rooftop	Mast	(5,5+4,5)	1.49	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
150	646377	MGIJA5865	-22.40487	-45.42258	MG	Itajuba	Rd. Itajubá - Maria da Fé, Km 3	Rooftop	Mast	(4+1,80+1,53)	(2,09+0,95+0)	4,400.00	0.00	0	-	0.00	Third Party Property	841.13	0.00
151	578327	MASLS1557	-2.54056	-44.28694	MA	Sao Luis	Av. Senador Vitorino Freire, nº 1958 – Bairro Areinha	Rooftop	Mast	(5+5+5+5+5+5)	4.9	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
152	510938	ALMCO2363	-9.67206	-35.74584	AL	Maceio	AV ASSIS CHATEAUBRIAND, 2998	Rooftop	Mast	(3+3+3)	0.75	4,400.00	0.00	0	-	0.00	Third Party Property	2,215.61	0.00
153	7142284	BAPGU1174	-16.45117	-39.06703	BA	Porto Seguro	RUA SÃO PEDRO, 180	Rooftop	Mast	16	3.21	4,400.00	0.00	0	-	0.00	Third Party Property	3,065.03	0.00
154	511084	ALOUB2295	-9.16217	-37.35919	AL	Ouro Branco	RUA CORONEL LUCENA, S/N LUIZ G. DE CARVALHO	Greenfield	Self-supporting	40	5.15	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
155	878726	MGSAV4348	-19.92949	-43.93725	MG	Belo Horizonte	Av. João Pinheiro, 495	Rooftop	Mast	(5+2,50+2,50)	(0,71 + 0,52 +0,49)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
156	658976	RSSAN0741	-29.54889	-56.82975	RS	Uruguaiana	BR 472, KM 54605	Greenfield	Self-supporting	60	4.32	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
157	7146622	S2CEFLA0074	-3.72446	-38.52874	CE	Fortaleza	Rua Senador Pompeu, 649	Rooftop	Mast	7.5	1.97	4,400.00	0.00	0	-	0.00	Third Party Property	3,440.82	0.00
158	7145782	PRCTA0523	-25.43291	-49.29980	PR	Curitiba	RUA PADRE ANCHIETA, 2128	Rooftop	Mast	(6+3+6+3)	4.53	4,400.00	0.00	0	-	0.00	Third Party Property	3,090.00	0.00
159	7144305	DFBSA0236	-15.81030	-47.87500	DF	Brasilia	SCES trecho 2 lote 32	Rooftop	Mast	(4+6+2,3)	4,201 (1,732+1,280+1,80)	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
160	7147166	DFSAM0754	-15.87917	-48.10944	DF	Brasilia	QR 411CONJ. 4, CASA 14, SAMAMBAIA	Rooftop	Guyed	17	1.45	4,400.00	0.00	0	-	0.00	Third Party Property	2,795.77	0.00
161	7147245	DFSAM0753	-15.86167	-48.08861	DF	Brasilia	QS604, CONJ. B (CANDIDADTO B)	Rooftop	Tubular Mount	17	1.451	4,400.00	0.00	0	-	0.00	Third Party Property	2,108.31	0.00
162	7146650	S2RSPAB0850	-30.10300	-51.26780	RS	Porto Alegre	AV. GUAÍBA, 4127	Rooftop	Mast	6	2.887	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
163	532488	SPWBL3618	-23.44806	-46.69667	SP	Sao Paulo	RUA EDUARDO COSTA, Nº244 - VILA BRASILÂNDIA	Greenfield	Post	40	12	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
164	532890	SPWPS3967	-23.42897	-46.75923	SP	Sao Paulo	RUA RIO JUNDIAI Nº 157 – PERUS	Greenfield	Self-supporting	60	4.6	4,400.00	0.00	0	-	0.00	Third Party Property	5,893.50	0.00
165	533333	SPWLM3890	-23.50641	-46.67416	SP	Sao Paulo	Av Prof Celestino Bourroul, 913 – Limão	Greenfield	Post	40.6	3.86	4,400.00	0.00	0	-	0.00	Third Party Property	10,123.79	0.00
166	7141354	SPWCO3717	-22.55527	-46.66500	SP	Sao Paulo	Rua Minas Gerais, 388 - Higienópolis	Rooftop	Mast	(3+3+3)	2.61	4,400.00	0.00	0	-	0.00	Third Party Property	6,823.83	0.00
167	7141374	SPSBO4605	-23.66606	-46.56917	SP	Sao Bernardo Do Campo	Rua Marechal Badoglio, 15 – Vila Mussolini	Rooftop	Mast	(4+4+4+4+4+4+4+4+4)	4.719	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
168	7142303	SPWJR3618	-23.51361	-46.74555	SP	Sao Paulo	Rua Conselheiro Amaral, 196 - Jaguará, São Paulo - SP	Rooftop	Mast	(3+3+3)	3.623	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
169	7142396	SPWPN3987	-23.58011	-46.69250	SP	Sao Paulo	Rua Hungria, 664 - Jardins, São Paulo - SP	Rooftop	Mast	(4+4+6)	3.364	4,400.00	0.00	0	-	0.00	Third Party Property	8,106.38	0.00
170	7142401	SPWTA4136	-23.53056	-46.55917	SP	Sao Paulo	RUA GEN. GELÁS, 72 – TATUAPÉ, SÃO PAULO-SP – 03090-030	Rooftop	Mast	(4+4+4+4+4+4)	5.014	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
171	7142498	SPWRE4012	-23.53779	-46.63687	SP	Sao Paulo	Rua Washington Luís, 392 – Centro Histórico – São Paulo	Rooftop	Mast	(4+4+6)	2.277	4,400.00	0.00	0	-	0.00	Third Party Property	4,325.08	0.00
172	7142597	SPWSC4044	-23.53388	-46.64055	SP	Sao Paulo	Praça Júlio Prestes, 30 - Campos Elíseos, São Paulo - SP	Rooftop	Mast	(3+3+3)	3.474	4,400.00	0.00	0	-	0.00	Third Party Property	3,627.42	0.00
173	7142672	SPWMM3907	-23.61400	-46.66200	SP	Sao Paulo	Alameda dos Tupiniquins, 1235 - Planalto Paulista	Rooftop	Mast	(5+5+5)	1.896	4,400.00	0.00	0	-	0.00	Third Party Property	8,550.17	0.00
174	7142778	SPWPN3972	-23.55416	-46.69250	SP	Sao Paulo	Rua Fradique Coutinho, 1590 – Pinheiros – São Paulo - SP	Rooftop	Mast	(3+3+3)	2.5	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
175	7143807	SPWMM2564	-23.60160	-46.66842	SP	Sao Paulo	Rua inhambu, 763	Rooftop	Mast	(3+3+3+3+3)	4.26	4,400.00	0.00	0	-	0.00	Third Party Property	9,885.88	0.00
176	7144206	SPWVM3099	-23.57100	-43.65300	SP	Sao Paulo	Av. Brigadeiro Luís Antônio, 2819 – Jardim Paulista	Rooftop	Mast	(6+3)	1.259	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
177	7144293	SPWLB3069	-23.57444	-46.63273	SP	Sao Paulo	Rua Topázio, 420 – Vila Mariana	Rooftop	Mast	(4+4+4+3)	2.023	4,400.00	0.00	0	-	0.00	Third Party Property	13,200.04	0.00
178	521163	PAIPR2070	-2.55639	-47.44694	PA	Ipixuna Do Para	Rua Sargento Simplício, 371	Greenfield	Self-supporting	80.29	16.93	4,400.00	0.00	1	[PENDING OI]	1,250.00	Not Informed	NOT INFORMED	0.00
179	521528	PABLM2019	-1.41111	-48.44083	PA	Belem	Rua Santo Antônio	Greenfield	Post	44.79	3.55	4,400.00	0.00	0	-	0.00	Third Party Property	2,104.10	0.00
180	7144021	PABLM2136	-1.40722	-48.44528	PA	Belem	Av. Tavares Bastos, 632 - Marambaia	Greenfield	Post	37.91	6.81	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
181	693250	PRCTA0110	-25.43248	-49.36176	PR	Curitiba	Rod. Br 277 Cta - Orleans / Rod. do Café - Cidade Industrial De Curitiba	Rooftop	Mast	(3+3)	(1,64+1,91)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
182	693280	PRCTA0143	-25.43078	-49.25804	PR	Curitiba	Rua da Paz, 202	Rooftop	Mast	5	2.38	4,400.00	0.00	0	-	0.00	Third Party Property	4,151.65	0.00
183	7146242	PRCTA0422	-25.43187	-49.27252	PR	Curitiba	Alameda Dr. Muricy, 650	Rooftop	Mast	(3+3+3)	(0,69+0,82+0,69)	4,400.00	0.00	0	-	0.00	Third Party Property	3,749.76	0.00
184	7146243	PRCTA0423	-25.49039	-49.29525	PR	Curitiba	Rua Dr. Manoel Linhares de Lacerda, 84 - Capão Raso	Rooftop	Mast	(3+3+3)	(0,73+0,73+0,73)	4,400.00	0.00	0	-	0.00	Third Party Property	5,789.54	0.00
185	533008	SPLRA5117	-22.54296	-47.38998	SP	Limeira	Rua Dr. José Carvalho Ferreira, s/n	Greenfield	Self-supporting	40	2.09	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
186	533395	SPWJE3059	-23.54335	-46.75435	SP	Sao Paulo	Rua Castanópolis, 930 - Jaguaré	Rooftop	Mast	(3+3+3)	(0,84+0,67+0,67)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
187	7141271	SPWCO3711	-23.55380	-46.66050	SP	Sao Paulo	Rua da Consolação, 2143	Rooftop	Mast	(3+3+3)	(1,23+1,39+1,18)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
188	7141274	SPWCO3715	-23.55300	-46.65690	SP	Sao Paulo	Rua Bela Cintra, 450	Rooftop	Mast	(3+3+3)	(0,96+1,12+0,74)	4,400.00	0.00	0	-	0.00	Third Party Property	7,976.07	0.00
189	7141357	SPWCO3721	-23.54330	-46.65640	SP	Sao Paulo	Av. Angélica , Nº 1189 – Consolação	Rooftop	Mast	(5+5+3)	(1,48+0,95+0,55)	4,400.00	0.00	0	-	0.00	Third Party Property	5,740.40	0.00
190	7141520	SPJAI4454	-23.19080	-46.88393	SP	Jundiai	Rua do Rosário	Rooftop	Mast	(4+4+4+4+4+4+4+4)	5+0,75+1,91+2,51+0,75+0,50+2	4,400.00	0.00	0	-	0.00	Third Party Property	8,322.74	0.00
191	7141816	SPSTS5374	-23.95420	-46.33400	SP	Santos	Rua Augusto Paulino, 57	Rooftop	Mast	(3+3+3+3)	(0,56+1,01+0,31+0,76)	4,400.00	0.00	0	-	0.00	Third Party Property	4,800.03	0.00
192	533003	SPWBV3596	-23.55803	-46.64891	SP	Sao Paulo	RUA LOURENCO GRANATO, 214	Rooftop	Mast	(4+4+4+4+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,201.15	0.00
193	7141302	SPWCY3637	-23.56380	-46.62271	SP	Sao Paulo	AVENIDA LACERDA FRANCO, 130, CEP:1536-000	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
194	7141323	SPWAR3557	-23.55869	-46.57475	SP	Sao Paulo	RUA TEOFILO DIAS, 332	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,780.34	0.00
195	7141411	SPWBS3612	-23.54217	-46.60606	SP	Sao Paulo	RUA JOSE MONTEIRO, 323	Rooftop	Mast	(4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,750.03	0.00
196	7142770	SPWIT3794	-23.53438	-46.46393	SP	Sao Paulo	AVENIDA CAMPANELLA, EDIFÍCIO: CAMPANELLA 1297 – ITAQUERA	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,003.74	0.00
197	7148670	RJPTS0074	-22.30064	-43.12962	RJ	Petropolis	Est. da União e Indústria, 22565	Greenfield	Post	9.4	0.79	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
198	7141871	SPSTS5387	-23.96004	-46.33260	SP	Santos	Rua Ana Costa, 555	Rooftop	Mast	(3+3+3)	2.02	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
199	7141873	SPSTS5389	-23.95710	-46.32503	SP	Santos	Rua Barão de Paranapiacaba, 77	Rooftop	Mast	(6+6+6+6)	3.32	4,400.00	0.00	0	-	0.00	Third Party Property	10,537.42	0.00
200	7141006	SPSTS5397	-23.96560	-46.33925	SP	Santos	Rua Euclides da Cunha, 151	Rooftop	Mast	(4+4+4)	2.24	4,400.00	0.00	0	-	0.00	Third Party Property	8,393.70	0.00
201	7141008	SPSTS5399	-23.93542	-46.33177	SP	Santos	Praça dos Andradas, 91/93	Rooftop	Mast	(3+3)	3.16	4,400.00	0.00	0	-	0.00	Third Party Property	6,388.22	0.00
202	7141036	SPSTS5406	-23.96493	-46.31990	SP	Santos	Rua Dr. Lobo Viana, 68	Rooftop	Mast	(3+3+3+3)	2.6	4,400.00	0.00	0	-	0.00	Third Party Property	8,447.18	0.00
203	7141038	SPSTS5408	-23.96132	-46.34001	SP	Santos	Rua Visconde de Faria, 250	Rooftop	Mast	(3+3+3)	2.68	4,400.00	0.00	0	-	0.00	Third Party Property	5,132.24	0.00
204	7142414	SPWJP3833	-23.56487	-46.66196	SP	Sao Paulo	Rua José Maria Lisboa, 1187	Rooftop	Mast	(6+6)	2.25	4,400.00	0.00	0	-	0.00	Third Party Property	6,040.16	0.00
205	7142439	SPWJP3845	-23.56509	-46.65510	SP	Sao Paulo	Rua Pamplona, 825 - Jardim Paulista	Rooftop	Mast	(4+4)	1.36	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
206	7142443	SPWPZ3957	-23.53529	-46.68272	SP	Sao Paulo	Rua Diana, 740 – Perdizes	Rooftop	Mast	(3+3+3)	1.93	4,400.00	0.00	0	-	0.00	Third Party Property	8,117.86	0.00
207	7147858	S2RSPAB0970	-30.14023	-51.14314	RS	Porto Alegre	ACESSO D SQ 3 1 UNIDADE VICINAL, 3146	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	2,594.52	0.00
208	659831	ESCNA3115	-19.53450	-40.62714	ES	Colatina	AVENIDA GETULIO VARGAS, 500	Rooftop	Mast	(6,7+6,7)	0.68	4,400.00	0.00	2	[PENDING OI]	2,500.00	Third Party Property	4,447.66	0.00
209	646650	MGORP4601	-20.39247	-43.49375	MG	Ouro Preto	RUA DO CRUZEIRO, 248	Rooftop	Mast	10	3.492	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
210	647847	MGJFA5022	-21.75445	-43.35104	MG	Juiz De Fora	AVENIDA DO RIO BRANCO, 1441	Rooftop	Mast	(4+4)	2.24	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	3,641.56	0.00
211	7142492	SPWJQ3807	-23.64736	-46.64167	SP	Sao Paulo	Rua das Grumixamas, 110 – Jardim Oriental	Rooftop	Mast	(5+5+5)	(0,93 + 0,93 + 0,90)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
212	7142533	SPWRT4003	-23.58633	-46.79008	SP	Sao Paulo	Rua Cândido Fontoura, 481	Rooftop	Mast	(4+4+4)	(0,25 + 0,41 + 0,25)	4,400.00	0.00	0	-	0.00	Third Party Property	5,900.03	0.00
213	7142567	SPWSC4035	-23.53219	-46.64689	SP	Sao Paulo	Rua Guaianases, 1197	Rooftop	Mast	(3+3+3)	(1,23 + 1,23 + 0,82)	4,400.00	0.00	0	-	0.00	Third Party Property	7,000.03	0.00
214	7142702	SPWMR3923	-23.58325	-46.69946	SP	Sao Paulo	Av. Lineu de Paula Machado, 1174 Jardim Everest	Rooftop	Mast	(6+6+6)	(1,64 + 1,39 + 0,68)	4,400.00	0.00	0	-	0.00	Third Party Property	35,000.00	0.00
215	7142746	SPWIR3748	-23.57791	-46.61212	SP	Sao Paulo	Rua Vasconcelos Drumond, 196, Ipiranga	Rooftop	Mast	(4+4+4)	(0,96 + 0,75 + 0,75)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
216	7142748	SPWIR3751	-23.58276	-46.60705	SP	Sao Paulo	Rua Costa Aguiar, 994 - Ipiranga	Rooftop	Mast	8	2.7	4,400.00	0.00	0	-	0.00	Third Party Property	8,015.11	0.00
217	7142785	SPWSU4108	-23.62198	-46.64915	SP	Sao Paulo	Av. Indianópolis, 2085	Rooftop	Mast	(6+6+6)	(0,83 + 0,83 + 1,33)	4,400.00	0.00	0	-	0.00	Third Party Property	12,165.95	0.00
218	7144449	SPARC3152	-21.21879	-50.43917	SP	Aracatuba	Rua Wenceslau Braz 120 - Ed Copacabana – Vila Santa Maria	Rooftop	Mast	(3,20+4,23+3,20)	(1,06 + 1,06 + 0,85)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
219	7144581	SPSTS3213	-23.96765	-46.33975	SP	Santos	Avenida Presidente Wilson, 65 – José Menino	Rooftop	Mast	(4+4+4)	(0,76 + 0,76 + 1,32)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
220	7144583	SPSZN3100	-23.54833	-46.31465	SP	Suzano	Rua Benjamin Constant, 1653	Rooftop	Mast	(4+4+4+4+6+6)	2,76 + 1,91 + 2,64 + 0,91 + 2,01	4,400.00	0.00	0	-	0.00	Third Party Property	3,940.30	0.00
221	7144620	SPWMM3096	-23.60087	-46.66051	SP	Sao Paulo	Alameda dos Anapurus, 1297 - Moema	Rooftop	Mast	(4+4+4)	(0,57 + 0,69 + 1,02)	4,400.00	0.00	0	-	0.00	Third Party Property	13,047.46	0.00
222	7144683	SPWJP3067	-23.56194	-46.66641	SP	Sao Paulo	Alameda Tietê, 301 – Jardim Paulista	Rooftop	Mast	(4+4+4)	(0,67 + 0,67 + 0,84)	4,400.00	0.00	0	-	0.00	Third Party Property	9,091.46	0.00
223	581225	PITAQ1372	-6.59703	-42.28417	PI	Tanque Do Piaui	AV. Principal, s/n	Greenfield	Self-supporting	40	2.36	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
224	652968	BAUBA1294	-14.30806	-39.32689	BA	Ubaitaba	RUA DO CACAU S/N	Greenfield	Self-supporting	50	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
225	7142133	BAJGQ1239	-13.52978	-39.97067	BA	Jaguaquara	RUA 15 DE NOVEMBRO, S/N	Greenfield	Self-supporting	50	NOT INFORMED	4,400.00	0.00	2	[PENDING OI]	2,500.00	Not Informed	NOT INFORMED	0.00
226	7142180	BAPPC1289	-14.94392	-41.71886	BA	Piripa	PRAÇA JOAQUIM JOSE RIBEIRO, S/N	Greenfield	Self-supporting	100	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
227	7142282	BAPGU1173	-16.43944	-39.06722	BA	Porto Seguro	Rua Projetada, Sn (CidadeHistorica)	Greenfield	Self-supporting	30	NOT INFORMED	4,400.00	0.00	2	[PENDING OI]	2,500.00	Not Informed	NOT INFORMED	0.00
228	7142302	BASUX1312	-10.94308	-40.40707	BA	Saude	NÃO ENCONTRADO	Greenfield	Self-supporting	40	2.08	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
229	7147029	RSCEN0022	-29.35031	-50.82506	RS	Canela	RUA JOSÉ PEDRO PIVA, 220, CENTRO	Rooftop	Mast	(6+6+4)	2.09	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
230	878865	S2MASLS1512	-2.51222	-44.30363	MA	Sao Luis	AVENIDA CASTELO BRANCO, 500	Rooftop	Mast	(1+2+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
231	7143828	PAICO2234	-1.20017	-48.29411	PA	Belem	RODOVIA ARTHUR BERNARDES, 9001 – KM 10	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
232	7144019	PABLM2135	-1.27959	-48.29108	PA	Belem	AVENIDA FERNANDO GUILHON, 1320	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
233	7144034	PABLM2139	-1.25440	-48.28391	PA	Belem	TRAV. LOMAS VALENTINAS, 40	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
234	7144035	PABLM2140	-1.44139	-48.46451	PA	Belem	TRAVESSA CHACO, 2029	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
235	7147345	PAPDA2307	-1.22682	-48.29312	PA	Santa Barbara Do Para	RODOVIA AUGUSTO MEIRA FILHO, S/N - CENTRO	Greenfield	Self-supporting	60	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
236	578093	PBMAN4510	-7.00780	-34.84647	PB	Cabedelo	AVENIDA FLAVIO RIBEIRO COUTINHO, Nº143, MANAIRA	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	2,930.71	0.00
237	579409	PBCBO4516	-7.12400	-34.82500	PB	Joao Pessoa	RUA JOSE RAMALHO LEITE, 1233	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,179.76	0.00
238	579912	PBMAN4559	-7.10013	-34.83983	PB	Joao Pessoa	AVENIDA SAPE, 1800	Rooftop	Mast	12	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	2,886.41	0.00
239	7143884	PBCTO4571	-7.12023	-34.87445	PB	Joao Pessoa	AVENIDA BARROSO, 433	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,527.87	0.00
240	579505	PEBVG3036	-8.10814	-34.89178	PE	Recife	RUA JOSE ADERVAL CHAVES, 264	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	2,450.25	0.00
241	7140674	PEBVG3044	-8.12444	-34.89722	PE	Recife	Boa Viagem Avenida Boa Viagem, 4000 Edf Vânia	Rooftop	Mast	(6+6+6)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,376.18	0.00
242	7140678	PEBVG3087	-8.12795	-34.90697	PE	Recife	RUA ANISIO RODRIGUES COELHO, 423	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,397.62	0.00
243	7140684	PEBVT3006	-8.06389	-34.88308	PE	Recife	RUA SETE DE SETEMBRO, 238	Rooftop	Mast	(2+2+2)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	2,911.59	0.00
244	7140715	PEGRX3016	-8.05138	-34.90231	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	Mast	(2+2+3+2,5)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
245	7140822	PESTA3002	-8.06590	-34.88180	PE	Recife	RUA MARQUES DE HERVAL,150 – SANTO ANTONIO – RECIFE – PE	Rooftop	Mast	(5+5+5)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,434.37	0.00
246	7146731	PICZE1359	-6.79301	-42.24330	PI	Cajazeiras	Rua Projetada S/N	Greenfield	Self-supporting	85	8.74	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
247	7146757	PISSP1369	-7.01265	-41.38302	PI	Sussuapara	Rua Joaquim Pereira Leal 1048 / Centro	Greenfield	Self-supporting	40	2.25	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
248	532756	RJBGU0417	-22.87482	-43.46639	RJ	Rio De Janeiro	RUA CORONEL TAMARINO,1986	Greenfield	Post	42	5.17	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
249	530725	RJPDB0297	-22.90639	-43.31389	RJ	Rio De Janeiro	Travessa Soares Pereira, 22	Greenfield	Self-supporting	30	5.34	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
250	530865	RJTQR0140	-22.92348	-43.36818	RJ	Rio De Janeiro	Rua Marquês De Jacarepaguá, Lote 4	Greenfield	Post	30	3.54	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
251	7147333	SCJGS0311	-26.54228	-49.18228	SC	Jaragua Do Sul	Rua Gerhardt, s/n – Rio da Luz	Greenfield	Self-supporting	30	2.6	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
252	532784	SPWJG3820	-23.44026	-46.72850	SP	Sao Paulo	Rua Sebastiao Laranjeiras 252	Greenfield	Self-supporting	50	2.32	4,400.00	0.00	0	-	0.00	Third Party Property	5,623.07	0.00
253	7142557	SPWLJ3865	-23.54242	-46.39481	SP	Sao Paulo	RUA GIBOUCUS 62	Greenfield	Self-supporting	50	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,133.36	0.00
254	7141273	SPWCO3714	-23.54072	-46.65092	SP	Sao Paulo	Avenida Angélica, 2000 – Consolação – São Paulo	Rooftop	Mast	(4+4+4+4+3)	2.8	4,400.00	0.00	0	-	0.00	Third Party Property	13,511.79	0.00
255	7142780	SPWPN3974	-23.56678	-46.68177	SP	Sao Paulo	Rua Joaquim Antunes, 149 - Pinheiros – São Paulo	Rooftop	Mast	(4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	8,106.38	0.00
256	7142569	SPWVM4205	-23.58381	-46.64182	SP	Sao Paulo	Rua Conselheiro Rodrigues Alves, 391 – Vila Mariana	Rooftop	Mast	(4+3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	10,244.20	0.00
257	7142581	SPWLM3888	-23.49081	-46.68186	SP	Sao Paulo	Rua Antônio Ribeiro de Morais, 264 - Vila Carbone, São Paulo - SP	Rooftop	Mast	(4+4+4)	(0,778 + 1,155 + 0,778)	4,400.00	0.00	0	-	0.00	Third Party Property	8,073.47	0.00
258	881812	BAMJO3786	-12.54936	-37.98879	BA	Mata De Sao Joao	Rodovia BA099	Rooftop	Mast	(5+5+5)	(0,79+0,47+0,79)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
259	7142377	BAICM1146	-15.35298	-38.98698	BA	Ilha De Comandatuba	Rua de Comandatuba, s/n	Rooftop	Mast	(3,5+3,5+3,5+3,5)	3.39	4,400.00	0.00	0	-	0.00	Third Party Property	36,580.57	0.00
260	7143934	PAANU2211	-1.38777	-48.38150	PA	Ananindeua	Rua Coletora Leste, s/n	Greenfield	Self-supporting	50	6.23	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
261	7144002	PABLM2010	-1.39037	-48.47451	PA	Belem	RUA CUMBICA, Nº03 (ESQ. AV. JULIO CEZAR)	Greenfield	Self-supporting	30	6	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
262	7147656	PAPGN2432	-2.97806	-47.36361	PA	Paragominas	Avenida Júlia Kubitschek, s/n Quadra 19 Lote 01	Greenfield	Self-supporting	60	2.67	4,400.00	0.00	0	-	0.00	Third Party Property	2,129.72	0.00
263	580927	PEIPJ4151	-8.39700	-35.06331	PE	Ipojuca	Rua Frei Vicente Salvador, 203	Greenfield	Self-supporting	30	8.47	4,400.00	0.00	0	-	0.00	Third Party Property	1,450.24	0.00
264	7140626	PBCBO4517	-7.14449	-34.81300	PB	Joao Pessoa	Rua Mateo Bichara Sobreira, 66	Rooftop	Mast	4	1.31	4,400.00	0.00	0	-	0.00	Third Party Property	3,929.05	0.00
265	7140737	PEJBO3306	-8.17642	-34.91717	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 2600	Rooftop	Mast	(8+8+8+8+8+8)	1,07+1,07+1,07+1,13+1,13+1,13	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
266	7140799	PEPOX3225	-8.03319	-34.92081	PE	Recife	Estrada das Ubaias 634	Rooftop	Mast	(11+11+11)	(0,88+0,88+0,88)	4,400.00	0.00	0	-	0.00	Third Party Property	3,250.78	0.00
267	7147089	PERSF3039	-8.04175	-34.89280	PE	Recife	RUA QUARENTA E OITO Nº434 - EDF. NICOLAU II	Rooftop	Mast	7	2.9	4,400.00	0.00	0	-	0.00	Third Party Property	4,477.43	0.00
268	7147090	PEIDL3038	-8.06836	-34.89272	PE	Recife	RUA CAP. JOSÉ DA LUZ,25	Rooftop	Mast	5	1.45	4,400.00	0.00	0	-	0.00	Third Party Property	3,224.23	0.00
269	879926	PEOLD0424	-7.97617	-34.83458	PE	Olinda	Avenida José Augusto Moreira 2258 - Edf Cidade de Olinda	Rooftop	Mast	(2+2+2)	(0,88+1,2+1,2)	4,400.00	0.00	0	-	0.00	Third Party Property	2,953.56	0.00
270	576718	RNPTL6005	-5.70000	-35.20214	RN	Natal	AVENIDA PRUDENTE DE MORAES, 757	Rooftop	Tubular Mount	17	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
271	7140797	PEPNM3128	-8.03603	-34.91378	PE	Recife	Avenida 17 de Agosto 590	Rooftop	Mast	(12+12+12)	(0,9+0,9+0,9)	4,400.00	0.00	0	-	0.00	Third Party Property	6,000.03	0.00
272	7141356	SPWCO3719	-23.54650	-46.64810	SP	Sao Paulo	Rua Amaral Gurgel, 518 – Consolação	Rooftop	Mast	(5+5+5)	(0,76+0,97+0,76)	4,400.00	0.00	0	-	0.00	Third Party Property	6,736.38	0.00
273	7142470	SPWRE4004	-23.54647	-46.63949	SP	Sao Paulo	Rua Coronel Xavier de Toledo, 70 - República	Rooftop	Mast	(6+6+6)	(1,25+0,62+0,62)	4,400.00	0.00	0	-	0.00	Third Party Property	6,516.34	0.00
274	7142471	SPWRE4005	-23.53870	-46.63581	SP	Sao Paulo	Av. Prestes Maia, 702	Rooftop	Mast	(4+4+4+4+4)	(0,88+0,16+0,69+0,88)	4,400.00	0.00	0	-	0.00	Third Party Property	7,414.42	0.00
275	7142696	SPWIB3779	-23.58232	-46.67581	SP	Sao Paulo	Rua Jesuíno Arruda, 327 - Itaim Bibi	Rooftop	Mast	(3+4+4)	2.83	4,400.00	0.00	0	-	0.00	Third Party Property	9,100.17	0.00
276	7142750	SPWIR3753	-23.59570	-46.60534	SP	Sao Paulo	Rua Costa Aguiar, 2446 - Ipiranga	Rooftop	Mast	(4+4+4)	(0,70+0,49+0,95)	4,400.00	0.00	0	-	0.00	Third Party Property	7,884.60	0.00
277	7144623	SPWPZ3047	-23.53754	-46.67604	SP	Sao Paulo	Rua Campevas, nº 313/325 - Perdizes	Rooftop	Mast	(5+5+5)	(1,51+0,72+0,93)	4,400.00	0.00	0	-	0.00	Third Party Property	5,134.06	0.00
278	7141055	SPGJA4743	-23.99758	-46.26031	SP	Guaruja	Rua Mário Ribeiro, 886	Rooftop	Mast	(3+3+3)	(0,98 + 0,76+0,76)	4,400.00	0.00	0	-	0.00	Third Party Property	19,408.34	0.00
279	7141064	SPGJA5009	-24.00209	-46.26846	SP	Guaruja	Rua José Avelino de Oliveira, 260	Rooftop	Mast	(4+4+4)	(1,18+1,02+1,02)	4,400.00	0.00	0	-	0.00	Third Party Property	3,080.41	0.00
280	7141856	SPPGE5277	-24.03057	-46.47799	SP	Praia Grande	Rua Afonso Chaves, 45	Rooftop	Mast	(3+3+3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,400.03	0.00
281	7142458	SPWJP3849	-23.55875	-46.65911	SP	Sao Paulo	Av. Paulista, 2006 – Bela Vista	Rooftop	Mast	(3+3)	(0,68+1,52)	4,400.00	0.00	0	-	0.00	Third Party Property	17,318.37	0.00
282	7142463	SPWJP3854	-23.56857	-46.67254	SP	Sao Paulo	Avenida Brasil, S/N - Jardim América (Praça Nossa Senhora do Brasil)	Rooftop	Mast	(3+3+3)	2.43	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
283	7142769	SPWIR3760	-23.58460	-46.58720	SP	Sao Paulo	Rua Verag 1, Vila Independência	Rooftop	Mast	(3+3+3)	(0,94 + 0,63+0,01)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
284	7144675	SPWJP3068	-23.56822	-46.65708	SP	Sao Paulo	Rua Batatais, 558	Rooftop	Mast	(4+4+4)	(0,68 + 0,89 + 1,23)	4,400.00	0.00	0	-	0.00	Third Party Property	11,221.15	0.00
285	7141723	SPPAA5239	-22.72492	-47.64866	SP	Piracicaba	Rua Praça da Catedral Dom Ernesto de Paula, 170 - Centro	Rooftop	Mast	(3+3+3+3)	(0,21+1,09+0,43+1,30)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
286	533391	SPWCL3670	-23.62315	-46.75023	SP	Sao Paulo	Rua Careiá, 55 – Jardim Umarizal	Greenfield	Post	40	4.96	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
287	532140	SPWAN3570	-23.43040	-46.79010	SP	Sao Paulo	AV. Filippo Sturba, S/N - Anhanguera	Greenfield	Self-supporting	50	10.95	4,400.00	0.00	0	-	0.00	Third Party Property	2,667.10	0.00
288	7140874	SPCAS4848	-22.90313	-47.05807	SP	Campinas	Rua General Osório, 1233 – Centro	Rooftop	Mast	(3+3+5+5+5)	3.3	4,400.00	0.00	0	-	0.00	Third Party Property	11,886.70	0.00
289	7141035	SPCAS4871	-22.90455	-47.05212	SP	Campinas	Rua Júlio de Mesquita, 36	Rooftop	Mast	(3,3+3,3+3,3)	(2,85+1,66+0,53)	4,400.00	0.00	0	-	0.00	Third Party Property	5,099.11	0.00
290	7141038	SPCAS4876	-22.94030	-47.06226	SP	Campinas	Rua Vaggem Grande do Sul, 506 - Esquina com Avenida Baden Powell	Rooftop	Mast	(8+8+8)	(1,27+0,86+0,86)	4,400.00	0.00	0	-	0.00	Third Party Property	5,216.54	0.00

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

#	Keysite	Site ID	Geolocation: Latitude (decimal)	Geolocation: Longitude (decimal)	Address: Fed.Unit	Address: Municipality	Address: Address	Structure: Site Type	Structure: Structure Type	Structure: Height (m)	Base Fee: WEA Installed*	Basic Remuneration: Liquid Base Fee (BRL/month)	Additional Remuneration Due at Date of Conclusion (BRL/Month)	Ran Sharing: # of Operators	Ran Sharing: Client(s)	Ran Sharing: Monthly Liq. Amount (BRL/Month)	Passthrough Revenue: Property	Passthrough Revenue: Liquid Rent (BRL/Month)	Increase of Regularization Cost: Increase of Regularization Cost Transfer (BRL/Month)
291	7141421	SPITA4429	-23.00600	-46.84016	SP	Itatiba	Rua Quintino Bocaiúva, 343	Rooftop	Mast	(6+6+4+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,704.37	0.00
292	7141086	SPSOC5568	-23.50116	-47.45105	SP	Sorocaba	Rua Capitão Nascimento Filho, 171	Rooftop	Mast	(4+4+4+4)	(0,76+0,90+0,76+0,76)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
293	7142644	SPWMC3021	-23.54083	-46.60342	SP	Sao Paulo	Rua João Caetano, 379	Greenfield	Post	30	11.32	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
294	644859	SCBCU0005	-26.98771	-48.63645	SC	Balneario Camboriu	Av. Alvin Bauer, 379	Rooftop	Mast	(1,5+1,5+1,5)	(0,47+0,47+0,47)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
295	650242	PRCTA0054	-25.59061	-49.27765	PR	Curitiba	Rua Prof. Lycio G. de C.Velloso, 191	Rooftop	Mast	(2+2+2)	(0,75+0,75+0,75)	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
296	651280	PRCTA0151	-25.43031	-49.27025	PR	Curitiba	Rua XV de Novembro, 360	Rooftop	Mast	4	2.26	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
297	879540	RSCSL0061	-29.16858	-51.18822	RS	Caxias Do Sul	Rua Sinimbu, 2682	Rooftop	Mast	(3,70+3,70)	(1,48 + 0,74)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
298	650165	PRLDA0214	-23.31271	-51.17500	PR	Londrina	Rua Sen. Souza Naves, 45	Rooftop	Mast	4	1.82	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
299	649224	PRCTA0126	-25.42639	-49.25611	PR	Curitiba	Rua Sete de Abril, 571	Rooftop	Mast	5	2.39	4,400.00	0.00	0	-	0.00	Third Party Property	2,897.21	0.00
300	658738	PRCTA0142	-25.41972	-49.26630	PR	Curitiba	Av. João Gualberto, 623	Rooftop	Mast	(3+3+3+3)	3.07	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
301	659790	PRCTA0057	-25.44752	-49.29173	PR	Curitiba	Largo Alfredo Parodi, 1448	Rooftop	Mast	(2+2+2)	2.6	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
302	660390	PRCTA0123	-25.45407	-49.28234	PR	Curitiba	Alameda Dr. Carlos de Carvalho, 771 - Centro	Rooftop	Mast	3	2.32	4,400.00	0.00	0	-	0.00	Third Party Property	4,244.09	0.00
303	7144833	RSCSL0052	-29.16838	-51.20341	RS	Caxias Do Sul	Av. Júlio de Castilhos, 4054	Rooftop	Mast	6	1.67	4,400.00	0.00	0	-	0.00	Third Party Property	4,476.72	0.00
304	7147523	PRPGO0467	-25.07565	-50.17636	PR	Ponta Grossa	Rua Varnhagem, 366	Rooftop	Mast	(6+6+6)	2.25	4,400.00	0.00	0	-	0.00	Third Party Property	5,116.81	0.00
305	879216	PRCTA0603	-25.42017	-49.26333	PR	Curitiba	Rua Marechal Deodoro, 950	Rooftop	Mast	(3+3)	5	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
306	879542	RSCSL0054	-29.15456	-51.17162	RS	Caxias Do Sul	Rua Gen. Arcy da Rocha Nobrega, 504- Jardim América	Rooftop	Mast	6	1.67	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
307	532116	SPWCN3674	-23.50513	-46.50943	SP	Sao Paulo	R. Maria Angélica Pianci, - Vila Pianci	Greenfield	Self-supporting	40.35	9.58	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
308	533252	SPWIP3017	-23.40238	-46.79260	SP	Sao Paulo	R. Manuel Martins de Melo, S/N- Vila Itaim	Greenfield	Self-supporting	50	2.29	4,400.00	0.00	0	-	0.00	Third Party Property	4,022.63	0.00
309	533269	SPWIP3018	-23.50641	-46.38500	SP	Sao Paulo	Avenida Tomé Dias Lago, S/N – Itaim Paulista	Greenfield	Self-supporting	60	5.85	4,400.00	0.00	0	-	0.00	Third Party Property	2,932.56	0.00
310	650163	PRLDA0219	-23.31101	-51.17870	PR	Londrina	R. Astorga, 80- Hedy	Rooftop	Mast	(3+3)	2.14	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
311	650363	PRASS3015	-23.37350	-50.84300	PR	Assai	Rua Manoel Ribas, 950	Greenfield	Self-supporting	30	8.59	4,400.00	0.00	0	-	0.00	Third Party Property	N/A	0.00
312	531042	SPWJH3830	-23.48289	-46.41926	SP	Sao Paulo	Rua Tetuinuira, 146 – Jardim Helena	Greenfield	Self-supporting	46	1.93	4,400.00	0.00	0	-	0.00	Third Party Property	6,343.20	0.00
313	533328	SPGRS3000	-23.47245	-46.79440	SP	Guarulhos	Rua Candelária, S/N - Jardim Jacy	Greenfield	Self-supporting	40	3.69	4,400.00	0.00	0	-	0.00	Third Party Property	7,178.50	0.00
314	7144621	SPWMR2478	-23.60001	-46.71906	SP	Sao Paulo	Rua Jules Rimet, estádioCícero P. de Toledo, portão04, Morumbi	Rooftop	Mast	32	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	20,940.44	0.00
315	880077	RSPAB0856	-30.11805	-51.25376	RS	Porto Alegre	Av. Wenceslau Escobar, 3407	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,104.82	0.00
316	7146853	RSPAB0013	-30.06539	-51.18622	RS	Porto Alegre	Rua Coronel Aparicio Borges, S/N - Glória	Rooftop	Mast	(6+6)	5	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
317	532881	RJCPB0225	-22.96206	-43.17478	RJ	Rio De Janeiro	Av. Princesa Isabel, nº 320	Rooftop	Mast	(5+2+3)	(2,70 + 0,04 + 0,58)	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
318	532560	RJSCT0038	-22.80947	-43.20031	RJ	Rio De Janeiro	Rua Cardoso Marinho, 18	Rooftop	Mast	6	3.13	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
319	531670	RJVPN0027	-22.84112	-43.31200	RJ	Rio De Janeiro	Rua Engº Lafaiete Stockler 961, Vila da Penha	Rooftop	Mast	(6+6)	5,13+3,17	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
320	656155	GOIUB0360	-18.41894	-49.21622	GO	Itumbiara	Setor Central - Praça da República. CEP. 75503-000	Greenfield	Self-supporting	9	0.91	4,400.00	0.00	0	-	0.00	Third Party Property	6,400.00	0.00
321	648465	MGSLZ2004	-19.85048	-43.96363	MG	Belo Horizonte	Avenida Antônio Carlos, 8100 - Pampulha Mall	Rooftop	Mast	6	1.847664	4,400.00	0.00	0	-	0.00	Third Party Property	5,418.51	0.00
322	648473	MGBEL2018	-19.96818	-43.93440	MG	Belo Horizonte	Rua Afonso Costa Reis, 65	Rooftop	Mast	(6+4)	2.69	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
323	647482	MGCTO4130	-19.92392	-43.93850	MG	Belo Horizonte	Rua Espirito Santo - 1059	Rooftop	Mast	6	3,18 + 1,66	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
324	648284	MGCTO4308	-19.91892	-43.93906	MG	Belo Horizonte	RUA CARIJOS, 424 - SALA 08 (PRAÇA SETE DE SETEMBRO)	Rooftop	Mast	(2,5+2,5+2,5+2,5+2,5+2,5)	(1,67 + 2,58)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
325	7146868	MGDVL3098	-20.14190	-44.88930	MG	Divinopolis	Rua Rio de Janeiro, 434	Rooftop	Mast	(6+6)	2.015514	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
326	7150749	3GRJCTO3347	-22.80891	-43.18078	RJ	Rio De Janeiro	RUA BENEDITINOS, 23	Rooftop	Mast	6	0.91	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
327	531226	NULL	-22.75758	-43.44654	RJ	Nova Iguacu	AVENIDA NILO PEÇANHA,450	Rooftop	Mast	4	2.51	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
328	531259	RJRCP0091	-22.93077	-43.20862	RJ	Rio De Janeiro	AVENIDA PAULO DE FRONTIN, 789	Rooftop	Mast	6	3.13	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
329	531612	RJBT0728	-22.99750	-43.35857	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 4666, CEP22631003	Rooftop	Mast	9	3.73	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
330	532663	RJBT0348	-22.96880	-43.23463	RJ	Rio De Janeiro	Rua Pacheco Leão, 1235 - Fundos - Jardim Botânico, Rio de Janeiro - RJ, 22460-905	Rooftop	Mast	10	2.23	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
331	7147639	GOGNA0425	-16.65089	-49.25958	GO	Goiania	ARAGUAIA SHOPPING - RUA 44	Rooftop	Mast	13.5	3.14	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
332	532340	RJBT0466	-22.98364	-43.35823	RJ	Rio De Janeiro	RUA BAHUINEAS DA PENINSULA, 200	Rooftop	Mast	(7+7)	(1,03 + 1,86)	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
333	533025	RJCBP1032	-22.81631	-41.98052	RJ	Cabo Frio	ESTRADA DE CABO FRIO E BUZIOS, S/N	Greenfield	Self-supporting	60	5.32	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
334	7146525	RJBTJ2675	-23.00123	-43.38578	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 7777	Rooftop	Self-supporting	21	0.78	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
335	7149019	RJMGB0066	-22.95058	-44.07336	RJ	Mangaratiba	RODOVIA RIO SANTOS, 0	Rooftop	Mast	12	1.01	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
336	7144398	DFROD0110	-16.94419	-47.31531	GO	Cristalina	Rodovia Br 040, Brasília-Belo Horizonte, Km: 35 - N S/N	Greenfield	Self-supporting	60	1.61	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
337	530898	RJMGE0314	-22.58519	-43.18762	RJ	Mage	RUA RAFAEL COZOLINO, QUADRA L, LOTE 3	Greenfield	Self-supporting	40	3.93	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
338	531614	RJBT0412	-22.99681	-43.34620	RJ	Rio De Janeiro	Av. Das Américas, 3434 - Bloco 5. Condomínio Mário Henrique Simonsen	Rooftop	Mast	5	2.45	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
339	531770	RJCTO0960	-22.90632	-43.17701	RJ	Rio De Janeiro	Rua São José, 90	Rooftop	Mast	(6+6+6)	1.63	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
340	662599	GOGNA0303	-16.69855	-49.25914	GO	Goiania	AV. 136. QUADRA 230. LOTE 9/10.	Rooftop	Mast	10	4.786494	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
341	663316	GOACG0278	-16.73689	-49.26022	GO	Aparecida De Goiania	RUA CAPIBARIBE Q 22, 0	Rooftop	Post	6	4.83	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
342	7144949	GOGNA0482	-16.67570	-49.26607	GO	Goiania	RUA 04 ESQ. C RUA 02-A, QD.5A, LT.01, Nº1.502. SETOR CENTRAL	Rooftop	Mast	4	1.57	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
343	531356	RJRAM0354	-22.86132	-43.28049	RJ	Rio De Janeiro	PROXIMO AO MERCADINHO FRANICFULL	Rooftop	Mast	2	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
344	7143247	RJBT0411	-22.99890	-43.34343	RJ	Rio De Janeiro	Av. das Américas, 3120	Rooftop	Mast	6	0.65	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
345	7143674	RJIRJ0023	-22.82525	-43.32532	RJ	Rio De Janeiro	Rua Hannibal Porto, 450	Rooftop	Mast	6	11.721	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
346	879574	RJCTO0218	-22.90872	-43.18491	RJ	Rio De Janeiro	AVENIDA GOMES FREIRE, 596	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
347	530789	RJDQX2829	-22.78474	-43.30740	RJ	Duque De Caxias	RUA PORTO ALEGRE, 515	Rooftop	Mast	(5+5)	(1,56+2,80)	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
348	531862	RJBT0403	-22.98728	-43.36680	RJ	Rio De Janeiro	Rua L, 4 - Barra da Tijuca, Rio de Janeiro - RJ (ATRAS DA CHURRASCARIA RIO BRASA)	Greenfield	Post	30	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
349	532459	RJSQR0550	-22.89380	-42.46850	RJ	Saquarema	Rua Segisfredo Bravo, 9	Greenfield	Post	40	3.07	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
350	532704	RJMRC0532	-22.91491	-42.93260	RJ	Itaborai	RUA GILMAR DOS SANTOS DUARTE , S/N - QU14 LT12	Greenfield	Post	30	7	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
351	647499	MGSTO4302	-19.94494	-43.94331	MG	Belo Horizonte	Rua Caraça, 670 com Rua Cristina	Rooftop	Mast	20	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
352	648287	MGEPL4323	-19.90223	-43.90668	MG	Belo Horizonte	RUA BEGONIA, 72	Greenfield	Post	30	3.7657008	4,400.00	0.00	0	-	0.00	Third Party Property	2,845.03	0.00
353	7142857	MGFUN4153	-19.92711	-43.92620	MG	Belo Horizonte	Av. Brasil , 709	Rooftop	Mast	6	2.8880208	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
354	521576	PAMBA2346	-5.20520	-49.61300	PA	Maraba	FOLHA 32, QD. 13, LOTE 8, S/N – NOVA MARABÁ	Greenfield	Self-supporting	60	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,671.50	0.00
355	7141440	SPWBS5671	-23.54322	-46.61921	SP	Sao Paulo	RUA DO GASOMETRO, 741, CEP: 3004 - 000	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
356	7141443	SPWBU3625	-23.57189	-46.70561	SP	Sao Paulo	RUA ARMANDO FAIRBANKS, 310	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	7,368.50	0.00
357	521825	PAMBA2311	-5.34899	-49.13479	PA	Maraba	RUA CINCO DE ABRIL, 3410	Greenfield	Self-supporting	40	8.5158	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
358	652011	ESVVA3045	-20.33425	-40.29406	ES	Vila Velha	RUA ALISON SIMOES, 306	Greenfield	Self-supporting	3	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
359	648835	MGJFA5046	-21.76003	-43.34818	MG	Juiz De Fora	RUA MARECHAL DEODORO, 444	Rooftop	Mast	(3+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
360	647608	MGURA5544	-19.74954	-47.93671	MG	Uberaba	Praça Rui Barbosa, 300 , (ELVIRA SHOPPING)	Rooftop	Mast	(6+6+6)	(1,45 + 2,023 + 1,183)	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
361	651384	MGBSM6267	-17.01712	-46.09017	MG	Brasilandia De Minas	FAZENDA GLEBA DA BARRA, S/N	Rooftop	Mast	2.3	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
362	647757	MGJFA5136	-21.76654	-43.34774	MG	Juiz De Fora	AVENIDA BARÃO DO RIO BRANCO	Rooftop	Mast	(2+6)	4.164	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	4,827.85	0.00
363	659049	MGCRY6387	-17.18722	-41.69639	MG	Caraí	RUA JOSE VICENTE COIMBRA, 260	Greenfield	Post	42	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
364	650975	GOVPI5274	-16.05683	-47.98308	GO	Valparaiso De Goias	QUADRA 5, 0, CEP72871005	Rooftop	Mast	6	3.17	4,400.00	0.00	2	[PENDING OI]	2,500.00	Not Informed	NOT INFORMED	0.00
365	658852	MGRPN5688	-19.07736	-46.20436	MG	Rio Paranaiba	RODOVIA BR 354, 0	Greenfield	Self-supporting	50	2.59	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
366	7149048	RJLEB0130	-22.98203	-43.22408	RJ	Rio De Janeiro	Rua Dias Ferreira, Nº 658	Rooftop	Mast	3	3.13	4,400.00	0.00	0	-	0.00	Third Party Property	10,284.49	0.00
367	658278	DFBSA0225	-15.76248	-47.93435	DF	Brasilia	Sam Quadra 3 Lote 870 - N S/N	Rooftop	Guyed	10	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
368	7146590	DFBSA0034	-15.79053	-47.87571	DF	Brasilia	SET SAUN QD 3 BL A , 0 SET AUTARQUIAS NORTE. PLANO PILOTO	Rooftop	Mast	4	3.61	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	7,298.34	0.00
369	647506	MGBEL4055	-19.88944	-43.96806	MG	Belo Horizonte	Rodovia Br-356 , 3049 - Bh Shopping	Rooftop	Mast	3	3.57	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
370	661823	MGPLO4125	-19.89663	-43.93488	MG	Belo Horizonte	Rua Jacuí, 1882	Rooftop	Mast	6	3.57	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
371	530741	RJBER0244	-22.75329	-43.40339	RJ	Belford Roxo	AVENIDA RETIRO DA IMPRENSA, 595	Rooftop	Mast	(4+6+6+6+6+6+6+6+6+6+6+6+6)	8.58	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
372	659486	MGIRO4867	-20.21082	-43.72011	MG	Itabirito	ESTRADA PRINCIPAL, S/N	Greenfield	Self-supporting	40	0.85	4,400.00	0.00	0	-	0.00	Third Party Property	2,195.53	0.00
373	532987	RJPRT0526	-22.94684	-43.05836	RJ	Niteroi	Rua Átila Nunes, Nº 14	Greenfield	Self-supporting	30	6.38	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
374	7145458	SCSOO0503	-27.55049	-48.61948	SC	Sao Jose	RUA AMBRÓSIO DA SILVA, 223	Greenfield	Self-supporting	18	6.11	4,400.00	0.00	0	-	0.00	Third Party Property	2,903.56	0.00
375	7142436	SPWJP3841	-23.58110	-46.67040	SP	Sao Paulo	Avenida São Gabriel, 236 – Jardim Paulista	Rooftop	Mast	(3+3+3+3+4)	2.44	4,400.00	0.00	0	-	0.00	Third Party Property	8,106.03	0.00
376	7142460	SPWJP3851	-23.57346	-46.66066	SP	Sao Paulo	Alameda Campinas, 1600	Rooftop	Mast	(3+3+3+3+6)	2.25	4,400.00	0.00	0	-	0.00	Third Party Property	10,877.66	0.00
377	7142501	SPWSC4038	-23.53759	-46.65806	SP	Sao Paulo	Rua Albuquerque Lins, 92	Rooftop	Mast	(4+4+4)	2,62 (0,98 + 0,82 + 0,82)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
378	7142694	SPWIB3777	-25.06333	-46.68726	SP	Sao Paulo	Rua Jacuriri, 184 – Itaim Bibi	Rooftop	Mast	(4+4+4)	2,52 (0,84 + 0,84 + 0,84)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
379	7141657	SPRPO5315	-21.18270	-47.81100	SP	Ribeirao Preto	Rua Ana Costa, 555	Rooftop	Mast	(5+5+5+5+5)	10.39	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	6,185.58	0.00
380	7141835	SPPGE5273	-24.01348	-46.42288	SP	Praia Grande	Rua São Salvador, 50 - Guilhermina	Rooftop	Mast	(4+4+4)	2.02	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
381	7141875	SPSTS5391	-23.96798	-46.35262	SP	Santos	Av. Presidente Wilson, 90 - José Menino	Rooftop	Mast	(4+4+4+4+4+4+4+4+4+2)	2.24	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
382	7141937	SPSTS5398	-23.93713	-46.32350	SP	Santos	Praça Dom Idílio José Soares, 42 - Centro	Rooftop	Mast	(3+3+3+2,3+2,3)	3.03	4,400.00	0.00	0	-	0.00	Third Party Property	8,570.84	0.00
383	7142762	SPWST4072	-23.63234	-46.70394	SP	Sao Paulo	Rua Rodrigues Pais, 193	Rooftop	Mast	(5+5+5+5)	2,87 (0,42 + 0,68 + 1,09 + 0,68)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
384	7142808	SPWPN3985	-23.55236	-46.68952	SP	Sao Paulo	Rua Diana, 740	Rooftop	Mast	(4+4+4)	2,67 (1,03 + 0,82 + 0,82)	4,400.00	0.00	0	-	0.00	Third Party Property	5,502.62	0.00
385	7141034	SPCAS4870	-22.90766	-47.06080	SP	Campinas	Rua José de Alencar, 675 - Centro	Rooftop	Mast	(3+3+3+5+5)	3.08	4,400.00	0.00	0	-	0.00	Third Party Property	3,744.60	0.00
386	7142493	SPWJQ3808	-23.65476	-46.63874	SP	Sao Paulo	Rua Porcelana, 193 – Vila do Encontro – São Paulo	Rooftop	Mast	(4+4+4)	3,113 (0,782 + 0,782 + 1,549)	4,400.00	0.00	0	-	0.00	Third Party Property	4,268.91	0.00
387	649446	PRCAI0048	-25.67639	-49.54306	PR	Contenda	EST. COL. JD. ANA M. CORDEIRO, S/N - ND	Greenfield	Self-supporting	76	18.49	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
388	7147710	PEMAD3054	-8.05444	-34.90888	PE	Recife	Rua Real da Torre, 292 - Madalena, Recife - PE	Rooftop	Mast	(5+5+5)	3.359	4,400.00	0.00	0	-	0.00	Third Party Property	3,000.00	0.00
389	7142670	SPWIB3769	-23.58840	-46.68810	SP	Sao Paulo	AVENIDA HORÁCIO LAFER, 702	Rooftop	Mast	(3+3+2)	3,891 (0,231 + 1,220 + 2,440)	4,400.00	0.00	0	-	0.00	Third Party Property	8,233.77	0.00
390	7142586	SPWLP3869	-23.52361	-46.70666	SP	Sao Paulo	Rua Albion, 229 - Lapa, São Paulo - SP	Rooftop	Mast	(3+3+3+3)	3,82 (1,037 + 0,133 + 0,777 + 1,[illegible]	4,400.00	0.00	0	-	0.00	Third Party Property	8,873.24	0.00
391	7141472	SPWBV3588	-23.56081	-46.65187	SP	Sao Paulo	ALAMEDA RIO CLARO, BELA VISTA - 157 SÃO -SP	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	8,997.28	0.00
392	532891	SPWPS3970	-23.40608	-46.74115	SP	Sao Paulo	R. Antônio José Anacleto, S/N, Vila Fanton	Greenfield	Post	40	8.53	4,400.00	0.00	0	-	0.00	Third Party Property	3,080.00	0.00
393	533337	SPWMM3098	-23.60379	-46.66474	SP	Sao Paulo	Av. Jacutinga, 632 - Indianópolis	Rooftop	Mast	(5,40+5,40+5,40)	2.91	4,400.00	0.00	0	-	0.00	Third Party Property	10,514.31	0.00
394	881185	MASLS1520	-2.52832	-44.31670	MA	Sao Luis	Rua do Egito, 283 - Centro	Rooftop	Mast	5	19.13	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
395	7140750	PEMAD3011	-8.05806	-34.90475	PE	Recife	Rua Demócrito de Souza Filho 71 - EDF SOLAR DO SICUPEMA	Rooftop	Mast	(3+3+3)	2.66	4,400.00	0.00	0	-	0.00	Third Party Property	3,878.08	0.00
396	7143839	PAICO2240	-1.34999	-48.45756	PA	Belem	ESTRADA DO TAPANÃ, S/N, KM 1 LT225 – TAPANÃ	Greenfield	Self-supporting	40	2.1522	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
397	7141446	SPWBU3628	-23.57308	-46.71277	SP	Sao Paulo	AVENIDA CAXINGUI, 175	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	10,838.93	0.00
398	7141854	SPPGE5275	-24.01083	-46.44942	SP	Sao Paulo	RUA BALNEARIO CAMBURIU, 100	Rooftop	Mast	(6+3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,256.02	0.00
399	7142462	SPWJP3853	-23.56107	-46.66273	SP	Sao Paulo	AL ITU,1067 VILA CARAGUATA CONDOMÍNIO EDIFÍCIO JOSÉ HACHEM	Rooftop	Mast	(4+4+4+4+3)	7705+0,633408+0,633408+0,22[illegible]	4,400.00	0.00	0	-	0.00	Third Party Property	8,810.64	0.00
400	7142720	SPWIB3784	-23.60386	-46.69205	SP	Sao Paulo	Av. Engenheiro Carlos Berrini, 801	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
401	7144064	CEFLA0230	-3.74662	-38.46969	CE	Fortaleza	RUA VILEBALDO AGUIAR, ED. JARANA 2200	Rooftop	Mast	(4+5+5)	(0,73104+0,73104+0,73104)	4,400.00	0.00	0	-	0.00	Third Party Property	8,000.00	0.00
402	7143664	PAARJ2221	-1.34001	-48.35395	PA	Belem	RUA DISTRITO INDUSTRIAL DE ANANINDEUA, S/N	Greenfield	Self-supporting	60	6.909138	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
403	7140821	PESTA3001	-8.06436	-34.87672	PE	Recife	RUA IMP D PEDRO II , 325	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,069.42	0.00
404	7140823	PESTA3022	-8.06311	-34.87928	PE	Recife	Avenida Guararapes 154	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,932.48	0.00
405	7149558	PEAFO3382	-8.59004	-41.01036	PE	Afranio	RUA JOSE VICENTE DE ARAUJO, 0	Greenfield	Self-supporting	40	0.8201	4,400.00	0.00	0	-	0.00	Third Party Property	2,107.29	0.00
406	7142435	SPWJP3840	-23.56307	-46.65350	SP	Sao Paulo	AVENIDA PAULISTA, EDIFÍCIO ASAHI,1274	Rooftop	Mast	(6+6+6)	(0,28329+0,28329+0,28329)	4,400.00	0.00	0	-	0.00	Third Party Property	6,172.94	0.00
407	580400	PIGMN1360	-7.36264	-41.36264	PI	Geminiano	AV BRASIL, Nº 230	Greenfield	Self-supporting	50	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
408	520993	PABLM2134	-1.45478	-48.49011	PA	Belem	AV. DR MORAES 121 NAZARÉ	Rooftop	Mast	(4+4+3)	(0,7286+0,7286+0,7286)	4,400.00	0.00	0	-	0.00	Third Party Property	N/A	0.00
409	7140675	PEBVG3058	-8.14327	-34.90816	PE	Recife	Rua Major Armando de Souza Melo, 430 - Edf Jacaré	Rooftop	Mast	(7+7+7)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,451.69	0.00
410	576455	RNPRM5701	-5.97861	-35.11672	RN	Parnamirim	RUA CENTRAL, 0, CONABINAL	Greenfield	Self-supporting	48	1.569031	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
411	579700	PBSCX4944	-7.23285	-39.31536	PB	Sao Joao Do Cariri	RUA JOSÉ LEAL, 61 - CENTRO – SÃO JOÃO DO CARIRI	Greenfield	Self-supporting	40	1.724	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
412	532477	SPWSN4046	-23.49427	-46.63414	SP	Sao Paulo	RUA, FRANCISCO RAMOS N; 28 SANTANA	Greenfield	Self-supporting	40	3.872497	4,400.00	0.00	0	-	0.00	Third Party Property	5,500.00	0.00
413	579500	CEFLA0187	-3.71269	-38.47431	CE	Fortaleza	Av. Vicente de Castro, 6043	Rooftop	Mast	(3+5)	(1,149 + 1,293)	4,400.00	0.00	0	-	0.00	Third Party Property	1,002.42	0.00
414	7142627	SPWSE4118	-23.53946	-46.62777	SP	Sao Paulo	AV DO ESTADO, Nº 2854, CENTRO	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,312.86	0.00
415	530702	RJTNQ2900	-22.92470	-43.36120	RJ	Rio De Janeiro	AVENIDA GEREMARIO DANTAS, 402	Rooftop	Mast	21	1.89	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
416	533079	RJDEO0280	-22.85537	-43.38575	RJ	Rio De Janeiro	RUA MANACA, 0	Greenfield	Post	40	7.9	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
417	651510	BABRM1286	-14.23836	-41.73063	BA	Brumado	Rod. BR 30	Greenfield	Self-supporting	50	9.04	4,400.00	0.00	0	-	0.00	Third Party Property	2,996.33	0.00
418	7141236	SPOCO4514	-23.52770	-46.78000	SP	Osasco	Rua Dr. Mariano Jatahy Marcondes Ferraz, 215 - Centro	Greenfield	Post	10	4.02	4,400.00	0.00	0	-	0.00	Third Party Property	9,722.69	0.00
419	7141686	SPRPO5325	-21.18016	-47.80506	SP	Ribeirao Preto	Rua Sete de Setembro,590	Rooftop	Mast	(1,3+1,3)	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	4,501.36	0.00
420	531146	RJMRC0521	-22.95710	-42.78240	RJ	Rio De Janeiro	RUA 42 QUADRA 58 LOTE 28 PRAIA DAS LAGOAS	Greenfield	Self-supporting	12.5	9.69	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
421	881873	PRCTA0469	-25.40555	-49.25166	PR	Curitiba	Av. Affonso Camargo, 849 – Cristo Rei – Curitiba - PR	Rooftop	Mast	(3+3+3)	1.494	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
422	656355	RSLHC0768	-29.49250	-51.53250	RS	Salvador Do Sul	LINHA COMPRIDA – CENTRO – SALVADOR DO SUL	Greenfield	Self-supporting	40	1.25	4,400.00	0.00	0	-	0.00	Third Party Property	2,741.24	0.00
423	7141331	SPWIB3761	-23.61030	-46.68840	SP	Sao Paulo	R. GUARARUVA, 599	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
424	7147893	PEAJP3079	-8.02555	-34.91222	PE	Recife	Rua Ondir Pinto, 293 - Casa Amarela, Recife - PE	Rooftop	Mast	(3+3)	3.931	4,400.00	0.00	0	-	0.00	Third Party Property	3,000.00	0.00
425	7142657	SPWSL4085	-23.58077	-46.53803	SP	Sao Paulo	Avenida Sapopemba, 5435 – Sapopemba – São Paulo	Rooftop	Mast	(8+8)	(2,49 + 0,68)	4,400.00	0.00	0	-	0.00	Third Party Property	5,132.24	0.00
426	7142711	SPWSN4059	-23.49944	-46.64833	SP	Sao Paulo	Rua Valdemar Martins, 116	Rooftop	Mast	(4+4+4)	4.589	4,400.00	0.00	0	-	0.00	Third Party Property	6,547.44	0.00
427	576000	RNMLU6004	-5.79050	-35.19144	RN	Natal	Rua Floreal 27	Greenfield	Post	30	5.44	4,400.00	0.00	0	-	0.00	Third Party Property	1,310.13	0.00
428	7144098	PABLM2142	-1.44583	-48.49462	PA	Belem	Av. General Magalhães, S/N, Reduto	Greenfield	Self-supporting	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
429	522045	APSQA2524	-3.18472	-51.99139	AP	Santana	AV. FRANCISCO DE MELO PARENTE, 147, REMEDIOS II	Greenfield	Self-supporting	40	1.012	4,400.00	0.00	0	-	0.00	Third Party Property	1,200.00	0.00
430	7142501	SPWRE4015	-23.55342	-46.64087	SP	Sao Paulo	RUA AMARO, 418,	Rooftop	Mast	(4+4+4+4+3+3)	(0,289+0,289+0+0,113+0)	4,400.00	0.00	0	-	0.00	Third Party Property	3,173.69	0.00
431	3121443	MASLS1562	-2.50996	-44.27696	MA	Sao Luis	AV. EUCLÍDES FIGUEIREDO, S/N	Greenfield	Post	11	1.02	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
432	7141477	SPWBV3594	-23.55016	-46.65517	SP	Sao Paulo	RUA PEIXOTO GOMIDE, 581	Rooftop	Mast	(3+3+3+3)	949404+0,949404+0,949404+0,94[illegible]	4,400.00	0.00	0	-	0.00	Third Party Property	14,390.80	0.00
433	7141534	SPWCB3644	-23.62477	-46.66218	SP	Sao Paulo	Rua Baronesa de Bela Vista, 801 (Hotel Ibis) - Vila Congonhas	Rooftop	Mast	(3+3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	7,441.77	0.00
434	7142472	SPWRE4006	-23.54351	-46.64570	SP	Sao Paulo	RUA BENTO FREITAS 186	Rooftop	Mast	(5+5+6)	(0,231+0,52311+0,344)	4,400.00	0.00	0	-	0.00	Third Party Property	3,650.07	0.00
435	7146796	SPWLB6177	-23.57214	-46.63902	SP	Sao Paulo	RUA APENINOS, 539 – ACLIMAÇÃO	Rooftop	Mast	(5+5+5)	(0,158448+0,158448+0,158448)	4,400.00	0.00	0	-	0.00	Third Party Property	4,857.30	0.00
436	520570	AMMNS3146	-3.08067	-60.05136	AM	Manaus	Av. J, s/n - Rua Sete de Abril (Foi-menor Dom Bosco)	Greenfield	Self-supporting	50	11.13282094	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
437	530842	RJSGO0514	-22.81714	-43.03230	RJ	Sao Goncalo	AVENIDA SÃO MIGUEL, 44	Rooftop	Mast	(1,80+7,00)	(0,697 + 0,706)	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
438	531201	RJBRB0025	-22.86504	-43.35493	RJ	Rio De Janeiro	Rua Henrique Ferreira, 101 – Bento Ribeiro	Rooftop	Mast	(7,5+7,5+3+3+3+3+2+1,20)	2 + 1,332 + 0,452 + 0,616 + 0,[illegible]	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
439	531208	RJGAL0141	-22.81028	-43.24778	RJ	Rio De Janeiro	AVENIDA VINTE DE JANEIRO, S/Nº - ILHA DO GOVERNADOR – RIO DE JANEIRO	Greenfield	Self-supporting	30	4.2	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
440	531351	RJCOL0026	-22.83698	-43.33012	RJ	Rio De Janeiro	Rua Guaiarra - Colégio, Rio de Janeiro - RJ	Rooftop	Mast	(4+6+6+2+2+2+2+2+2+2+2)	6.542	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
441	531606	RJPII1632	-22.69062	-43.87467	RJ	Pirai	ROD. PRESIDENTE DUTRA, S/Nº - KM 232 - SENTIDO RJ	Greenfield	Self-supporting	28.5	8.4	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
442	531829	RJTRS0843	-22.11528	-43.21056	RJ	Tres Rios	RUA BARÃO DO RIO BRANCO, 284	Rooftop	Tubular Mount	16.2	18.41	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
443	531846	RJPTG0164	-22.80040	-43.20150	RJ	Rio De Janeiro	AV. MAESTRO PAULO E SILVA	Rooftop	Mast	(9+5+6)	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Not Informed	NOT INFORMED	0.00
444	531869	RJMGB2207	-23.00737	-44.03242	RJ	Mangaratiba	ILHA GUAÍBA - MANGARATIBA	Greenfield	Self-supporting	35	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
445	532389	SPGRS0436	-23.47094	-46.52531	SP	Guarulhos	Rua Caraguatatuba, 57	Rooftop	Mast	(3+3+3+3)	2.493	4,400.00	0.00	0	-	0.00	Third Party Property	3,500.00	0.00
446	532620	SPWCS3725	-23.62900	-46.61810	SP	Sao Paulo	RUA KITIZU UTIYAMA, 314, CURSINO	Greenfield	Self-supporting	40	3.62	4,400.00	0.00	0	-	0.00	Third Party Property	4,822.26	0.00
447	532783	SPWJE3824	-23.54191	-46.74262	SP	Sao Paulo	Rua Maranha, 94, Jaguaré	Greenfield	Self-supporting	40	3.62	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
448	533109	RJJSL0359	-22.88662	-43.39210	RJ	Rio De Janeiro	Rua Alberico Diniz, 1632 - Vila Militar Jardim Sulacap – Rio de Janeiro	Greenfield	Self-supporting	30	4.44	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
449	533454	SPWVC3023	-23.51975	-46.41814	SP	Sao Paulo	AV. FLAMINGO, 1361 – VILA NOVA CURUÇÁ	Greenfield	Self-supporting	40	1.434285	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
450	575598	RNPOC5750	-5.61983	-35.65747	RN	Poco Branco	AVENIDA MANOEL RODRIGUES, 555	Greenfield	Post	25	3.03575204	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
451	576910	RNSKA5755	-6.77056	-36.73333	RN	Santa Do Serido	AV. ZEZÉ APRÍGIO, 27	Greenfield	Self-supporting	40	0.58344	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
452	576941	RNJUC5737	-6.27025	-35.32803	RN	Jundia	GRUPO JUNDIA, 0	Greenfield	Self-supporting	40	2.295	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
453	577340	PEDIM3236	-8.02089	-34.95330	PE	Recife	Rua Manoel de Medeiros	Greenfield	Self-supporting	30	0.78	4,400.00	0.00	0	-	0.00	Third Party Property	2,041.33	0.00
454	577570	MASMH1979	-4.04124	-44.47000	MA	Sao Mateus Do Maranhao	RUA BENU LAGO	Greenfield	Self-supporting	42	5.6	4,400.00	0.00	0	-	0.00	Third Party Property	846.12	0.00
455	578144	PBAHA4901	-6.95161	-35.54775	PB	Alagoinha	RUA BELARMINO COSTA,S/N	Greenfield	Self-supporting	50	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
456	647604	MGMRN4603	-20.38589	-43.41969	MG	Mariana	RUA JOSE MESQUITA, 167	Greenfield	Post	30	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	2,490.30	0.00
457	650254	PRMGA0497	-23.42333	-51.94472	PR	Maringa	Rua Néo Alves Martins, 3176 – Zona 3	Rooftop	Mast	4	0.815	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
458	650327	PRMGA0513	-23.43389	-51.94833	PR	Maringa	Rua Humaitá, 714 – Kennedy - Maringá	Rooftop	Mast	5	2.156	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
459	655219	MGUEN4265	-20.36550	-42.71660	MG	Urucania	RODOVIA MG 265, KM 120	Greenfield	Self-supporting	20	1.21	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
460	657504	SCSOO0443	-27.59111	-48.60972	SC	Sao Jose	RUA JOAO SATURNINO OURIQUES, 619	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
461	658581	PRADP1337	-24.65039	-48.98343	PR	Adrianopolis	RUA ALCIDES BATISTA DIAS, 265	Greenfield	Guyed	40	1.49	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
462	660106	PRAUN0434	-23.93417	-52.49611	PR	Araruna	RUA ROCHA POMBO, 605 – JUVEVÊ – CURITIBA	Greenfield	Self-supporting	100	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
463	660435	PRPOZ0408	-25.54400	-54.57000	PR	Foz Do Iguacu	AVENIDA FELIPE WANDSCHEER, 1276	Rooftop	Mast	4	1.495	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
464	7140689	PEBVT3032	-8.06075	-34.88444	PE	Recife	AVENIDA CONDE DA BOA VISTA, 331 - CENTRO	Greenfield	Self-supporting	44	2.74	4,400.00	0.00	0	-	0.00	Third Party Property	5,059.03	0.00
465	7140813	RNBRV6009	-5.80136	-35.21072	RN	Natal	Rua Noel Rosa 856 - Bairro Vermelho	Rooftop	Mast	2.7	3.475	4,400.00	0.00	0	-	0.00	Third Party Property	2,090.27	0.00
466	7140855	RNLHA6017	-5.80905	-35.20150	RN	Natal	Rua N. Sra. de Lourdes 1376 - Ed. Manhattan	Greenfield	Self-supporting	32	2.08	4,400.00	0.00	0	-	0.00	Third Party Property	2,758.35	0.00
467	7140970	SPCAS4840	-22.80805	-47.05180	SP	Campinas	RUA BARRETO LEME, 2101	Rooftop	Mast	(3+3)	(1,724+3,22)	4,400.00	0.00	0	-	0.00	Third Party Property	5,852.19	0.00
468	7140991	SPCAS4857	-22.91116	-47.06472	SP	Campinas	Rua Doutor Sales de Oliveira, 463 - Vila Industrial - Campinas - SP	Rooftop	Mast	(6+6+6+6)	2.839	4,400.00	0.00	0	-	0.00	Third Party Property	7,612.03	0.00
469	7140994	SPCAS4882	-22.90805	-47.05666	SP	Campinas	Rua Doutor Quirino, 757 - Centro, Campinas - SP	Rooftop	Mast	(3+3+3+3)	2.605	4,400.00	0.00	0	-	0.00	Third Party Property	3,200.23	0.00
470	7141173	SPWCL3663	-23.64676	-46.77289	SP	Sao Paulo	Rua Odemis, 520	Rooftop	Mast	(6+6+6+3)	3.331	4,400.00	0.00	0	-	0.00	Third Party Property	3,036.55	0.00
471	7141351	SPWBF3579	-23.53233	-46.66310	SP	Sao Paulo	Largo Péricles, 0, Barra Funda	Rooftop	Mast	3+3+3	1,193990371+0,739902+0,7399[illegible]	4,400.00	0.00	0	-	0.00	Third Party Property	6,068.14	0.00
472	7141372	SPSBO4601	-23.69278	-46.55111	SP	Sao Bernardo Do Campo	PÇA SAMUEL SABATINI, 200 – CENTRO – SÃO BERNARDO CAMPO	Rooftop	Tubular Mount	15.2	2.39	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
473	7141376	SPSBO4608	-23.70089	-46.55659	SP	Sao Bernardo Do Campo	Rua Braga, 261 - Vila Lusitania, São Bernardo do Campo - SP	Rooftop	Mast	(3+3+3+3+3)	2.493	4,400.00	0.00	0	-	0.00	Third Party Property	3,832.47	0.00
474	7141402	SPSBO4613	-23.72290	-46.56934	SP	Sao Bernardo Do Campo	AVENIDA JOÃO FIRMINO, 1229 – ASSUNÇÃO – SÃO BERNARDO DO CAMPO - SP	Rooftop	Mast	3	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,420.91	0.00
475	7141465	SPSCN4634	-23.61970	-46.56360	SP	Sao Caetano Do Sul	Rua Rafael Correia Sampaio, 977 – Santa Paula – S.C.S	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
476	7141471	SPWBV3587	-23.56654	-46.64474	SP	Sao Paulo	Rua Treze de Maio, 1566 – Bela Vista – São Paulo	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,098.45	0.00
477	7141817	SPSTS5375	-23.98316	-46.29774	SP	Santos	Rua Maria Máximo, 472 – Santos- São Paulo	Rooftop	Mast	(3+3+3)	2.493	4,400.00	0.00	0	-	0.00	Third Party Property	8,224.07	0.00
478	7141845	SPSTS5383	-23.96050	-46.33231	SP	Santos	Av. Dona Ana Costa, 376 - Gonzaga – Santos	Rooftop	Mast	(4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,330.13	0.00
479	7141878	SPSTS5395	-23.94431	-46.32687	SP	Santos	RUA JULIO DE MESQUITA, 158 – VILA MATIAS- SANTOS- SP	Rooftop	Mast	(6+6+6+6+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,818.45	0.00
480	7141939	SPSTS5400	-23.96070	-46.31687	SP	Santos	PRAÇA PALMARES, 8	Rooftop	Mast	(3+3+3+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,728.49	0.00
481	7142402	SPWTA4137	-23.55196	-46.56205	SP	Sao Paulo	Rua Apucarana, 1563 -Tatuapé - São Paulo	Rooftop	Mast	(6+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,000.00	0.00
482	7142415	SPWJP3834	-23.57276	-46.65730	SP	Sao Paulo	Alameda Joaquim Eugênio de Melo, 1452 – Jd. Paulista – São Paulo	Rooftop	Mast	(3+3+3+3)	3.13	4,400.00	0.00	0	-	0.00	Third Party Property	9,102.33	0.00
483	7142438	SPWJP3844	-23.56256	-46.65928	SP	Sao Paulo	Alameda Jaú, 1167 – Jardim Paulista - SP	Rooftop	Mast	(6+5+5)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	10,791.02	0.00
484	7142442	SPWJP3848	-23.57720	-46.67050	SP	Sao Paulo	Rua Maestro Elias Lobo, 1040 – Jardim Paulista – São Paulo	Rooftop	Mast	(4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	11,390.63	0.00
485	7142445	SPWPZ3959	-23.53455	-46.66823	SP	Sao Paulo	Rua Monte Alegre, 470 – Perdizes – São Paulo	Rooftop	Mast	(4+4+4+4+4)	2.83	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
486	7142475	SPWRE4009	-23.54046	-46.64457	SP	Sao Paulo	Largo do Arouche, 96 – República - SP	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	8,668.57	0.00
487	7142586	SPWSC4043	-23.53030	-46.66050	SP	Sao Paulo	Rua Dr Gabriel Dos Santos, 759 – Santa Cecília	Rooftop	Mast	(3+3+3+3)	2.454	4,400.00	0.00	0	-	0.00	Third Party Property	9,287.51	0.00
488	7142602	SPWVM4217	-23.56050	-46.65140	SP	Sao Paulo	RUA MANUEL DA NÓBREGA, 181	Rooftop	Mast	(6+6+6)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,662.17	0.00
489	7142651	SPWMM3905	-23.59882	-46.66286	SP	Sao Paulo	Rua Gaivota, 22 – Moema	Rooftop	Mast	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	7,368.19	0.00
490	7142675	SPWMM3910	-23.60222	-46.66611	SP	Sao Paulo	Rua Gaivota, 655 – Indianópolis – São Paulo	Rooftop	Mast	(4+4+4)	2.164	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
491	7142690	SPWIB3773	-23.61722	-46.69805	SP	Sao Paulo	Av.Juruhatuba, 246 – Morumbi	Rooftop	Mast	(3+6+4)	2.509	4,400.00	0.00	0	-	0.00	Third Party Property	6,082.43	0.00
492	7142816	SPWTA4133	-23.54451	-46.55553	SP	Sao Paulo	RUA EMILIO MALLET, 1893, VILA GOMES CARDIM	Rooftop	Mast	(4+4+4)	(0,5856+0,5856+1,037089342)	4,400.00	0.00	0	-	0.00	Third Party Property	7,195.40	0.00
493	7143549	CEARJ3547	-6.33819	-39.40525	CE	Barbalha	DISTRITO SITIO FARIAS, 0	Greenfield	Self-supporting	33	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	1,163.77	0.00
494	7143836	SPSTS2545	-23.94057	-46.32523	SP	Santos	Avenida Washington Luis, 61 – Vila Matias- Santos – SP	Rooftop	Mast	(4+4+5+5+5)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
495	7144557	SPSCN3086	-23.63300	-46.55300	SP	Sao Caetano Do Sul	Rua Alameda São Caetano, 1738 – Santa Maria – S.C.S	Rooftop	Mast	(3+3+3)	3.307	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
496	7144635	SPWRE3072	-23.53880	-46.64020	SP	Sao Paulo	Rua Vitória, 395	Rooftop	Mast	(6+6+6)	1.058	4,400.00	0.00	0	-	0.00	Third Party Property	7,000.00	0.00
497	7145465	3GSCFNS0382	-27.58267	-48.54960	SC	Florianopolis	RUA LACERDA COUTINHO,179	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	8,878.41	0.00
498	7146262	PRCTA0453	-25.40000	-49.26250	PR	Curitiba	RUA ALBERTO FOLLONI, 1673, JUVEVÊ, CURITIBA	Rooftop	Mast	(6+1,5)	2.39	4,400.00	0.00	0	-	0.00	Third Party Property	3,517.79	0.00
499	7146263	PRCTA0454	-25.41861	-49.24111	PR	Curitiba	Av. Nossa Senhora da Luz, 1800 – Jardim Social – Curitiba - PR	Rooftop	Mast	(1,4+2+2+2)	2.262	4,400.00	0.00	0	-	0.00	Third Party Property	5,500.00	0.00
500	7146268	PRCTA0463	-25.47400	-49.27660	PR	Curitiba	Avenida da República, 6464 – Guaíra – Curitiba - PR	Rooftop	Mast	6	1.868	4,400.00	0.00	0	-	0.00	Third Party Property	1,890.64	0.00
501	7146339	PRLDA0505	-23.31936	-51.14781	PR	Londrina	AVENIDA SANTOS DUMONT, 593-BOA VISTA	Rooftop	Mast	(4+4)	2.383	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
502	7146549	3GACRBO2044	-9.96714	-67.84933	AC	Rio Branco	Rua Plácido Maia, 200 – Jardim de Aláh – Rio Branco	Rooftop	Mast	(3+1,30)	1.548	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
503	7146946	SPCIV0221	-23.55080	-46.84460	SP	Carapicuiba	R. PICO DA BANDEIRA, 26	Rooftop	Mast	10	3.353	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
504	7146956	RSRGR0891	-32.04089	-52.09253	RS	Rio Grande	RUA REVOCATA DE MELLO, 51	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	2	[PENDING OI]	2,500.00	Third Party Property	3,784.60	0.00
505	7147000	RSCSL0068	-29.18667	-51.17056	RS	Caxias Do Sul	Rua Ferrão Antônio Tomazzoni, 138 – Planalto – Caxias do Sul	Rooftop	Mast	6	2.02	4,400.00	0.00	0	-	0.00	Third Party Property	3,546.42	0.00
506	7147393	PAIAE2438	-4.24583	-55.98556	PA	Itaituba	Rua Santo Antonio - nº 1489	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	1,394.87	0.00
507	7147585	SCBCU0351	-26.99061	-48.62566	SC	Balneario Camboriu	AV. BRASIL, 3080	Rooftop	Mast	(3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	1,793.53	0.00
508	7147669	DFBSA0741	-15.80418	-47.86355	DF	Brasilia	SET SAFS QD 4 LT 1 ZONA CIVICO ADMINIST	Rooftop	Mast	4	1.4	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
509	7148511	PECGD3112	-8.03289	-34.87069	PE	Recife	AVENIDA PROFESSOR ANDRADE BEZERRA, S/N - CENTRO	Greenfield	Post	40	0.78	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
510	520852	PAVCB2387	-1.54015	-48.72761	PA	Barcarena	RODOVIA PA, KM21 - DISTRITO MURUCUPI (FABRICA ALUNORTE)	Greenfield	Self-supporting	90	NOT INFORMED	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
511	520904	PAPUP2026	-6.04694	-50.14750	PA	Parauapebas	MINA DE FERROSOS CARAJÁS N4 (PCH)	Greenfield	Self-supporting	70	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
512	531439	SPWTE4142	-23.45884	-46.58716	SP	Sao Paulo	R. José Camargo Aranha, Jd. Guapira	Greenfield	Self-supporting	40	2.83	4,400.00	0.00	0	-	0.00	Third Party Property	5,134.06	0.00
513	531707	RJRSD0648	-22.46000	-44.44900	RJ	Resende	Rua Doutor Cunha Ferreira, 70	Rooftop	Mast	(4+6+6+3+3+3+3+3+3+4+4+4+4+4)	10.97	4,400.00	0.00	2	[PENDING OI]	2,500.00	Own Property	N/A	0.00
514	532138	RJIC10950	-22.90774	-43.11004	RJ	Niteroi	Rua Cel. Moreira Cesar, 264, Icaraí	Rooftop	Mast	(6+6)	2.35	4,400.00	0.00	0	-	0.00	Third Party Property	13,828.02	0.00
515	532508	SPWVS4235	-23.50362	-46.76051	SP	Sao Paulo	RUA JOAO GUILHERME, 239	Greenfield	Self-supporting	40	10.97	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
516	532529	SPWVA4157	-23.63707	-46.74231	SP	Sao Paulo	Rua Chico Gomes, S/Nº	Greenfield	Post	40	5.83	4,400.00	0.00	0	-	0.00	Third Party Property	3,462.45	0.00
517	532808	RJVLC1843	-22.24667	-43.70417	RJ	Valenca	AV. NILO PEÇANHA, 504 - ESPLANADA DO CRUZEIRO - VALENÇA	Rooftop	Mast	21	6.96	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
518	533036	SPWLM3887	-23.49714	-46.66948	SP	Sao Paulo	R. Dirce Rodrigues 33	Greenfield	Self-supporting	41	4.48	4,400.00	0.00	0	-	0.00	Third Party Property	5,297.93	0.00
519	533073	RJTRL0612	-22.41683	-42.98368	RJ	Teresopolis	Rua Guandu 680, Pimenteiras	Rooftop	Mast	10	2.11	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
520	581645	CECRA0252	-3.55014	-40.65647	CE	Coreau	Rua Tabelião Angelis, S/N - Centro	Greenfield	Self-supporting	30	9.71	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
521	645400	MGPMS5561	-18.56716	-46.51605	MG	Patos De Minas	RUA BERILO, 162	Greenfield	Self-supporting	70	11.12	4,400.00	0.00	2	[PENDING OI]	2,500.00	Third Party Property	661.12	0.00
522	655005	MGBET6472	-19.96729	-44.19717	MG	Betim	RUA ROMUALDA AUGUSTA DE MELO, 337	Rooftop	Mast	(4+4+4+4+4+4+4+4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,226.74	0.00
523	659032	MGRPC4883	-19.93547	-43.16867	MG	Rio Piracicaba	ESTAÇÃO TELEMAR, MORRO DAS ANTENAS	Greenfield	Self-supporting	30	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
524	660055	PRMGA0227	-23.42243	-51.93565	PR	Maringa	Rua Neo Alves Martins, 2250	Rooftop	Mast	(1,5+1,5+4)	2.2	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
525	662347	RSPAB0151	-30.03375	-51.18646	RS	Porto Alegre	RUA ENGENHEIRO AFONSO CAVALCANTI, 100	Rooftop	Tubular Mount	21.5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
526	662913	RSCAN0870	-29.96411	-51.16869	RS	Sao Gabriel	RUA FERNANDO FERRARI, S/N	Rooftop	Mast	3	3.43	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
527	7140706	PECQL3149	-8.08500	-34.96860	PE	Recife	Rua Alto de Bela Vista, 0	Rooftop	Mast	11	3.24	4,400.00	0.00	0	-	0.00	Third Party Property	1,387.97	0.00
528	7141030	SPCAS4865	-22.89194	-47.06333	SP	Campinas	Av. Barão de Itapura, 1518 - Jardim Guanabara, Campinas - SP	Rooftop	Mast	(3+3+3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,548.64	0.00
529	7141059	SPGJA5000	-23.98155	-46.23546	SP	Guarujá	Rua José da Silva Figueiredo, 525 Enseada - Guarujá	Rooftop	Mast	(3+3+3+3+3)	4.816	4,400.00	0.00	0	-	0.00	Third Party Property	7,349.87	0.00
530	7141091	SPINE5044	-24.18441	-46.78722	SP	Itanhaem	Rua João Mariano, 193 – Centro - Itanhaém	Rooftop	Mast	(6+6)	4.553	4,400.00	0.00	0	-	0.00	Third Party Property	5,213.20	0.00
531	7141381	SPWBL3617	-23.46861	-46.69727	SP	Sao Paulo	ESTRADA DO SABÃO, 40	Rooftop	Mast	(6+6+3)	4.179	4,400.00	0.00	0	-	0.00	Third Party Property	4,854.04	0.00
532	7141655	SPRPO5311	-21.17644	-47.81067	SP	Ribeirao Preto	RUA AMÉRICO BRASILIENSE, 413	Rooftop	Mast	4	6.447	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
533	7141844	SPSTS5380	-23.97139	-46.32722	SP	Santos	Rua Vicente Carvalho,31 - Boqueirão	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	11,427.07	0.00
534	7141859	SPPGE5280	-24.01515	-46.43055	SP	Praia Grande	Rua Nicarágua, 49 – Praia Grande – São Paulo	Rooftop	Mast	(6+6+6)	3.463	4,400.00	0.00	0	-	0.00	Third Party Property	3,080.35	0.00
535	7141939	SPSTS5400	-23.96685	-46.32860	SP	Santos	Av. Washington Luiz, nº 505	Rooftop	Mast	(5+5)	(0,77+0,91)	4,400.00	0.00	0	-	0.00	Third Party Property	6,945.46	0.00
536	7142566	SPWSC4034	-23.52091	-46.65424	SP	Sao Paulo	Rua Cruzeiro, 732, Barra Funda	Rooftop	Mast	(4+4+4)	1.22	4,400.00	0.00	0	-	0.00	Third Party Property	10,423.08	0.00
537	7142652	SPWMM3906	-23.59277	-46.65000	SP	Sao Paulo	R. Dra. Neyde Aparecida Sollito, 460 - Vila Clementino – Moema - SP	Rooftop	Mast	(5+5+5)	3.221	4,400.00	0.00	0	-	0.00	Third Party Property	6,073.09	0.00
538	7143020	MGCON4519	-19.63226	-43.96276	MG	Confins	RODOVIA MG-010,KM 08 - AEROPORTO INTERNACIONAL	Rooftop	Mast	(5,5+5,5+5,5+5,5)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
539	7143384	MGUNA5662	-19.51876	-50.33353	MG	União De Minas	RUA DOZE, Nº 684	Greenfield	Self-supporting	90	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	490.46	0.00
540	7143675	RJNCT0438	-22.88633	-43.12295	RJ	Niteroi	Rua Quinze de Novembro, nº49 - Icaraí	Rooftop	Mast	(6+6)	(+1,5+2,45)	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	8,500.00	0.00
541	7143835	SPCAS2549	-23.52306	-47.10361	SP	Campinas	RUA BARÃO DE JAGUARA, 707 - CONCEIÇÃO	Rooftop	Tubular Mount	6	11.85	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
542	7143856	PETMR3031	-8.00375	-34.90425	PE	Recife	R. Jundiá, 242 - Edf Sual	Rooftop	Post	58	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	3,902.28	0.00
543	7143927	SPSCL2559	-22.00886	-47.90058	SP	Sao Carlos	Rua Dona Maria Jacinta, 241, São Carlos - SP	Rooftop	Mast	(4+4+4)	3.689	4,400.00	0.00	0	-	0.00	Third Party Property	3,832.47	0.00
544	7144494	SPGRS3002	-23.47636	-46.55392	SP	Guarulhos	Av. São Paulo, 352 - Cidade Brasil - Guarulhos - SP	Rooftop	Mast	(6+6+6)	2.927	4,400.00	0.00	0	-	0.00	Third Party Property	6,022.09	0.00
545	7144604	SPWCT3015	-23.56721	-46.42094	SP	Sao Paulo	Rua Jaguapeba, 100	Rooftop	Mast	(4+6)	2.406	4,400.00	0.00	0	-	0.00	Third Party Property	3,933.73	0.00
546	7144622	SPWPT3039	-23.47608	-46.71418	SP	Sao Paulo	Rua Cel. Gonçalves da Siqueira 145, Pirituba	Greenfield	Self-supporting	40.7	3.12	4,400.00	0.00	0	-	0.00	Third Party Property	6,170.80	0.00
547	7144688	SPWRE3073	-23.55030	-46.64684	SP	Sao Paulo	Rua Augusta, 66	Rooftop	Mast	(3+3+3)	2.09	4,400.00	0.00	0	-	0.00	Third Party Property	7,230.05	0.00
548	7145118	GOANS3010	-16.40711	-48.94197	GO	Anapolis	VIELA VP-3D – DISTRITO AGRO-INDUSTRIAL DE ANÁPOLIS (DAIA) – ANÁPOLIS	Greenfield	Self-supporting	80	18.79	4,400.00	0.00	1	[PENDING OI]	1,250.00	Not Informed	NOT INFORMED	0.00
549	7145590	SCARB0008	-27.12850	-52.34360	SC	Arabuta	LINHA JURITI AREA INDUSTRIAL S/N	Greenfield	Self-supporting	60	3.03	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
550	7146414	DFBSA0676	-15.79500	-47.93222	DF	Brasilia	Sudoeste Octogonal QRSW 1 Bloco A5	Rooftop	Tubular Mount	15	3.36	4,400.00	0.00	0	-	0.00	Third Party Property	3,360.41	0.00
551	7146751	PISCB1366	-6.83486	-41.34552	PI	Sao Joao Da Canabrava	Av. Nossa Sra. de Fátima, 0	Greenfield	Self-supporting	84	6.71	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
552	7147044	ROCMN3200	-10.56831	-63.62225	RO	Campo Novo De Rondonia	AV. RIO BRANCO, S/N	Greenfield	Self-supporting	48	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
553	7147226	PIUIO1436	-4.58955	-42.86070	PI	Uniao	Rua Davi Caldas, S/Nº - Centro	Greenfield	Self-supporting	86	22.22	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
554	7147473	SPJCI1883	-23.30617	-45.97344	SP	Jacarei	R. Cap. João Jose de Macedo, 340	Rooftop	Mast	(4+4+4)	2.82	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
555	7147709	PEBVG3082	-8.10944	-34.90583	PE	Recife	RUA SGT SILVINO MACEDO, 155	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,536.77	0.00
556	7147773	PESAR3274	-8.04986	-34.87566	PE	Recife	Rua Vinte e Quatro de Agosto, 109	Rooftop	Mast	18	1.424106	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
557	7147859	RSPAB0971	-30.15254	-51.13854	RS	Porto Alegre	ALAMEDA J - UNIDADE VICINAL, 183	Rooftop	Mast	9	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
558	7150034	3GRJVAS3332	-22.30693	-43.55407	RJ	Vassouras	ESTRADA BARÃO DE IPIABAS, S/Nº – VASSOURAS	Greenfield	Self-supporting	10	0.9	4,400.00	0.00	1	[PENDING OI]	1,250.00	Provision Free of Charge	N/A	0.00
559	10706003	PIVLN1349	-7.14333	-40.93889	PI	Vila Nova Do Piaui	Av Central, s/n	Greenfield	Self-supporting	46	6.07	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
560	521096	PAPUP2064	-6.06925	-50.06644	PA	Santana	RUA FRANCISCO RAMOS,28 - SANTANA	Greenfield	Self-supporting	Not Informed	0.0985	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
561	531060	SPWPZ3961	-23.53652	-46.69156	SP	Sao Paulo	Rua Coari, 208	Greenfield	Self-supporting	40	2.27	4,400.00	0.00	0	-	0.00	Third Party Property	5,184.79	0.00
562	531197	RJURC0027	-22.94306	-43.15667	RJ	Rio De Janeiro	Av. João Luiz Alves, s/n (Fortaleza de São João) - Urca, Rio de Janeiro	Rooftop	Mast	3	13.2	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
563	531604	RJCDS0381	-22.94531	-43.36297	RJ	Rio De Janeiro	Estr. Mal. Miguel Salazar Mendes de Moraes, 1409	Rooftop	Mast	5	2.007	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
564	532022	RJPMG0058	-22.87939	-43.44568	RJ	Rio De Janeiro	Rua Cajaíba, 245, Padre Miguel	Rooftop	Mast	(6+4+5)	(3,77+0,60+0,67)	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
565	532520	RJNCT0469	-22.89036	-43.12031	RJ	Niteroi	Rua São Pedro, nº 128, Centro	Rooftop	Tubular Mount	(4+4+4+4+4)	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
566	532582	SPWSL4088	-23.58691	-46.54851	SP	Sao Paulo	Rua Joaquim Ribeiro da Costa, 386	Greenfield	Self-supporting	40	1.6	4,400.00	0.00	0	-	0.00	Third Party Property	17,144.00	0.00
567	645511	TOPMJ2109	-10.19756	-48.34917	TO	Palmas	AVENIDA LO-5, LT 01 – PLANODIRETOR SUL	Rooftop	Mast	9	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
568	647320	MGPMS5625	-18.59075	-46.50221	MG	Patos De Minas	RUA SALVINA MARIA DO CARMO, S/N	Greenfield	Post	40	7.76	4,400.00	0.00	2	[PENDING OI]	2,500.00	Third Party Property	1,079.13	0.00
569	648887	PRLDA0215	-23.30966	-51.17837	PR	Londrina	Rua Tiradentes, 501	Rooftop	Tubular Mount	15.33	5.72	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
570	650088	MTCBA0021	-15.59244	-56.09150	MT	Cuiaba	AV HIST RUBENS DE MENDONCA - BAU	Rooftop	Guyed	10	2.08	4,400.00	0.00	0	-	0.00	Third Party Property	7,651.52	0.00
571	650620	RSPLT0139	-31.75432	-52.31574	RS	Pelotas	Av. Domingos de Almeida, 1902- Areal	Greenfield	Self-supporting	40	4.53	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
572	651160	DFBSA0189	-15.81159	-47.90339	DF	Brasilia	SQS 307 BLOCO J - Nº S/N	Rooftop	Mast	5	4.02	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
573	654494	ESCIM3808	-20.83596	-41.18034	ES	Cachoeiro De Itapemirim	RUA JOSE FARIAS DE JESUS, 8	Rooftop	Mast	6	2.66	4,400.00	0.00	0	-	0.00	Third Party Property	1,250.70	0.00
574	661041	ESVTA3002	-20.29791	-40.30030	ES	Vitoria	AV. NOSSA SENHORA DA PENHA,1495	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,566.16	0.00
575	661926	MGSDE5014	-21.13589	-44.25834	MG	Sao Joao Del Rei	RUA GABRIEL PASSOS, 321	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	6,650.03	0.00
576	880080	RSPAB0857	-30.08097	-51.22861	RS	Porto Alegre	AVENIDA CRUZEIRO DO SUL, 2323	Rooftop	Mast	7	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
577	881342	MTCBA0164	-15.62367	-56.08722	MT	Cuiaba	AV. BEIRA RIO, 3100 JARDIM EUROPA	Rooftop	Mast	5	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
578	4058540	RJGAL0976	-22.80671	-43.23271	RJ	Rio De Janeiro	Estrada das Canárias, S/N	Greenfield	Self-supporting	20	2.116	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
579	7140682	PEBVG3222	-8.12014	-34.90161	PE	Recife	Rua Fernando Simoes Barbosa 316	Rooftop	Mast	3	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
580	7140740	PEJBO3310	-8.19597	-34.91958	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 4804	Rooftop	Post	6	1.73	4,400.00	0.00	0	-	0.00	Third Party Property	5,200.04	0.00
581	7140761	PEJBO3302	-8.17083	-34.91407	PE	Jaboatao Dos Guararapes	Avenida Beira Mar, 520	Rooftop	Post	5	2.7	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
582	7141352	SPWBF3580	-23.52815	-46.68023	SP	Sao Paulo	Rua Turiassú, 1663, Perdizes	Rooftop	Mast	(3+3+3+3)	(0,79+0,18+0,79+1,29)	4,400.00	0.00	0	-	0.00	Third Party Property	7,772.65	0.00
583	7141897	SPSJC5401	-23.20211	-45.89556	SP	Sao Jose Dos Campos	Rua Cel João Cursino, 240/242 - Ed. Toulon	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	6,735.43	0.00
584	7141910	SPSTS5402	-23.97089	-46.30352	SP	Santos	RUA LACERDA FRANCO, Condomínio Ed. Icaraima - Bairro Aparecida 137, CEP:11025180	Rooftop	Mast	(4+4+4)	5203104+0,5203104+0,6334077[illegible]	4,400.00	0.00	0	-	0.00	Third Party Property	5,863.60	0.00
585	7142425	SPWTU4150	-23.47031	-46.58804	SP	Sao Paulo	R. Roque de Paula Monteiro, 317 – Tucuruvi – São Paulo	Rooftop	Mast	(6+6+6)	4.026	4,400.00	0.00	0	-	0.00	Third Party Property	9,625.29	0.00
586	7142646	SPWMM3899	-23.59191	-46.67088	SP	Sao Paulo	RUA DOMINGOS FERNANDES, 588 – MOEMA – SÃO PAULO	Rooftop	Mast	(2,5+2)	2.493	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
587	7142776	SPWPI3040	-23.52055	-46.62333	SP	Sao Paulo	Av. Cruzeiro do Sul, 1100 - Canindé	Rooftop	Mast	(4+4+4+4+4+4)	3.986	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
588	7143713	RJGAL0142	-22.83051	-43.24688	RJ	Rio De Janeiro	Av. Vinte de Janeiro, S/Nº	Greenfield	Post	30	5.07	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00

DocuSign Envelope ID: C6090006-247A-471C-86A1-B1FF4A9F9929

Geolocation		Address			Structure			Base Fee	Basic Remuneration	Additional Remuneration Due at Date of Conclusion	Site Sharing			Passthrough Returns		Increase of Regularization Cost
#	Keycode	Site ID	Latitude (decimal)	Longitude (decimal)	Fed. Unit	Municipality	Address	Site Type	Structure Type	Height (m)	WEA Installed *	Liquid Base Fee (BRL/month)	(BRL/Month)	# of Operators	Client(s)	Monthly Liq. Amount (BRL/Month)	Proprietor	Liquid Rent (BRL/Month)	Increase of Regularization Cost Transfer (BRL/Month)
589	7144142	CEFLA0171	-3.72978	-38.52563	CE	Fortaleza	Rua Sena Madureira, 1070	Rooftop	Mast	(2+2+2)	(9,578+4,594+7,733)	4,400.00	0.00	0	-	0.00	Third Party Property	6,355.81	0.00
590	7144174	DFROD0128	-16.10469	-47.45419	DF	Brasilia	Rodovia Brasília - Unaí, BR251, Km 14 - nº S/N	Greenfield	Self-supporting	60	2.04	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
591	7144252	DFBSA0015	-15.81109	-47.95928	DF	Brasilia	(FIL-DF) SIA SAPS AE D	Rooftop	Mast	5	1.99	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
592	7144403	DFBSA0312	-15.83558	-47.86745	DF	Brasilia	SHIS QI 11, BLOCO O. LAGO SUL	Rooftop	Tubular Mast	9	1.41	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	NOT INFORMED	0.00
593	7144531	AMPFG3424	-1.93694	-59.42106	AM	Presidente Figueiredo	Rua Teffi, 23 - Atroari	Greenfield	Self-supporting	75.6	14.58	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
594	7144865	GOGNA0088	-16.67138	-49.26694	GO	Goiania	Rua 17A Esquina Com 13A , 889 – ST. Aeroporto - GO	Rooftop	Mast	(4+2)	3.391	4,400.00	0.00	0	-	0.00	Third Party Property	5,000.00	0.00
595	7145167	GOGNA0462	-16.68250	-49.30130	GO	Goiania	RUA BENEDITO ZUPELLI, 254-320	Rooftop	Mast	8	4.448	4,400.00	0.00	0	-	0.00	Third Party Property	2,700.00	0.00
596	7146082	RSSGB0201	-30.34070	-54.08000	RS	Sao Gabriel	BR 290. SANTA MARGARIDA DO SUL. ESTRADA DA SERRINHA S/N	Greenfield	Self-supporting	40	5.21	4,400.00	0.00	0	-	0.00	Third Party Property	2,278.40	0.00
597	7147086	RSPAB0023	-29.97833	-51.16780	RS	Porto Alegre	Av. Fernando Ferrari, 1001	Rooftop	Post	(4+4+4)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	NOT INFORMED	0.00
598	7147472	SPJCI3882	-23.30361	-46.95638	SP	Jacarei	Rua Gilberto Moreira, 296 - Vila Formosa, Jacareí - SP	Rooftop	Mast	(3+3+3)	2.493	4,400.00	0.00	0	-	0.00	Third Party Property	2,501.66	0.00
599	7147530	DFBSA0729	-15.79676	-47.86716	DF	Brasilia	ESPLANADA DOS MINISTÉRIOS, BLOCO R, SALA 57 - MINISTÉRIO DAS COMUNICAÇÕES	Rooftop	Mast	5	3.3	4,400.00	0.00	1	[PENDING OI]	1,250.00	Not Informed	NOT INFORMED	0.00
600	7149041	RSPAB0837	-30.04698	-51.21071	RS	Porto Alegre	AVENIDA JOÃO PESSOA, 2050 - SANTANA	Rooftop	Mast	6	3.26	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
601	7141538	SPWCB3651	-23.62529	-46.68406	SP	Sao Paulo	Rua Barão do Triunfo, 276	Rooftop	Mast	(4+3+3+3)	(1,01+1,10+1,01+1,97)	4,400.00	0.00	0	-	0.00	Third Party Property	8,552.34	0.00
602	647675	MGPAM6020	-21.41935	-45.83501	MG	Pama	RUA SANTA EDWIGES, S/N	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
603	656692	MGGOH5120	-21.53665	-43.20046	MG	Goiana	RUA JOAO DE SOUZA RIBEIRO, 0	Greenfield	Self-supporting	32	NOT INFORMED	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
604	655699	MGULA5739	-18.86708	-48.26668	MG	Uberlandia	RUA VIRGILIO CARREJO, 450	Greenfield	Self-supporting	70	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
605	647269	MGFVI2311	-16.88039	-40.92700	MG	Fronteira Dos Vales	RUA BAHIA, 198	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
606	885951	MGCSH5763	-18.57800	-47.87600	MG	Cascalho Rico	RUA IOLANDA M. CARDOSO, 225	Greenfield	Self-supporting	60	1.1	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
607	647631	MGURA5723	-19.92138	-47.92416	MG	Uberaba	AVENIDA FILOMENA CARTAFINA, KM 17	Greenfield	Self-supporting	90	33.07	4,400.00	0.00	0	-	0.00	Third Party Property	2,676.64	0.00
608	7140334	RSPAB0381	-30.08400	-51.24590	RS	Porto Alegre	AVENIDA DIARIO DE NOTICIAS, 300	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
609	7146773	RSPAB0037	-30.08637	-51.17737	RS	Porto Alegre	Estr. Embuaré, 114	Greenfield	Self-supporting	50	2.81	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
610	658632	MGGUN5667	-18.84330	-46.79333	MG	Guimarania	RUA TUPINAMBAS, 5151	Greenfield	Self-supporting	32	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
611	7140505	RSPAB0056	-30.10923	-51.26387	RS	Porto Alegre	RUA INTERNA DO CLUBE DOS JANGADEIROS	Greenfield	Self-supporting	24	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
612	658009	MGCAA6386	-19.07260	-41.86400	MG	Capitao Andrade	AVENIDA LEVINDO DIAS, S/N	Greenfield	Self-supporting	30	NOT INFORMED	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
613	646846	MGMEF6434	-16.87250	-41.25810	MG	Monte Formoso	MORRO DO CEMITERIO	Greenfield	Self-supporting	60	NOT INFORMED	4,400.00	0.00	0	-	0.00	Provision Free of Charge	N/A	0.00
614	7142823	MGORP4604	-20.31090	-43.71095	MG	Ouro Preto	AVENIDA VER. JOAQUIM DIAS TOLÊDO, S/N	Greenfield	Post	42	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
615	7140539	RSPAB0047	-30.18930	-51.16200	RS	Porto Alegre	ESTRADA CHAPEU DO SOL, 681	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,000.00	0.00
616	658989	MGCRB6395	-16.61570	-42.18361	MG	Coronel Murta	RUA NOSSA SENHORA APARECIDA, S/Nº	Greenfield	Post	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
617	648291	MGJFA5035	-21.79720	-43.38340	MG	Juiz De Fora	RUA LEONILDO GONÇALVES REGADO, 125	Greenfield	Post	12	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Own Property	N/A	0.00
618	7147825	RSPAB0533	-29.98690	-51.18090	RS	Porto Alegre	AVENIDA DOS ESTADOS, 1353	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
619	7147062	SCTIL0690	-28.83390	-49.84564	SC	Timbe Do Sul	RUA CARLOS SAVI, S/N	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
620	7144840	ROPVO3036	-8.76386	-63.88491	RO	Porto Velho	AV. GOV. JORGE TEIXEIRA, 629	Greenfield	Self-supporting	30	NOT INFORMED	4,400.00	0.00	1	[PENDING OI]	1,250.00	Third Party Property	1,656.16	0.00
621	656314	MGTPI5861	-19.88675	-46.02063	MG	Tapirai	PRAÇA JOSÉ PAIVA CARDOSO S/Nº	Greenfield	Post	30	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
622	646345	MGNLA3030	-20.00580	-43.96870	MG	Nova Lima	RODOVIA JUSCELINO KUBITSCHEK / BR -040, KM 545, S/N	Rooftop	Mast	6	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	5,816.08	0.00
623	647651	MGADS4717	-19.65090	-42.86840	MG	Antonio Dias	RUA BELO HORIZONTE, S/N	Greenfield	Self-supporting	43	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
624	649809	MGJOS6424	-16.54986	-42.50946	MG	Josenopolis	MORRO DAS ANTENAS, S/Nº	Greenfield	Self-supporting	60	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
625	7143335	SIMGSER4079	-19.94466	-43.92221	MG	Belo Horizonte	RUA AFONSO PENA, 4001	Rooftop	Mast	(3+3+3+3+3+3+3+3)	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
626	878575	MGPOU5188	-22.24833	-44.93431	MG	Pouso Alto	RUA JOÃO LINO DA SILVA, S/N	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
627	579422	CEJNB0339	-7.20470	-39.31910	CE	Juazeiro Do Norte	AV. PADRE CICERO, 641, EDIFÍCIO OI	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Own Property	N/A	0.00
628	646972	MGENF6404	-19.62355	-42.22775	MG	Entre Folhas	ALTO DO MORRO DA ESTAÇÃO TELEMAR	Greenfield	Self-supporting	30	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
629	649120	MGINH5250	-19.17572	-41.86461	MG	Itanhomi	AV. SÃO CRISTOVÃO, S/N	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	430.69	0.00
630	654923	MGSTE6467	-19.34060	-42.16300	MG	Sao Joao Do Oriente	RUA ESPERANÇA, S/N	Greenfield	Self-supporting	32	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
631	651180	MGUBU5904	-17.25500	-40.57100	MG	Umburatiba	RUA PEDRO GANGA, Nº 47	Greenfield	Self-supporting	40	NOT INFORMED	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
632	7145534	SGSCFNS0572	-27.43006	-48.47056	SC	Florianopolis	ROD. TERTULIANO BRITO XAVIER, 2352	Rooftop	Mast	4	NOT INFORMED	4,400.00	0.00	0	-	0.00	Third Party Property	4,203.39	0.00
633	7143168	ESMRZ3760	-21.04210	-40.83100	ES	Marataizes	RUA MARIA HORTIZ, S/N	Greenfield	Self-supporting	35	-	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
634	7148081	SCGPR3117	-26.93240	-48.95350	SC	Gaspar	RUA DORALÍCIO GARCIA, 330	Rooftop	Mast	(10+10+10+10+7+7)	-	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
635	655458	MGMPL6433	-18.05810	-41.39740	MG	Mendes Pimentel	RUA DA TORRE, S/N	Greenfield	Post	30	-	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
636	657856	MGPTE6445	-17.80440	-41.78830	MG	Pote	AV. DOUTOR GETÚLIO VARGAS,321	Greenfield	Post	40	-	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
637	7145368	SCCCO0052	-27.07420	-52.62663	SC	Chapeco	AVENIDA FERNANDO MACHADO, 3639	Rooftop	Mast	(3+3)	-	4,400.00	0.00	0	-	0.00	Not Informed	NOT INFORMED	0.00
638	40700	SRRJCTO3024	-22.90970	-43.17805	RJ	Rio De Janeiro	Rua Senador Dantas, 105 - BB SEDAN 23 andares	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
639	13778	SRMGBFR4203	-19.92150	-43.95085	MG	Belo Horizonte	Avenida Augusto de Lima, 1549 - Forum Lafayete	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,150.21	0.00
640	17779	RJSMI2421	-22.79690	-43.35110	RJ	Sao Joao De Meriti	Rodovia Presidente Dutra, 4200 - Shopping Grande Rio	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,794.08	0.00
641	22803	SPWST2671	-23.62320	-46.69843	SP	Sao Paulo	AV ROQUE PETRONI JUNIOR, 1089 / TE	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	79,980.95	0.00
642	6176	SPWCB3642	-23.62750	-46.65800	SP	Sao Paulo	Av. Washington Luís, s/n - Aeroporto Internacional de Congonhas	Indoor	Airport	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	83,558.02	0.00
643	44270	SRCEFLA0142	-3.77920	-38.54085	CE	Fortaleza	Av. Senador Carlos Jereissati, 3000	Indoor	Airport	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	33,051.02	0.00
644	5760	SPGRS2853	-23.48880	-46.54870	SP	Guarulhos	Rod. Presidente Dutra, Km 230 - Internacional Shopping Guarulhos	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,298.25	0.00
645	5766 / 5767	ES4359 / SPGRS	-23.42640	-46.48262	SP	Guarulhos	Rod. Hélio Schmidt, s/n - Aeroporto Internacional de São Paulo (Cumbica)	Indoor	Airport	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	122,952.37	0.00
646	9266	SRBASCT0204	-12.91450	-38.33402	BA	Salvador	PRACA GAGO COUTINHO, 282,	Indoor	Airport	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	49,025.70	0.00
647	17062	SRRJCTO3037	-22.91100	-43.16650	RJ	Rio De Janeiro	Praça Senador Salgado Filho, S/N - Aeroporto Santos Dumont	Indoor	Airport	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	1,655.25	0.00
648	24385	DFIND0132	-15.83610	-48.05711	DF	Brasilia	CSB 2, Lotes 1/4, Alameda Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,254.25	0.00
649	5686	SPBRE4271	-23.49650	-46.84910	SP	Barueri	Al. Rio Negro, 1033 - Alphaville Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,776.51	0.00
650	5089	SPMIA2859	-22.18620	-49.96714	SP	Marilia	R. dos Tucunarés, 500 - Aquarius Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,400.45	0.00
651	4635	SPARC2841	-21.22200	-50.43551	SP	Aracatuba	Av. Joaquim Pompeu de Toledo, 601 - Araçatuba Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,593.87	0.00
652	25708	SRRSIND0525	-30.03210	-51.23039	RS	Porto Alegre	PRACA DA MATRIZ SN	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
653	17918	SRRJBTJ3031	-22.99740	-43.35861	RJ	Rio De Janeiro	Avenida das Américas, 4666	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	32,315.75	0.00
654	4709	SPBRU2845	-22.34230	-49.04950	SP	Bauru	R. Henrique Savi, 15-55 - Bauru Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,963.89	0.00
655	25703	SRRSIND0519	-30.05010	-51.22903	RS	Porto Alegre	AVENIDA PRAIA DE BELAS, 1181	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,500.48	0.00
656	13727	SRMGBEL4193	-19.97490	-43.94455	MG	Belo Horizonte	Rodovia BR-356, 3049 - BH Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	16,438.76	0.00
657	13836	MGCEM4108	-19.94300	-44.03991	MG	Contagem	Avenida João César de Oliveira, 1275 - Big Shopping (32260-250)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,754.87	0.00
658	6650	SPWST4067	-23.65430	-46.70053	SP	Sao Paulo	R. Borba Gato, 59 - Boa Vista Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,420.83	0.00
659	16827	RJBOT2604	-22.94730	-43.18330	RJ	Rio De Janeiro	Praia de Botafogo, 400 - Botafogo Praia Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	17,190.49	0.00
660	45016	DFIND0726	-15.73340	-47.89914	DF	Brasilia	SETOR TERMINAL NORTE, CONJUNTO J, BOULEVARD SHOPPING	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,804.08	0.00
661	6119	SPWBF2628	-23.52680	-46.68000	SP	Sao Paulo	Rua Turiassú, 2100	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,358.63	0.00
662	24393	DFIND0130	-15.78730	-47.88881	DF	Brasilia	QD SCN Q 5 BL A, 0 - ASA NORTE	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,284.78	0.00
663	5556	SPSVE2890	-23.96750	-46.38360	SP	Sao Vicente	R. Frei Gaspar, 365 - Brisamar Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,955.64	0.00
664	4951	SPGTA2632	-22.81250	-45.19760	SP	Guaratingueta	Av. Juscelino Kubitscheck de Oliveira, 351 - Buriti Shopping Guará	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,897.94	0.00
665	27674	SRGOIND0199	-16.74120	-49.27504	GO	Goiania	Av. Rio Verde, Qd. 102-104	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,291.70	0.00
666	24386	DFIND0133	-15.80200	-47.86500	DF	Brasilia	Câmara dos Deputados - Praça dos Três Poderes	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	1,110.75	0.00
667	24085	SRCEFLA0400	-3.76784	-38.49534	CE	Fortaleza	AV DR TOMPSON BULCÃO 830	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
668	17064	SRRJCTO3010	-22.91040	-43.17550	RJ	Rio De Janeiro	Praça Floriano, s/n - Camara Municipal	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
669	4761	SPCAS2846	-22.93230	-47.07810	SP	Campinas	R. Jacy Teixeira Camargo, 940 - Campinas Center	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,405.08	0.00
670	4844	SPCGT2849	-23.62430	-45.41050	SP	Caraguatatuba	Av. Arthur Costa Filho, 937 - Caraguá Praia Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,500.03	0.00
671	27204	PRIND0394	-23.34360	-51.18631	PR	Londrina	RODOVIA CELSO GARCIA CID, S/N	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,594.78	0.00
672	50578	SRRJDQX3059	-22.78740	-43.28660	RJ	Duque De Caxias	Rodovia Washington Luiz, 2895 - Caxias Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
673	53203	SRRJTNQ3058	-22.92490	-43.36147	RJ	Rio De Janeiro	Avenida Geremário Dantas, 402 - Center Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	20,443.89	0.00
674	5350	SPSJC5473	-23.19940	-45.88092	SP	Sao Jose Dos Campos	Av. Deputado Benedito Matarazzo, 9403 - Center Vale Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,928.39	0.00
675	6759	SPWVP4227	-23.59350	-46.58554	SP	Sao Paulo	Av. Dr. Francisco Mesquita, 1000 - Central Plaza Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	16,765.64	0.00
676	18948	SRCEFLA0424	-3.80637	-38.53233	CE	Fortaleza	AV DR SILAS MUNGUBA, 5700	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
677	44517	SRRJBOT3027	-22.95040	-43.18064	RJ	Rio De Janeiro	Praia de Botafogo, 501 - Centro Empresarial Mourisco	Indoor	Entrepreneurial Center	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,607.01	0.00
678	16874	SRRJBTJ3047	-22.98310	-43.36490	RJ	Rio De Janeiro	Av Ayrton Senna, 3000 - Via Parque - Citibank Hall	Indoor	Show Venue	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,177.70	0.00
679	73162	SPBRE0581	-23.50590	-46.83716	SP	Barueri	Av Marcos P de Ulhoa Rodrigues, 939 - AZUL	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Blue Customer	WITHOUT CONTRACT (in costumer's area)	0.00
680	4350	SPWJE2880	-23.54760	-46.75700	SP	Sao Paulo	Av. Lelio Machado, 100 - Continental Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,084.12	0.00
681	24224	SRRJCTO3045	-22.90810	-43.16976	RJ	Rio De Janeiro	Av. Marechal Câmara, 314 - Defensoria Pública (DPGE)	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
682	14425	SRMGLUR4196	-19.92780	-43.94689	MG	Belo Horizonte	Avenida Olegário Maciel, 1600 - Diamond Mall Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,337.54	0.00
683	17123	SRRJDQX4007	-22.78610	-43.31112	RJ	Duque De Caxias	AV GOV LEONEL DE MOURA BRIZOLA 1777	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
684	5090	SPMIA2860	-22.22390	-49.93360	SP	Marilia	Av. Esmeraldas, 701 - Esmeralda Plaza Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,800.03	0.00
685	5390	SPSOC2891	-23.53360	-47.46280	SP	Sorocaba	Av. Izoraida Marques Peres, 401 - Esplanada Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	17,107.10	0.00
686	6723	SPWVG2881	-23.51100	-46.61230	SP	Sao Paulo	R. José Bernardo Pinto, 333 - Expo Center Norte	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,644.82	0.00
687	75354	SPWST0333	-23.62710	-46.70197	SP	Sao Paulo	R. Arquiteto Olavo Redig de Campos, 105 - EZ Towers – Torre A	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	342,141.82	0.00
688	4894	SPFAC2636	-20.54800	-47.41600	SP	Franca	Av. Rio Negro, 1100 - Franca Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,714.96	0.00
689	4780	SPCAS4833	-22.86340	-47.02280	SP	Campinas	Rodovia Dom Pedro I, Km 131,5 - Galleria Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,850.94	0.00
690	4881	SPCTD2850	-21.12660	-48.97750	SP	Catanduva	Av. José Nelson Machado, 280 - Garden Catanduva Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,040.22	0.00
691	25215	MTCBA0068	-15.58820	-56.11236	MT	Cuiaba	AV. LAVA PÉS	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,398.59	0.00
692	6026	SPSNE2870	-23.64070	-46.53150	SP	Santo Andre	Av. Industrial, 600 - Grand Plaza Shopping (Antigo ABC Plaza Shopping)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,584.57	0.00
693	16815	SRRJBNF3050	-22.88650	-43.28514	RJ	Rio De Janeiro	Avenida Dom Hélder Câmara, 5474	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	29,961.38	0.00
694	14431	SRMGLUX4493	-19.95070	-43.95887	MG	Belo Horizonte	Rua Gentios, 1350 - Hospital Luxemburgo / Mário Penna	Indoor	Hospital	-	-	35,000.00	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
695	44972	SRCEFLA0246	-3.72384	-38.48532	CE	Fortaleza	Avenida Beira-Mar, No 3980	Indoor	Hotel	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
696	23412	SRCEFLA0296	-3.75023	-38.44800	CE	Fortaleza	Av Dioguinho, 4189	Indoor	Hotel	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,000.03	0.00
697	17469	RJNIU2623	-22.75360	-43.45421	RJ	Nova Iguacu	Av Governador Roberto da Silveira, 540 - Iguaçu Top Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,694.00	0.00
698	5312	SPSCL2874	-22.01770	-47.91460	SP	Sao Carlos	Passeio dos Flamboyants, 200 - Iguatemi São Carlos	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,227.13	0.00
699	17559	RJPTG2607	-22.80980	-43.20168	RJ	Rio De Janeiro	Avenida Maestro Paulo Silva, 400	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,161.72	0.00
700	5016	SPJCI2856	-23.30420	-45.96330	SP	Jacarei	R. Barão de Jacareí, 364 - Jacareí Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,246.27	0.00
701	5009	SPJAU2857	-22.29750	-48.54580	SP	Jau	Av. Dr. Quinzinho, 511 - Jaú Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,533.33	0.00
702	17296	SRRJJCP3042	-22.97540	-43.39051	RJ	Rio De Janeiro	Avenida Embaixador Abelardo Bueno, 3401	Indoor	Stadium	-	-	80,000.00	0.00	0	-	0.00	Third Party Property	30,000.00	0.00
703	5191	SPPGR5270	-23.99600	-46.40745	SP	Praia Grande	AV AYRTON SENNA DA SILVA, 1500	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,320.51	0.00
704	4048	PBMAN4500	-7.09805	-34.84500	PB	Joao Pessoa	Avenida Gov Flavio Ribeiro Coutinho 805/TO	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,774.89	0.00
705	24125	SPWST3333	-23.62140	-46.69962	SP	Sao Paulo	Av. Dr. Chucri Zaidan, 902 (Market Place Offices - Torres de escritório)	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	19,170.41	0.00
706	6649	SPWST4066	-23.62140	-46.69962	SP	Sao Paulo	Av. Dr. Chucri Zaidan, 902	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	19,170.40	0.00
707	5890	SPMAU2861	-23.66440	-46.46070	SP	Maua	Av. Governador Mario Covas Junior, 01 - Mauá Plaza Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,151.97	0.00
708	5854	SPJAI2858	-23.16800	-46.89206	SP	Jundiai	Av. Antônio Frederico Ozanan, 6000 - Maxi Shopping Jundiaí	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,404.02	0.00
709	19680	SRAMMNS3304	-3.10138	-60.02472	AM	Manaus	Avenida Djalma Batista, 1661 - Millennium Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,370.01	0.00
710	15097	SRMGUNI4194	-19.87460	-43.92567	MG	Belo Horizonte	Avenida Cristiano Machado, 4000 - Minas Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,210.40	0.00
711	24402	DFIND0139	-15.80150	-47.86781	DF	Brasilia	Itamaraty - Esplanada dos Ministérios, Bloco H, Ministério das Relações Exteriores	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
712	5498	SPSTS2871	-23.96680	-46.33490	SP	Santos	Av. Euclides da Cunha, 21 - Miramar Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,890.21	0.00
713	5900	SPMCZ2862	-23.54570	-46.17960	SP	Mogi Das Cruzes	Av. Ver. Narciso Yague Guimarães, 1001 - Mogi Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,840.66	0.00
714	6648	SPWST4065	-23.62320	-46.69843	SP	Sao Paulo	AV ROQUE PETRONI JUNIOR, 1089	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	51,549.53	0.00
715	4474	RNCAN6201	-5.84138	-35.21056	RN	Natal	Avenida Senador Salgado Filho 2234	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,292.50	0.00
716	18944	SRCEFLA0297	-3.73527	-38.56630	CE	Fortaleza	Av. Bezerra de Menezes, no. 2450 (North Shopping)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,180.12	0.00
717	5269	SPRPO2866	-21.20720	-47.76361	SP	Ribeirao Preto	Av. Presidente Kennedy, 1500 - Novo Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	17,403.39	0.00
718	38876	SPOCO0087	-23.52930	-46.77787	SP	Osasco	Rua Tenente Avelar Pires de Azevedo, 81 - Osasco Plaza Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	18,834.83	0.00
719	4403	PERCE3244	-8.06522	-34.87544	PE	Recife	Rua Cais da Alfândega S/N	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,843.45	0.00
720	72069	PESTA3052	-8.06006	-34.87816	PE	Recife	Praça da Republica, S/N	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
721	25229	MTCBA0011	-15.57580	-56.07147	MT	Cuiaba	AV. RUBENS DE MENDONÇA	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,030.70	0.00
722	50780	SRRJCGR3022	-22.92710	-43.57513	RJ	Rio De Janeiro	Estrada do Monteiro, 1200 - Park Shopping Campo Grande	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,119.92	0.00
723	4770 / 23280	4S4832 / SPCAS	-22.84680	-47.06130	SP	Campinas	Av. Guilherme Campos, 500 - Parque Dom Pedro Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	28,063.22	0.00
724	23674	PAICO2253	-1.37000	-48.44630	PA	Belem	Rodovia Augusto Montenegro, 4300 (Parque Shopping Belém)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,855.14	0.00
725	5218	SPPPE2851	-22.12100	-51.38540	SP	Presidente Prudente	Rua Siqueira Campos, 1545 - Parque Shopping Prudente	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,211.11	0.00
726	72279	ALMCO2390	-9.55989	-35.74448	AL	Maceio	AV MENINO MARCELO, 3800 TABULEIRO MARTINS	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	15,373.76	0.00
727	9083	SRBAIGU0208	-12.98570	-38.46728	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 1034, PITUBA PARQUE CENTER	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,051.35	0.00
728	40725	RJGAV0727	-22.97830	-43.23029	RJ	Rio De Janeiro	Rua Vice-Governador Rubens Berardo, 100	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,000.00	0.00
729	5446	SPSRR2840	-20.82790	-49.38630	SP	Sao Jose Do Rio Preto	Av. José Munia, 4775 - Plaza Avenida Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,601.88	0.00
730	5838	SPITU2855	-23.26420	-47.28040	SP	Itu	Av. Dr. Ermelindo Maffei, 1199 - Plaza Shopping Itu	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,434.07	0.00
731	5447	SPSRR2875	-20.81170	-49.38147	SP	Sao Jose Do Rio Preto	R. Bernardino de Campos, 2940 - Praça Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,986.05	0.00
732	5499	SPSTS2872	-23.97770	-46.30950	SP	Santos	R. Alexandre Martins, 80 - Praiamar Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,821.50	0.00
733	17436	RJNCT2643	-22.88510	-43.11883	RJ	Niteroi	Rua da Conceição, 188	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Being Collected	Being collected	0.00
734	24403	DFIND0137	-15.80850	-47.85939	DF	Brasilia	SET SAFS QUADRA 4 LOTE 3, 0 - ZONA CÍVICO ADMINIST	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
735	5219	SPPPE2865	-22.11610	-51.40760	SP	Presidente Prudente	Av. Manoel Goulart, 2400 - Prudenshopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,198.37	0.00
736	6784	SPWVS2253	-23.58820	-46.75102	SP	Sao Paulo	Rod. Raposo Tavares, Km 14,5 - Raposo Shopping (Antigo Shopping Off Price Raposo)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,364.07	0.00
737	17286	SRRJJBT3041	-22.96360	-43.20939	RJ	Rio De Janeiro	Rua Jardim Botânico, 266 - Rede Globo	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	NOT ONEROUS	0.00
738	5281	SPRPO5314	-21.21330	-47.81630	SP	Ribeirao Preto	Av. Cel. Fernando Ferreira Leite, 1540 - Ribeirão Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	15,620.30	0.00
739	17298 / 73101	CP3043 / SRRJJC	-22.97660	-43.41000	RJ	Rio De Janeiro	Avenida Salvador Allende, 6555	Indoor	Convention Center	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	Being collected	0.00
740	50509	SRRJBOT3021	-22.95370	-43.17854	RJ	Rio De Janeiro	Rua General Severiano, 97 - Rio Plaza Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,003.24	0.00
741	5448	SPSRR2876	-20.83520	-49.39870	SP	Sao Jose Do Rio Preto	Av. Brigadeiro Faria Lima, 6363 - Riopreto Shopping Center	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,981.33	0.00
742	26585	SCFNS0458	-27.59050	-48.51528	SC	Florianopolis	AVENIDA MADRE BENVENUTA	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,132.04	0.00
743	14784	SRMGSAV4363	-19.93840	-43.93715	MG	Belo Horizonte	Rua Alagoas, 1314 - Shopping 5ª Avenida	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	1,930.02	0.00
744	6034	SPSNE4571	-23.66800	-46.53336	SP	Santo Andre	Av. Pereira Barreto, 42 - Shopping ABC (Antigo Mappin ABC)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,794.03	0.00
745	27501	PRCTA0869	-25.46350	-49.29051	PR	Curitiba	SHOPPING ÁGUA VERDE - AVENIDA REPÚBLICA ARGENTINA, 1927	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
746	18946	SRCEFLA0299	-3.73333	-38.49778	CE	Fortaleza	Av. Dom Luis, no. 500 (Shopping Aldeota)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,105.12	0.00
747	14539	MGNLA4722	-19.98620	-43.94726	MG	Nova Lima	Rua Senador Milton Campos, 115 - (Shopping Alta Vila)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,300.03	0.00
748	6721	SPWVP4169	-23.56380	-46.56054	SP	Sao Paulo	Av. Regente Feijó, 1739	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	15,010.69	0.00
749	16908	SRRJCPS3057	-21.76360	-41.33308	RJ	Campos Dos Goytacazes	Av. 28 de Março, 574 - Shopping Avenida 28	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,123.52	0.00
750	9201	SRBAPOK0201	-13.00670	-38.52452	BA	Salvador	AVENIDA CENTENARIO, 2992	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,572.45	0.00
751	4159	PEBVT3241	-8.05990	-34.88776	PE	Recife	Rua do Giriquiti 48	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,844.89	0.00
752	38449	SPGRS0084	-23.43410	-46.40342	SP	Guarulhos	Avenida Juscelino Kubitschek de Oliveira, 5308- Shopping Bonsucesso	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
753	24800	SRGOGNA0304	-16.60500	-49.26530	GO	Goiania	Rua 9, 1855	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,674.74	0.00
754	45166	SRRJCPS3058	-21.75490	-41.34913	RJ	Campos Dos Goytacazes	Rua Doutor Silvio Bastos Tavares, 330 - Shopping Boulevard Campos	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,993.06	0.00
755	17668	SRRJSCR3028	-22.91930	-43.25045	RJ	Rio De Janeiro	Rua Barão de São Francisco, 236 - Shopping Boulevard RioShopping antigo Iguatemi	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,090.45	0.00
756	51182	ESVVA3847	-20.39240	-40.31804	ES	Vila Velha	Rodovia do Sol, Km 5000 (Shopping Boulevard Vila Velha)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,854.05	0.00
757	6783	SPWVS4237	-23.58440	-46.72507	SP	Sao Paulo	Av. Prof. Francisco Morato, 2718 - Shopping Butantã	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	19,189.85	0.00
758	38438	SPWCL0085	-23.64050	-46.75729	SP	Sao Paulo	Estrada do Campo Limpo, 45 - Shopping Campo Limpo	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,837.27	0.00
759	44607	RSCAN0958	-29.91030	-51.16295	RS	Canoas	AV GUILHERME SCHELL 6750/ TE	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,252.79	0.00
760	19772	PABLM2198	-1.40088	-48.43056	PA	Belem	Rod. BR - 316, Km 1, s/n (Shopping Castanheira)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,726.59	0.00
761	6230	SPWCO2634	-23.55840	-46.65950	SP	Sao Paulo	Av. Paulista, 2064 - Shopping Center 3	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,741.03	0.00
762	44758	SPFND1201	-20.27140	-50.23365	SP	Fernandopolis	Av. Líbero Grecco, 600 - Shopping Center Fernandópolis	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,230.49	0.00
763	6426	SPWLP2883	-23.52120	-46.70080	SP	Sao Paulo	R. Guaicurus, esquina com a Rua Catão - Shopping Center Lapa	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,405.16	0.00
764	6727	SPWVG4173	-23.51540	-46.61786	SP	Sao Paulo	TV CASALBUONO, 120	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,161.92	0.00
765	6495	SPWPH3954	-23.52380	-46.54694	SP	Sao Paulo	R. Doutor João Ribeiro,304 - Shopping Center Penha	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,864.88	0.00
766	5254	SPRCO2868	-22.41200	-47.55476	SP	Rio Claro	Av. Conde Francisco Matarazzo, 205 - Shopping Center Rio Claro	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,542.37	0.00
767	13905	SRMGCTO4035	-19.92170	-43.93989	MG	Belo Horizonte	Rua Tupis, 337 - Shopping Cidade	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
768	27268	PRIND0399	-25.47240	-49.25281	PR	Curitiba	AVENIDA MARECHAL FLORIANO PEIXOTO, 4880	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,246.80	0.00
769	5359	SPSJC5482	-23.20570	-45.90733	SP	Sao Jose Dos Campos	Av. São João, 2200 - Shopping Colinas	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,675.41	0.00
770	6497	SPWPI3037	-23.52020	-46.62322	SP	Sao Paulo	AV. CRUZEIRO DO SUL, 1100 - SHOPPING D	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	18,637.53	0.00
771	6307	SPWIB3783	-23.60880	-46.69695	SP	Sao Paulo	Av. das Nações Unidas, 12555 - Shopping D&D	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,158.39	0.00
772	17180	SRRJGAV3036	-22.97510	-43.22849	RJ	Rio De Janeiro	Rua Marquês de São Vicente, 52 - Shopping da Gávea	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,482.62	0.00
773	53050	SRMASLS1686	-2.52753	-44.25509	MA	Sao Luis	Av. Daniel de La Touche, 987	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,461.06	0.00
774	13810	SRMGCAI4097	-19.88050	-43.96798	MG	Belo Horizonte	Avenida Presidente Carlos Luz, 3001 - Shopping Del Rey	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,718.50	0.00
775	6507	SPWPN3976	-23.57250	-46.69588	SP	Sao Paulo	Av. Rebouças, 3970	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	15,824.74	0.00
776	6159	SPWBV3580	-23.55390	-46.65260	SP	Sao Paulo	R. Frei Caneca, 569 - Shopping Frei Caneca	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,166.09	0.00
777	50637	SPCOA0258	-23.59220	-46.83274	SP	Cotia	Rodovia Raposo Tavares, km 23	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,356.85	0.00
778	4305	PEJBO3326	-8.16833	-34.91889	PE	Jaboatao Dos Guararapes	Avenida Barreto de Menezes 800	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,987.52	0.00
779	6459 / 22802	M3912 / SPWMI	-23.60990	-46.66645	SP	Sao Paulo	Av. Ibirapuera, 3103 - Shopping Ibirapuera	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	30,165.10	0.00
780	18945	SRCEFLA0298	-3.75750	-38.48806	CE	Fortaleza	Av. Washington Soares, no. 85 (Shopping Iguatemi)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	23,363.48	0.00
781	44442	SPWPN0266	-23.57810	-46.68870	SP	Sao Paulo	Rua Angelina Maffei Vita, s/nº - Shopping Iguatemi - Expansão Fase III	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,570.27	0.00
782	6508	SPWPN3977	-23.57690	-46.68800	SP	Sao Paulo	Av. Brig. Faria Lima, 2232	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	283.02	0.00
783	25802	RSIND0529	-29.17660	-51.21786	RS	Caxias Do Sul	RST 453 2787 SN	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,175.02	0.00
784	6909	SRBABDA0202	-12.98130	-38.46497	BA	Salvador	AVENIDA TANCREDO NEVES, 42-152, SHOPPING IGUATEMI SALVADOR	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,241.30	0.00
785	6194	SPWCG3454	-23.67400	-46.67680	SP	Sao Paulo	AV. INTERLAGOS, 2255 - Shopping Interlagos	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	21,254.40	0.00
786	26628	SCIND0277	-27.58550	-48.61471	SC	Sao Jose	RUA GERONCIO THIVES	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,520.71	0.00
787	9082	SRBAIGU0096	-12.99640	-38.46362	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 848, SHOPPING ITAIGARA	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,200.03	0.00
788	4652	SPARQ2842	-21.78270	-48.20136	SP	Araraquara	Acesso Engenheiro Heitor de Souza Pinheiro, 2270 - Shopping Jaraguá	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,138.77	0.00
789	6702	SPWVA4154	-23.63110	-46.73585	SP	Sao Paulo	Av. Giovanni Gronchi, 5819 - Shopping Jardim Sul	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,940.84	0.00
790	4923	SPGJA2852	-23.99770	-46.25664	SP	Guaruja	Av. Marechal Deodoro da Fonseca, 885	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,247.50	0.00
791	6724	SPWVG2884	-23.51460	-46.61530	SP	Sao Paulo	Av. Otto Baumgart, 500 - Shopping Lar Center	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,653.30	0.00
792	6088	SPWAC2885	-23.56590	-46.50340	SP	Sao Paulo	Av. Aricanduva, 5555 - Shopping Leste Aricanduva	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	18,596.74	0.00
793	6548	SPWRE2886	-23.54660	-46.63857	SP	Sao Paulo	R. Coronel Xavier de Toledo, 23 - Shopping Light	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,434.08	0.00
794	40763	SPWBS0086	-23.53640	-46.61826	SP	Sao Paulo	Rua Barão de Ladário, 566/670 - Shopping Mega Polo Moda	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,548.22	0.00
795	50635	ESSEA3846	-20.23970	-40.27484	ES	Serra	Av. João Palácios, 300 (SHOPPING MESTRE ALVARO)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,677.84	0.00
796	6676	SPWTA2887	-23.53000	-46.57630	SP	Sao Paulo	R. Gonçalves Crespo, 78 - Shopping Metrô Boulevard Tatuapé	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,326.04	0.00
797	6334	SPWIT2888	-23.54070	-46.47020	SP	Sao Paulo	Av. José Pinheiro Borges, s/n - Shopping Metrô Itaquera	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,782.47	0.00
798	6743	SPWVM4203	-23.58900	-46.63708	SP	Sao Paulo	Av. Domingos de Morais, 2564 - Shopping Metrô Santa Cruz	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	19,967.29	0.00
799	6682	SPWTA4134	-23.54130	-46.57633	SP	Sao Paulo	R. Domingos Agostim, 91 - Shopping Metrô Tatuapé	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,312.04	0.00
800	5963	SPSBO2624	-23.69310	-46.55030	SP	Sao Bernardo Do Campo	Praça Samuel Sabatini, 200 - Shopping Metrópole	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,320.77	0.00
801	27503	PRIND0574	-25.43530	-49.27460	PR	Curitiba	SHOPPING METROPOLITAN - PRAÇA RUI BARBOSA, S/N	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
802	4522	RNLSA6033	-5.81236	-35.20513	RN	Natal	Avenida Bernardo Vieira 3775.Shopping Midway mall.	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,400.43	0.00
803	17081	SRRJDCT3037	-22.87850	-43.27290	RJ	Rio De Janeiro	Avenida Pastor Martin Luther King Jr, 126	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	16,623.37	0.00
804	5500	SPSTS2873	-23.96000	-46.33270	SP	Santos	Av. Ana Costa, 549 - Shopping Parque Balneário	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,608.45	0.00
805	19773	PABLM2199	-1.45000	-48.49500	PA	Belem	Trav. Padre Eutíquio, no. 1078 (Shopping Pátio Belém)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	1,726.37	0.00
806	6240	SPWCO3720	-23.54210	-46.65741	SP	Sao Paulo	Av. Higienópolis, 618 - Shopping Pátio Higienópolis	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	15,098.09	0.00
807	40604	SPSTS1165	-23.96500	-46.33217	SP	Santos	Av. Ana Costa, 465 - Shopping Pátio Iporanga	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,157.78	0.00
808	6168	SPWBV3936	-23.57060	-46.64344	SP	Sao Paulo	R. Treze de Maio, 1947 - Shopping Pátio Paulista (Antigo Shopping Paulista)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,692.63	0.00
809	14782	SRMGSAV4204	-19.94030	-43.93356	MG	Belo Horizonte	Avenida do Contorno, 6061 - Shopping Pátio Savassi	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,366.87	0.00
810	8877	SRBAASG0203	-12.98340	-38.51204	BA	Salvador	RUA CONS. JUNQUEIRA AYRES, 165/TO	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,770.00	0.00
811	5140	SPPAA2864	-22.70420	-47.65020	SP	Piracicaba	Av. Limeira, 722 - Shopping Piracicaba	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,201.37	0.00
812	23302	SPLRA3541	-22.57100	-47.40854	SP	Limeira	Rua Carlos Gomes, 1321 8º Centro - Shopping Plaza Limeira	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,148.38	0.00
813	51022	RJMCE2672	-22.39240	-41.80712	RJ	Macae	Avenida Aluísio da Silva Gomes, 800 - Shopping Plaza Macaé	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,555.35	0.00
814	6672	SPWSU4114	-23.63980	-46.62783	SP	Sao Paulo	Praça Leonor Kaupa, 103 - Shopping Plaza Sul	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,286.04	0.00
815	17347	SRRJMAD3044	-22.87250	-43.33862	RJ	Rio De Janeiro	Estrada da Portela, 99 - Shopping Polo1	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,000.00	0.00
816	25424	ROPVO3087	-8.74852	-63.87610	RO	Porto Velho	Av. Rio Madeira - Shopping Porto Velho	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
817	30998	SPDDA0082	-23.69140	-46.62315	SP	Diadema	Rua Graciosa, s/n	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,095.30	0.00
818	4151	PEBVG3243	-8.11721	-34.90583	PE	Recife	Rua Padre Carapuceiro 777	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	19,353.09	0.00
819	19100	SRMASLS1547	-2.53375	-44.22576	MA	Sao Luis	Av. São Luís Rei de França, no 08, bairro Turú Shopping Rio Anil	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,824.95	0.00
820	16808	SRRJBOT3052	-22.95710	-43.17660	RJ	Rio De Janeiro	Rua Lauro Muller, 116	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,881.74	0.00
821	5270	SPRPO2867	-21.18660	-47.80806	SP	Ribeirao Preto	R. São José, 933 - Shopping Santa Úrsula	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	16,302.51	0.00
822	17755	RJSGO2908	-22.81440	-43.07044	RJ	Sao Goncalo	Rua Nova Jersey, s/n - Lote 1 - Shopping São Gonçalo	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	13,352.89	0.00
823	44486	MGSLA2096	-19.47500	-44.27115	MG	Sete Lagoas	Rua Otávio Campelo Ribeiro, 2801 (Shopping Sete Lagoas)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,080.59	0.00
824	6196	SPWCG3456	-23.67730	-46.69782	SP	Sao Paulo	Av. das Nações Unidas, 22540 - Shopping SP Market	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	14,933.65	0.00
825	6078	SPTBS4662	-23.61270	-46.77583	SP	Taboao Da Serra	Rod. Régis Bittencourt, Km 271,5 - Shopping Taboão	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,039.92	0.00
826	4409	PESAR3429	-8.03845	-34.87177	PE	Recife	Avenida Agamenon Magalhaes 153	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	21,257.38	0.00
827	5675	SPBRE2844	-23.50430	-46.83460	SP	Barueri	Av. Piracema, 669 - Shopping Tamboré	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	21,460.47	0.00
828	17643	SRRJRCP3029	-22.92170	-43.23510	RJ	Rio De Janeiro	Avenida Maracanã, 987 - Shopping Tijuca	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	42,306.46	0.00
829	27207	PRIND0398	-25.47860	-49.29361	PR	Curitiba	RUA ITACOLOMI, 100	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,500.03	0.00
830	50922	PAPUP2033	-6.09166	-49.85556	PA	Parauapebas	Rodovia PA 275, Km 55 - Shopping Unique	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	3,150.62	0.00
831	14210	MGIIG4202	-19.48620	-42.56532	MG	Ipatinga	Rodovia BR-381 (Avenida Pedro Linhares Filho), Km 206 - Industrial - Shopping Vale do Aço	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,795.03	0.00
832	38688	SPVOS1097	-22.98160	-47.01263	SP	Valinhos	Rua Paiquerê, 200 - Shopping Valinhos	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,500.03	0.00
833	16875	SRRJBTJ3048	-22.98200	-43.36178	RJ	Rio De Janeiro	Avenida Ayrton Senna, 3000 - Shopping Via Parque	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,177.70	0.00
834	50781	SRRJBTJ3023	-22.99870	-43.35110	RJ	Rio De Janeiro	Avenida das Américas, 3900	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
835	6104	SPWAP3569	-23.55010	-46.72125	SP	Sao Paulo	Av. das Nações Unidas, 4777 - Shopping Villa-Lobos	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	1,532.87	0.00
836	16602	ESVTA3811	-20.31230	-40.28700	ES	Vitoria	Avenida Nossa Senhora dos Navegantes, 1440 - Shopping Vitória	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,487.16	0.00
837	6125	SPWBF3584	-23.52650	-46.67356	SP	Sao Paulo	Av. Antártica, 380 - Shopping West Plaza	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	12,533.58	0.00
838	44677	RJVRD2280	-22.51660	-44.10704	RJ	Volta Redonda	Rua Bolo Magaldi Fernandes, 300	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,260.11	0.00
839	5391	SPSOC2892	-23.49620	-47.46760	SP	Sorocaba	Av. Afonso Vergueiro, 1700/1746 - Sorocaba Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	4,128.12	0.00
840	5923	SPOCO2640	-23.53580	-46.77110	SP	Osasco	Av. dos Autonomistas, 1828 - Super Shopping Osasco	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,232.45	0.00
841	27504	PRCTA0576	-25.45370	-49.28856	PR	Curitiba	Supermercado Angeloni - Avenida República Argentina,	Indoor	Supermarket	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	2,088.69	0.00
842	6066	SPSZN2893	-23.54330	-46.31850	SP	Suzano	R. Sete de Setembro, 555 - Suzano Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	8,017.29	0.00
843	24394	DFIND0131	-15.84100	-48.04519	DF	Brasilia	Rua 210, QS 1, Lt. 40	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	5,528.09	0.00
844	5585	SPTTE2894	-23.02480	-45.58230	SP	Taubate	Av. Charles Schneider, 1700 - Taubaté Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,335.86	0.00
845	50750	DFIND0744	-15.80530	-47.86264	DF	Brasilia	SET SAFS QD 4 LT 1, 0 ZONA CÍVICO ADMINIST	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,846.89	0.00
846	5480	SPSTB2869	-22.74890	-47.36770	SP	Santa Barbara Doeste	Av. Santa Bárbara, 777 - Tivoli Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	7,443.79	0.00
847	45106	SRRJBOT3026	-22.95690	-43.17603	RJ	Rio De Janeiro	Rua Lauro Muller, 116 - Torre do Rio Sul - Complexo do RioSul (Shopping)	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
848	6643	SPWST2854	-23.64830	-46.71870	SP	Sao Paulo	Avenida Dr. Mário Villas Boas Rodrigues, 387 - Transamérica Expo Center	Indoor	Convention Center	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	10,753.30	0.00
849	17063	SRRJCTO3033	-22.90450	-43.17360	RJ	Rio De Janeiro	Rua Dom Manoel, s/n - Tribunal de Justiça do Estado	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
850	19113	SRMASLS0564	-2.52810	-44.30570	MA	Sao Luis	Praça Pedro II s/n	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Not Located	NOT LOCATED	0.00
851	6461	SPWMM3914	-23.58720	-46.65850	SP	Sao Paulo	Túnel Ayrton Senna / Av. Vinte e Três de Maio - Av. Antonio Joaquim de Moura Andrade	Indoor	Tunnel	-	-	16,408.50	0.00	0	-	0.00	Being Collected	Being collected	0.00
852	6296	SPWIB3772	-23.59050	-46.68970	SP	Sao Paulo	Túnel Jânio Quadros / Av. Presidente Juscelino Kubitscheck, s/n	Indoor	Tunnel	-	-	16,408.50	0.00	0	-	0.00	Being Collected	Being collected	0.00
853	15035	MGULA4250	-18.91070	-48.25880	MG	Uberlandia	Avenida João Naves de Ávila, 1331 - Uberlândia Center Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	6,446.13	0.00
854	24407	DFIND0144	-15.76080	-47.87050	DF	Brasilia	CPU DARCY RIBEIRO, 0 - ASA NORTE	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,123.03	0.00
855	5331	SPSJC2877	-23.21690	-45.89306	SP	Sao Jose Dos Campos	Av. Andrômeda, 227 - Vale Sul Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,182.88	0.00
856	45169	SRRJIRJ3062	-22.82300	-43.31978	RJ	Rio De Janeiro	Rua Itapera, Trevo das Margaridas - Via Brasil Shopping	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	11,095.53	0.00
857	73212	SRCEFLA0920	-3.79479	-38.47962	CE	Fortaleza	Av. Washington Soares, 4335	Indoor	Shopping	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,134.09	0.00
858	6309	SPWIB3785	-23.60860	-46.69703	SP	Sao Paulo	Av. das Nações Unidas, 12551 - World Trade Center São Paulo	Indoor	Company Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	9,158.39	0.00
859	24401	DFIND0138	-15.80250	-47.86239	DF	Brasilia	PÇA TRES PODERES LOTE ÚNICO, 0 - ZONA CÍVICO ADMINIST	Indoor	Public Building	-	-	16,408.50	0.00	0	-	0.00	Third Party Property	1,867.20	0.00
Total												6,540,071.01	0.00	70.00		87,500.00			

Remuneration Rules

Base Remuneration: for renting the area, the CLIENT will pay the monthly base remuneration as shown in column "L". The base remuneration is applicable to all infrastructure items described above, to the amounts informed above, according to the grand total informed in the line "Total". This way, and as established above, the Base Remuneration to be owed to the CONTRACTOR will, at the date of conclusion, be equivalent to the amount shown in the line "Total" of column "L", without prejudice to the reimbursements.

Additional Remuneration: in case of the CLIENT opting for installing additional equipment at the infrastructure items, expanding the occupied area at the date of conclusion ("WEA installed"), the CLIENT will have to pay an additional remuneration of BRL 1000.00 (one thousand reais) per additional square meter or fraction plus any taxes due on them. After contracting an additional area at an infrastructure item, the additional remuneration will be owed until the end of the agreement period, as well as the area will be available for the CLIENT until the end of the agreement period (unless an irreversible situation has been declared).

Reimbursement: in addition to the base remuneration and the additional remuneration (this latter, if applicable), the CLIENT will reimburse the CONTRACTOR for the amounts as described below:

(A) the amount of monthly rent and taxes due related to the rental agreement or equivalent agreement of the site where each infrastructure item is localized. The transfer of rent and taxes due will occur pro rata with other clients of the CONTRACTOR already installed at the respective infrastructure item on the date of conclusion as long as the client's respective agreement contains a corresponding rule about full transfer of the rental costs pro rata with the other clients installed. Otherwise, the CLIENT will fully bear the rental costs and taxes due. In respect of incoming tenants (i.e. clients that start using the infrastructure item after the date of conclusion), these will have to bear the rental costs and taxes due pro rata according to the total number of clients installed. With this in mind, and in order to avoid any doubt, if an infrastructure item is used by the CLIENT and also by another client whose agreement does not contain any rule related to the transfer of rental costs and taxes due, an incoming tenant will bear one third of the costs and the CLIENT will bear the remaining two thirds. In order to avoid further doubts, this rule also applies to the reimbursement of the costs of rental agreements and taxes due for properties of the CUSTOMER and/or its affiliates.

(B) the amount paid by the CONTRACTOR for any services or utilities as, but not limited to, engine generator sets, electricity, generator diesel and any additional security measures (if applicable) at the disposal of and used by the CONTRACTOR.

(C) the expenses for implementation of reinforcements in infrastructure items for alterations or modifications in equipment of the CONTRACTOR (all items (A) to (C) above, the "reimbursements").

For the avoidance of doubts, spaces assigned and vacated by the CONTRACTORS may be used again by the CONTRACTORS if this concerns (i) the same space occupied before and (ii) at the same infrastructure item used before. Vacating or reducing the space will not reduce the base remuneration, the additional remuneration and/or the reimbursements (which will continue due monthly according to the terms of the agreement).

EXHIBIT 3 - OPERATIONAL PROCEDURES FOR USE AND ACCESS TO AREAS

1.                       Installation and increase or change of space occupied in the Infrastructure Items and/or Areas of the Contractor or owners of the properties in which the Infrastructure Items are located

1.1                    For any request to install or increase the space occupied, or to be occupied, in the Infrastructure Items and/or Areas and/or to make physical changes at the Site, the CONTRACTING PARTY shall send the CONTRACTOR a request with the details of the respective technical project (the “Project”).

The implementation of security items by the Contracting Party, aiming to protect its assets installed on the sites, such as cages, locks and cable protections, are not additional occupations. Thus, they do not need to go through the process of prior approval by the Contractor, and the Contracting Party shall inform the Contractor, except for those devices that, in some way, may hinder or restrict access.

1.2                    The CONTRACTOR shall review the Project within thirty (30) days of its receipt, and may (i) approve the Project as presented, (ii) propose changes to the Project, or (iii) reject the Project, upon written explanation of the rejection. In no event shall the Project be unreasonably denied.

1.3	The CONTRACTOR shall make available:

(i)                                 Ground connection point with excess cable at the base of the container or rack, if and only if the grounding system is owned or controlled by the CONTRACTOR.

(ii)	Space in the tower, as agreed.

(iii)                            Authorization for the CONTRACTING PARTY and its personnel to perform the installation of its equipment.

1.4	The CONTRACTING PARTY shall make available:

(i)                                 List of companies and authorized persons (“Authorized Personnel”) who will work at the installation upon two (2) days prior notice. Access to the Site may not be denied in the event that it is necessary to comply with the rules set forth by the Regulatory Entities. Any other access without the due notice may be denied by the CONTRACTOR, provided that it is justified.

(ii)	Installation project to be approved by the CONTRACTOR, according to items

1.1 and 1.2.

(iii)                            Determination of a person of the CONTRACTING PARTY responsible for the coordination of the installation, and provide his/her contact details to the CONTRACTOR.

(iv)	All the PPE needed for its activities

1.5                    Obligations in increasing the space occupied in the Infrastructure Items and/or Areas:

1.5.1               Any installation that requires any increase in the Infrastructure Items shall be done by the CONTRACTOR, including, but not limited to, the Antenna Supports associated with the tower structure.

1.5.2               The CONTRACTING PARTY shall designate a person as the technical responsible for the work who will be responsible for the acts of the Authorized Personnel and coordinate the installations with the CONTRACTOR.

1.5.3               The CONTRACTING PARTY is responsible for the removal of rubble, leftover material and garbage resulting from the installation of its equipment or works. In case the CONTRACTING PARTY does not remove the rubble, leftover material and garbage within seven (7) days after the end of the installation of its equipment, the CONTRACTOR is authorized to remove them, and the CONTRACTING PARTY shall be obliged to bear the costs, provided they are proven.

1.5.4               In view of the legal need to issue electromagnetic emission reports to the municipal government and communities, the CONTRACTING PARTY shall be responsible for obtaining the reports related exclusively to the Equipment owned by it. In case there are several Carriers using the Infrastructure Item, the CONTRACTOR shall request the measurement service for all installed equipment, sharing the costs thereof among the companies that use the Infrastructure Item, provided that such costs are previously approved by the CONTRACTING PARTY.

1.5.5               If there is a need to reduce irradiated power, in case it exceeds the maximum values allowed for that Infrastructure Item, the CONTRACTING PARTY shall have its original irradiation power up to the maximum limit regulated by ANATEL, whenever it is proven that equipment has been installed prior to the other carriers in that Infrastructure Item. The equipment of other companies, installed after those of the CONTRACTING PARTIES, shall have their power reduced proportionally, until the standards permitted by current legislation are reached. This hypothesis of previous equipment of other carriers does not apply to cases of Switched Fixed Telephone Service (Serviço Telefônico Fixo Comutado - STFC) equipment from the CONTRACTING PARTY.

2	Operation of the Infrastructure Item

2.1                    The CONTRACTOR shall provide, at its discretion and schedule, preventive maintenance on the Infrastructure Items.

The Contractor shall make the semiannual schedule of preventive maintenance available to the Contracting Party.

2.1.1	The Preventive Maintenance is composed of, but not limited to:

(i)	Basic cleaning of the Area/Land, removing grass and objects;

(ii)	Redistribution of gravel in the Area/Land;

(iii)	Painting of the Area’s walls, when applicable;

(iv)	Recovery of gates, fences and railings, when applicable;

(v)                               Painting touch-up on the Infrastructure Item, supports, mats, lampposts and gate (when applicable);

(vi)                             Soil treatment for the grounding system, when the grounding system is owned or operated by the CONTRACTOR.

(vii)	Visual inspection in the AC box;

(viii)                        Visual inspection and testing of the signaling system; ~~(ix);~~

(x)                               Visual inspection of the grounding system. The relevant measurements shall also be carried out

(xi)	Inspection of the lightning protection system;

(xii)	Inspection of cleaning of junction boxes in the Area;

(xiii)                        Additional maintenance of the Infrastructure Item and its accessories, as determined by the CONTRACTOR;

(xiv)	Maintenance of access roads in order to ensure access;

(xv)	Inspection of the energy standard;

(xvi)	Inspection of the Area lighting

(xvii)                      Verification of the existence of animals and insects and, if any, provide for their removal.

2.2                    The CONTRACTOR shall first inform the CONTRACTING PARTY, in case the preventive maintenance impacts or interferes with equipment, irradiating system (cables and antennas), power system and/or grounding system of the CONTRACTING PARTY, so that it can monitor the activity, if necessary.

The CONTRACTOR shall provide emergency repairs to the Infrastructure Items in accordance with its responsibilities defined in the responsibility matrix of this Exhibit, in order to make them available within twenty-four (24) hours for urban sites and forty-eight

(48) hours for rural sites after written communication sent by the CONTRACTING PARTY and effectively received by the CONTRACTOR (which may be sent by e- mail), except for a longer period agreed between the Parties.

2.3                    The CONTRACTING PARTY, whenever it becomes aware, shall directly request that CONTRACTOR carries out corrective maintenance when the following situations occur:

(i)                                 Lack of electricity (when not programmed by the utility company), only in the event that the CONTRACTOR owns or controls the Infrastructure Item affected by the lack of electricity;

(ii)	Burnt out signaling lamp;

(iii)	Failure in the grounding system/ lightning arrestor;

(iv)	Obstruction of ducts and junction box in the Area;

(v)	Trespassing and/or depredation;

(vi)	Damage caused by third parties;

(vii)	Impossibility of accessing the site in view of the conditions of the roads;

(viii)	Malfunction of the access system implemented by the Contractor;

(ix)	Damage to security items in the Area (walls, fences, gates, concertinas, etc.)

Existence of animals and insects that are preventing access to the Area and Infrastructure Items

2.3.1               Once informed of the problems listed in item 2.4 above, the CONTRACTOR shall send a technical team to attend to the events indicated by the CONTRACTING PARTY. Such team shall carry out the necessary corrective maintenance and provide, at the end thereof, a report of the cause and solution of the defect to the management center of the CONTRACTING PARTY. If there is no possibility of repair, the CONTRACTOR shall inform the CONTRACTING PARTY so that it can apply its contingency measures.

2.4                    Any contact with the owners or possessors of the properties where the Infrastructure Items are located shall be made exclusively by the CONTRACTOR, and the CONTRACTING PARTY must inform the CONTRACTOR when it detects any problem or receives any request from them.

Considering the difference in critical level of the events related to the owners of lands where the sites are located, a 24x7 structure shall be made available by the Contractor in order to immediately attend/treat cases of high criticality (total/partial loss of the site). The SLA to enable the Contracting Party’s access in cases of loss of the site is up to 24 hours.

2.6.                  The CONTRACTING PARTY and/or its Authorized Personnel is authorized to perform the maintenance of their equipment, at their discretion and schedule, except when such maintenance impacts the equipment of other carriers or Infrastructure Items.

2.6.1.             The CONTRACTING PARTY shall notify the CONTRACTOR seventy- two (72) hours in advance, about preventive maintenance or scheduled maintenance that it wishes to perform on the equipment installed in the Infrastructure Items.

2.6.2.             If preventive or scheduled maintenance can potentially affect the equipment of another carrier or the Infrastructure Item, the CONTRACTOR may be elected to provide maintenance supervision.

2.6.3.             The CONTRACTING PARTY shall use its best efforts not to impact the equipment of another carrier or the Infrastructure Items. In the event that the CONTRACTING PARTY impacts the equipment of another carrier or the Infrastructure Item, it shall immediately inform the CONTRACTOR.

2.6.3.1.        The Parties shall be responsible for acts of negligence committed by their respective employees and the Authorized Personnel in the event of misuse of access to Infrastructure Items and Areas.

2.7.                  The CONTRACTING PARTY and/or Authorized Personnel shall not be allowed to install or relocate supports in the structures of the Infrastructure Items. This service is the sole responsibility of the CONTRACTOR.

2.8.                  The CONTRACTOR shall provide the CONTRACTING PARTY with any additional supports that it may request for the installation of its equipment in the Infrastructure Item, in line with costs mutually pre-approved with the CONTRACTING PARTY.

2.7.                  The CONTRACTING PARTY shall always submit to the CONTRACTOR’s approval the installation of new equipment, removal of existing equipment, or changes in equipment or equipment configuration in the Infrastructure Item.

2.8.                  In cases where the external electric power network, under the CONTRACTING PARTY’s ownership, suffers acts of vandalism or accidents that prevent the energization of the equipment, the CONTRACTING PARTY shall request the repair of the electric network directly to the electric utility companies.

2.9       The CONTRACTING PARTY and/or its authorized personnel may carry out corrective maintenance of their equipment and systems, at their discretion and schedule, and shall be authorized to carry out corrective maintenance of their equipment, on a 24x7 basis, without the need for prior notice to the CONTRACTOR. The 24-hour access shall be ensured by the Contractor.

3.	Access to Areas and Infrastructure Items

3.1.

3.1                    To access the Areas and Infrastructure Items, the Contractor shall comply with the relevant criteria and procedures established by the Contractor.

3.2                    In the case of Infrastructure Items implemented in the Contracting Party’s land and/or stations, the Contractor’s access to the Areas and Infrastructure Items shall comply with the relevant criteria and procedures established by the Contracting Party.

3.3                    For sites where the Contractor implements a specific access control system (electronic padlock, MultiLock, etc.), the Contractor shall be responsible for making available the necessary items for access (keys, cards, encoders, etc.) enough to attend Oi’s operational staff.

3.4.                  When the access control is based on the use of padlocks and, whenever technically feasible, the Contractor and the Contracting Party shall place their padlocks in series, in order to facilitate access and not be dependent on the other;

3.5.                  If only the Contractor’s padlock is possible, it shall provide the padlock password, indicating recurrence focal points, with 24x7 access.

4.	Responsibility matrix

#	DESCRIPTION	CONTRACTOR	CONTRACTING PARTY	NOTES
1	Maintenance of the input branch and measurement board	X
2	Maintenance of the QTM manual transfer board (exclusive use of the Contracting Party)		X
3	Maintenance of the mobile Generator Motor Group (GMG) socket (exclusive use of the Contracting Party)		X

	Maintenance of the QTM manual transfer board (shared use)	X
	Maintenance of the mobile Generator Motor Group (GMG) socket (shared use)	X
4	Maintenance of AC power cables inside the condominium - except inside Oi’s shelter	X
5	Maintenance of the line surge protection and signaling systems.	X
6	Maintenance of the Grounding Grid and the grounding of the metal parts of the condominium, fences, tower, QTM and power input	X
7	Maintenance in the grounding grid of the installation material, EGB/TGB boards, grounding wire, indoor or outdoor cables and equipment	X
8	Maintenance of the atmospheric discharge protection system	X
9	Maintenance of external lighting (includes poles)	X
10	Maintenance of metal structures (tower, conveyor, supports, fences, stairs, guardrails, platforms)	X
11	Maintenance of metal skids (bases for Oi’s owned equipment installed in the shelter base)		X
12	Supply and maintenance of generators in cases of non- payment of the electric bill		X	If provided by Oi
13	Supply and maintenance of generators in case of lack of electricity due to failure of the local electric utility company.		X	If provided by Oi
14	Supply and maintenance of generators in cases of lack of electricity due to acts of vandalism		X	If provided by Oi
	Supply and maintenance of generators in cases of non- payment of the electric bill	X		If provided by the Contractor
	Supply and maintenance of generators in case of lack of electricity due to failure of the local electric utility company.	X		If provided by the Contractor
	Supply and maintenance of generators in cases of lack of electricity due to acts of vandalism	X		If provided by the Contractor
15	Supply and maintenance of generators in cases of lack of electricity provenly caused by		X

third parties at Oi’s service in equipment and/or systems of other members of the condominium
16	Recovery of the CONTRACTOR’s shelter/cabinets, internal hardware and equipment of Oi’s equipment in the event of vandalism/theft or accident.		X
17	Recovery of its equipment and cables from the radiating systems fixed to the tower		X
18	Recovery of the grounding bar of the RF and TX cables		X
19	Recovery of the input branch/measurement board in cases of theft/vandalism	X
20	Recovery of the transfer board in cases of theft/vandalism	X
21	Recovery of the GMG socket in cases of theft/vandalism	X
22	Recovery of the AC power cables in cases of theft/vandalism	X
23	Recovery of the line surge protection system in cases of theft/vandalism	X
24	Recovery of the signalizing and atmospheric discharge protection systems in cases of theft/vandalism	X
25	Identify Oi’s radiating system cables		X
26	Identify Oi’s AC cables		X
27	Identify Oi’s grounding cables		X
28	Recovery of metallic structures (tower, gate, fencing, supports, light post, padlocks and others) in cases of theft/vandalism	X
29	Recovery of the civil part (wall, fences, floors, junction box, conduits, concrete base, input box, fence posts and others) in cases of theft/vandalism	X
30	Definition of the preventive maintenance schedule	X
	Provision of the semiannual preventive maintenance schedule for the Contractor	X
31	Basic land cleaning, with periodicity to be defined by the Contractor	X
	Periodic cleaning and garbage collection in the space not involved in the negotiation (Space that remains with the Contracting Party)		X	Applicable in cases where the site is on the Contracting Party’s land/station

32	Definition of the preventive maintenance items	X
33	Visual inspection with periodicity to be defined by the Contractor	X
34	Radiometric emission reports, requested by the municipal government annually or when required		X	Exclusive to Oi’s systems and equipment
35	Any report relevant to the operation of Oi’s system when and if required		X
36	Implementation and, when necessary, replacement of access control systems (padlocks, electronic locks, etc.)	X		Serial installation of padlocks by the Contracting Party and the Contractor
37	Painting of metal structures (tower, conveyor, supports, fences, stairs, guardrails, platforms)	X
38	Retightening of the structure	X
39	Treatment of lease and loan for use agreements, including service to lessor	X
40	Release of access for Oi and its authorized agents	X
41	Release of access for the Contractor and its authorized agents, when the site is at an Oi’s station		X

Increased load/increased capacity of the power plant (energy system under the Contractor’s responsibility). It includes adaptation of the installations (cables, general circuit breaker) when there is an increase in AC load or new demand from a new carrier that justifies the change of the general circuit breaker.

		X	X	Responsibility of the UC holder
	Certification with the Fire Department	X
	EV Urban or Environmental Licensing	X
	Clarifications/negotiations of notifications/letters from public bodies and the judiciary	X
	Access control other than padlocks (implemented by the Contractor)	X		Provide resources to the Contracting Party in a number that meets the operational demand
	BO related to events on the sites/Determination of	X

property wrongful acts - when the event involves equipment, Infrastructure Items and Area of responsibility of the Contractor
BO related to events on the sites/Determination of property wrongful acts - when the event involves equipment and Area of responsibility of the Contracting Party		X
Increased protection of the site with incidence of vandalism (placement of wall, steel plate, electric fence, etc.) - Area of the Contractor	X
Increased protection of the site with incidence of vandalism (placement of wall, steel plate, electric fence, etc.) - Area of the Contracting Party		X
Ticket opening at utility companies in case of lack of electricity	X	X	If the utility company requires the holder to open it, it will be the responsibility of the Contractor. Otherwise, it will be responsibility of the Contracting Party
Preparation/availability of documentation required by Anatel/other bodies, regarding EVs	X	X	Each one responsible for what falls within its competence
Electric bill payment (individual branches)		X	Direct invoice to the Contractor
Electric bill payment - common branches	X	X	UC holder pays and receives reimbursement from the other party
Request for energy input from electric utility companies		X	When it is not possible to individualize, the Contractor is the holder of the UC
Removal of bees, hornets and other wild/venomous animals (birds’ nest, vultures, hawks, etc.) from the site/EV	X
Maintenance/clearance of access roads	X

Individual Safety (Fall arrest/Guardrails/Cranksets/etc .)	X
Provision of support for radiating systems	X
Execution of the adaptation in the existing infrastructure with respect to the Infrastructure Item	X
Update of contact list/operational organization chart	X	X

5.                       The responsibilities with respect to the Operational Procedures set forth in this Exhibit 3 do not depend on the regime of occupation and use of the Areas and Infrastructure Items, and do not depend on the Contractor being as exclusive user or the existence of other sharers.

6.	Execution of works and services on sites located at Contracting Party’s stations

6.1.       For all cases in which the Contractor and/or its users other than the Contracting Party intend to develop any intervention in the Areas and Infrastructure Items that are on the Contracting Party’s land and/or station, and the activity goes beyond the negotiated Area, even if temporarily, the Contractor shall send a request together with relevant documentation for prior analysis by the Contracting Party.

(i)                                 The Contracting Party shall analyze the request within thirty (30) days after receiving it.

(ii)                               The Contracting Party may i) approve the Project as presented, ii) propose changes to the Project, or iii) reject the Project, upon written explanation of the rejection.

7.	Notices regarding Operational Procedures

7.1                    Actions between the parties regarding the Operational Procedures shall be formalized (which may be via email), directed to the representatives established by the parties.

SHARING AGREEMENT

EXHIBIT 5

Letter Indicating Checking Account

[Place], [date].

To

OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION

[address and recipients]

OI S.A. – UNDER JUDICIAL REORGANIZATION

[address and recipients]

Re: Sharing Agreement - Letter Indicating the Checking Account

Dear Sirs,

For all purposes provided for in the Sharing Agreement entered into on [date] (“Agreement”), by and between, on one side, [SPE], [identification] (“Contractor”) and, on the other side, Oi Móvel S.A. — Under Judicial Reorganization, a corporation with its head office at Setor Comercial Norte, Quadra 03, Bloco A, Ed. Estação Telefônica, Térreo, Parte 2, in the City of Brasília, Federal District, enrolled with the National Register of Legal Entities (CNPJ) under No. 05.423.963/0001-11, (“Contracting Party”), and, as the Intervening Consenting Party, Oi S.A. — Under Judicial Reorganization, a publicly-held corporation with its head office at Rua do Lavradio, 71, Centro, in the City and State of Rio de Janeiro, ZIP CODE 20230-070, enrolled with CNPJ under No. 76.535.764/0001-43 (“Guarantor”), the Contractor hereby informs the Contracting Party and the Guarantor that all payments and other amounts due to the Contractor under the Agreement shall be made in the following bank account held by the Contractor:

[Bank] [Branch]

[Checking Account]

Sincerely,

[SPE]

[blank]	[blank]
Name:	Name:
Title:	Title:

Exhibit 5.2.1(viii)(A)
Properties of Affiliates of Sellers

Keycode	Ownership of Land	/ Tower Name	ID	State	Municipality	Land Rental (Target Oi)
7141440	OWNED PROPERTY	BRA5 [SPWBS5671_TORRE]	SPWBS5671	SP	SAO PAULO	R$ 5.678,36
7147062	OWNED PROPERTY	SCTIL0690_TORRE	SCTIL0690	SC	TIMBE DO SUL	R$ 1.297,91
7150924	OWNED PROPERTY	629B [3GSCIRH0629_TORRE]	3GSCIRH0629	SC	IRACEMINHA	R$ 1.297,91
7145310	OWNED PROPERTY	546 [SCRCP0546_TORRE]	SCRCP0546	SC	RIO DO CAMPO	R$ 1.297,91
7145243	OWNED PROPERTY	458 [SCFNS0458_TORRE]	SCFNS0458	SC	FLORIANOPOLIS	R$ 2.433,58
650620	OWNED PROPERTY	139L [CM50056167]	RSPLT0139	RS	PELOTAS	R$ 4.055,97
662347	OWNED PROPERTY	151B [CM50059848]	RSPAE0151	RS	PORTO ALEGRE	R$ 4.867,17
7146853	OWNED PROPERTY	13 [RSPAE0013_MASTRO]	RSPAE0013	RS	PORTO ALEGRE	R$ 4.867,17
662571	OWNED PROPERTY	573B [CM50059863]	RSFXO0573	RS	FAXINAL DO SOTURNO	R$ 4.055,97
7147044	OWNED PROPERTY	ROCMN3200_TORRE	ROCMN3200	RO	CAMPO NOVO DE RONDONI	R$ 2.920,30
576455	OWNED PROPERTY	TPGD [CM40020343]	RNPWM5701	RN	PARNAMIRIM	R$ 2.433,58
576778	OWNED PROPERTY	6005 [CM40020364]	RNPTL6005	RN	NATAL	R$ 2.920,30
532520	OWNED PROPERTY	NC03 [CM30009640]	RJNCT0469	RJ	NITEROI	R$ 4.867,17
532022	OWNED PROPERTY	OI32 [CM30008202]	RJPMG0058	RJ	RIO DE JANEIRO	R$ 2.433,58
531604	OWNED PROPERTY	CDBQ [CM30008741]	RJCDS0381	RJ	RIO DE JANEIRO	R$ 3.244,78
532828	OWNED PROPERTY	PQRA [CM30009473]	RJVLC1843	RJ	VALENCA	R$ 3.244,78
531707	OWNED PROPERTY	TNL1 [CM30009895]	RJRSD0648	RJ	RESENDE	R$ 3.244,78
533109	OWNED PROPERTY	RCN [CM30009496]	RJJSL0059	RJ	RIO DE JANEIRO	R$ 4.055,97
531846	OWNED PROPERTY	PT02 [CM30008985]	RJPTG0164	RJ	RIO DE JANEIRO	R$ 4.055,97
531829	OWNED PROPERTY	SBC1 [CM30009837]	RJTRS0843	RJ	TRES RIOS	R$ 3.244,78
531351	OWNED PROPERTY	ROK0 [CM30008792]	RJCOL0026	RJ	RIO DE JANEIRO	R$ 2.433,58
531201	OWNED PROPERTY	RVC [CM30008401]	RJBRB0025	RJ	RIO DE JANEIRO	R$ 3.244,78
531146	OWNED PROPERTY	UPO [CM30008140]	RJMRC0521	RJ	RIO DE JANEIRO	R$ 3.244,78
532987	OWNED PROPERTY	OITL [CM30009603]	RJPRT0526	RJ	Niterói	R$ 4.867,17
530741	OWNED PROPERTY	BE03 [CM30009185]	RJBER0244	RJ	Belford Roxo	R$ 2.433,58
532704	OWNED PROPERTY	OME [CM30010095]	RJMRC0522	RJ	ITABORAI	R$ 4.055,97
532459	OWNED PROPERTY	FSP1 [CM30009630]	RJSQR0550	RJ	SAQUAREMA	R$ 4.055,97
530789	OWNED PROPERTY	DQ12 [CM30008584]	RJDQX2829	RJ	DUQUE DE CAXIAS	R$ 1.622,39
7143674	OWNED PROPERTY	HOT [RJIRJ0023_TORRE]	RJIRJ0023	RJ	RIO DE JANEIRO	R$ 4.055,97
531226	OWNED PROPERTY	NIU [CM30008851]	NULL	RJ	NOVA IGUACU	R$ 2.433,58
7150749	OWNED PROPERTY	OMQ [3GRJCTO3347_TORRE]	3GRJCTO3347	RJ	RIO DE JANEIRO	R$ 4.867,17

COMPANY NAME, enrolled with the National Register of Legal Entities of the Ministry of Finance (CNPJ/MF) under No. XXX, with its head office in the municipality of XXX, State of XXX, at XXX, No. XXX, Zip Code XXX, phone number XXX, herein represented by its legal representative, NAME, nationality, marital status, profession, bearer of identity card No. XXX, enrolled with the Individual Taxpayer’s Register of the Ministry of Finance (CPF/MF) under No. XXX, resident and domiciled at XXX, No. XXX, ZIP CODE XXX, in the municipality of XXX, state of XXX, phone number XXX, regardless of number and gender hereinafter simply referred to as “LESSOR”;

COMPANY NAME, enrolled with CNPJ/MF under No. XXX, with its head office in the municipality of XXX, State of XXX, at XXX, No. XXX, ZIP CODE XXX, phone number XXX, herein represented by its legal representative, NAME, nationality, marital status, profession, bearer of identity card No. XXX, enrolled with CPF/MF under No. XXX, and hereby represented according to its bylaws, hereinafter simply referred to as “LESSEE”.

NOW THEREFORE, the parties hereby agree as follows:

CLAUSE ONE - SUBJECT MATTER

1.1 LESSOR is the owner and legitimate possessor, free and clear of any liens and encumbrances, of the property located in the city of XXX, state of XXX at the following address: (property description according to registration), ZIP CODE XXX, described in registration No. XXX, of the XXX Real Estate Registry Office of XXX, State of XXX, enrolled with the Municipal Government of XXX under No. XXX. LESSOR leases to LESSEE the area of XXX m2 (“AREA”) of said property, identified in Exhibit A hereto, in accordance with the conditions set forth below.

CLAUSE TWO - PURPOSE OF LEASE

2.1                The purpose of the AREA is to install a telecommunications station and, consequently, operate equipment (the “Equipment”) for telecommunications and the like, owned by it and/or third parties, and the number of equipment installed shall be defined exclusively at the discretion of LESSEE, according to its purposes.

2.2                For this purpose, LESSOR shall allow cables that will connect the Equipment to pass through non-leased areas in order to allow their operation. LESSOR agrees not to obstruct the possession of the place through which the cables pass under the penalty of immediate suspension of rent payments, penalty application or contractual termination, at LESSEE’s discretion.

CLAUSE THREE - RENT AND ADJUSTMENT

3.1                LESSEE shall pay to LESSOR, during the Term hereof, a monthly rent in the amount of XXX Reais (BRL XXX), on the tenth (10th) day of each month overdue, through deposit at Bank XXX, Branch XXX, account XXX, INDICATE THE BENEFICIARY’S NAME AND CPF with the deposit receipt being valid as proof of the rent settlement, for all legal purposes.

3.1.1           In the event that the bank details indicated above are incorrect or if the account indicated is canceled, the payment of the rent shall be suspended until LESSOR informs the correct data in writing, and during this period of suspension there will be no incidence of any burden.

3.2                LESSOR hereby declares to be aware that the rents shall become due only after the completion of the works of the telecommunications station mentioned in clause 2.1 above, and LESSEE shall give notice to LESSOR thereof, upon which payments shall be made by LESSEE regularly, provided that the first rent shall be paid by the 10th day of the month following the first full month, when it will be considered, in addition to a full month of rent, proportionally to the month in which the works were concluded.

3.3                The rent shall be adjusted annually according to the inflation calculated by the IPCA-IBGE or by another official index that replaces it.

3.4                At the time of payment, all amounts required by law shall be deducted, when the law so provides for.

3.5                If LESSEE does not pay the rent by the date set forth above, it shall be subject to a fine of 2% on the amount thereof, plus interest on arrears of one percent (1%) per month.

3.6                Notwithstanding any provision to the contrary herein, if there are expenses on the property that prevent its free use by LESSEE or that puts its possession at risk, such as, but not limited to, property taxes, expenses for regularization of the property for the purpose of registering this agreement, municipal fees and contributions, among others, then LESSEE shall notify LESSOR to pay such expenses within five (5) days under penalty of LESSEE making the payment and deducting those expenses from the rent amount, until it is fully reimbursed.

3.6.1           If, in order to register this agreement, it is necessary to provide any document by LESSOR, LESSOR shall cooperate in any way, within the period of five (5) days provided for above, under penalty of contractual breach, pursuant to clause 12.1 below.

CLAUSE FOUR - TERM

4.1 The term, which shall be ten (10) years, starts from the signing hereof and shall be automatically renewed, for an equal term, in case there is no manifestation by LESSEE at least ninety (90) days in advance from the expiration.

CLAUSE FIVE – INSPECTION

5.1                Upon delivery of the AREA to LESSEE, an Initial Inspection Instrument (Exhibit B) shall be drawn up, being an integral part hereof, in which the conditions under which it is found shall be described, which shall serve as a reference for verifying the conditions at the end of the agreement.

5.2                LESSEE undertakes, at its expense, to take all necessary measures to return the AREA under the conditions in which it was received, except for its normal use and natural wear and tear.

5.3                Unless otherwise provided for in writing, the receipt of keys by LESSOR after the signing of the closing instrument shall represent the settlement of all obligations hereby assumed by LESSEE regarding, but not limited to, the rent, expenses and indemnities for any damage caused to the AREA.

CLAUSE SIX - ACCESS TO THE AREA

6.1                LESSOR shall permanently ensure, from the signing hereof, free access to the AREA by employees, agents, contractors, subcontractors or persons authorized by LESSEE as long as they are duly identified, regardless of the time and during the three hundred and sixty-five (365) days of the year, seven (7) days a week and twenty-four (24) hours a day.

6.2                Without prejudice to the provisions of any other clause hereof, if LESSEE is totally or partially deprived of the use of the LEASED AREA, due to any problems proven to be caused by LESSOR, it may proceed with the suspension of the payment of the rent and charges after sending notice granting a period of two (2) business days for LESSOR to remedy the irregularity. If the term is not met, LESSEE may, at its sole discretion, terminate this agreement.

CLAUSE SEVEN - LICENSES AND PERMITS

7.1 LESSOR shall collaborate with LESSEE in order to obtain permits, licenses or authorizations, ensuring the peaceful use of the AREA, without any interruptions, including providing the documents that are of its exclusive responsibility, within five (5) days from the communication sent to LESSOR.

CLAUSE EIGHT - IMPROVEMENTS

8.2                The parties further agree that the improvements necessary for the maintenance of the AREA, made by LESSEE, regardless of any prior authorization, shall be incorporated into the property, except those that can be removed without prejudice thereto that, at LESSEE’s discretion, may be removed.

8.3                All works carried out by LESSEE shall be its exclusive responsibility, and LESSEE shall bear the burden of any damage or losses provenly caused thereby to LESSOR or third parties.

CLAUSE NINE - TAXES AND EXPENSES

9.1                In addition to the rent amount, it is hereby agreed that LESSEE shall pay, on a monthly basis to LESSOR, on the same date as the monthly rent payment date, as additional charges, the condominium expenses, all taxes and/or contributions, whether present or future, applied to the area, as well as any special and/or general charges that may be imposed or applicable to LESSEE’s activity.

9.2                LESSEE shall bear the electricity expenses that may be effectively consumed by LESSEE through the installed equipment, and LESSOR shall hereby authorize LESSEE to install an independent energy meter for this purpose.

9.2.1           Until the installation of independent energy meters, LESSEE shall reimburse LESSOR for the electric bill corresponding to the AREA.

CLAUSE TEN - ASSIGNMENT

10.1            LESSEE may assign rights and obligations derived from this agreement, including in constructions that it carries out, and LESSEE shall send prior notice to LESSOR.

10.2            Likewise, LESSEE may sublease or assign the AREA, in whole or in part, including in constructions to be carried out, provided that the purposes of this lease are maintained, and shall notify LESSOR after these events occur.

CLAUSE ELEVEN – TERMINATION AND UNILATERAL TERMINATION

11.1            This agreement shall, without prejudice to any penalties set out in the previous Clauses, be deemed terminated for any legal purposes in the following cases:

11.1.2 If LESSEE fails to pay the rent and any other lease charges by their due dates, after being notified by LESSOR to pay off its debt with the legal and contractual surcharges, especially those set out in Clause Five, within a term of up to fifteen (15) days;

11.1.3.      If LESSEE violates legal obligations or fails to comply with any of the clauses hereof, after being warned in writing and if it does not remedy the default within up to ten (10) days;

11.1.4.      In the event of expropriation, or regulatory issues, which prevents the normal use of the AREA in accordance with the purposes of the lease, no indemnity is available to any of the Parties.

11.2            LESSEE may unreasonably terminate this agreement by giving notice to LESSOR, with thirty (30) days in advance, without incurring any penalty.

CLAUSE TWELVE - PENALTIES

12.1 The failure to comply with any of the contractual clauses or conditions, after notifying the breaching party within ten (10) days for remediation of the breach, shall be grounds for termination hereof, without prejudice to the determination of any direct damage proven to have occurred to be compensated to the non-breaching party.

CLAUSE THIRTEEN – SUCCESSION

13.1            In the event of sale of the property where the AREA described herein is located, during its term, without the exercise by LESSEE of the preemptive right provided for in the applicable legislation on all or part of the property, LESSOR shall inform the purchaser that it must respect all terms and conditions hereof, during its term, being already agreed that LESSEE may register this agreement for such purposes.

13.2            If it is necessary to sign additional documents for this agreement to be properly registered in the property registration, then LESSOR undertakes to sign such documents within five (5) days of written notification from LESSEE for this purpose, subject to clause 12.1 above.

13.3            If the succession occurs in any other way, including by heritable right, the parties agree that this agreement shall bind the successors, heirs or acquirers.

CLAUSE FOURTEEN - NOTICES

14.1            Any notice regarding this agreement shall be given at the following address: To LESSOR:

Name:

Address:

City/State ZIP CODE:

Attn.:

Phone:

Mobile:

Email:

To LESSEE:

Name:

Address:

City/State ZIP CODE:

Attn.:

Phone:

Mobile:

Email:

14.2            Any change in the mailing address shall be immediately notified in writing by one party to the other. Otherwise, any notice sent to that address shall be deemed valid and effective.

CLAUSE FIFTEEN – ADDITIONAL PROVISIONS

15.1 LESSEE expressly agrees to keep the AREA in good hygiene and cleanliness conditions, as received, responding administratively and judicially for any breach of this obligation.

15.3            LESSOR hereby authorizes LESSEE, at its expense, to register and/or annotate this agreement, and to perform any act necessary for such registration and/or annotation in the competent Real Estate Registry Office, pursuant to clause Thirteen, and undertakes to provide and sign any document that is necessary for registration.

15.4	Forbearance by either party must not be considered as a novation or tacit change.

15.5            LESSEE shall keep the equipment in safe conditions of use so as not to interfere with the operation of any equipment installed in the leased property.

15.6            This agreement shall be governed by the provisions of Law No. 8,245, of October 18, 1991, with the application, where said law is silent, of the rules of the Brazilian Civil Code and the Brazilian Code of Civil Procedure.

CLAUSE SIXTEEN - JURISDICTION

16.1 The parties elect the Central Court of the City of São Paulo, State of São Paulo, as the only one competent to settle any issues arising from this agreement.

In witness whereof, the parties execute this agreement in four (4) counterparts of equal form and content, in the presence of two (2) witnesses.

Rio de Janeiro, [XXX] [XXX], [XXX].

LESSEE:

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[•]

LESSOR:

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[•]

Witnesses:

Name:	Name:
ID (RG): ID	ID (RG):

ID: [HL ID_OPERATOR ID]

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 5.2.1(IX)

Draft of the Temporary Power-of-Attorney for the New Managers

POWERS OF ATTORNEY

By this private instrument, CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A., a corporation incorporated on January 13, 2020, with its head office in Rio de Janeiro, State of Rio de Janeiro, at Rua do Lavradio, No. 71, sl. 201/801, Centro, ZIP CODE 20.230-070, enrolled with the National Register of Legal Entities of the Ministry of Economy (CNPJ/ME) under No. 35.978.982/0001-75 and with the Commercial Registry of the Stare of Rio de Janeiro under NIRE No. 33.300.333.215, hereby represented according to its organizational documents (hereinafter referred to as “Grantor”), appoints and constitutes as its true and lawful attorneys-in-fact, Messrs. (i) [=], [identification]; and (ii) [=], [identification] (hereinafter referred to as “Grantees”), to whom it grants the specific powers to, always by means of joint act or signature, perform any or all of the acts listed below, always subject to the limits and rules set forth in the Grantor’s organizational documents:

(i)                           Subject to the provisions of Article [=] of the Grantor’s Bylaws, represent the Grantor before any public and/or private financial institutions, being able, for this purpose, to carry out any type of banking transactions and to enter into any documents necessary therefore, including, without limitation, (a) operate, open and close, and perform any and all other acts related to the bank accounts owned by the Grantor;

(b)    issue, sign, endorse and stop checks and payment orders; and any other instruments or any other transactions; (c) request balances, statements, checkbooks, receipts and any other documents and information related to the Grantor’s bank accounts, financial investments and other resources and funds; and (d) sign agreements of any kind, including, “Compror”, “Vendor”, Finame, Finame Leasing, Leasing, opening of credit facility, letter of guarantee, agreements for any banking services, including access to electronic channels, exchange agreements of any kind or type, in addition to transfers and agreements related to documentary credit;

(ii)                         Subject to the provisions of Article [=] of the Grantor’s Bylaws, represent the Grantor before any third parties, including any federal, state and municipal agencies, bodies and authorities, government offices, agencies, trade association, commercial registries, public registry of mercantile companies, registry offices of deeds and documents, civil registry offices of legal entities, and any and all related sections, divisions and departments, including, without limitation, the Federal Revenue Service of Brazil, the Office of the General Counsel for the Federal Treasury, the National Social Security Institute (INSS), Caixa Econômica Federal, the State Finance Department and Municipal Governments, Registry Offices, Commercial Registries of any States of the Federation, Ministry of Labor and Unions, Ministry of Education, Public Prosecutor’s Office, Audit Committees of Regulated Professions, in any of its levels, municipal, state or federal, including before courts and tribunals, as agent, with powers to sign, file and withdraw requirements, letters, forms, requests, appeals, declarations, statements and any other necessary documents, including pay any taxes, quasi-fiscal contributions of any kind;

(iii)                      Subject to the provisions of Article [=] of the Grantor’s Bylaws, perform any and all acts that involve the Grantor’s responsibilities, rights, business, interests and obligations, being able to issue receipts and give release, grant, accept, receive, agree and sign any types of deeds or agreements, whether by public or private instruments, with all clauses and terms agreed upon and in each of them, assume any kinds of responsibilities that should be incumbent on the Grantor, including purchase orders and service orders;

(iv)                       Subject to the provisions of Article [=] of the Grantor’s Bylaws, request, promote, claim and sign whatever is necessary, file, attach and remove papers and documents, give declarations and clarifications, sign requirements, forms, receipts, amend declaration of registration - DECA, sign opening and closing of books, registrations of entry and exit, registrations of use of tax documents and terms of occurrence, registration of tax documents and terms of occurrence, registration of inventory, registration of calculation of State Goods and Services Tax - ICMS, registration of invoices, registration of bills and invoices for services provided to third parties, registration of receipt of tax forms;

(v)                         Constitute a lawyer with powers of the clause for judicial purposes for the venue in general and with special powers to be served process, confess, acknowledge the validity of a claim, compromise, discontinue, waive the right which is the basis of the action, receive and give release, execute contracts, as well as perform the necessary acts in public tenders before federal, state, municipal public agencies and foundations, using legal remedies and follow them, also with powers to make registrations, provide clarifications, prepare and sign proposals, prepare offers and price bids for participation in bidding processes in the respective public session, sign minutes and declarations, endorse documents, receive subpoenas and notices and express the intention to file or withdraw appeals, as well as perform the other acts relevant to bidding processes, provide guarantees and surety; and may also delegate, in whole or in part;

(vi)                       Subject to the provisions of Article [=] of the Grantor’s Bylaws, sign and make the relevant notes in Work and Social Security Cards - CTPS, files, books and other control documents that require employment agreements, work accident forms, receipt for vacation pay, terminations of employment agreements and prior notices, issue, sign and collect the Forms of the Social

Integration Program - PIS and Guarantee Fund for Length of Service - FGTS, the authorizations for operation of FGTS/CEF linked account, the documents regarding the Internal Commission for Accident Prevention - CIPA and the Contribution of the National Social Security Institute - INSS and its other bodies, represent the Grantor before Caixa Econômica Federal, as well as with authorized banking institutions, in order to deal with issues related to the Guarantee Fund for Length of Service - FGTS accounts, Social Integration Program - PIS, salaries and others labor charges, represent the Grantor before the Ministries of Labor and Employment and of Social Security and Assistance in all its bodies and agencies, in particular Regional Labor Authorities; National Social Security Institute (INSS); Labor Courts; Employers’ and Labor Unions, and other labor and social security bodies; and

(vii)                    in general, perform all other acts that are necessary for the proper and faithful performance of this power of attorney.

This power of attorney is granted in an irrevocable basis, in accordance with the provisions of article 684 of the Brazilian Civil Code.

This power of attorney is valid as of the date hereof (inclusive) and for a period of one

(1) year, as from the date hereof.

[São Paulo], [=] [=], [=].

CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A.

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By: [=]

Title: [=]

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 6.1.12

Financial Statements

[Financial Statements on the base dates provided for in Clause 6.1.12 to be attached before the execution of the Agreement]

EQUITY INTEREST PURCHASE AGREEMENT AND OTHER COVENANTS

EXHIBIT 6.1.16

Relevant Company Agreements

1.	Existing Sharing Agreements

2.	Lease Agreement

SHARE PURCHASE AGREEMENT VIA ISOLATED PRODUCTION UNIT AND OTHER COVENANTS

EXHIBIT 6.1.19(I)

Company’s Powers-of-Attorney

1 Note for Exhibit: To be filled in with applicable information on the date of signature of the Agreement.

2 Note for Exhibit: To be filled in with applicable information on the date of signature of the Agreement.

_1 Note for the Draft: any applicable Demands on the date of execution of the Agreement will be inserted and described herein.